As filed with the U.S. Securities and Exchange Commission on March 25, 2011

Securities Act File No. 2-96408

Investment Company Act File No. 811-04254

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.
Post-Effective Amendment No. 163

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 164

(Check appropriate box or boxes.)

Legg Mason Partners Income Trust*

(Exact Name of Registrant as Specified in Charter)

55 Water Street, New York, New York 10041

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (800) 451-2010

Robert I. Frenkel

Legg Mason Partners Income Trust

100 First Stamford Place

Stamford, Connecticut 06902

(Name and Address of Agent for Service)

COPY TO:

Roger P. Joseph, Esq.

Bingham McCutchen LLP

One Federal Street

Boston, Massachusetts 02110

Continuous

(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective on March 31, 2011 pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

*	This filing relates solely to Legg Mason Western Asset Intermediate Maturity New York Municipals Fund, Legg Mason Western Asset Intermediate Maturity California Municipals Fund and Legg Mason Western Asset Massachusetts Municipals Fund.

March 31, 2011

Prospectus

Legg Mason

Western Asset

Intermediate Maturity

California Municipals

Fund

Class : Ticker Symbol

A	: ITCAX
C	: SIMLX
FI
I	: SICYX

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

2	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Investment

objective

The fund seeks to provide California investors with as high a level of current income exempt from federal income tax and California State personal income tax as is consistent with the preservation of principal.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in this Prospectus on page 20 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 65 under the heading “Sales Charge Waivers and Reductions.”

Shareholder fees (paid directly from your investment) (%)
	Class A	Class C	Class FI	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	2.25	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	None	None	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
	Class A	Class C	Class FI	Class I
Management fees	0.50	0.50	0.50	0.50
Distribution and service (12b-1) fees	0.15	0.75	0.25	None
Other expenses	0.09	0.09	0.36[1]	0.16
Total annual fund operating expenses	0.74	1.34	1.11	0.66
Fees forgone and/or expenses reimbursed[2]	—	—	(0.26)	(0.06)
Total annual fund operating expenses after forgoing fees and/or reimbursing expenses	0.74	1.34	0.85	0.60

[1]	“Other expenses” for Class FI shares are estimated because no Class FI shares were outstanding during the fund’s last fiscal year.
[2]

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.75% for Class A shares, 1.35% for Class C shares, 0.85% for Class FI shares and 0.60% for Class I shares. These arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent. The manager is permitted to recapture amounts forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	299	456	627	1,123
Class C (with or without redemption at end of period)	136	424	734	1,612
Class FI (with or without redemption at end of period)	87	327	586	1,328
Class I (with or without redemption at end of period)	61	204	361	816

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Legg Mason Western Asset Intermediate Maturity California Municipals Fund	3

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in investment grade “California municipal securities” or other investments with similar economic characteristics. California municipal securities are securities the interest on which is excluded from regular federal income tax and California State personal income taxes. The fund’s 80% policy may not be changed without a shareholder vote. Interest on California municipal securities may be subject to the federal alternative minimum tax.

California municipal securities include debt obligations issued by the State of California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated Baa/BBB or above) but may invest up to 20% of its assets in below investment grade bonds (commonly known as “junk bonds”).

The fund can invest up to 20% of its assets in unrated securities that the subadviser determines to be equivalent to investment grade.

Instead of investing directly in particular securities, the fund may use instruments such as derivatives, including futures contracts, and synthetic instruments that are intended to provide economic exposure to the securities or the issuer. The fund may use one or more types of these instruments to the extent consistent with its 80% policy. These instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund.

Certain risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. The value of your investment may also go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Junk bonds have a higher risk of default and are considered speculative. Subordinated securities will be disproportionately affected by a default or downgrade.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may

4	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Certain risks cont’d

default on its obligations to the fund. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations.

Liquidity risk. Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Tax risk. The income on the fund’s municipal securities could become subject to regular federal income and California State personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund may also lose any premium it paid on the security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Risk of investing in fewer issuers. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers. Also, the fund may be more volatile than a more geographically diverse fund.

Risks associated with focusing on investments in California municipal securities. The fund focuses its investments on California municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting California municipal issuers. California has been experiencing a significant deterioration in its economic base leading to a severe fiscal crisis. California’s economic and fiscal problems heighten the risks of investing in California municipal securities, including the risks of downgrades, market illiquidity and issuer defaults.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer shares or lower redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

Cash management and defensive investing risk. Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its investment objective.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers’

Legg Mason Western Asset Intermediate Maturity California Municipals Fund	5

judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Not a money market fund. The fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the fund’s investment may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the fund’s investments. The fund does not attempt to maintain a stable net asset value. Therefore, the fund’s net asset value per share is likely to fluctuate.

These risks are discussed in more detail later in this Prospectus or in the SAI.

6	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Total returns (before taxes) (%)

Best quarter (9/30/2009): 6.64 Worst quarter (12/31/2010): (4.87)

Average annual total returns (for periods ended December 31, 2010) (%)
	1 year	5 years	10 years	Since inception	Inception date

Class A
Return before taxes	(1.89)	2.60	3.22
Return after taxes on distributions	(1.89)	2.60	3.22
Return after taxes on distributions and sale of fund shares	0.01	2.77	3.30

Other Classes (Return before taxes only)
Class C	(0.13)	2.44	N/A	2.28	07/22/2002
Class I	0.62	3.25	3.65
Barclays Capital California Intermediate Municipal Bond Index (reflects no deduction for fees, expenses or taxes)[1]	5.28	4.87	4.92
Lipper California Intermediate Municipals Debt Funds Average (reflects fees and expenses but no deduction for sales charges or taxes)[2]	2.57	3.26	3.71

[1]	For Class C shares, for the period from July 31, 2002 to December 31, 2010, the average annual total return of the Barclays Capital California Intermediate Municipal Bond Index was 4.52%.
[2]	For Class C shares, for the period from July 31, 2002 to December 31, 2010, the average annual total return of the Lipper California Intermediate Municipals Debt Funds Average was 3.18%.

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns for classes other than Class A will vary from returns shown for Class A.

Legg Mason Western Asset Intermediate Maturity California Municipals Fund	7

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Portfolio managers: S. Kenneth Leech, Stephen A. Walsh, Robert E. Amodeo, Joseph P. Deane and David T. Fare. Messrs. Leech, Walsh and Amodeo have been portfolio managers for the fund since 2006. Mr. Deane has been a portfolio manager for the fund since its inception. Mr. Fare has been a portfolio manager for the fund since 1998. These portfolio managers work together with a broader investment management team.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investment ($)
	Class A	Class C	Class FI	Class I
General	1,000/50	1,000/50	N/A	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	N/A
Systematic Investment Plans	50/50	50/50	N/A	N/A
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926 or by mail at Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504.

Tax information

The fund intends to distribute income that is exempt from regular federal income and California State personal income taxes. A portion of the fund’s distributions may be subject to such tax or to the federal alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

8	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

More on the fund’s investment strategies, investments and risks

The fund seeks to provide California investors with as high a level of current income exempt from federal income tax and California State personal income taxes as is consistent with the preservation of principal.

Under normal circumstances, the fund invests at least 80% of its assets in investment grade California municipal securities or other investments with similar economic characteristics.

The fund’s 80% policy may not be changed without a shareholder vote. Except for this policy, the fund’s investment objective and investment strategies may be changed without shareholder approval.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund.

California municipal securities

California municipal securities include debt obligations issued by the State of California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular federal income tax and California State personal income tax. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

California municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income tax and California State personal income tax. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state taxing authorities will agree with bond counsel’s opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to regular federal income tax and California State personal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.

Legg Mason Western Asset Intermediate Maturity California Municipals Fund	9

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal income tax and California State personal income tax. Distributions of the fund’s income may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than California.

Subject to the fund’s 80% policy, the fund may purchase other municipal securities whose interest is subject to regular federal income tax and California State personal income tax.

Maturity

The fund may invest in securities of any maturity. The fund normally maintains an average effective portfolio maturity of between three and ten years. If the fund’s effective maturity falls outside of this range, the fund will take action to bring it within its expected range within a reasonable period of time.

Credit quality

The fund focuses on securities rated investment grade (that is, securities rated Baa/BBB or above), or, if unrated, determined to be of comparable credit quality by the subadviser. The fund may invest up to 20% of its assets in securities rated below investment grade or, if unrated, determined to be below investment grade by the subadviser. Below investment grade securities are commonly referred to as “junk bonds.”

If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, swaps and warrants, and may purchase other derivative instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	As a means of enhancing returns

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.

Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. Use of derivatives and similar instruments will be subject to the fund’s policy that under normal circumstances the fund invests at least 80% of its assets in California municipal securities.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

10	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

More on the fund’s investment strategies, investments and risks cont’d

As noted above, instead of investing directly in particular securities, the fund may use derivatives such as futures contracts, synthetic instruments and other instruments that are intended to provide economic exposure to a security, an issuer, an index or basket of securities, or a market. The fund may use one or more types of these instruments to the extent consistent with its 80% policy.

The fund’s subadviser may choose not to make use of derivatives.

Other fixed income securities

Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to federal and/or state income taxes. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower of the security usually pays a fixed, variable, or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “notes,” “debt,” “debt obligations,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds,” and these terms are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Zero coupon bonds, pay-in-kind securities and deferred interest securities

Zero coupon securities pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically. However, zero coupon bonds are useful as a tool for managing duration.

Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash. Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Legg Mason Western Asset Intermediate Maturity California Municipals Fund	11

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions.

Short-term investments

The fund may invest in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund.

Borrowings and reverse repurchase agreements

The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.

Credit downgrades and other credit events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

12	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

More on the fund’s investment strategies, investments and risks cont’d

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.

Percentage and other limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements is usually determined at the time of investment. If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Selection process

The portfolio managers select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities they believe will benefit from changes in market conditions. In selecting individual securities, the portfolio managers:

•	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

•	Consider the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates

•

Seek to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund

Market and interest rate risk. The market prices of fixed income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Additionally, since many municipal securities are issued to finance similar projects, such as

Legg Mason Western Asset Intermediate Maturity California Municipals Fund	13

those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market.

When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by the fund, and the fund’s yield, may decline.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. Rates of interest generated by the fund may decline due to a decrease in market interest rates.

Credit risk. If an obligor (such as the municipal issuer, a municipal insurer or other party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy or a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

The fund is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default, are considered speculative and may involve major risk of exposure to adverse conditions. These securities may be in default or in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase fund volatility. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

14	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

More on the fund’s investment strategies, investments and risks cont’d

Investments by the fund in structured securities, a type of derivative instrument, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Leveraging risk. The fund may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery or forward commitment transactions or reverse repurchase agreements. When the fund engages in transactions that have a leveraging effect on the fund’s portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income and California State personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates. This may cause the fund’s share price to be more volatile.

Risk of investing in fewer issuers. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers. Also, the fund may be more volatile than a more geographically diverse fund.

Legg Mason Western Asset Intermediate Maturity California Municipals Fund	15

Risks associated with focusing on investments in California municipal securities. The fund focuses its investments on California municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting California municipal issuers. California is in a severe economic recession. California has suffered job losses, an increase in foreclosures, a drop in housing prices and a severe contraction in new housing construction. State tax revenues have declined precipitously, resulting in large budget gaps and cash shortfalls. Issuers and guarantors of California municipal securities may experience a reduction in revenues as a result of these conditions. Furthermore, local municipal issuers in California often are dependent on the state government for a portion of their revenues. These and other factors may affect adversely the ability of the issuers of California municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. The foregoing and other factors may result in losses to the fund. In addition, if the fund has difficulty finding high quality California municipal securities to purchase, the amount of the fund’s income that is subject to California taxes could increase. More detailed information about the economy of California may be found in the SAI.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different valuation methodology. The value of certain fixed income securities may be materially affected by events after the close of the market on which they are valued, but before the fund determines its net asset value.

Cash management and defensive investing risk. Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its investment objective.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Not a money market fund. The fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the fund’s investment may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the fund’s investments. The fund does not attempt to maintain a stable net asset value. Therefore, the fund’s net asset value per share is likely to fluctuate.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund) on a quarterly basis. The fund intends to

16	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

More on the fund’s investment strategies, investments and risks cont’d post its complete portfolio holdings 14 calendar days following the quarter-end. The fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason funds’ website on a monthly basis. The fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of December 31, 2010, LMPFA’s total assets under management were approximately $190.7 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2010, the total assets under management of Western Asset and its supervised affiliates were approximately $453.9 billion.

LMPFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2010, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $671.8 billion.

Portfolio managers

The fund is managed by a broad team of portfolio managers, sector specialists and other investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior portfolio managers are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. These portfolio managers work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of this fund are S. Kenneth Leech, Stephen A. Walsh, Robert E. Amodeo, Joseph P. Deane and David T. Fare. Messrs. Leech, Walsh and Amodeo have been portfolio managers of the fund since 2006. Mr. Deane has been a portfolio manager of the fund since the fund’s inception. Mr. Fare has been a portfolio manager of the fund since 1998. Messrs. Leech, Walsh, Amodeo, Deane and Fare have been employed by Western Asset as portfolio managers for at least the past five years.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Management fee

The fund pays a management fee at an annual rate of 0.50% of its average daily net assets.

Legg Mason Western Asset Intermediate Maturity California Municipals Fund	17

For the fiscal year ended November 30, 2010, the fund paid LMPFA a management fee of 0.49% of the fund’s average daily net assets for management services, after waivers and/or reimbursements.

A discussion regarding the basis for the Board of Trustees’ (the “Board”) approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended November 30, 2010.

Expense limitation

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.75% for Class A shares, 1.35% for Class C shares, 0.85% for Class FI shares and 0.60% for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2012, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limit described above or any other lower limit then in effect.

Distribution

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a Rule 12b-1 shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.15% for Class A shares; up to 0.75% for Class C shares; and up to 0.25% for Class FI shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to distribution and/or service fees under the plan.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

18	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Choosing a class of shares to buy

Individual investors can generally invest in Class A and Class C shares. Individual investors who held Class I shares prior to November 20, 2006 may continue to invest in Class I shares. Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Institutional Investors — eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

If you plan to invest a large amount and/or your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of certain Class A shares (redeemed within one year)

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To visit the website, go to http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

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Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI shares. You may be required to provide appropriate documentation confirming your eligibility to invest in this share class. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/ or service fees	Exchange privilege[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 2.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $500,000 or more	0.50% on purchases of $500,000 or more if you redeem within 1 year of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the distributor
Class C	• No initial or contingent deferred sales charge • Generally higher annual expenses than Class A	None	None	0.75% of average daily net assets	Class C shares of funds sold by the distributor
Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class I

•   No initial or contingent deferred sales charge

•   Only offered to Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

•   Generally lower annual expenses than the other classes

		None	None	None	Class I shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

20	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price
Less than $100,000	2.25	2.30	2.00
$100,000 but less than $250,000	1.50	1.52	1.25
$250,000 but less than $500,000	1.25	1.27	1.00
$500,000 or more[1]	-0-	-0-	Up to 0.50

[1]

The distributor may pay a commission of up to 0.50% to a Service Agent for purchase amounts of $500,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $500,000 or more

You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 0.50%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege – allows you to combine the current value of Class A shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Please contact your Service Agent for additional information.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

•	Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At

Legg Mason Western Asset Intermediate Maturity California Municipals Fund	21
the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or

•	your spouse and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include toward your asset goal amount the current value of any eligible holdings.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your letter of intent asset goal. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

Class C shares

You buy Class C shares at net asset value with no initial sales charge and no contingent deferred sales charge. However, if you exchange Class C shares that were not subject to a contingent deferred sales charge when initially purchased for Class C shares of a fund that imposes a contingent deferred sales charge, your contingent deferred sales charge will be measured from the date of your exchange.

Service Agents receive an annual distribution and/or service fee of up to 0.75% of the average daily net assets represented by Class C shares serviced by them.

Class FI shares

You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by Class FI serviced by them.

Class I shares

You buy Class I shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares are not subject to any distribution and/or service fees.

22	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

Legg Mason Western Asset Intermediate Maturity California Municipals Fund	23

Institutional Investors — eligible investors

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI and Class I shares.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

Class FI shares

Class FI shares are offered to investors who invest in the fund through certain financial intermediaries.

Class I shares

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS. Individual investors who held Class I shares prior to November 20, 2006 may continue to invest in Class I shares.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Other considerations

Financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

24	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact the fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

For more information, please call the fund between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

For more information, please contact your Service Agent or the fund or consult the SAI.

Legg Mason Western Asset Intermediate Maturity California Municipals Fund	25

Exchanging shares

Generally	You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business.
Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 1-877-721-1926 to learn which funds are available to you for exchanges

•   Exchanges may be made only between accounts that have identical registrations

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

•   Generally, an exchange between funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes. You should talk to your tax adviser before making an exchange

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange

•   Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   If you exchange Class C shares of the fund for Class C shares of an equity or long-term fixed income fund sold by the distributor, you will be subject to the contingent deferred sales charge of the fund into which you exchange, and your contingent deferred sales charge will be measured from the date of your exchange

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

•   Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares

•   If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective

•   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.
By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address: Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504

26	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Exchanging shares cont’d

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent, or the fund or consult the SAI.

Legg Mason Western Asset Intermediate Maturity California Municipals Fund	27

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH). In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

•   Name of fund being redeemed

•   Class of shares being redeemed

•   Account number

28	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Redeeming shares cont’d

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50.

The following conditions apply:

•   Your shares must not be represented by certificates

•   Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•   You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or the fund or consult the SAI.

Legg Mason Western Asset Intermediate Maturity California Municipals Fund	29

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

The fund generally will not permit non-resident aliens with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares and sending the proceeds to an address or bank not currently on file

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

30	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Other things to know about transactions cont’d

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account balances/Mandatory redemptions

The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares (also known as short-term trading or frequent trading) may, in many cases, interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Some investors are seeking higher yields for their short term investments by investing in shorter term fixed income funds. The fund is often used for short term investments and permits short term trading of fund shares. This short term trading may result in additional costs to the fund.

The fund does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the fund or its shareholders. The fund’s manager and subadviser(s) believe that, because the fund’s portfolio will normally include a significant percentage of short-term investments, it can accommodate more frequent purchases and redemptions than longer-term fixed income funds. On this basis, the Board has determined that it is appropriate for the fund not to have a policy to discourage frequent trading of fund shares. The fund reserves the right to implement frequent trading policies or other restrictions in the future. The fund also reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Legg Mason Western Asset Intermediate Maturity California Municipals Fund	31

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, the certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or the fund.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

32	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Dividends, distributions and taxes

Dividends and distributions

The fund’s policy is to declare daily dividends from net investment income. Dividends from net investment income are paid monthly. The fund generally makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Unless you instruct otherwise, dividends and capital gain distributions are reinvested in additional fund shares of the same class you hold without a sales charge. Alternatively, you can instruct your Service Agent, the fund or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

If you own Class A or Class C shares and hold your shares directly with the fund, you may instruct the fund to have your distributions and/or dividends invested in Class A or Class C shares, respectively, of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000

•	The fund is available for sale in your state

To change your election to reinvest your dividends and distributions in shares of another fund, you must notify the fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and distributions.

Taxes

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares in the fund through an IRA, 401(k) or other tax-advantaged account. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from regular federal income tax, but may be subject to state or local income taxes. Exempt-interest dividends from California municipal securities will also be exempt from California State personal income tax. For other distributions, and when you redeem or exchange shares, you will generally have to pay federal income tax, as well as any other state and local taxes. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes. The following table summarizes the tax status to you of certain transactions related to the fund:

Transaction	Federal tax status	California state personal income tax status
Redemptions or exchanges of shares	Usually capital gain or loss; long-term only if shares owned more than one year	Usually capital gain or loss; long-term only if shares owned more than one year
Exempt-interest dividends	Exempt from regular federal income tax	Excluded from gross income if from interest on California municipal securities
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund does not expect any distributions to be treated as qualified dividend income, which for taxable years beginning before January 1, 2013 is taxable to non-corporate shareholders at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax.

You may want to avoid buying shares when the fund is about to declare a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

Legg Mason Western Asset Intermediate Maturity California Municipals Fund	33

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, certain dividends that you receive from the fund may be subject to federal withholding tax. Most fund distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that fund distributions consist of ordinary dividends or other payments that are subject to withholding, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Ordinary dividends that are reported by the fund as “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding for taxable years of the fund beginning before January 1, 2012.

If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your distributions, dividends (including exempt-interest dividends), and redemption proceeds. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2012. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

34	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at another time, the fund will calculate its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which, in turn, uses independent third party pricing services approved by the fund’s Board. Under the procedures, assets are valued as follows:

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). The fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be

Legg Mason Western Asset Intermediate Maturity California Municipals Fund	35

significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

36	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years. No financial highlights are presented for Class FI shares because no Class FI shares were outstanding for the periods shown. The returns for Class FI shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor.

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class A Shares[1]	2010	2009	2008	2007	2006
Net asset value, beginning of year	$8.67	$8.17	$8.74	$8.77	$8.69
Income (loss) from operations:
Net investment income	0.31	0.33	0.33	0.31	0.33
Net realized and unrealized gain (loss)	(0.07)	0.50	(0.57)	(0.03)	0.08
Total income (loss) from operations	0.24	0.83	(0.24)	0.28	0.41
Less distributions from:
Net investment income	(0.31)	(0.33)	(0.33)	(0.31)	(0.33)
Total distributions	(0.31)	(0.33)	(0.33)	(0.31)	(0.33)
Net asset value, end of year	$8.60	$8.67	$8.17	$8.74	$8.77
Total return[2]	2.76%	10.35%	(2.89)%	3.25%	4.76%
Net assets, end of year (000s)	$97,715	$84,106	$64,248	$52,632	$56,859
Ratios to average net assets:
Gross expenses	0.74%	0.77%	0.80%	1.01%[3]	0.84%
Net expenses[4,5]	0.73 [6]	0.68 [6,7]	0.70 [7]	0.91 [3,7]	0.74 [7]
Net investment income	3.52	3.90	3.81	3.57	3.75
Portfolio turnover rate	15%	4%	23%	10%	0%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[7]	Prior to September 18, 2009, the manager voluntarily agreed to waive management fees in the amount of 0.10% of average net assets.

Legg Mason Western Asset Intermediate Maturity California Municipals Fund	37

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class C Shares[1]	2010	2009	2008	2007	2006
Net asset value, beginning of year	$8.65	$8.16	$8.73	$8.76	$8.68
Income (loss) from operations:
Net investment income	0.25	0.28	0.28	0.25	0.27
Net realized and unrealized gain (loss)	(0.05)	0.49	(0.58)	(0.03)	0.07
Total income (loss) from operations	0.20	0.77	(0.30)	0.22	0.34
Less distributions from:
Net investment income	(0.26)	(0.28)	(0.27)	(0.25)	(0.26)
Total distributions	(0.26)	(0.28)	(0.27)	(0.25)	(0.26)
Net asset value, end of year	$8.59	$8.65	$8.16	$8.73	$8.76
Total return[2]	2.25%	9.56%	(3.51)%	2.56%	4.02%
Net assets, end of year (000s)	$111,637	$60,574	$35,026	$9,914	$12,395
Ratios to average net assets:
Gross expenses	1.34%	1.38%	1.38%	1.68%[3]	1.55%
Net expenses[4,5]	1.34 [6]	1.29 [6,7]	1.28 [7]	1.58 [3,7]	1.43 [7]
Net investment income	2.89	3.27	3.24	2.90	3.05
Portfolio turnover rate	15%	4%	23%	10%	0%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[7]	Prior to September 18, 2009, the manager voluntarily agreed to waive management fees in the amount of 0.10% of average net assets.

38	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Financial highlights cont’d

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class I Shares[1]	2010	2009	2008	2007		2006
Net asset value, beginning of year	$8.69	$8.20	$8.77	$8.80		$8.72
Income (loss) from operations:
Net investment income	0.32	0.34	0.35	0.32		0.34
Net realized and unrealized gain (loss)	(0.06)	0.49	(0.58)	(0.02)		0.08
Total income (loss) from operations	0.26	0.83	(0.23)	0.30		0.42
Less distributions from:
Net investment income	(0.32)	(0.34)	(0.34)	(0.33)		(0.34)
Total distributions	(0.32)	(0.34)	(0.34)	(0.33)		(0.34)
Net asset value, end of year	$8.63	$8.69	$8.20	$8.77		$8.80
Total return[2]	3.00%	10.29%	(2.70)%	3.44%		4.94%
Net assets, end of year (000s)	$16,325	$3,856	$2,680	$588		$431
Ratios to average net assets:
Gross expenses	0.66%	0.74%	0.62%	0.85%[3]		0.67%
Net expenses[4,5]	0.60 [6]	0.59 [6,7]	0.52 [7]	0.75	3,[7]	0.57 [7]
Net investment income	3.63	3.96	4.05	3.72		3.93
Portfolio turnover rate	15%	4%	23%	10%		0%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[7]	Prior to September 18, 2009, the manager voluntarily agreed to waive management fees in the amount of 0.10% of average net assets.

Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker/dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus.]

Legg Mason

Western Asset

Intermediate Maturity

California Municipals

Fund

You may visit the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses, for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926, or by writing to the fund at 55 Water Street, New York, New York 10041.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-4254)

FD0248ST 03/11

March 31, 2011

Prospectus

Legg Mason

Western Asset

Intermediate Maturity

New York Municipals

Fund

Class: Ticker Symbol

A	: IMNYX
C	: SINLX
FI
I	: LMIIX

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

2	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

Investment objective

The fund seeks to provide New York investors with as high a level of current income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with the preservation of principal.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in this Prospectus on page 20 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 65 under the heading “Sales Charge Waivers and Reductions.”

Shareholder fees (paid directly from your investment) (%)
	Class A	Class C	Class FI	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	2.25	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	None	None	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment (%)
	Class A	Class C	Class FI	Class I
Management fees	0.50	0.50	0.50	0.50
Distribution and service (12b-1) fees	0.15	0.75	0.25	None
Other expenses	0.09	0.12[1]	0.32[2]	0.12
Total annual fund operating expenses	0.74	1.37	1.07	0.62
Fees forgone and/or expense reimbursed[3]	—	(0.02)	(0.22)	(0.02)
Total annual fund operating expenses after forgoing fees and/or reimbursing expenses	0.74	1.35	0.85	0.60

[1]	For Class C shares, “Other expenses” have been restated to reflect current fees with respect to the class.
[2]	“Other expenses” for Class FI shares are estimated because no Class FI shares were outstanding during the fund’s last fiscal year.
[3]

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.75% for Class A shares, 1.35% for Class C shares, 0.85% for Class FI shares and 0.60% for Class I shares. These arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent. The manager is permitted to recapture amounts forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	299	456	627	1,123
Class C (with or without redemption at end of period)	137	432	748	1,645
Class FI (with or without redemption at end of period)	87	319	570	1,288
Class I (with or without redemption at end of period)	61	196	343	772

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund	3

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in investment grade “New York municipal securities” or other investments with similar economic characteristics. New York municipal securities are securities the interest on which is excluded from regular federal income tax and New York State and New York City personal income taxes. The fund’s 80% policy may not be changed without a shareholder vote. Interest on New York municipal securities may be subject to the federal alternative minimum tax.

New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated Baa/BBB or above) but may invest up to 20% of its assets in below investment grade bonds (commonly known as “junk bonds”).

The fund can invest up to 20% of its assets in unrated securities that the subadviser determines to be equivalent to investment grade.

Instead of investing directly in particular securities, the fund may use instruments such as derivatives, including futures contracts, and synthetic instruments that are intended to provide economic exposure to the securities or the issuer. The fund may use one or more types of these instruments to the extent consistent with its 80% policy. These instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund.

Certain risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. The value of your investment may also go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Junk bonds have a higher risk of default and are considered speculative. Subordinated securities will be disproportionately affected by a default or downgrade.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Recent legislation calls for new regu-

4	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

Certain risks cont’d

lation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations.

Liquidity risk. Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Tax risk. The income on the fund’s municipal securities could become subject to regular federal income tax and New York State and New York City personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund may also lose any premium it paid on the security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Risk of investing in fewer issuers. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers. Also, the fund may be more volatile than a more geographically diverse fund.

Risks associated with focusing on investments in New York municipal securities. The fund focuses its investments on New York municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting New York municipal issuers.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer shares or lower redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

Cash management and defensive investing risk. Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its investment objective.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Not a money market fund. The fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other fea-

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund	5

tures of securities that money market funds may purchase. Under normal conditions, the fund’s investment may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the fund’s investments. The fund does not attempt to maintain a stable net asset value. Therefore, the fund’s net asset value per share is likely to fluctuate.

These risks are discussed in more detail later in this Prospectus or in the SAI.

6	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Total returns (before taxes) (%)

Best quarter (9/30/2009): 5.44 Worst quarter (12/31/2010): (4.03)

Average annual total returns (for periods ended December 31, 2010) (%)
	1 year	5 years	10 years	Since inception	Inception date

Class A
Return before taxes	(2.31)	2.81	3.38
Return after taxes on distributions	(2.31)	2.81	3.38
Return after taxes on distributions and sale of fund shares	(0.25)	2.94	3.44

Other Classes (Return before taxes only)
Class C	(0.72)	2.62	N/A	2.46	07/22/2002
Class I	(0.10)	N/A	N/A	2.62	04/01/2008
Barclays Capital New York Intermediate Municipal Bond Index (reflects no deduction for fees, expenses or taxes)[1]	4.39	5.07	5.08
Lipper New York Intermediate Municipals Debt Funds Average (reflects fees and expenses but no deduction for sales charges or taxes) [2]	1.68	3.20	3.74

[1]

For Class C shares, for the period from July 31, 2002 to December 31, 2010, the average annual total return of the Barclays Capital New York Intermediate Municipal Bond Index was 4.70%. For Class I shares, for the period from March 31, 2008 to December 31, 2010, the average annual total return of the Barclays Capital New York Intermediate Municipal Bond Index was 5.48%.

[2]

For Class C shares, for the period from July 31, 2002 to December 31, 2010, the average annual total return of the Lipper New York Intermediate Municipals Debt Funds Average was 3.19%. For Class I shares, for the period from March 31, 2008 to December 31, 2010, the average annual total return of the Lipper New York Intermediate Municipals Debt Funds Average was 3.46%.

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns for classes other than Class A will vary from returns shown for Class A.

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund	7

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Portfolio managers: S. Kenneth Leech, Stephen A. Walsh, Robert E. Amodeo, Joseph P. Deane and David T. Fare. Messrs. Leech, Walsh and Amodeo have been portfolio managers for the fund since 2006. Mr. Deane has been a portfolio manager for the fund since its inception. Mr. Fare has been a portfolio manager for the fund since 1998. These portfolio managers work together with a broader investment management team.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investment ($)
	Class A	Class C	Class FI	Class I
General	1,000/50	1,000/50	N/A	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	N/A
Systematic Investment Plans	50/50	50/50	N/A	N/A
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926 or by mail at Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504.

Tax information

The fund intends to distribute income that is exempt from regular federal income and New York State and New York City personal income taxes. A portion of the fund’s distributions may be subject to such taxes or to the federal alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

8	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

More on the fund’s investment strategies, investments and risks

The fund seeks to provide New York investors with as high a level of current income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with the preservation of principal.

Under normal circumstances, the fund invests at least 80% of its assets in investment grade New York municipal securities or other investments with similar economic characteristics.

The fund’s 80% policy may not be changed without a shareholder vote. Except for this policy, the fund’s investment objectives and investment strategies may be changed without shareholder approval.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund.

New York municipal securities

New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular federal income tax and New York State and New York City personal income taxes. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

New York municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income tax and New York State and New York City personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state taxing authorities will agree with bond counsel’s opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to regular federal income tax and/or New York State and New York City personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund	9

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal income tax and New York State and New York City personal income taxes. Distributions of the fund’s income may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than New York.

Subject to the fund’s 80% policy, the fund may purchase other municipal securities whose interest is subject to regular federal income tax and New York State and New York City personal income taxes.

Maturity

The fund may invest in securities of any maturity. The fund normally maintains an average effective portfolio maturity of between three and ten years. If the fund’s effective maturity falls outside of this range, the fund will take action to bring it within its expected range within a reasonable period of time.

Credit quality

The fund focuses on securities rated investment grade (that is, securities not rated Baa/BBB or above), or, if unrated, determined to be of comparable credit quality by the subadviser. The fund may invest up to 20% of its assets in securities rated below investment grade or, if unrated, determined to be below investment grade by the subadviser. Below investment grade securities are commonly referred to as “junk bonds.”

If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, swaps and warrants, and may purchase other derivative instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	As a means of enhancing returns

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. Use of derivatives and similar instruments will be subject to the fund’s policy that under normal circumstances the fund invests at least 80% of its assets in New York municipal securities.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

As noted above, instead of investing directly in particular securities, the fund may use derivatives such as futures contracts, synthetic instruments and other instruments that are intended to provide economic

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More on the fund’s investment strategies, investments and risks cont’d exposure to a security, an issuer, an index or basket of securities, or a market. The fund may use one or more types of these instruments to the extent consistent with its 80% policy.

The fund’s subadviser may choose not to make use of derivatives.

Other fixed income securities

Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to federal and/or state income taxes. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower of the security usually pays a fixed, variable, or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “notes,” “debt,” “debt obligations,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds,” and these terms are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Zero coupon bonds, pay-in-kind securities and deferred interest securities

Zero coupon securities pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically. However, zero coupon bonds are useful as a tool for managing duration.

Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash. Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

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When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions.

Short-term investments

The fund may invest in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund.

Borrowings and reverse repurchase agreements

The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.

Credit downgrades and other credit events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

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More on the fund’s investment strategies, investments and risks cont’d

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.

Percentage and other limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements is usually determined at the time of investment. If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Selection process

The portfolio managers select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities they believe will benefit from changes in market conditions. In selecting individual securities, the portfolio managers:

•	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

•	Consider the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates

•

Seek to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund

Market and interest rate risk. The market prices of fixed income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Additionally, since many municipal securities are issued to finance similar projects, such as those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market.

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When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by the fund, and the fund’s yield, may decline.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. Rates of interest generated by the fund may decline due to a decrease in market interest rates.

Credit risk. If an obligor (such as the municipal issuer, a municipal insurer or other party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy or a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

The fund is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default, are considered speculative and may involve major risk of exposure to adverse conditions. These securities may be in default or in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase fund volatility. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Investments by the fund in structured securities, a type of derivative instrument, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

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More on the fund’s investment strategies, investments and risks cont’d

Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Leveraging risk. The fund may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery or forward commitment transactions or reverse repurchase agreements. When the fund engages in transactions that have a leveraging effect on the fund’s portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income and New York State and New York City personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates. This may cause the fund’s share price to be more volatile.

Risk of investing in fewer issuers. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers. Also, the fund may be more volatile than a more geographically diverse fund.

Risks associated with focusing on investments in New York municipal securities. The fund focuses its investments on New York municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting New York municipal issuers. The national economic downturn has had a severe and negative impact on the State and on the City of New York, the heart

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of the financial services industry. State and local governments are expected to continue to experience a decline in revenues as depressed employment and wages, as well as volatility in credit and equity markets, threaten to lower collections of state and local income taxes, and as credit market conditions and rising debt default rates depress real estate activity and reduce government revenues associated with high-value commercial sector real estate transactions. These and other factors may affect adversely the ability of the issuers of New York municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. The foregoing and other factors may result in losses to the fund. In addition, if the fund has difficulty finding high quality New York municipal securities to purchase, the amount of the fund’s income that is subject to New York taxes could increase. More detailed information about the economy of New York may be found in the SAI.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different valuation methodology. The value of certain fixed income securities may be materially affected by events after the close of the markets on which they are valued, but before the fund determines its net asset value.

Cash management and defensive investing risk. Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its investment objective.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Not a money market fund. The fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the fund’s investment may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the fund’s investments. The fund does not attempt to maintain a stable net asset value. Therefore, the fund’s net asset value per share is likely to fluctuate.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund) on a quarterly basis. The fund intends to post its complete portfolio holdings 14 calendar days following the quarter-end. The fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason funds’ website on a monthly basis. The fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

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More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of December 31, 2010, LMPFA’s total assets under management were approximately $190.7 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2010, the total assets under management of Western Asset and its supervised affiliates were approximately $453.9 billion.

LMPFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2010, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $671.8 billion.

Portfolio managers

The fund is managed by a broad team of portfolio managers, sector specialists and other investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior portfolio managers are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. These portfolio managers work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of this fund are S. Kenneth Leech, Stephen A. Walsh, Robert E. Amodeo, Joseph P. Deane and David T. Fare. Messrs. Leech, Walsh and Amodeo have been portfolio managers of the fund since 2006. Mr. Deane has been a portfolio manager of the fund since the fund’s inception. Mr. Fare has been a portfolio manager of the fund since 1998. Messrs. Leech, Walsh, Amodeo, Deane and Fare have been employed by Western Asset as portfolio managers for at least the past five years.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Management fee

The fund pays a management fee at an annual rate of 0.50% of its average daily net assets.

For the fiscal year ended November 30, 2010, the fund paid LMPFA a management fee of 0.50% of the fund’s average daily net assets for management services, after waivers and/or reimbursements.

A discussion regarding the basis for the Board of Trustees’ (the “Board”) approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended November 30, 2010.

Expense limitation

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.75% for Class A shares, 1.35% for Class C shares, 0.85% for Class FI shares and 0.60% for Class I shares, subject to recapture as described below. These arrangements are

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund	17

expected to continue until December 31, 2012, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limit described above or any other lower limit then in effect.

Distribution

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a Rule 12b-1 shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.15% for Class A shares; up to 0.75% for Class C shares; and up to 0.25% for Class FI shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to distribution and/or service fees under the plan.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

18	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

Choosing a class of shares to buy

Individual investors can generally invest in Class A and Class C shares. Individual investors who held Class I shares prior to November 20, 2006 may continue to invest in Class I shares. Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Institutional Investors — eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

If you plan to invest a large amount and/or your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of certain Class A shares (redeemed within one year)

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To visit the website, go to http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

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Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI shares. You may be required to provide appropriate documentation confirming your eligibility to invest in this share class. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/ or service fees	Exchange privilege[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 2.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $500,000 or more	0.50% on purchases of $500,000 or more if you redeem within 1 year of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the distributor
Class C	• No initial or contingent deferred sales charge • Generally higher annual expenses than Class A	None	None	0.75% of average daily net assets	Class C shares of funds sold by the distributor
Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class I

•  No initial or contingent deferred sales charge

•  Only offered to Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

•  Generally lower annual expenses than the other classes

		None	None	None	Class I shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

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Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price
Less than $100,000	2.25	2.30	2.00
$100,000 but less than $250,000	1.50	1.52	1.25
$250,000 but less than $500,000	1.25	1.27	1.00
$500,000 or more[1]	-0-	-0-	Up to 0.50

[1]

The distributor may pay a commission of up to 0.50% to a Service Agent for purchase amounts of $500,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $500,000 or more

You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 0.50%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege – allows you to combine the current value of Class A shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Please contact your Service Agent for additional information.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

•	Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At

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the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or

•	your spouse and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include toward your asset goal amount the current value of any eligible holdings.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your letter of intent asset goal. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

Class C shares

You buy Class C shares at net asset value with no initial sales charge and no contingent deferred sales charge. However, if you exchange Class C shares that were not subject to a contingent deferred sales charge when initially purchased for Class C shares of a fund that imposes a contingent deferred sales charge, your contingent deferred sales charge will be measured from the date of your exchange.

Service Agents receive an annual distribution and/or service fee of up to 0.75% of the average daily net assets represented by Class C shares serviced by them.

Class FI shares

You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by Class FI serviced by them.

Class I shares

You buy Class I shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares are not subject to any distribution and/or service fees.

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More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

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Institutional Investors — eligible investors

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI and Class I shares.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

Class FI shares

Class FI shares are offered to investors who invest in the fund through certain financial intermediaries.

Class I shares

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS. Individual investors who held Class I shares prior to November 20, 2006 may continue to invest in Class I shares.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Other considerations

Financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

24	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:

•Name of fund being bought

•Class of shares being bought

•Dollar amount or number of shares being bought

•Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact the fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

For more information, please call the fund between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

For more information, please contact your Service Agent or the fund or consult the SAI.

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Exchanging shares

Generally	You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business.
Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

• If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

• If you bought shares directly from the fund, contact the fund at 1-877-721-1926 to learn which funds are available to you for exchanges

• Exchanges may be made only between accounts that have identical registrations

• Not all funds offer all classes

• Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

• Generally, an exchange between funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes. You should talk to your tax adviser before making an exchange

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

• In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange

• Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

• If you exchange Class C shares of the fund for Class C shares of an equity or long-term fixed income fund sold by the distributor, you will be subject to the contingent deferred sales charge of the fund into which you exchange, and your contingent deferred sales charge will be measured from the date of your exchange

• You will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

• Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares

• If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective

• The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.
By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address: Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504

26	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

Exchanging shares cont’d

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent, or the fund or consult the SAI.

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Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Your written request must provide the following:

•The fund name, the class of shares being redeemed and your account number

•The dollar amount or number of shares being redeemed

•Signature of each owner exactly as the account is registered

•Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

•Name of fund being redeemed

•Class of shares being redeemed

•Account number

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Redeeming shares cont’d

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50.

The following conditions apply:

•Your shares must not be represented by certificates

•Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

•If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or the fund or consult the SAI.

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Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

The fund generally will not permit non-resident aliens with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares and sending the proceeds to an address or bank not currently on file

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

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Other things to know about transactions cont’d

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account balances/Mandatory redemptions

The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares (also known as short-term trading or frequent trading) may, in many cases, interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Some investors are seeking higher yields for their short term investments by investing in shorter term fixed income funds. The fund is often used for short term investments and permits short term trading of fund shares. This short term trading may result in additional costs to the fund.

The fund does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the fund or its shareholders. The fund’s manager and subadviser(s) believe that, because the fund’s portfolio will normally include a significant percentage of short-term investments, it can accommodate more frequent purchases and redemptions than longer-term fixed income funds. On this basis, the Board has determined that it is appropriate for the fund not to have a policy to discourage frequent trading of fund shares. The fund reserves the right to implement frequent trading policies or other restrictions in the future. The fund also reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

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Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, the certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or the fund.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

32	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

Dividends, distributions and taxes

Dividends and distributions

The fund’s policy is to declare daily dividends from net investment income. Dividends from net investment income are paid monthly. The fund generally makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Unless you instruct otherwise, dividends and capital gain distributions are reinvested in additional fund shares of the same class you hold without a sales charge. Alternatively, you can instruct your Service Agent, the fund or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

If you own Class A or Class C shares and hold your shares directly with the fund, you may instruct the fund to have your distributions and/or dividends invested in Class A or Class C shares, respectively, of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000

•	The fund is available for sale in your state

To change your election to reinvest your dividends and distributions in shares of another fund, you must notify the fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and distributions.

Taxes

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares in the fund through an IRA, 401(k) or other tax-advantaged account. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from regular federal income tax, but may be subject to state or local income taxes. Exempt-interest dividends from New York municipal securities will also be exempt from New York State and New York City personal income taxes. For other distributions, and when you redeem or exchange shares, you will generally have to pay federal income tax, as well as any other state and local taxes. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes. The following table summarizes the tax status to you of certain transactions related to the fund:

Transaction	Federal tax status	New York personal tax status
Redemptions or exchanges of shares	Usually capital gain or loss; long-term only if shares owned more than one year	Usually capital gain or loss; long-term only if shares owned more than one year
Exempt-interest dividends	Exempt from regular federal income tax	Excluded from gross income if interest on New York municipal securities
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund does not expect any distributions to be treated as qualified dividend income, which for taxable years beginning before January 1, 2013 is taxable to non-corporate shareholders at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax.

You may want to avoid buying shares when the fund is about to declare a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund	33

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, certain dividends that you receive from the fund may be subject to federal withholding tax. Most fund distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that fund distributions consist of ordinary dividends or other payments that are subject to withholding, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Ordinary dividends that are reported by the fund as “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding for taxable years of the fund beginning before January 1, 2012.

If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your distributions, dividends (including exempt-interest dividends), and redemption proceeds. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2012. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

34	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at another time, the fund will calculate its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which, in turn, uses independent third party pricing services approved by the fund’s Board. Under the procedures, assets are valued as follows:

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). The fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund	35

significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

36	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI shares because no Class FI shares were outstanding for the periods shown. The returns for Class FI shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor.

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class A Shares[1]	2010	2009	2008	2007	2006
Net asset value, beginning of year	$8.88	$8.33	$8.81	$8.79	$8.74
Income (loss) from operations:
Net investment income	0.32	0.31	0.33	0.33	0.33
Net realized and unrealized gain (loss)	(0.15)	0.55	(0.48)	0.01	0.05
Total income (loss) from operations	0.17	0.86	(0.15)	0.34	0.38
Less distributions from:
Net investment income	(0.32)	(0.31)	(0.33)	(0.32)	(0.33)
Total distributions	(0.32)	(0.31)	(0.33)	(0.32)	(0.33)
Net asset value, end of year	$8.73	$8.88	$8.33	$8.81	$8.79
Total return[2]	1.87%	10.52%	(1.80)%	3.99%	4.44%
Net assets, end of year (000s)	$153,256	$141,918	$103,396	$84,685	$100,314
Ratios to average net assets:
Gross expenses	0.74%	0.73%	0.77%	0.90%[3]	0.77%
Net expenses	0.74 [4]	0.70 [4,5,6]	0.73 [5,6]	0.86 [3,5,6]	0.73 [5,6]
Net investment income	3.54	3.61	3.81	3.74	3.81
Portfolio turnover rate	18%	15%	22%	11%	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[5]	Prior to September 18, 2009, the manager had voluntarily agreed to waive management fees in the amount of 0.04% of the average net assets.

[6]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund	37

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class C Shares[1]	2010	2009	2008	2007	2006
Net asset value, beginning of year	$8.88	$8.33	$8.81	$8.80	$8.75
Income (loss) from operations:
Net investment income	0.26	0.26	0.28	0.27	0.28
Net realized and unrealized gain (loss)	(0.15)	0.55	(0.49)	0.00 [2]	0.04
Total income (loss) from operations	0.11	0.81	(0.21)	0.27	0.32
Less distributions from:
Net investment income	(0.26)	(0.26)	(0.27)	(0.26)	(0.27)
Total distributions	(0.26)	(0.26)	(0.27)	(0.26)	(0.27)
Net asset value, end of year	$8.73	$8.88	$8.33	$8.81	$8.80
Total return[3]	1.25%	9.85%	(2.43)%	3.17%	3.76%
Net assets, end of year (000s)	$80,837	$60,915	$27,893	$11,993	$15,011
Ratios to average net assets:
Gross expenses	1.36%	1.34%	1.38%	1.57%[4]	1.43%
Net expenses[5]	1.35 [6]	1.31 [6,7]	1.34 [7]	1.53 [4,7]	1.38 [7]
Net investment income	2.92	2.97	3.20	3.07	3.16
Portfolio turnover rate	18%	15%	22%	11%	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[7]	Prior to September 18, 2009, the manager had voluntarily agreed to waive management fees in the amount of 0.04% of the average net assets.

38	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

Financial highlights cont’d

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class I Shares[1]	2010	2009	2008[2]
Net asset value, beginning of year	$8.86	$8.31	$8.80
Income (loss) from operations:
Net investment income	0.33	0.32	0.22
Net realized and unrealized gain (loss)	(0.15)	0.55	(0.49)
Total income (loss) from operations	0.18	0.87	(0.27)
Less distributions from:
Net investment income	(0.33)	(0.32)	(0.22)
Total distributions	(0.33)	(0.32)	(0.22)
Net asset value, end of year	$8.71	$8.86	$8.31
Total return[3]	1.99%	10.70%	(3.10)%
Net assets, end of year (000s)	$21,157	$14,429	$242
Ratios to average net assets:
Gross expenses	0.62%	0.62%	0.59%[4]
Net expenses[5]	0.60 [6]	0.57 [6,7]	0.55	[4],7
Net investment income	3.68	3.62	3.89	[4]
Portfolio turnover rate	18%	15%	22%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 1, 2008 (inception date) to November 30, 2008.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expense and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[7]	Prior to September 18, 2009, the manager had voluntarily agreed to waive management fees in the amount of 0.04% of the average net assets.

Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker/dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus.]

Legg Mason

Western Asset

Intermediate Maturity

New York Municipals

Fund

You may visit the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses, for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926, or by writing to the fund at 55 Water Street, New York, New York 10041.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-4254)

FD0247ST 03/11

March 31, 2011

Prospectus

Legg Mason

Western Asset

Massachusetts

Municipals

Fund

Class : Ticker Symbol

A : SLMMX
B : SMABX
C : SMALX
FI
I : LHMIX

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

2	Legg Mason Western Asset Massachusetts Municipals Fund

Investment objective

The fund seeks to provide Massachusetts investors with as high a level of current income exempt from federal income tax and Massachusetts personal income taxes as is consistent with the preservation of principal.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in this Prospectus on page 20 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 60 under the heading “Sales Charge Waivers and Reductions.”

Shareholder fees (paid directly from your investment) (%)
	Class A	Class B	Class C	Class FI	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	4.50	1.00	None	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
	Class A	Class B	Class C	Class FI	Class I
Management fees	0.50	0.50	0.50	0.50	0.50
Distribution and service (12b-1) fees	0.15	0.65	0.70	0.25	None
Other expenses	0.11	0.42	0.14	0.40[1]	0.20
Total annual fund operating expenses	0.76	1.57	1.34	1.15	0.70
Fees forgone and/or expenses reimbursed (subject to recapture)[2]	(0.01)	(0.32)	(0.04)	(0.30)	(0.10)
Total annual fund operating expenses after forgoing fees and/or reimbursing expenses	0.75	1.25	1.30	0.85	0.60

[1]	“Other expenses” for Class FI shares are estimated because no Class FI shares were outstanding during the fund’s last fiscal year.
[2]

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.75% for Class A shares, 1.25% for Class B shares, 1.30% for Class C shares, 0.85% for Class FI shares and 0.60% for Class I shares. These arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent. The manager is permitted to recapture amounts forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	498	656	828	1,325
Class B (with redemption at end of period)	577	764	924	1,621
Class B (without redemption at end of period)	127	464	824	1,621
Class C (with redemption at end of period)	232	421	731	1,610
Class C (without redemption at end of period)	132	421	731	1,610
Class FI (with or without redemption at end of period)	87	336	605	1,371
Class I (with or without redemption at end of period)	61	214	380	861

Legg Mason Western Asset Massachusetts Municipals Fund	3

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in investment grade “Massachusetts municipal securities” or other investments with similar economic characteristics. Massachusetts municipal securities are securities the interest on which is excluded from regular federal income tax and Massachusetts personal income taxes. The fund’s 80% policy may not be changed without a shareholder vote. Interest on Massachusetts municipal securities may be subject to the federal alternative minimum tax.

Massachusetts municipal securities include debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated Baa/BBB or above) but may invest up to 20% of its assets in below investment grade bonds (commonly known as “junk bonds”).

Instead of investing directly in particular securities, the fund may use instruments such as derivatives, including futures contracts, and synthetic instruments that are intended to provide economic exposure to the securities or the issuer. The fund may use one or more types of these instruments to the extent consistent with its 80% policy. These instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund.

Certain risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. The value of your investment may also go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Junk bonds have a higher risk of

4	Legg Mason Western Asset Massachusetts Municipals Fund

Certain risks cont’d

default and are considered speculative. Subordinated securities will be disproportionately affected by a default or downgrade.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations.

Liquidity risk. Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Tax risk. The income on the fund’s municipal securities could become subject to regular federal income tax or Massachusetts personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund may also lose any premium it paid on the security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Risk of investing in fewer issuers. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers. Also, the fund may be more volatile than a more geographically diverse fund.

Risks associated with focusing on investments in Massachusetts municipal securities. The fund focuses its investments on Massachusetts municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting Massachusetts municipal issuers.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer shares or lower redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

Cash management and defensive investing risk. Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the

Legg Mason Western Asset Massachusetts Municipals Fund	5

cash and the fund’s yield will go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its investment objective.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers' judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

These risks are discussed in more detail later in this Prospectus or in the SAI.

6	Legg Mason Western Asset Massachusetts Municipals Fund

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Total returns (before taxes) (%)

Best quarter (9/30/2009): 7.16 Worst quarter (12/31/2008): (6.07)

Average annual total returns (for periods ended December 31, 2010) (%)
	1 year	5 years	10 years	Since inception	Inception date

Class A
Return before taxes	(4.04)	2.62	3.82
Return after taxes on distributions	(4.04)	2.62	3.82
Return after taxes on distributions and sale of fund shares	(1.19)	2.87	3.93

Other Classes (Return before taxes only)
Class B	(4.22)	2.76	3.79
Class C	(1.31)	2.92	3.66
Class I	0.27	N/A	N/A	2.43	06/03/2008
Barclays Capital Massachusetts Municipal Bond Index (reflects no deduction for fees, expenses or taxes)[1]	1.95	4.44	4.99
Lipper Massachusetts Municipal Debt Funds Average (reflects no deduction for fees, expenses or taxes)[2]	0.82	2.94	3.93

[1]	For Class I shares, for the period from June 3, 2008 to December 31, 2010, the average annual total return of the Barclays Capital Massachusetts Municipal Bond Index was 4.45%.
[2]	For Class I shares, for the period from June 30, 2008 to December 31, 2010, the average annual total return of the Lipper Massachusetts Municipal Debt Funds Average was 3.19%.

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns for classes other than Class A will vary from returns shown for Class A.

Legg Mason Western Asset Massachusetts Municipals Fund	7

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Portfolio managers: S. Kenneth Leech, Stephen A. Walsh, Robert E. Amodeo, Joseph P. Deane and David T. Fare. Messrs. Leech, Walsh, Amodeo, Deane and Fare have been employed in the capacity of portfolio managers by Western Asset for more than five years. These portfolio managers work together with a broader investment management team.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investment ($)
	Class A	Class B	Class C	Class FI	Class I
General	1,000/50	1,000/50	1,000/50	N/A	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1,000/50	N/A	N/A
Systematic Investment Plans	50/50	50/50	50/50	N/A	N/A
Clients of Eligible Financial Intermediaries	None/None	N/A	N/A	None/None	None/None
Institutional Investors	1,000/50	1,000/50	1,000/50	N/A	1 million/None

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926 or by mail at Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504.

Tax information

The fund intends to distribute income that is exempt from regular federal income tax and Massachusetts personal income taxes. A portion of the fund’s distributions may be subject to such taxes or to the federal alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

8	Legg Mason Western Asset Massachusetts Municipals Fund

More on the fund’s investment strategies, investments and risks

The fund seeks to provide Massachusetts investors with as high a level of current income exempt from federal income taxes and Massachusetts state personal income taxes as is consistent with the preservation of principal.

Under normal circumstances, the fund invests at least 80% of its assets in investment grade Massachusetts municipal securities or other investments with similar economic characteristics.

The fund’s 80% policy may not be changed without a shareholder vote. Except for this policy, the fund’s investment objectives and investment strategies may be changed without shareholder approval.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund.

Massachusetts municipal securities

Massachusetts municipal securities include debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular federal income tax and Massachusetts personal income tax. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Massachusetts municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income tax and Massachusetts personal income tax. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state taxing authorities will agree with bond counsel’s opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to regular federal income tax and/or Massachusetts personal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.

Legg Mason Western Asset Massachusetts Municipals Fund	9

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal income tax and Massachusetts personal income tax. Distributions of the fund’s income may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than Massachusetts.

Subject to the fund’s 80% policy, the fund may purchase other municipal securities whose interest is subject to regular federal income tax and Massachusetts personal income tax.

Maturity

The fund may invest in securities of any maturity. The fund focuses primarily on intermediate-term and long-term municipal securities, and will normally invest in securities which have remaining maturities at the time of purchase from one to more than thirty years.

Credit quality

The fund focuses on securities rated investment grade (that is, securities rated Baa/BBB or above), or, if unrated, determined to be of comparable credit quality by the subadviser. The fund may invest up to 20% of its assets in securities rated below investment grade or, if unrated, determined to be below investment grade by the subadviser. Below investment grade securities are commonly referred to as “junk bonds.”

If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, swaps and warrants, and may purchase other derivative instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	As a means of enhancing returns

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.

Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. Use of derivatives and similar instruments will be subject to the fund’s policy that under normal circumstances the fund invests at least 80% of its assets in Massachusetts municipal securities.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

10	Legg Mason Western Asset Massachusetts Municipals Fund

More on the fund’s investment strategies, investments and risks cont’d

As noted above, instead of investing directly in particular securities, the fund may use derivatives such as futures contracts, synthetic instruments and other instruments that are intended to provide economic exposure to a security, an issuer, an index or basket of securities, or a market. The fund may use one or more types of these instruments to the extent consistent with its 80% policy.

The fund’s subadviser may choose not to make use of derivatives.

Other fixed income securities

Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to federal and/or state income taxes. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower of the security usually pays a fixed, variable, or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “notes,” “debt,” “debt obligations,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds,” and these terms are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Zero coupon bonds, pay-in-kind securities and deferred interest securities

Zero coupon securities pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically. However, zero coupon bonds are useful as a tool for managing duration.

Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash. Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Legg Mason Western Asset Massachusetts Municipals Fund	11

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions.

Short-term investments

The fund may invest in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund.

Borrowings and reverse repurchase agreements

The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.

Credit downgrades and other credit events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

12	Legg Mason Western Asset Massachusetts Municipals Fund

More on the fund’s investment strategies, investments and risks cont’d

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.

Percentage and other limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements is usually determined at the time of investment. If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Selection process

The portfolio managers select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities they believe will benefit from changes in market conditions. In selecting individual securities, the portfolio managers:

•	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

•	Consider the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates

•

Seek to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund

Market and interest rate risk. The market prices of fixed income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Additionally, since many municipal securities are issued to finance similar projects, such as those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market.

Legg Mason Western Asset Massachusetts Municipals Fund	13

When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by the fund, and the fund’s yield, may decline.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. Rates of interest generated by the fund may decline due to a decrease in market interest rates.

Credit risk. If an obligor (such as the municipal issuer, a municipal insurer or other party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy or a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

The fund is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default, are considered speculative and may involve major risk of exposure to adverse conditions. These securities may be in default or in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase fund volatility. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Investments by the fund in structured securities, a type of derivative instrument, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

14	Legg Mason Western Asset Massachusetts Municipals Fund

More on the fund’s investment strategies, investments and risks cont’d

Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Leveraging risk. The fund may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery or forward commitment transactions or reverse repurchase agreements. When the fund engages in transactions that have a leveraging effect on the fund’s portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income tax and Massachusetts personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates. This may cause the fund’s share price to be more volatile.

Risk of investing in fewer issuers. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers. Also, the fund may be more volatile than a more geographically diverse fund.

Risks associated with focusing on investments in Massachusetts municipal securities. The fund focuses its investments on Massachusetts municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting Massachusetts municipals issuers. The Massachusetts economy has experienced a significant slowdown. Home sales have declined steeply, and the unemployment rate in the Commonwealth has increased significantly. These conditions could continue or get worse.

Legg Mason Western Asset Massachusetts Municipals Fund	15

Municipalities often depend on fiscal assistance from the Commonwealth, but a sharp decrease in Commonwealth revenues has resulted in budget shortfalls and dwindling state reserves. Collections of real estate taxes, the major source of revenues for municipalities in the Commonwealth, will decrease if real property values fall. These and other factors may affect adversely the ability of the issuers of Massachusetts municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. The foregoing and other factors may result in losses to the fund. In addition, if the fund has difficulty finding high quality Massachusetts municipal securities to purchase, the amount of the fund’s income that is subject to Massachusetts taxes could increase. More detailed information about the economy of Massachusetts may be found in the SAI.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different valuation methodology. The value of certain fixed income securities may be materially affected by events after the close of the market on which they are valued, but before the fund determines its net asset value.

Cash management and defensive investing risk. Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its investment objective.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers' judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund) on a quarterly basis. The fund intends to post its complete portfolio holdings 14 calendar days following the quarter-end. The fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason funds’ website on a monthly basis. The fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund.

16	Legg Mason Western Asset Massachusetts Municipals Fund

More on fund management cont’d

LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of December 31, 2010, LMPFA’s total assets under management were approximately $190.7 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2010, the total assets under management of Western Asset and its supervised affiliates were approximately $453.9 billion.

LMPFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2010, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $671.8 billion.

Portfolio managers

The fund is managed by a broad team of portfolio managers, sector specialists and other investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior portfolio managers are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. These portfolio managers work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are S. Kenneth Leech, Stephen A. Walsh, Robert E. Amodeo, Joseph P. Deane and David T. Fare. Messrs. Leech, Walsh, Amodeo, Deane and Fare have been portfolio managers of the fund since 2006. Messrs. Leech, Walsh, Amodeo, Deane and Fare have been employed by Western Asset as portfolio managers for at least the past five years.

The SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Management fee

The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.50% on assets up to and including $500 million; and 0.48% on assets over $500 million.

For the fiscal year ended November 30, 2010, the fund paid LMPFA a management fee of 0.48% of the fund’s average daily net assets for management services, after waivers and/or reimbursements.

A discussion regarding the basis for the Board of Trustees’ (the “Board”) approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended November 30, 2010.

Expense limitation

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.75% for Class A shares, 1.25% for Class B shares, 1.30% for Class C shares, 0.85% for Class FI shares and 0.60% for Class I shares of the fund, subject to recapture as described

Legg Mason Western Asset Massachusetts Municipals Fund	17

below. These arrangements are expected to continue until December 31, 2012, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limit described above or any other lower limit then in effect.

Distribution

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a Rule 12b-1 shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.15% for Class A shares; up to 0.65% for Class B shares; up to 0.70% for Class C shares; and up to 0.25% for Class FI shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to distribution and/or service fees under the plan.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

18	Legg Mason Western Asset Massachusetts Municipals Fund

Choosing a class of shares to buy

Individual investors can generally invest in Class A and Class C shares. Individual investors who held Class I shares prior to November 20, 2006 may continue to invest in Class I shares. Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Institutional Investors — eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

If you plan to invest a large amount and/or your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of certain Class A shares (redeemed within one year)

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To visit the website, go to http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

Legg Mason Western Asset Massachusetts Municipals Fund	19

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI shares. You may be required to provide appropriate documentation confirming your eligibility to invest in this share class. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/ or service fees	Exchange privilege[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class B and Class C	Up to 4.25%: reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the distributor
Class B	• No initial sales charge • Contingent deferred sales charge declines over time • Converts to Class A after approximately 8 years • Generally higher annual expenses than Class A	None	Up to 4.50% if you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years: waived for for certain investors	0.65% of average daily net assets	Class B shares of funds sold by the distributor
Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	0.70% of average daily net assets	Class C shares of funds sold by the distributor
Class FI	• No initial • or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class I

•   No initial or contingent deferred sales charge

•   Only offered to institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

•   Generally lower annual expenses than the other classes

		None	None	None	Class I shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

20	Legg Mason Western Asset Massachusetts Municipals Fund

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1 million or more

You do not pay an initial sales charge when you buy $1 million or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege – allows you to combine the current value of Class A shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Please contact your Service Agent for additional information.

Legg Mason Western Asset Massachusetts Municipals Fund	21

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

•

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or

•	your spouse and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include toward your asset goal amount the current value of any eligible holdings.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your letter of intent asset goal. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after Purchase (%)	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge	4.50	4	3	2	1	0

LMIS will generally pay Service Agents selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell and LMIS will retain the contingent deferred sales charges. The fund pays annual distribution and/or service fees of up to 0.15% of the average daily net assets Class B shares. Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

22	Legg Mason Western Asset Massachusetts Municipals Fund

Sales charges cont’d

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: at initial purchase	Shares issued: on reinvestment of dividends and distributions	Shares issued: upon exchange from another fund sold by LMIS
Approximately 8 years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS generally will pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by Class C shares serviced by them.

Class FI shares

You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by Class FI of the average daily net assets represented by Class FI shares serviced by them.

Class I shares

You buy Class I shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares are not subject to any distribution and/or service fees.

Legg Mason Western Asset Massachusetts Municipals Fund	23

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

24	Legg Mason Western Asset Massachusetts Municipals Fund

Institutional Investors — eligible investors

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI and Class I shares.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

Class FI shares

Class FI shares are offered to investors who invest in the fund through certain financial intermediaries.

Class I shares

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS. Individual investors who held Class I shares prior to November 20, 2006 may continue to invest in Class I shares.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Other considerations

Financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

Legg Mason Western Asset Massachusetts Municipals Fund	25

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact the fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

For more information, please call the fund between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

For more information, please contact your Service Agent or the fund or consult the SAI.

26	Legg Mason Western Asset Massachusetts Municipals Fund

Exchanging shares

Generally	You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business.
Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 1-877-721-1926 to learn which funds are available to you for exchanges

•   Exchanges may be made only between accounts that have identical registrations

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

•   Generally, an exchange between funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes. You should talk to your tax adviser before making an exchange

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange

•   Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

•   Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares

•   If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective

•   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.
By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address: Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504

Legg Mason Western Asset Massachusetts Municipals Fund	27

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

28	Legg Mason Western Asset Massachusetts Municipals Fund

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH). In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

•   Name of fund being redeemed

•   Class of shares being redeemed

•   Account number

Legg Mason Western Asset Massachusetts Municipals Fund	29

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50.

The following conditions apply:

•   Your shares must not be represented by certificates

•   Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•   You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or the fund or consult the SAI.

30	Legg Mason Western Asset Massachusetts Municipals Fund

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

The fund generally will not permit non-resident aliens with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC
•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares and sending the proceeds to an address or bank not currently on file

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Legg Mason Western Asset Massachusetts Municipals Fund	31

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account balances/Mandatory redemptions

The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by the fund’s distributor and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the distributor. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in funds sold by the distributor, if that shareholder has engaged in one or more “Round Trips” across all funds sold by the distributor. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the

32	Legg Mason Western Asset Massachusetts Municipals Fund

Other things to know about transactions cont’d

shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund sold by the distributor followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of that fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s holdings, as such information may be used for market-timing and similar abusive practices.

The policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur for shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, the certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or the fund.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Legg Mason Western Asset Massachusetts Municipals Fund	33

Dividends, distributions and taxes

Dividends and distributions

The fund’s policy is to declare daily dividends from net investment income. Dividends from net income are paid monthly. The fund generally makes distributions of capital gain, if any, once or twice a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Unless otherwise directed, distributions and dividends are reinvested in additional fund shares of the same class you hold without a sales charge. Alternatively, you can instruct your Service Agent or the fund to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

If you own Class A or Class C shares and hold your shares directly with the fund, you may instruct the fund to have your distributions and/or dividends invested in Class A or Class C shares, respectively, of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000

•	The fund is available for sale in your state

To change your election to reinvest your dividends and distributions in shares of another fund, you must notify the fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and distributions.

Taxes

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares in the fund through an IRA, 401(k) or other tax-advantaged account. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from regular federal income tax, but may be subject to state or local income taxes. Exempt-interest dividends from Massachusetts municipal securities will also be exempt from Massachusetts personal income tax. For other distributions, and when you redeem or exchange shares, you will generally have to pay federal income tax, as well as any other state and local taxes. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes. The following table summarizes the tax status to you of certain transactions related to the fund:

Transaction	Federal tax status	Massachusetts personal income tax status
Redemptions or exchanges of shares	Usually capital gain or loss; long-term only if shares owned more than one year	Usually capital gain or loss; long-term only if shares owned more than one year
Exempt-interest dividends	Exempt from regular federal income tax	Excluded from gross income if from interest on Massachusetts municipal securities
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Generally, long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund does not expect any distributions to be treated as qualified dividend income, which for taxable years beginning before January 1, 2013 is taxable to non-corporate shareholders at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax.

You may want to avoid buying shares when the fund is about to declare a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, certain dividends that you receive from the fund may be

34	Legg Mason Western Asset Massachusetts Municipals Fund

Dividends, distributions and taxes cont’d

subject to federal withholding tax. Most fund distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that fund distributions consist of ordinary dividends or other payments that are subject to withholding, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Ordinary dividends that are reported by the fund as “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding for taxable years of the fund beginning before January 1, 2012.

If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your distributions, dividends (including exempt-interest dividends), and redemption proceeds. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2012. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Legg Mason Western Asset Massachusetts Municipals Fund	35

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at another time, the fund will calculate its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which, in turn, uses independent third party pricing services approved by the fund’s Board. Under the procedures, assets are valued as follows:

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). The fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be

36	Legg Mason Western Asset Massachusetts Municipals Fund

Share price cont’d

significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

Legg Mason Western Asset Massachusetts Municipals Fund	37

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI shares because no Class FI shares were outstanding for the periods shown. The returns for Class FI shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor.

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class A Shares[1]	2010	2009	2008	2007	2006
Net asset value, beginning of year	$12.61	$11.36	$12.76	$12.88	$12.69
Income (loss) from operations:
Net investment income	0.53	0.54	0.53	0.53	0.56
Net realized and unrealized gain (loss)	(0.11)	1.25	(1.40)	(0.12)	0.20
Total income (loss) from operations	0.42	1.79	(0.87)	0.41	0.76
Less distributions from:
Net investment income	(0.53)	(0.54)	(0.53)	(0.53)	(0.57)
Total distributions	(0.53)	(0.54)	(0.53)	(0.53)	(0.57)
Net asset value, end of year	$12.50	$12.61	$11.36	$12.76	$12.88
Total return[2]	3.35%	16.04%	(7.08)%	3.25%	6.09%
Net assets, end of year (000s)	$90,043	$97,898	$91,603	$86,459	$69,155
Ratios to average net assets:
Gross expenses	0.76%	0.79%	0.77%	0.93%[3]	0.88%
Net expenses[4,5]	0.75 [6]	0.75 [6,7]	0.75 [7]	0.75 [3,7]	0.75 [7]
Net investment income	4.17	4.47	4.25	4.13	4.43
Portfolio turnover rate	21%	14%	13%	21%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.93% and 0.75%, respectively.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[7]

Prior to September 18, 2009, the manager voluntarily agreed to waive management fees and/or reimburse expenses at a rate necessary to limit total annual operating expenses, other than interest, brokerage, taxes and extraordinary expenses, for Class A shares to 0.75% of average net assets. The manager had also voluntarily agreed to waive management fees and/or reimburse expenses for Class B, Class C and Class I shares at the same rate as it waived fees and/or reimbursed expenses for Class A.

38	Legg Mason Western Asset Massachusetts Municipals Fund

Financial highlights cont’d

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class B Shares[1]	2010	2009	2008	2007	2006
Net asset value, beginning of year	$12.60	$11.35	$12.75	$12.87	$12.68
Income (loss) from operations:
Net investment income	0.47	0.45	0.45	0.43	0.50
Net realized and unrealized gain (loss)	(0.11)	1.25	(1.40)	(0.12)	0.18
Proceeds from settlement of a regulatory matter	0.05	—	—	—	—
Total income (loss) from operations	0.41	1.70	(0.95)	0.31	0.68
Less distributions from:
Net investment income	(0.49)	(0.45)	(0.45)	(0.43)	(0.49)
Total distributions	(0.49)	(0.45)	(0.45)	(0.43)	(0.49)
Net asset value, end of year	$12.52	$12.60	$11.35	$12.75	$12.87
Total return[2]	3.29%[3]	15.20%	(7.66)%	2.46%	5.47%
Net assets, end of year (000s)	$3,010	$3,733	$4,333	$6,691	$10,979
Ratios to average net assets:
Gross expenses	1.57%	1.53%	1.40%	1.68%[4]	1.47%
Net expenses[5,6]	1.25 [7]	1.49 [7,8]	1.37 [8]	1.50 [4,8]	1.34 [8]
Net investment income	3.67	3.75	3.61	3.39	3.88
Portfolio turnover rate	21%	14%	13%	21%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 2.88%.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.68% and 1.50%, respectively.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[8]

Prior to September 18, 2009, the manager voluntarily agreed to waive management fees and/or reimburse expenses at a rate necessary to limit total annual operating expenses, other than interest, brokerage, taxes and extraordinary expenses, for Class A shares to 0.75% of average net assets. The manager had also voluntarily agreed to waive management fees and/or reimburse expenses for Class B, Class C and Class I shares at the same rate as it waived fees and/or reimbursed expenses for Class A.

Legg Mason Western Asset Massachusetts Municipals Fund	39

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class C Shares[1]	2010	2009	2008	2007	2006
Net asset value, beginning of year	$12.59	$11.34	$12.74	$12.86	$12.67
Income (loss) from operations:
Net investment income	0.46	0.47	0.45	0.44	0.48
Net realized and unrealized gain (loss)	(0.11)	1.25	(1.40)	(0.11)	0.19
Total income (loss) from operations	0.35	1.72	(0.95)	0.33	0.67
Less distributions from:
Net investment income	(0.46)	(0.47)	(0.45)	(0.45)	(0.48)
Total distributions	(0.46)	(0.47)	(0.45)	(0.45)	(0.48)
Net asset value, end of year	$12.48	$12.59	$11.34	$12.74	$12.86
Total return[2]	2.77%	15.40%	(7.65)%	2.62%	5.43%
Net assets, end of year (000s)	$24,822	$20,386	$16,116	$9,619	$5,970
Ratios to average net assets:
Gross expenses	1.34%	1.37%	1.36%	1.54%[3]	1.52%
Net expenses[4,5]	1.30 [6]	1.32 [6,7]	1.34 [7]	1.36 [3,7]	1.39 [7]
Net investment income	3.61	3.88	3.67	3.52	3.80
Portfolio turnover rate	21%	14%	13%	21%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.54% and 1.36%, respectively.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[7]

Prior to September 18, 2009, the manager voluntarily agreed to waive management fees and/or reimburse expenses at a rate necessary to limit total annual operating expenses, other than interest, brokerage, taxes and extraordinary expenses, for Class A shares to 0.75% of average net assets. The manager had also voluntarily agreed to waive management fees and/or reimburse expenses for Class B, Class C and Class I shares at the same rate as it waived fees and/or reimbursed expenses for Class A.

40	Legg Mason Western Asset Massachusetts Municipals Fund

Financial highlights cont’d

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class I Shares[1]	2010	2009	2008[2]
Net asset value, beginning of year	$12.61	$11.36	$12.78
Income (loss) from operations:
Net investment income	0.54	0.54	0.26
Net realized and unrealized gain (loss)	(0.10)	1.26	(1.41)
Total income (loss) from operations	0.44	1.80	(1.15)
Less distributions from:
Net investment income	(0.55)	(0.55)	(0.27)
Total distributions	(0.55)	(0.55)	(0.27)
Net asset value, end of year	$12.50	$12.61	$11.36
Total return[3]	3.49%	16.11%	(9.11)%
Net assets, end of year (000s)	$5,987	$421	$352
Ratios to average net assets:
Gross expenses	0.70%	0.72%	0.55%[4]
Net expenses[5,6]	0.60 [7]	0.68 [7,8]	0.52 [4,8]
Net investment income	4.30	4.47	4.36 [4]
Portfolio turnover rate	21%	14%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period June 3, 2008 (inception date) to November 30, 2008.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[8]

Prior to September 18, 2009, the manager voluntarily agreed to waive management fees and/or reimburse expenses at a rate necessary to limit total annual operating expenses, other than interest, brokerage, taxes and extraordinary expenses, for Class A shares to 0.75% of average net assets. The manager had also voluntarily agreed to waive management fees and/or reimburse expenses for Class B, Class C and Class I shares at the same rate as it waived fees and/or reimbursed expenses for Class A.

Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker/dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus.]

Legg Mason Western Asset

Massachusetts Municipals Fund

You may visit the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses, for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926, or by writing to the fund at 55 Water Street, New York, New York 10041.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-4254)

FD0226ST 03/11

March 31, 2011

STATEMENT OF ADDITIONAL INFORMATION

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND

Class A (ITCAX), Class C (SIMLX), Class FI and Class I (SICYX)

LEGG MASON WESTERN ASSET INTERMEDIATE MATURITY NEW YORK MUNICIPALS FUND

Class A (IMNYX), Class C (SINLX), Class FI and Class I (LMIIX)

55 Water Street

New York, New York 10041

1-877-721-1926

This Statement of Additional Information (this “SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectuses of Legg Mason Western Asset Intermediate Maturity California Municipals Fund (the “California Fund”) and Legg Mason Western Asset Intermediate Maturity New York Municipals Fund (the “New York Fund” and, together with the California Fund, the “funds”), each dated March 31, 2011, as amended or supplemented from time to time, and is incorporated by reference in its entirety into each of the Prospectuses.

Each fund is a series of Legg Mason Partners Income Trust (the “Trust”), a Maryland statutory trust. Certain historical information with respect to a fund contained in this SAI for periods prior to April 16, 2007 is that of the fund’s predecessor. Prior to October 5, 2009, the California Fund and the New York Fund were known as Legg Mason Partners Intermediate Maturity California Municipals Fund and Legg Mason Partners Intermediate Maturity New York Municipals Fund, respectively. As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason fund complex, each of the funds assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007.

Additional information about each fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual reports contain financial statements that are incorporated herein by reference. Each fund’s Prospectus and copies of these reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the funds’ distributor to sell shares of the applicable fund (each called a “Service Agent”), by writing or calling the Trust at the address or telephone number set forth above, by sending an e-mail request to prospectus@leggmason.com, or by visiting the funds’ website at http://www.leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the sole and exclusive distributor for each fund.

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THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

Each fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).

Each fund’s Prospectus discusses the fund’s investment objective and strategies. The following discussion supplements the description of each fund’s investment strategies in its Prospectus.

Investment Objectives

California Fund. The fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California State personal income taxes as is consistent with the preservation of principal.

New York Fund. The fund seeks to provide New York investors with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with the preservation of principal.

Principal Investment Strategies and Certain Limitations

Following is a summary of the principal investment strategies and certain investment limitations of each of the funds.

California Fund

Under normal circumstances, the fund invests at least 80% of its assets in investment grade “California municipal securities” or other investments with similar economic characteristics. California municipal securities are securities the interest on which is excluded from regular federal income tax and California State personal income taxes. The fund’s 80% policy may not be changed without a shareholder vote. Interest on California municipal securities may be subject to the alternative minimum tax.

California municipal securities include debt obligations issued by the State of California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated Baa/BBB or above) but may invest up to 20% of its assets in below investment grade bonds (commonly known as “junk bonds”).

The fund can invest up to 20% of its assets in unrated securities that the subadviser determines to be equivalent to investment grade.

Instead of investing directly in particular securities, the fund may use instruments such as derivatives, including futures contracts, and synthetic instruments that are intended to provide economic exposure to the securities or the issuer. The fund may use one or more types of these instruments to the extent consistent with its 80% policy. These instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

The fund is classified as “non-diversified” which means that it may invest a larger percentage of its assets in a small number of issuers than a diversified fund.

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New York Fund

Under normal circumstances, the fund invests at least 80% of its assets in investment grade “New York municipal securities” or other investments with similar economic characteristics. New York municipal securities are securities the interest on which is excluded from regular federal income tax and New York State and New York City personal income taxes. The fund’s 80% policy may not be changed without a shareholder vote. Interest on New York municipal securities may be subject to the alternative minimum tax.

New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated Baa/BBB or above) but may invest up to 20% of its assets in below investment grade bonds (commonly known as “junk bonds”).

The fund can invest up to 20% of its assets in unrated securities that the subadviser determines to be equivalent to investment grade.

Instead of investing directly in particular securities, the fund may use instruments such as derivatives, including futures contracts, and synthetic instruments that are intended to provide economic exposure to the securities or the issuer. The fund may use one or more types of these instruments to the extent consistent with its 80% policy. These instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

The fund is classified as “non-diversified” which means that it may invest a larger percentage of its assets in a small number of issuers than a diversified fund.

SUPPLEMENTAL INFORMATION REGARDING INVESTMENT PRACTICES AND RISK FACTORS

Each fund’s principal investment strategies are summarized above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by a fund. To the extent permitted by law and a fund’s investment policies, a fund may engage in the practices described below.

Municipal Securities

Municipal securities (which are also referred to herein as “municipal obligations” or “Municipal Bonds”) generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is excluded from gross income for regular federal income tax purposes, although it may be subject to federal alternative minimum tax (“AMT”).

Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding

4

obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under current federal income tax law, interest on Municipal Bonds issued after August 7, 1986 which are specified private activity bonds and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT that is imposed on individuals and corporations by the Internal Revenue Code of 1986, as amended (the “Code”), though for regular federal income tax purposes such interest will remain fully tax-exempt. Bonds issued in 2009 and 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item. Although interest on all tax-exempt obligations (including private activity bonds) is generally included in “adjusted current earnings” of corporations for AMT purposes, interest on bonds issued in 2009 and 2010 generally is not included in adjusted current earnings.

Industrial Development Bonds. Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the federal AMT.

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Tender Option Bonds. A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate. (See the discussion of Structured Notes and Related Instruments, below.)

Municipal Leases. Municipal leases or installment purchase contracts are issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover a fund’s exposure.

Participation Interests. Tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations) are typically issued by a financial institution. A participation interest gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. A fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the fund. The issuer of the participation interest may bear the cost of insurance backing the participation interest, although a fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Participation interests may be sold prior to maturity. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Municipal Notes. There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal

6

working capital needs or as short-term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments. Municipal bonds may be issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable-or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in a fund receiving a variable rate on its investment.

Because of the variable rate nature of the instruments, when prevailing interest rates decline a fund’s yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, a fund’s yield will increase and its shareholders will have reduced risk of capital depreciation.

Custodial Receipts. Each fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Stand-By Commitments. A fund may acquire “stand-by commitments” with respect to municipal obligations held in its portfolio. Under a “stand-by commitment” a dealer agrees to purchase, at a fund’s option, specified municipal obligations held by a fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.

A fund will generally acquire stand-by commitments to facilitate fund liquidity. The cost of entering into stand-by commitments will increase the cost of the underlying municipal obligation and similarly will decrease such security’s yield to investors. Gains, if any, realized in connection with stand-by commitments will be taxable.

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Additional Risks Relating to Municipal Securities

Tax risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by a fund and the value of the fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. Each fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

State and Federal law risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and ratings risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of a fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the overall or any state’s municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix A for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Risks associated with sources of liquidity or credit support. Issuers of municipal obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by domestic or foreign entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or a fund’s share price. Banks and certain financial institutions are subject to extensive governmental

8

regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Other. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the subadviser believes to be a temporary disparity in the normal yield relationship between the two securities. In general, the secondary market for tax-exempt securities in a fund’s portfolio may be less liquid than that for taxable fixed income securities. Accordingly, the ability of a fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

Taxable Municipal Obligations. The market for taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

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Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The subadviser cannot predict the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

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Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. A moral obligation bond is a type of revenue bond issued by a state or municipality pursuant to legislation authorizing the establishment of a reserve fund to pay principal and interest payments if the issuer is unable to meet its obligations. The establishment of such a reserve fund generally requires appropriation by the state legislature, which is not legally required. Accordingly, the establishment of a reserve fund is generally considered a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. government, or in some cases obligations guaranteed by the U.S. government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The subadviser cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds,

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Brown & Williamson, and Lorillard). Subsequently, 34 smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 99%. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

California and Other U.S. Territories

The following is a brief summary of certain factors affecting the economies of the state and territories listed below and does not purport to be a complete description of such factors. Many complex political, social and economic forces influence each state’s or territory’s economy and finances, which may in turn affect the state’s or territory’s financial plan. These forces may affect a state or territory unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the state’s or territory’s control.

California. The California Fund intends to invest a high proportion of its assets in California municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or California and the resulting impact on the state will not adversely affect the market value of California municipal obligations held by the California Fund or the ability of particular issuers to make timely payments of debt service on these obligations.

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It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of California municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of California, see Appendix B to this SAI. The summary set forth above and in Appendix B is included for the purpose of providing a general description of the state of California’s credit and financial conditions, is based on contains information from statements of issuers of California municipal obligations, and does not purport to be complete. The California Fund is not responsible for the accuracy, completeness or timeliness of this information.

New York. The New York Fund intends to invest a high proportion of its assets in New York municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or New York and the resulting impact on the State will not adversely affect the market value of New York municipal obligations held by the New York Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of New York municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of New York, see Appendix C to this SAI. The summary set forth above and in Appendix C is included for the purpose of providing a general description of New York’s credit and financial conditions, is based on information from statements of issuers of New York municipal obligations, and does not purport to be complete. The New York Fund is not responsible for the accuracy, completeness or timeliness of this information.

Other U.S. Territories. The fund may invest a portion of its assets in the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers.

Puerto Rico. General obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, transportation, communications and public utilities and other services, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy. Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These

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external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues.

There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the funds or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning obligations of the government of Puerto Rico, see Appendix D to this SAI. The summary set forth above and in Appendix D is included for the purpose of providing a general description of Puerto Rico’s credit and financial conditions, is based on information from statements of issuers of Puerto Rico municipal obligations (and, in the case of the above summary, other information issued by the commonwealth) and does not purport to be complete. The fund is not responsible for the accuracy, completeness or timeliness of this information.

Guam. General obligations and/or revenue bonds of issuers located in Guam may be affected by political, social and economic conditions in Guam. The following is a brief summary of factors affecting the economy of Guam and does not purport to be a complete description of such factors.

Guam, the westernmost territory of the U.S., is located 3,800 miles to the west-southwest of Honolulu, Hawaii and approximately 1,500 miles southeast of Tokyo, Japan. In July 2010, the population of Guam was estimated to be 180,865.

Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Tourism, particularly from Japan, where approximately 78% of visitors to Guam originated in 2009, represents the primary source of income for Guam’s economy. A weak economy, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond Guam’s control, can adversely affect its tourism industry. Guam is also exposed to periodic typhoons, tropical storms, super typhoons and earthquakes. The U.S. military presence also affects economic activity on Guam in various ways. Economic, geopolitical, and other influences which are beyond Guam’s control could cause the U.S. military to reduce its existing presence on Guam or forgo any planned enhancements to its presence on Guam. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy.

United States Virgin Islands. General obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands may be affected by political, social and economic conditions in the U.S. Virgin Islands. The following is a brief summary of factors affecting the economy of the U.S. Virgin Islands and does not purport to be a complete description of such factors.

The U.S. Virgin Islands consists of four main islands: St. Croix, St. Thomas, St. John, and Water Island and approximately 70 smaller islands, islets and cays. The total land area is about twice the size of Washington, D.C. The U.S. Virgin Islands is located 60 miles east of Puerto Rico and 1,075 miles south of Miami, Florida in the Caribbean Sea and the Atlantic Ocean. In 2010, the population of the U.S. Virgin Islands was estimated at 109,750.

With tourist visits of approximately two million annually, tourism accounts for a substantial portion of the Gross Domestic Product (GDP). A weak economy, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the Territory, can adversely affect its tourism. Tourism-related services help increase private sector employment. Other private sector employment includes wholesale and retail trade, manufacturing (petroleum refining, watch assembly, pharmaceuticals, textiles and electronics),

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rum distilling, construction and mining. HOVENSA, one of the world’s largest petroleum refineries is located on the island of St. Croix and is the Territory’s largest private sector employer. International business and financial services are small but growing components of the economy. The global economic recession has affected all sectors of the economy and has had a negative effect on the employment rate.

Other Debt and Fixed Income Securities

A fund may invest in other debt and fixed income securities. These securities share three principal risks. First, the level of interest income generated by a fund’s fixed income investments may decline due to a decrease in market interest rates. Thus, when fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of a fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of a fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when a fund’s duration or average maturity is longer. In addition, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay. Common types of these instruments, and their associated risks, are discussed below.

Bank Obligations

A fund may invest in all types of bank obligations, including certificates of deposit (“CDs”) and bankers’ acceptances. U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of CDs of each held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the

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aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Collateralized Debt Obligations

Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of each fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and each fund’s Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Deferred Interest Bonds

Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

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High Yield Securities

High yield securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a fund to purchase and may also have the effect of limiting the ability of a fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a fund may decline more than a portfolio consisting of higher rated securities. If a fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require sale of these securities by the fund, but the subadviser will consider the event in determining whether the fund should continue to hold the security.

Structured Notes and Related Instruments

“Structured” notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference

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instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

U.S. Government Obligations

U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as Government National Mortgage Association (“Ginnie Mae”) certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae (formally known as the Federal National Mortgage Association)); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation)). U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

A fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters may provide a fund with a certain degree of protection against rising interest rates, the fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

A fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a

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fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a fund is not entitled to exercise its demand rights, and the fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Zero Coupon and Pay-In-Kind Securities

A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. A fund investing in zero coupon bonds generally accrues income on such securities prior to the receipt of cash payments. Since each fund must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, to the extent that a fund invests in zero coupon bonds, it may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash.

Derivatives

General. Each fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). Each fund may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). Except as otherwise provided in the Prospectus, this SAI or by applicable law, each fund may purchase and sell any type of Financial Instrument. A fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. Any new regulations could adversely affect the value, availability and performance of derivative instruments, may make them more costly, and may limit or restrict their use by a fund.

The use of Financial Instruments may be limited by applicable law and any applicable regulations of the Securities and Exchange Commission (the “SEC”), the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that a fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, a fund’s ability to use Financial Instruments may be limited by tax considerations.

In addition to the instruments and strategies discussed in this section, the subadvisers may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as a subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. A subadviser may utilize these opportunities and techniques to the extent that they are consistent with a fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

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This discussion is not intended to limit a fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the fund as broadly as possible. Statements concerning what a fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the Prospectus or this discussion indicates that a fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.

Summary of Certain Risks. The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to a fund. In general, the use of Financial Instruments may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a fund. As noted above, there can be no assurance that any derivatives strategy will succeed.

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Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon a subadviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency. Even if the subadviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

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A fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against a fund’s position, the fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If a fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. Segregation, cover, margin and collateral requirements may impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

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A fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or a fund is not successful in its negotiations, the fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. A fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, a fund continues to be subject to investment risk on the Financial Instrument. A fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.

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Certain Financial Instruments transactions may have a leveraging effect on a fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When a

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fund engages in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than a fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

•	Many Financial Instruments may be difficult to value or may be valued subjectively. Inaccurate valuations can result in increased payment requirements to counterparties or a loss of value to a fund.

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Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (or OTC) options and swaps, may be considered illiquid and therefore subject to a fund’s limitation on investments in illiquid securities.

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In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a fund incurring substantial losses and/or not achieving anticipated gains.

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Hedging strategies can reduce opportunity for gain by offsetting the positive effect of favorable price movements. Even if the strategy works as intended, a fund might be in a better position had it not attempted to hedge at all.

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Financial Instruments transactions used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that a fund enters into a derivatives transaction as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivatives transaction itself.

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Certain Financial Instruments transactions involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

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Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result a fund bears greater risk of default by the counterparties to such transactions. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

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Swap contracts involve special risks. Swaps may in some cases be illiquid. In the absence of a central exchange or market for swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Credit default swaps involve additional risks. For example, credit default swaps increase credit risk since a fund has exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap.

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Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The risk of operational failures may be higher for OTC derivatives transactions. For derivatives not guaranteed by an exchange, a fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.

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Financial Instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.

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Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.

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Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders, including in a fund that invests largely in municipal securities.

Hedging. As stated above, the term “hedging” often is used to describe a transaction or strategy that is intended to mitigate risk of loss in some fashion. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s portfolio. In a short hedge a fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that a fund owns. Rather, it relates to a security that a fund intends to acquire. If a fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

In hedging transactions, Financial Instruments on securities (such as options and/or futures) generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.

Options — Generally. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

A fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that,

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in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. When a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a fund as well as the loss of any expected benefit of the transaction.

Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a fund may also suffer a loss. For example, if the market price of the security underlying a put option written by a fund declines to less than the exercise price of the option, minus the premium received, it can be expected that the option will be exercised and the fund would be required to purchase the security at more than its market value. If a security appreciates to a price higher than the exercise price of a call option written by a fund, it can be expected that the option will be exercised and the fund will be obligated to sell the security at less than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by a fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for a fund to enter into any closing transaction.

A type of put that a fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to a fund. An optional delivery standby commitment gives a fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Options on Indices. Puts and calls on indices are similar to puts and calls on securities (described above) or futures contracts (described below) except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

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Options on indices may, depending on the circumstances, involve greater risk than options on securities. Because index options are settled in cash, when a fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

Futures Contracts and Options on Futures Contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument or, in the case of index and similar futures, cash, called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the asset called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

Futures strategies can be used to change the duration of a fund’s portfolio. If a subadviser wishes to shorten the duration of a fund’s portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If a subadviser wishes to lengthen the duration of a fund’s portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for other purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a disadvantageous time or price.

Although some futures and options on futures call for making or taking delivery of the underlying securities, currencies or cash, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same index, currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, a fund realizes a gain, or if it is more, the fund realizes a loss. If an offsetting sale price is more than the original purchase price, a fund realizes a gain, or if it is less, the fund realizes a loss. A fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of

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purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

If an index future is used for hedging purposes the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against a decline in the market, the market may advance and the value of the securities held in the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities.

Where index futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the subadviser then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, a fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Futures and options on futures are regulated by the CFTC. The funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and, therefore, such person is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Non-U.S. Currency Strategies. Each fund may invest in securities that are denominated in non-U.S. currencies and may engage in a variety of non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates or to earn additional income. A fund may use options and futures contracts, swaps and indexed notes relating to non-U.S. currencies and forward currency contracts to attempt to hedge against movements in the values of the non-U.S. currencies in which the fund’s securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The value of Financial Instruments on non-U.S. currencies depends on the value of the underlying currency relative to the U.S. dollar. Because non-U.S. currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for non-U.S. currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in non-U.S. currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

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Settlement of transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Generally, OTC non-U.S. currency options used by each fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Forward Currency Contracts. Each fund may enter into forward currency contracts to purchase or sell non-U.S. currencies for a fixed amount of U.S. dollars or another non-U.S. currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty.

If a fund engages in a forward currency contract with respect to particular securities, the precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts.

Swaps, Caps, Floors and Collars. Each fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance yield or total return. A swap typically involves the exchange by a fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price and yield because, and to the extent, these agreements affect the fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed or other security values, corporate borrowing rates or other factors such as security prices or inflation rates.

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Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.

Each fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non- U.S. corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than the fund’s cost to enter into the credit default swap.

Each fund may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk – that the seller may fail to satisfy its payment obligations to a fund in the event of a default.

The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be set aside as cover, as described below. Each fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain cover as required by SEC guidelines from time to time with respect to caps and floors written by the fund.

Combined Positions. Each fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Cover. Transactions using Financial Instruments may involve obligations which if not covered could be construed as “senior securities.” Each fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate or set aside on its books cash or liquid assets in the prescribed amount as determined daily. A fund may cover such transactions using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff. Although SEC guidelines on cover are designed to limit the transactions involving Financial Instruments that a fund may be engaged in at any time, the segregation of assets does not reduce the risks to a fund of entering into transactions in Financial Instruments.

Turnover. A fund’s derivatives activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

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Forward Commitments and When-Issued Securities

A fund may purchase securities on a “when-issued” or “to be announced” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place at a later date. In a “to be announced” transaction, a fund commits to purchase securities for which all specific information is not known at the time of the trade.

Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. At the time a fund enters into a “when-issued” or “forward delivery” commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. A fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

An increase in the percentage of a fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Illiquid Assets

A fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities and other assets that are illiquid. Illiquid assets are assets that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which they are being carried on a fund’s books. These assets include, among others, certain securities that are subject to legal or contractual restrictions on resale, certain derivative products and any repurchase transactions that do not mature within seven days. The fund may not be able to sell illiquid securities and other assets in its portfolio at a time when the sale would be desirable or at a price the fund deems representative of their value. Disposing of illiquid investments may involve time-consuming negotiation and expenses.

Certain restricted securities can be traded freely among qualified purchasers in accordance with Rule 144A under the Securities Act of 1933 (the “1933 Act”). The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Board of Trustees (the “Board”) has delegated to the subadviser authority to determine whether particular securities eligible for trading under Rule 144A are and continue to be “liquid.” Investing in these restricted securities could have the effect of increasing the fund’s illiquidity, however, if qualified purchasers become uninterested in buying these securities.

Repurchase Agreements

Under the terms of a typical repurchase agreement, a fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. All repurchase agreements entered into by a fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to an amount of the loan, including interest thereon, and a fund or its custodian shall have control of the collateral, which the subadviser believes will give the applicable fund a valid, perfected security interest in the collateral. Repurchase agreements could involve certain risks in the event of default or

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insolvency of the other party, including possible delays or restrictions upon a fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

Pursuant to an exemptive order issued by the SEC, a fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to a fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Borrowings

A fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When a fund invests borrowing proceeds in other securities, the fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that a fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.

A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.

A fund may borrow on a secured or on an unsecured basis. If a fund enters into a secured borrowing arrangement, a portion of the fund’s assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the portfolio managers’ strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that a fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Reverse Repurchase Agreements

Each fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of a secured borrowing by a fund and creates leverage in a fund’s portfolio. In a reverse

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repurchase transaction, a fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, a fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The funds may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the Prospectus or this SAI, each fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.

During the term of the transaction, a fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.

When a fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, a fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. At the time a fund enters into a reverse repurchase agreement, the fund is required to set aside cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect a fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

Subordinated Securities

A fund may invest in securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are deemed by the subadviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

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Short-Term Trading

Fund transactions will be undertaken principally to accomplish a fund’s investment objective in relation to anticipated movements in the general level of interest rates, but a fund may also engage in short-term trading consistent with its investment objective.

New Investment Products

New types of mortgage-backed and asset-backed securities derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, a fund expects to invest in those new types of securities and instruments that its subadviser believes may assist the fund in achieving its investment objective.

Alternative Investment Strategies and Temporary Investments

At times the subadviser may judge that conditions in the securities markets make pursuing a fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, the subadviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of a fund’s assets. In implementing these defensive strategies, a fund may invest without limit in securities that the subadviser believes present less risk to the fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptance or other securities the subadviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a fund may diverge from the duration range for that fund disclosed in its Prospectus (if applicable). It is impossible to predict when, or for how long, a fund will use these alternative strategies. As a result of using these alternative strategies, a fund may not achieve its investment objective.

Non-Diversified Classification

A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. Each fund is currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, a non-diversified fund is subject to greater risk than a diversified fund. Under the 1940 Act, a fund may change its classification from non-diversified to diversified without shareholder approval.

Each fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code, which will relieve a fund of any liability for federal income taxes to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, each fund will limit its investments so that, at the close of each quarter of its taxable year, (a) not more than 25% of the market value of the fund’s total assets will be invested in the securities (other than U.S. government securities and securities of other regulated investment companies) of a single issuer, and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer.

Ratings as Investment Criteria

In general, the ratings of nationally recognized statistical rating organizations (“NRSROs”) represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the fund as initial criteria for the selection of portfolio securities, but the fund also will

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rely upon the independent advice of the subadviser to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A to this SAI contains further information concerning the rating categories of NRSROs and their significance.

If a security is rated by different agencies and receives different ratings from these agencies, the fund will treat the security as being rated in the highest rating category received from an agency.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a fund may become the holders of underlying assets. In that case, the fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Duration

For the simplest fixed income securities, “duration” indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon “bullet” bond with a maturity of 3.5 years (i.e., a bond that pays interest at regular intervals and that will have a single principal payment of the entire principal amount in 3.5 years) might have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity.

Determining duration becomes more complex when fixed income security features like floating or adjustable coupon payments, optionality (for example, the right of the issuer to prepay or call the security), and structuring (for example, the right of the holders of certain securities to receive priority as to the issuer’s cash flows) are considered. The calculation of “effective duration” attempts to take into account optionality and other complex features. Generally, the longer the effective duration of a security, the greater will be the expected change in the percentage price of the security with respect to a change in the security’s own yield. By way of illustration, a security with an effective duration of 3.5 years might normally be expected to go down in price by 35 bps if its yield goes up by 10 bps, while another security with an effective duration of 4.0 years might normally be expected to go down in price by 40 bps if its yield goes up by 10 bps.

The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. For example, many mortgage pass-through securities may have stated final maturities of 30 years, but current prepayment rates, which can vary widely under different economic conditions, may have a large influence on the pass-through security’s response to changes in yield. In these situations, the subadviser may consider other analytical techniques that seek to incorporate the security’s additional features into the determination of its response to changes in its yield.

A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to its effective duration.

As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.

Lending of Portfolio Securities

Consistent with applicable regulatory requirements, a fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the

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Board. Loans of securities will be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by a fund will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, the fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a fund with collateral other than cash, the borrower is also obligated to pay the fund or portfolio a fee for use of the borrowed securities. The fund does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, a fund could suffer loss if the loan terminates and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer. If the subadviser determines to make loans, it is not intended that the value of the securities loaned by the fund would exceed 33 1/3% of the value of its net assets.

The funds do not currently intend to engage in securities lending, although they may engage in transactions (such as reverse repurchase agreements) which have similar characteristics.

Commodity Exchange Act Registration

Each fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the funds, from registration as a “commodity pool operator” with respect to each fund under the Commodity Exchange Act, and therefore, are not subject to registration or regulation with respect to each fund under the Commodity Exchange Act.

INVESTMENT POLICIES

Each fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of a fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a fund meeting, if the holders of more than 50% of the voting securities of the fund are present or represented by proxy, or (b) more than 50% of the voting securities of the fund. The Board may change non-fundamental restrictions at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Each fund’s investment objective is non-fundamental.

Fundamental Investment Policies

Each fund’s fundamental investment policies are as follows:

1. The fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

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2. The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3. The fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4. The fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5. The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6. The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7. Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

8. Under normal circumstances, the fund invests at least 80% of its assets, in its state’s investment grade municipal securities or other investments with similar economic characteristics.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus, subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently neither fund contemplates borrowing money for leverage, but if a fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the

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acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. Each fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund may also borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid,

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the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to investments in municipal securities set forth in (8) above, each fund considers any investment in municipal securities that pay interest subject to the AMT as part of the 80% of the fund’s assets to be invested in municipal securities.

The funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

PORTFOLIO TURNOVER

For reporting purposes, each fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in a fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Increased portfolio turnover necessarily results in correspondingly greater transaction costs which must be paid by a fund. Portfolio turnover will not be a limiting factor should the subadviser deem it advisable to purchase or sell securities.

For the fiscal years ended November 30, 2009 and 2010, each fund’s portfolio turnover rates were as follows:

Fund	Fiscal Year Ended November 30, 2009 (%)	Fiscal Year Ended November 30, 2010 (%)
California Fund	4	15
New York Fund	15	18

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MANAGEMENT

The business and affairs of the fund are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee (including each Trustee of the fund who is not an “interested person” of the fund (an “Independent Trustee”)) and officer is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the fund is set forth below.

Name and Year of Birth	Position(s) with Trust	Term of Office(*) and Length of Time Served(**)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Independent Trustees#:

Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	59

World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter)

(1998 to 2008)

37

Name and Year of Birth	Position(s) with Trust	Term of Office(*) and Length of Time Served(**)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
A. Benton Cocanougher Born 1938	Trustee	Since 1991	Retired; Dean Emeritus and Professor Emeritus, Texas A & M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A & M University (2009 to 2010); A.P. Wiley Professor, Texas A & M University (2001 to 2008); Interim Chancellor, Texas A & M University System (2003 to 2004); Dean of the Mays Business School, Texas A & M University (1987 to 2001)	59	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994).

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)	59	None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009);	59	None

38

Name and Year of Birth	Position(s) with Trust	Term of Office(*) and Length of Time Served(**)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)	59	Avica, Ltd (industrial and real estate holding) (since 2002)

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)	59

Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc.

(1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	59	None

Diana R. Harrington Born 1940	Trustee	Since 1992	Babson Distinguished Professor of Finance, Babson College (since 1992)	59	None

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Name and Year of Birth	Position(s) with Trust	Term of Office(*) and Length of Time Served(**)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Susan M. Heilbron Born 1945	Trustee	Since 1994	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)	59	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	59	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	59

Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology)

(2004 to 2006); formerly, Director,

Digital Net

Holdings, Inc.

(2003 to 2004); formerly, Director, Comshare, Inc. (information technology)

(1985 to 2003)

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Name and Year of Birth	Position(s) with Trust	Term of Office(*) and Length of Time Served(**)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
R. Richardson Pettit Born 1942	Trustee	Since 1990	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University	59	None

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Name and Year of Birth	Position(s) with Trust	Term of Office(*) and Length of Time Served(**)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Interested Trustee and Officer:

R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 165 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)	136	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

#	Trustees who are not “interested persons” of the fund within the meaning of Section 2(a)(19) of the 1940 Act.
*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.
†	Mr. Gerken is an “interested person” of the fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

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Name, Year of Birth and Address	Position(s) with Trust	Term of Office(*) and Length of Time Served(**)	Principal Occupation(s) During Past 5 Years
Additional Officers:

Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2007	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

David Castano Born 1971 55 Water Street New York, NY 10041	Treasurer	Since 2010	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Treasurer of Lord Abbett mutual funds (prior to 2006); formerly, Supervisor at UBS Global Asset Management (prior to 2004)

John Chiota Born 1968 100 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer	Since 2007 Since 2008	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel Born 1954 100 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2007	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Jeanne M. Kelly Born 1951 620 Eighth Avenue New York, NY 10018	Senior Vice President	Since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

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Name, Year of Birth and Address	Position(s) with Trust	Term of Office(*) and Length of Time Served(**)	Principal Occupation(s) During Past 5 Years
Thomas C. Mandia Born 1962 100 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2007	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM and CFM (since 2002)

Kaprel Ozsolak Born 1965 55 Water Street New York, NY 10041	Chief Financial Officer	Since 2010	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office.

Each of the Trustees previously served as a trustee or director of certain predecessor funds in the Legg Mason-sponsored fund complex, and each Trustee was thus initially selected by the board of the applicable predecessor funds. In connection with a restructuring of the fund complex completed in 2007, the Board was established to oversee mutual funds in the fund complex that invest primarily in fixed income securities, including the fund, with a view to ensuring continuity of representation by board members of predecessor funds on the Board and in order to establish a Board with experience in and focused on overseeing fixed income mutual funds, which experience would be further developed and enhanced over time.

In connection with the restructuring, the Trustees were selected to join the Board based upon the following as to each Board Member: his or her contribution as a board member of predecessor funds; such person’s character and integrity; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; as to each Trustee other than Mr. Gerken, his or her status as not being an “interested person” as defined in the 1940 Act; and, as to Mr. Gerken, his status as a representative of Legg Mason.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the manager, subadviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the fund, as well as the perspectives gained from the Trustee’s service on the board of the predecessor fund. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Berv, experience as a chief executive officer and board member of various businesses and organizations and organizational consulting experience; Dr. Cocanougher, academic leadership experience and background in business and finance and experience as a board member of various business and non-profit organizations; Ms. Dasher, experience as a chief financial officer of a private investment company; Mr. Finn,

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investment management experience as an executive, consultant and portfolio manager; Mr. Greeven, legal background and experience as a board member of various organizations; Mr. Gross, accounting background and experience and experience as an officer and board member of various organizations; Mr. Hanson, experience in academic leadership; Dr. Harrington, background in investment and finance; Ms. Heilbron, legal background and experience, business and consulting experience and experience as a board member of public companies; Ms. Kerley, investment consulting experience and background and mutual fund board experience; Dr. Merten, academic leadership experience, background in investments and finance, and board experience; Dr. Pettit, economic and finance background and academic management experience; and Mr. Gerken, investment management experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the fund. Mr. Gerken serves as Chairman of the Board. Mr. Gerken is an interested person of the fund. Independent Trustees constitute more than 75% of the Board.

The Board has three standing committees: the Audit Committee, Nominating and Governance Committee (referred to as the Governance Committee), and Investment and Performance Committee (referred to as the Performance Committee). Each of the Audit, Governance and Performance Committees is chaired by an Independent Trustee and composed of all of the Independent Trustees. The chair of the Governance Committee serves as Lead Independent Trustee (the “Lead Trustee”). Where deemed appropriate, the Board constitutes ad hoc committees.

The Lead Trustee and the chairs of the Audit and Performance Committees work with the Chairman of the Board to set the agendas for Board and committee meetings. The Lead Trustee also serves as a key point person for dealings between management and the Independent Trustees. As noted below, through the committees the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the fund have effective and independent governance and oversight. The Board also has determined that due to the multiple board structure of the fund complex, a single chair for all of the boards in the fund complex is effective and promotes efficiencies, and that therefore the Board’s leadership structure is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the fund’s subadviser.

The Audit Committee oversees, among other things, the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and the internal controls over financial accounting and reporting. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the fund, and the qualifications and independence of the fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting.

The Governance Committee is the forum for consideration of a number of issues required to be considered separately by independent trustees of mutual funds, including, among other things, recommending candidates to

45

fill vacancies on the Board. The Governance Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately. When addressing vacancies, the Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the fund’s investment management and subadvisory arrangements.

As an integral part of its responsibility for oversight of the fund in the interests of shareholders, the Board oversees risk management of the fund’s investment programs and business affairs. The Board has emphasized to the fund’s manager and subadviser the importance of maintaining vigorous risk management. The manager and the subadviser also have their own independent interest in risk management and in maintaining risk management programs. Oversight of the risk management process is part of the Board’s general oversight of the fund and its service providers. The Board exercises oversight of the risk management process primarily through the Performance Committee and the Audit Committee, and through oversight by the Board itself.

The fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the fund.

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Under the overall oversight of the Board or the applicable committee, the fund, or the manager, the fund’s subadviser, and the affiliates of the manager and the subadviser, or other service providers to the fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the fund’s and the manager’s CCO and the manager’s chief risk officer, as well as various personnel of the subadviser and other service providers, such as the fund’s independent accountants, also make periodic reports to the Performance Committee or Audit Committee or to the Board, pursuant to the committee’s or Board’s request, with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

The Board met 10 times during the fund’s fiscal year ended November 30, 2010. Each of the Audit, Governance and Performance Committees met 4 times during the fund’s last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in each fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2010.

Name	Dollar Range of Equity Securities in the California Fund	Dollar Range of Equity Securities in the New York Fund	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee ($)
Independent Trustees:
Elliott J. Berv	None	None	None
A. Benton Cocanougher	None	None	Over 100,000
Jane F. Dasher	None	None	Over 100,000
Mark T. Finn	None	None	Over 100,000
Rainer Greeven	None	None	None
Stephen Randolph Gross	None	None	50,001-100,000
Richard E. Hanson, Jr.	None	None	Over 100,000
Diana R. Harrington	None	None	Over 100,000
Susan M. Heilbron	None	None	50,001-100,000
Susan B. Kerley	None	None	None
Alan G. Merten	None	None	Over 100,000
R. Richardson Pettit	None	None	Over 100,000

Interested Trustee:
R. Jay Gerken	None	None	Over 100,000

As of December 31, 2010, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the funds’ manager, subadviser or distributor, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the funds.

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Information regarding compensation paid by each fund to its Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each fund pays a pro rata share of the Trustee fees based upon asset size. Each fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $160,000, plus $20,000 for each regularly scheduled Board meeting attended in person and $2,500 for certain telephonic Board and committee meetings in which that Trustee participates. The Lead Trustee receives an additional $30,000 per year and the Chairs of the Audit Committee and Performance Committee each receives an additional $15,000 per year. Each of the other members of the Performance Committee receives an additional $10,000 per year in connection with the annual consideration of the funds’ advisory, subadvisory and distribution arrangements.

Name	Aggregate Compensation for Fiscal Year Ended November 30, 2010 ($)		Total Pension or Retirement Benefits Paid as Part of Fund Expenses for Fiscal Year Ended November 30, 2010(1) ($)	Total Compensation from Fund Complex Paid to Trustee for Calendar Year Ended December 31, 2010 ($)	Number of Portfolios in Fund Complex Overseen by Trustee for Fiscal Year Ended November 30, 2010
	California Fund	New York Fund
Independent Trustees:
Elliott J. Berv	269	323	0	255,000	59
A. Benton Cocanougher	300	360	0	285,000	59
Jane F. Dasher	269	323	0	255,000	59
Mark T. Finn	269	323	0	255,000	59
Rainer Greeven	269	323	0	255,000	59
Stephen Randolph Gross	285	342	0	270,000	59
Richard E. Hanson, Jr.	269	323	0	255,000	59
Diana R. Harrington	281	338	0	267,500	59
Susan M. Heilbron	269	323	0	255,000	59
Susan B. Kerley	269	323	0	255,000	59
Alan G. Merten	269	323	0	255,000	59
R. Richardson Pettit	269	323	0	255,000	59

Interested Trustee:
R. Jay Gerken(2)	0	0	0	0	136

(1)	Pursuant to prior retirement plans, California Fund and New York Fund made payments to former trustees for the fiscal year ended November 30, 2010 of $1,543 and $2,076, respectively.
(2)	Mr. Gerken was not compensated for his service as a Trustee because of his affiliation with the manager.

Officers of the funds receive no compensation from a fund, although they may be reimbursed by a fund for reasonable out-of-pocket travel expenses for attending Board meetings.

As of March 2, 2011, the Trustees and officers of the funds, as a group, owned less than 1% of each class of each fund.

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To the knowledge of the funds, as of March 2, 2011, the following shareholders owned or held of record 5% or more, as indicated, of the outstanding voting securities of the applicable class of each fund:

Fund/Class	Name and Address	Percent of Class (%)
California Fund/Class A	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	40.58

California Fund/Class A	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	9.09

California Fund/Class A	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	8.73

California Fund/Class A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.65

California Fund/Class A	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	6.51

California Fund/Class A	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 890000611 PO BOX 9446 MINNEAPOLIS MN 55440-9446	5.26

California Fund/Class C	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	29.96

California Fund/Class C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	17.83

California Fund/Class C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	11.31

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Fund/Class	Name and Address	Percent of Class (%)
California Fund/Class C	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	10.44

California Fund/Class C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	8.27

California Fund/Class I	PENNY K MEEPOS TTEE FBO KELEN FAMILY TRUST B U/A/D 07-29-1975 C/O JOANN MEEPOS KMK MGMNT 2999 OVERLAND AVE. #130 LOS ANGELES CA 90064-4256	29.65

California Fund/Class I	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	25.97

California Fund/Class I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	21.66

New York Fund/Class A	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	37.38

New York Fund/Class A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	17.14

New York Fund/Class A	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	8.66

New York Fund/Class A	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	8.01

New York Fund/Class A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	6.46

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Fund/Class	Name and Address	Percent of Class (%)
New York Fund/Class A	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.49

New York Fund/Class C	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	26.85

New York Fund/Class C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	13.73

New York Fund/Class C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	11.06

New York Fund/Class C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	9.75

New York Fund/Class C	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	9.65

New York Fund/Class C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	8.70

New York Fund/Class I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	27.97

New York Fund/Class I	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	18.46

New York Fund/Class I	ARLENE FAUSER 33 WEST 67TH STREET, PH NEW YORK NY 10023-6224	7.07

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INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as investment manager to the funds and provides certain oversight services to the funds, in each case pursuant to an investment management agreement (each, a “Management Agreement”). LMPFA is a wholly-owned subsidiary of Legg Mason.

The manager has agreed, under each Management Agreement, subject to the supervision of the fund’s Board, to provide the fund with investment research, advice, management and supervision, furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into subadvisory agreements, as described below. As compensation for services performed, facilities furnished and expenses assumed by the manager, each fund pays the manager a fee computed daily at an annual rate of the fund’s average daily net assets as described below. The manager also performs administrative and management services as reasonably requested by each fund necessary for the operation of the fund, such as (i) supervising the overall administration of each fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration or qualification of the fund’s shares under federal and state laws.
Each Management Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees, with such Independent Trustees casting votes in person at a meeting called for such purpose.

Each Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager on not less than 90 days’ written notice to the fund, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the manager. No Management Agreement is assignable by the Trust except with the consent of the manager.

Each Management Agreement provides that the manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the manager is not protected against any liability to the fund to which the manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

For its services under the applicable fund’s Management Agreement, the manager receives an investment management fee equal to 0.50% of each fund’s average daily net assets calculated daily and payable monthly. The manager may reimburse the fund or waive all or a portion of its management fees.

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For the periods below, the funds paid investment management fees to the manager as follows:

California Fund

For the periods below, the fund paid investment management fees to the manager as follows:

Fiscal Year Ended	Gross Management Fees ($)	Management Fees Forgone/Expense reimbursements ($)	Net Management Fees (after waivers/Expense reimbursements) ($)
November 30, 2010	1,004,744	17,513	987,231
November 30, 2009	592,864	108,579	484,285
November 30, 2008	414,067	82,813	331,254

New York Fund

For the periods below, the fund paid investment management fees to the manager as follows:

Fiscal Year Ended	Gross Management Fees ($)	Management Fees Forgone/Expense reimbursements ($)	Net Management Fees (after waivers/Expense reimbursements) ($)
November 30, 2010	1,208,189	9,199	1,198,990
November 30, 2009	827,783	54,341	773,442
November 30, 2008	561,557	44,925	516,632

Subadviser

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of each fund as subadviser pursuant to a subadvisory agreement (each, a “Subadvisory Agreement”). Western Asset is a wholly-owned subsidiary of Legg Mason.

Under each Subadvisory Agreement, subject to the supervision of the Board and the manager, the subadviser regularly provides with respect to the portion of the fund’s assets allocated to it by the manager investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The subadviser may delegate to companies that the subadviser controls, is controlled by, or is under common control with, certain of the subadviser’s duties under a Subadvisory Agreement, subject to the subadviser’s supervision, provided the subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

Each Subadvisory Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually with respect to a fund (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and, (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate each Subadvisory Agreement on not more than 60 days’ nor less than 30 days’ written notice to the subadviser without penalty. The subadviser may terminate each Subadvisory Agreement on not less than 90 days’ written notice to the fund and the manager without penalty. The manager and the subadviser may terminate the Subadvisory Agreement upon their mutual written consent. Each Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser. The manager may not assign the Subadvisory Agreement except with the subadviser’s consent.

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Each Subadvisory Agreement provides that the subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the subadviser is not protected against any liability to the fund or the manager to which the subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

As compensation for its services, the manager pays to the subadviser a fee equal to 70% of the management fee paid to the manager by each fund, net of any waivers and expense reimbursements. For the fiscal year ended November 30, 2010, the manager paid fees to the subadviser equal to $691,061 and $839,293 for its services relating to California Fund and New York Fund, respectively.

Portfolio Managers

The following table sets forth certain additional information with respect to the portfolio managers for each of the funds. Unless noted otherwise, all information is provided as of November 30, 2010.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Data for registered investment companies is shown based on the specific portfolio managers that are named in the applicable disclosure documents. Data for other pooled investment vehicles and other accounts is reported based on Western Asset’s practice of naming a particular individual to maintain oversight responsibility for each vehicle/account. Where the named individual has been assigned primary responsibility for oversight of an other pooled investment vehicle or other account, that vehicle/account has been allocated to that individual for disclosure purposes, but not other portfolio managers that may be involved in managing that vehicle/account.

Fund	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
California Fund	S. Kenneth Leech	104 registered investment companies with $171.6 billion in total assets under management (none of which charge a performance fee)	216 other pooled investment vehicles with $109.2 billion in assets under management (of which 7 other pooled investment vehicles with $1.1 billion in total assets under management pay a performance fee)	791 other accounts with $178.9 billion in total assets under management (of which 81 other pooled investment vehicles with $19.5 billion in total assets under management pay a performance fee)

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Fund	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	Stephen A. Walsh	104 registered investment companies with $171.6 billion in total assets under management (none of which charge a performance fee)	216 other pooled investment vehicles with $109.2 billion in assets under management (of which 7 other pooled investment vehicles with $1.1 billion in total assets under management pay a performance fee)	791 other accounts with $178.9 billion in total assets under management (of which 81 other pooled investment vehicles with $19.5 billion in total assets under management pay a performance fee)

	Robert E. Amodeo	25 registered investment companies with $29.7 billion in total assets under management (none of which charge a performance fee)	No other pooled investment vehicles	12 other accounts with $1.6 billion in total assets under management (none of which charge a performance fee)

	Joseph P. Deane	25 registered investment companies with $29.7 billion in total assets under management (none of which charge a performance fee)	No other pooled investment vehicles	12 other accounts with $1.6 billion in total assets under management (none of which charge a performance fee)

	David T. Fare	16 registered investment companies with $15.5 billion in total assets under management (none of which charge a performance fee)	No other pooled investment vehicles	12 other accounts with $1.6 billion in total assets under management (none of which charge a performance fee)

New York Fund	S. Kenneth Leech	104 registered investment companies with $171.6 billion in total assets under management (none of which charge a performance fee)	216 other pooled investment vehicles with $109.2 billion in assets under management (of which 7 other pooled investment vehicles with $1.1 billion in total assets under management pay a performance fee)	791 other accounts with $178.9 billion in total assets under management (of which 81 other pooled investment vehicles with $19.5 billion in total assets under management pay a performance fee)

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Fund	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	Stephen A. Walsh	104 registered investment companies with $171.6 billion in total assets under management (none of which charge a performance fee)	216 other pooled investment vehicles with $109.2 billion in assets under management (of which 7 other pooled investment vehicles with $1.1 billion in total assets under management pay a performance fee)	791 other accounts with $178.9 billion in total assets under management (of which 81 other pooled investment vehicles with $19.5 billion in total assets under management pay a performance fee)

	Robert E. Amodeo	25 registered investment companies with $29.6 billion in total assets under management (none of which charge a performance fee)	No other pooled investment vehicles	12 other accounts with $1.6 billion in total assets under management (none of which charge a performance fee)

	Joseph P. Deane	25 registered investment companies with $29.6 billion in total assets under management (none of which charge a performance fee)	No other pooled investment vehicles	12 other accounts with $1.6 billion in total assets under management (none of which charge a performance fee)

	David T. Fare	16 registered investment companies with $15.4 billion in total assets under management (none of which charge a performance fee)	No other pooled investment vehicles	12 other accounts with $1.6 billion in total assets under management (none of which charge a performance fee)

Portfolio Manager Compensation

With respect to the compensation of portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and

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benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a

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security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of portfolio securities by each portfolio manager as of November 30, 2010.

Fund	Portfolio Manager	Dollar Range of Ownership of Securities
California Fund	S. Kenneth Leech	None
	Stephen A. Walsh	None
	Robert E. Amodeo	None
	Joseph P. Deane	None
	David T. Fare	None
New York Fund	S. Kenneth Leech	None
	Stephen A. Walsh	None
	Robert E. Amodeo	None
	Joseph P. Deane	None
	David T. Fare	None

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Expenses

In addition to amounts payable under each Management Agreement and the 12b-1 Plan (as discussed below), each fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the fund; costs (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Board members and employees; and litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Management may agree to implement an expense limitation and/or reimburse operating expenses for one or more classes of shares. Any such expense limitations and/or reimbursements are described in each fund’s Prospectus. The expense limitations and/or reimbursements do not cover (a) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (b) extraordinary expenses, such as any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Some of these arrangements do not cover interest expenses.

These arrangements may be reduced or terminated under certain circumstances.

In order to implement an expense limitation, the manager will, as necessary, forgo management fees or reimburse operating expenses. The manager is also permitted to recapture amounts forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding such expense limitation or any lower limit then in effect.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of each fund pursuant to a written agreement (as amended, the “Distribution Agreement”).

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Under the Distribution Agreement, the distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of each fund. The distributor offers the shares on an agency or “best efforts” basis under which a fund issues only the number of shares actually sold. Shares of each fund are continuously offered by the distributor.

The Distribution Agreement is renewable from year to year with respect to a fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act. Dealer reallowances are described in each fund’s Prospectus.

Services and Distribution Plan

The Trust, on behalf of each fund, has adopted a shareholder services and distribution plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to its Class A, Class C and Class FI shares. Under the 12b-1 Plan, a fund may pay monthly fees to LMIS at an annual rate not to exceed the percentage set forth below of the average daily net assets of each class indicated. Each fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

Fund	Class	Fee (%)
California Fund	A	0.15
	C	0.75
	FI	0.25
New York Fund	A	0.15
	C	0.75
	FI	0.25

Fees under the 12b-1 Plan may be used to make payments to the distributor, Service Agents and other parties in respect of the sale of shares of the funds, for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than existing shareholders. Each fund may also make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under Financial Industry Regulatory Authority (“FINRA”) Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the 12b-1 Plan are not tied directly to expenses, the amount of the fees paid by a class of a fund during any year may be more or less than actual expenses incurred pursuant to the 12b-1 Plan. This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its

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expenses). Thus, even if the expenses exceed the fees provided for by the 12b-1 Plan, a fund will not be obligated to pay more than those fees and, if expenses incurred are less than the fees paid to the distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to a fund, such as its manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including profits or payments received from the funds for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of a fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of a fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

For the fiscal year ended November 30, 2010, the following service and distribution fees were incurred by the funds:

Fiscal Year Ended November 30, 2010 ($)
California Fund:
Class A	141,006
Class C	714,108

New York Fund:
Class A	227,981
Class C	551,724

No information is given for Class FI shares because no Class FI shares were outstanding during the fiscal year ended November 30, 2010.

For the fiscal year ended November 30, 2010, LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The distributor may have made revenue sharing payments in addition to the expenses shown here.

Fund	Third Party Fees ($)	Financial Consultants ($)	Marketing ($)	Printing ($)	Total Current Expenses ($)
California Fund:
Class A	140,270	0	0	N/A	140,270
Class C	700,451	2,014	422,293	3,897	1,128,655

New York Fund:
Class A	227,327	0	0	N/A	227,327
Class C	545,468	807	217,438	1,803	765,516

No information is given for Class FI shares because no Class FI shares were outstanding during the fiscal year ended November 30, 2010.

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Sales Charges

The following expenses were incurred during the periods indicated:

Initial Sales Charges

The aggregate dollar amounts of commissions on Class A shares received by the distributor were as follows:

	LMIS
For the fiscal year ended November 30	California Fund ($)	New York Fund ($)
2010	6,974	17,324
2009	5,490	17,393
2008	7,994	12,917

Contingent Deferred Sales Charges

	LMIS
For the fiscal year ended November 30	California Fund ($)	New York Fund ($)
2010	8,286	5,160
2009	5,909	22,555
2008	0	12,329

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the funds. State Street, among other things, maintains a custody account or accounts in the name of each fund, receives and delivers all assets for the funds upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the funds, and makes disbursements on behalf of the funds. State Street neither determines the funds’ investment policies, nor decides which securities the funds will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. Each fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also may act as each fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

Boston Financial Data Services, Inc. (“BFDS” or “transfer agent”), located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169, serves as the funds’ transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund and distributes dividends and distributions payable by the funds. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for out-of-pocket expenses.

BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon” or “transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as co-transfer agent with respect to shares purchased by clients of certain service providers. Under the co-transfer agency agreement with BNY Mellon, the transfer agent maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund and distributes dividends and distributions payable by the funds. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for out-of-pocket expenses.

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Counsel

Bingham McCutchen LLP, located at One Federal Street, Boston, Massachusetts 02110, serves as counsel to the funds.

Sullivan & Worcester LLP, located at 1666 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report on each fund’s financial statements and financial highlights for the fiscal year ending November 30, 2011.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the funds, the manager, the subadviser and the distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the funds, the manager, the subadviser and the distributor are on file with the SEC.

Proxy Voting Policies and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

The manager delegates the responsibility for voting proxies for each fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, the manager does not expect to have proxy-voting responsibility for the funds. Should the manager become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, the manager will utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of the manager (or its affiliates if such conflict is known to persons responsible for voting at the manager) and a fund, the board of directors of the manager will consider how to address the conflict and/or how to vote the proxies. The manager will maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that the manager votes proxies. The manager will be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to a fund’s portfolio securities are voted and are attached as Appendix E to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-800-822-5544, (2) on the funds’ website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

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PURCHASE OF SHARES

General

See a fund’s Prospectus for a discussion of which classes of shares of that fund are available for purchase and who is eligible to purchase shares of each class.

Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from a fund. When purchasing shares of a fund, investors must specify the class of shares being purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the transfer agent are not subject to a maintenance fee.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge, as described in each fund’s Prospectus.

The distributor and Service Agents may receive a portion of the sales charge as described in a fund’s Prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a contingent deferred sales charge of 0.50% on redemptions made within 12 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason; (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”); (iii) current employees of Legg Mason and its subsidiaries; (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21); and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The funds reserve the right to waive or change minimums, to decline any order to purchase shares and to suspend the offering of shares from time to time.

Class C, FI and I Shares. Class C, FI and I shares are sold at net asset value with no initial sales charge and no contingent deferred sales charge upon redemption.

The following persons are eligible to purchase Class I shares of a fund: (i) current employees of the fund’s manager and its affiliates; (ii) current and former board members of investment companies managed by affiliates of Legg Mason; (iii) current and former board members of Legg Mason; and (iv) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

For additional information regarding applicable investment minimums and eligibility requirements for purchases of fund shares, please see each fund’s Prospectus.

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Under certain circumstances, an investor who purchases fund shares pursuant to a fee-based advisory account program of an Eligible Financial Intermediary as authorized by LMIS may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same fund to Class I shares of that fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

Systematic Investment Plan

Shareholders may purchase additional Class A and Class C shares of a fund through a service known as the Systematic Investment Plan. For information about the Systematic Investment Plan, please see each fund’s Prospectus. A shareholder who has insufficient funds to complete a pre-authorized transfer may be charged a fee of up to $25 by a Service Agent or the transfer agent. Additional information is available from the fund or a Service Agent.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances:

(a)	sales to (i) current and retired Board Members, (ii) current employees of Legg Mason and its subsidiaries, (iii) the “immediate families” of such persons, and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b)	sales to any employees of Service Agents having dealer, service or other selling agreements or other arrangements with the distributor, and to the immediate families of such persons or a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c)	offers of Class A shares to any other investment company to effect the combination of such company with a fund by merger, acquisition of assets or otherwise;

(d)	purchases by shareholders who have redeemed Class A shares in a fund (or Class A shares of another fund sold by the distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e)	purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(f)	purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

Accumulation Privilege—Please see each fund’s Prospectus for information regarding accumulation privileges.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of three Asset Level Goal amounts, as follows:

(1) $100,000
(2) $250,000
(3) $500,000

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Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds sold by the distributor.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a 13-month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter of Intent will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter of Intent, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter of Intent.

Eligible Fund Purchases. Generally, any shares of a fund sold by the distributor may be credited towards your Asset Level Goal. Shares of certain money market funds acquired by exchange from other funds offered with a sales charge and sold by the distributor may be credited toward your Asset Level Goal.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then-current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter of Intent. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of the Letter of Intent. You may cancel a Letter of Intent by notifying your financial professional in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

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Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter of Intent) is accepted, will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter of Intent are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal, whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter of Intent before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter of Intent. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

Class A shares that are contingent deferred sales charge shares are subject to a 0.50% contingent deferred sales charge if redeemed within 12 months of purchase. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the distributor. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence per month, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined by the Code) of the shareholder; (d) involuntary redemptions; (e) redemptions of shares to effect a combination of a fund with any investment company by merger, acquisition of assets or otherwise; and (f) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or

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redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

A shareholder who has redeemed shares from other funds sold by the distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Determination of Public Offering Price

Each fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of a fund, as applicable, is equal to the net asset value per share at the time of purchase, plus for Class A shares, an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A shares.

Set forth below is an example of the method of computing the offering price of the Class A shares of each fund, based on the net asset value of a share as of November 30, 2010:

California Fund
Class A (based on a net asset value of $8.60 and a maximum initial sales charge of 2.25%)	$8.80
New York Fund
Class A (based on a net asset value of $8.73 and a maximum initial sales charge of 2.25%)	$8.93

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets a fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for protection of a fund’s shareholders.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and should be disclosed to its customers by each Service Agent.

Additional Information Regarding Telephone Redemption and Exchange Program. Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders, as described in the funds’ Prospectuses. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and

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appreciation of a shareholder’s investment in a fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in a fund at the same time that he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or, if permitted, between classes of a fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the transfer agent. Withdrawals may be scheduled on any day of the month; however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 25th day (or the next business day if the 25th day is a weekend or holiday) of the month.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make a redemption payment wholly in cash, a fund may pay, in accordance with SEC rules, any portion of a redemption by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the applicable fund’s Prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in another fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Each fund’s Prospectus describes the requirements for exchanging shares of the fund.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds, net of any applicable sales charge, are immediately invested in shares of the fund being acquired at that fund’s then-current net asset value. Each fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Additional Information Regarding the Exchange Privilege

The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. See “Frequent trading of fund shares” in each fund’s Prospectus.

During times of drastic economic or market conditions, each fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

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The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

VALUATION OF SHARES

The net asset value per share of each class is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. Please see each fund’s Prospectus for a description of the procedures used by the fund in valuing its assets.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, the subadviser is primarily responsible for each fund’s portfolio decisions and the placing of each fund’s portfolio transactions with respect to assets allocated to the subadviser.

Pursuant to the Subadvisory Agreements, the subadviser is authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act) to a fund and/or the other accounts over which the subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases a fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduced its expenses as a fund’s subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers who effect securities transactions for a fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing a fund. Not all of these research services are used by the subadviser in managing any particular account, including the funds.

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Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. A fund will pay a spread or commission in connection with such transactions.

In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of the subadviser’s other clients. Investment decisions for a fund and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security.

Under the subadviser’s procedures, portfolio managers and their trading desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account managed by the subadviser. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. In other cases, however, the ability of the fund or account to participate in volume transactions will produce better executions for the fund or account. Certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts).

For the fiscal year ended November 30, 2010, the funds did not direct any amounts to brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

Aggregate Brokerage Commissions Paid

For the fiscal years ended November 30, 2008, 2009 and 2010, the funds paid the following in brokerage commissions for portfolio transactions:

	2008 ($)	2009 ($)	2010 ($)
California Fund	4,908	1,564	6,103
New York Fund	5,244	1,860	9,848

LMIS is an underwriter of the funds under the 1940 Act. For the fiscal years ended November 30, 2008, 2009 and 2010, neither fund paid any brokerage commissions to LMIS or its affiliates.

During the fiscal year ended November 30, 2010, neither fund held securities issued by the fund’s regular broker/dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

The funds’ Board has adopted policies and procedures developed by the manager with respect to the disclosure of a fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a fund’s portfolio holdings is in the best interests of the fund’s shareholders. As a

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consequence, any conflicts of interest between the interests of the fund’s shareholders and those of the manager, the distributor or their affiliates in connection with the disclosure of portfolio holdings information would be addressed in a manner that places the interests of fund shareholders first.

The policy provides that information regarding a fund’s portfolio holdings may be shared with the manager, a fund’s subadvisers and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel).

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel: (i) upon the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the Form N-Q or Form N-CSR or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy also permits the release of limited portfolio holdings information to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel in other circumstances, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A small number of a fund’s portfolio holdings (including information that the fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the fund and is not contrary to law.

7. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, a fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. A fund may enter into other ongoing arrangements for the release of portfolio holdings information for a legitimate business purpose with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the fund’s board.

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The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy. Any exceptions from the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions from the policy are reported annually to each fund’s board.

The funds intend to disclose their complete portfolio holdings 14 calendar days after quarter-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund).

Set forth below is a list, as of January 31, 2011, of those parties with whom LMPFA, on behalf of each fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
A.S.A.P. Advisor Services, Inc.	Quarterly	Sent 8-10 Days after Quarter-End
Bloomberg L.P.	Quarterly	Sent 6 Business Days after Quarter-End
Lipper Analytical Services Corp.	Quarterly	Sent 6 Business Days after Quarter-End
Morningstar	Quarterly	Sent 8-10 Days after Quarter-End
Thomson/Vestek	Daily	None
FactSet	Daily	None
The Bank of New York Mellon	Daily	None
Thomson	Semi-annually	None
SunGard/Protegent (formerly Dataware)	Daily	None
ITG	Daily	None
Institutional Shareholder Services, Inc. (Proxy Voting Services)	As necessary	None

Portfolio holdings information for the fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan Associates, Inc.	Quarterly	Sent 8-10 Days after Quarter-End
Mercer LLC	Quarterly	Sent 8-10 Days after Quarter-End
eVestment Alliance	Quarterly	Sent 8-10 Days after Quarter-End
Rogerscasey	Quarterly	Sent 8-10 Days after Quarter-End
Cambridge Associates LLC	Quarterly	Sent 8-10 Days after Quarter-End
Wilshire Associates Inc.	Quarterly	Sent 8-10 Days after Quarter-End
Informa Investment Solutions	Quarterly	Sent 8-10 Days after Quarter-End
Prima Capital	Quarterly	Sent 8-10 Days after Quarter-End
Investor Tools	Daily	None

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Recipient	Frequency	Delay Before Dissemination
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter-End
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter-End
Quantitative Services Group	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month-End	None
SunTrust	Weekly and Month-End	None
S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day
Moody’s (Rating Agency)	Monthly	6-8 Business Days
Electra Information Systems	Daily	None
Cabot Research	Weekly	None
Goldman Sachs	Daily	None
Chicago Mercantile Exchange	Daily	None
Canterbury Consulting	Quarterly	Sent 8-10 Days after Quarter-End
Broadridge	Daily	None
DST Global Solutions Limited	Monthly	Sent 6 Business Days after Month-End
Interactive Data Corp.	Daily	None
Citigroup Global Markets Inc.	Daily	None
Glass Lewis & Co.	Daily	None
Fidelity	Quarterly	5 Business Days

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, LMPFA or a subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts, including a fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by LMPFA or a subadviser may be able to infer the portfolio holdings of the fund from the portfolio holdings in that investor’s account.

DIVIDENDS AND DISTRIBUTIONS

Each fund’s policy is to declare dividends daily and pay dividends, if any, monthly. Dividends from net realized capital gains, if any, will be distributed annually. Each fund may also pay additional dividends before December 31 each year from certain amounts of undistributed ordinary income and capital gains in order to avoid federal income and excise tax liability. If a shareholder does not otherwise instruct, exempt-interest dividends and capital gain distributions will be reinvested automatically in additional shares of the same class at net asset value, with no additional sales charge or contingent deferred sales charge. A shareholder may change the option at any time by notifying his or her Service Agent.

The per share amounts of the exempt-interest dividends on Class C shares may be lower than on Class A, Class FI and Class I shares, mainly as a result of the distribution fees applicable to Class C shares. Similarly, the per share amounts of exempt-interest dividends on Class A shares may be lower than on Class I shares, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same for all classes of a fund’s shares (A, C, FI and I).

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TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the funds and their shareholders. This discussion is very general and, except where noted, does not address investors subject to special tax rules, such as investors who hold shares in the fund through an IRA, 401(k) or other tax-advantaged account. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds and Their Investments

Each fund will be treated as a separate taxpayer for U.S. federal income tax purposes. Each fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, each fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

Fund investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, each fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, each fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. A fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, a fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by such fund in computing its taxable income. In addition, in the event of a failure to qualify, a fund’s distributions, to the extent derived from the fund’s current and accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) for taxable years beginning on or before December 31, 2012, to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate

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shareholders. Moreover, if a fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the fund may incur significant fund-level taxes and may be forced to dispose of certain assets. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

Capital Loss Carryovers. On November 30, 2010 the unused capital loss carryovers, of the funds were approximately as follows: California Fund $(7,326,670) and New York Fund $(11,130,964). For federal income tax purposes, a fund’s unused capital loss carryovers that arose in tax years that began on or before December 22, 2010 are available to be applied against future capital gains, if any, realized by the fund prior to the expiration of the carryovers.

Those carryovers expire as follows:

	11/30/2011 ($)	11/30/2012 ($)	11/30/2017 ($)	11/30/2018 ($)
California Fund	(43,139)	(1,319,766)	(2,907,290)	(3,056,475)
New York Fund	N/A	(2,107,997)	(3,833,887)	(5,189,080)

Carryovers of short- and long-term capital losses incurred in taxable years beginning after December 22, 2010 may be carried forward without limit.

Under certain circumstances, a fund may elect to treat certain losses as though they were incurred on the first day of the taxable year following the taxable year in which they were actually incurred.

Each fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause each fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the fund level, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

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A fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in such fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by such fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

In general, gain or loss on a short sale is recognized when a fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by the fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the fund for more than one year. In general, the funds will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a fund may make or receive periodic net payments. Each fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a fund has been a party to the swap for more than one year).

A fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules, or rules applicable to partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax at the fund level, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by a fund are generally treated under the Code as received by shareholders of that fund at the time the dividend or distribution is made. If, however, any dividend or distribution is declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses

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(including any capital loss carryovers). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the applicable fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (“IRS”).

Exempt-interest dividends paid by a fund are exempt from regular federal income taxes. Distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that a fund reports as capital gain dividends are taxable as long-term capital gain, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund.

Dividends and distributions from the fund, other than exempt-interest dividends, will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts for taxable years beginning after December 31, 2012.

The funds do not anticipate that any of their dividends paid will qualify for the dividends-received deduction for corporate shareholders. The funds also do not expect any distributions to be treated as “qualified dividend income,” which for taxable years beginning before January 1, 2013 is taxable to non corporate shareholders at reduced rates.

Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the fund as capital assets). Each shareholder who receives distributions in the form of additional shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash dividends. A shareholder’s tax basis in the shares so received will be equal to such amount.

Investors considering buying shares just prior to a taxable dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Because each fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares is not deductible for U.S. federal income tax purposes. In addition, the interest on any such indebtedness is not deductible by a shareholder of the California Fund for California personal income tax purposes, or by a New York Fund shareholder for New York State, New York City and the City of Yonkers personal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from a fund may, under certain circumstances, cause a portion of such benefits to be subject to federal income tax. Furthermore, a portion of any exempt-interest dividend paid by a fund that represents income derived from certain revenue or “private activity bonds” held by such fund may not retain its federal tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds or a “related person” thereof. Moreover, some or all of a fund’s exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. Shareholders

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should consult their own tax advisors as to whether they are (a) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (b) subject to a federal alternative minimum tax, the federal branch profits tax or the federal or California “excess net passive income” tax.

Sales of Shares. Upon the sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or fewer will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. Each fund may be required in certain circumstances to apply backup withholding on dividends, distributions and redemption proceeds payable to shareholders who fail to provide such fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Notices. Shareholders of each fund will receive, if appropriate, various written notices after the close of a fund’s taxable year regarding the U.S. federal income tax and California or New York State and New York City personal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by that fund to its shareholders during the preceding taxable year. These statements also will report the amount of exempt-interest dividends that is a preference item for purposes of the federal individual and corporate alternative minimum taxes. The dollar amount of dividends excluded or exempt from federal income taxation and California or New York State and New York City personal income taxation and the dollar amount of dividends subject to federal income taxation and California or New York State and New York

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City personal income taxation, if any, will vary for each shareholder depending upon the size and duration of such shareholder’s investment in a fund. To the extent each fund earns taxable net investment income, it generally intends to report as taxable dividends the same percentage of each day’s dividend as its taxable net investment income bears to its total net investment income earned on that day.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses, or to redemption proceeds.

For fund taxable years beginning before January 1, 2012, the 30% withholding tax also will not apply to dividends that the fund reports as (a) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain.” “Qualified net interest income” is the fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. The funds currently do not expect to report any distributions as “interest-related dividends” or “short-term capital gain dividends.”

Distributions and redemption payments paid after December 31, 2012 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate notwithstanding the status of any such amounts as capital gain dividends, short-term capital gain dividends or interest-related dividends. Distributions and redemption payments paid after December 31, 2012 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications. The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear.

State Tax Information

Generally, dividends received from a fund that are attributable to interest on U.S. government securities are not subject to state and local income taxes.

California State Taxes. California shareholders will not be subject to California state personal income tax on dividends they receive from the California Fund to the extent that such distributions qualify as exempt-interest dividends under the Code and California law and provided that, at the close of each quarter of the California Fund’s taxable year, at least 50% of the California Fund’s total assets are invested in California municipal securities. To the extent that distributions are derived from taxable income, including long-term or short-term

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capital gains, such distributions will not be exempt from California state personal income tax. Dividends on the California Fund are not excluded in determining California state franchise or income taxes on corporations and financial institutions. The foregoing is only a brief summary of the tax considerations generally affecting the California Fund and its shareholders who are California residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

New York State and City Taxes. New York resident shareholders of the New York Fund will not be subject to New York State or New York City personal income tax on exempt-interest dividends attributable to interest on New York municipal securities. The New York Fund is required to report annually the source, tax status and recipient information related to its exempt-interest dividends distributed within the state of New York. Exempt-interest dividends are not excluded in determining New York State franchise or New York City business taxes on corporations and financial institutions. The foregoing is only a brief summary of some of the tax considerations generally affecting the New York Fund and its shareholders who are New York residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the funds and their shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

THE TRUST

The certificate of trust to establish Legg Mason Partners Income Trust was filed with the State of Maryland on October 4, 2006. As of April 16, 2007, each fund was redomiciled as a series of the Trust. Immediately prior to such redomiciliation, each fund was reorganized on April 16, 2007 as a series of Legg Mason Partners Income Funds, a Massachusetts business trust.

The Trust is a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the Trust’s declaration of trust (the “Declaration”) are described below.

Shareholder Voting

The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

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Election and Removal of Trustees

The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration

The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares

A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts

The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The Declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

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Shareholder, Trustee and Officer Liability

The Declaration provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. A Trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a Trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The Declaration limits a Trustee’s liability to the Trust or any shareholder to the full extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, audit committee financial expert or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Declaration also requires that shareholders owning shares representing at least 5% of the voting power of the affected funds must join in bringing the derivative action. The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the funds. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the funds’ costs, including attorneys’ fees.

The Declaration further provides that the funds shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the funds are obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions

83

by shareholders against the funds be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

LEGAL MATTERS

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets, Inc. (“CGMI”), a former distributor of each fund and other affiliated funds (collectively, the “Funds”), and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested, including the California Fund and the New York Fund, and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the identified Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

***

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On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as Western Asset/CitiSM New York Tax Free Reserves and before that, CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings that was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless of whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answer has been conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

***

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

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FINANCIAL STATEMENTS

The audited financial statements of each fund (Statement of Assets and Liabilities, including the Schedule of Investments as of November 30, 2010, Statement of Operations for the year ended November 30, 2010, Statements of Changes in Net Assets for each of the years in the two-year period ended November 30, 2010, Financial Highlights for each of the years or periods in the five-year period ended November 30, 2010, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of each fund), are incorporated into this SAI (filed on January 24, 2011, Accession Number 0001193125-11-012553 with respect to California Fund and on January 24, 2011, Accession Number 0001193125-11-012883 with respect to New York Fund).

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APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s Short-Term Obligation Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

A-1

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

US Municipal Short-Term Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels–MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

US Municipal Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

A-2

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Long-term issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

A-3

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor

A-4

currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Municipal Short-Term Note Ratings Definitions:

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s has indicated that its analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S.

A-5

municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Description of Standard & Poor’s Ratings Group’s Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

preliminary: Preliminary ratings, with the ‘prelim’ qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. (3) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (4) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations. (5) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings. (6) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

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unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30% and 50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B—Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC—Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC—Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C—Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

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Description of Fitch Ratings’ Structured, Project & Public Finance Long-Term Obligation Ratings:

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B—Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC—Substantial credit risk. ‘CCC’ ratings indicate that default is a real possibility.

CC—Very high levels of credit risk. ‘CC’ ratings indicate that default of some kind appears probable.

C—Exceptionally high levels of credit risk. ‘C’ ratings indicate that default appears imminent or inevitable.

D—Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or (3) the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults—”Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. “Imminent” default alternatively refers to the case where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Write-downs—Where an instrument has experienced an involuntary and, in Fitch Ratings’ opinion, irreversible “write-down” of principal (i.e., other than through amortization, and resulting in a

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loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where Fitch Ratings believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed irreversible, the credit rating will be lowered to ‘D’.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.

Description of Fitch Ratings’ Corporate, Public and Structured Finance Short-Term Obligation Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C—High short-term default risk. Default is a real possibility.

RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Or, the default of a specific short-term obligation.

D—Default. Indicates a broad-based default event for an entity, or the default of all short-term obligations.

Notes to Fitch Ratings’ Long-Term and Short-Term Obligation Ratings:

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

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A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g., shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

Expected Ratings: Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (EXP), this indicates that a full rating has been assigned based upon Fitch Ratings’ expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. No other conditionality pertains to an expected rating. While expected ratings typically convert to final ratings within a short time, as determined by the issuer’s decisions regarding timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch, as with final ratings.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g., medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

“Interest-Only” Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.

“Rate of Return” Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

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Paid-In-Full: This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol “PIF”.

NR: A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

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APPENDIX B

ADDITIONAL INFORMATION CONCERNING

CALIFORNIA MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of California (“California” or the “State”). The sources of payment for California municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information contained in official statements relating to debt offerings by the State, the most recent such statement being dated November 22, 2010. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. The funds have not independently verified, and are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any California issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

ECONOMY GENERALLY

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The State’s July 1, 2009 population of about 38.5 million represented over 12 percent of the total United States population. California’s population is concentrated in metropolitan areas. According to the findings of the 2000 census, 97 percent of the population of California resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2009, the five-county Los Angeles area accounted for 41 percent of the State’s population, with over 18.5 million residents, and the nine-county San Francisco Bay Area represented nearly 20 percent, with a population of over 7.0 million.

In 2008 and most of 2009, the State experienced what was the most significant economic downturn since the Great Depression of the 1930s. Since then, the State’s economy has grown slowly. As a result of continuing weakness in the state economy, state tax revenues declined precipitously, resulting in large budget gaps and occasional cash shortfalls.

California’s chronic budget crises have been driven by growing state spending commitments funded by temporary spikes in revenues. Once revenues return to their normal trend—or drop precipitously, as has been the case in the recent recession—these commitments cannot be sustained, and dramatic cuts to programs and/or tax increases sometimes have been required. Budgets also have repeatedly been balanced using, at least in part, unrealized assumptions and one-time or temporary measures. As a result, budget deficits have recurred from year to year, and budget gaps are expected to continue to challenge state fiscal leaders in future years.

California followed the nation’s path through the recession and into the recovery. California labor markets deteriorated dramatically during the latter half of 2008 and the first six months of 2009, suffering their worst losses on record. Between June 2008 and June 2009, the State dropped nearly a million nonfarm jobs. These losses moderated as the year progressed and switched to very modest gains during each of the first five months of 2010. In subsequent months, the State lost jobs due to the drawdown of temporary U.S. Census workers.

In its most recent report from May 2010, the Department of Finance projected that the California economy started to recover from the recession in the latter part of 2009, but growth in calendar year 2010 and beyond was expected to be slow and to continue to lag slightly behind the national economic recovery as a whole. As of

September 2010, unemployment in the State was 12.4 percent, compared to 12.5 percent in January 2010 and 9.7 percent in January 2009. The U.S. unemployment rate for September 2010 was 9.6 percent.

National Economy. Output of the national economy (real GDP) grew at a rate of 3.7 percent in the first quarter of 2010, 1.7 percent in the second quarter, and 2.0 percent in the third quarter—the fifth consecutive quarter of growth. Consumers were largely responsible for the gain by increasing their spending by the largest amount in four years. Retail sales rose in the first quarter of 2010, posting their strongest growth since the end of 2007. The rebound sputtered in mid-2010, however, before settling in to a modest growth trend. As of November 2010, vehicle sales had begun a modest recovery.

Unemployment eased slightly while nonfarm payroll expanded modestly during the first nine months of 2010.

Residential construction fell by almost 11 percent in the first quarter of 2009. Home building increased in the last two quarters of 2009, largely because of the first-time home buyer federal tax credit program. The credit was first applicable to homes purchased between April 2008 and July 2009. The program was extended to April 30, 2010 and expanded. Home building increased modestly during the first half of 2010.

Investment by businesses in equipment and software expanded in the first two quarters of 2010. Manufacturing activity increased for the fourteenth consecutive month in September 2010, according to the Institute for Supply Management (ISM) index.

U.S. exports and imports grew in the first nine months of 2010, reflecting growing economies abroad and increased demand for imports at home. On the whole, however, international trade subtracted from domestic economic growth in the first three quarters of 2010.

California Economy. California does not have a quarterly measure of economic output that could be used to compare its economic growth to that of the nation. However, other economic indicators show that California’s economy was hit harder by the recession than the economies of most other states. Still, there are signs that economic growth in California improved during the second half of 2009 and the first nine months of 2010.

For example, personal income fell in the first three quarters of 2009 before increasing moderately in the fourth quarter of 2009 and the first quarter of 2010. After falling for six consecutive quarters, taxable sales grew in the third and fourth quarters of 2009 and the first quarter of 2010. Taxable sales during the first half of 2010 were up 3.6 percent from the first half of 2009. The state unemployment rate reached a high of 12.6 percent in March 2010. The rate improved slightly thereafter, falling to 12.4 percent in August and September 2010. In comparison, the national unemployment rate was 9.6 percent.

As of November 22, 2010, the State’s housing sector is showing some signs of recovery. Existing home sales have stabilized around the half-million unit rate (seasonally-adjusted and annualized) and the median sales price rose by nearly 5 percent from September 2009 to September 2010, bringing the median price of these homes to approximately $310,000. Unsold inventory trended downward in 2009, as did the number of days needed to sell a home. While both measures appeared to bottom out early in 2010, they worsened during the summer and fall. Additional foreclosures may result from the resetting of rates on adjustable rate mortgages between 2010 and 2012, the commencement of amortization during the same period on mortgages that were previously in an interest-only mode, and the expiration of the mortgage foreclosure relief program. The impact of the resetting may be mitigated by the resets being spread out over multiple years, and may be further mitigated if mortgage interest rates remain low.

The worst of the housing slump, though, may be over. Home building permitting—which suffered a long, steady three-year decline starting in 2005—bottomed out early in 2009 and increased on a year-over-year basis at the start of 2010. Permitting during the first nine months of 2010 was up 22 percent year-over-year, but remained at a very low level—only about 35 percent of the pre-recession levels. New residential construction measured by permits issued had fallen almost 90 percent in 2009 from its peak in 2004, and nonresidential construction in 2009 was valued at about one quarter of the peak valuation in 2008.

Made-in-California exports were down 17 percent in 2009. The decline was widely spread across countries, reflecting the global nature of the economic downturn. Large declines in technology, transportation, and machinery exports were instrumental in the decline. However, with global economic conditions improving, California exports increased 21.5 percent year-over-year in the first two quarters of 2010.

State Financial Pressure

The State experienced a severe economic recession which began at the end of 2007, from which, as of November 22, 2010, the State is still slowly recovering. Personal income fell in the first three quarters of 2009 before increasing moderately in the fourth quarter of 2009. Taxable sales fell sharply in the first half of 2009 before increasing in the third and fourth quarters of 2009 and in the first quarter of 2010. Taxable sales during the first two quarters of 2010 were up 3.6 percent from the first half of 2009. The State’s unemployment rate increased from 5.9 percent in January 2008 to 12.6 percent in March 2010. The rate improved slightly thereafter, falling to 12.4 percent in August 2010 and holding steady in September 2010. In response to the most severe economic downturn in the United States since the Great Depression, in the Amended 2009 Budget Act, the State implemented substantial spending reductions, program eliminations, revenue increases, and other solutions in order to close an estimated $60 billion budget gap over the combined 2008-09 and 2009-10 fiscal years. The State adopted reforms in nearly every area of government to better contain costs in the future. The 2010 Budget Act, adopted on October 8, 2010, made further reductions to many programs. Overall General Fund spending has been reduced to a level well below what it was over a decade ago in fiscal year 1998-99, adjusted for population and inflation growth.

The severe economic downturn resulted in General Fund revenues in fiscal year 2009-10 ($86.9 billion) falling by approximately 16 percent from their peak in fiscal year 2007-08 ($102.6 billion). As of November 22, 2010, the State indicated that it was emerging from the recession, and although the level of unemployment was still very high, economic growth was rebounding. As a result, General Fund revenues in fiscal year 2010-11 ($94.2 billion) are expected to rebound by approximately 8.4 percent above the depressed fiscal year 2009-10 levels. Future revenues are expected to be affected by the expiration after fiscal year 2010-11 of temporary tax increases enacted in fiscal year 2009-10, which represent about $7 billion in receipts in fiscal year 2010-11, as well as the expiration of certain one-time revenues which were obtained in fiscal years 2009-10 and 2010-11.

The 2010 Budget Act was passed by the Legislature and signed by the Governor on October 8, 2010, the latest budget enactment in state history. The 2010 Budget Act projects revenues and transfers to the General Fund of $94.2 billion, with expenditures of $86.6 billion, leaving a balance on June 30, 2011 (after taking into account the negative beginning fund balance from June 30, 2010 of $6.3 billion) of $1.3 billion. An estimated $19.3 billion budget gap was resolved with a combination of expenditure reductions (44 percent of solutions), federal funds (28 percent of solutions) and various other one-time receipts, loans and other solutions (28 percent of solutions). Whether the State will be able to receive all the projected receipts or achieve all the planned expenditure reductions will depend on future actions at the state and federal level, and there is no assurance that all of the assumptions will be met. Furthermore, Proposition 22, an initiative measure approved by the voters on November 2, 2010, will prohibit the operation of certain parts of the 2010 Budget Act, with a negative effect of an estimated $850 million on the 2010-11 fiscal year and increased effects on future years. The Administration projects that there will be multi-billion dollar budget gaps in future years, as temporary fiscal measures adopted in recent years have to be repaid or temporary tax increases expire at the end of the 2010-11 fiscal year.

On November 10, 2010, the Legislative Analyst’s Office released a report projecting a possible budget deficit of $6.1 billion at the end of fiscal year 2010-11. In response, the Governor announced on November 11, 2010 that he would declare a fiscal emergency and call a special session of the Legislature to begin on

December 6, 2010 (the first day of the newly-elected Legislature) to address any estimated shortfall in the 2010-11 fiscal year.

The fact that revenue for the 2008-09 and 2009-10 fiscal years has been significantly lower than in the peak revenue year of fiscal year 2007-08 resulted in a significant depletion of cash resources to pay the State’s obligations. By July 2009, the State’s cash resources dwindled so far that, commencing July 2, 2009, the State Controller began to issue registered warrants (or “IOUs”) for certain lower priority obligations in lieu of warrants (checks), which could not be immediately cashed. The registered warrants were all called for redemption on September 4, 2009, once the State was able to access the public credit markets for cash management purposes following enactment of the Amended 2009 Budget Act. No registered warrants were used to pay debt service on bonds, payments to schools, or employee payrolls. By employing a combination of external borrowing with Revenue Anticipation Notes and other cash management techniques after the registered warrants were redeemed, the State was able to meet all its cash obligations for the balance of the 2009-10 fiscal year and through the date of adoption of the 2010 Budget Act on October 8, 2010. Legislation enacted in early March 2010 and in October 2010 provided the State with additional tools to manage cash during the 2010-11 fiscal year by authorizing short-term deferral of certain state payments, primarily to schools and local governments.

The long delay in enacting the 2010 Budget Act caused a build-up of about $6.7 billion of bills payable from the General Fund which could not be paid after July 1 in the absence of budget authority. In order to manage cash flow once all these bills became due for payment, in addition to using authority for payment deferrals either within the month of October 2010 or from the month of October 2010 to November 2010, the State replenished its cash position by issuing $6.7 billion of interim revenue anticipation notes to six financial institutions.

The national and California economies improved following the 2010-11 Governor’s Budget. Output of the national economy grew for the fifth consecutive quarter in the third quarter of 2010, and California payroll employment grew by 7,800 jobs each month on average during the first eight months of 2010. However, while many sectors of both economies had bottomed out or made modest improvements as of November 2010, the level of economic activity was still far below normal—construction being a prime example.

There are signs that home prices have begun to stabilize and have improved in many regions of the State. Existing home sales peaked during the summer of 2005 and fell steadily through November 2008. A robust recovery in sales took place between November 2008 and November 2009, as sales were boosted by the first-time homebuyers’ tax credit. The tax credit was initially set to expire at the end of November 2009, but prior to its expiration, it was extended through April 30, 2010. Following the tax credit’s extension, there was a moderate rebound in sales in March 2010. The tax credit’s expiration on April 30, 2010, coupled with severe winter weather, caused home sales to fall again.

Both the state and national economies appear poised to make modest comebacks. Still, the State has indicated that the recovery will probably be moderate and prolonged by historical standards.

The pension funds managed by the State’s principal retirement systems, the California Public Employees’ Retirement System and the California State Teachers’ Retirement System, have sustained significant investment losses during the economic downturn and, as of November 22, 2010, had substantial unfunded liabilities which will require increased contributions from the General Fund in future years. The State also has an unfunded liability relating to retirees’ post-employment health care benefits which was estimated to be $51.8 billion as of June 30, 2009.

CONSTITUTIONAL LIMITS ON SPENDING AND TAXES

State Appropriations Limit

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation,” with respect to the State, are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in state per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college (“K-14”) districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate “proceeds of taxes” received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor’s Budget, and thereafter to be subject to the budget process and established in the Budget Act.

Proposition 98 and K-14 Funding

On November 8, 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed state funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 education a minimum level of funding (the “Proposition 98 Guarantee”). Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 education the greater of: (a) in general, a fixed percentage of General Fund revenues (“Test 1”), (b) the amount appropriated to K-14 education in the prior year, adjusted for changes in state per capita personal income and enrollment (“Test 2”), or (c) a third test, which replaces Test 2 in any year that the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in state per capita personal income (“Test 3”).

Legislation adopted prior to the end of the 1988-89 fiscal year implementing Proposition 98 determined the K-14 education’s funding guarantee under Test 1 to be 40.7 percent of General Fund tax revenues based on 1986-87 appropriations. This percentage has since been adjusted to approximately 41.5 percent of 1986-87 appropriations to account for subsequent changes in the allocation of local property taxes since these changes altered the share of General Fund revenues received by schools. The Proposition 98 Guarantee has typically been calculated under Test 2. Under Test 3, however, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus 0.5 percent. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a “credit” (called the “maintenance factor”) to schools and is paid to them in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

The Proposition 98 Guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a Test 2 or Test 3 year.

Proposition 98 permits the Legislature, by a two-thirds vote of both Houses (on a bill separate from the Budget Act) and with the Governor’s concurrence, to suspend the K-14 education’s minimum funding guarantee for a one-year period. The amount of the suspension is added to the maintenance factor, the repayment of which occurs according to a specified State Constitutional formula, and eventually restores Proposition 98 funding to the level that would have been required in the absence of such a suspension. Therefore, suspending the minimum funding guarantee provides ongoing General Fund savings over multiple fiscal years until the maintenance factor is fully repaid.

Proposition 98 also contains provisions for the transfer of certain state tax revenues in excess of the Appropriations Limit to K-14 education in Test 1 years when additional monies are available. No such transfers are anticipated during fiscal years 2009-10 and 2010-11.

The Amended 2009 Budget Act reduced fiscal year 2008-09 Proposition 98 appropriations by $7.3 billion from the $58.1 billion assumed in the 2008 Budget Act through a combination of payment deferrals ($3.2 billion), fund re-designations ($1.7 billion), and program reductions ($2.4 billion). In comparison to the fiscal year 2008-09 revised Proposition 98 spending level, the Initial 2009 Budget Act included an additional $4.6 billion to backfill prior-year one-time solutions and $252 million to fund growth adjustments. The fiscal year 2009-10 Proposition 98 appropriation level reflected an additional $702 million in program reductions.

In July 2009, the Legislature adopted and the Governor signed legislation to further reduce Proposition 98 funding levels for both the 2008-09 and 2009-10 fiscal years. The fiscal year 2008-09 Proposition 98 funding level was established in statute at $49.1 billion. This reflects another $1.6 billion reduction beyond the Initial 2009 Budget Act. Furthermore, the Amended 2009 Budget Act reduced fiscal year 2009-10 appropriations by $5.6 billion through a combination of payment deferrals ($1.8 billion), program reductions ($2.8 billion), and a technical adjustment related to the failure of Proposition 1C (The Lottery Modernization Act) ($1.1 billion).

In order to balance the 2010 Budget Act, it was necessary to suspend the Proposition 98 Guarantee by $4.1 billion in the 2010-11 fiscal year. The Proposition 98 Guarantee is reduced from the estimated minimum funding level of $53.8 billion down to a level of $49.4 billion, reflecting an additional veto reduction of $256 million. Per the Proposition 98 constitutional formula, the $4.1 billion owed is added to the outstanding maintenance factor balance and will be repaid over multiple years. As of the 2010 Budget Act, the total program spending for 2009-10 was calculated at $49.5 billion. The 2010 Budget Act also includes $300 million in settle-up payments that do not count towards the fiscal year 2010-11 Guarantee but was to reduce the settle-up owed at the end of the 2009-10 fiscal year by a like amount.

The Proposition 98 Guarantee for fiscal year 2010-11 increased by $1 billion from the 2010-11 May Revision estimate of $48.4 billion and the General Fund share is $36.0 billion of total Proposition 98 funding.

The 2010 Budget Act reflects General Fund Proposition 98 expenditures in fiscal years 2008-09 through 2010-11.

A maintenance factor is created in years when the Proposition 98 Guarantee is suspended or calculated under Test 3 pursuant to the State Constitution. The maintenance factor equals the difference between the funded Guarantee level and the amount that would have been calculated under Test 2. Repayment of the maintenance factor occurs in years when per capita General Fund revenue growth exceeds per capita personal income growth and is calculated as half the difference between the percentage increase in per capita General Fund revenue growth and per capita personal income growth multiplied by the General Fund subject to the State Appropriations Limit. The required repayment is part of the Proposition 98 Guarantee level for that year. Legislation adopted with the Amended 2009 Budget Act created an outstanding obligation for the fiscal year 2008-09 of $11.2 billion to be repaid commencing in fiscal year 2010-11. In light of the State’s fiscal condition as of January 8, 2010, the Governor’s Budget proposed to delay commencing repayment of the remaining $10.7 billion obligation from fiscal year 2010-11 until fiscal year 2011-12. The 2010 Budget Act instead commences with the repayment of the $11.2 billion maintenance factor in fiscal year 2009-10, resulting in higher total Proposition 98 Guarantee levels in fiscal years 2009-10 and 2010-11 than assumed under the 2010-11 Governor’s Budget and May Revision. As of the 2010 Budget Act, the outstanding maintenance factor balance at the end of the 2010-11 fiscal year was $9.5 billion. This amount is to be repaid pursuant to the constitutional repayment formula in years when state revenues increase. The amount owed and repaid each year cannot be finalized until certain Proposition 98 factors (e.g., per capita personal income and per capita General Fund revenue growth factors) are available.

Legislation related to the 2004 Budget Act suspended the Proposition 98 minimum guarantee. At the time the 2004 Budget Act was enacted, this suspension was estimated to be $2.004 billion. This suspended amount was added to the existing maintenance factor, which was fully paid in fiscal year 2005-06. However, subsequent growth in General Fund revenue increased the estimated fiscal year 2004-05 Proposition 98 Guarantee calculation by an additional $1.6 billion. This additional funding, along with approximately $1.1 billion in fiscal year 2005-06, was the subject of a lawsuit brought by the California Teachers Association (“CTA”), which has been settled. The terms agreed upon consist of retiring this approximately $2.7 billion obligation beginning in fiscal year 2007-08 with a $300 million payment and then in annual payments of $450 million beginning in fiscal year 2008-09 until the full amount is paid. Due to the State’s severe revenue decline, the Amended 2009 Budget Act suspended this payment for fiscal year 2009-10. The 2010 Budget Act restarts the annual settlement payments by providing $30 million for fiscal year 2009-10 and $420 million for fiscal year 2010-11, for a total of $450 million.

The CTA lawsuit settlement was ratified by legislation enacted in September of 2006 (Chapter 751, Statutes of 2006). In addition, legislation was approved to refinance the Golden State Tobacco Securitization Corporation’s Series 2003A Bonds, which became effective on January 1, 2007. Of the $1.258 billion in additional funds raised from the refinancing, which was completed on March 14, 2007, the first $900 million offset initial costs of the settlement.

Settle-up funding results from changes in assumptions and recalculations of previous years’ Proposition 98 Guarantees based upon revised estimates of state and local property taxes, average daily attendance and civilian population. After the end of the fiscal year, and as numbers are finalized, if the appropriations for any year are less than the Guarantee level, the remainder counts as “settle-up” and must be paid back at a future date. Proposition 98 appropriations for fiscal years 1995-96, 1996-97, 2002-03, and 2003-04 are cumulatively estimated to be $1.4 billion below the amounts required by the Proposition 98 minimum guarantee for those years due to changes in various Proposition 98 factors applicable to those years. Chapter 216, Statutes of 2004, annually appropriates $150 million per year beginning in fiscal year 2006-07, to repay these prior year Proposition 98 obligations. However, Chapter 491, Statutes of 2005, appropriated $16.8 million toward these settle-up obligations during the fiscal year 2005-06, and explicitly reduced the first Chapter 216 settle-up appropriation from $150 million to $133.2 million for fiscal year 2006-07. Chapter 79, Statutes of 2006, appropriated $133.2 million for the remaining balance of the fiscal year 2006-07 allocation and $150 million for the fiscal year 2007-08 allocation. However, legislation related to the 2008 Budget Act suspended the fiscal year 2008-09 allocation. As a result, the outstanding settle-up balance as of the 2008 Budget Act was $1.1 billion. The Initial 2009 Budget Act used the $1.1 billion in settle-up monies to pay for school district revenue limit costs in the 2008-09 fiscal year. The Amended 2009 Budget Act has further clarified that Proposition 98 appropriations for the 2006-07 fiscal year are $212 million below the amounts required by the Proposition 98 minimum guarantee. This amount should be appropriated by the Legislature beginning in the 2014-15 fiscal year. Assumptions made in the 2010 Budget Act result in the fiscal year 2009-10 Proposition 98 Guarantee being underfunded by an estimated $1.8 billion; however, in the 2010-11 fiscal year $300 million in settle-up funding is appropriated towards fiscal year 2009-10, resulting in a remaining balance of $1.5 billion to be paid in future years. Finally, the 2010 Budget Act created $256 million in additional settle-up obligations for fiscal year 2010-11. However, the final amount of settle-up owed for fiscal years 2009-10 and 2010-11 is unknown until the Proposition 98 Guarantee factors for that year are certified, usually a few years after the close of the fiscal year.

While Proposition 98 mandates have been regularly deferred in recent years, the Legislature chose to fund the majority of these programs as part of the 2010 Budget Act, while suspending the remainder of mandates. Specifically, the Legislature provided more than $80 million to fund the ongoing cost associated with 28 K-12 local mandated programs, while suspending 17 others. The Legislature also provided almost $10 million to fund the ongoing cost of 15 community college local mandated programs, while suspending 6 others. This decision is due in part to recent court ruling that found the act of deferring mandate costs to be unconstitutional. In addition, the 2010 Budget Act provides one-time funding of $210 million to reimburse schools and community colleges for prior year mandate costs, which exceed $1 billion.

STATE INDEBTEDNESS AND OTHER OBLIGATIONS

General

The State Treasurer is responsible for the sale of most debt obligations of the State and its various authorities and agencies. The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes (“ RANs”) and revenue anticipation warrants (“RAWs”).

Capital Facilities Financing

General Obligation Bonds

The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide a continuing appropriation from the General Fund of all debt service payments on general obligation bonds, subject only to the prior application of monies in the General Fund to the support of the public school system and public institutions of higher education. Under the State Constitution, the appropriation to pay debt service on the general obligation bonds cannot be repealed until the principal and interest on the bonds have been paid. Certain general obligation bond programs, called “self-liquidating bonds,” receive revenues from specified sources so that monies from the General Fund are not expected to be needed to pay debt service, but the General Fund is liable as a back-up if the specified revenue source is not sufficient. The principal self-liquidating bond programs are the State’s Economic Recovery Bonds, supported by a special sales tax, and veterans general obligation bonds, supported by mortgage repayments from housing loans made to military veterans.

General obligation bonds are typically authorized for infrastructure and other capital improvements at the state and local level. Pursuant to the State Constitution, general obligation bonds cannot be used to finance state budget deficits (except as already authorized by Economic Recovery Bonds).

As of October 1, 2010, the State had outstanding $76,810,154,000 aggregate principal amount of long-term general obligation bonds, of which $68,098,479,000 were payable primarily from the State’s General Fund, and $8,711,675,000 were “self-liquidating” bonds payable first from other special revenue funds. As of October 1, 2010, there were unused voter authorizations for the future issuance of $42,884,259,000 of long-term general obligation bonds, some of which may first be issued as commercial paper notes (see “General Obligation Commercial Paper Program” below). Of this unissued amount, $1,306,210,000 is for general obligation bonds payable first from other revenue sources.

A ballot measure is slated to be submitted to the voters at the statewide election on November 6, 2012 to approve the issuance of $11.14 billion in general obligation bonds for a wide variety of purposes relating to improvement of California’s water supply systems, drought relief, and groundwater protection. This legislation specifies that not more than one-half of the bonds may be sold before July 1, 2015. Additional bond measures may be included on future election ballots, but any proposed bond measure must first be approved by the Legislature or placed on the ballot through the initiative process.

Variable Rate General Obligation Bonds

The general obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of October 1, 2010, the State had outstanding $4,844,275,000 principal amount of variable rate general obligation bonds (which includes a portion of the Economic Recovery Bonds described below), representing about 6.3 percent of the State’s total outstanding general obligation bonds as of that date.

Under state law, except for the Economic Recovery Bonds, the State must pay the principal of any general obligation bonds which are subject to optional or mandatory tender, and which are not remarketed or, if applicable, purchased by financial institutions which provide liquidity support to the State. The State has not entered into any interest rate hedging contracts in relation to any of its variable rate general obligation bonds, and it no longer has any auction rate bonds outstanding.

General Obligation Commercial Paper Program

Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. As of November 2010, it is the State’s policy to use commercial paper notes to provide flexibility for bond programs, such as to provide interim funding of voter-approved projects and to facilitate refunding of variable rate bonds into fixed rate bonds. Pursuant to the terms of the bank credit agreement in effect as of November 22, 2010, the general obligation commercial paper program may have up to $2 billion in aggregate principal amount at any time. This maximum amount may be increased or decreased in the future. As of November 1, 2010, $1,292,170,000 aggregate principal amount of general obligation commercial paper notes were outstanding. Commercial paper notes are not included in the calculation of permitted variable rate indebtedness described under “Variable Rate General Obligation Bonds.”

Bank Arrangements

In connection with the letters of credit or other credit facilities obtained by the State in connection with variable rate obligations and the commercial paper program, the State has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions. These agreements include various representations and covenants of the State, and the terms (including interest rates and repayment schedules) by which the State would be required to repay any drawings (including drawings resulting from any failed remarketings) on the respective letters of credit or other credit enhancement to which such credit agreements relate. To the extent that variable rate obligations cannot be remarketed over an extended period (whether due to reductions in the credit ratings of the institution providing credit enhancement or other factors), interest payable by the State pursuant to the reimbursement agreement or credit agreement would generally increase over 2010 market levels relating to the variable rate obligations, and the principal repayment period would generally be shorter (typically less than five years) than the repayment period otherwise applicable to the variable rate obligation. On occasion the State’s variable rate obligations have not been remarketed resulting in draws on the applicable credit facilities.

Since the start of 2009, the State has taken a number of actions regarding its bank credit arrangements, including extending existing letter of credit facilities and converting standby purchase agreements to letters of credit for some of its floating rate Economic Recovery Bonds and for its Commercial Paper program. The makeup of some of the State’s credit facilities was also revised with the deletion or substitution of banks. About $1.37 billion of letters of credit for several series of variable rate general obligation bonds expire in November and December 2010. The State has received commitments from banks to renew or replace these expiring facilities, and, as of November 22, 2010, was in the process of finalizing the documentation for those actions. Renewals have been completed for $150 million of letters of credit. Replacement of about $972 million of letters of credit was completed on November 12 and the balance was scheduled for completion on November 23, 2010.

Lease-Revenue Obligations

In addition to general obligation bonds, the State has acquired and constructed capital facilities through the use of lease-revenue borrowing (also referred to as lease-purchase borrowing). Under these arrangements, the State Public Works Board, another state or local agency or a joint powers authority issued bonds to pay for the construction of facilities such as office buildings, university buildings, courthouses or correctional institutions. These facilities are leased to a state agency, the California State University, the University of California or the Judicial Council under a long-term lease that provides the source of payment of the debt service on the lease-revenue bonds. In some cases, there was not a separate bond issue, but a trustee directly created certificates of participation in the State’s lease obligation, which were then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the State Constitutional provisions that require voter approval. For purposes of this appendix, the terms “lease-revenue obligation,” “lease-revenue financing,” “lease-purchase obligation” or “lease-purchase” mean principally bonds or certificates of participation for capital facilities where the lease payments providing the security are payable from the operating budget of the respective lessees, which are primarily, but not exclusively, derived from the General Fund, and also includes revenue bonds for a state energy efficiency program secured by payments made by various state agencies under energy service contracts. The State had $9,761,885,000 in lease-revenue obligations outstanding as of October 1, 2010. The State Public Works Board, which is authorized to sell lease-revenue bonds, had $12,272,464,280 authorized and unissued as of November 1, 2010. In addition, SB 1407 (Chapter 311, statutes of 2008) included intent language authorizing up to $5 billion in lease revenue financing for court construction. Of this amount, $868,020,000 was authorized in the 2010 Budget Act and is included in the November 1, 2010 figure. The debt service for all court projects financed under SB 1407 will be paid from a special fund with revenues dedicated for debt service payments.

Non-Recourse Debt

Certain state agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from state revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had approximately $57 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2010.

Build America Bonds

In February 2009, Congress enacted certain new municipal bond provisions as part of the American Recovery and Reinvestment Act (stimulus bill). One provision allowed municipal issuers such as the State to issue “Build America Bonds” (“BABs”) for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but the U.S. Treasury will repay to the State an amount equal to 35 percent of the interest cost on any BABs issued during 2009 and 2010. This results in a net interest expense lower than what the State would have had to pay for tax-exempt bonds of similar maturity. The subsidy payments from general obligation bonds are General Fund revenues to the State, while subsidy payments for lease-revenue bonds are deposited into a fund which is made available to the State Public Works Board for any lawful purpose. In neither instance are the subsidy payments specifically pledged to repayment of the BABs to which they relate. The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the Internal Revenue Service as a refund of a tax credit and such refund may be offset by the Department of the Treasury by any liability of the State payable to the federal government, including in respect of any internal revenue tax (including any interest and penalties), past due child support, past due and legally enforceable debt due federal agencies, unemployment compensation debts, and past due legally enforceable state income tax debts. As of November 1, 2010, the State has received all BABs cash subsidy payments to which it has been entitled, without offset.

Starting in April 2009 and through September 2010, the State issued a significant amount of BABs, including $10.39 billion of general obligation bonds and $551 million of lease-revenue bonds. The aggregate amount of the subsidy payments to be received from fiscal year 2010-11 through the maturity of these bonds (mostly 20 to 30 years) is approximately $7.3 billion for the general obligation BABs and $327 million for the lease-revenue BABs. The Obama Administration proposed making the BABs program permanent, although at a lower subsidy rate for future issuances. The House of Representatives passed a bill which, if enacted, would have extended the BAB program for two years, at successively lower subsidy rates, but higher than what was proposed by the Obama Administration.

Future Issuance Plans; General Fund Debt Ratio

Between November 2006 and August 2009, voters and the Legislature authorized more than $60 billion of new general obligation bonds and lease-revenue bonds. This new authorization substantially increased the amount of such General Fund-supported debt outstanding to more than $78 billion, while still leaving authorized and unissued bonds of about $54 billion.

The State Treasurer has estimated that the aggregate amount of outstanding debt supported by the General Fund, including general obligation, lease revenue, and Proposition 1A bonds, based on voter and legislative authorizations as of November 22, 2010, and bond cash flow needs as reported by the Department of Finance, is estimated to peak at approximately $114.6 billion by fiscal year 2015-16, compared to the outstanding amount as of November 22, 2010 of about $79.8 billion. The annual debt service costs on this amount of debt are estimated by the State Treasurer to increase to approximately $9.49 billion in fiscal year 2012-13 compared to about $6.84 billion estimated in fiscal year 2010-11. The projected amounts for fiscal year 2010-11 through 2011-12 include the interest, and for fiscal year 2012-13, the interest and principal, payable on the $1.90 billion of bonds issued in connection with Proposition 1A of 2004. After fiscal year 2012-13, projected peak debt service is $10.39 billion in fiscal year 2017-18. (These estimates do not include Economic Recovery Bonds, described below, or veterans general obligation bonds supported by mortgage repayments from housing loans made to military veterans, nor do they take into account potential benefits from future refunding opportunities.)

In light of the substantial drop in General Fund revenues since fiscal year 2007-08 and the projections of substantial new bond sales in the future, the ratio of debt service on general obligation, lease-revenue, and the Proposition 1A bonds supported by the General Fund, to annual General Fund revenues and transfers (the “General Fund Debt Ratio”) can be expected to increase significantly in future years. As assumptions for future debt issuance and revenue projections are updated from time to time, any changes to these amounts may impact the projected General Fund Debt Ratio. Based on the revenue estimates used for the 2010 Budget Act, in fiscal year 2010-11, the General Fund Debt Ratio is estimated to equal approximately 7.26 percent. Based on Department of Finance estimates for future debt issuance, and the assumed growth in General Fund revenues and transfers contained in the 2010-11 May Revision, from fiscal year 2011-12 through fiscal year 2013-14, the State’s General Fund Debt Ratio is projected to peak at 10.12 percent in fiscal year 2012-13, the year in which the Proposition 1A bonds mature. In the fiscal year following the maturity of the Proposition 1A bonds, fiscal year 2013-14, the State’s General Fund Debt Ratio is projected to decline to 8.93 percent. The State’s General Fund Debt Ratio after fiscal year 2013-14 will depend on the State’s future General Fund revenues which will in turn depend on a variety of factors including but not limited to economic, population and inflation growth. Based on the State’s debt issuance projections as of November 22, 2010 and an assumed combined average annual General Fund revenue growth rate of between 2 percent and 5 percent, the State’s General Fund Debt Ratio in fiscal year 2019-20 is projected to range from 7.60 percent to 9.06 percent. The General Fund Debt Ratio is calculated based on actual gross debt service, without adjusting for receipts from the U.S. Treasury for the State’s general obligation and lease-revenue BABs outstanding as of November 2010 or the availability of any special funds that may be used to pay a portion of the debt service to help reduce General Fund costs, and an assumed interest rate of approximately 6.00 percent and 6.60 percent for future issuances of general obligation and lease-revenue bonds, respectively. The actual General Fund Debt Ratio in future fiscal years will depend on a variety of factors, including actual debt issuance (which may include additional issuance approved in the future by the Legislature and, for general obligation bonds, the voters), actual interest rates, debt service structure, and actual General Fund revenues and transfers.

Economic Recovery Bonds

The California Economic Recovery Bond Act (“Proposition 57”) was approved by the voters on March 2, 2004. Proposition 57 authorized the issuance of up to $15 billion in Economic Recovery Bonds (“ERBs”) to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax that became effective July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State’s full faith and credit and payable from the General Fund in the event the dedicated sales and use tax revenue is insufficient to repay the bonds.

The entire authorized amount of ERBs was issued in three sales, in May and June 2004, and in February 2008. No further ERBs can be issued under Proposition 57, except for refunding bonds.

Because of the sharp reduction in taxable sales as a result of the recent economic recession, the Special Sales Tax Revenues (“SSTRs”) collected from the one-quarter cent tax dedicated to repayment of the ERB debt decreased to a level which did not provide adequate coverage above the required debt service amounts for the 2004 and 2008 ERBs. In order to restore adequate coverage, the State restructured the ERB debt through the issuance of approximately $3.435 billion ERB refunding bonds on November 5, 2009. The restructuring reduced annual debt service costs to come into alignment with reduced tax revenues, with a coverage target of at least 1.3 times. The ratings for all ERBs have since been raised to levels above the State’s general obligation bond ratings.

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of specified surplus state property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of deposits in the Budget Stabilization Account (“BSA”) created under the Balanced Budget Amendment (“Proposition 58”). As of October 2010, funds from these sources have been used for early retirement of approximately $3.98 billion of bonds during fiscal years 2005-06 through 2010-11, including $472 million which was transferred from the BSA in fiscal year 2006-07 and $1.023 billion transferred from the BSA in fiscal year 2007-08. As of September 1, 2010, a total of $7.28 billion of ERBs has been retired, leaving a principal balance of $7.39 billion.

Legislation enacted as part of the 2010 Budget Act put a Constitutional amendment on the next statewide general election ballot that, if approved, would strengthen the “rainy day” fund created by Proposition 58. Although this proposed amendment would not change the $5 billion limit for ERB payments from the BSA, it is expected to make it more difficult to suspend future BSA payments and, therefore, would likely result in additional BSA related ERB redemptions.

The Governor suspended each of the fiscal years 2008-09, 2009-10 and 2010-11 BSA transfers due to the condition of the General Fund.

Tobacco Settlement Revenue Bonds

In 1998, the State signed a settlement agreement (the “Master Settlement Agreement” or “MSA”) with the four major cigarette manufacturers (the “participating manufacturers” or “PMs”). Under the MSA, the PMs agreed to make payments to the State in perpetuity, which payments, at the time were predicted to total approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers are paid to the State and half to local governments. The specific amount to be received by the State and local governments is subject to adjustment. Details in the MSA require reduction of the PMs’ payments for decreases in cigarette shipment volumes by the PMs, payments owed to certain “Previously Settled States” and certain other types of offsets. However, settlement payments are adjusted upward each year by at least 3 percent for inflation, compounded annually.

State law enacted in 2002 (the “Tobacco Securitization Law”) authorized the establishment of a special purpose trust to purchase the tobacco assets and to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. Legislation in 2003 amended the Tobacco Securitization Law to authorize a “back-up state guaranty” that requires the Governor to request an appropriation from the General Fund in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second 2003 sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient. The Legislature is not obligated to make any General Fund appropriation.

In 2003, two separate sales of these assets financed with revenue bonds (the “2003 Bonds”) produced about $4.75 billion in proceeds which were transferred to the General Fund. In 2005 and 2007, the State refunded all of the original 2003 Bonds, generating additional proceeds of approximately $1.783 billion, which were also transferred to the General Fund. The back-up state guarantee was applied to only the second 2003 sale of bonds and was continued when those bonds were refunded in 2005 (the “2005 Refunding Bonds”). The back-up state guaranty now applies to the $3.14 billion of 2005 Refunding Bonds.

The MSA provides for a potential reduction to the PMs’ payments under specified conditions relating to the loss of market share to non-participating manufacturers (“NPMs”). This potential reduction is called an “NPM adjustment.” The State disputes the PMs’ right to an NPM adjustment for any year. The MSA also allows the PMs to withhold any portion of their annual payments that is disputed, until such time as the dispute is resolved. Since 2006, the annual amount of revenues received by the State has incurred some level of withholding based on the PMs’ assertion of their right to receive an NPM adjustment. Nevertheless, as of November 2010, the annual amount of tobacco settlement revenues received to date has been in excess of the required debt service payments.

The State Attorney General is pursuing, in a multi-state arbitration proceeding, a determination compelling the PMs to pay the full amount scheduled, given that the State asserts that it has been diligently enforcing the statute governing the NPMs, as required in the MSA.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds; provided that, in connection with the issuance of the 2005 Refunding Bonds, the State covenanted to request the Legislature for a General

Fund appropriation in the event tobacco settlement revenues fall short. Through November 22, 2010, tobacco settlement revenues have been sufficient to pay debt service with respect to the tobacco settlement revenue bonds, and therefore the State’s covenant to request an appropriation has never been invoked.

Obligations in Connection with Proposition 1A of 2004

The Amended 2009 Budget Act provided for state borrowing, pursuant to Proposition 1A of 2004, of approximately $1.998 billion of local property tax revenues. In accordance with Proposition 1A of 2004, the State is required to repay such revenues no later than June 2013.

Legislation implementing the borrowing in the Amended 2009 Budget Act provided authority to local governments to sell their right to receive the state repayment to a joint powers authority (“JPA”) and for the JPA to issue bonds backed by the State’s repayment obligation. The repayment obligation includes interest and issuance costs for the JPA bonds.

On November 19, 2009, the California Statewide Communities Development Authority, a JPA, issued $1,895,000,000 of bonds which are secured by the State’s obligation to make these payments to about 1,300 local governments, representing about 95 percent of the State’s total borrowing from local governments. The 2010 Budget Act includes $90.8 million General Fund monies for the interest payments that are expected to be incurred in that fiscal year. In accordance with the authorizing legislation, these bonds are to be repaid by June 15, 2013. In addition, for the obligations to entities not participating in the JPA bond program (which are $103 million in principal amount), the Director of Finance has set an interest rate of two percent per annum.

Cash Flow Borrowings and Cash Management

The majority of the State’s General Fund revenues are received in the latter part of the fiscal year. Expenditures from the General Fund occur more evenly throughout the fiscal year. The State’s cash flow management program customarily addresses this timing difference by making use of internal borrowing and by issuing short-term notes in the capital markets. External borrowing is typically done with RANs that are payable not later than the last day of the fiscal year in which they are issued. RANs have been issued in 22 of the last 23 fiscal years and have always been paid at maturity. The State also is authorized under certain circumstances to issue RAWs that are payable in the succeeding fiscal year. The State issued RAWs to bridge short-term cash flow shortages in 1992, 1993, 1994, 2002 and 2003.

RANs and RAWs are both payable from any “Unapplied Money” in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the State Constitution); (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State; (iii) reimburse local governments for certain reductions in ad valorem property taxes (as required by Section 25.5 of Article XIII of the State Constitution), or make required payments for borrowings secured by such repayment obligation; (iv) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (v) pay state employees’ wages and benefits, state payments to pension and other state employee benefit trust funds, state Medi-Cal claims, lease payments to support lease-revenue bonds, and any amounts determined by a court of competent jurisdiction to be required by federal law or the State Constitution to be paid with state warrants that can be cashed immediately.

The State has employed additional cash management measures during some fiscal years; all of the following techniques were used at one time or another during fiscal years 2008-09 and 2009-10 and so far in fiscal year 2010-11:

•	The State Controller has delayed certain types of disbursements from the General Fund.

•	Legislation was enacted during the 2009-10 fiscal year increasing the State’s internal borrowing capability, and the State has increased the General Fund’s internal borrowings.

•	Legislation has been enacted deferring some of the State’s disbursements until later in the fiscal year, when more cash receipts are expected, or into the succeeding fiscal year.

•	In addition, as noted below, the State issued registered warrants in July and August 2009 because of insufficient cash resources.

Internal Borrowing. As of November 22, 2010, the General Fund is authorized by law to borrow from more than 700 of the State’s approximately 1,300 other funds in the State Treasury (the “Special Funds”). Total borrowing from Special Funds must be approved by the Pooled Money Investment Board (“PMIB”). The Controller submits an authorization request to the PMIB quarterly, based on forecasted available funds and borrowing needs. The Legislature may from time to time adopt legislation establishing additional authority to borrow from Special Funds. The State has historically made extensive use of its internal borrowing capability to provide cash resources to the General Fund. On September 15, 2010, the PMIB authorized the internal borrowing of up to $20.995 billion for the period of October 1 through December 31, 2010. Enactment of Proposition 22 could prohibit the General Fund from making temporary borrowings for cash management from certain transportation funds. The Department of Finance has estimated the effect of reducing internal borrowable resources by up to $2 billion (the amounts borrowable vary from time to time during the year), and is projected to be about $1.1 billion in June 2011. The State Controller’s Office is continuing to review Proposition 22 to make a final determination of which funds, and in what amounts, are affected by the measure.

One fund from which monies may be borrowed to provide additional cash resources to the General Fund is the BSA, a reserve fund established in 2004 by Proposition 58. However, during fiscal year 2009-10, there were no funds available in the BSA. The State also may transfer funds into the General Fund from the State’s Special Fund for Economic Uncertainties, which is not a Special Fund.

External Borrowing. As noted above, issuance of RANs is a normal part of the State’s annual cash flow management program. On September 29, 2009, the State issued $8.8 billion of RANs which matured in May and June 2010. The State expects to issue approximately $10 billion of RANs to assist its cash flow management in fiscal year 2010-11 (“2010 RANs”). The 2010 RANs result in sufficient unapplied cash resources in the General Fund which can be used to repay Interim RANs in the amount of $6.7 billion which were sold privately to financial institutions on October 28, 2010. The Interim RANs provided short-term cash flow resources pending issuance of the 2010 RANs.

Payment Deferrals. From time to time, the Legislature changes by statute the due date for various payments, including those owed to public schools, universities and local governments, until a later date in the fiscal year, or even into the following fiscal year, in order to more closely align the State’s revenues with its expenditures. This technique has been used several times through the enactment of budget bills in fiscal years 2008-09 and 2009-10. Some of these statutory deferrals were made permanent, and others were implemented only for one fiscal year. One effect of these deferrals has been to reduce the State’s need for external borrowing to bridge its cash flow deficit during the fiscal year.

In addition, state law gives the State Controller some flexibility as to how quickly the State must pay its bills. For instance, income tax refunds for personal income taxes are not legally due until 45 days after the return filing deadline, which is normally April 15. Accordingly, while the State has typically paid tax refunds as returns are filed, it can conserve cash by withholding refund payments until after the April 15 due date. Payments to vendors generally must be made within 45 days of receipt of an invoice. The State may delay payment until the end of this period, or it may even choose to make these payments later and pay interest. These delays are only used if the State Controller foresees a relatively short-term cash flow shortage. Such an instance occurred in February 2009, when the State Controller delayed making about $2.9 billion of tax refunds, and another $1.3 billion of vendor and other payments. Enactment of budget solutions in February 2009 allowed all the delayed payments to be made up in March 2009.

On March 1, 2010 the Governor signed a bill to provide additional cash management flexibility to state fiscal officials (Chapter 1, Statutes of 2009-10 Eighth Extraordinary Session, the “first cash management bill”). The effect of the first cash management bill is further described below. As part of the 2010 Budget Act, a second cash management bill was enacted to provide short-term deferral of certain state obligations, totaling about $4.5 billion, mostly from October to November 2010.

SOURCES OF TAX AND OTHER REVENUE

The following is a summary of the State’s major tax revenues and tax laws. In fiscal year 2009-10, approximately 93 percent of the State’s General Fund revenues and transfers were derived from personal income taxes, corporation taxes, and sales and use taxes.

Enactment of Proposition 26 on November 2, 2010 will make it more difficult in the future for the State to raise taxes.

Temporary Revenue Enhancements in the 2009 and 2010 Budget Acts

The Amended 2009 Budget Act included several major changes in General Fund revenues described below. The Amended 2009 Budget Act did not include any additional tax increases over those provided for pursuant to the Initial 2009 Budget Act, though it did include certain tax law changes intended to increase tax compliance and accelerate some revenues that were not in the Initial 2009 Budget Act.

As part of the Initial 2009 Budget Act passed in February 2009, the following tax and fee increases were adopted:

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Temporary Sales Tax Increase: Effective April 1, 2009, the General Fund sales and use tax rate was temporarily increased by 1 percent, from 5 percent to 6 percent. This tax increase is to be in effect through June 30, 2011. As of the 2010 Budget Act, this tax law change is expected to generate additional sales tax revenues of $4.299 billion in fiscal year 2009-10 and $4.223 billion in fiscal year 2010-11 for the General Fund.

•

Vehicle License Fees: Effective May 19, 2009, vehicle license fees were temporarily increased from 0.65 percent to 1.15 percent with 0.35 percent going to the General Fund and 0.15 percent going to the Local Safety and Protection Account for local law enforcement grant programs previously funded from the General Fund. Vehicle license fees apply to the value of the vehicle (initially its market value and then subject to a standard depreciation schedule). This increase is scheduled to remain in effect through June 30, 2011. As of the 2010 Budget Act, this law change is expected to generate additional revenues of approximately $1.386 billion in fiscal year 2009-10 and $1.472 billion in fiscal year 2010-11.

•

Personal Income Tax Surcharge: The Initial 2009 Budget Act provided for a temporary addition of 0.25 percent to each personal income tax rate for tax years 2009 and 2010. As of the 2010 Budget Act, this change is expected to generate approximately $2.707 billion of additional General Fund revenues in fiscal year 2009-10 and $1.073 billion in fiscal year 2010-11.

•

Dependent Exemption Credit Reduction: The Initial 2009 Budget Act included a temporary reduction in the Personal Income Tax-exemption credit for dependents to the amount provided for the personal credit for tax years 2009 and 2010 from $309 to $99 (tax year 2008 values). As of the 2010 Budget Act, this change is expected to generate approximately $1.429 billion of additional General Fund revenues in fiscal year 2009-10 and $700 million in fiscal year 2010-11.

The Amended 2009 Budget Act, passed in July 2009, included tax law changes affecting the General Fund as described below:

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Non-Retailer Registration for Use Tax: Under prior law, non-retailers—those who do not sell tangible personal property—were not required to register with the Board of Equalization (“BOE”). This law change requires non-retailers that hold a business license and have at least $100,000 in gross receipts to register with the BOE and submit a return that details purchases made during the year that were subject to the use tax yet for which no use tax was paid. This law change was expected to increase General Fund sales and use tax revenue by $26 million in fiscal year 2009-10 and $123 million in fiscal year 2010-11, with increasing amounts thereafter. As of the 2010 Budget Act, the expected increase in General Fund sales and use tax revenue in fiscal year 2009-10 from this law change is estimated at $15 million, and the fiscal year 2010-11 forecast is unchanged.

•

Accelerate Estimated Tax Payments: Under prior law, individuals and corporations were required to pay 30 percent each with the first two estimated payments, and 20 percent each for the last two estimated payments. Under this law change, beginning with the 2010 tax year, the first quarter estimated payment percentage will remain at 30 percent payable on April 15, the second quarter will increase to 40 percent payable on June 15, the third estimated payment will be eliminated, and the fourth quarter estimated payment will increase from 20 percent to 30 percent payable on December 15 for corporations and January 15 for individuals. As of the 2010 Budget Act, this law change is expected to accelerate $1.295 billion into fiscal year 2009-10 ($672 million in personal income tax receipts and $623 million in corporate tax receipts) and $98 million in fiscal year 2010-11 ($60 million in personal income tax receipts and $38 million in corporate tax receipts).

•

Accelerate Wage Withholding: This tax law change increased wage withholding rates by 10 percent and, as of the 2010 Budget Act, was expected to accelerate $1.6 billion of personal income tax receipts into fiscal year 2009-10.

•

Require Backup Withholding: Under current federal law, gambling winnings reported on Internal Revenue Service (“IRS”) Form W2G and payments made by banks and businesses reported on various IRS 1099 forms may be subject to backup withholding on those payments. Payments reported on IRS 1099 forms include payments to independent contractors, rents, commissions, and royalty payments. This law change will conform state law to federal law by requiring a withholding rate of 7 percent for state purposes whenever it is required for federal purposes. As of the 2010 Budget Act, this law change is expected to increase personal income tax revenues by $32 million in fiscal year 2009-10 followed by an additional $31 million in fiscal year 2010-11.

The 2010 Budget Act includes General Fund revenue changes of $2.034 billion for fiscal year 2010-11. Listed below are the significant solutions:

•

Legislative Analyst’s Office (“LAO”) Revenue Forecast: The 2010 Budget Act assumes the LAO’s revenue forecast, which increases revenues by $399 million in fiscal year 2009-10 and $961 million in fiscal year 2010-11 above amounts estimated in the 2010-11 May Revision.

•

Extension of Net Operating Loss (“NOL”) Suspension and Delay of Carrybacks: Except for taxpayers with income that is less than or equal to $300,000, NOL deductions are suspended for tax years 2010 and 2011. The suspension exempts an estimated 91 percent of taxpayers. In addition, the ability to carry back losses for two years will be delayed until 2013. Carrybacks will be limited to 50 percent of losses for tax years beginning in 2013, 75 percent of losses for tax years beginning in 2014 and 100 percent of NOLs will be allowed to be carried back for tax years beginning tax year 2015 and later. This tax law change is expected to increase revenues by $1.2 billion in fiscal year 2010-11.

Personal Income Tax

The California personal income tax, which accounted for 51.6 percent of General Fund revenues and transfers in fiscal year 2009-10, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1 percent to 9.3 percent. For tax years 2009 and 2010, the rates range from 1.25 percent to 9.55 percent. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax (“California AMT”), which is much like the federal AMT. The personal income tax structure is considered to be highly progressive. For example, the Franchise Tax Board indicates that the top 1 percent of taxpayers paid 42.8 percent of the total personal income tax in tax year 2008.

Proposition 63, approved by the voters in the November 2004 election, imposes a 1 percent surcharge on taxable income over $1 million in addition to the 9.3 percent rate (9.55 percent for tax years 2009 and 2010). The surcharge became effective on January 1, 2005. The proceeds of the tax surcharge are required to be used to expand mental health programs.

Taxes on capital gains realizations, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains tax receipts accounted for 14.8 percent of General Fund revenues and transfers in fiscal year 2000-01. The 2010 Budget Act projects that capital gains will account for 3.6 percent of General Fund revenues and transfers in fiscal year 2009-10 and 5.6 percent in fiscal year 2010-11.

Sales and Use Tax

The sales and use tax (referred to herein as the “sales tax”), which accounted for 30.6 percent of General Fund revenues and transfers in fiscal year 2009-10, is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The California use tax is imposed at the same rates as the regular sales tax on consumers of tangible personal property that is used, consumed, or stored in the State. Use tax applies to purchases from out-of-state vendors that are not required to collect tax on their sales. Use tax also applies to most leases of tangible personal property.

As of October 1, 2010, the breakdown for the state and local sales tax rate of 8.25 percent was as follows (many local jurisdictions have voted additional sales taxes for local purposes):

•	6 percent imposed as a State General Fund tax (this tax rate is scheduled to return to 5 percent on July 1, 2011);

•	0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

•	0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund);

•	1 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 0.75 percent for city and county general-purpose use; and

•	0.25 percent deposited into the Fiscal Recovery Fund to repay the State’s ERBs (the “special sales tax”).

Existing law provides that 0.25 percent of the base state and local sales tax rate may be suspended in any calendar year upon certification by the Director of Finance, by November 1 in the prior year, that both of the following have occurred: (1) the General Fund reserve (excluding the revenues derived from the 0.25 percent special sales tax) is expected to exceed 3 percent of revenues in that fiscal year (excluding the revenues derived from the 0.25 percent special sales tax) and (2) actual revenues for the period May 1 through September 30 equal or exceed the previous May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The Department of Finance estimated that the reserve level would be insufficient to trigger a reduction for calendar year 2010.

Existing law provides that the special sales tax will be collected until the first day of the calendar quarter at least 90 days after the Director of Finance certifies that all ERBs and related obligations have been paid or retired or provision for their repayment has been made or enough sales taxes have been collected to pay all ERBs and related obligations to final maturity. At such time, the special sales tax will terminate and the city and county portion of taxes under the uniform local sales and use tax will be automatically increased by 0.25 percent.

Proposition 1A of 2004, approved by the voters in the November 2004 election, amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by restricting the State from lowering the local sales tax rate or changing the allocation of local sales tax revenues without meeting certain conditions. Proposition 22, adopted on November 2, 2010, supersedes Proposition 1A of 2004 and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources. Allocation of local transportation funds cannot be changed without an extensive process.

An appellate court decision from 2008 held that two Dell entities and two providers of maintenance and warranty services had improperly collected from customers and remitted to the BOE use tax on optional service contracts that were sold with computers. The State anticipates that a pending action will result in a judgment or settlement requiring the BOE to refund the tax with interest. Plaintiffs estimate that the refund amounts could be as much as $250 million. As of November 22, 2010, identification and notification of consumers affected by the decision and thus due a refund is unresolved, and determination of the total refund amount depends upon such identification and notification. The 2010 Budget Act projects that the refunds will not occur prior to fiscal year 2011-12.

Corporation Tax

The corporation tax accounted for 10.6 percent of General Fund revenues and transfers in fiscal year 2009-10.

Corporation tax revenues are derived from the following taxes:

1.	The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

2.	Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

3.	The California AMT is similar to that in federal law. In general, the California AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.

4.	A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first year of incorporation.

5.	Sub-Chapter S corporations are taxed at 1.5 percent of profits.

6.	Fees paid by limited liability companies (“LLCs”), which account for 2.8 percent of corporation tax revenue, are considered “corporation taxes.” Three separate cases have been filed challenging the constitutionality of the LLC fee. As of November 22, 2010, two have been resolved and one is pending.

In California Taxpayers Association v. Franchise Tax Board, California Taxpayers Association (“Cal-Tax”) challenged the constitutionality of the corporate understatement penalty that was enacted in Chapter 1, Statutes of 2007-08 First Extraordinary Session (SB X1 28, 2008 Budget Act Trailer Bill) and sought an injunction precluding the Franchise Tax Board from enforcing the statute. The trial court ruled for the State and Cal-Tax appealed. A decision may be issued during fiscal year 2010-11. An adverse ruling would result in a potential loss of revenue in fiscal year 2010-11 of between $500 million and $800 million, and an ongoing loss of about $500 million thereafter.

As part of the 2009 Budget Act, the Legislature adopted certain additional tax benefits for corporations, affecting carryover of losses, sharing tax credits among affiliates, and changes to the unitary tax calculations for multinational corporations, all of which are to become effective in 2011 or later.

Insurance Tax

The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and non-admitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits. To provide interim funding for the Healthy Families and Medi-Cal programs, Chapter 157, Statutes of 2009 extends the 2.35-percent gross premiums tax to the Medi-Cal managed care plans in 2009 and 2010.

The BOE ruled in December 2006 that the premium tax insurers pay should be calculated on a cash basis rather than the accrual method required by the Department of Insurance. This ruling is expected to result in a total loss of $406 million spread over several years; the impact was $15 million in fiscal year 2008-09 and is estimated to be $11 million in fiscal year 2009-10, $230 million in fiscal year 2010-11, and $149 million in fiscal year 2011-12.

Vehicle License Fee

The Amended 2009 Budget Act temporarily increased the vehicle license fee from 0.65 percent to 1.15 percent, effective May 19, 2009, through June 30, 2011. Of this 0.5 percent increase, 0.35 percent goes to the General Fund with the remaining 0.15 percent going to local law enforcement.

Estate Tax; Other Taxes

The California estate tax is based on the state death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Relief Reconciliation Act of 2001 (the “Economic Growth and Tax Relief Reconciliation Act”) phases out the federal estate tax by 2010. As a consequence, the Economic Growth and Tax Relief Reconciliation Act resulted in the reduction of California estate tax revenues by 25 percent in calendar year 2002, 50 percent in calendar year 2003, and 75 percent in calendar year 2004, and the elimination of the California estate tax beginning in calendar year 2005. The provisions of this federal act sunset after 2010. As of November 22, 2010, the federal estate tax was scheduled to be reinstated after 2010 along with California’s estate tax. The 2010 Budget Act assumed receipts of $800 million based on reinstatement of the federal estate tax after

January 1, 2011. The State noted, however, that the federal estate tax law could be changed to modify or eliminate the state pick-up tax.

Other General Fund major taxes and licenses include: Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees and Trailer Coach License Fees.

Special Fund Revenues

The California Constitution and statutes specify the uses of certain revenues. Such receipts are accounted for in various Special Funds. In general, special fund revenues comprise three categories of income:

•	Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

•	Charges for special services to specific functions, including such items as business and professional license fees.

•	Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

Motor vehicle related taxes and fees are projected to account for 39 percent of all special fund revenues in fiscal year 2010-11. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. In fiscal year 2010-11, $10.9 billion is projected to come from the ownership or operation of motor vehicles. About $2.9 billion of this revenue is projected to be returned to local governments. The remainder will be available for various state programs related to transportation and services to vehicle owners. Vehicle license fees were increased temporarily as part of the Initial 2009 Budget Act.

Taxes on Tobacco Products

As a result of Proposition 99, approved by the voters in 1988, and Proposition 10, approved by the voters in 1998, the State imposes an excise tax on cigarettes of 87 cents per pack and equivalent rates on other tobacco products. Tobacco product excise tax revenues are earmarked as follows:

1.	Fifty cents of the per-pack tax on cigarettes and the equivalent rate levied on non-cigarette tobacco products are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

2.	Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.

3.	Ten cents of the per-pack tax is allocated to the State’s General Fund.

4.	The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

American Recovery and Reinvestment Act

Congress enacted the American Recovery and Reinvestment Act (“ARRA”), which provides approximately $787 billion of economic stimulus actions in the form of direct payments from the federal government and tax relief to individuals and businesses nationwide. The stimulus bill provides about $330 billion in aid to states, about $170 billion for federal projects and non-state aid, and about $287 billion of tax relief.

The California Recovery Task Force estimates ARRA will have an $85.4 billion effect in California, including $28.8 billion in projects, $26.4 billion in entitlement programs such as Medi-Cal, Food Stamps and Unemployment Insurance, and an additional $30.2 billion in tax relief. Of the $28.8 billion in project investments and as of June 30, 2010, Californians have been awarded $907 million for labor and workforce development, $7.6 billion for education, $3.8 billion investment for transportation infrastructure, $2.9 billion for energy, $1.9 billion for science and technology, $1.5 billion for water and environment, $1.2 billion for housing, $676 million for public safety, $464 million investment for health and human services and $1.2 billion for other projects.

The 2010 Budget Act includes an estimated $5.4 billion in fiscal year 2009-10 and a minimum of $4.2 billion in fiscal year 2010-11 ARRA funds to offset General Fund expenditures. Of the estimated $3.6 billion of additional federal funds—which, as of November 22, 2010, were still subject to action and approval by the federal government—that are included in the 2010 Budget Act, up to another $500 million may come from ARRA. Of the $1.8 billion of additional federal funds which have been approved, $1.3 billion is from ARRA.

STATE EXPENDITURES

Local Governments

The primary units of local government in California are the 58 counties, which range in population from approximately 1,100 in Alpine County to approximately 10.4 million in Los Angeles County.

Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 480 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments was changed when Proposition 13, which added Article XIIIA to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Although Proposition 13 limited property tax growth rates, it also has had a smoothing effect on property tax revenues, ensuring greater stability in annual revenues than existed before Proposition 13 passed.

Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. (The limitations include requiring a majority vote approval for general local tax increases, prohibiting fees for services in excess of the cost of providing such service, and providing that no fee may be charged for fire, police, or any other service widely available to the public.)

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax monies, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 and Proposition 22 in 2010 (described below) dramatically changed the state-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “state-local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee (“VLF”) rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which had previously received all VLF revenues, the 1.35 percent reduction in VLF revenue to cities and counties from this rate change was backfilled (or offset) by an increase in the amount of property tax revenues they receive. This worked to the benefit of local governments because the backfill amount annually increases in proportion to the growth in property tax revenues, which has historically grown at a higher rate than VLF revenues, although property tax revenues have declined over the past two years. This arrangement continues without change in the 2010 Budget Act.

Pursuant to statutory changes made in conjunction with the Initial 2009 Budget Act, the VLF rate increased from 0.65 percent to 1.15 percent effective May 19, 2009. Of this 0.50 percent increase, 0.35 percent flows to the General Fund, and 0.15 percent supports various law enforcement programs previously funded by the State General Fund. This increased VLF rate will be effective through the 2010-11 fiscal year.

As part of the state-local agreement, voters at the November 2004 election approved Proposition 1A 2004. Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and VLF revenues as of November 3, 2004.

The Amended 2009 Budget Act authorized the State to exercise its authority under Proposition 1A of 2004 to borrow an amount equal to about 8 percent of local property tax revenues, or $1.9 billion, which must be repaid within three years. State law was also enacted to create a securitization mechanism for local governments to sell their right to receive the State’s payment obligations to a local government-operated joint powers agency. This joint powers authority sold bonds in a principal amount of $1.895 billion in November 2009 to pay the participating local governments their full property tax allocations when they normally would receive such allocations. Pursuant to Proposition 1A of 2004, the State is required to repay the local government borrowing (which in turn is to be used to repay the bonds of the joint powers agency) no later than June 30, 2013. The 2010 Budget Act includes $90.8 million for the interest payments that are expected to be incurred in that fiscal year to be paid from the General Fund.

Proposition 22, adopted on November 2, 2010, supersedes Proposition 1A of 2004 and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources. Allocation of local transportation funds cannot be changed without an extensive process. The Proposition 1A borrowing done as part of the Amended 2009 Budget Act is not affected by Proposition 22.

The Amended 2009 Budget Act also contains a shift of $1.7 billion in redevelopment agency tax increment funds from revenue and reserves in fiscal year 2009-10 and $350 million in fiscal year 2010-11. These funds are shifted to schools that serve the redevelopment areas. This frees an equal amount of base property tax for the impacted schools that is shifted to the Supplemental Revenue Augmentation Funds in each county that were established by Proposition 1A of 2004. The funds in the Supplemental Revenue Augmentation Fund are then used to offset various State General Fund costs incurred in the counties. In fiscal year 2010-11, the $350 million will be used to offset trial court costs. The enabling legislation allows redevelopment agencies to borrow from parent agencies, and from any available reserves in their Low and Moderate Income Housing Funds.

The California Redevelopment Association (“CRA”), whose membership includes a large number of redevelopment agencies, has filed a lawsuit challenging the $1.7 billion shift described above. The 2008 Budget Act included a shift of $350 million of redevelopment agency moneys. The CRA had also challenged that shift, and a trial court held that the legislation providing for the shift was invalid, which prevented the State from shifting the funds for the 2008-09 fiscal year. The State withdrew its appeal of the decision and subsequently enacted legislation that addresses the concerns noted by the trial court. However, the subsequently enacted legislation is being challenged in the current CRA lawsuit. A group of counties has filed a separate lawsuit challenging the shift. The Sacramento County Superior Court issued a ruling on May 4, 2010 upholding the State’s ability to shift $1.7 billion and $350 million from redevelopment agencies in fiscal years 2009-10 and 2010-11, respectively. The plaintiffs have appealed the ruling to the Third District Court of Appeals.

Trial Courts

Prior to legislation enacted in 1997, local governments provided the majority of funding for the State’s trial court system. The legislation consolidated the trial court funding at the state level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. The

State’s trial court system is slated to receive approximately $2.6 billion in state resources in fiscal year 2009-10 and $2.8 billion in fiscal year 2010-11, as well as $499 million in resources from the counties in each fiscal year. The 2010 Budget Act reflects $55 million in General Fund reductions for the trial court system, plus an additional one-time reduction of $17.4 million. The Budget also reflects an increase in fee revenues ($103.6 million) and the transfer of special fund balances ($130 million) to support trial court operations. As discussed in the Local Governments section above, the fiscal year 2010-11 budget for the Trial Courts includes $350 million in redevelopment agency tax increment funds to offset General Fund costs. In addition, legislation enacted in 2008 provides California’s court system with increased fees and fines to expand and repair its infrastructure to address significant caseload increases and reduce delays. The fees raised by this legislation are intended to support up to $5 billion in lease-revenue bonds. Additional legislative authorization is required prior to the issuance of such lease-revenue bonds.

Welfare System

The entire statewide welfare system was changed in response to the change in federal welfare law enacted in 1996. Under the California Work Opportunity and Responsibility to Kids (“CalWORKs”) program, counties are given flexibility to develop their own plans, consistent with state law, to implement the program and to administer many of its elements. Counties are still required to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs.

Welfare System

The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the “Law”) fundamentally reformed the nation’s welfare system. The Law included provisions to: (i) convert Aid to Families with Dependent Children (“AFDC”), an entitlement program, to Temporary Assistance for Needy Families (“TANF”), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal noncitizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements. The TANF block grant formula under the Law is operative through September 30, 2011, as further described below.

Chapter 270, Statutes of 1997, embodies California’s response to the federal welfare systems. Effective January 1, 1998, CalWORKs replaced the former AFDC program and California’s previous welfare program, Greater Avenues to Independence programs. Consistent with the federal law, CalWORKs contains time limits on the receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.

Caseload under CalWORKs is projected to increase in fiscal year 2010-11. CalWORKs caseload projections are 552,000 cases in fiscal year 2009-10 and 578,000 cases in fiscal year 2010-11. Even with the increase in caseload, this still represents a major decline in caseload from the early 1990s, when caseload peaked at 921,000 cases in fiscal year 1994-95. Since CalWORKs’ inception in January 1998 through fiscal year 2010-11, caseload is projected to decline by approximately 10 percent.

The federal Deficit Reduction Act of 2005 (“DRA”) included legislation that reauthorized and extended the TANF program until September 30, 2010. On September 30, 2010, the President signed into law a Continuing Resolution (H.R. 3081) to allow continued government operations through December 3, 2010.

The Continuing Resolution modified countable work activities under TANF and applied new federal work participation rates to separate state programs. In addition, because the Continuing Resolution effectively eliminated the State’s caseload reduction credit, the bulk of the CalWORKs caseload, as of November 22, 2010, was subject to 50 percent work participation level requirement beginning in FFY 2007.

As of November 22, 2010, policies were not expected to increase work participation rates enough to meet the federal requirement for at least 50 percent work participation among all families. In August 2009, the State received official notice from the federal government that California failed to meet the work participation rate for FFY 2007, the first year for which the DRA’s changes were effective. However, California’s penalty of approximately $230 million was waived primarily due to the impact of program changes made in the DRA and California’s ability to engage nearly 30,000 families in work activities between FFY 2006 and FFY 2007. As a result of not meeting the work participation rate requirements, California’s required Maintenance of Effort (“MOE”) has increased to 80 percent of FFY 1994 historic expenditures rather than the 75 percent MOE level California is required to meet when work participation rates are achieved. The 2010 Budget Act continues to reflect an increase of MOE spending by $179.5 million in fiscal year 2010-11, to $2.9 billion, to reflect this penalty. As of November 22, 2010, the federal government had recently notified California that it had not met the FFY 2008 work participation rate requirements and assessed a penalty of $47.7 million. Under state law, 50 percent of the penalty amount is the State’s responsibility and the remaining 50 percent would be shared among those counties not meeting work participation rate requirements. As of November 22, 2010, the State indicated that it intends to seek relief from the FFY 2008 penalty based on current economic conditions and/or a corrective action plan. To the extent full or partial relief is not obtained, any FFY 2008 penalty likely would not be assessed prior to fiscal year 2011-12.

Considerable improvement in work participation rates must be achieved to avoid additional federal penalties, which could cost the State and counties more than $2 billion over a five-year period, beginning in fiscal year 2011-12. Efforts to address improving work participation began during fiscal year 2006-07, and the State is continuing to identify and evaluate additional options that place greater emphasis on work participation and reduce reliance upon public assistance to significantly improve the ability of the State and counties to meet federal work requirements in the TANF program. In addition, beginning in fiscal year 2011-12, the following long-term reforms are scheduled to become effective:

•	Restructuring time limits by requiring the adults in families that have received aid for a cumulative 48 months within a 60-month period to “sit out” and not receive aid for 12 months.

•	Requiring all non-exempt recipients who are not meeting work requirements to meet face-to-face twice a year for a review with county employees.

•

Strengthening the sanction process for adults who do not comply with program requirements by removing the adult portion of the grant if the adult refuses to comply within a cumulative total of three months.

•

Reducing by 25 percent the child-only grant for non-work-eligible adults unless they meet work participation requirements. Counties may, at their own expense, provide services to enable these adults to meet program participation requirements. If they are successful in meeting program requirements, the child-only grant will continue to be provided at its full value.

•

Eliminating the statutory cost of living adjustment (“COLA”) for CalWORKs. This statutory COLA was placed in law in the early 1970s. The COLA has been suspended during many of the years in which the State faced large budget deficits, including the 2010-11 fiscal year.

Nationwide, ARRA appropriated a combined total of $5 billion for a TANF Emergency Contingency Fund (“ECF”) for FFYs 2009 and 2010. A state can receive an ECF allocation for (i) caseload increases, (ii) increased expenditures for non-recurrent short-term benefits, and/or (iii) increased expenditures for subsidized employment. Through the ECF, a state can be reimbursed for 80 percent of expenditures in FFY 2009 and FFY 2010 that exceed the level of state expenditures in each of these areas in FFY 2007 or FFY 2008, whichever is lower (California uses FFY 2007). For the two-year period ending September 30, 2010, total General Fund savings resulting from the TANF ECF are estimated to be over $708 million.

The 2010 Budget Act included $407.8 million in General Fund savings. The bulk of these savings was expected to be derived from the extension of TANF Emergency Contingency Funding from October 1, 2010 through June 30, 2011, for General Fund savings of $395.4 million.

Health Programs

Medi-Cal—Medi-Cal, California’s Medicaid program, is a health care entitlement program for low-income individuals and families who receive public assistance or otherwise lack health care coverage. Medi-Cal serves over one in six Californians. Federal law requires Medi-Cal to provide basic services such as doctor visits, laboratory tests, x-rays, hospital inpatient and outpatient care, hospice, skilled nursing care, and early periodic screening, diagnosis and treatment. Also, federal matching funds are available if states choose to provide any of numerous optional benefits. The federal government pays for half of the cost of providing most Medi-Cal services in California, including optional benefits. A wide range of public and private providers and facilities delivers these services. Providers are reimbursed by the traditional fee-for-service method or by capitated payments from managed care plans. As of November 22, 2010, approximately 4.0 million Medi-Cal beneficiaries (more than half of the people receiving Medi-Cal benefits and services) were enrolled in managed care plans.

For the 2010 Budget Act, Medi-Cal expenditures are estimated to be $41.2 billion ($11.2 billion from the General Fund) in fiscal year 2009-10 and $50.2 billion ($12.2 billion from the General Fund) in fiscal year 2010-11. There is a net increase of $1 billion in Medi-Cal General Fund expenditures in fiscal year 2010-11, when compared to revised fiscal year 2009-10. This is the net result of:

(a) An increase in the base cost of about $4.2 billion due to the currently scheduled end of ARRA enhanced funding ($1.7 billion), removal of the Proposition 1A transfer ($1.6 billion), base caseload and cost increases ($0.9 billion), and other baseline issues.

(b) A savings of $3.2 billion related to the six-month extension of ARRA funding, mandatory enrollment into managed care for seniors and persons with disability, an adjustment to the county administration estimate process, a hospital rate freeze, and other savings proposals.

The 2010 Budget Act includes a decrease of $3.6 billion in General Fund expenditures (statewide) by obtaining additional federal funds in a number of targeted areas. The proposals include an increase in the State’s Federal Medical Assistance Percentage, monies owed to the State for incorrect Medicare disability determinations, and recalculation of state Medicare Part D clawback payments after taking into consideration aggressive state rebates (which would reduce clawback costs to California if these benefits were still provided through Medi-Cal), as well as possible General Fund relief through the new comprehensive Section 1115 Medi-Cal Financing Waiver. Additional options include seeking federal support on court cases preventing the State, as of November 22, 2010, from implementing previously enacted program changes to Health and Human Services programs or increasing the income standard to receive federal funds in the Foster Care program.

The 2010 Budget Act included $560 million of General Fund savings from funds (to cover children’s health care costs in Medi-Cal) made available through the enacted AB 1383 hospital fee. As of November 22, 2010, the federal government had authorized the state fee. As of November 22, 2010, the State indicated that state legislation may also be explored in the next session to potentially extend the hospital fee from January 1 to July 1, 2011 to benefit from extended ARRA funds. Overall, the program uses fees on the industry to match federal funds, most of which are returned to Medi-Cal providers through supplemental payments, and $80 million per quarter is designated for providing children’s health care in Medi-Cal. The 2010 Budget Act also includes a technical fund shift authorized by AB 1653, which enables the State to achieve savings previously budgeted, and without any adverse impact on hospitals.

As of November 22, 2010, litigation is pending with respect to certain cost reductions implemented by the State.

Average monthly caseload in Medi-Cal was 7.28 million in fiscal year 2009-10. Caseload is expected to increase in fiscal year 2010-11 by approximately 262,300, or 3.6 percent, to 7.54 million eligible people.

Federal health care reform now allows states to offer family planning services through a state plan amendment. Accordingly, the Family Planning, Access, Care and Treatment (“Family PACT”) Waiver program has been converted to a state plan amendment, which removes prior treatment of the services and federal funds as one-time in nature. In other words, the services and federal funds are now ongoing.

The 2008 Budget Act required the California Department of Health Care Services (“DHCS”) to achieve estimated savings of $323.3 million through unallocated reductions as a result of historical expenditure trends in the program. The savings did not materialize for fiscal year 2008-09. In November 2007, DHCS noted similar concerns while initially reporting achieved savings of $195.2 million of $331 million expected for fiscal year 2007-08. At year end, DHCS did achieve the full $331 million General Fund savings plus an additional $265 million General Fund savings. The Amended 2009 Budget Act assumed that DHCS would achieve $323.3 million in savings in fiscal year 2009-10. DHCS ultimately saved $646 million in fiscal year 2009-10 due to the receipt of budgeted federal funds to offset General Fund costs. After accounting for the federal fund adjustments, the additional $323.3 million budgeted for savings in fiscal year 2009-10 did not materialize. The 2010 Budget Act assumes a savings of $323 million General Fund in fiscal year 2010-11.

On February 17, 2009, President Obama signed ARRA, which enhances California’s Federal Medical Assistance Percentage (“FMAP”) for the Medi-Cal program through December 31, 2010. The measure provides an across-the-board increase in FMAP to all states. Furthermore, states with significant changes in unemployment are eligible for an additional FMAP increase determined through a formula. California qualified for additional FMAP increase due to its high unemployment rate. California’s FMAP as of November 22, 2010 is 61.59 percent. The federal government subsequently passed a six month increased FMAP extension of 8.8 percent during the first quarter and 6.9 percent in the second quarter of 2011.

In February 2010, the federal government announced it would apply the federal ARRA FMAP to the clawback for October 2008 through December 31, 2010. The “clawback” is a payment made to the federal government to compensate for state Medicaid savings that would otherwise result from the Medicare Part D prescription drug benefit. This action resulted in $682.2 million one-time federal funds to offset the State’s General Fund. DHCS used $447.3 million in fiscal year 2009-10 to credit against the monthly Part D clawback payments, beginning with the January 2010 invoice that was paid in March 2010. The remaining amount is to be used in fiscal year 2010-11.

SSI/SSP—The federal Supplemental Security Income (“SSI”) program provides a monthly cash benefit to eligible seniors and persons with disabilities who meet the program’s income and resource requirements. In California, the SSI payment is augmented with a State Supplementary Payment (“SSP”) grant. The 2010 Budget Act includes approximately $3.0 billion in General Fund expenditures for fiscal year 2010-11, which remains relatively unchanged from the revised fiscal year 2009-10 funding level. The average monthly caseload in this program is estimated to be 1.3 million recipients in fiscal year 2010-11, a 1.4 percent increase over the revised fiscal year 2009-10 projected level.

Health Care Reform—The State is continuing to study the recently enacted federal health care reform and its implications. Among other things, the law: (1) expands Medi-Cal coverage beginning January 1, 2014; (2) requires specified rate increases for primary care and outpatient services beginning in 2013; and (3) prohibits California from restricting eligibility primarily for the Medi-Cal and Healthy Families programs (other health programs may also be affected, pending further review) before the new coverage requirements go into effect in 2014. Health care reform may result in a significant net increase of General Fund program costs in fiscal year 2013-14 and beyond. The net impact of health care reform on the General Fund will depend on a variety of factors, including levels of participation and potential savings resulting from the reform. The State has preliminarily estimated annual costs of $1.4 billion in General Fund monies in fiscal year 2013-14 and growing to about $3.5 billion annually by 2020-21. Actual costs could vary significantly based on economic factors or subsequently enacted program changes.

Two bills, Chapter 655, Statutes of 2010 (AB 1602, Perez) and Chapter 659, Statutes of 2010 (SB 900, Alquist and Steinberg) establish the Health Care Reform Exchange (“Exchange”) as an independent entity in state government and outline the authorities and responsibilities of the Exchange and its governing board. The Exchange is to provide a marketplace for individuals and small businesses to purchase health insurance by January 1, 2014. The Exchange is to establish requirements for health plans to participate in the Exchange, standards and criteria for selecting health plans to be offered in the Exchange, and the Exchange is to be required to provide an adequate selection of qualified health plans in each region of the State. It could cost in the hundreds of millions or even billions of dollars potentially — depending on federal particulars when they are known, how much the federal government pays for implementation, and policy decisions made by the yet to be appointed board. The federal law authorizes the Secretary of the federal Health and Human Services Department to provide grants necessary to fund start-up costs. AB 1602 authorizes the Exchange to assess charges as a part of premiums on participating health plans and at rates reasonable to support the ongoing operations of the Exchange and maintain a prudent reserve.

Department of Corrections and Rehabilitation

California Department of Corrections and Rehabilitation (“CDCR”) Budget—The 2010 Budget Act includes total operating expenditures of $8.8 billion for CDCR from all funding sources. Of this amount, $8.5 billion comes from the General Fund. The CDCR budget includes funding for over 66,550 personnel years at a total cost for salaries and benefits of approximately $6.6 billion. Lease payments and bond insurance costs total $268.7 million, and the remaining funds are budgeted for operating expenses and equipment.

The 2010 Budget Act includes reductions for CDCR totaling $1.1 billion. Of these savings, $820 million is to reduce the Receiver’s Medical Program budget to decrease the per-inmate medical cost to a level comparable to other states’ correctional health care programs, and a savings of $200 million related to a reduction in the inmate population.

Litigation Concerning Prison Medical Care Services—In April 2001, a class-action lawsuit, now known as Plata v. Schwarzenegger, was filed in federal court contending that the State was in violation of the Eighth and Fourteenth Amendments to the U.S. Constitution by providing inadequate medical care to prison inmates. As of November 22, 2010, three other cases are pending in federal court challenging the adequacy of services to prisoners for mental health care, dental health care, and disability rights. The four cases are coordinated among the courts, but the lead action has been delegated to the Plata court. On June 30, 2005, the Plata court ordered the establishment of a receivership to take control of CDCR’s medical care system due to the State’s delay in successfully implementing the changes required by the Stipulated Agreement for Injunctive Relief, entered into as the settlement of the Plata v. Schwarzenegger case. A medical care receiver (“Receiver”) was appointed by the Plata court in February 2006, and given broad authority over CDCR’s medical care program. The Plata court approved the Turnaround Plan of Action on June 16, 2008.

Since the Receiver was appointed, he proposed and subsequently revised plans for, among other things, design and construction of health-related facilities and housing for inmates with medical or mental health care needs, and supporting infrastructure and ancillary facilities, at existing state correctional facilities statewide or at other appropriate state owned real property, as well as improvements to health care facilities at existing prison facilities statewide. As of November 22, 2010, CDCR plans to meet the Receiver’s needs through its implementation of the AB 900 Prison Construction Program.

On October 27, 2008, the district court ordered the State to transfer $250 million to the Receiver. The court indicated it would proceed later with additional amounts requested by the Receiver. The State appealed that order and the Ninth Circuit Court of Appeals dismissed the State’s appeal for lack of jurisdiction, stating that the order to pay $250 million was an interim order. The State’s motion asking the Plata court to terminate the Receiver was denied. The State appealed this denial and a hearing on the appeal was heard in the Ninth Circuit Court of Appeals in September 2009. As of the 2010 Budget Act, the State’s appeal was denied. The Receiver subsequently withdrew this motion.

The 2010 Budget Act includes $968 million for the Receiver’s Medical Services Program, which is a decrease of $773 million compared to the Amended 2009 Budget Act and a subsequent supplemental appropriations bill. Failure to achieve these full reductions would place increased pressure on General Fund resources.

Ruling Concerning Prison Overcrowding—On August 4, 2009, a panel of three federal judges issued a ruling related to the class action lawsuits over medical care (Plata) and mental health care (Coleman v. Schwarzenegger). The ruling found that overcrowding is the primary cause of unconstitutional medical and mental health conditions in California’s state prisons. The ruling required the State, within 45 days, to submit a plan to reduce the state prison population to 137.5 percent of the system’s design capacity within two years, a reduction of approximately 46,000 inmates. The State filed a prisoner-release plan with the three-judge panel. On January 12, 2010, the three-judge panel issued its final order, containing the same rulings. The State appealed the order to the U.S. Supreme Court. On June 14, 2010, the U.S. Supreme Court granted the State’s request for review of the prisoner release order. Oral argument was scheduled for November 30, 2010, and a decision is expected before the end of the Court’s 2010-11 term.

The three-judge panel’s ruling, if sustained by the Supreme Court, will not result in the immediate release of any prisoners, only the preparation of a population reduction plan. The fiscal and policy impact of the three-judge panel ruling is therefore unknown at this point, being dependent on the outcome of proposed budget solutions, the pace of currently authorized prison construction, the timing of any future order to implement a population reduction plan, and the outcome of potential legal appeals to such an order.

Prison Construction Program

On May 3, 2007, the Governor signed AB 900 (Chapter 7, Statutes of 2007) (“AB 900”), which provides for a critical expansion of capacity in the state prison system and additional funds for county jails. In addition to construction funding, AB 900 emphasized expanding rehabilitative programs and measuring outcomes through performance goals to reduce the high rate of recidivism among adult offenders.

The central feature of AB 900 is authorization for issuance of a total of up to $7.4 billion of lease-revenue bonds by the State Public Works Board in two phases. Prison Phase I, which may be implemented immediately, authorizes approximately $3.6 billion to finance (i) up to 12,000 new state prison beds to replace temporary housing for inmates in public spaces not designed for such uses, (ii) up to 6,000 re-entry beds for the incarceration of inmates who have served the majority of their terms near the communities into which they will eventually be released, and (iii) facilities to provide medical, dental and mental health treatment or housing for up to 6,000 inmates. Prison Phase II may be implemented after a designated three-member panel certifies that about one-third of the spaces specified in Prison Phase I are under construction and other specified rehabilitative program requirements have been met. Prison Phase II, which must be commenced by January 1, 2014, authorizes up to approximately $2.5 billion for (i) up to an additional 4,000 beds at existing state prisons, (ii) facilities to provide medical, dental and mental health treatment or housing for up to an additional 2,000 inmates, and (iii) up to an additional 10,000 spaces in re-entry housing.

Litigation challenging the constitutionality of the lease-revenue bond financing method included in AB 900 was dismissed by the trial court judge and the dismissal was upheld on appeal.

AB 900 also authorizes funding for acquisition, design and construction of county jail facilities, subject to a 25 percent local match and certain designated priorities and standards. Prison Phase I authorizes up to $750 million of lease-revenue bonds for county jail facilities, which must be issued by June 30, 2017. Upon certification that certain benchmarks are met for commencement of construction under Prison Phase I and county jails, up to $470 million in additional funds for county jails will be available under Prison Phase II.

Implementation of AB 900 was delayed for several reasons, including the need to obtain necessary technical corrections to clarify the scope of the legislation. The Legislature passed the necessary technical corrections in February 2009 and the Administration is implementing the construction programs within the constraints of cash available for interim financing. Several projects to provide mental health capacity have been initiated and the first projects began construction during calendar year 2010. Additionally, one reentry and three infill projects began design during calendar year 2010.

In addition to authorization for new bonds, AB 900 appropriated $50 million from the General Fund for CDCR to expand rehabilitative programs and $300 million from the General Fund to complete various infrastructure and capacity improvements.

Unemployment Insurance

The Unemployment Insurance (“UI”) program is a federal-state program that provides weekly UI payments to eligible workers who lose their jobs through no fault of their own. To be eligible for benefits, a claimant must be able and available to work, seeking work, and be willing to accept a suitable job. The regular unemployment program is funded by unemployment tax contributions paid by employers for each covered worker.

Due to the high rate of unemployment, the employer contributions are not sufficient to cover the cost of the benefits to claimants. In a report titled “October 2010 Unemployment Insurance (UI) Fund Forecast” (the “October 2010 UI Forecast”), the State Employment Development Department stated that the UI Fund had a deficit of $6.2 billion at the end of 2009, and $8.3 billion at the end of September 2010, and projected that, absent changes to the UI Fund financing structure, the UI Fund would have deficits of $10.3 billion at the end of 2010, a deficit of $13.4 billion at the end of 2011, and a deficit of $16.0 billion at the end of 2012. The projections in the October 2010 UI Forecast were based on an economic outlook and labor projections prepared in June 2010.

Commencing in January 2009, in accordance with federal law, the State began to fund deficits in the UI Fund through a federal loan to support benefit payments. If the loan is repaid within the federal fiscal year in which it is taken, the State does not have to pay interest on the loan. If the State is unable to repay the loan within the same year it is taken, then the State must pay interest on the borrowed funds with state funds. However, ARRA provides that interest will not begin to accrue until January 1, 2011, and repayment to the U.S. Department of Labor would need to occur no later than September 30, 2011, or interest payments would begin as described below.

Assuming the State does not begin repayment of the loan prior to September 2011, as described above, in fiscal year 2011-12 the General Fund would be required to make an interest only payment of approximately $362.3 million for the period from January 1 through September 30, 2011 (based on an assumed then-outstanding federal loan of $13.4 billion). The amount payable in fiscal years after fiscal year 2011-12 (assuming no federal waiver of the interest payment) will depend on a variety of factors, including the actual amount of the federal loan then outstanding (which in turn will depend on the rate of unemployment, employer contributions to the UI Fund, and any state or federal law changes relating to the funding of the program) and the interest rate imposed by the federal government. As of November 22, 2010, Congress was considering an extension of the interest waiver beyond December 31, 2010.

On October 20, 2010, the Legislative Analyst’s Office issued a report titled “California’s Other Budget Deficit: The Unemployment Insurance Fund Insolvency” (the “LAO UI Report”). The LAO UI Report was based on projections prepared by the Employment Development Department in May 2010. The LAO UI Report stated that, as of October 20, 2010, the UI Fund was insolvent. The LAO UI Report also stated:

“The Legislature essentially has three main choices for returning the UI fund to solvency: (1) reducing benefit payments, (2) increasing employer tax contributions, or (3) adopting some combination of the previous two options. To assist the Legislature we examined multiple scenarios for achieving solvency and found that:

•	Decreasing UI benefits alone cannot address the fund insolvency in the near future.

•	Options involving UI tax increases could quickly improve the fund condition.

•	Employer tax increases could hurt California’s competitiveness.

•	The UI financing structure is not sufficiently robust.”

“In developing a strategy to bring solvency to the UI fund, we recommend that the Legislature:

•	Attempt to minimize adverse impacts on the economy.

•	Make both tax and benefit changes.

•	Consider different approaches for the short term (calendar years 2011 and 2012) than for the long term.

•	At a minimum, take prompt action to bring UI benefits and tax revenues into line so that the accumulated deficit and associated interest obligation stops growing.”

Pension Trusts

The principal retirement systems in which the State participates are the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”). The assets and liabilities of the funds administered by CalPERS and CalSTRS, as well as certain other retirement funds administered by the State, are included in the financial statements of the State as fiduciary funds. The University of California maintains a separate retirement system. (The State’s General Fund does not directly contribute to the University of California’s system; however, the system has been advocating that the State begin to do so.) Information about this system may be obtained directly from the University of California.

As described below, the obligation of the State to fund retirement benefits constitutes a significant financial obligation. Retirement related costs payable from the General Fund have increased significantly over the last several years, for a variety of reasons, including enhancement to retirement benefits enacted prior to 2003, and significant investment losses in 2008 and early 2009. As of November 22, 2010, CalPERS and CalSTRS each have unfunded liabilities in the tens of billions of dollars. Retirement related costs payable from the General Fund could increase significantly in the foreseeable future. The actual amount of such increases will depend on a variety of factors, including but not limited to investment returns, actuarial assumptions, retirement benefit adjustments and, in the case of CalSTRS, statutory changes in contributions.

New Formula for Retirement Benefits

Legislation enacted in October 2010 as part of the 2010 Budget Act package (SB 22, Chapter 3, Sixth Extraordinary Session of 2010) (“SB6X 22”) makes changes to the retirement formula for state employees hired after January 15, 2011. Generally, the formula for receiving full retirement benefits will be restored to the provisions in effect prior to 1999, when a law increased the percentage formula and reduced the age at which employees could obtain maximum benefits; these formulas vary depending on the category of employment. SB6X 22 also recognized that these reforms of the pension formula for future employees had been agreed to by some state employee bargaining units prior to enactment of the law. SB6X 22 also addressed the problem of pension “spiking” by generally requiring the retirement formula for future employees to be based on an average of pay in three consecutive years, rather than being based on the single highest year’s pay (for those not currently in the three year formula). While these reforms will only start to impact state retirement costs many years in the future, there will be current savings by requiring existing and future employees to contribute a greater percentage, ranging from 2 to 5 percent, of their salaries toward future pension benefits.

Finally, separate legislation, SB 867 (Chapter 733, Statutes of 2010) will require CalPERS to submit to the Legislature, Governor and Treasurer certain reports when it adopts the contribution rate for state payments to the System. The Treasurer will be required to evaluate and report to the Legislature his or her opinion regarding these reports.

CalPERS

CalPERS administers the Public Employees’ Retirement Fund (“PERF”), which is a multiple employer defined benefit plan. In addition to the State, employer participants, as of June 30, 2009, included 1,458 school districts and 1,568 public agencies. As of June 30, 2009, PERF had 1,134,397 active and inactive program members and 492,513 benefit recipients. The projected payroll for state employees covered by PERF for fiscal year 2009-10 was approximately $17.4 billion.

The actuarial assumptions used in determining actuarial liabilities and required employer contributions include both economic and non-economic assumptions. These assumptions represent the actuary’s best estimate of anticipated future experience and are reviewed in depth periodically. The economic assumptions as of November 22, 2010 include assumed inflation of 3.0 percent compounded annually, investment return (net of administrative and investment expenses) of 7.75 percent per year, compounded annually, and annual payroll increases of 3.25 percent. CalPERs indicated it would reconsider the discount rate it uses in February 2011. Reductions in the discount rate assumption could result in significant increases to required contributions.

Required contributions to PERF are determined annually on an actuarial basis and solely by CalPERS. Payments into PERF are made from employer contributions (including the state) and employee contributions. State contributions are made from the General Fund, Special Funds, and non-governmental cost funds. Approximately 57 percent of the state contributions to PERF are made from the General Fund.

Employees, except those participating in the non-contributory, second tier plan contribute to PERF based upon required contribution rates. Approximately 6 percent of the employees participate in the second tier plan, and these employees generally receive lower pension benefits.

The State and Schools Actuarial Valuation for the year ended June 30, 2009 uses the Market Value of Assets (“MVA”) basis to report the funded status of the system rather than the Actuarial Value of Assets (“AVA”) basis. CalPERS is monitoring the funded status of the plan using the MVA to ensure that the new rate stabilization methods do not impair the security of benefits. The MVA funded ratios are more volatile than the actuarial funded ratios due to the smoothing effects of the actuarial value. Using the MVA basis in times when returns are profitable gives the perception of a larger funded status. However, a much lower funded status will be shown if the market slows down and returns decline. The AVA is used for rate setting purposes because it maintains some consistency over fluctuating markets through rate smoothing.

The State contributes an amount equal to the sum of the normal cost and amortization of the unfunded actuarial accrued liability, if any. Actuarial valuations of the PERF are released in the summer of each calendar year and based on data through June 30 of the preceding fiscal year. The most recent actuarial valuation of CalPERS, based on data through June 30, 2009, showed an accrued unfunded liability allocable to state employees of $23.450 billion on an AVA basis and $48.648 billion on an MVA basis. The actuarial valuation for PERF was based upon an assumed 7.75 percent investment return. According to CalPERS, the weighted rates of return experienced by PERF over the past 20 years, 10 years, five years, and three years (in each case through fiscal year 2008-09) have been 7.4 percent, 2.3 percent, 1.6 percent, and -4.9 percent, respectively.

For the six month period ended December 31, 2009, CalPERS experienced a net investment gain of 12.57 percent.

Because of the rate stabilization methods adopted by the Board in April 2005 and in December 2009, the impact of current market returns, and in particular, the fiscal year 2008-09 investment loss, on employer rates for the future should be mitigated. Except as described below, when CalPERS sets rates, the actuarial value of assets cannot be more than 120 percent of the market value or less than 80 percent of the market value. Any asset value changes outside these ranges will result in a greater impact on future employer contribution rates.

As of June 30, 2007, CalPERS had set aside approximately 14 percent of the market value of the fund as a reserve. The negative 5.1 percent return for fiscal year 2007-08 used up all but 1 percent of the 14 percent set aside for the “rainy day” fund. The remaining 1 percent was used in developing employer contribution rates for the 2009-10 fiscal year. Therefore, the reserve is no longer available. It is important to note that, as described in CalPERS Comprehensive Annual Financial Report for the Fiscal Year Ended June 30, 2009, in recent years, the demographic experience of most plans translated to increases in employer rates.

CalPERS’ rate stabilization methods help to mitigate short term increases in the State’s required annual contribution. While this will limit extreme increases in the State’s required annual contribution to CalPERS in the near term, absent extraordinary investment returns (over and above the 7.75 percent assumed by CalPERS), it is expected to result in significantly higher required contributions in future fiscal years. Depending on actual investment returns and other factors, the State’s required annual contribution (which is estimated to be $3.8 billion for fiscal year 2010-11) could increase by 50 percent or more.

Although the investment horizon for pension plans is long term, CalPERS recognizes that investment returns over the short term fluctuate and can lead to volatile employer contribution rates, despite the current smoothing policy in place. Announced in December 2009, CalPERS has implemented an enhancement to its rate stabilization method, which is to utilize a 3-year phase-in of the negative 24 percent fiscal year 2008-09 investment loss.

According to CalPERS, the three-year phase-in of the fiscal year 2008-09 investment loss is achieved by temporarily relaxing the constraints on the smoothed value of assets. Previously, the actuarial value of assets could not be more than 120 percent of the market value or less than 80 percent of the market value. Under the three-year phase in, assets are treated as follows:

1.	For fiscal year 2011-12, the actuarial value of assets cannot be more than 140 percent of the market value or less than 60 percent of the market value on June 30, 2009.

2.	For fiscal year 2012-13, the actuarial value of assets cannot be more than 130 percent of the market value or less than 70 percent of the market value on June 30, 2010.

3.	For fiscal year 2013-14, the actuarial value of assets cannot be more than 120 percent of the market value or less than 80 percent of the market value on June 30, 2011, a return to the previous values.

Lastly, the asset loss outside of the 80 percent—120 percent range is to be isolated, and paid down with a fixed and certain 30-year amortization schedule. By utilizing a fixed and certain 30-year payment schedule, these losses should be paid in full at the end of 30 years, and should be independent of any investment gain/loss experienced by the remaining portfolio as a whole.

The level of future required contributions depends on a variety of other factors, including future investment portfolio performance, actuarial assumptions and additional potential changes in retirement benefits. There can be no assurance that the required annual contribution to CalPERS will not continue to significantly increase, despite the recent enhancement to rate stabilization methods, and that such increases will not materially adversely affect the financial condition of the State.

CalSTRS

CalSTRS administers the Teachers’ Retirement Fund, which is an employee benefit trust fund created to administer the State Teachers’ Retirement Plan (“STRP”). STRP is a cost-sharing, multi-employer, defined benefit pension plan that provides retirement, disability and survivor benefits for teachers and certain other employees of the California public school system. STRP is comprised of three programs: the Defined Benefit Program (“DB Program”), the Defined Benefit Supplement Program (“DBS Program”), and the Cash Balance Benefit Program. Within the DB Program there is also a Supplemental Benefits Maintenance Account (“SBMA”) which provides purchasing power protection for retired members. Actuarial valuations of the DB Program are released each year based on data through June 30 of the preceding fiscal year. As of June 30, 2009, the DB Program had approximately 1,745 contributing employers. According to CalSTRS, as of June 30, 2009, the DB Program had 615,216 active and inactive program members and 232,617 benefit recipients.

The State’s General Fund contributions to the DB Program and the SBMA are established by statute, and are not adjusted to reflect actual investment returns or other factors which affect the funded status of the DB Program and SBMA. The contribution rate to the DB Program is 2.017 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year. The contribution rate to the SBMA is 2.5 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year less $66.4 million in fiscal year 2008-09, $70 million in fiscal year 2009-10, $71 million in fiscal year 2010-11, and $72 million thereafter.

Each employer contributes 8.25 percent of payroll, while employees generally contribute 6 percent of pay to the DB Program (and an additional 2 percent of pay to the DBS Program). As of November 22, 2010, the most recent actuarial valuation of the DB Program, based on data through June 30, 2009, showed an actuarial accrued unfunded liability of $40.5 billion. Actuarial valuations as of June 30, 2010 are expected to be available by April 2011. The actuarial valuation of the DB Program is based upon an assumed 8 percent investment return. The average net rate of return experienced by the DB Program over the past 10 years and five years (in each case through fiscal year 2009-10) was 2.5 percent and 2.1 percent, respectively.

The actuarial assumptions used in determining actuarial liabilities and required employer contributions include both economic and non-economic assumptions. These assumptions represent the actuary’s best estimate of anticipated future experience and are reviewed in depth periodically. The economic assumptions for the DB Program as of November 22, 2010 include assumed inflation of 3.25 percent compounded annually, investment return (net of administrative and investment expenses) of 8.00 percent per year, compounded annually, and annual payroll increases of 4.25 percent. The economic assumptions for the SBMA Program as of November 22, 2010 include assumed inflation of 3.25 percent compounded annually, investment return (net of administrative and investment expenses) of 8.00 percent per year, compounded annually, and annual payroll increases of 4.25 percent. The State reported as of November 22, 2010 that at the December 2010 meeting of the CalSTRS board, the CalSTRS board is expected to evaluate whether to reduce its assumptions on investment return, wage and price inflation. The net effect of reduced investment return and inflation assumptions will generally result in increased required contributions.

On September 28, 2010, the Chief Executive Officer of CalSTRS sent a letter to Governor Schwarzenegger pursuant to which he transmitted the June 30, 2009 actuarial valuation for the benefit programs that comprise the state teachers’ retirement plan (the “CalSTRS Letter”). The CalSTRS letter noted that the unfunded liability for the DB Program (described above) was approximately $40.5 billion. The CalSTRS Letter also stated that:

To amortize this unfunded liability over 30 years will require an increase in contributions equal to 14 percent of the total compensation paid to CalSTRS members each year; an increase initially equal to $3.8 billion annually and increasing thereafter. This projection was based on an assumption that CalSTRS would earn eight percent in its investments each year, and that inflation would equal 3.25 percent annually.

Unlike other California retirement systems, the Teachers’ Retirement Board has no authority to set the rates of contribution that fund the program; those contribution rates are set by statute enacted by the Legislature and approved by the Governor. Although the contributions paid have generally complied with the requirements of those statutes, the amount contributed has been less than the amount needed to fully fund the retirement program in accordance with Government Accounting Standards Boards standards since 2002.

The projected 14 percent contribution rate increase would amortize the fund over 30 years only if it was enacted immediately by the entire amount. The board recognizes that immediately increasing contributions by that amount would put a severe strain on already stressed state and local budgets and that required increases in contributions might be deferred for a period of time, and implemented gradually. Nonetheless, it is important that the state, as the sponsor of the State Teachers’ Retirement Plan, recognize its obligation to provide an actuarially sound retirement system to those Californians who have so admirably served our state. If the state fails to address this funding shortfall, the assets of the DB Program will be depleted by 2044. At that time the state would be required to pay, each year, the difference between the amount contributed and the amount paid in benefits. While that might suggest that the state has many years to implement a solution, the longer the state delays implementing a solution, the more expensive it will be to fully fund the program. It may reach the point that the cost of a funding solution could become unaffordable to the state.

As previously noted, the State’s contribution to CalSTRS is established in statute, and is not adjusted to reflect actual investment returns or other factors which affect the funded status of the DB Program and SBMA. The Administration does not concur with CalSTRS’ assertion that the State is ultimately responsible to address any funding shortfall. Further, there are a number of ways to address the unfunded liability including increased employer and employee contributions.

Academic Studies of Pension Obligations

There have been a number of published studies concerning public pension obligations of states and local governments. One recent study from Stanford University’s Institute for Economic Policy Research (which was prepared at the request of Governor Schwarzenegger) analyzed the potential for significant financial risk to the State due to the funding status of the systems, using different investment and other assumptions. The Stanford study states that, as of July 1, 2008, CalPERS had unfunded liabilities of $239.7 billion and a funding ratio 49.9 percent when using a risk-free discount rate of 4.14 percent. The study also states that, as of July 1, 2008, CalSTRS had unfunded liabilities of $156.7 billion and a funding ratio of 50.8 percent when using the same risk-free discount rate. In addition, a study from Northwestern University’s Kellogg School of Management looks at pension benefit payments relative to asset levels and contributions. Using a different approach to project benefit payments relative to assets, this study concludes that California’s three pension systems (presumably including the University of California), in the aggregate, will be depleted in the year 2030.

CalPERS and CalSTRS both disagreed with the findings in the Stanford study and the Northwestern study, generally stating that the studies utilized inappropriate assumptions (including, in particular, unrealistically low long term investment return assumptions) and methodologies, in light of the long term nature of the respective system’s obligations. In addition, the basis upon which CalSTRS and CalPERS currently disclose their assets and liabilities are in compliance with accounting standards adopted by the Government Accounting Standards Board.

Other Post-Employment Benefits (“OPEB”)

The State also provides post-employment health care and dental benefits to its employees and their spouses and dependents, when applicable, and recognizes these costs on a “pay-as-you-go” basis. It is anticipated that these costs will continue to grow in the future.

As of June 30, 2009, approximately 141,900 retirees were enrolled to receive health benefits and 116,400 to receive dental benefits. The employer contribution for health premiums maintains the average 100/90 percent contribution formula established in the Government Code. Under this formula, the State averages the premiums of the four largest health benefit plans in order to calculate the maximum amount the State will contribute toward the retiree’s health benefits. The State also contributes 90 percent of this average for the health benefits of each of the retiree’s dependents. Employees vest for this benefit after serving 10 years with the State. With 10 years of service credit, employees are entitled to 50 percent of the State’s full contribution. This rate increases by 5 percent per year and with 20 years of service, the employee is entitled to the full 100/90 formula.

Pursuant to the Governmental Accounting Standard Board Statement No. 45, Accounting and Financial Reporting by Employers for Postemployment Benefits Other Than Pensions (“Statement No. 45”), the State now reports on its liability for post-employment health care as well as other forms of post-employment benefits, such as life insurance, in its annual financial reports. The long-term costs for other post-employment benefits may negatively affect the State’s financial reports and impact its credit rating if the State does not adequately manage such costs.

On February 9, 2010, the State Controller’s Office released the State’s OPEB actuarial valuation report by private actuarial firm Gabriel, Roeder, Smith & Company, tasked with calculating the State’s liability for these benefits. As of November 22, 2010, the February 9, 2010 report was the most recent that had been released. The report was based on a variety of data and economic, demographic and health care trend assumptions described in the report. The actuarial valuation contained in the report covers the cost estimates for existing employees and retirees. The main objective of the report was to estimate the Actuarial Accrued Liability (“AAL”), which is the present value of future retiree health care costs attributable to employee service earned in prior fiscal years.

The report looked at three different scenarios: (i) continuation of the “pay-as-you-go” policy; (ii) a “full funding” policy under which assets would be set aside to prepay the future obligations, similar to the way in which pension obligations are funded, and (iii) a “partial funding” policy, a hybrid of the two scenarios. According to the actuarial valuation as of June 30, 2009, the current pay-as-you-go funding policy results in an AAL of $51.82 billion, an annual OPEB cost of $3.93 billion, estimated employer contributions of $1.44 billion and an expected net OPEB obligation of $7.18 billion for fiscal year 2009-10.

The key factors contributing to the $864 million change in actuarial liabilities from the previous valuation report include:

•	Health care claims grew at a rate lower than the assumed trend rate, resulting in a decrease in actuarial liabilities of approximately $1.03 billion.

•	Demographic experience (more members retiring earlier and living longer than assumed) caused actuarial liabilities to increase by $601 million.

•

Changes in assumptions and methods (updating the aging factors and health care trend rates used to project the member’s average health care claim costs after retirement) increased actuarial liabilities by $1.29 billion.

The valuation depended primarily on the interest discount rate assumption used to develop the present value of future benefits and on the assets available to pay benefits. The discount rate represents the long-term expectation of the earnings on the State’s General Fund, which is invested in short-term securities in the Pooled Money Investment Account. The State has indicated that the State Controller’s Office plans to issue an actuarial valuation report annually.

On October 1, 2009, the Governor signed legislation that provides for prefunding OPEB for California Highway Patrol (“CHP”) officers, including cadets, and supervisors, and managers. The contributions for prefunding OPEB were effective July 1, 2009 (at 1 percent of pay increasing to 2 percent on July 1, 2010), and are deposited in an account in the California Employers’ Retiree Benefits Trust. This contribution is to be temporarily redirected to pensions until July 1, 2013 due to contract agreements reached in fiscal year 2010-11 (as of November 22, 2010, this redirection does not apply to CHP supervisors and managers). Contract agreements reached in 2010-11 with the International Union of Operating Engineers (Bargaining Unit 12) and the Union of American Physicians and Dentists (Bargaining Unit 16) included employee contributions of 0.5 percent of pay to prefund OPEB starting July 1, 2012. Additionally, Bargaining Unit 12 agreed to a revised vesting schedule for retiree health benefits for new employees hired after January 1, 2011. Under the revised schedule those employees will have to work for 25 years to qualify for 100 percent of state coverage of premium and 15 years to qualify for 50 percent coverage (as of November 22, 2010, the schedule was 20 years and 10 years, respectively).

THE BUDGET PROCESS

Constraints on the Budget Process

Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising state taxes, restricted the use of the State’s General Fund or special fund revenues, or otherwise limited the Legislature and the Governor’s discretion in enacting budgets. Historic examples of provisions that make it more difficult to raise taxes include Proposition 13, passed in 1978, which, among other things, required that any change in state taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be approved by a two-thirds vote in each house of the Legislature. Examples of provisions restricting the use of General Fund revenues are Proposition 98, passed in 1988, which mandates that a minimum amount of General Fund revenues be spent on local education, and Proposition 10, passed in 1998, which raised taxes on tobacco products and mandated how the additional revenues would be expended.

Constitutional amendments approved by the voters have also affected the budget process. These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits; Proposition 49, approved in 2002, which requires the expansion of funding for before and after school programs; Proposition 63, approved in 2004, which imposes a surcharge on taxable income of more than $1 million and earmarks this funding for expanded mental health services; Proposition 1A of 2004, which limits the Legislature’s power over local revenue sources, and Proposition 1A of 2006, which limits the Legislature’s ability to use sales taxes on motor vehicle fuels for any purpose other than transportation. Most recently, Propositions 22 and 26, approved on November 2, 2010, will further limit the State’s fiscal flexibility.

These approved constitutional amendments are described below.

Balanced Budget Amendment (Proposition 58)

Proposition 58, approved by the voters in 2004, requires the State to enact a balanced budget, and establish a special reserve and restricts certain future borrowing to cover fiscal year end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting estimated expenditures from all resources expected to be available, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session for that purpose. If the Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the Legislature would be prohibited from: (i) acting on any other bills or (ii) adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve BSA be established. The BSA is funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited. A constitutional amendment which would strengthen the BSA is scheduled to be submitted to voters on the June 2012 election ballot.

Proposition 58 also prohibits the use of general obligation bonds, revenue bonds, and certain other forms of borrowing to cover fiscal year end budget deficits. The restriction does not apply to certain other types of borrowing, such as: (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (ii) inter-fund borrowings.

Local Government Finance (Proposition 1A of 2004)

Senate Constitutional Amendment No. 4 (also known as Proposition 1A of 2004), approved by the voters in the November 2004 election, amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State is able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe state fiscal hardship and two-thirds of both houses of the Legislature approve the borrowing. The amount borrowed is required to be paid back within three years. The State also is not able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax.

The provisions of Proposition 1A of 2004 allowing the State to borrow money from local governments from time to time have been suspended by Proposition 22 of 2010, which permanently prohibits any future such borrowing.

Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the mandated activity, the requirement on cities, counties or special districts to abide by the mandate is suspended. In addition, Proposition 1A of 2004 expands the definition of what constitutes a mandate on local governments to encompass state action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete financial responsibility. The State mandate provisions of Proposition 1A of 2004 do not apply to schools or community colleges or to mandates relating to employee rights.

Proposition 1A of 2004 further requires the State to reimburse cities, counties, and special districts for mandated costs incurred prior to fiscal year 2004-05 over a term of years. Chapter 72, Statutes of 2005 (AB 138) requires the payment of mandated costs incurred prior to fiscal year 2004-05 to begin in fiscal year 2006-07 and to be paid over a term of 15 years. The 2010 Budget Act defers payment of these claims and refinances the balance owed over the remaining payment period. The remaining estimated cost of claims for mandated costs incurred prior to fiscal year 2004-05 is approximately $950 million.

The Amended 2009 Budget Act authorized the State to exercise its Proposition 1A borrowing authority. This borrowing generated $1.998 billion that was used to offset State General Fund costs for a variety of court, health, corrections, and K-12 programs. The enabling legislation also created a securitization mechanism for local governments to sell their right to receive the State’s payment obligations to a local government-operated joint powers agency. This joint powers authority sold bonds in an aggregate amount of $1.895 billion in November 2009 to pay the local agencies their property tax allocations when those agencies otherwise would receive the allocations. Pursuant to Proposition 1A of 2004, the State is required to repay the local government borrowing (which in turn is to be used to repay the bonds of the joint powers authority) no later than June 15, 2013. The 2010 Budget Act includes $90.8 million for the interest payments incurred in fiscal year 2010-11 to be paid from the General Fund.

After School Education Funding (Proposition 49)

An initiative statute, Proposition 49, called the “After School Education and Safety Program Act of 2002,” was approved by the voters on November 5, 2002, and required the State to expand funding for before and after school programs in the State’s public elementary, middle and junior high schools. The increase was first triggered in fiscal year 2006-07, which increased funding for these programs to $550 million. These funds are part of the Proposition 98 minimum funding guarantee for K-14 education and, in accordance with the initiative, expenditures can only be reduced in certain low revenue years.

Mental Health Services (Proposition 63)

On November 2, 2004, the voters approved Proposition 63, the Mental Health Services Act, which imposes a 1 percent tax surcharge on taxpayers with annual taxable income of more than $1 million for purposes of funding and expanding mental health services. Proposition 63 also prohibits the Legislature or the Governor from redirecting funds now used for mental health services to other purposes or from reducing General Fund support for mental health services below the levels provided in fiscal year 2003-04. Additionally, Chapter 20, Statutes of 2009 makes allowable administrative changes to Proposition 63 to streamline and make more efficient administrative processes and clarifies the role of the Mental Health Services Oversight and Accountability Commission.

Transportation Financing (Proposition 1A of 2006)

On November 7, 2006, voters approved Proposition 1A of 2006, which had been placed on the ballot by the Legislature as Senate Constitutional Amendment No. 7, to protect Proposition 42 transportation funds from any further suspensions. Provisions of the State Constitution enacted as Proposition 42 in 2002 permitted the suspension of the annual transfer of motor vehicle fuel sales tax revenues from the General Fund to the Transportation Investment Fund if the Governor declared that the transfer would result in a “significant negative fiscal impact” on the General Fund and the Legislature agreed with a two-thirds vote of each house. The new measure modified the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such a suspension were to have occurred, the amount owed by the General Fund would have had to be repaid to the Transportation Investment Fund within three years, and only two such suspensions could have been made within any 10-year period. In fiscal year 2003-04, $868 million of the scheduled Proposition 42 transfer was suspended, and in fiscal year 2004-05 the full transfer of $1.258 billion was suspended. Budget Acts for fiscal years 2006-07, 2007-08, 2008-09 and 2009-10 all fully funded the Proposition 42 transfer and partially repaid the earlier suspensions. Chapter 11, Statutes of 2010, in the Eighth Extraordinary Session eliminated the General Fund sales tax on gasoline that funded the Proposition 42 Transfer, and replaced it with increased fuel excise tax revenues that go directly to local governments for road maintenance and to the State Highway Account for highway maintenance and rehabilitation projects. However, the 2010 Budget Act still includes $83 million to repay a portion of past suspensions. Proposition 22, described below, overturns the tax “swap” made in Chapter 11.

November 2010 Initiatives

Two initiative measures approved by the voters on the November 2, 2010 ballot affect the budget process.

Proposition 22—Local Government Funds

This measure, called the “Local Taxpayer, Public Safety and Transportation Protection Act of 2010,” supersedes some parts of Proposition 1A of 2004, prohibits any future action by the Legislature to take, reallocate or borrow money raised by local governments for local purposes, and prohibits changes in the allocation of property taxes among local governments designed to aid state finances. The Proposition 1A borrowing done in 2009 is grandfathered. In addition, superseding Proposition 1A of 2006, the State is prohibited from borrowing sales taxes or excise taxes on motor vehicle fuels or changing the allocations of those taxes among local governments except pursuant to specified procedures involving public notices and hearings. Any law enacted after October 29, 2009 inconsistent with Proposition 22 is repealed. Passage of this measure eliminates an estimated $850 million in General Fund relief in fiscal year 2010-11, an amount which would have grown to over $1 billion by fiscal year 2013-14. The inability of the State to borrow or redirect property tax or redevelopment funds will reduce the State’s flexibility in reaching budget solutions in the future. The State has used these actions for several billion dollars of solutions in some recent years.

Proposition 26—Increases in Taxes or Fees

This ballot measure revises provisions in Articles XIII A and XIII C of the Constitution dealing with tax increases. The measure specifies that a two-thirds vote of both houses of the Legislature is required for any increase in any tax on any taxpayer, eliminating the practice where a tax increase coupled with a tax reduction has been treated as being able to be adopted by majority vote. Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a tax requiring two-thirds vote. Finally, any tax or fee adopted after January 1, 2010 with a majority vote which would have required a two-thirds vote if Proposition 26 were in place would be repealed after one year from the election date unless readopted by the necessary two-thirds vote. Passage of this measure is expected to have the same impact on transportation related taxes as Proposition 22.

AMENDED 2009 BUDGET ACT

The State’s budget for fiscal year 2009-10 was enacted in an unusual sequence. The 2008 Budget Act was one of the latest ever enacted up to that time, having been delayed until mid-September 2008 as a result of the difficulty of balancing the budget with reduced revenues, as declining economic conditions were already evident. The 2008 Budget Act, however, was based on revenue assumptions made in the spring of 2008, which proved to be greatly overstated by the time actual revenue results for September and October 2008 were received. With the financial market meltdown starting in September 2008, which resulted in massive federal assistance and caused large drops in stock market and other asset values and reductions in consumer spending, projections of tax revenues, which are heavily dependent on capital gains taxes and sales taxes, had to be dramatically reduced. In November 2008, the Governor announced that the 2008 Budget Act would be billions of dollars out of balance, and called several special sessions of the Legislature to enact corrective actions.

Because of strong disagreement in the Legislature as to the amount of corrective actions which would be taken by tax increases versus expenditure reductions, a compromise was not reached until February 2009. At that time, the February 2009 Budget Package was enacted which included modifications to the 2008 Budget Act and the enactment, more than four months early, of a full budget act for fiscal year 2009-10.

Initial 2009 Budget Act

The Initial 2009 Budget Act was adopted by the Legislature on February 19, 2009, along with a number of implementing measures, and signed by the Governor on February 20, 2009. In February 2009, the State enacted $36 billion in solutions to what was then estimated to be a $42 billion General Fund budget gap for the combined 2008-09 and 2009-10 fiscal years. It also provided for five budget-related measures that would have provided an estimated $6 billion in additional budget solutions, to be placed before the voters on May 19, 2009. These measures were all rejected by the voters.

Under the Initial 2009 Budget Act, based on then-current assumptions about the State’s financial circumstances, and assuming receipt of approximately $8.0 billion of federal stimulus funds to offset General Fund costs ($4.9 billion of which was assumed to be received in fiscal year 2009-10) and voter approval of various ballot measures, General Fund revenues and transfers were projected to increase by 9.3 percent, from $89.4 billion in fiscal year 2008-09 to $97.7 billion in fiscal year 2009-10. The Initial 2009 Budget Act contained

General Fund appropriations of $92.2 billion, compared to $94.1 billion in fiscal year 2008-09, a 2.0 percent decrease. The June 30, 2010 total reserve was projected to be $2.1 billion, an increase of $5.5 billion compared to the estimated June 30, 2009 reserve deficit of negative $3.4 billion. The Amended 2009 Budget Act reflected vetoes by the Governor of $1.305 billion in appropriations from the General Fund, special funds, and bond funds (including $957.2 million in General Fund appropriations).

After adoption of the Initial 2009 Budget Act, the State continued to experience significant declines in revenues and other financial pressures. On May 14, 2009, the Governor released the 2009-10 May Revision. Together with subsequent revisions, the 2009-10 May Revision identified a further budget shortfall through the 2009-10 fiscal year of approximately $24 billion.

Amended 2009 Budget Act

On July 24, 2009, the Legislature approved the amendments to the Initial 2009 Budget Act and the Governor signed the Amended 2009 Budget Act on July 28, 2009. The Amended 2009 Budget Act included another $24 billion in solutions to address the further deterioration of the State’s fiscal situation identified in the 2009-10 May Revision.

Under the Amended 2009 Budget Act, General Fund revenues and transfers were projected to increase 6.4 percent, from a revised $84.1 billion in fiscal year 2008-09 to $89.5 billion in fiscal year 2009-10. A significant element of this increase was projected to come from certain new revenues enacted in February 2009. The Amended 2009 Budget Act contained General Fund appropriations of $84.6 billion in fiscal year 2009-10, compared to $91.5 billion in fiscal year 2008-09, a 7.5 percent decrease. The June 30, 2010 total reserve was projected to be $500 million as compared to the revised June 30, 2009 General Fund balance of negative $4.5 billion.

Events after adoption of the Amended 2009 Budget Act resulted in the State ending the 2009-10 fiscal year with $86.9 billion in General Fund revenues and transfers (compared to $89.5 billion projected in the Amended 2009 Budget Act) and expenditures of $86.3 billion (compared to $84.6 billion projected). As a result, the State exhausted the projected General Fund reserve and ended the 2009-10 fiscal year with a negative General Fund balance of $6.3 billion.

The discussion below describes some of the elements of the Amended 2009 Budget Act, some of which could not be implemented as originally expected.

The Amended 2009 Budget Act contained the following major General Fund components:

1.	Addressing the Deficit—The $60 billion in budget solutions adopted for the combined fiscal years 2008-09 and 2009-10 ($36 billion in solutions were adopted in February 2009 and $24 billion in July 2009) were wide-ranging and touched all three of the State’s major revenue sources (personal income taxes, corporation taxes and sales and use taxes). Spending cuts were implemented in virtually every state program that receives General Fund support. The budget solutions included spending reductions of $31.0 billion (52 percent of total solutions). The spending reductions consisted primarily of reductions in education spending under Proposition 98 ($14.9 billion reduction), higher education ($3.3 billion reduction), employee compensation ($2.0 billion reduction), and reductions in other spending due to the use of redevelopment agency revenues and fund balances to pay costs that would otherwise be payable from the General Fund ($1.7 billion reduction). The budget solutions also included an estimated receipt of $8.0 billion (13 percent of total solutions) of federal stimulus funds to be used to offset General Fund expenditures. Additional solutions included $12.5 billion of tax increases (21 percent of total solutions), and $8.4 billion of other solutions (14 percent of total solutions). Significant elements of the budget solutions included:

•	Proposition 1A of 2004 Borrowing from Local Governments—The Amended 2009 Budget Act authorized the State to exercise its borrowing authority under Proposition 1A of 2004 to borrow from local agencies up to 8 percent of their fiscal year 2008-09 property tax revenues. The State utilized this authority and the borrowing generated $1.998 billion that was used to offset State General Fund costs for a variety of court, health, corrections and K-12 programs. The borrowed sums must be repaid by the State, with interest, by June 15, 2013.

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Use of Redevelopment Agency Funds—The Amended 2009 Budget Act also contained a shift of $1.7 billion in local redevelopment agency funds to the State from current revenues and reserves in fiscal year 2009-10 and $350 million in fiscal year 2010-11. Under the Amended 2009 Budget Act, these revenues are ultimately shifted to schools that serve the redevelopment areas. An association of redevelopment agencies and a group of counties have filed separate suits to block this transfer, which, if successful, could adversely affect the state’s financial condition. However, substantially all of the required transfers have been made. In May 2010, a trial court ruled in favor of the State in this challenge; the decision was appealed to the Third District Court of Appeals in September 2010. Subsequent to enactment of the Amended 2009 Budget Act the Legislature also passed clean-up legislation authorizing redevelopment agencies to borrow from prior-year balances in the Low and Moderate Income Housing Funds to make the fiscal years 2009-10 and 2010-11 payments. As of the 2010 Budget Act, the appeal is still pending.

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Payroll Shift—One-time savings of $1.618 billion ($937.6 million from the General Fund) from shifting the payments for employee payroll covering the pay period ending June 30, 2010 to July for all entities that are paid through the Uniform State Payroll System. This shift is to be repeated on an annual basis. This payment shift excludes the University of California, Community Colleges, staff of the Legislature, the California Exposition and State Fair, and local trial courts.

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State Compensation Insurance Fund Sale—One-time revenues of $1 billion from the sale of certain assets of the State Compensation Insurance Fund (“SCIF”). Because of pending litigation, the State no longer expects the sale of SCIF assets to occur in fiscal years 2009-10 or 2010-11.

2.	Federal Stimulus—The Amended 2009 Budget Act assumed the receipt of at least $8 billion from ARRA to offset General Fund expenditures in fiscal years 2008-09 and 2009-10. As of the 2010 Budget Act, the 2008-09 and 2009-10 estimates had been adjusted to $9.2 billion.

3.	Proposition 98—As of the Amended 2009 Budget Act, the Proposition 98 Guarantee for fiscal year 2009-10 was projected to be $50.4 billion, of which $35.0 billion was the General Fund portion. As of the 2010-11 May Revision, the Proposition 98 Guarantee for fiscal year 2009-10 was projected to be $49.9 billion, of which $34.7 billion was the General Fund portion. The 2010 Budget Act included $49.5 billion in 2009-10 funding for Proposition 98, of which $35.5 billion was the General Fund portion.

4.	K-12 Education—The Amended 2009 Budget Act included $66.7 billion for K-12 education programs for fiscal year 2009-10 of which $35.0 billion was funded from the General Fund. As of the Amended 2009 Budget Act, total per-pupil expenditures were projected to be $11,259 in fiscal year 2009-10. Revised estimates in the 2010-11 May Revision reflected $65.9 billion for K-12 education programs for fiscal 2009-10 of which $35.9 billion was to be funded from the General Fund. Revised estimates in the 2010-11 May Revision reflected that total per-pupil expenditures were projected to be $11,121 in fiscal year 2009-10. As of the 2010 Budget Act, total K-12 funding remained at the May Revision level of $65.9 billion for 2009-10, of which $36.0 billion was slated to be provided from the General Fund. The 2009-10 per-pupil expenditures were slated to be $11,135.

5.	Higher Education—The Amended 2009 Budget Act reflected total funding of $20.9 billion, including $12.5 billion General Fund and Proposition 98 sources, for all major segments of Higher Education (excluding infrastructure and stem cell research), including approximately $2 billion from local property taxes that are included in the Proposition 98 Guarantee and expended on California Community Colleges. The 2010 Budget Act included total funding of $20.6 billion for fiscal year 2009-10, including $12.6 billion General Fund and Proposition 98 sources for all major segments of Higher Education (excluding infrastructure and stem cell research).

6.	Health and Human Services—The Amended 2009 Budget Act included $24.8 billion in non-Proposition 98 General Fund expenditures for Health and Human Service Programs for fiscal year 2009-10. Due to the State’s severe fiscal shortfall, the Amended 2009 Budget Act included $5.8 billion in proposed General Fund expenditure reductions in Health and Human Services programs in fiscal year 2009-10. Apart from the reduction in General Fund funding for these programs, the Amended 2009 Budget Act reflected significant General Fund relief for Health and Human Services programs resulting from ARRA. As of the 2010 Budget Act, non-Proposition 98 General Fund expenditures for Health and Human Service Programs for fiscal year 2009-10 were projected to be $24.3 billion.

7.	Transportation Funding—The Amended 2009 Budget Act included $1.441 billion of General Fund expenditures to fully fund local transportation programs under Proposition 42 in fiscal year 2009-10. Additionally, the Amended 2009 Budget Act directed $1.015 billion of funds from sales tax on fuels to offset costs of programs otherwise likely to be funded from the General Fund, such as debt service on transit bonds and other transportation programs. Of this amount, approximately $878 million was for uses substantially similar to those that were the subject of litigation related to the 2008 Budget Act. On September 30, 2009 the State Supreme Court denied review of an adverse Court of Appeal decision in Shaw v. Chiang, which invalidated the use of these funds as appropriated. Consequently, these fuels sales taxes were retained in the Public Transportation Account for appropriation. These funds are “borrowable” for short-term General Fund cash needs. Chapters 11 and 12, Statutes of 2010, were passed in the special session providing General Fund relief by eliminating the state sales tax on gas and increasing the state gas excise tax by a like amount. This effectively eliminates funding subject to the provisions of Proposition 42 and significantly reduces the funding going into the Public Transportation Account, eliminating the so-called spillover allocation. Fuel excise tax revenues are to be used to offset highway bond debt service, thus providing increasing General Fund relief beginning in fiscal year 2009-10 and growing in future years. (Approximately $603 million of relief is projected for fiscal year 2010-11.) Remaining Public Transportation Account funds and new diesel sales tax revenues are used to offset transit bond debt service allowable under the court ruling in fiscal years 2009-10 and 2010-11. After these two fiscal years, the statute provides for no further use of Public Transportation Account for debt service offset.

Additionally, $650 million of excise tax proceeds available from this legislation in fiscal year 2010-11 were proposed to be loaned to the General Fund and repaid in three years. The 2010 Budget Act assumed fuel excise tax revenues would be used to offset highway bond debt service, providing $491 million of General Fund relief in fiscal year 2010-11. Additionally, $225 million of Public Transportation Account funds and diesel sales tax revenues were to be used to offset transit bond debt service allowable under the court ruling. All of these actions are apparently prohibited by enactment of Proposition 22, although fund transfers which took place prior to November 3, 2010 are not affected. Of the amounts of General Fund solutions above, at least $850 million are not expected to be realized in 2010-11.

The special session transportation legislation provides for ongoing highway and local road funding similar in distribution to the former provisions that governed Proposition 42 funds (sales tax on gasoline). Increased funding is provided for the State Highway Operations and Protection Program (highway safety and rehabilitation projects, primarily) as well as local streets and roads and the State Transportation Improvement Program (capacity projects, primarily). The legislation provides approximately $350 million in ongoing annual transit operations grants with a one-time appropriation of $400 million for the remainder of fiscal years 2009-10 and 2010-11. Subject to interpretation by the courts, Proposition 22 provides for a different distribution of transit funding. Similarly, to the extent the debt service allocation of this revenue is prohibited by Proposition 22, those revenues could be distributed as provided in current law to the State Transportation Improvement Program, local roads, and the State Highway Operations and Protection Program. It is not certain how the courts will interpret the repealer provisions of Proposition 22, nor how any litigation may be framed, so other outcomes are possible. Proposition 26 may also be interpreted by the courts as applying to the revenues that provide for these transportation allocations. The State indicated that if the Legislature did not reenact the statute providing these revenues with a two-thirds vote by November 3, 2011, it was not certain whether some or all of the revenue provisions would be operative after that date, and it was not certain whether revenue sources formerly operative would be restored. It is also not certain how the courts would rule on a suit, if one is filed.

8.	Budget Stabilization Account—Pursuant to Proposition 58, the State normally would be required to set aside a specified portion of estimated annual General Fund revenues for fiscal year 2009-10 in the BSA for reserves that may be used to offset future shortfalls in the General Fund. Given the magnitude and urgency of the State’s ongoing financial stress, in accordance with Proposition 58, the Amended 2009 Budget Act suspended the transfer to the BSA for fiscal year 2009-10.

9.	Prison Funding—The Amended 2009 Budget Act included $7.9 billion in General Fund expenditures for the California Department of Corrections and Rehabilitation. In arriving at this figure, a total of $1.2 billion of savings for CDCR operations was assumed. Due to the delay in passage of legislation, and the failure of the Legislature to adopt certain prison and parole reforms requested by the Governor, actual savings were approximately $587 million, with the result that CDCR costs were approximately $613 million higher than assumed in the Amended 2009 Budget Act, not including any changes as of the 2010-11 May Revision. As of the 2010-11 May Revision, CDCR costs in fiscal year 2009-10, excluding debt service and savings from employee compensation, were projected to exceed the level included in the Amended 2009 Budget Act by $906.6 million. As of the 2010 Budget Act, CDCR General Fund expenditures in fiscal year 2009-10, excluding debt service and savings from employee compensation, were $8.6 billion. A total of $578 million of savings was assumed, of which $250 million was related to a reduction in programs, $100 million was an unallocated reduction, $53 million related to population decreases, $48 million was for the elimination of that year’s special repair budget, and $42 million pertained to a reduction in Female Community Correctional Center beds.

Cash Management in Fiscal Year 2009-10

The State entered fiscal year 2009-10 on July 1, 2009 with severely depleted cash resources as a result of having to pay significant obligations before June 30, 2009, including repayment of $5.5 billion of revenue anticipation notes issued in fiscal year 2008-09. In addition, significant payments to public schools had been deferred from the end of fiscal year 2008-09 into the first few weeks of July 2009. The State had projected in May 2009 that revenues would be lower than expected and that it faced a $22 billion budget gap. However, by July 1, 2009, additional budget solutions for fiscal year 2009-10 had not been adopted.

Faced with reduced cash resources, as described above, the State Controller started to issue registered warrants (or IOUs) on July 2, 2009, for certain obligations of the State not having payment priority under law. The State Controller was able to manage cash resources, as described above, to ensure that higher priority payments, such as for schools and debt service, were made on time in July and August 2009. On July 28, 2009, the Governor signed the Amended 2009 Budget Act, which included a number of provisions for cash management purposes.

With the adoption of the Amended 2009 Budget Act, the State was able to undertake its normal external borrowing program for fiscal year 2009-10. In order to provide an immediate increase in cash resources, the State issued $1.5 billion of 2009 Interim Revenue Anticipation Notes (the “Interim Notes”) on August 27, 2009, which were scheduled to mature on October 5, 2009. This permitted early redemption of the outstanding registered warrants ($2.6 billion) as of September 4, 2009. (The Interim Notes were subsequently repaid in full on September 29, 2009 using unapplied cash resources which were available in the General Fund following issuance of the 2009-10 Series A Notes.)

The State was able to manage its cash flows for the balance of fiscal year 2009-10 although it was assisted by legislatively authorized deferral of certain payments in March-April 2010 under a cash management bill. The

State paid all its obligations due through the end of fiscal year 2009-10 using revenues and internal borrowable resources. The General Fund ended fiscal year 2009-10 owing $9.992 billion to special funds for such short-term cash flow borrowings.

Cash Management in Fiscal Year 2010-11

The first cash management bill authorized deferral of certain payments during fiscal year 2010-11 including payments to K-12 schools (not to exceed $2.5 billion in the aggregate at any one time), SSI/SSP reimbursements to the federal government, certain local government social services, transportation payments and Proposition 63 mental health payments (not to exceed $1 billion in the aggregate at one time), higher education, CalSTRS payment modifications and trial operations (not including payroll). Many of these deferrals were made or can be made in July 2010, October 2010 and March 2011 and did not and are not to exceed 60, 90 and 60 days, respectively. However, depending on actual cash flow conditions at the time, the Controller, Treasurer and Director of Finance may either accelerate or delay the deferrals up to 30 days, or reduce the amounts deferred. In total, as of the 2010 Budget Act, the Department of Finance estimates these deferrals will improve the State’s cash position by up to $4.8 billion in certain months, thereby reducing the need for external cash management borrowing or other measures. Certain small cities and counties, community college districts and school districts that can demonstrate hardship, will not be subject to these deferrals. The cash management bill expressly provides that no deferrals may affect state payroll or payments of debt service on state bonds, lease rental payments which support revenue bonds, or certain other payments which are used to support debt service. The July 2010 deferrals were made as authorized, and the October 2010 deferral was accelerated into September 2010 because of the delay in enactment of a budget.

The State entered fiscal year 2010-11 on July 1, 2010 with General Fund cash and unused borrowable resources of approximately $8.8 billion, but without an enacted budget, which prevented the State from making payment for many programs which did not have continuing appropriations or constitutionally mandated payment obligations, and payments to a variety of suppliers of goods and services to the State. This allowed the State to conserve its cash resources, and, unlike the previous year, no registered warrants had to be issued.

Once the 2010 Budget Act was enacted, however, the State had to meet all its obligations which had remained unpaid in the absence of valid appropriations during the three months that the State had no approved budget, totaling approximately $6.7 billion payable from the General Fund. The requirement that the State make up these payments created cash challenges for October and November 2010. The State responded to these challenges by (1) enactment of a cash management bill accompanying the 2010 Budget Act that allowed for short term deferrals (mostly within October 2010 or from October 2010 to November 2010) of approximately $4.5 billion to help manage the cash flow during that period and (2) by issuing $6.7 billion of 2010 Interim Revenue Anticipation Notes (the “Interim Notes”) on October 28, 2010 in a private placement with multiple financial institutions. The State was planning to issue $10 billion of revenue anticipation notes to public investors on or about November 23, 2010 which would allow repayment of the Interim Notes from unapplied resources.

While the Administration’s estimates of cash flow in fiscal year 2010-11 indicate a positive projected cash position in each month of fiscal year 2010-11 (even after reduction of borrowable resources due to Proposition 22), this is not indicative of a return to fiscal health. Rather, the State’s cash position has improved as a result of (1) the cash deferral legislation passed in March 2010 and October 2010 and (2) continued heavy reliance on internal borrowing by the General Fund from various Special Funds. As of November 22, 2010, the State’s fiscal officers were continuing to closely monitor developments which may impact the State’s cash management requirements, including monthly cash receipts and disbursements. There can be no assurance that deterioration in revenue and/or increases in expenditures in the 2010-11 fiscal year or early in fiscal year 2011-12 will not require state officers to implement additional cash management measures before the end of the fiscal year, including but not limited to additional payment deferrals, issuance of additional revenue anticipation notes, or issuance of registered warrants or registered reimbursement warrants, to supplement its cash management program for fiscal years 2010-11 or 2011-12.

2010 BUDGET ACT

The 2010 Budget Act enacted on October 8, 2010, projects to end fiscal year 2010-11 with a $1.3 billion reserve. General Fund revenues and transfers for fiscal year 2010-11 are projected at $94.2 billion, an increase of $7.3 billion compared with fiscal year 2009-10. General Fund expenditures for fiscal year 2010-11 are projected at $86.6 billion—essentially flat compared to the prior year. These amounts compare to the following which were proposed in the 2010-11 Governor’s Budget: revenues and transfers of $89.3 billion, expenditures of $82.9 billion, and an ending reserve of $1.0 billion. In approving the 2010 Budget Act, the Governor exercised his line-item veto power to reduce General Fund expenditures by about $960 million, mostly in the areas of health care and social services. The 2010 Budget Act also included Special Fund expenditures of $30.9 billion and Bond Fund expenditures of $7.9 billion.

Proposition 22, approved by the voters on November 2, 2010, will have a negative impact estimated at $850 million on several portions of the enacted 2010 Budget Act.

On November 10, 2010, the Legislative Analyst’s Office released a report projecting a possible budget deficit of $6.1 billion at the end of fiscal year 2010-11. In response, the Governor announced on November 11, 2010 that he would declare a fiscal emergency and call a special session of the Legislature to begin on December 6, 2010 (the first day of the newly-elected Legislature) to address any estimated shortfall in the 2010-11 fiscal year.

Prior to enactment of the 2010 Budget Act, the Administration had reported a budget gap of $19.3 billion, including a $1.3 billion reserve based on projected General Fund revenues and transfers in fiscal year 2010-11 compared against projected expenditures (assuming the workload budget from fiscal year 2009-10, adjusted for increases in costs and certain other developments but no changes in law). The 2010 Budget Act planned to close the estimated budget gap by a combination of expenditure reductions, federal funds, and other solutions. The majority of these solutions are one-time or temporary in nature, which will cause budget gaps to recur in fiscal year 2011-12 and beyond. The 2010 Budget Act solutions consist of the following major components, which are described in more detail below:

•	$8.4 billion in expenditure reductions (43.6 percent of total solutions).

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$5.4 billion in additional federal funds above ongoing federal support of state programs and commitments of funds from ARRA (28.0 percent of total solutions). About $1.83 billion of these funds have been approved; as of November 22, 2010, the balance was being sought by the State.

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$5.5 billion in other one-time solutions (28.4 percent of total solutions). This includes adoption of the LAO’s revenue forecast, a two-year suspension of the net operating loss carry forward provision on business income taxes, the sale and leaseback of 11 state office buildings, and borrowing from special funds and delaying repayment of earlier special fund loans.

The 2010 Budget Act contains the following major General Fund expenditure reductions and other significant solutions.

Expenditure Reductions

1.	Health and Human Services

Some of the larger expenditure reductions include:

•	Department of Health Care Services—a decrease of $187.1 million by enrolling seniors and people with disabilities in managed care plans and deferring some payments.

•	Department of Social Services—a reduction of $365.9 million from an advance of Temporary Assistance for Needy Families Block Grant funds.

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Department of Social Services—a decrease of $300 million in funding for the In-Home Supportive Services program due to assumed additional federal funds, a 3.6 percent across-the-board program reduction in assessed hours, and a reduced estimate of caseload volume.

2.	Corrections and Rehabilitation

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A decrease of $820 million to the budget for the Medical Services Program implemented by the court-appointed Receiver for the State’s prison system to reduce per-inmate medical costs to a level comparable to other states’ correctional health-care programs. The Receiver is cooperating in trying to achieve these savings but has not yet presented a specific plan; the State has indicated that it cannot guarantee the final result.

•	Decrease of $200 million from projected reduction of inmate population.

3.	Proposition 98

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A decrease of $4.1 billion due to suspension of the Proposition 98 Guarantee for education funding. Even with the suspension, the guaranteed funding level for K-14 education remains the same as in the prior year, and is higher with federal funding increases.

4.	General Government

•	Employee Compensation—a reduction of $1.6 billion in the General Fund and special funds through collective bargaining agreements and other administrative actions.

•	Workforce Cap—a reduction of $449.6 million through a five-percent workforce reduction. The 2010 Budget Act also includes $130 million in associated operating expense and equipment savings.

•	Commission on State Mandates—a one-time reduction of $365 million by suspending most mandates not related to elections, law enforcement, and property taxes.

Additional Federal Funds

The 2010 Budget Act assumes the State will benefit from $5.4 billion in additional federal funds or flexibility to reduce expenses by waiver of federal requirements. This $5.4 billion of federal aid is above amounts in ongoing federal programs or stimulus monies previously approved. As of November 1, 2010, about $1.83 billion of these funds have been approved, consisting of:

•	A decrease in state expenditures of $1.33 billion resulting from extension by prior act of Congress of the enhanced Medicaid funding.

•	A decrease in state expenditures of approximately $500 million from federal approval of a Medi-Cal Financing Waiver.

As of November 22, 2010, the State has indicated that it is continuing to seek the remaining funding, which includes:

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A decrease of $395.4 million resulting from continuation by prior act of Congress of the Temporary Assistance for Needy Families funding. The State has indicated that, during the third quarter of the 2010-11 fiscal year, it will request federal administrative approval to advance the first quarter of the fiscal year 2011-12 payment into the fourth quarter of fiscal year 2010-11, an action permitted by federal law.

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A prospective decrease of $3.1 billion in state expenditures in anticipation of increased federal funding for a number of areas, including incarceration of undocumented immigrant felons, special education, Medicare and Medicaid programs. Congress has not taken action on these items, which, as of

November 22, 2010, are still the subject of discussions between the state and the federal government. A small portion ($200-300 million) of this funding may become available through federal administrative action.

Other Solutions

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A revenue increase of $399 million in fiscal year 2009-10 and $961 million in fiscal year 2010-11, based on the LAO revenue forecast rather than the Department of Finance projection in the 2010-11 May Revision.

•	A revenue increase of $1.2 billion from extension of the suspension of tax deductibility of net operating losses for taxpayers with incomes in excess of $300,000.

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A one-time revenue increase of $1.2 billion to reflect the sale of 11 state office properties (net proceeds after repayment of about $1.1 billion of debt secured by leases on some of the buildings). The State would lease back these properties for a period of 20 years with first right of refusal if the properties are put up for sale. This amount, which resulted from a competitive bid process, is about $600 million higher than was assumed in the 2010-11 Governor’s Budget. As of November 22, 2010, the transaction was planned to close by December 31, 2010, but the contract placed a deadline of January 31, 2011 for completion. On November 16, 2010, a lawsuit was filed seeking to enjoin the completion of the sale.

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A revenue increase of $1.9 billion due to new loans and transfers or extension of repayment date of existing loans from various special funds. This includes $762 million from the excise tax revenues approved in the Amended 2009 Budget Act, but an estimated $434 million of this loan will not be made because of the enactment of Proposition 22.

Impact of Proposition 22

There are two major budget impacts from adoption of this measure:

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Use of monies from excise taxes on gasoline to offset General Fund costs of debt service on general obligation bonds for transportation will no longer be possible. This is expected to increase General Fund expenditures in fiscal year 2010-11 by an estimated $416 million, increasing to over $1 billion in future years.

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A portion of the budgetary loan from excise taxes in the estimated amount of $434 million (identified in “Other Solutions” above) will be prohibited. (A portion of the loan has already been made, and is not affected by Proposition 22.)

Pension and Budget Reforms

As part of the enactment of the 2010 Budget Act, the Legislature adopted bills addressing reform of the state pension system and proposed reform of the State’s budget reserve.

Pension Reform. Legislation was adopted (SB 22, Chapter 3, Sixth Extraordinary Session of 2010) (SB6X 22) which is to reduce pension benefits primarily for newly-hired state employees. Some of these same reductions are also included in labor agreements signed in recent months with some state bargaining units. In general, this law sets benefit levels for future employees at levels which were in effect in 1999, prior to a law which at that time increased the percentage of salary which could be received by state employees, and reduced the number of years of service required to achieve maximum benefits. In addition, future employees will have their benefits based on the highest three-year average annual pay, rather than being based on the highest single year, as is provided under the law in place as of November 22, 2010 (except for those employees already using the three-year formula under a contract). SB6X 22 does not change the pension benefits for state employees who were employees before the legislation was adopted (“current employees”) and retirees, so the financial benefits will accrue over a number of years. However, pursuant to labor agreements signed with several bargaining units, both current and future employees will be required to contribute a larger portion of their salary toward future pension benefits.

Budget Reform. The Legislature adopted Senate Constitutional Amendment 10, which is scheduled to be placed before the voters at the next statewide primary, general or special election (as of November 22, 2010, the next election was scheduled for June 2012). If approved by the voters, this measure would place a limit on state spending if revenues in any fiscal year exceed a specified cap, by requiring such unanticipated revenues (after required payment of Proposition 98 obligations to schools) to be spent only on designated purposes such as deposit to the budget reserve fund, repayment of existing debts or capital investment in infrastructure. The measure would also strengthen existing law providing for annual deposits to the budget reserve fund, would increase the maximum size of the reserve fund from $8 billion to an amount equal to 10 percent of General Fund revenues, and would tighten the rules by which monies can be transferred from the budget reserve fund.

Budget Risks and Erosions

The 2010 Budget Act and related legislation addressing the State’s financial situation, and the State’s cash management plan, were based on a variety of assumptions that could be adversely impacted if they do not materialize. As of November 22, 2010, some events had occurred since enactment of the 2010 Budget Act which had already eroded those assumptions. There can be no assurance that the financial condition of the State will not be further materially and adversely affected by actual conditions or circumstances, including but not limited to those described below.

Budget erosions already identified as of November 22, 2010, and risks for the remainder of fiscal year 2010-11 include, but may not be limited to, the following:

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The federal government may reject most or some of the federal fund assumptions included in the 2010 Budget Act. This item represents about $3.6 billion in additional federal funds or administrative relief which would reduce state expenditures. As of November 22, 2010, the federal government had appropriated or approved approximately $1.8 billion of the $5.4 billion federal fund assumed in the 2010 Budget Act. The remainder will require congressional action, or, in the case of $200-300 million of actions, administrative approval. As of November 22, 2010, the State remained optimistic that more aid would ultimately be acquired from the federal government during fiscal year 2010-11.

•	Budget erosions estimated to be at least $850 million will occur from enactment of Proposition 22, as described above.

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Actual revenues through the end of the fiscal year may be below projected amounts. Although cash receipts from major tax sources through October 2010 exceeded the 2010-11 May Revision projections, the Department of Finance did not know if this trend reflected underlying strength or was a timing effect, as it appears some taxpayers made estimated tax payments in September despite a change in law which eliminated a September 2010 payment obligation.

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The 2010 Budget Act assumes $800 million in estate tax revenues based on the scheduled reinstatement of the federal estate tax after January 1, 2011; this assumption could be affected by congressional action on the federal estate tax.

•	The Administration may not be able to achieve the full amount of projected savings in various programs. Some of these are listed below.

•	Estimated savings of $820 million related to the Department of Correction and Rehabilitation’s medical care budget and $200 million for reduced inmate population may not be achieved.

•	The State may be required, under orders of a federal court, to fund prison health care improvements in excess of amounts set forth in the 2010 Budget Act.

•	$130 million in General Fund operating expenses and equipment savings associated with the workforce cap reductions may not be fully achievable.

•	$140 million estimated for information technology unallocated savings may not be fully achieved.

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The planned sale of 11 state office properties may not be completed, although, as of November 22, 2010, the State was moving forward with the sale. On November 16, 2010, a lawsuit was filed seeking to enjoin the completion of the sale. A judge denied a request for a temporary restraining order on November 22, 2010 but scheduled a hearing on a preliminary injunction to occur prior to the planned closing of the sale on December 15, 2010. The State was due an additional deposit of $50 million from the buyers on November 18, 2010, which as of November 22, 2010 was still pending. The State has indicated that the Administration will aggressively defend its actions against this lawsuit.

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Planned solutions in the 2010 Budget Act may be prevented by litigation. As of November 22, 2010, some litigation remained in progress from the Amended 2009 Budget Act, including lawsuits dealing with reductions in health care costs and a lawsuit challenging the State’s ability to use redevelopment agency funds (the latter suit affects $350 million in fiscal year 2010-11). On November 5, 2010, the Superior Court issued a temporary stay preventing the State from making $256 million of cuts to certain childcare programs which had been vetoed by the Governor. A further hearing was scheduled for November 23, 2010. The State does not budget for or set aside revenues to pay adverse litigation judgments.

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The 2010 Budget Act assumes $190 million General Fund savings within the In-Home Supportive Services (“IHSS”) program from imposing a fee, in the form of the state sales tax, on all providers of specified home health services. Because funding for the IHSS program includes federal Medicaid reimbursements, implementation of a fee on IHSS providers is subject to federal approval. In the event this approval is not granted, the General Fund savings associated with this proposal would not materialize.

On November 10, 2010, the Legislative Analyst’s Office released a report titled “The 2011-12 Budget: California’s Fiscal Outlook” (the “LAO Report”). Using a variety of estimates and assumptions, the LAO Report projects the State will incur a budget deficit of about $6.1 billion in fiscal year 2010-11.

Future Deficits

California’s chronic budget crises have been driven by growing state spending commitments funded by temporary spikes in revenues. Once revenues return to their normal trend—or drop precipitously, as had been the case in the recent recession—the higher spending base cannot be sustained, and dramatic cuts to programs and/or tax increases have sometimes been required. Since many of the budget balancing actions in the Amended 2009 Budget Act and 2010 Budget Act are either one-time actions, or involve loans which have to be repaid, or are based on temporary revenue increases which are due to expire after fiscal year 2010-11 or the non-recurring receipt of federal stimulus funds, significant budget gaps are expected to recur in fiscal year 2011-12 and subsequent years. The State has indicated that the Department of Finance would not prepare an estimate of the budget gap for fiscal year 2011-12 until the Governor’s Budget was released in January 2011.

To help avoid these types of boom-and-bust budget cycles in the future, a constitutional amendment is slated to be placed before voters at the next statewide general election—which, as of November 22, 2010, was scheduled for June 2012—to substantially strengthen the state’s Rainy Day Fund, with more stringent deposit requirements in good budget years to provide a greater cushion for bad budget years.

The State’s ability to balance its budget in the future will also be affected by other budget pressures, including particularly potential significant increases in required state contributions to the California Public Employees’ Retirement System, increased financial obligations related to other post-employment benefits, potential adverse decisions in litigation, deferred obligations to schools and local governments and increased debt service.

Another factor creating pressure on future budgets is that the General Fund is obligated to make a variety of payments in future years. In some cases, the Legislature has the ability to modify, further extend the timing or even cancel the obligation to make these payments. Substantial deferred General Fund obligations include, among other things, deferrals of guaranteed payments to school districts pursuant to Proposition 98, repayment of certain legislatively-approved interfund borrowings, reimbursement of borrowings from state and local governments, reimbursements to local governments and school districts for the costs of state mandates placed on those entities under state laws, obligations to employees for compensated absences, costs for self-insurance, and possibly future payment of interest owed on borrowings from the federal government for unemployment insurance payments. As of November 22, 2010, the Department of Finance estimated that deferred Proposition 98 payments would total $9.5 billion as of the end of the 2010-11 fiscal year and that legislatively-approved interfund borrowings would total $2.6 billion as of the same date. These figures do not include short-term deferrals within or across fiscal years, such as when the Legislature recently deferred certain education payments from one fiscal year into the next fiscal year, nor do they include short-term interfund borrowings (also called “special fund borrowings”) for cash management purposes. See “Amended 2009 Budget Act—Cash Management in Fiscal Year 2009-10 and—Cash Management in Fiscal Year 2010-11” for more information on cash deferrals and special fund borrowings.

LAO Report

On November 10, 2010, the Legislative Analyst’s Office released the LAO Report. The following is excerpted from the Executive Summary of the LAO Report:

$25 Billion Budget Problem Needs to Be Addressed in Coming Months

Our forecast of California’s General Fund revenues and expenditures shows that the state must address a budget problem of $25.4 billion between now and the time the Legislature enacts a 2011-12 state budget plan. The budget problem consists of $6 billion projected deficit for 2010-11 and a $19 billion gap between projected revenues and spending in 2011-12.

2010-11 Deficit. We assume that the state will be unable to secure around $3.5 billion of budgeted federal funding in 2010-11. This assumption is a major contributor to the $6 billion year-end deficit we project for 2010-11. We also project higher-than-budgeted costs in prisons and several other programs. In addition, our forecast assumes that passage of Proposition 22 will prevent the state from achieving about $800 million of budgeted solutions in 2010-11.

2011-12 Deficit. The temporary nature of most of the Legislature’s 2010 budget-balancing actions and the painfully slow economic recovery contribute to the $19 billion projected operating deficit in 2011-12. This gap is $2 billion less than we projected one year ago. Actions taken during the 2010-11 budget process to reduce Proposition 98 education spending are a major contributor to the decline.

Ongoing Annual Budget Problems of $20 Billion Persist

Similar to our forecast of one year ago, we project annual budget problems of about $20 billion each year through 2015-16. In 2012-13, when the state must repay its 2010 borrowing of local property tax revenues and the full effect of Propositions 22 and 26 hit the state’s bottom line, our forecast shows the operating deficit growing to $22.4 billion. Because our methodology generally assumes no cost-of-living adjustments, our projections probably understate the magnitude of the state’s fiscal problems during the forecast period.

In further explaining the reasons for the forecast $6.1 billion deficit in fiscal year 2010-11, the LAO Report highlighted the following items:

•	Inability to achieve $3.5 billion of additional federal funding or flexibilities.

•	Net $3 billion of other budget solutions at risk, including higher prison and medical care Receiver costs; less savings from employee compensation agreements; less savings in Medi-Cal costs; less savings from In-Home Supportive Services costs; lower property tax receipts, which increase state costs for Proposition 98 aid to schools; and less savings in information technology costs.

•

Lower revenue estimates from major state taxes in 2009-10 and 2010-11 of about $447 million, compared to LAO’s earlier estimates on which the 2010 Budget Act was based, and $800 million negative impact from Proposition 22.

LITIGATION

The State is a party to numerous legal proceedings. The following describes litigation matters that are pending with service of process on the State accomplished and have been identified by the State as having a potentially significant fiscal impact upon the State’s revenues or expenditures. The State makes no representation regarding the likely outcome of these litigation matters.

The following description was developed by the State with the participation of the Office of the Attorney General and other state entities. The Office of the Attorney General does not represent the State, its subdivisions, departments, agencies and other units in all litigation matters, and accordingly there may be litigation matters of which the Office of the Attorney General is not aware. The State does not conduct a docket search of federal or state court litigation filings to identify pending litigation and no inquiry has been made into pending administrative proceedings. There may be litigation and administrative proceedings with potentially significant fiscal impacts that have not been described below.

Budget-Related Litigation

Action Challenging Proposed Sale of State Office Properties

Two taxpayers have filed a lawsuit seeking to enjoin the sale of state office properties, which was scheduled to close in December 2010, on the grounds that the sale of certain of the buildings that house appellate court facilities requires the approval of the Judicial Council, which had not been obtained, and that the entire sale of all properties constitutes a gift of public funds in violation of the California Constitution and a waste of public funds in violation of state law. Epstein, et al. v. Schwarzenegger, et al. (San Francisco County Superior Court, Case. No. CGC-10-505436). Plaintiffs’ request for a temporary restraining order was denied, and a hearing regarding plaintiffs’ request for a preliminary injunction was scheduled for December 10, 2010, prior to the scheduled closing date for the sale.

Actions Challenging School Financing

In Robles-Wong, et al. v. State of California (Alameda County Superior Court, Case No. RG-10-515768) and California Teachers Association (“CTA”) Complaint in Intervention, plaintiffs challenge the State’s “education finance system” as unconstitutional. Plaintiffs, consisting of 62 minor school children, various school districts, the California Association of School Administrators, the California School Boards Association and CTA, allege the State has not adequately fulfilled its constitutional obligation to support its public schools, and seek an order enjoining the State from continuing to operate and rely on the current financing system and to develop a new education system that meets constitutional standards as declared by the court. As of November 22, 2010, it is unknown what the fiscal impact of this matter might be upon the General Fund. In a related matter, Campaign for Quality Education et al. (“CQE”) v. State of California (Alameda County Superior Court, Case No. RG-10-524770), plaintiffs also challenge the constitutionality of the State’s education finance system. An initial hearing on these matters was set for December 10, 2010.

Actions Challenging Governor’s Line-Item Vetoes

One of two cases challenging the $489 million in line-item vetoes the Governor made to the Amended 2009 Budget Act was resolved by the California Supreme Court, which upheld the vetoes, while the second case remains pending. In St. John’s Well Child and Family Center, et al. v. Schwarzenegger, et al., the Supreme Court issued a decision affirming the appellate court ruling that the vetoes were lawful (California Supreme Court, Case No. S181760). The second case, Steinberg v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509721) was stayed pending resolution of the St. John’s matter, with the stay to remain in effect until 30 days after the St. John’s matter is final. Both actions maintained that because the Legislature only reduced existing appropriations in the budget revision bill without making any new appropriations, the Governor was not entitled to use his line-item veto power.

Action Challenging Reductions to Child Care Services

In Parent Voices Oakland, et al. v. Jack O’Connell, et al. (Alameda County Superior Court, Case No. RG-10-544021), an advocacy group and parents challenge the implementation of the Governor’s veto of $256 million from a program that provides subsidized child care services to low-income families who participated in the CalWORKS program, alleging the termination of services fails to comply with due process and applicable administrative procedures. Plaintiffs request that the court order the State to continue providing services pending compliance with appropriate procedures. On November 5, 2010, the trial court ordered a temporary stay of the terminations and required the State to provide new notices to recipients who are subject to termination that they may be screened for eligibility for other child care services. A further hearing was scheduled for November 23, 2010.

Action Challenging Proposed Sale of State Compensation Insurance Fund Assets

In Poizner v. Genest, et al. (Sacramento County Superior Court, Case No. 34-2009-80000310-CU-WM-GDS), the State Insurance Commissioner challenges the proposed sale of a portion of SCIF, a public enterprise providing workers’ compensation insurance to California employers, asserting that the proposed sale would violate the California Constitution.

Action Challenging Budget Bill

In Lord, et al. v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509770), petitioners are a correctional officer and the employee organization designated as the exclusive bargaining representative of the officer and other correctional law employees. Petitioners allege that a state budget implementation bill enacted in July 2009, A.B.X4 12, violated the provision of the California Constitution which requires that a statute embrace one subject expressed in its title. The bill included budget-related changes to statutes intended to reduce state expenses and increase state revenues, including deferral of payment of state employee compensation for the month of June 2010 from June 30 to July 1, authorization to sell a portion of SCIF’s assets and liabilities, and elimination of a rural health care subsidy paid to the petitioner and other state employees. Petitioners sought a declaration that the bill was unconstitutional and void, and a ruling in this matter could have invalidated the entire bill. The trial court ruled the bill violated the Constitution, and it struck from the bill the provision eliminating the rural health care subsidy program, leaving the remainder of the bill intact.

Actions Challenging Required Contribution by Redevelopment Agencies

Petitioners in California Redevelopment Association, et al. v. Genest, et al. (Sacramento County Superior Court, Case No. 34-2009-80000359) challenge the constitutionality of legislation that required that local redevelopment agencies remit a total of $1.7 billion in fiscal year 2009-10 and $350 million in fiscal year 2010-11 to county education funds. Petitioners asked the trial court to enjoin implementation of the legislation. A second case challenging the constitutionality of this legislation and seeking to enjoin its implementation was filed by seven counties. County of Los Angeles, et al. v. Genest, et al. (Sacramento County Superior Court, Case No. 34-2009-80000362). The trial court denied the petitions in both matters, and petitioners in both matters appealed (California Court of Appeal, Third Appellate District, Case Nos. C064907 and C065390). The appellate court denied petitioners’ request in the California Redevelopment Association matter for a stay pending resolution of the appeal.

Actions Regarding Furlough of State Employees

In several cases, petitioners challenge the Governor’s executive orders directing the furlough without pay of state employees. The first order, issued on December 19, 2008, directed furloughs for two days per month, effective February 1, 2009 through June 30, 2010. The second, issued on July 1, 2009, required a third furlough day per month, effective through June 30, 2010. On July 28, 2010, the Governor issued a new executive order requiring furloughs for three days per month beginning August 1, 2010, until a new 2010-11 fiscal year budget was adopted and the Director of the Department of Finance determined that the State had sufficient cash flow to pay for essential services.

On October 4, 2010, the California Supreme Court, ruling in three consolidated cases, upheld the validity of the two day per month furloughs implemented by the Governor’s December 2008 order on the ground that the Legislature had ratified these furloughs in enacting the 2008 budget revision. Professional Engineers in California Government (“PECG”), et al. v. Schwarzenegger, et al. (California Supreme Court, Case No. S183411). The ruling affirmed a judgment rendered by the trial court in these three cases, which had challenged the furloughs. PECG v. Schwarzenegger (Sacramento County Superior Court, Case No. 34-2008-80000126-CU-WM-GDS); California Attorneys, Administrative Law Judges and Hearing Officers in State Employment (“CASE”) v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000134-CU-WM-GDS); Service Employees International Union, Local 1000 (“SEIU”) v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000135-CU-WM-GDS).

Three pending cases involve the application of the furlough order to employees of SCIF. In CASE v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509205), the trial court ruled that the furlough order did not apply to attorneys employed by SCIF. The appellate court ruled against the State and upheld the trial court ruling (California Court of Appeal, First Appellate District, Case No. A125292). The California Supreme Court accepted review but on November 10, 2010 issued an order returning the case to the Court of Appeal for further proceedings consistent with the Supreme Court’s decision in the PECG case. (California Supreme Court, Case No. S182581). In SEIU v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509580), plaintiff challenged the order as applied to other SCIF employees based on SCIF’s governing statutes which prohibit the State from “adjusting” its staffing levels. The trial court ruled that the furlough order did not apply to the SCIF employees, and on June 11, 2010, the Court of Appeal affirmed the trial court ruling (California Court of Appeal, First Appellate District, Case No. A126525). The California Supreme Court granted review but on November 10, 2010, issued an order returning the case to the Court of Appeal for further proceedings consistent with the decision in the PECG case. (California Supreme Court, Case No. S184629). In International Union of Operating Engineers, Locals 3, 12, 39 and 501 v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CGC-09-492675), plaintiffs are challenging the order as applied to other SCIF employees in different unions based on the SCIF governing statute.

In California Association of Psychiatric Technicians (“CAPT”) v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000148-CU-WM-GDS); and CDF Firefighters v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-00032732-CU-WM-GDS), petitioners challenge the furlough order as applied to their respective members. The trial court dismissed the CAPT matter for failure to exhaust administrative remedies. CASE v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509629) challenges the July 1, 2009 executive order implementing the third furlough day.

In California Correctional Peace Officers Association (“CCPOA”) v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-09-441544), petitioner alleges that the furloughs violate Government Code 19826 because its members (correctional officers) cannot take their furlough days off during the same pay period in which their salaries are reduced because of operational needs. The trial court found in favor of CCPOA and directed the State to pay CCPOA members for all hours worked. The State filed a notice of appeal and, as of November 22, 2010, the trial court’s order was stayed pending further briefing in the appellate court (California Court of Appeal, First Appellate District, Case No. A127292).

In Newton v. Schwarzenegger, et al. (U.S. District Court, Northern District, Case No. 09-CV-05887 JCS), correctional officers allege that the self-directed furloughs violate the federal Fair Labor Standards Act.

In California Professional Public Employees Association, et al. v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000308), petitioners allege the State is violating Labor Code Section 212 by permitting some employees to “accrue furlough days.” The trial court ruled for the State. In California Correctional Supervisor’s Organization (“CCSO”) v. California Department of Corrections and Rehabilitation, et al. (Sacramento County Superior Court, Case No. 34-2009-00063209-CU-OE-GDS), plaintiff alleges that the furloughs violate the State Labor Code when correctional supervisors work furlough days but are not paid wages for those days during the same pay period. CCSO has dismissed this action.

Walker, et al. v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000150-CU-WM-GDS) alleges that the furlough order is invalid because it does not comply with state law requirements for promulgating regulations.

In SEIU v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509782), petitioners allege the furloughs violate the State Emergency Services Act and undermine the Legislature’s budgetary authority.

In CASE v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-09-453982); Union of American Physicians and Dentists (“UAPD”) v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-09-456684); SEIU v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-09-456750); California Association of Professional Scientists (“CAPS”), et al. v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509695); and International Union of Operating Engineers (“IUOE”) v. Schwarzenegger, et al. (Los Angeles County Superior Court, Case No. BC423409), the employee organizations allege that the Governor illegally furloughed employees who are paid from Special Funds because the deficit stems from General Fund deficiencies and therefore furloughing employees who are paid with Special Funds will not result in any benefit or cost savings. In the case brought by CAPS, the trial court ruled in favor the State, and CAPS appealed but has now voluntarily dismissed its appeal (California Court of Appeal, First Appellate District, Case No. A128427). In the matters brought by CASE, UAPD and SEIU, the trial court ruled in favor of the plaintiffs, finding the furloughs were improper, and final judgment was entered on February 25, 2010. The judgment applies to all employees of agencies sued in the three lawsuits, and includes an award of back pay. An appeal in these cases was filed by the State (California Court of Appeal, First Appellate District, Case Nos. A127775, A127776, A127777), and the judgment was stayed due to the appeal. On March 24, 2010, the trial court judge lifted the stay with respect to the furloughs and ordered that furloughs cease with respect to the specially funded departments and agencies named in these cases. As of November 22, 2010, the portion of the judgment with respect to back pay remains stayed pending appeal. On March 29, 2010, the State requested the appellate court stay the trial court order with respect to ending the furloughs, and the appellate court has issued a stay pending the outcome of the appeals. The lawsuit brought by IUOE has been stayed by the trial court pending decisions in other matters.

As of November 22, 2010, there were nine cases pending in Alameda County Superior Court which challenge the Governor’s July 28, 2010 furlough order. These nine cases are consolidated under the lead case PECG v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-10-494800). In SEIU v. Schwarzenegger (Alameda County Superior Court, Case No. RG-10-516259), Association of California State Supervisors (ACSS) v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-10-501997), International Union of Operating Engineers (IUOE) v. Schwarzenegger (Alameda County Superior Court, Case

No. RG-10-503805), SEIU v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-09-546750), CCPOA v. Schwarzenegger (Alameda County Superior Court, Case No. RG-10-530312), CASE v. Schwarzenegger (Alameda County Superior Court, Case No. RG-10-528855), and California Correctional Supervisors Organization (CCSO) v. California Department of Corrections and Rehabilitation, et al. (Alameda County Superior Court, Case No. RG-10-507081), plaintiffs challenge the furloughs as allegedly violating provisions of state law. California Statewide Law Enforcement Association (CSLEA), et al. v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-10-507081), filed as a class action on behalf of all current and former members of the employee organization, challenges the furlough orders as violating numerous provisions of state law. All nine cases were stayed by order of the California Supreme Court (California Supreme Court, Case No. S185404). On November 10, 2010, the Supreme Court ordered the cases to be returned to the Court of Appeal and directed that they be reconsidered in light of the Supreme Court’s decision in the PECG case, the enactment of the Budget Act for 2010-11, and any other potentially relevant development such as the parties’ agreement to a new bargaining agreement.

In Board of Administration of the California Public Employees’ Retirement System v. Schwarzenegger (San Francisco County Superior Court, Case No. CPF-09-509754), plaintiff alleges that the furloughs unlawfully interfere with its ability to carry out its constitutional obligation to its participants and beneficiaries. The trial court ruled in favor of the State.

In Acosta v. Henning, et al. (San Francisco County Superior Court, Case No. CPF-08-508192), plaintiffs assert that the furloughs interfere with the ability of the California Employment Development Department and the California Unemployment Insurance Appeals Board to timely perform their functions.

In a separate action, Schwarzenegger, et al. v. Chiang, et al. (Sacramento County Superior Court, Case No. 34-2009-80000158-CU-WM-GDS), the Governor is seeking an order to compel the State Controller to implement the reduction in wages as a result of the reduced work time (furlough) with respect to employees of other statewide elected executive branch officers, including the Lieutenant Governor, State Controller, Secretary of State, State Treasurer, Superintendent of Public Instruction, Insurance Commissioner, and Attorney General. The trial court ruled in favor of the Governor, and the State Controller, Lieutenant Governor, Secretary of State, Attorney General, State Treasurer, Superintendent of Public Instruction and State Board of Equalization appealed (California Court of Appeal, Third Appellate District, Case No. C061648). The Lieutenant Governor has been voluntarily dismissed from the appeal.

Actions Challenging Transfers from Special Fund to General Fund

In TOMRA Pacific, Inc. et al. v. Chiang, et al. (Alameda County Superior Court, Case No. RG-09-483580), plaintiffs challenge three transfers totaling $415.7 million from a special fund, the California Beverage Container Recycling Fund, to the General Fund, asserting that the transfers have interfered with the operation of the recycling program for which the special fund was created, in violation of state law. In California Chamber of Commerce et al. v. Chiang et al. (Alameda County Superior Court, Case No. RG 09-490447), which has been consolidated with the TOMRA case, plaintiffs challenge these same transfers on the grounds that their inclusion in the Budget Act violates the provision of the California Constitution which requires that a statute embrace one subject. The trial court issued a ruling denying the plaintiffs’ requests for a writ of mandate in both cases, and plaintiffs appealed (California Court of Appeal, First Appellate District, Case No. A129401).

Tax Cases

Six actions have been filed contending that the Legislature’s modification of Revenue and Taxation Code Section 25128, which implemented the double-weighting of the sales factor in California’s apportionment of income formula for the taxation of multistate business entities, is invalid and/or unconstitutional. Kimberly-Clark Worldwide, Inc., et al. v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-495916); Gillette Company and Subsidiaries v. Franchise Tax Board (San Francisco County Superior Court, Case No.

CGC-10-495911); Proctor & Gamble Manufacturing Company & Affiliates v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-495912); Sigma-Aldrich, Inc. and Affiliates v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-496437); RB Holdings (USA), Inc. v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-496438); and Jones Apparel Group v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-499083), now consolidated in one matter, collectively referred to as Gillette Company v. Franchise Tax Board. Plaintiffs contend that the single-weighted sales factor specified in Section 25128 prior to amendment was contained within the Multistate Tax Compact and therefore cannot be modified without repealing the legislation that enacted the Compact. An adverse ruling in these cases would affect multiple taxpayers and create potential exposure to refund claims in excess of $750 million. The trial court has ruled for the State in each of these matters.

A pending case challenges the fee imposed by the state tax code upon LLCs registered in California, alleging that it discriminates against interstate commerce and violates the U.S. and California Constitutions, is an improper exercise of the State’s police powers, and has been misapplied by the Franchise Tax Board. Bakersfield Mall LLC v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-07-462728). Bakersfield Mall was filed as a purported class action on behalf of all LLCs operating solely in California. Plaintiff filed an amended complaint to allege that not all of its income is derived solely from sources in California, which would call into question the class plaintiff purports to represent. A second lawsuit that is virtually identical to Bakersfield Mall has been filed, and also seeks to proceed as a class action. CA-Centerside II, LLC v. Franchise Tax Board (Fresno County Superior Court, Case No. 10 CECG00434). If either case proceeds as a class action, the claimed refunds could be significant.

Plaintiff in River Garden Retirement Home v. California Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-07-467783) challenges the constitutionality of the penalty assessed under the State’s tax amnesty program. Under the amnesty program, for taxable years beginning before January 1, 2003, taxpayers that had not paid or had underpaid an eligible tax could agree to pay the tax and waive their rights to claim refunds thereof. In exchange, certain penalties and fees associated with the unpaid taxes would be waived and no criminal actions would be brought for the tax years for which amnesty was allowed. The program also imposed a new penalty equal to 50 percent of accrued interest as of March 31, 2005, on any unpaid tax liabilities ultimately determined to be due for tax years 2002 and earlier for which amnesty could have been requested. The trial court granted summary judgment for the State, and the ruling was affirmed on appeal (California Court of Appeal, First Appellate District, Case No. A123316). The California Supreme Court denied review (S185795). The potential fiscal impact of the case was estimated to be in excess of $300 million.

Nortel Networks Inc. v. State Board of Equalization (Los Angeles County Superior Court, Case No. BC 341568) and Lucent Technologies, Inc. v. State Board of Equalization (“Lucent I”) (Los Angeles County Superior Court, Case No. BC 402036), tax refund cases, involve the interpretation of certain statutory sales and use tax-exemptions for “custom-written” computer software and licenses to use computer software. A third case, Lucent Technologies, Inc. v. State Board of Equalization (“Lucent II”) (Los Angeles County Superior Court Case No. BC448715), has been filed involving the same issue but for different tax years than in the Lucent I matter. In Nortel, the trial court ruled in favor of plaintiff and the State Board of Equalization appealed (California Court of Appeal, Second Appellate District, Case No. B213415). The appeal was heard on October 21, 2010. The trial court ruling, if applied to other similarly situated taxpayers, could have a significant negative impact, in the range of approximately $500 million annually, on tax revenues.

In River Garden Retirement Home v. California Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-07-467783), plaintiff is challenging the denial of a deduction for dividends under Revenue and Taxation Code Section 24402. After Section 24402 was held to be unconstitutional because it allowed a dividend deduction only to the extent the dividends were paid from income previously taxed by California, the Franchise Tax Board allowed a deduction for all dividends for years in which the normal 4-year statute of limitations prevented additional assessments and denied the deduction for all dividends in years in which the

4-year statute was still open. The trial court sustained the demurrer of the Franchise Tax Board on this issue and the plaintiff unsuccessfully appealed; plaintiff also challenged the tax amnesty penalty, as described above. An adverse ruling in this matter, applied in the context of other statutes, could have a significant revenue impact.

In Computer Service Tax Cases (Dell, Inc. v. State Board of Equalization), the Court of Appeal ruled that the State Board of Equalization improperly collected sales and use tax on optional service contracts that Dell sold with computers (Judicial Council Coordination Proceeding No. 4442, San Francisco County Superior Court, Case No. CGC-03-419192 and California Court of Appeal, First Appellate District, Case No. A118657). The decision will lead to a judgment requiring the Board to refund the tax with interest. As of November 22, 2010, the amount of the refund had not been determined but, with interest, may exceed $250 million.

Petitioners in California Taxpayers Association v. Franchise Tax Board (Sacramento County Superior Court, Case No. 34-2009-800000168-CU-WM-GDS) challenge Revenue and Taxation Code Section 19138, which imposes a penalty for large understatement of corporate tax, alleging it violates the state and federal constitutions, and was not properly enacted. The trial court ruled in favor of the Franchise Tax Board. Petitioner appealed (California Court of Appeal, Third Appellate District, Case No. C062791). An adverse ruling enjoining collection of the tax could have a significant impact on tax revenue.

Environmental Matters

In a federal Environmental Protection Agency (“U.S. EPA”) administrative abatement action titled In the Matter of Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board. The Atlantic Richfield Company (“ARCO”) is a party as the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA “Superfund” List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The alleged bases for the State’s liability are the State’s ownership of the mine site and the terms of a 1983 settlement agreement between the State and ARCO. The Lahontan Regional Water Quality Control Board has undertaken certain remedial action at the mine site, but, as of November 22, 2010, the U.S. EPA’s decision on the interim and final remedies was pending. ARCO has sued the State, the State Water Resources Control Board, and the Lahontan Regional Water Quality Control Board, seeking to recover past and future costs, based on the settlement agreement, the State’s ownership of the property, and the State’s allegedly negligent past clean up efforts. Atlantic Richfield Co. v. State of California (Los Angeles County Superior Court, Case No. BC 380474). It is possible these matters if determined adversely to the State could result in potential liability in the hundreds of millions of dollars.

In Pacific Lumber Company, et al. v. State of California, et al. (Sacramento County Superior Court, Case No. 34-2009-00042016), plaintiffs are seeking injunctive relief and damages against the State for an alleged breach of the Headwaters Agreement. The Headwaters Agreement was reached in 1996, and involved the sale of certain timberlands by plaintiffs to federal and state agencies. Plaintiffs allege that the State’s environmental regulation of plaintiffs’ remaining timberlands since the Headwaters Agreement constitutes a breach of the Agreement. The State denies plaintiffs’ allegations. The current plaintiffs are successors in interest to the original plaintiffs, who are debtors in a bankruptcy proceeding. In that proceeding, the debtors have claimed that the value of the litigation ranges from $626 million to $639 million in the event they could establish liability. As of November 22, 2010, it is unknown what the fiscal impact of this matter might be upon the General Fund.

In City of Colton v. American Professional Events, Inc. et al. (Los Angeles County Superior Court, Case No. BC 376008), two defendants in an action involving liability for contaminated groundwater have filed cross complaints seeking indemnification from the State and the Regional Water Quality Control Board in an amount of up to $300 million.

Escheated Property Claims

In two cases, plaintiffs claim that the State has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: Suever v. Connell (U.S. District Court, Northern District, Case No. C03-00156 RS); and Taylor v. Chiang (U.S. District Court, Eastern District, Case No. S-01-2407 WBS GGH). Both Suever and Taylor are styled as class actions but, as of November 22, 2010, no class had been certified. The Suever and Taylor plaintiffs argue that the State’s failure to pay interest on claims paid violated their constitutional rights. In Suever, the district court concluded that the State is obligated to pay interest to persons who reclaim property that has escheated to the State, but its ruling did not specify the rate at which interest must be paid. The district court certified this issue for appeal. Plaintiffs in Suever and Taylor also assert that for the escheated property that has been disposed of by the State, plaintiffs are entitled to recover, in addition to the proceeds of such sale, any difference between the sale price and the property’s highest market value during the time the State held it; the State asserts that such claims for damages are barred by the Eleventh Amendment. The district court granted the State’s motion for summary judgment on this claim in Suever, and plaintiffs appealed. The Ninth Circuit ruled against plaintiffs on the two consolidated Suever appeals, holding that the State is not required to pay interest and that the Eleventh Amendment bars plaintiffs from suing in federal court for anything other than the return of their property or the proceeds of its sale. (U.S. Court of Appeals, Ninth Circuit, Case No. 08-015884). The Ninth Circuit denied plaintiffs’ request for rehearing and plaintiffs declined to seek review in the U.S. Supreme Court. The district court granted the State’s motion for summary judgment on all remaining claims in Suever, and plaintiffs have appealed.

Actions Seeking Damages for Alleged Violations of Privacy Rights

In Gail Marie Harrington-Wisely, et al. v. State of California, et al. (Los Angeles County Superior Court, Case No. BC 227373), plaintiffs seek damages, asserting that the use by CDCR of a body-imaging machine to search visitors entering state prisons for contraband violated the rights of the visitors. This matter was certified as a class action. The trial court granted judgment in favor of the State. Plaintiffs’ appeal has been dismissed (California Court of Appeal, Second Appellate District, Case No. B190431) and the trial court denied plaintiffs’ motion for attorneys’ fees. The parties agreed to a stipulated judgment and dismissed the case subject to further review if CDCR decides to use similar technology in the future. Plaintiffs may not seek further review of the trial court’s rulings until 2013. If plaintiffs are successful in obtaining an award of damages for every use of the body-imaging machine, damages could be as high as $3 billion.

Plaintiff in Gilbert P. Hyatt v. Franchise Tax Board (State of Nevada, Clark County District Court, Case No. A382999) was subject to an audit by the Franchise Tax Board involving a claimed change of residence from California to Nevada. Plaintiff alleges a number of separate torts involving privacy rights and interference with his business relationships arising from the audit. The trial court ruled that plaintiff had not established a causal relation between the audit and the loss of his licensing business with Japanese companies; the Nevada Supreme Court denied review of this ruling. The economic damages claim exceeded $500 million. On the remaining claims, the jury awarded damages of approximately $387 million, including punitive damages, and over $1 million in attorneys’ fees. The total judgment with interest is approximately $490 million. The State appealed and the Nevada Supreme Court has granted a stay of execution on the judgment pending appeal. The State has indicated that it will vigorously pursue its appeal.

Actions Regarding Medi-Cal Reimbursements and Fees

In Orinda Convalescent Hospital Inc., et al. v. Department of Health Services et al. (Sacramento County Superior Court, Case No. 06CS01592), plaintiffs challenge a quality assurance fee charged to skilled nursing facilities and a Medi-Cal reimbursement methodology applicable to such facilities that was enacted in 2004, alleging violations of the federal and state constitutions and state law. Plaintiffs seek a refund of fees paid and to enjoin future collection of the fee. If an injunction against collection of the fee is issued, it could negatively affect the State’s receipt of federal funds. As of November 22, 2010, it is unknown what fiscal impact this matter would have upon the State’s General Fund.

Other pending cases challenge state legislation requiring reductions in Medi-Cal reimbursements to providers. In Independent Living Center of Southern California, et al. v. Shewry, et al. (U.S. District Court, Central District, Case No. CV 08-3315 CAS (MANx)), health care advocates, Medi-Cal providers and Medi-Cal recipients challenge various 10 percent rate reductions, the 10 percent “actuarial equivalent” managed care rate reductions, the hold on payments to providers for one month prior to January 2009, and delays in the annual cost of living adjustments in the state-funded SSI/SSP. Plaintiffs seek injunctive relief to prevent implementation of these measures. The district court granted in part a preliminary injunction, requiring the State, as of August 18, 2008, to pay the rates in effect prior to the 10 percent reduction. The district court thereafter issued a second preliminary injunction, restoring the rates in effect prior to the reduction, as of November 2008, for two additional categories of services. The State and plaintiffs appealed and the Ninth Circuit affirmed the preliminary injunctions. (U.S. Court of Appeals, Ninth Circuit, Case No. 08-56422.) The Ninth Circuit also found that the district court erred in making the injunction effective as of August 18, 2008, and that the injunction should apply to services rendered on or after July 1, 2008. The Ninth Circuit denied both petitions for rehearing filed by the State. The State filed a petition for certiorari in the U.S. Supreme Court (U.S. Supreme Court, Case No. 09-958), and the Court invited the Solicitor General to file a brief expressing its views on the petition. The district court amended the injunction to apply retroactively. On June 17, 2010, the district court stayed further proceedings pending resolution of the petition for certiorari. A final decision adverse to the State in this matter could result in additional costs to the General Fund of $70 million.

In California Medical Association, et al. v. Shewry, et al. (Los Angeles County Superior Court, Case No. BC 390126), professional associations representing Medi-Cal providers seek to enjoin implementation of the 10 percent Medi-Cal rate reductions planned to go into effect on July 1, 2008, alleging that the legislation violates federal Medicaid requirements, state laws and regulations, and the California Constitution. The trial court denied plaintiffs’ motion for a preliminary injunction. Plaintiffs filed an appeal, which was dismissed at their request. (California Court of Appeal, Second Appellate District, Case No. B210440.) Plaintiffs have indicated that they will file an amended petition seeking the retrospective relief the Ninth Circuit awarded in the Independent Living case, above, after final disposition of that case. A final decision adverse to the State in this matter could result in costs to the General Fund of $508.2 million.

In California Pharmacists Association, et al. v. David Maxwell-Jolly, et al. (U.S. District Court, Central District, Case No. CV09-08200), Medi-Cal pharmacy providers filed a suit challenging reimbursement rates, including the Department of Health Care Services’ use of reduced published average wholesale price data to establish reimbursement rates, and challenging the Legislature’s amendment of Welfare and Institutions Code section 14105.45 and enactment of Welfare and Institutions Code section 14105.455. Plaintiffs seek injunctive relief based on alleged violations of federal law. The district court granted a request for preliminary judgment in part, with respect to sections 14104.45 and 14105.455, and denied it in part, with respect to the Department of Health Care Services’ use of reduced published average wholesale price data to establish reimbursement rates. Plaintiffs filed a motion seeking to modify the district court ruling, and both parties filed notices of appeal to the Ninth Circuit Court of Appeals. The Ninth Circuit stayed the appeals and the district court also stayed further proceedings in light of the pending petitions for certiorari in Independent Living Center of Southern California, et al. v. Shewry, et al. (discussed above) and Maxwell-Jolly v. California Pharmacists Association (U.S. Supreme Court, Case No. 09-1158). As of November 22, 2010, it is unknown what fiscal impact this case would have on the State’s General Fund.

In Centinela Freeman Emergency Medical Associates, et al. v. David Maxwell-Jolly, et al. (Los Angeles County Superior Court, Case No. BC 406372), filed as a class action on behalf of emergency room physicians and emergency department groups, plaintiffs claim that Medi-Cal rates for emergency room physicians are below the cost of providing care. Plaintiffs seek damages, injunctive relief, and a writ of mandate based on alleged violations of state law and the federal and state Constitutions. The trial court granted the petition of the plaintiffs and ordered the Department of Health Care Services to conduct an annual review of reimbursement rates for physicians and dentists pursuant to Welfare and Institutions Code section 14079. A final decision in this matter adverse to the state could result in costs to the General Fund of $250 million.

In Sierra Medical Services Alliance, et al. v. David Maxwell-Jolly, et al. (U.S. District Court, Central District, Case No. CV10-04182), emergency medical transportation companies challenge California Code of Regulations, title 22, section 51527, which sets Medi-Cal reimbursement rates paid for medical transportation services. Plaintiffs seek damages and injunctive relief under the Supremacy Clause, the Takings Clause, the Due Process Clause, and 42 U.S.C. § 1983. The case is stayed pending the petitions for certiorari in Maxwell-Jolly v. Independent Living Center of Southern California, Inc., et al. (U.S. Supreme Court, Case No. 09-958) and in Maxwell-Jolly v. California Pharmacists Association (U.S. Supreme Court, Case No. 09-1158). As of November 22, 2010, it is unknown what fiscal impact this case would have on the State’s General Fund.

In California Association of Health Facilities v. David Maxwell-Jolly (U.S. District Court, Central District, Case No. CV10-03284 CAS (MANx), consolidated with Developmental Services Network, et al., v. David Maxwell-Jolly, plaintiffs (professional associations representing Medi-Cal providers) challenge AB 5, which amended Welfare and Institutions Code §14105.191(f)(2)(A), to maintain Medi-Cal reimbursement rates for intermediate care facilities and freestanding pediatric sub-acute facilities as the rates for fiscal year 2009-10, and each year thereafter, not to exceed the rates applicable in fiscal year 2008-09. Plaintiffs seek declaratory and injunctive relief under the Supremacy Clause and 42 U.S.C. § 1983. Plaintiffs allege that the rate freeze violates 42 U.S.C. § 1396a(a)(30)(A) because the Legislature did not study the impact of the freeze on efficiency, economy, quality of care, and access to care. Plaintiffs also allege that the rate freeze violates the notice and public process provisions of 42 U.S.C. § 1396a(a)(13)(A) and 42 C.F.R § 447.205. As of November 22, 2010, it is unknown what fiscal impact these matters will have upon the State’s General Fund.

In California Hospital Association v. Maxwell-Jolly, et al. (Sacramento County Superior Court, Case No. 34-20010-80000673), plaintiff challenges limits on Medi-Cal reimbursement rates for hospital services enacted in 2008, and which were to take effect October 1, 2008 or March 1, 2009, as allegedly violating federal law. Plaintiff seeks to enjoin the implementation of the limits. As of November 22, 2010, it is unknown what fiscal impact this matter may have on the State’s General Fund.

Action to Increase Amount of State Aid for Dependent Children

In a statewide class action, Katie A., et al. v. Bonta, et al. (U.S. District Court, Central District, Case No. CV 02-05662 AHM (SHx)), plaintiffs seek to expand Medicaid-covered services for mentally disordered children in foster care. The district court issued a preliminary injunction ordering the state defendants to provide additional services to class members. Further, the court ordered the state defendants and plaintiffs to meet and confer both to develop a plan to implement the preliminary injunction and to come to a consensus on whether the court should appoint a special master. On appeal (U.S. Court of Appeals, Ninth Circuit, Case No. 06-55559), the Ninth Circuit reversed the decision of the district court and remanded the matter for further proceedings. Plaintiffs filed another motion for a preliminary injunction in the district court. The district court vacated the motion without prejudice and appointed a special master to assist the parties in resolving differences. As of November 22, 2010, it is unknown what financial impact this litigation would have on the State’s General Fund.

Local Government Mandate Claims and Actions

In litigation filed in November 2007, California School Boards Association, et al. v. State of California, et al. (San Diego County Superior Court, Case No. 37-2007-00082249-CU-WM-CTL), plaintiffs, including the San Diego County Office of Education and four school districts, allege the State has failed to appropriate approximately $900 million for new state-required programs or services in violation of the California Constitution. Plaintiffs sought declaratory and injunctive relief, including an order compelling reimbursement. The trial court ruled that the legislature had improperly failed to fund state education mandates, but refused to grant writ relief for the $900 million sought by the plaintiffs. The State has appealed the ruling regarding the failure to fund mandates, and plaintiffs filed a cross-appeal of the denial of an order to pay $900 million allegedly owed (California Court of Appeal, Fourth Appellate District, Case No. D055659). The trial court judgment has been stayed pending resolution of the appeal. As of November 22, 2010, it is unknown what fiscal impact this matter would have upon the State’s General Fund.

In Department of Finance v. Commission on State Mandates, et al. (Sacramento County Superior Court, Case No. 03CS01432), the Department of Finance is seeking to overturn a determination of the Commission on State Mandates that a state law requiring the development of a behavioral intervention plan for certain children receiving special education services exceeds the federal requirements for individualized education plans and therefore is an unfunded state mandate. The parties reached a settlement agreement in 2008 under which the State would pay school districts $510 million in retroactive reimbursements over six years starting in fiscal year 2011-12, and permanently increase the special education funding formula by $65 million annually, beginning in fiscal year 2009-10. The settlement was dependent upon funding by the Legislature, and the Legislature failed to provide funding for the settlement agreement. The trial court granted the request for dismissal filed by the Department of Finance. The school districts and county offices of education have indicated they will seek reimbursement on their claims through the normal procedure.

In Department of Finance v. Commission on State Mandates (Sacramento County Superior Court, Case No. 34-2010-80000529), the State is appealing a determination by the Commission on State Mandates relating to whether the requirement for completion of a second science course for graduation from high school constitutes a reimbursable state-mandated program. Following court action on consolidated cases involving challenges to the State Controller’s Office reduction of claims (San Diego Unified School District, et al. v. Commission on State Mandates, et al. (Sacramento County Superior Court, Case No. 03CS01401) and Woodland Joint Unified School District v. Commission on State Mandates, et al. (Sacramento County Superior Court, Case No. 05CS01401)), the Commission adopted revised parameters and guidelines which included a reasonable reimbursement methodology for claiming increased teacher costs. (CSM 41 81A, 04-PGA-30, 05-PGA-05, and 06-PGA-05). Historically, education-related state mandate claims are funded from monies provided to meet the Proposition 98 Guarantee. The Commission’s adoption of the revised parameters and guidelines could result in a reimbursement requirement that exceeds the funding available through the Proposition 98 Guarantee in any one fiscal year.

Actions Relating to Certain Tribal Gaming Compacts

In June 2004, the State entered into amendments to tribal gaming compacts (the “Amended Compacts”) between the State and five Indian Tribes (the “Five Tribes”). Those Amended Compacts are being challenged in two pending cases, as described below. A decision unfavorable to the State in the cases described below (or in any future litigation relating to the Amended Compacts) could eliminate future receipts of gaming revenues anticipated to result from the Amended Compacts, and could impair the State’s ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts.

In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. (U.S. District Court, Southern District, Case No. 04 CV 1151 W (WMc)) plaintiff (the “Rincon Band” or “Rincon”) sought an injunction against implementation of the Amended Compacts on grounds that their execution and ratification by the State constituted an unconstitutional impairment of the State’s compact with the Rincon Band. The Rincon Band asserts that its compact contains an implied promise that the State would not execute compacts or compact amendments with other tribes that would have an adverse impact on the Rincon Band’s market share by allowing a major expansion in the number of permissible gaming devices in California. The complaint also asserts that the State breached Rincon’s compact, principally by incorrectly calculating the total number of gaming device licenses the State is authorized to issue tribes with compacts identical to Rincon’s compact and by failing to negotiate a compact amendment with the Rincon Band in good faith. The district court dismissed the impairment of contract claims, the claim regarding the total number of gaming device licenses, and a claim for damages sought for a separate alleged breach of compact but did not dismiss Rincon’s other breach of compact claims, including a claim that the State failed to negotiate a compact amendment with the Rincon Band in good faith. The district court entered a separate judgment with respect to the dismissed claims, and Rincon appealed (U.S. Court of Appeals, Ninth Circuit, Case No. 06-055259). On appeal, the Rincon Band did not challenge the validity of the Amended Compacts. The Ninth Circuit reversed the dismissal of the claim involving the authorized number of gaming device licenses and affirmed the dismissal of the Rincon’s claim for damages. The U.S. Supreme Court denied the State’s petition, seeking review of the Ninth Circuit’s decision to allow the challenge to the number of authorized gaming device licenses to proceed in the absence of other tribal parties. The district court granted summary judgment for Rincon on its claim that the State failed to negotiate a compact amendment in good faith, finding that the State’s request for revenue sharing to be deposited in the General Fund was a request for an unlawful tax. The State filed a petition for certiorari to the U.S. Supreme Court (U.S. Supreme Court, Case No. 10-330). The district court granted Rincon’s partial motion for summary judgment on its remaining claim regarding the authorized number of gaming device licenses, and the State appealed (U.S. Court of Appeals, Ninth Circuit, Case No. 10-56461).

In San Pasqual Band of Mission Indians v. State of California, et al. (U.S. District Court, Southern District, Case No. 06 CV 0988 LAB AJB), plaintiff seeks a declaration that more aggregate slot machine licenses are available for issuance to all tribes that signed compacts with the State (the 1999 Compact) than the number of such licenses determined by the State in 2002. Should relief be granted and more licenses become available, the Five Tribes’ obligations to continue to fund state transportation bonds under the Amended Compacts would be rendered uncertain because the Amended Compacts contemplated that the license pool created by the 1999 Compact would remain fixed at the number determined by the State. An expanded license pool would thus present questions about the Five Tribes’ monetary obligations that would presumably be required to be addressed by amendment of the Amended Compacts. The district court dismissed the complaint, and plaintiff appealed (U.S. Court of Appeals, Ninth Circuit, Case No. 07-55536). The Ninth Circuit reversed the district court order and remanded the matter to the district court. The district court granted plaintiff’s motion for summary judgment regarding the number of licenses, and the State appealed (U.S. Court of Appeals, Ninth Circuit, Case No. 10-55858).

In a separate action, Twenty-Nine Palms Band of Mission Indians v. Stanislaus, et al. (U.S. District Court, Central District, Case No. EDCV 08-1753 VAP), plaintiff tribe seeks an injunction and a declaration that federal law exempts from state taxation (1) monetary distributions made to tribe members and derived from its casino gambling operation profits, and (2) income earned by tribe members by means of employment at the tribe casino. The district court dismissed the complaint without leave to amend and plaintiff appealed (U.S. Court of Appeals, Ninth Circuit, Case No. 10-55965). As of November 22, 2010, it is unknown what the fiscal impact of this matter might be upon the General Fund, should the plaintiff obtain a favorable ruling that may be applicable to other similarly situated taxpayers.

Prison Health Care Reform and Reduction of Prison Population

The adult prison health care delivery system includes medical health care, mental health care and dental health care. The annual budget for this system, which is operated by CDCR and affects approximately 33 prisons throughout the State, exceeds $1.8 billion. There are three significant cases pending in federal district courts challenging the constitutionality of prison health care. Plata v. Schwarzenegger (U.S. District Court, Northern District, Case No. C 01-1351 TEH) is a class action regarding the adequacy of medical health care; Coleman v. Schwarzenegger (U.S. District Court, Eastern District, Case No. CIV S-90-0520 LKK JFM P) is a class action regarding mental health care; and Perez v. Cate (U.S. District Court, Northern District, Case No. C 05-05241 JSW) is a class action regarding dental health care. A fourth case, Armstrong v. Schwarzenegger (U.S. District Court, Northern District, Case No. C 94-02307 CW) is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act. In Plata, the district court appointed a Receiver, who took office in April 2006, to run and operate the medical health care portion of the health care delivery system. The Plata Receiver and the Special Master appointed by the Coleman court, joined by the court representatives appointed by the Perez and Armstrong courts, meet routinely to coordinate efforts in these cases. As of November 22, 2010, ongoing costs of remedial activities have been incorporated into the State’s budget process. However, as of that date, it is unknown what financial impact this litigation would have on the State’s General Fund, particularly in light of the unprecedented step of appointing a Receiver of medical health care. In 2008, the Receiver filed a motion in the Plata case, asking the court to hold the Governor and State Controller in contempt of court for failing to fund prison health care capital projects the Receiver wished to construct and to order the State to pay approximately $8 billion to fund such projects. On October 27, 2008, the district court ordered the State to transfer $250 million to the Receiver. The court indicated it would proceed later with the additional amounts requested by the Receiver. The State appealed that order and the Ninth Circuit Court of Appeals dismissed the State’s appeal for lack of jurisdiction, stating that the order to pay $250 million was an interim order in the contempt proceedings. The Receiver later abandoned the $8 billion plan and has withdrawn the motion for contempt. The Receiver and the State agreed to a smaller construction plan using funding provided by AB 900. The district court also denied the State’s motion to terminate the Receiver, and the State appealed that order. The Ninth Circuit affirmed the district court order.

In Plata and Coleman, discussed above, a three-judge panel was convened to consider plaintiffs’ motion for a prisoner-release order. The motions alleged that prison overcrowding was the primary cause of unconstitutional medical and mental health care. After a trial, the panel issued a prisoner release order and ordered the State to prepare a plan for the reduction of approximately 40,000 prisoners over two years. The State filed its prisoner-reduction plan with the three-judge panel and filed an appeal in the U.S. Supreme Court. On June 14, 2010, the U.S. Supreme Court granted the State’s request for review of the prisoner release order. The matter was scheduled to be heard by the Court on November 30, 2010.

Construction-Related Actions Against the Department of Transportation

A pending litigation matter, Otay River Constructors v. South Bay Expressway, et al. (San Diego County Superior Court Consolidated Action, Case No. GIC 869386), relates to an agreement between CalTrans and South Bay Expressway (“SBX”) for the design, construction and operation of a private-public partnership project in San Diego County. SBX contracted with Otay River Constructors (“ORC”) for the design and construction of the project, consisting of: (1) the privately-funded toll road initially contemplated by the parties; and (2) the publicly and privately funded gap and connector project to connect the toll road to existing state highways. ORC sued SBX, alleging cost overruns on the gap/connector project were caused by SBX, and SBX cross-complained against CalTrans for breach of contract and indemnification, seeking $295 million in damages. In separate pending arbitration relating to the toll road, SBX is seeking approximately $278 million in damages based on the same theories as in the gap/connector litigation. ORC has filed a motion to join this arbitration with the litigation. As of November 22, 2010, both matters were stayed after SBX filed for bankruptcy.

* * * *

ADDITIONAL CONSIDERATIONS

California municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from California State personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX C

ADDITIONAL INFORMATION CONCERNING NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of New York (“New York” or the “State”). The sources of payment for New York municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information provided by the State in official statements relating to financings by certain issuers, including public authorities of the State, the most recent such official statement being dated September 7, 2010, as supplemented as of November 9, 2010. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any New York issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

CURRENT ECONOMIC OUTLOOK

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The National Economy

As of November 2010, the slowdown anticipated in the State’s Division of the Budget’s (“DOB”) Enacted Budget Financial Plan forecast appears to be extending well into the fourth quarter of 2010. With a labor market recovery just getting under way, a shock emanating from euro-zone sovereign debt markets caused the nation’s already fragile credit markets to tighten further, all against a backdrop of ongoing household deleveraging. Equity market prices, as represented by the S&P 500, fell 16 percent between late April and early July 2010 and virtually stagnated for the remainder of the summer. Whether acting as a bellwether for the condition of the real economy or operating via a negative wealth effect, the equity market decline coincided with a deceleration in both household spending and labor market growth. Real U.S. GDP growth fell from 3.7 percent in the first quarter of 2010 to 1.7 percent in the second quarter, and was estimated to remain there for the entire second half of the year. As of November 9, 2010, the national economy, as measured by real U.S. GDP, was projected to grow 2.6 percent in 2010, followed by downwardly revised growth of 2.6 percent for 2011.

As distance from the expiration of the Federal homebuyers’ credit increases, the residential housing market’s intrinsic weakness has become increasingly apparent. As of November 9, 2010, DOB expected a double-digit decline in residential fixed investment for the third quarter of 2010 and a further decline in the fourth quarter, rather than the modest growth that was anticipated in August 2010. Moreover, after a brief rally in the spring before the expiration of the credit, home prices weakened again, although as of November 2010, they remained slightly above November 2009 levels. Consequently, DOB lowered its projection for private residential fixed investment to a decline of 2.4 percent for 2010, followed by growth of 4.1 percent for 2011.

The housing market’s persistent weakness represents yet another temporary setback for the nation’s labor market, depressing not only the demand for construction workers and building supplies, but also the demand for home appliances and other consumer durables. The softening of aggregate demand during the late spring and summer of 2010 as the housing market cooled and equity markets languished coincided with a downshift in net private sector job growth, which averaged only 77,000 over the five months from May through September 2010; this was down from an average of 200,000 for the prior two months.

As of November 2010, an examination of the recent data provided little indication that a substantial ramp-up in hiring was imminent. As of November 2010, weekly initial claims for unemployment insurance benefits remained stubbornly near or above 450,000 since the beginning of 2010, although Census worker layoffs and the Federal extended benefits program may have been distorting this series’ value as a leading signal. Additional indicators such as growth in average workweek length and the hiring of temporary workers produced very little evidence of accelerating job growth. Therefore, DOB revised down its near-term labor market outlook, with monthly job gains not expected to return to 200,000 until the middle of 2011, coinciding with a strengthening of domestic demand. As of November 9, 2010, an employment decline of 0.6 percent on an annual average basis was projected for 2010, followed by growth of 1.1 percent for 2011. The unemployment rate projection for 2011 was revised up to 9.4 percent, but remained unchanged at 9.7 percent for 2010.

U.S. corporate profits experienced strong quarterly growth in 2009 and the first quarter of 2010, led largely by financial corporations. Though financial sector profits fell substantially in the second quarter of 2010, and likely fell again in the third, corporate profits overall were stronger than anticipated in the second quarter, led by nonfinancial corporations. Although as of November 2010 domestic demand has been generally weak, U.S. nonfinancial firms exporting to emerging markets, particularly in Asia and Latin America, have experienced strong earnings growth, which combined with weak hiring domestically, has buttressed profits. As of November 2010, U.S. corporate profits, including the inventory valuation and capital consumption adjustments were projected to rise a strong 27.9 percent in 2010, followed by 5.8 percent growth for 2011. After a strong September and October 2010, equity markets were expected to resume a slow but steady recovery from the tumult of the spring of 2010. The resulting boost to both household financial wealth and the confidence that the recovery is back on track should help buttress household spending going forward.

The weaker outlook for employment, combined with downward revisions to wages and some of the other components of personal income, have resulted in a weaker outlook for income growth. As of November 9, 2010, U.S. personal income growth of 3.1 percent was projected for 2010, followed by growth of 3.3 percent for 2011. With the weak pace of the recovery continuing to keep price growth outside of the volatile food and energy sectors at bay, the Federal Reserve was almost certain to embark upon a further round of quantitative easing following the early November 2010 meeting of Federal Open Market Committee. This action would be expected to keep long-term interest rates low for the near-term. Although record low mortgage rates have failed to spur home sales, they do appear to have generated a strong wave of refinancings as homeowners strive to reduce their debt loads. That relief is also expected to support stronger consumption growth going forward, with real quarterly consumption growth expected to exceed 3 percent for most of 2011. The central bank’s interest rate policy target is like to remain between zero and 0.25 percent until the third quarter of 2011.

While as of November 2010 the outlook called for continued weak growth for the remainder of 2010, support from continued low interest rates, a gradually rising stock market, and continued global growth were expected to bolster consumer spending going into 2011. Healthy corporate earnings, particularly for export oriented firms were expected to return equity markets to a modestly upward path, accompanied by slow but steady employment and income growth. However, there are significant risks to this forecast. Although credit markets have improved substantially since November 2009, households and small businesses continue to have difficulty borrowing and credit continues to contract. The banking system remains fragile and vulnerable to negative shocks. If the labor market recovery should stumble further, household spending growth could be even lower than projected. Although the recent weakening of the U.S. dollar should support continued growth in U.S. exports, threats of currency wars add to global instability. As of November 2010, a portion of Federal stimulus spending remained in the pipeline and has supported some job creation in the nonresidential construction sector. But if Federal support for the economy should cease before the private sector has gathered sufficient strength, already struggling state and local governments would have to tighten their belts yet more.

The New York State Economy

The New York State economy appears to have emerged from recession during the first quarter of 2010, and like the nation, experienced a solid first quarter. Strong finance and insurance sector profits for 2009 resulted in a pick-up in securities industry bonuses in the first quarter of 2010, with some spillover into the second quarter as well. However, as anticipated in the Enacted Budget forecast, the State was not immune from the loss of momentum that plagued the nation during the spring and summer of 2010. The State Labor Department estimates that private sector employment fell during three of the five months from May through September 2010. Since these losses were in line with expectations, DOB’s forecast for a decline in State employment of 0.3 percent for 2010 remained virtually unchanged. Growth for 2011 was revised down slightly to 0.8 percent. Private sector jobs were projected to fall 0.4 percent for 2010 and grow 1.2 percent in 2011, again virtually unchanged from the Enacted Budget forecast. With financial markets taking longer to recover than anticipated from volatility of the spring and summer of 2010, DOB revised down its forecast for State wage growth to 4.5 percent for 2010 and 2.9 percent for 2011.

As of November 9, 2010, the Federal income tax cuts implemented in 2001 and 2003 were scheduled to expire on December 31, 2010, at which point ordinary income tax rates and the rate on capital gains realizations were slated to rise, and dividend income was to return to being taxed as ordinary income. DOB’s November 2010 forecast was predicated on the assumption that high-income taxpayers would behave strategically and shift bonus, dividend, and capital gains realizations income into 2010 to take advantage of the lower rates. That behavior was estimated to result in a significant increase in taxable income for the 2010 tax year. The possibility that the lower rates would be extended represented a risk to the forecast. For example, if marginal tax rates on ordinary income remained constant, and no shifting of bonus income occurred, then New York State wages would be projected to rise only 3.6 percent in 2010 and 4.8 percent in 2011.

All of the risks to the U.S. forecast apply to the State forecast as well, although credit and equity market volatility pose a particularly large degree of uncertainty for New York as the nation’s financial capital. The impact of the Federal financial reform package on the profitability of the State’s finance industry is unknown as of November 2010 and consequently represents a major risk to DOB’s forecast for bonuses and income going forward. Lower bonuses than projected reduce a major segment of income subject to tax as well as cut the level of economic activity generated by the spending of those wages. Similarly, should equity markets fail to grow as anticipated, both financial sector income and taxable capital gains realizations could be negatively affected. These effects would ripple through the State economy, depressing both employment and wage growth. An even weaker labor market than projected could also result in lower wages, which in turn could result in weaker household consumption. In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonus growth than projected.

FINANCIAL PLAN RESERVES AND RISKS

The Updated Financial Plan forecast is subject to many complex economic, social, financial, and political risks and uncertainties, many of which are outside the ability of the State to control. DOB believes that the projections of receipts and disbursements in the Financial Plan are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from the Updated Financial Plan projections. In recent fiscal years, actual receipts collections have fallen substantially below the levels forecast in the Financial Plan. In response, the State has, among other things, made substantial reductions in planned spending. In 2009-10, the Enacted Budget Financial Plan authorized over $6 billion in reductions from planned spending. In 2010-11, the Enacted Budget Financial Plan includes over $6.3 billion in reductions from planned spending. In addition, the State has imposed substantial reductions in planned spending by State agencies during each of the last three fiscal years. However, large budget gaps are still projected for future years.

The Updated Financial Plan is based on numerous assumptions, including the performance of the national and State economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. Other uncertainties and risks concerning the economic and receipts forecast include the impact of Federal statutory and regulatory changes concerning financial sector activities; the impact of Federal tax law changes; the impact of behavioral changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; the impact of an anticipated shift in monetary policy actions on interest rates and the financial markets; the impact of financial and real estate market developments on bonus income and capital gains realizations; and the impact of household deleveraging on consumer spending and the impact of that activity on State tax collections.

Other risks include increased demand in entitlement-based and claims-based programs such as Medicaid, public assistance and general public health, above the levels anticipated in the Updated Financial Plan; potential disruptions in the municipal bond market that could affect the timing of State bond sales; and litigation against the State, including, but not limited to, potential challenges to the constitutionality of actions authorized in the budget and the outcome of a class action suit alleging discrimination in the administration of a civil service test between 1996 and 2006.

The Updated Financial Plan may be adversely affected by actions taken by the Federal government, including audits, disallowances, changes in aid levels, and changes to Medicaid rules. For example, all Medicaid claims are subject to audit and review by the Federal government. Most recently, the Federal Centers for Medicaid and Medicare Services (“CMS”) requested additional information pertaining to claims for services provided to individuals in developmental centers operated by the State Office for People with Developmental Disabilities (“OPWDD”). Among other information, CMS requested that the State provide a detailed description of how these daily rates are developed as well as the current upper payment limit demonstration. Although no official audit has commenced and the rates paid for these services are established in accordance with the methodology set forth in the approved State Plan, adverse action by CMS relative to these claims could jeopardize a significant amount of Federal financial participation in the Medicaid program.

There can be no assurance that the budget gaps in the 2010-11 fiscal year or future years will not increase materially from November 2010 projections. If this were to occur, the State would be required to take additional gap-closing actions. These actions may include, but are not limited to, additional reductions in State agency operations; suspension of capital maintenance and construction; extraordinary financing of operating expenses; or other measures. In nearly all cases, the ability of the State to implement these actions requires the approval of the Legislature or other entities outside of the control of the Executive.

The Updated Financial Plan forecast contains specific transaction risks and other uncertainties including, but not limited to, the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Updated Financial Plan; and the achievement of cost-saving measures including, but not limited to, administrative savings in State agencies, including workforce management initiatives, and the transfer of available fund balances to the General Fund at the levels projected as of November 2010. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Updated Financial Plan in the 2010-11 fiscal year.

An additional risk is the cost of potential collective bargaining agreements and salary increases for judges (and possibly other elected officials) that may occur in 2010-11 and beyond, for the period covering 2007-08 through 2010-11. As of November 2010, the current round of collective bargaining agreements were due to expire at the end of 2010-11. The Updated Financial Plan does not include any costs for potential wage increases beyond that point.

For the first time, the Updated Financial Plan includes an initial estimate of potential effects resulting from Federal Health Care Reform Legislation enacted in 2010. Starting in 2010-11 and annually thereafter, these include the loss of State pharmacy rebate revenues resulting from a Federal increase in its share of rebates on drug manufactures. In 2013-14, the State estimates a net benefit associated with expanded Medicaid benefits to newly eligible populations and an enhanced Federal matching rate for certain existing populations beginning in January 2014.

In any year, the Financial Plan is subject to risks that, if they were to materialize, could affect operating results. Other risks and special considerations include the following:

State Cash Flow Projections

State Finance Law authorizes the General Fund to borrow resources temporarily from other available funds in the State’s Short Term Investment Pool (“STIP”) for a period not to exceed four months or to the end of the fiscal year, whichever occurs first. The amount of resources that can be borrowed by the General Fund is limited to the available balances in STIP, as determined by the State Comptroller (available balances include money in the State’s governmental funds, as well as certain other money).

Through the first four months of 2010-11, the General Fund used this authorization to meet payment obligations in May, June and July 2010. It is expected that the General Fund will rely on this borrowing authority at times during the remainder of the fiscal year.

As of November 9, 2010, the State had taken actions to maintain adequate operating margins, and expects to continue to do so as events warrant. The State continues to reserve money to make the debt service payments scheduled for each upcoming quarter that are financed with General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including personal income tax bonds, continues to be set aside as required by law and bond covenants.

With cash management actions, the General Fund ended June 2010 with a negative balance of $87 million. The funds on hand in All Governmental Funds at the end of the month totaled $3.6 billion. As of September 2010, the projected General Fund month-end balance for March 2011 was $1,385 million. The projected All Funds month-end balance for March 2011 was $3,576 million. The cash-flow projections for receipts and disbursements take into account statutory payment dates, historical receipts and disbursement patterns, and other information. DOB believes the projections are based on reasonable and prudent assumptions, and, as of November 2010, the State’s current cash position was sufficient to meet current liquidity needs. Cash balances were expected to continue to be relatively low, especially in September, November, and December 2010. It was expected that the General Fund on certain days would continue to borrow from STIP. The State has indicated that DOB will continue to closely monitor and manage the General Fund cash flow during the fiscal year in an effort to maintain adequate operating balances.

Recent Operating Results and Cash Position

As of November 9, 2010, the State’s cash position continued to be a substantial concern. General Fund operating results through September 2010 were marginally unfavorable compared to the Enacted Budget Financial Plan projections, and, as of November 9, 2010, DOB estimated a potential budget gap of $315 million in the 2010-11 fiscal year.

The 2009-10 Enacted Budget provided permanent authorization for the General Fund to borrow resources temporarily from other funds in the State’s STIP for a period not to exceed four months or to the end of the fiscal year, whichever is shorter. Through the first six months of 2010-11, the General Fund used this authorization to meet payment obligations at times in May, June, July, and September 2010, and ended the month of June 2010 with a negative $87 million balance. During certain months of the fiscal year, there may be substantial swings in the level of the General Fund’s daily balance due to the timing of when the State’s General Fund realizes receipts, and when the State’s payment obligations are required to be met. For example, while the State ended the month of June 2010 with a temporary STIP loan balance of $87 million, the State’s General Fund had temporarily borrowed $1.1 billion from STIP at its lowest point during that month. Similarly, while the State ended the month of September 2010 with a positive General Fund balance of $2.4 billion, the State’s General Fund temporarily borrowed $1.5 billion from STIP at its lowest point during September 2010.

DOB expects that the General Fund will continue to rely on this temporary borrowing authority at times during the remainder of the fiscal year, with low balances expected during November and December 2010. However, as of November 9, 2010, the current cash flow forecast projects that the General Fund will end each month with a positive balance.

The amount of resources that can be borrowed by the General Fund is limited to the available balances in STIP, as determined by the State Comptroller (available balances include money in the State’s governmental funds, as well as certain other money). The available balances on hand in STIP have declined compared to recent years.

The State has indicated that DOB will continue to closely monitor and manage the State’s liquidity position during the 2010-11 fiscal year, which may include temporarily reducing planned payments, and will continue to reserve money in advance of the upcoming quarter of debt service payments that are financed with General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including personal income tax bonds, continues to be set aside as required by law and bond covenants.

Federal Funding

In enacting the budget, the State faced the risk that the Federal government would not approve an extension of enhanced Federal medical assistance percentage (“FMAP”) funding, as counted on in the Financial Plan. Accordingly, it enacted a statute that provided for automatic reductions to most local assistance payments to cover any difference between the $1.1 billion in savings counted on in the Financial Plan from enhanced FMAP and the actual amount, if any, approved by the Federal government. After enactment of the statute, the Federal government approved an extension of enhanced FMAP, but at a level less than assumed in the Financial Plan. Accordingly, the payment reductions to local assistance spending will take effect, as provided by law.

The Financial Plan may be adversely affected by actions taken by the Federal government, including audits, disallowances, changes in aid levels, and changes to Medicaid rules. For example, all Medicaid claims are subject to audit and review by the Federal government. Most recently, the Federal CMS requested additional information pertaining to claims for services provided to individuals in developmental centers operated by the Office for People with Developmental Disabilities. Among other information, CMS requested that the State provide a detailed description of how these daily rates are developed as well as the current upper payment limit demonstration. Although no official audit has commenced and the State believes that the rates paid for these services are done in accordance with the approved state plan and all applicable Federal regulations, any adverse action by CMS relative to these claims could jeopardize a significant amount of Federal Medicaid participation in this program.

Labor Settlements

An additional risk is the cost of potential collective bargaining agreements and salary increases for judges (and possibly other elected officials) that may occur in 2010-11 and beyond for the period covering 2007-08 through 2010-11. The Financial Plan includes the costs of a pattern settlement for all unsettled unions, the largest of which represents costs for fiscal years 2009-10 and 2010-11 for the New York State Correctional Officers and Police Benevolent Association (“NYSCOPBA”). There can be no assurance that actual settlements will not exceed the amounts included in the Financial Plan. Furthermore, the current round of collective bargaining agreements expires at the end of 2010-11. The Financial Plan does not include any costs for potential wage increases beyond that point.

Personal Care Audits

The Office of the Inspector General (“OIG”) of the United States Department of Health and Human Services released a June 2009 final audit with regard to Medicaid reimbursement for personal care services in

New York City, and released a March 2010 draft audit with regard to Medicaid reimbursement for personal care services in upstate New York. The audits reviewed claims for the period of July 1, 2004 through December 31, 2006. Based upon its review, the OIG is calling for the State to repay an estimated $395 million in Federal Medicaid because payments were not supported with required medical exams and social and nursing assessments. The New York State Department of Health responded to audit findings on October 8, 2009 challenging the audit findings and the appropriateness of recouping Federal funding. The State’s 2010-11 Enacted Budget also included a provision to mitigate the potential financial impact on the State by requiring local governments to contribute towards any repayment of such audits.

Debt Reform Cap

Based on the revised forecasts in the Updated Financial Plan, debt outstanding and debt service costs over the plan period are expected to remain below the limits imposed by the Debt Reform Act of 2000 (the “Debt Reform Act”). However, the available room under the outstanding debt cap is expected to decline from $4.2 billion in 2010-11 to $1.8 billion in 2012-13. The projections represent a decline in projected debt capacity as compared to the Enacted Budget Financial Plan, which estimated that about $2.3 billion in capacity would be available in 2012-13. In part, declines in debt capacity are a product of reduced forecasts for personal income levels. The changes to the debt reform projections over the past two years demonstrate the sensitivity of the cap calculations to volatility in State personal income levels and other economic factors. Measures to further adjust capital spending and debt financing practices are expected to be taken as needed to stay within the statutory limitations.

Secured Hospital Program

The financial position of certain hospitals that are part of the State’s Secured Hospitals Revenue Bond Program has continued to deteriorate. As of November 9, 2010, there were nine hospitals in the program with a total of $628 million in bonds outstanding as of October 31, 2010 and required debt service of $56.7 million due during the balance of State fiscal year 2010-11. In this program, the State is responsible for making debt service payments to bondholders if there are insufficient monies available therefor. The secured hospitals are contractually obligated to fund these payments in the first instance under their loan agreements with the Dormitory Authority. However, three hospitals are delinquent on their payment obligations, including one hospital (North General Hospital) that closed in July 2010 and is not expected to make further payments under its loan agreement to meet its debt service payments on $117 million of debt outstanding. Funds held by the Dormitory Authority in a fund not pledged to bondholders have been used to fund shortfalls to date by those hospitals that have failed to make the necessary debt service payments under their respective loan agreements. However, the resources in this fund are expected to be depleted by fiscal year 2011-12. Therefore, based upon existing circumstances, it may be necessary to use pledged reserve funds and, ultimately, for the State to make payments in the future under a contingent contractual appropriation. The annual debt service payment for the North General Hospital is $12 million annually until fiscal year 2025. Any debt service costs not covered by these delinquent hospitals will be incorporated into the 2011-12 Executive Budget.

Future Budget Gaps

The incremental increases in the General Fund budget gaps identified in recent quarterly updates are largely due to deviations in projected receipts from forecast. The profitability of the financial services sector has traditionally represented a significant driver of General Fund tax receipts for the State. Accordingly, uncertainties surrounding the performance of the financial services sector represent an ongoing risk to the State’s Financial Plan.

However, sustained growth in spending commitments in major programs and activities over the four-year Financial Plan period is a principal contributor to the State’s long-term budget gaps. The State-financed portion of the budget has grown faster than both personal income and inflation over the past ten years, and is projected to do so over the next four years, absent measures to control spending.

Other Financial Plan Risks

The Updated Financial Plan forecast also contains specific transaction risks and other uncertainties including, but not limited to, the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Financial Plan; and the achievement of cost-saving measures including, but not limited to, administrative savings in State agencies, including workforce management initiatives, and the transfer of available fund balances to the General Fund at the levels projected as of September 2010. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Updated Financial Plan.

Finally, there can be no assurance that (1) receipts will not fall below September 2010 projections, requiring additional budget-balancing actions in the 2010-11 fiscal year, and (2) the gaps projected for future years will not increase materially from the projections set forth in this appendix.

2010-11 UPDATED FINANCIAL PLAN

During the 2010-11 budget process, the Governor introduced an Executive Budget Financial Plan to eliminate a budget gap for 2010-11 estimated at $7.4 billion, and in February 2010, revised the estimated budget gap upward to $8.2 billion based on an updated forecast of tax receipts and proposed additional gap-closing actions accordingly. In March 2010, the estimated budget gap for 2010-11 had increased to $9.2 billion (requiring additional gap-closing actions) due to further downward revisions to tax receipts, combined with an expected budget shortfall from 2009-10 that would be carried into 2010-11. As the new fiscal year started on April 1, 2010, the State began enacting a series of interim appropriation bills to fund government operations on a short-term basis. While the State Legislature enacted the annual debt service appropriation bill for 2010-11 in March 2010, the Legislature did not complete action on all annual appropriation bills until late June 2010, and did not pass a revenue bill to complete the budget until August 3, 2010.

The State completed action on the 2010-11 budget on August 3, 2010. In accordance with State law, DOB issued the Enacted Budget Financial Plan on August 20, 2010, which reflected the impact of the 2010-11 budget on the multi-year operating forecast.

Before enactment of the 2010-11 budget, the State faced a projected current-services budget gap of $9.2 billion for fiscal year 2010-11.1 The gap included a budget shortfall of $1.65 billion from 2009-10 that was carried forward into 2010-11.2 Over the course of the budget process, the estimated gap for 2010-11 increased from the level estimated in the Executive Budget Financial Plan, mainly due to downward revisions to projected tax receipts. Over the four-year Financial Plan period (2010-11 through 2013-14), the current-service budget gaps totaled an estimated $66 billion.

DOB estimates that the Updated Financial Plan for 2010-11 is balanced on a budgetary (cash) basis of accounting. The budget gap for 2011-12 is projected at $8.2 billion, a decrease of $7.7 billion from the projected gap before enactment of the budget. The gaps for future years total $13.5 billion in 2012-13 and $15.6 billion in 2013-14. The total four-year gap has been reduced by $29 billion, reflecting recurring savings approved in the 2010-11 Enacted Budget. The gap-closing plan includes the recurring value of the Deficit Reduction Plan (“DRP”) approved in December 2009.

[1]

The current-services gap—the gap before reflecting the impact of the Enacted Budget gap-closing plan—represents (a) the difference between the projected level of General Fund disbursements, including transfers to other funds, needed to fund existing and scheduled commitments, adjusted for demand, and the level of resources available to pay for them, plus (b) the projected operating surplus or deficit in the Health Care Reform Act (“HCRA”), which helps finance a number of State health care programs, including a share of the Medicaid program.

[2]

In practice, the State carried forward the budget shortfall from 2009-10 by not making certain payments that were scheduled in 2009-10 but not due by law until 2010-11. The State did not make payments for school aid and tax refunds planned for the final quarter of 2009-10 until the first quarter of 2010-11.

The Updated Financial Plan:

•	Reduces spending from the current-services forecast by over $6.4 billion in 2010-11, in both the General Fund and in State Operating Funds;[3]

•

Holds annual spending, as adjusted, at below the rate of inflation in both the General Fund (- 1.3 percent) and State Operating Funds (0.1 percent).[4] Annual spending, as adjusted, for local assistance and agency operations[5]—the portion of the budget that can be controlled most effectively in the short-term—is reduced by a combined total of $1.1 billion;

•

Mandates uniform reductions to remaining local assistance payments, with certain limited exceptions, to cover the estimated $280 million shortfall from the $1.1 billion in savings assumed in the gap-closing plan from enhanced FMAP; and

•	Maintains the State’s rainy day reserves at $1.2 billion.

The Updated Financial Plan does not include education aid authorized by the Federal government in August 2010, when the State was selected to receive approximately $700 million through Race to the Top grant awards and approximately $600 million from the Education Jobs Fund. The impact of this aid is expected to be reflected in the second quarterly update to the State’s Annual Information Statement. On September 2, 2010, the Office of the State Comptroller (“OSC”) announced increases to the 2011-12 employer contribution rates for the New York State and Local Retirement System, and revised actuarial assumptions to be used in calculating employer contribution rates. The average contribution rate for the Employees’ Retirement System will increase from 11.9 percent of salaries in 2010-11 to 16.3 percent in 2011-12, and the average contribution rate for the Police and Fire Retirement System will increase from 18.2 percent of salaries to 21.6 percent. The impact on official employer 2011-12 contribution rates should be reflected in the second quarterly update to the State’s Annual Information Statement.

Composition of the Gap-Closing Plan

Under the approved plan, the combined four-year gap (2010-11 through 2013-14) is cut almost in half, declining from $66 billion to $37 billion.

Reductions to current-services spending total over $6.4 billion6 in State Operating Funds and $6.6 billion in the General Fund, constituting nearly 70 percent of the gap-closing plan. The proposed reductions in spending affect nearly every activity financed by State government, ranging from aid to public schools to agency operations to capital expenditures.

The gap-closing plan includes $1.0 billion in new revenue, including $925 million from tax and fee increases. These tax and fee increases include the temporary suspension of the State sales tax exemption on clothing and footwear priced at less than $110 ($330 million), a $1.60 per pack increase in the cigarette tax, the revenues of which are earmarked to help pay for existing health care expenses ($290 million), a temporary cap on the aggregate tax credit claims for business-related tax credits at $2.0 million per taxpayer annually ($100 million), and a decrease in the percentage of allowable remaining itemized deductions from 50 percent to 25 percent for taxpayers with New York adjusted gross income above $10 million ($100 million). In addition, audit, compliance, and enforcement activities are expected to increase the tax base by approximately $371 million

[3]

State Operating Funds combines activity in the General Fund, State-financed special revenue funds, and debt service funds and is intended to measure the portion of the State budget that supports operations (as distinct from capital) and that is financed by State resources (as distinct from Federal aid).

[4]

Unless otherwise noted, all annual spending estimates have been adjusted to account for the impact of 2009-10 payment deferrals and, in the case of Federal Funds and All Funds, for the timing of Federal American Recovery and Reinvestment Act of 2009 pass-through funding.

[5]	Agency operations include fixed costs.
[6]	Includes value of the DRP.

annually. This includes $150 million in cigarette enforcement activities on Native American Reservations, which is subject to litigation.

Non-recurring resources, which comprise 7 percent of the gap-closing actions approved in the Updated Financial Plan, total $660 million.

Impact on Spending

The projections for annual spending growth are affected by both the management of payments at the end of 2009-10 and, in the case of Federal Funds and All Funds spending, by the uncertainties concerning the timing of Federal pass-through aid. The latter consists of Federal American Recovery and Reinvestment Act of 2009 (“ARRA”) stimulus money for a wide range of purposes that provides no gap-closing benefit, but by law must pass through the State’s Financial Plan before it reaches its beneficiary. To avoid the distorting effect of these factors, DOB has adjusted spending to (a) exclude the impact of the deferral of the $2.06 billion end-of-year school aid payment from 2009-10 into 2010-11 and (b) include $2.0 billion in Federal ARRA pass-through spending that was initially expected in 2009-10, but, as of November 9, 2010, is expected to occur in future years.

Adjusted State Operating Funds spending is projected to total $79 billion in 2010-11, an increase of $64 million (0.1 percent) over 2009-10 results. This increase in spending is approximately $1.6 billion below the level that would be permitted under the Governor’s proposed spending cap. Compared to the current-services forecast, adjusted State Operating Funds spending is reduced by $6.4 billion.

The annual spending growth in State Operating Funds is affected by the rapid annual increase in debt service and fringe benefits, which are difficult to control in the short-term due to existing constitutional, statutory, and contractual obligations. Together, these costs are projected to increase by a total of $1.2 billion in 2010-11.

Debt service on State-supported debt is projected to increase by $555 million (11.2 percent) in 2010-11, with approximately 35 percent of the growth due to the restructuring of certain transportation-related debt in 2005 that deferred substantial debt service costs until 2010-11. Overall spending from debt service funds, which includes certain non-personal service spending appropriated in the debt service budget, is projected by DOB to increase by nearly $600 million.

Spending on fringe benefits is projected to increase by $603 million, an increase of 14.1 percent. Growth in fringe benefits is due principally to increases in the State’s annual contribution to the New York State and Local Retirement System and the cost of providing health insurance for active and retired State employees. Pension costs are expected to increase by $312 million (27 percent) in 2010-11. This increase is net of $242 million in amortization savings scheduled for 2010-11.

In contrast, spending for local asistance and agency operations, two areas of the budget that are responsive to immediate cost reduction efforts, is expected to decline by $1.1 billion (-1.6 percent) from 2009-10 levels. Annual spending is expected to decline for personal service by $567 million (-5.2 percent), non-personal service by $222 million (-4.5 percent) and for local assistance by $305 million (-0.6 percent).

Explanation of Gap-Closing Plan

The gap-closing plan consists of two parts, the Enacted Budget actions and the recurring impact of the DRP. This section describes the Enacted Budget gap-closing actions.

2010-11 Enacted Budget Actions

The 2010-11 gap-closing actions are organized into three general categories: (a) actions that reduce current-services spending in the General Fund on a recurring basis (“Spending Control”); (b) actions that increase revenues on a recurring basis (“Revenue Actions”); and (c) transactions that increase revenues or lower spending in 2010-11, but that cannot be relied on in the future (“Non-Recurring Resources”).

Spending Control

The Enacted Budget gap-closing plan for 2010-11 focuses foremost on actions that reduce the growth in State spending on a recurring basis. Actions to control spending account for nearly 70 percent of the gap-closing plan and will affect most activities funded by the State. The 2010-11 appropriation and Article VII “language” bills passed by the Legislature, as well as the agency operating reductions, reduced spending by roughly $4.8 billion from current services levels. The Governor’s vetoes further reduced General Fund spending in 2010-11 by $533 million.

In addition, the FMAP contingency bill is expected to reduce local assistance spending by approximately $280 million. This is equal to the difference between the benefit of enhanced FMAP assumed in the amended Executive Budget Financial Plan and the amount ultimately approved by Congress in August 2010.

Local Assistance

Local assistance spending includes financial aid to local governments and nonprofit organizations, as well as entitlement payments to individuals. State Operating Funds spending for local assistance is estimated at $53.6 billion in 2010-11, a decrease of $305 million (-0.6 percent) from 2009-10. The most significant gap-closing actions in local assistance include the following (reductions from the current-services estimate are in parentheses):

•

School aid/lottery aid ($1.7 billion on a State fiscal year basis) by imposing a one-time adjustment to formula-based school aid on a wealth-equalized basis ($1.5 billion); enhancing the operation of the State’s lottery games and video lottery terminal (“VLT”) facilities (including increased advertising, the extension of operating hours at VLT facilities and the enhancement of the Quick Draw game) to increase lottery revenues for financing school aid, and recognizing an additional $80 million franchise payment for VLT development rights at Aqueduct for a total of $380 million ($180 million).

•

Health Care ($779 million) through cost-containment measures in Medicaid, including eliminating inflation-based adjustments to rates; decreasing managed care premiums; heightening anti-fraud and audit efforts; implementing prior-approval for insurance rate changes; and financing a greater share of Medicaid spending through the Health Care Reform Act (“HCRA”).

In other public health activities, savings result from modifying the payment rates, eligibility standards, and operation of the Early Intervention (“EI”) program; eliminating reimbursement for certain optional services provided through the General Public Health Works (“GPHW”) program, and eliminating or reducing General Fund support for programs that are not related to the Department of Health’s (“DOH”) core mission.

•

Higher Education ($224 million) by reducing State support for State University of New York (“SUNY”) and City University of New York (“CUNY”) senior and community colleges (which is to be partially mitigated by the use of ARRA funding) and reducing TAP program spending by changing eligibility standards and reducing overall grant awards.

•

Local Government Aid ($325 million) by eliminating Aid and Incentive for Municipalities (“AIM”) funding for New York City (2010-11 only) and Erie County, and by reducing AIM funding to other municipalities by 2 or 5 percent, depending on local reliance on this revenue.

•	School Tax Relief (“STAR”) ($121 million) by reducing the benefit for New York City taxpayers with incomes above $500,000.

•

Human Services ($214 million) by reducing State reimbursement to counties from 63.7 percent to 62 percent for Child Welfare services; reducing or eliminating spending in non-core-mission programs; and rightsizing youth facilities.

•

Education/Special Education/Arts ($142 million) by managing payments for summer school special education costs; using available ARRA funding to help support preschool special education; reducing funding for grants provided by the Council on the Arts; and other measures.

•	Mental Hygiene ($61 million) by reducing Medicaid rates; improving audit and recovery efforts; restructuring service coordination; and delaying community bed development for certain programs.

•

All Other Local Assistance ($173 million) by eliminating subsidies to businesses that provide mental health coverage under Timothy’s Law ($69 million); reducing a planned deposit to the member items fund ($60 million); and a wide range of program reductions in other areas, including criminal justice and economic development.

Impact of Vetoes

DOB estimates the Governor’s vetoes will save $533 million in 2010-11. The Governor’s ability to veto changes in Article VII language bills is arguably limited, in most instances, to either approving or disapproving the entire bills. As a result, the veto of the entire Article VII language bill extended to provisions amending school aid funding formulas, school aid database updates, and higher education tuition assistance, which results in current-year savings, but additional potential costs in future years.

Specifically, the veto prevented the implementation of a 2010-11 Executive Budget recommendation to extend the foundation aid phase-in schedule from seven years to ten years. The Governor has submitted a bill to the Legislature that would restore the outyear savings in the original proposal.

FMAP Contingency Spending Reductions

The 2010-11 Enacted Budget mandates a uniform reduction to local assistance payments beginning September 16, 2010 in an amount up to the level of the shortfall between the actual amount of the six-month enhanced FMAP extension and the amount assumed in the Updated Financial Plan. Payments for public assistance, debt service, court judgments, and certain other purposes are exempt from the uniform reductions.

As of September 2010, the State continues to receive ARRA funds. This aid can be classified into two categories: (1) direct aid that provides a Financial Plan benefit by paying for costs that must otherwise be paid with State resources and (2) pass-through aid that funds specific initiatives and by law must pass through the State’s Financial Plan.

In 2010-11, DOB estimates that ARRA provides a direct benefit of approximately $4 billion through enhanced FMAP and $1.9 billion in aid for elementary and secondary, higher education and housing through the ARRA State Fiscal Stabilization Fund (“SFSF”), some of which applies to the 2009-10 school year, for expenses that would otherwise need to be paid for with State resources or eliminated.7

State Operations

The cost of operating State government includes (a) salaries, (b) pensions and other fringe benefits, and (c) non-personal service expenses, including utilities, rents, medical supplies, and other expenses. State Operating Funds spending for these purposes is expected to total approximately $19.8 billion in 2010-11, a decrease of $186 million from 2009-10. After actions, personal service and non-personal service expenses are projected to decline by nearly $800 million. This is partially offset by growth in fringe benefit costs of $603 million.

[7]	This is separate from, and should not be confused with, Federal pass-through spending under ARRA that provides no gap-closing benefit.

The Enacted Budget includes $1.5 billion in savings from efficiency measures in State agencies, targeted workforce savings, and controls to slow the growth in fringe benefit costs.

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Statewide Agency Operating Reductions ($1.2 billion): Actions include across-the-board reductions in agency operating budgets, targeted personnel management initiatives, and statewide programs to leverage the State’s purchasing power in energy, supplies, and materials. Personal service savings are expected from a combination of early retirement incentive (ERI) savings, attrition and other measures. The Governor has rescinded, for the second consecutive year, the general salary increase for the State’s non-unionized “management/confidential” employees ($28 million in 2010-11).

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Pension Amortization/Fringe Benefits ($287 million): Local governments and the State face substantial pension contribution increases over the next six years due to investment losses experienced by the Common Retirement Fund. The budget affords local governments and the State the option to amortize a portion of their pension costs beginning in 2010-11. Specifically, pension contribution costs in excess of the amortization thresholds, which are 9.5 percent for the Employees’ Retirement System (“ERS”) and 17.5 percent for the Police and Fire Retirement System (“PFRS”), may be amortized. The authorizing legislation also permits amortization in all future years if the actuarial contribution rate is greater than the amortization threshold, which may increase or decrease by no more than one percentage point for each year. Repayment of any amortized amounts would be made over a ten-year period at an interest rate to be determined by the State Comptroller. The assumed interest rate is 5 percent. For planning purposes, the Financial Plan assumes that the State will amortize pension costs, consistent with the provisions of the authorizing legislation. The amounts assumed to be amortized over the Financial Plan period total $242 million in 2010-11, $504 million in 2011-12, $825 million in 2012-13, $1.1 billion in 2013-14, and $1.2 billion in 2014-15. This amortization is expected to result in savings (compared to the unamortized costs), then result in substantially higher costs over the following 10 years as the amortized amounts are repaid. In addition, employees and retirees are now required to pay a portion of Medicare Part B health premiums and the State is authorized to self-insure all or parts of the New York State Health Insurance Plan.

As of March 31, 2010, the State had approximately 195,792 full-time equivalent annual salaried employees funded from all funds including some part-time and temporary employees but excluding seasonal, legislative and judicial employees. The workforce is now 15 percent smaller than it was 20 years ago, when it peaked at 230,600 positions. The State expects to end the 2010-11 fiscal year with a total of 191,997 filled positions, after implementation of workforce savings initiatives, which include workforce changes of certain youth facilities, agency consolidations, early retirement incentives, and the continuation of statewide hiring controls. The State workforce subject to Executive control is expected to total 128,165 full time equivalent positions at the end of 2010-11, a reduction of approximately 3,576 from 2009-10 levels.

The gap-closing plan reduces planned capital projects spending financed with State-supported debt by $1.6 billion over a five-year period, beginning in 2010-11. The reductions are expected to provide over $130 million in annual debt service savings when fully implemented. The capital reductions are expected to help the State maintain sufficient debt capacity. The plan also includes $100 million in debt management savings from refundings and other measures.

Revenue Actions

The Updated Financial Plan includes $1.0 billion in revenue increases. Tax actions include an increase in the tax on cigarettes and tobacco products, a temporary elimination of the clothing exemption, a temporary cap on the aggregate tax credit claims for business related tax credits at $2 million per taxpayer per year, and a decrease in the percentage of allowable itemized deductions for taxpayers with income above $10 million.

Tax credits extended to the film industry and a restructured Empire Zone program result in additional costs to the Updated Financial Plan, beginning in 2012-13.

Non-Recurring Resources

The Enacted Budget relies on $660 million in non-recurring resources in 2010-11. The largest item in this category is the use of the Temporary Assistance for Needy Families (“TANF”) Emergency Contingency Fund to pay for expenses that would otherwise be incurred by the General Fund in 2010-11. The Emergency Contingency Fund is a one-time ARRA authorization. Accordingly, it is not expected to be available in future years.

Other non-recurring resources include altering the timing of a planned payment under the Physician’s Excess Medical Malpractice program; additional recoveries from both the New York County District Attorney and the Department of Law; and recovering excess aid payments made to school districts in prior years.

2009-10 Deficit Reduction Plan

DOB estimates that the DRP approved on December 2, 2009 will generate recurring savings in the range of $700 million to $875 million in fiscal years 2010-11 through 2013-14.

Projected Closing Balances

General Fund. The State ended 2009-10 with a General Fund balance of $2.3 billion, including $1.2 billion in the rainy day reserves and $906 million resulting from the deferral of certain payments from 2009-10 into 2010-11. The latter amount was disbursed when the deferred payments were made in the first quarter of 2010-11.

Under the Enacted Budget Financial Plan, after gap-closing actions, the year-end balance is expected to total $1.4 billion in 2010-11, an annual decrease of $917 million. The State’s principal reserve funds are expected to remain unchanged, but the reserve created in 2009-10 would be utilized in its entirety. In addition, the balance in the Community Projects Fund, which finances discretionary (“member item”) grants allocated by the Legislature and Governor is expected to decline by $11 million from 2009-10. This is the result of $154 million in deposits authorized in prior years and scheduled for 2010-11, offset by $165 million in projected spending in 2010-11. The estimate for spending from the Community Projects Fund is based on historical patterns and may be lower in 2010-11 as a result of the Governor’s vetoes of member-item reappropriations. Lower than planned spending would increase the fund balance in the Community Projects Fund.

As of November 9, 2010, the General Fund is estimated to end the 2010-11 fiscal year with a balance of $1.4 billion, unchanged from the Enacted Budget Financial Plan. The closing balance depends on successful implementation of actions to eliminate the estimated budget gap of $315 million without the use of existing reserves. The estimate for spending from the Community Projects Fund is based on historical patterns and may be lower in 2010-11 as a result of the Governor’s vetoes of member-item reappropriations.

The estimated closing balance includes $1.0 billion in the State’s Tax Stabilization Reserve, which can be used to finance an unanticipated deficit at the end of the fiscal year, $175 million in the Rainy Day Reserve, which can be used if certain economic criteria are met, $85 million in the Community Projects Fund, which is reserved to finance existing “member item” initiatives, $73 million for debt management purposes, and $21 million in the Contingency Reserve for litigation risks.

All Governmental Funds. DOB projects the State will end the 2010-11 fiscal year with a balance of $3.5 billion in All Governmental Funds. The balance consists of $1.4 billion in the General Fund, $1.7 billion in State Special Revenue Funds, $422 million in Federal Operating Funds, $364 million in Debt Service Funds and a negative balance of $275 million in Capital Projects Funds. The year-end balance depends on successful implementation of actions to eliminate the current-year gap.

2010-11 Disbursements Forecast

As of November 9, 2010, General Fund disbursements, including transfers to other funds, are estimated at $55.7 billion in 2010-11, an increase of $153 million from the Enacted Budget Financial Plan. Likewise, spending has been increased in subsequent years. The most significant revisions are summarized below.

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Medicaid: Gross State-share spending for Medicaid has been increased by approximately $800 million annually, due in part to actual and anticipated growth in the number of people enrolled in the program. Based on the updated estimates, more than 200,000 new enrollees are expected to enter Medicaid in the 2010-11 fiscal year, bringing total enrollment to 4.9 million. In addition, higher State costs are driven by the Federal government increasing its share of rebates from drug manufacturers pursuant to Federal Health Care Reform; reconciliation of 2008 payments for the reimbursable portion of nursing home revenue assessments; and the impact of revisions to the HCRA operating forecast.

In 2010-11, the gross increase in State-share Medicaid spending is offset in part by certain non-recurring resources. Reconciliation of State fiscal year (“SFY”) 2009-10 local Medicaid obligations under the Medicaid Cap forms the basis for final enhanced FMAP shares under ARRA. The Updated Financial Plan is adjusted for $300 million in State funding previously reserved for this reconciliation ($208 million in SFY 2010-11). Furthermore, the local reconciliation also informs the lower distribution of the ARRA enhancement on the State’s “clawback” payments for certain dually eligible (Medicare and Medicaid) recipients’ drug benefit under Medicare Part D. This reduction decreases the State’s expenditures by $223 million in SFY 2010-11 ($38 million in SFY 2011-12). The combination of all 2010-11 Medicaid revisions results in a net increase in costs of $368 million.

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Social Services: Spending projections for child welfare services have been reduced by approximately $120 million annually based on updated claiming data from social service districts. In addition, projected spending for other programs, and the reconciliation of the human services cost-of-living adjustment (“COLA”) based on statutorily defined inflationary increases, has been lowered.

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School Aid: The September 2010 update to the school aid database resulted in higher than projected costs beginning in the 2011-12 school year. The costs reflect additional claims filed since the Enacted Budget Financial Plan, and updated wealth and demographic information reported by school districts. The Updated Financial Plan projections also reflect the impact of a revised estimate of demographic and enrollment factors within the Foundation Aid formula. Based on statute, additional school year obligations from 2010-11 are to be paid in State fiscal year 2011-12. As in prior years, updated school district data and additional claims have resulted in a cost increase to the State’s multi-year Financial Plan, subsequent to the Enacted Budget agreements.

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Lottery/Video Lottery Terminal (“VLT”) Aid for Education: Receipts from statewide lottery games continue to fall below expectations, reflecting in part the impact of the economic downturn. DOB has lowered the estimate of lottery receipts expected to be available for School Aid across the Financial Plan forecast period.

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Higher Education: Current economic conditions, in particular high unemployment rates, have contributed in part to the recent upward trend in student enrollment in SUNY and CUNY community colleges. Similarly, increased spending under the Tuition Assistance Program (“TAP”) grant award program is expected due to the increased enrollment in institutions of higher education.

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Transportation/Motor Vehicles: The General Fund subsidy provided to the Dedicated Highway and Bridge Trust Fund (“DHBTF”) has been revised across the plan period as a result of changes in estimated spending levels for capital projects, debt service costs, and other receipts.

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Public Safety/Criminal Justice: General Fund spending projections have been increased to reflect additional disaster relief aid, and a downward revision to expected revenues from the Motor Vehicle Law Enforcement fee that is used to support State Police costs.

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Fringe Benefits: Reflects multi-year upward revisions for health insurance costs for State employees and retirees mainly due to three factors: delays in the State’s progress in self-insuring parts of the New York State Health Insurance Plan (“NYSHIP”); reduced savings from the implementation of the Medicare Part B premium sharing legislation enacted as part of the 2010-11 budget; and projected increases due to Federal Health Care Reform and premium rate changes. Reductions in the State’s salary base are expected to reduce pension and social security costs, compared to the Enacted Budget Financial Plan forecast.

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Mental Hygiene: The revisions reflect two-year net savings of $10 million for 2010-11 and 2011-12, excluding the impact of the workforce reduction plan. The major changes include reduced projected spending of approximately $40 million for the human service COLA based on the current statutory formula (a decrease from an annual increase of 3.5 percent to 1.2 percent in 2011-12). This is partially offset by higher estimated costs for a recent Federal District Court decision mandating additional supported housing and support services, such that, as of November 2010, costs are projected to be $4 million in 2010-11 and $45 million in 2011-12, or $8 million more than projected previously, as well as $12 million in additional costs based on the latest projected civil confinement caseload for the Sex Offenders Management Treatment Act (“SOMTA”) program.

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Timing of Outstanding Labor Settlements: The Enacted Budget Financial Plan included estimated spending in 2010-11 to finance potential agreements with labor unions that had not yet reached settlements for the period from 2007-08 through 2010-11. Based on the status of negotiations and the timetable for ratification, it no longer appears likely than any spending for potential agreements will occur in the 2010-11 fiscal year.

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Allocation of Statewide Agency Operational Savings: The Enacted Budget Financial Plan included $500 million in planned savings from statewide reductions in agency spending. The estimated spending for each agency has been revised to reflect its share of the reductions. Savings were anticipated from, among other things, workforce reductions that include the early retirement incentive plan, hiring freezes, layoffs, eliminating positions through attrition, delaying planned hiring of staff, encouraging participation in the voluntary reduction in work schedule program, eliminating funded vacancies and temporary positions, and enhancing controls for reducing overtime costs. Operational efficiencies that reduce costs in contractual services, supplies and materials, equipment purchases and travel expenses are also expected. Total savings at a level comparable to the Enacted Budget Financial Plan projections are expected by the end of fiscal year 2011-12, with lower than expected savings in 2010-11 and higher savings in 2011-12.

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Allocation of FMAP Contingency Reductions: The Enacted Budget Financial Plan mandated uniform reductions to most local assistance payments to cover the difference between the $1.1 billion in savings counted on in the proposed 2010-11 Financial Plan from enhanced FMAP and the actual amount ultimately approved by the Federal government. DOB calculated this difference at $281 million. The payment reductions to local assistance spending began taking effect in mid-September 2010, as provided by law, and have been allocated to agency budgets in the Updated Financial Plan.

Receipts Forecast

General Fund receipts, including transfers from other funds, are estimated to total $54.5 billion in 2010-11, a decrease of $162 million compared to the Enacted Budget Financial Plan. Lower estimated tax receipts are expected to be offset in part by higher receipts from other sources, including miscellaneous receipts and non-tax transfers from other funds.

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Tax Receipts: Projected tax receipts have been reduced in each year of the Financial Plan, based on updated economic information and actual tax collection results through September 2010. Excluding the impact of debt service changes affecting the transfer of tax receipts to the General Fund, tax receipts in 2010-11 have been reduced by $278 million compared to the Enacted Budget forecast. As of November 2010, the annual estimate for tax receipts had been reduced by less than the year-to-date variance due to a change in the timing of receipts from business tax audits, which DOB had originally expected to be settled before September 2010 but now anticipates will occur later in the fiscal year.

Personal income tax receipts have been revised downward by approximately $300 million annually, reflecting weakness in quarterly estimated payments. Receipts from user taxes have been reduced in the 2010-11 fiscal year based on consumer spending data and actual collections, but are expected to rebound in 2011-12 as the economy continues to slowly improve. Cigarette tax receipts have been reduced due to the litigation over on the State’s ability to collect certain taxes on Native American reservations, affecting receipts in both the General Fund and HCRA. Projected receipts from business taxes and other taxes have been increased modestly in both 2010-11 and 2011-12, reflecting unanticipated strength in estimated payments from banks and the performance of the real estate sector.

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Other Receipts: The reduction in estimated annual tax receipts in 2010-11 is offset in part by higher than expected receipts from other sources. These unplanned receipts include legal recoveries, surplus workers compensation funds, and transfers related to reductions in statewide agency operations financed by special revenue funds. In addition, the State realized a one-time benefit of $43 million from the termination of its existing synthetic variable rate swaps in September 2010.

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Accounting Reclassifications: The Updated Financial Plan includes accounting reclassifications related to the transfer of money to and from the General Fund. The reclassifications have no impact on the net operating forecast (e.g., a reduction in planned transfers from other funds is offset by a commensurate reduction in planned transfers to other funds). The most sizeable reclassification is related to the adjustment of spending for mental hygiene services between the General Fund and State special revenue funds, which has the effect of reducing transfers to and from the General Fund by an equal amount.

All Funds Receipts Projections

2010-11 All Funds Receipts Overview

All Funds receipts are projected to total $135.2 billion for 2010-11, comprising tax receipts ($61.4 billion), Federal grants ($50.6 billion) and miscellaneous receipts ($23.2 billion). The total All Funds receipts estimate of $135.2 billion represents an increase of nearly $8.5 billion (6.7 percent) above 2009-10 results. This growth is comprised of increases in Federal grants of $5.0 billion (11.1 percent) and taxes of nearly $3.8 billion (6.6 percent), which is slightly offset by decreases in miscellaneous receipts of $339 million (1.4 percent).

Total State Funds receipts are estimated at $84.6 billion, an expected increase of $3.5 billion (4.3 percent) from 2009-10 actual results. State Funds taxes are estimated to increase by nearly $3.8 billion (6.6 percent).

Total General Fund receipts, including transfers, are estimated at nearly $54.5 billion, an increase of nearly $2.0 billion (3.7 percent) from 2009-10 results. The annual increase in General Fund tax receipts is estimated at 7.3 percent. General Fund miscellaneous receipts are estimated to decrease by 26.4 percent from 2009-10 results, primarily due to the loss of one-time revenues such as payments from the Power Authority of the State of New York (“PASNY”), and the timing of payments from public utility companies made pursuant to § 18a of the Public Service Law.

After controlling for the impact of Tax Law changes, base tax revenue is estimated to increase by 2.3 percent for fiscal year 2010-11.

Fiscal Year 2011-12 Overview

Total All Funds receipts are expected to reach nearly $134.7 billion, a decrease of $569 million (0.4 percent) from 2010-11 estimated receipts. All Funds tax receipts are projected to increase by nearly $4.1 billion (6.6 percent). All Funds Federal grants are expected to decrease by nearly $4.3 billion (8.5 percent). All Funds miscellaneous receipts are projected to decrease by $347 million (1.5 percent) over the prior year.

Total State Funds receipts are projected to be nearly $88.4 billion, an increase of close to $3.8 billion (4.5 percent) from 2010-11 estimated receipts.

Total General Fund receipts (including transfers from other funds) are projected to be nearly $57.1 billion, an increase of over $2.5 billion (4.7 percent) from 2010-11 estimated receipts. General Fund tax receipts are projected to increase by 7.1 percent from 2010-11 estimates, and General Fund miscellaneous receipts are projected to decrease by 1.4 percent.

After controlling for the impact of policy changes, base tax revenue is expected to grow by 8.1 percent for fiscal year 2011-12.

Change from Enacted Budget Financial Plan

All Funds receipts estimates for the 2010-11 fiscal year have been revised upward slightly from the Enacted Budget Financial Plan. 2010-11 fiscal year All Funds tax receipt estimates have been lowered by $343 million since the Enacted Budget Financial Plan due to reductions in personal income and user taxes partially offset by increases in business and other taxes. The decrease in personal income and user taxes represents lower expected estimated payments and consumer spending, respectively, than previously anticipated. The increase in business and other taxes is the result of better than expected estimated payments from banks, and real estate sector performance, respectively. Miscellaneous receipts have been revised upward by $204 million, while Federal grants have been revised up by nearly $1.1 billion.

General Fund receipts for fiscal year 2010-11 have been revised down by $267 million from the Enacted Budget Financial Plan, reflecting a $232 million reduction in taxes and a $35 million reduction in miscellaneous receipts.

Adjusted Annual Spending Growth

The projections for annual spending growth are affected by both the management of payments at the end of 2009-10 and, in the case of Federal Funds and All Funds spending, by the uncertainties concerning the timing of Federal pass-through aid. The latter consists of ARRA stimulus money for a wide range of purposes that provides no gap-closing benefit, but by law must pass through the State’s Financial Plan before it reaches its beneficiary. To avoid the distorting effect of these factors, DOB has adjusted spending to (a) exclude the impact of the deferral of the $2.06 billion end-of-year school aid payment from 2009-10 into 2010-11 and (b) include $2.0 billion in Federal ARRA pass-through spending that was expected in 2009-10.

As of November 2010, All Funds spending in 2010-11 was projected to total $135.3 billion, an increase of $1.5 billion from the Enacted Budget Financial Plan. Higher General Fund spending, primarily for Medicaid, contributes nearly $350 million to the increase. The remaining increase since the Enacted Budget Financial Plan is mainly due to an updated estimate of Federal aid, particularly in the areas of health care, welfare, and school aid, including the new Federal Education Jobs Fund and Race to the Top program.

The annual spending growth in State Operating Funds is affected by the rapid annual increase in debt service and fringe benefits, which are difficult to control in the short-term due to existing constitutional, statutory and contractual obligations. Together, these costs are projected to increase by over $1.0 billion in 2010-11.

Debt service on State-supported debt is projected to increase by $510 million (10.3 percent) in 2010-11, with approximately 35 percent of the growth due to the restructuring of certain transportation-related debt in 2005 that deferred substantial debt service costs until 2010-11. Overall spending from debt service funds, which includes certain non-personal service spending appropriated in the debt service budget, increases by roughly $550 million.

Spending on fringe benefits is projected to increase by $535 million, an increase of 12.5 percent. Growth in fringe benefits is due principally to increases in the State’s annual contribution to the New York State and Local Retirement System and the cost of providing health insurance for active and retired State employees. Pension costs are expected to increase by $313 million (27.1 percent) in 2010-11. The growth assumes that $242 million in State pension costs will be amortized in 2010-11, as authorized in the 2010-11 Enacted Budget.

Recent Developments

Overall, the slowdown in economic growth has been more pronounced than expected and has contributed to lower than expected tax collections and higher than expected Medicaid costs. Through September 30, 2010, General Fund tax receipts were approximately $510 million below planned levels. Medicaid spending over the same period exceeded estimates by over $110 million. In addition, litigation against the State has constrained the State’s ability to collect certain taxes on Native American reservations at the levels budgeted in the Enacted Budget Financial Plan.

As of November 9, 2010, in light of results and updated program information, DOB has lowered the annual estimate for General Fund tax receipts by approximately $278 million in 2010-11, which is less than the variance through that date due to changes in the timing of when certain receipts are expected to be received. At the same time, DOB has increased estimated Medicaid spending by $368 million for 2010-11, and by an average of approximately $800 million annually thereafter. Lower than anticipated spending in other areas of the budget, including child welfare services and labor settlements, and the availability of resources that have materialized since the time of budget enactment, are expected to offset, in part, the tax receipts shortfall and Medicaid overruns in 2010-11.

The Enacted Budget Financial Plan included $500 million in savings from across-the-board reductions to State agency operations. In 2010-11, savings are expected to fall approximately $150 million below planned levels, due to implementation constraints, but to exceed budgeted savings in 2011-12 by an equivalent amount, as the full annual benefit of measures is realized.

Due to these and other revisions, which are summarized in more detail below, as of November 9, 2010, DOB estimates that the General Fund has a budget gap of $315 million in the 2010-11 fiscal year. The projected budget gaps for 2011-12 and beyond have also grown compared to the Enacted Budget Financial Plan forecast. The Updated Financial Plan projects a budget gap for 2011-12, which a new gubernatorial administration would be required to address in the Executive Budget that was due on February 1, 2011, of $9.0 billion, an increase of $850 million from the Enacted Budget Financial Plan forecast.

The Updated Financial Plan projects gaps in future years, which will be materially affected by the level of recurring actions ultimately approved to balance the 2011-12 fiscal year, of $14.6 billion in 2012-13 (an increase of $1.2 billion from the Enacted Budget Financial Plan forecast) and $17.2 billion in 2013-14 (an increase of $1.7 billion).

To address the estimated budget gap in 2010-11, as of November 9, 2010, the Governor was expected to ask the Legislature to address the shortfall in a fashion similar in scope to that approved as part of the FMAP contingency plan authorized in the Enacted Budget Financial Plan. As of November 9, 2010, the Governor was expected to ask the Legislature to approve reductions beyond the level needed to eliminate the 2010-11 budget gap, and to agree that any excess be used to fund priority initiatives, including legislation passed by the Legislature and vetoed by Governor Paterson for fiscal reasons in 2010. Based on preliminary calculations, DOB estimates that spending for State programs would need to be reduced in the range of 1.5 to 2 percent over the remainder of the fiscal year to achieve a General Fund savings target of approximately $375 million. The actual percentage reduction would depend on the scope of programs affected and the estimated cash disbursements for the remainder of the year.

There can be no assurance that the Legislature will approve any proposed reductions in planned State spending. Accordingly, the potential reductions are not included in the four-year Financial Plan projections by agency and Financial Plan category set forth in Updated Financial Plan. DOB expects to allocate the multi-year impact of any reductions approved by the Legislature in the Financial Plan projections that will accompany the Executive Budget for 2011-12.

2010-11 FINANCIAL PLAN AND OUTYEAR PROJECTIONS

The multi-year forecast reflects the impact of the 2010-11 Enacted Budget and updated assumptions concerning economic performance, revenue collections, spending patterns, and projections for the current-services costs of program activities.

In evaluating the State’s outyear operating forecast, it should be noted that the reliability of the estimates as a predictor of the State’s future fiscal condition is likely to diminish as one moves further from the current year and budget year estimates. Accordingly, in terms of the outyear projections, 2011-12 is the most relevant from a planning perspective, since any gap in that year must be closed with the next budget and the variability of the estimates is likely to be less than in later years. DOB provides quarterly revisions to its multi-year estimates.

Budget Gaps

In the General Fund, the projected budget gaps total approximately $9.0 billion in 2011-12, $14.6 billion in 2012-13, and $17.2 billion in 2013-14. The net operating deficits in State Operating Funds are projected at $9.1 billion in 2011-12, $14.2 billion in 2012-13, and $16.9 billion in 2013-14.

The imbalances projected for the General Fund and State Operating Funds in future years tend to be very similar. This is because the General Fund is typically the financing source of last resort for many State programs, and any imbalance in other funds that cannot be rectified by the use of existing balances is typically paid by the General Fund.

The growth in the gaps between 2010-11 and 2011-12 is caused in large part by the expiration of Federal stimulus funding for Medicaid and education, which is expected to result in approximately $5.4 billion in costs reverting to the General Fund, starting in 2011-12. The annual growth in the gap is also affected by the sunset, at the end of calendar year 2011, of the temporary personal income tax increase enacted in 2009-10, which is expected to reduce 2011-12 receipts by more than $1 billion from 2010-11 levels.

Spending

General Fund spending is projected to grow at an average annual rate of 12.8 percent from 2010-11 through 2013-14.8 Spending growth in the General Fund is projected to increase sharply in 2011-12, reflecting an expected return to a lower Federal matching rate for Medicaid expenditures after June 30, 2011, which will increase the share of Medicaid costs that must be financed by State resources, and the expected loss of temporary Federal aid for education. Excluding these stimulus-related effects, which temporarily suppress General Fund costs in 2010-11 and the first quarter of 2011-12, General Fund spending grows at approximately 8.7 percent on a compound annual basis.

State Operating Funds spending is projected to grow at an average annual rate of 9.8 percent through 2013-14.8 For both the General Fund and State Operating Funds, spending growth is driven by Medicaid, education, pension costs, employee and retiree health benefits, and social services programs.

[8]	The 2010-11 estimate is adjusted to exclude $2.1 billion in school aid payments that were budgeted in 2009-10 but paid in 2010-11.

The spending projections do not incorporate any estimate of potential new actions to control spending in 2010-11 or future years; any potential continuation of Federal stimulus aid beyond the first quarter of 2011-12; and any costs for future collective bargaining agreements beyond the April 1, 2011 expiration of the current four-year contracts for most unions. For the first time, the forecast includes an initial estimate of the effect of national health care reform on State health care costs.

Receipts

State tax receipts are projected to grow at an average annual rate of 4.3 percent from 2010-11 through 2013-14. This is consistent with a projected return to modest economic growth in the New York economy in the second half of 2010. Receipts growth is affected by the tax changes approved in the Enacted Budget, as well as in prior fiscal years, and by tax compliance and anti-fraud efforts. These factors are expected to continue to enhance expected receipt growth through 2013-14.

Total disbursements for 2010-11 have been restated to exclude the $2.1 billion in school aid that was planned for March 2010 but paid in June 2010.

State Operating Funds Projections

The annual spending changes are affected by the expiration of Federal stimulus funding for Medicaid, school aid, and other purposes, which is expected to result in approximately $5.4 billion in costs reverting to the State starting in 2011-12. The 2010-11 disbursements for school aid are further affected by the deferral of $2.1 billion in planned spending for 2009-10 to 2010-11.

Multi-Year Receipts

The economic forecast calls for a gradual acceleration of the recovery in employment and wages that commenced earlier in 2010-11. This increases the economic base on which the outyear revenue forecast is built. Overall, receipts growth in the three fiscal years following 2011-12 is expected to grow consistently with the projected moderate growth in both the U.S. and New York economies.

All Funds tax receipts in 2012-13 are projected to reach nearly $66.4 billion, an increase of $838 million (1.3 percent) from 2011-12. All Funds tax receipts in 2013-14 are expected to increase by $3.3 billion (5.0 percent) over the prior year. General Fund tax receipts are projected to reach $42.8 billion in 2012-13 and $45.0 billion in 2013-14.

Grants to Local Governments

Medicaid (Department of Health)

The State’s share of Medicaid is financed with a combination of General Fund and HCRA resources. Local governments are also required to share in the costs of the program. The Federal government is financing an additional share of Medicaid costs for October 2008 through June 30, 2011, which temporarily lowers the State’s costs for the program.

Medicaid growth over the plan period is affected by estimates of increasing Medicaid enrollment, rising costs of provider health care services (particularly in managed care), and higher levels of utilization, as well as the expiration of the temporarily enhanced levels of Federal aid. The number of Medicaid recipients is expected to total 4.9 million at the end of 2010-11, an increase of 5.9 percent from the 2009-10 caseload of 4.5 million.

The expiration of the enhanced FMAP share substantially increases State-funded spending for Medicaid in 2011-12. However, even after adjusting for the impact of enhanced FMAP, State spending for Medicaid is expected to grow significantly over the multi-year Financial Plan, increasing at an average annual rate of 9.6 percent, from $15.9 billion in 2010-11 to $20.9 billion in 2013-14. Overall Medicaid growth results, in part, from the takeover of local Medicaid costs under the cap, the combination of projected increases in service utilization, and medical care cost inflation that affects nearly all categories of service (e.g., hospitals, nursing homes), as well as rising enrollment levels.

In addition, the payment of an extra weekly cycle to providers adds an estimated $400 million in 2011-12.

School Aid

School aid spending includes foundation aid; Universal Pre-Kindergarten (“UPK”); and expense-based aids such as building aid, transportation aid, and special education aids. School aid spending is supported by the General Fund, as well as lottery revenues (including VLTs). On a school year basis, school aid is projected to grow at an average annual rate of 10.5 percent, from $21.2 billion in 2010-11 to $28.6 billion in 2013-14.

Growth in 2011-12 is primarily due to the elimination of the one-time gap elimination adjustment, increases in expense-based aids and the phase-in of foundation aid over a seven-year period. Growth in 2012-13 and beyond is primarily due to increases in foundation aid and UPK increases in expense-based aids such as building aid and transportation aid.

On a State fiscal-year basis, school aid spending is projected to grow on average $2.7 billion annually from 2011-12 to 2013-14.

Over the multi-year Financial Plan period, revenues available to finance school aid from core lottery sales are expected to increase nominally. Revenues from VLTs in 2010-11 reflect the $380 million one-time franchise payment received by the State in September 2010 from the sale of VLT development rights at Aqueduct. Revenues from VLTs are expected to grow in future years, augmented by the anticipated opening of a VLT facility at Aqueduct racetrack by October 2011.

Mental Hygiene

Mental hygiene spending (excluding capital and debt service) is projected to grow by approximately $270 million annually (7 percent), reaching a total of $4.3 billion in 2013-14. Sources of operating growth include: increases in the projected State share of Medicaid costs; projected expansion of the various mental hygiene service systems, including increases primarily associated with the OPWDD NYS-CARES program; the New York/New York III Supportive Housing agreement and community beds that, as of November 9, 2010, are under development in the Office of Mental Health (“OMH”) pipeline, as well as additional funds for supported housing beds and associated support services pursuant to a Federal district court decision; and several chemical dependence treatment and prevention initiatives in the Office of Alcoholism and Substance Abuse Services, including treatment costs associated with recent reforms to the Rockefeller drug laws.

Social Services

The State share of Office of Children and Family Services spending is expected to grow by approximately $200 million annually through 2013-14 primarily driven by growth in local claims-based programs. Spending by the State’s Office of Temporary and Disability Assistance (OTADA) is projected to increase by $559 million from $1.2 billion in 2010-11 to $1.7 billion by 2013-14, due to the anticipated loss of TANF Emergency Contingency Fund grants that were used to support public assistance costs that would otherwise have been paid for with State resources.

State Operations

Growth in State Operations spending over the multi-year Updated Financial Plan is concentrated in agencies that operate large facilities, such as SUNY, Corrections, and the mental hygiene agencies, as well as the

Judiciary. The main causes of growth include expiration of the enhanced FMAP that lowers State costs for portions of mental hygiene spending, the timing of outstanding labor agreements, inflationary increases in operating costs, and ongoing initiatives, including the civil commitment program for sexual offenders, and medical and pharmacy costs in the areas of mental hygiene and corrections.

Personal Service

Personal service spending includes wages and compensation for overtime, holiday and temporary services. It does not include fringe benefits, which are accounted for under General State Charges. Personal service spending increases reflect the impact of settled labor contracts, salary adjustments for performance advances, longevity payments and promotions. Growth in personal service is affected by the expiration of enhanced FMAP, which temporarily reduced the State-share costs of operating the mental hygiene system; increased spending in SUNY hospitals due to SUNY downstate Medical Center’s acquisition of Long Island College Hospital; the costs of improved care and treatment for inmates with mental illness; and anticipated needs for Office of Court Administration.

Non-Personal Service

Non-personal service spending represents the costs of operations other than employee wages and benefits. It includes utilities, rent, equipment, supplies and materials, telecommunications, information technology, travel, training, medical supplies, prescription drugs, and certain contractual obligations. Spending is expected to grow by an average of 3 percent annually through 2013-14, and is concentrated in agencies that operate large facilities.

Significant cost increases are expected for food, prescription drugs, and energy costs in State facilities (including prisons, youth facilities, and mental hygiene facilities); increased spending in SUNY hospitals due to SUNY Downstate Medical Center’s acquisition of Long Island College Hospital; costs for developing the new Statewide Financial System; and targeted initiatives including increasing staff-to-youth ratios and improving mental health services for youth residing in State-operated juvenile justice facilities.

General State Charges

General State Charges account for the costs of fringe benefits provided to State employees and retirees of the Executive, Legislative and Judicial branches, as well as for certain fixed costs. General State Charges are projected to grow at an average annual rate of 10.1 percent from 2010-11 through 2013-14. The growth is mainly due to anticipated cost increases in pensions and health insurance for active and retired State employees.

The State’s 2010-11 ERS pension contribution rate as a percentage of salary is expected to grow from 12.1 percent in 2010-11 to 23.5 percent in 2013-14. The PFRS pension contribution rate is expected to be 18.3 percent in 2010-11, and is projected to grow to 31.4 percent by 2013-14.

The Enacted Budget Financial Plan permits local governments and the State to amortize a portion of their pension costs beginning in 2010-11. Specifically, pension contribution costs in excess of the amortization thresholds, which are 9.5 percent for ERS and 17.5 percent for PFRS in 2010-11, may be amortized. The authorizing legislation also permits amortization in all future years if the actuarial contribution rate is greater than the amortization threshold, which may increase or decrease by no more than one percentage point for each year. Repayment of the amortized amounts is to be made over a ten-year period at an interest rate to be determined by the State Comptroller. For 2010-11 amortizations, the Comptroller has set the interest rate at 5 percent. For planning purposes, the Financial Plan assumes that the State will amortize pension costs, consistent with the provisions of the authorizing legislation. The amounts assumed to be amortized over the Financial Plan period total $242 million in 2010-11, $552 million in 2011-12, $755 million in 2012-13, and $1.0 billion in 2013-14.

Beginning in 2011-12, pension costs also include the State’s payment for the retirement incentives approved in the fall of 2010. The Financial Plan assumes an annual State payment of $70 million, beginning in 2011-12.

Spending for employee and retiree health insurance costs is expected to grow at a consistently high rate through 2013-14, with annual growth reflecting an annual premium increase of approximately 7 percent.

Transfers to Other Funds (General Fund Basis)

General Fund transfers help finance certain capital activities, the State’s share of Medicaid costs for State-operated mental hygiene facilities, debt service for bonds that do not have dedicated revenues, and a range of other activities.

A significant portion of the capital and operating expenses of the Department of Motor Vehicles (“DMV”) are funded from DHBTF. The Fund receives dedicated tax and fee revenue from the Petroleum Business Tax, the Motor Fuel Tax, the Auto Rental Tax, highway use taxes, transmission taxes and motor vehicle fees administered by DMV. The Financial Plan includes transfers from the General Fund that effectively subsidize the expenses of the DHBTF. The subsidy is required because, as of November 9, 2010, the cumulative expenses of the fund—capital and operating expenses of the Department of Transportation (“DOT”) and DMV, debt service on DHBTF bonds and transfers for debt service on bonds that fund Consolidated Highway Improvement Programs (“CHIPs”) and local transportation programs—exceed current and projected revenue deposits and bond proceeds.

Transfers to other funds are expected to total $6.8 billion in 2011-12, an annual increase of over $1 billion, or 18.2 percent. This increase is mainly due to higher costs related to the State share of Medicaid costs for mental hygiene services, capital projects and debt service.

Support for capital projects is expected to increase by over 35 percent in 2011-12 mainly for economic development projects, statewide technology initiatives, and capital project activity for SUNY, CUNY and Corrections.

Increases in all other transfers reflect the need to supplement resources available for the mental hygiene system and to fund the development of the State’s new financial management system.

Debt Service

As of November 9, 2010, the projected debt outstanding for the 2010-11 fiscal year was $56,629 million, the projected debt issuance was $5,213 million and the projected debt service was $6,006 million. These figures reflect changes from September 2010 projections, including accelerated bonding in 2010-11 for AMD, the Aqueduct VLT facility, mental health facilities, and SUNY Dormitories, as offset by reductions in bonding for transportation purposes, as well as other education and economic development activities.

Also reflected is $143 million in 2010-11 debt service savings, of which $112 million has been achieved. This primarily results from bond refinancings, the use of Build America Bonds (BABs, as authorized by the Federal Government under ARRA), the termination of excluded agreement swaps, and other reestimates.

2010-11 FINANCIAL PLAN RECEIPTS FORECAST

Financial Plan receipts comprise a variety of taxes, fees, charges for State-provided services, Federal grants, and other miscellaneous receipts. The receipts estimates and projections have been prepared by DOB on a multi-year basis with the assistance of the Department of Taxation and Finance and other agencies responsible for the collection of State receipts.

Overview of the Revenue Situation

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The unsteady recovery of the national and New York State economies is expected to translate into receipts growth for the first time in two years. DOB anticipates that the wage growth that began early in 2010 coupled with positive corporate earnings and a projected rebound in employment later in the year should lead to positive receipts growth in 2010-11.

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After five consecutive years of growth averaging 9.5 percent per year, base receipts slipped by 3 percent in 2008-09 and plunged another 12.3 percent in 2009-10, as the result of the recession which began in 2008.

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The nascent recovery is expected to result in base receipts growth of 2.2 percent in 2010-11 and further improvement in 2011-12 after employment growth returns in earnest. The 2007-08 base receipts All Funds tax receipts peak is not expected to be reached again until 2011-12.

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The return of corporate profits in general, and the financial sector profits so vital to New York’s economy in particular, are expected to result in both increases in finance and insurance sector bonuses and stepped up business tax receipts growth in 2010-11 and 2011-12.

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The forecast assumed a shift in taxable capital gains realizations from tax year 2011 into tax year 2010 (resulting in increased 2010-11 receipts) as a result of the expected sunset of preferential Federal tax rates on capital gains on December 31, 2010. If Federal action results in complete or partial continuation of lower rates for all or a portion of taxpayers, these gains will be realized over the long run, not in 2010-11.

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Absent the impact of high income provisions enacted in 2009 and 2010, estimated personal income tax liability plunged 16.6 percent in 2009 and was projected to increase by 11.8 in 2010. The 2009 fall was the result of the continuing overall impact of the recession, and in particular, the impact on the real estate and financial sectors. The anticipated high growth rate in 2010 was due, in part, to the expected movement of wages and capital gains realizations from 2011 or later into 2010 to take advantage of expiring lower Federal tax rates. Positive wage and income growth that began in early 2010 and the employment growth anticipated to follow later in the year was also expected to play a role.

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After a vigorous retreat during 2008-09 and 2009-10, consumer spending on taxable goods and services was expected to improve somewhat during 2010-11, driven by increasing disposable income, employment, and a pickup in vehicle sales after a long drought. Despite this improvement, the pre-recession sales tax collections peak is not expected to be reached until 2011-12.

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The bulk of the $4.1 billion (7.2 percent) increase in All Funds tax receipts from 2009-10 to 2010-11 is the result of the full-year impact of the 2009 and 2010 high income personal income tax provisions ($2.1 billion) and other actions taken in the 2010-11 Enacted Budget ($1.3 billion).

All Funds receipts are projected to total $134.3 billion, an increase of $7.5 billion over 2009-10 results.

Base growth in tax receipts of 2.2 percent is estimated for fiscal year 2010-11, after adjusting for law changes, and should improve further in 2011-12. These projected increases in overall base growth in tax receipts are dependent on many factors:

•	Anticipated improvements in overall economic activity, especially in New York City and surrounding counties;

•	Improving profitability and compensation gains among financial services companies;

•	Continued recovery in the overall real estate market, particularly the residential market; and

•	Increases in consumer spending as a result of wage and employment gains.

Personal Income Tax

All Funds personal income tax receipts, which reflect gross payments minus refunds, are estimated at $36.9 billion for 2010-11, a $2.1 billion or 6.2 percent increase from the prior year. This is primarily attributable to increases in withholding of $1.9 billion and estimated payments as of September 2010 of $1.3 billion. These increases are due to the gradual improvement in the economy and full-year compliance with the temporary rate increase enacted in 2009. The growth in the estimated tax is also partly driven by an expected “spin up” in capital gain realizations in 2010 in anticipation of higher Federal capital gains tax rates after tax year 2010. Receipts from delinquencies are projected to increase by $61 million (5.5 percent) over the prior year and final returns are projected to increase by $151 million (8.3 percent). The increase in gross receipts is partially offset by higher refunds of $1.5 billion. This increase reflects the shift of $500 million in tax year 2009 refunds from the first calendar quarter of 2010 to April 2010 for cash management purposes, plus a one-time decline in 2009-10 refunds associated with an accounting adjustment to the State-city offset. Prior year refunds received in 2010-11 for tax year 2009, which increased by $516 million to $5,502 million as a result of the recent economic downturn, also contributed to higher refunds.

User Taxes and Fees

All Funds user taxes and fees receipts for 2010-11 are estimated to be approximately $14.3 billion, an increase of $1.4 billion or 11.2 percent from 2009-10. Sales tax receipts are expected to increase by $946 million from the prior year due to a base growth increase of 6.7 percent. Due to law changes, sales tax receipts are estimated to increase by $366 million. The vast majority of the revenue ($330 million) is expected to come from the elimination of the clothing and footwear tax exemption in 2010-11. Non-sales tax user taxes and fees are estimated to increase by $487 million from 2009-10, mainly due to an increase in the cigarette tax by $1.60 and the full enactment of the taxicab surcharge.

General Fund user taxes and fees receipts are expected to total $8.8 billion in 2010-11, an increase of $723 million or 8.9 percent from 2009-10. The increase largely reflects an increase in sales tax receipts ($678 million) and cigarette tax collections ($43 million).

All Funds user taxes and fees receipts for 2011-12 are projected to be $14.6 billion, an increase of $282 million, or 2.0 percent from 2010-11. This increase largely reflects cigarette tax law changes. General Fund user taxes and fees receipts are projected to total $9.0 billion in 2011-12, an increase of $165 million, or 1.9 percent from 2010-11.

Business Taxes

All Funds business tax receipts for 2010-11 are estimated at $7.7 billion, an increase of $233 million, or 3.1 percent from the prior year. The estimates reflect an increase of $109 million resulting from tax law changes. The deferral of certain tax credits ($100 million) and conforming the State bank tax’s bad debt provisions to the Federal provisions ($15 million) are the major tax law changes. Absent these provisions, All Funds business tax receipts are expected to increase by $124 million or 1.7 percent.

The annual increase in the corporate franchise tax of $796 million is partially offset by year-to-year decreases in the other business taxes. U.S. corporate profits were expected to increase by 24.5 percent in calendar year 2010, contributing to growth of 27.9 percent in year-over-year corporate franchise tax receipts, adjusted for tax law changes. Corporation and utilities and insurance tax receipts were expected to decline modestly as trend liability growth rates in these relatively stable taxes were not expected to surpass the acceleration of cash payments on 2010 liability into the 2009-10 fiscal year that resulted from the increase in the mandatory pre-payment from 30 percent to 40 percent.

All Funds business tax receipts for 2011-12 of $8.4 billion are projected to increase by $722 million, or 9.4 percent over the prior year reflecting rebound-induced growth rates of 9.6 percent and 24.0 percent in corporate franchise tax and bank tax receipts, respectively. Fiscal Year 2011-12 receipts include $423 million in tax law changes, virtually all attributable to the tax credit deferral provisions included in the Enacted Budget. Growth adjusted for tax law changes is estimated to be 5.4 percent.

General Fund business tax receipts for 2010-11 of $5.7 billion are estimated to increase by $343 million, or 6.4 percent above 2009-10 results. Business tax receipts deposited to the General Fund reflect the All Funds trends discussed above.

General Fund business tax receipts for 2011-12 of $6.3 billion are projected to increase by $621 million, or 10.9 percent from the prior year. Corporate franchise tax and bank tax receipts are projected to increase by 9.9 percent and 25.4 percent, respectively, as the income-based taxes continue to recover.

Other Taxes

All Funds other tax receipts for 2010-11 are estimated to be approximately $1.6 billion, up $176 million or 12.8 percent from 2009-10 receipts, reflecting growth of 5.5 percent in the real estate transfer tax receipts and 17.5 percent in the estate tax as a result of improved conditions in the equities, real estate and credit markets, combined with strong payments through September 7, 2010 from the settlement of large estates.

General Fund other tax receipts are expected to be slightly over $1.0 billion in fiscal year 2010-11, an increase of $149 million or 16.8 percent from 2009-10, due to the growth in the estate tax, partially offset by a 5.3 percent decline in the pari-mutuel tax due to the impact of reduced handle.

All Funds other tax receipts for 2011-12 are projected to be nearly $1.6 billion, up $16 million or 1.0 percent from 2010-11, reflecting modest growth in the real estate transfer tax, partially offset by a decline in estate tax receipts. General Fund other tax receipts are expected to total $989 million in fiscal year 2011-12, the result of a decrease of $45 million in estate tax receipts as increases in household net worth are more than offset by a return to a more normal level of settlements of large estates.

Miscellaneous Receipts and Federal Grants

All Funds miscellaneous receipts include monies received from HCRA financing sources, SUNY tuition and patient income, lottery receipts for education, assessments on regulated industries, and a variety of fees and licenses. All Funds miscellaneous receipts are projected to total $23 billion in 2010-11, a decrease of $543 million from 2009-10 results, largely reflecting the impact of non-recurring and accelerated receipts to the State during 2009-10. Sources of receipts during 2009-10, which will not recur or will recur in lesser amounts, include 18-A public utility assessments ($653 million), New York Power Authority contributions ($158 million), Regional Greenhouse Gas Initiative proceeds ($90 million), and Battery Park City Authority resources ($68 million). The total annual decline in miscellaneous receipts also reflects lower bond proceeds available for mental hygiene facility capital improvement ($101 million), lower HCRA receipts ($123 million) and lower receipts from refunds, credits and reimbursements ($101 million). These annual declines were partly offset by growth in other areas, primarily to SUNY revenue growth from expansions at the three SUNY teaching hospitals, enrollment growth, and greater bond proceeds available for SUNY capital projects ($530 million), and increased lottery fund receipts ($380 million) which reflect the one-time receipt of the franchise fee for rights to develop a VLT facility at Aqueduct.

Federal grants help pay for State spending on Medicaid, temporary and disability assistance, mental hygiene, school aid, public health, and other activities. Annual changes to Federal grants generally correspond to changes in federally-reimbursed spending. Accordingly, DOB typically plans that Federal reimbursement will be received in the State fiscal year in which spending occurs, but timing is often unpredictable. All Funds Federal grants are projected to total $49.5 billion in 2010-11, an increase of $4.0 billion from 2009-10 results driven by receipt of Federal ARRA monies.

General Fund miscellaneous receipts collections are estimated to be nearly $3.0 billion in 2010-11, down just over $1.0 billion from 2009-10 results. This decrease is primarily due to the loss of a one-time payment from the Power for Jobs Program received in 2009-10 and the timing of an 18-A assessment payment.

All Funds miscellaneous receipts are projected to total $23.2 billion in 2011-12, an increase of $215 million from 2010-11, largely driven by growth in HCRA receipts ($296 million), growth in bond proceeds generated for mental hygiene facility capital improvements ($151 million) and growth in SUNY income from tuition, fees, patient revenues and other income ($88 million). The projected annual growth in these sources of miscellaneous receipts is partly offset by the non-recurrence of revenues received during 2010-11 for the VLT franchise fee payment ($380 million).

All Funds Federal grants are projected to total $44.9 billion in 2011-12, a decrease of $4.6 billion from 2010-11, reflecting a decrease in Federal ARRA funding.

General Fund miscellaneous receipts for 2011-12 are projected to decline by $38 million from 2010-11, and primarily reflect the loss of certain one-time sweeps and payments expected in 2010-11. These reductions are partially offset by an upward revision to abandoned property receipts.

Enacted Budget Revenue Actions

To preserve essential services while closing an $8.2 billion budget gap for the 2010-11 fiscal year, the Enacted Budget and separately enacted legislation authorize a number of revenue actions.

On a General Fund basis, actions in the Enacted Budget and separately enacted legislation are together expected to increase tax or other revenue by a total of $937 million ($1.4 billion in All Funds revenue) in 2010-11.

Increased Taxes or Fee Liability

(General Fund: $562 million, All Funds: $835.1 million in 2010-11)

•	Tax Actions. The Enacted Budget contains seven tax actions that should produce $747 million in 2010-11 All Funds revenue.

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Loophole Closing Actions. The Enacted Budget contains five actions that close loopholes and ensure that tax burdens are fairly distributed. These actions are expected to produce $44.0 million in additional revenue on an All Funds basis in the 2010-11 fiscal year.

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New or Increased Fees. The Enacted Budget contains new and increased legal fees as well as waste fees. These fees are expected to produce $44.1 million in revenue on an All Funds basis in the 2010-11 fiscal year.

Other Actions

(General Fund: $395 million, All Funds: $560 million in 2010-11)

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Tax Enforcement Actions. The Enacted Budget contains four actions to improve tax audit and compliance activities. These actions are expected to produce $372 million in additional tax revenue on an All Funds basis in the 2010-11 fiscal year. A significant portion ($150 million) of this revenue is to be generated by cigarette tax enforcement on sales by Native American tribes to non-tribal members.

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Other Revenue Actions. The Enacted Budget contains five other revenue actions, including expanding Quick Draw and video lottery terminal operations, and changing dormancy periods for certain types of abandoned property among other actions. These five actions are expected to produce $152 million in revenue on a General Fund basis and $202 million on an All Funds basis in the 2010-11 fiscal year.

•	New or Expanded Tax Credits/Exemptions. The Enacted Budget contains five new or expanded tax credits at a cost of $15 million on an All Funds basis in the 2010-11 fiscal year.

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Technical Corrections and Extenders. The Enacted Budget contains two extenders that will maintain both the pari-mutuel tax and major provisions of the bank tax, and temporary Gramm-Leach-Bliley Act (GLB) provisions and five technical corrections that will amend previously enacted items. These five actions preserve revenue or tax benefits at 2010-11 levels.

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New or Expanded Fines. The Enacted Budget contains two fines that help protect the State’s wetlands and mineral resources. These fines are expected to produce $1 million in revenue on an All Funds basis during the 2010-11 fiscal year.

Tax Actions

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Temporarily Reduce Sales Tax Clothing Exemption. Eliminates State sales and compensating use tax exemptions for clothing and footwear sold for less than $110 per item for the period October 1, 2010 through March 31, 2011; exempts clothing and footwear sold for less than $55 per item for the period April 1, 2011 through March 31, 2012; and restores the original exemption of $110 on April 1, 2012.

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Itemized Deduction Limitation. Decreases the percentage of allowable remaining itemized deductions from 50 percent to 25 percent for taxpayers with New York adjusted gross income of $10 million or more for tax years 2010 through 2012.

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Other Tobacco Products Increase. Increases the tobacco products tax to 75 percent of the wholesale price from 46 percent; increases the tax on snuff to $2.00 per ounce from $0.96 per ounce; and creates a new category under the tobacco products tax imposing a tax on “little cigars” at a rate equivalent to the cigarette tax rate.

•	Repeal Vendor Credit for Monthly Filers. Repeals the vendor credit for monthly sales tax filers. Quarterly and annual filers will continue to receive the credit.

•	Apply Sales Tax to Hotel Reseller Markup. Clarifies that room remarketers are required to collect sales and New York City occupancy taxes.

•	Increase Cigarette Excise Tax by $1.60 per Pack. Increases the State cigarette excise tax from $2.75 per pack to $4.35 per pack.

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Add Back Federal Sales Tax Deduction. Requires itemizing taxpayers who elect to deduct sales tax instead of income tax for Federal purposes to reduce their New York itemized deductions by the amount of sales tax deducted for Federal purposes.

Loophole Closing Actions

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Treat S Corp Gains and Installment Income as Taxable for Non-Residents. Eliminates three related tax loopholes that allow non-residents to avoid taxation by converting underlying S Corporation assets to stock or receiving installment income after termination of S Corporation nexus to New York. Previously, gains on stock and such installment income were considered intangible income and were therefore not subject to tax for non-residents.

•	Conform to Federal Bad Debt Provisions. Conforms the State bank tax deduction for bad debts to the calculations provided for in the Internal Revenue Code for Federal tax purposes.

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Define Flow-Through Entities as Taxpayers for Qualified Emerging Technology Company (“QETC”) and Biofuel Credit Claims. Eliminates the ability of individual shareholders in flow-through entities (i.e., partnerships, LLCs, and S Corporations) to each claim up to the statutory cap for a taxpayer when claiming the Biofuel and QETC facilities, operations and training credits. The cap will apply to the entity, just as it does for C Corporations.

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Treat Compensation for Past Services as Taxable for Non-Residents. Eliminates a tax loophole that permitted a non-resident to receive income—without paying New York taxes—for past services (e.g., termination pay) conducted during a period when their employer had a New York nexus. Such income had been nontaxable.

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Make Real Estate Investment Trusts (“REITs”)/Regulated Investment Companies (“RICs”) Loophole Closer Permanent. Makes permanent the provisions that address the closely-held REITs and RICs loophole, which would have otherwise expired on December 31, 2010.

New or Increased Fees

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Legal Fees. Establishes new and increased fees to fund civil legal services, indigent defense, and costs of court operations. A new $95 fee will be paid by plaintiffs (banks and credit card companies) in consumer credit cases. A new $500 “credentialing” fee will be paid by persons who sit for the bar examination and were educated outside the country. A new $190 fee will be charged at the time the index fee is paid in a foreclosure action. The criminal history search fee, which is paid when the Office of Court Administration performs background checks, will be raised from $55 to $65. The biennial bar registration fee will be raised from $350 to $375.

•	Hazardous Waste Fees. Amends Environmental Conservation Law to consolidate two separate sliding-scale fees paid by hazardous waste generators into a single fee of $130 per ton.

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E-Waste Fee. Establishes a statewide electronic equipment reuse and recycling program. It will require manufacturers to accept for recycling or reuse electronic waste for which it is the manufacturer from consumers in the State and accept one piece of electronic waste if offered by a consumer, with the purchase of a piece of equipment of the same type beginning April 1, 2011. It establishes registration requirements for manufacturers of covered electronic equipment sold in the State, and requires each manufacturer of covered electronic equipment to register with the Department of Environmental Conservation (“DEC”) by January 1, 2011, and pay a $5,000 registration fee; and requires any person who becomes a manufacturer after January 1, 2011, to register with DEC before selling or offering for sale covered electronic equipment in the State.

Tax Enforcement Actions

•	Improve Audit and Compliance. The Commissioner of Taxation and Finance plans to increase compliance staff and re-direct department resources to generate $221 million in additional annual revenue.

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Native American Tax Enforcement. Requires all cigarettes sold to Native American nations or tribes and reservation cigarette sellers to bear a tax stamp and allows the governing body of a Native American nation or tribe two options for tax-exempt sales to its tribal members.

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Require Informational Returns for Credit and Debit Cards. Mirrors Federal requirements by requiring certain financial institutions to also file information returns with the State annually regarding amounts of credit/debit card settlements and third-party network transactions.

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False Claims Act. Removes the exemption for tax fraud from the State False Claims Act, allowing citizens to bring legal action against tax cheats and share in the proceeds of the case if the action is successful.

Other Revenue Actions

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Tax Credit Deferral. Allows $2 million in aggregate credit at the taxpayer level for tax years 2010, 2011, and 2012. The total amount of credits deferred under this proposal is to be paid back to taxpayers over tax years 2013, 2014, and 2015. This provision affects personal income and corporate income taxpayers. The credits impacted are business-related credits. Personal income tax credits such as the child credit and the earned income tax credit are excluded.

•	Change Abandoned Property Dormancy Periods. Reduces the dormancy period for receipts from unclaimed goods from five to three years and non-bank money orders from seven to five years.

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Repeal Private Label Credit Card Law. Repeals Tax Law §1132(e-1), which allowed private label credit card lenders, as well as vendors who use private label credit card lenders, to finance their credit card sales, to claim a sales tax credit or refund on accounts financed by or assigned to the lender that are written or charged off as uncollectible.

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Extend VLT Hours of Operation. Increases the authorized hours of operation of VLTs from sixteen to 20 hours a day but no later than 4 AM, reduces the commission rate paid to vendor tracks by one percent, and eliminates the sunset of the VLT program.

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Quick Draw Hours and Sunset. Eliminates the restriction on the number of hours that the Division of the Lottery can operate the Quick Draw lottery game and makes the Lottery’s authorization to operate the game permanent.

New or Expanded Tax Credits

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Narrow Affiliate Nexus Provision. The affiliate nexus provision contained within the 2009-10 Enacted Budget is amended by narrowing the definition of a sales tax vendor by providing that certain in-State activities of an affiliate do not make the seller a vendor.

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Expand the Low-Income Housing Tax Credit Program. The Commissioner of the Division of Housing and Community Renewal is authorized to allocate an additional $4 million in aggregate credit awards to taxpayers that develop qualifying housing projects for low-income New Yorkers. Credits are given in equal installments for a ten-year period. As such, the total amount of credits that will be awarded from this new authorization is expected to be $40 million.

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Historic Properties Tax Credits. Allows banks and insurance companies to claim the nonresidential tax credit and sunsets the higher residential and non-residential caps enacted in 2009 on December 31, 2014.

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Livery Vehicle Sales Tax Exemption. This provision exempts transportation delivered by livery vehicles that both originates and terminates in New York City from the State and New York City sales taxes.

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Extend and Expand Film Tax Credit. Provides an additional film tax credit allocation of $420 million per year for tax years 2010 through 2014, $7 million of which is dedicated to a new post-production credit. This measure also imposes various reforms to enhance the State’s return on investment. They include requirements that the recipient: conduct at least 10 percent of shooting days at a qualified facility; include an end-credit acknowledging financial support from New York State or provide a New York promotional video as part of the film or DVD release in the secondary market; ensure only purchases of taxable property and services from registered sales tax vendors are eligible in the credit calculation; ensure at least 75 percent of post-production costs are incurred in New York in order to be considered a qualified cost.

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Create Excelsior Jobs Program. Establishes a new economic development program to provide incentives based on job creation, investment, and research and development expenditures in New York State. The new program maximizes the return on State investment by capping both total program and individual project costs, allowing only targeted industries to participate, and requiring substantial job and investment thresholds to be met and maintained prior to any project claiming benefits.

Revenue Risks

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DOB’s forecast as of November 9, 2010 calls for the continuation of New York’s economic recovery. Should the speed or magnitude of this recovery be inconsistent with the forecast, revenue collections could be affected.

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Although as of November 9, 2010 real estate transfer tax receipts outperformed the year-to-date Enacted Budget Financial Plan estimate, recent disclosures concerning foreclosure practices by certain banks and stricter lending policies provide risk to the estimate.

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Personal income tax estimated payments grew 9.2 percent during the first half of 2010-11 from the same period in the prior year, but fell $100 million short of the Enacted Budget Financial Plan for this period. This represented a risk for the remainder of the fiscal year as a significant portion of estimated payments would be due during December 2010 and January 2011.

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Personal income tax receipts were expected to be affected by how employers and high-income taxpayers respond to the scheduled expiration of lower Federal tax rates on high incomes, capital gains, and dividends at the end of tax year 2010.

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As of November 9, 2010, New York’s statute to enforce the cigarette tax on Native American sales to non-tribal members was in litigation in Federal court, preventing the State from collecting the tax. Absent a favorable decision, $130 million in annual outyear collections are at risk.

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A disproportionately large share of audit and compliance receipts is expected during the second half of the 2010-11 fiscal year. This represents a risk to the Updated Financial Plan during this period.

2010-11 FINANCIAL PLAN DISBURSEMENTS FORECAST

DOB made adjustments to the actual and planned disbursements to account for the impact of (a) paying the $2.06 billion end-of-year school aid payment scheduled for the last quarter of 2009-10 in the first quarter of 2010-11, as authorized in statute and (b) the timing of $2.0 billion in Federal ARRA “pass through” spending expected in 2009-10. The latter was to have no impact on the State’s efforts to balance the budget but instead represented Federal stimulus money that would have to pass through the State’s Financial Plan. Approximately $2 billion in pass-through funding that was expected to be disbursed in 2009-10 is, as of September 7, 2010, expected to be disbursed in future years.

Adjusted State Operating Funds spending, which includes both the General Fund and spending from other operating funds supported by assessments, tuition, HCRA resources and other non-Federal revenues, is projected to total $79.0 billion in 2010-11. Adjusted All Funds spending, which includes capital spending and Federal aid in addition to State Operating Funds, is projected to total $133.8 billion in 2010-11. Consistent with past years, the aggregate spending projections (i.e., the sum of all projected spending by individual agency) in Special Revenue Funds have been adjusted downward in all fiscal years based on typical spending patterns and the observed variance between estimated and actual results.

Selected Program Measures and Assumptions

Projected current-services disbursements are based on agency staffing levels, program caseloads, formulas contained in State and Federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, welfare spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends, projected economic conditions, and changes in Federal law. All projections account for the timing of payments, since not all of the amounts appropriated in the Budget are disbursed in the same fiscal year.

The spending forecast for each of the State’s Financial Plan categories follows.

Grants to Local Governments

Grants to Local Governments (“Local Assistance”) include payments to local governments, school districts, health care providers, and other local entities, as well as certain financial assistance to, or on behalf of, individuals, families, and nonprofit organizations. Local Assistance comprises 72 percent of All Funds spending.

In 2010-11, adjusted All Funds spending for local assistance was proposed to total $95.6 billion. Total spending is comprised of State aid to medical assistance providers and public health programs ($42.4 billion); State aid for education, including school districts, universities, and tuition assistance ($33.2 billion); temporary and disability assistance ($4.7 billion); mental hygiene programs ($4.0 billion); transportation ($5.1 billion); children and family services ($3.0 billion); and local government assistance ($791 million). Other local assistance programs include criminal justice, economic development, housing, parks and recreation, and environmental quality.

State Operations

State Operations spending is for personal service and non-personal service costs. Personal service costs, which account for approximately two-thirds of State Operations spending, include salaries of State employees of the Executive, Legislative, and Judicial branches, as well as overtime payments and costs for temporary employees. The cost of fringe benefits (e.g., pensions, health insurance) for active and retired employees is accounted for separately in General State Charges. Non-personal service costs, which account for the remaining one-third of State Operations, represent other operating costs of State agencies, including real estate rental, utilities, contractual payments (i.e., consultants, information technology and professional business services), supplies and materials, equipment, telephone service and employee travel.

State Operations spending, which is projected to total $19.4 billion in 2010-11, finances the costs of Executive agencies ($17.2 billion) and the Legislature and Judiciary ($2.1 billion). The largest agencies in dollar terms and staffing levels include SUNY ($5.2 billion; 41,815 full-time employees (“FTEs”)), Mental Hygiene ($3.3 billion; 39,036 FTEs), Correctional Services ($2.5 billion; 30,366 FTEs), DOH ($809 million; 5,476 FTEs), and State Police ($683 million; 5,530 FTEs).

Approximately 94 percent of the State workforce is unionized. The largest unions include the Civil Service Employees Association, which primarily represents office support staff and administrative personnel, machine operators, skilled trade workers, and therapeutic and custodial care staff; the Public Employees Federation, which primarily represents professional and technical personnel (e.g., attorneys, nurses, accountants, engineers, social workers, and institution teachers); United University Professions, which represents faculty and non-teaching professional staff within the State University system; and NYSCOPBA, which represents security personnel (correction officers, safety and security officers).

The State workforce subject to Executive Control, which excludes the Legislature, Judiciary, and Comptroller’s Office, Law, SUNY, CUNY, SUNY Construction Fund, Roswell Park, State Insurance Fund, and the Foundation for Science, Technology, and Innovation, is projected to total 128,165 FTEs in 2010-11, a decrease of 3,576 from the actual 2009-10 levels. Statewide decreases are expected due to the retirement incentive program; individual agencies are further reducing workforce as follows: 13% Transportation (353 FTEs) from attritions and reducing maintenance and snow/ice control workforce; State Police (174 FTEs) primarily due to attritions of civilians and troopers; Environmental Conservation as the result of hard hiring freeze and attritions (169 FTEs); and State Education attributable to attritions (61 FTEs). These decreases are offset by the increases in Tax and Finance (359 FTEs) due to the initiative of hiring more auditors to augment the State auditing and fraud reduction efforts and Mental Hygiene (347 FTEs) primarily from increased staff needs as the result of the Deinstitutionalization Plan and related bed development.

All Funds State Operations spending by category, based upon historical spending trends, is allocated among employee regular salaries (66 percent), overtime payments (2 percent), contractual services (21 percent), supplies and materials (5 percent), equipment (2 percent), employee travel (1 percent), and other operational costs (3 percent).

The State Operating Funds spending decrease of $748 million (4.9 percent) is primarily driven by planned statewide reductions in agency operations through the use of an early retirement incentive, continuing hiring controls, abolition of vacant positions; efficiency from shared service and consolidation arrangements; contingency controls on non-personal spending; one-time retroactive salary payments associated with the NYSCOPBA, the Police Benevolent Association, the Bureau of Criminal Investigation and Council 82 contracts that were paid in 2009-10 ($320 million); workforce and reductions in mental hygiene ($114 million); and potential spending for potential collective bargaining agreements with unsettled unions ($229 million), which continues to be included in the spending forecast.

General State Charges

General State Charges account for the costs of fringe benefits provided to State employees and retirees of the Executive, Legislative and Judicial branches, and certain fixed costs paid by the State. Fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, Social Security, health insurance, workers’ compensation and unemployment insurance. Fixed costs include State taxes paid to local governments for certain State-owned lands and payments related to lawsuits against the State and its public officers.

For most agencies, employee fringe benefit costs are paid centrally from appropriations made to General State Charges. These centrally-paid fringe benefit costs represent the majority of General State Charges spending. However, certain agencies, such as the Judiciary and SUNY, directly pay all or a portion of their employees’ fringe benefit costs from their respective budgets. Employee fringe benefits paid through General State Charges are paid from the General Fund in the first instance and then partially reimbursed by revenue collected from fringe benefit assessments on Federal funds and other special revenue accounts. Fixed costs are paid in full by General Fund revenues from General State Charges.

All Funds spending on General State Charges is expected to total $6.3 billion in 2010-11, and includes health insurance spending for employees ($1.8 billion) and retirees ($1.2 billion), pensions ($1.5 billion) and Social Security ($1 billion).

Current-Services

Employee and Retiree Health Insurance: Spending for employee and retiree health insurance is projected to increase by $385 million due to increase in premium charges.

Pension Contribution: As a result of the recent economic downturn and investment losses in 2008-09, pension costs in 2010-11 and beyond are expected to increase significantly. To mitigate long-term pension cost increases, legislation was enacted to create a new pension tier (Tier 5). Among other things, it requires newly hired employees to contribute 3 percent of their salary to the pension system for the duration of their employment. Previously this requirement was only in place for an employee’s first ten years of service. More importantly, it raises the minimum age to retire without penalty to 62. New employees will also be required to work for ten years before becoming eligible to receive pension benefits upon retirement.

Employer Social Security: The employer contribution is expected to increase by $29 million in 2010-11, largely due to salary increases.

Workers’ Compensation: The increase in expected spending is based on updated workers’ compensation claims and utilization experience.

Fringe Benefit Escrow Payments: This reflects an anticipated increase in collections as a result of an increase in the fringe benefit rate.

Taxes on State Owned Lands: This decrease is caused by timing adjustments that artificially inflated 2009-10 costs.

All Other: Primarily attributable to the Judiciary’s contribution to the Judicial Supplemental Support Fund, along with decreases for litigation, including judgments against the State.

2010-11 Enacted Savings

Amortize State Pension Costs: Local governments and the State face substantial pension contribution increases over the next six years due to investment losses experienced by the Common Retirement Fund. The budget affords local governments and the State the option to amortize a portion of their pension costs beginning in 2010-11. Specifically, pension contribution costs in excess of the amortization thresholds, which are 9.5 percent for ERS and 17.5 percent for PFRS, may be amortized. The authorizing legislation also permits amortization in all future years if the actuarial contribution rate is greater than the amortization threshold, which may increase or decrease by no more than one percentage point for each year. Repayment of the amortized amounts are to be made over a ten-year period at an interest rate to be determined by the State Comptroller. For planning purposes, the Financial Plan assumes that the State will authorize pension costs consistent with the provisions of the authorizing legislation. In addition, employees and retirees are now required to pay a portion of Medicare Part B premiums and the State is authorized to self-insure all or parts of the New York State Health Insurance Plan.

Option to Self Insure NYSHIP: Savings generated by the State to self insure all or parts of NYSHIP. The elimination of insurance carrier risk charges, State and local taxes, and insurance assessments would produce savings for NYSHIP.

Medicare Part B Premiums: As of September 7, 2010, the State pays 100 percent of the Medicare Part B premium for employees and retirees. Savings would be generated by requiring employees and retirees to pay 10 percent of Medicare Part B premiums for individual coverage and 25 percent for dependent coverage. As of September 7, 2010, the monthly Medicare Part B base level premium was $96.

Debt Service

The State pays debt service on all outstanding State-supported bonds. These include general obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as bonds issued by State public authorities (i.e., the Empire State Development Corporation (“ESDC”), the Dormitory Authority of the State of New York (“DASNY”), and the Thruway Authority (“TA”), subject to an appropriation). Depending on the credit structure, debt service is financed by transfers from the General Fund, dedicated taxes and fees, and other resources, such as patient income revenues.

All Funds debt service is projected at $5.5 billion in 2010-11, of which $1.6 billion is paid from the General Fund through transfers and $3.9 billion from other State funds. The General Fund transfer primarily finances debt service payments on general obligation and service contract bonds. Debt service is paid directly from other State funds for the State’s revenue bonds, including personal income tax bonds, DHBTF bonds, and mental health facilities bonds.

Current-Services

Growth in debt service primarily supports ongoing capital spending. The increased spending reflects additional bond issues to support ongoing capital commitments for transportation ($377 million), economic development and housing ($196 million), and other program areas ($139 million). The annual increase for transportation debt service includes the impact of a 2005 restructuring of Dedicated Highway and Bridge bonds, which provided short-term relief for program needs, with higher annual debt service costs thereafter, beginning in 2010-11. In addition, a $96 million decrease in education-related debt service reflects the prepayment of $155 million of certain debt service in 2009-10. Variable interest rates are projected at 2.3 percent for 2010-11.

2010-11 Savings

The 2010-11 Enacted Budget includes $100 million in additional debt service savings, of which, as of September 7, 2010, approximately $40 million had been realized. Debt management actions may include, but are not limited to: maximizing refunding opportunities, including through consolidated service contract refundings; the continued use of Build America Bonds; further efficiencies from Personal Income Tax Revenue bond issuer flexibility; and selling a minimum of 25 percent of bonds on a competitive basis, market conditions permitting.

Capital Projects

Capital projects account for spending across all functional areas to finance costs related to the acquisition, construction, repair or renovation of fixed assets. Spending from appropriations made from over 30 capital projects funds is financed from four sources: annual State taxes or dedicated miscellaneous receipts, grants from the Federal government, the proceeds of notes or bonds issued pursuant to general obligation bond acts which are approved by the State voters, and the proceeds of notes or bonds issued by public authorities pursuant to legal authorization for State capital spending.

All Funds capital spending is projected at $8.4 billion in 2010-11. Transportation spending, primarily for improvements and maintenance to the State’s highways and bridges, continues to account for the largest share (52 percent) of this total. The balance of projected spending is slated to support capital investments in the areas of education (14 percent), economic development (11 percent), parks and environment (8 percent), and mental hygiene and public protection (6 percent). The remainder of projected capital projects spending is spread across health and social welfare, general government and other areas (8 percent).

2010-11 Recommended Savings

The Capital Reduction Program included in the 2010-11 Enacted Budget is expected to result in savings of $1.6 billion over five years. This initiative maintains investments in infrastructure while deferring or eliminating lower-priority projects. Savings in 2010-11 are projected to total $119 million.

Other Financing Sources/(Uses)

The most significant General Fund transfers to other funds in 2010-11 are for the State share of Medicaid ($2.5 billion), general debt service ($1.6 billion), and capital projects ($1.1 billion, including $392 million for Pay-As-You-Go (“PAYGO”) projects and a $699 million subsidy to the DHBTF). Judiciary funding includes moneys transferred to the Court Facilities Incentive Aid Fund, New York City County Clerks Fund, and Judiciary Data Processing Fund ($153 million). General Fund transfers to other funds represent payments for patients residing in State-operated health, mental hygiene and SUNY facilities ($216 million), SUNY hospital subsidy payments ($33 million), and supplemental resources for banking ($66 million).

In Special Revenue Funds, transfers to other funds are made to the Debt Service Funds representing the Federal share of Medicaid payments for patients residing in State-operated health and mental hygiene facilities and community homes, and patients at SUNY hospitals ($3.9 billion), a transfer from HCRA to the Capital Projects Fund to finance anticipated non-bondable spending for the Health Care Equity and Affordability Law for New Yorkers (“HEAL NY”) ($197 million) and transfer of moneys from several Special Revenue accounts in excess of spending requirements ($1.5 billion).

Capital Projects funds transfers are also made to the General Debt Service Fund from the DHBTF ($1.4 billion), and from the Hazardous Waste Remedial Fund ($27 million) to the General Fund.

Debt Service Fund transfers to the General Fund include tax receipts in excess of debt service requirements for general obligation, New York Local Government Assistance Corporation (“LGAC”) and Personal Income Tax revenue bonds ($10.4 billion). Transfers to Special Revenue Funds represent receipts in excess of lease/purchase obligations that are used to finance a portion of the operating expenses for DOH, mental hygiene, and SUNY ($4.2 billion).

Operating Results

General Fund

Through September 30, 2010, General Fund receipts, including transfers from other funds, totaled $25.5 billion, $485 million below the estimate in the Enacted Budget Financial Plan. General Fund disbursements, including transfers to other funds, totaled $25.4 billion, $390 million below the Enacted Budget Financial Plan. The General Fund ended September 2010 with a closing balance of $2.4 billion, $95 million lower than planned. Based in part on the operating results through September 2010, DOB revised the annual estimates for receipts and disbursements in the Updated Financial Plan.

Through September 2010, General Fund tax receipts, including transfers after debt service, were $510 million below the Enacted Budget Financial Plan estimate. Collections for all three major tax categories, personal income taxes, user taxes, and business taxes, fell below expectations. The personal income tax and user tax results are expected to result in lower annual collections. Collections for business taxes through September 2010 were adversely affected by the timing of audits. Business tax collections are expected to recover over the remaining months of the fiscal year. Receipts from non-tax sources, including legal recoveries, exceeded planned levels.

Actual disbursements were $390 million below planned levels through September 2010. The variance through September 2010 reflects, in part, slower than anticipated processing of payments following enactment of the budget for 2010-11 and implementation of the FMAP contingency plan. The annual estimate for disbursements has been revised upward based on trends in Medicaid and State Operations.

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Medicaid spending continues to exceed planned levels in nearly all categories of service, and enrollment in the program is growing even faster than expected. DOB has increased the annual estimate for Medicaid spending based in part on operating results.

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As of November 9, 2010, all other education spending has been affected by the processing of special education claims by the State Education Department. As of November 9, 2010, claims for the year were still expected to remain within budgeted levels.

•	Children and Families spending has been lower due to a combination of processing delays and claiming patterns. The annual spending estimate has been lowered.

•	Lower school aid spending reflects, in part, the impact of FMAP contingency reductions on disbursements.

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State Operations spending was exceeding planned levels through the second quarter. Constraints affecting implementation of statewide agency reductions are expected to result in higher personal service costs in 2010-11 than previously anticipated.

•	Other spending has been affected by the FMAP contingency reductions, payment processing, and other factors that are not expected to materially affect annual estimates.

General Fund Annual Change (Through September 2010)

Receipts through September 2010 were $319 million, or 1.3 percent, higher than the same period in 2009 largely due to the increased collections in the personal income tax ($670 million), user taxes and fees ($277 million), and other taxes ($252 million). Business tax collections fell $324 million, largely the result of 2009 legislation which increased the March 2010 prepayment from 30 percent to 40 percent of liability; non-tax receipts were down $556 million primarily due to the timing of 18-A assessment payments.

Disbursements through September 2010 were $724 million, or 3.0 percent higher than for the same period in 2009. Growth was primarily due to the payment of the $2.06 billion end-of-school year payment in June 2010 instead of March 2010. Other sources of annual growth were driven by an additional Medicaid cycle through

September 2010 compared to the same period in the prior year, and the timing of Medicaid offsets from HCRA during this period ($252 million). These increases are partially offset by lower spending in most areas of the budget.

All Governmental Funds Operating Results

State Operating Funds disbursements were $208 million below the Enacted Budget Financial Plan forecast and include the General Fund variances described above. The higher spending in other State funds is largely driven by earlier than expected payments related to industry assessments ($166 million).

Capital Projects spending was below the Enacted Budget Financial Plan estimates primarily due to slower than anticipated spending on economic development projects ($69 million), Higher Education ($60 million), and Transportation ($25 million).

Federal Operating Funds spending exceeded projections due to timing-related variances in social service, mental hygiene and education.

PRIOR FISCAL YEARS

General Fund 2006-07 through 2009-10

The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required by law to be accounted for in another fund. It is the State’s largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain State share Medicaid payments, capital projects and debt service payments in other fund types. In some cases, the fiscal year results provided below may exclude certain timing-related transactions which have no net impact on operations.

Recent Trends

The economic downturn has had a severe impact on State finances. Actual receipts have fallen consistently below projected levels, fixed costs for debt service and fringe benefits have risen steadily, and demand for State services has grown. Over the last two years, the State has been required to take extraordinary actions to maintain balanced operations and sufficient liquidity, including enacting mid-year reductions to programs, instituting several rounds of agency spending reductions and deferring payments to local aid recipients and taxpayers. To avoid using its rainy day reserves, which are relied on during the fiscal year to provide liquidity, the State has managed the timing of payments across fiscal years, including deferring payments not yet legally due from one fiscal year to the next fiscal year.

2009-10 Fiscal Year

Receipts during the fiscal year fell substantially below projections. General Fund receipts, including transfers from other funds, totaled $52.6 billion, or $1.78 billion lower than the State’s initial projections for 2009-10. General Fund disbursements, including transfers to other funds, totaled $52.2 billion, a decrease of $2.71 billion from initial projections. However, actual disbursements were affected by $2.1 billion in payment deferrals (described below) taken by the State to end the fiscal year without the use of its rainy day reserves and other designated balances. Without the deferrals, disbursements for the fiscal year would have been approximately $665 million below initial projections.

In the final quarter of the fiscal year, in order to avoid depleting its reserves, the State deferred a planned payment to school districts ($2.1 billion), which reduced spending from planned levels, and certain tax refunds, which increased available receipts from planned levels ($500 million). Both the school aid payment and the tax refunds were scheduled to be paid in 2009-10 but, by statute, were not due until June 1, 2010. The combined value of the deferrals had the effect of increasing the closing balance in the General Fund for 2009-10 to $2.3 billion, or approximately $900 million above the level required to restore the rainy day reserves and other balances to their anticipated levels. The higher closing balance was due exclusively to the cash management actions described above and did not represent an improvement in the State’s financial operations. In early April 2010, the State paid the $500 million in tax refunds that had been deferred from 2009-10 to 2010-11. On June 1, 2010, the State paid the $2.1 billion in school aid deferred from 2009-10.

General Fund receipts, including transfers from other funds were $1.2 billion below 2008-09 results. Tax receipts decreased by $1.2 billion and transfers decreased by $750 million, partly offset by increased miscellaneous receipts of $744 million. The $1.2 billion annual decline in tax receipts included a $541 million decline in personal income taxes and a $302 million decline in sales and use tax receipts.

General Fund disbursements, including transfers to other funds, were $2.4 billion below 2008-09 results. The annual decline reflects the deferral of $2.1 billion in school aid, the impact of mid-year spending reductions, and the use of ARRA funds in place of General Fund spending.

The General Fund closing balance consisted of $1.2 billion in the State’s rainy day reserves, $21 million in the contingency reserve fund (to guard against litigation risks), $96 million in the Community Projects Fund, and $978 million in the Refund Reserve Account, of which approximately $900 million was attributable to the deferrals described above.

2008-09 Fiscal Year

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.8 billion in 2008-09, an increase of $705 million from 2007-08 results. While tax receipts decreased by $93 million, miscellaneous receipts increased by $621 million and transfers increased by $178 million. The decline in tax receipts was primarily attributable to a decline in business taxes. General Fund spending, including transfers to other funds, totaled $54.6 billion in 2008-09, an increase of $1.2 billion from 2007-08. The main source of annual growth was School Aid.

Similar to 2009-10, receipts fell substantially below projected levels. General Fund receipts, including transfers from other funds, were $1.84 billion lower than the State’s initial projections for 2008-09. Disbursements for the year, including transfers to other funds, finished at $1.75 billion lower than initially expected. This resulted in $83 million less available in cash reserves than was planned when the budget was enacted.

The General Fund ended the 2008-09 fiscal year with a balance of $1.9 billion, which included the dedicated balance of $1.2 billion in the State’s rainy day reserves, $21 million in the contingency reserve fund, $145 million in the Community Projects Fund, and $577 million in general reserves, part of which DOB used for payments initially planned for 2008-09 that were delayed until 2009-10. The year-end balance was substantially improved by the receipt of $1.3 billion in unplanned General Fund relief from the temporary increase in the Federal matching rate for Medicaid expenditures under ARRA.

2007-08 Fiscal Year

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.1 billion in 2007-08, an increase of $1.7 billion from 2006-07 results. While tax receipts decreased by $273 million, transfers increased by $1.9 billion and miscellaneous receipts increased by $191 million. The decline in tax receipts was primarily attributable to a decline in business taxes and in personal income taxes. General Fund spending, including transfers to other funds, totaled $53.4 billion in 2007-08, an increase of $1.8 billion from 2006-07. The main sources of annual growth were School Aid, Children and Family Services, and public assistance.

Receipts in 2007-08 were $578 million lower than the State’s initial projections while disbursements for the year finished at $299 million lower than expectations. The result was a $279 million decrease in cash reserves. The reserves were used to finance the costs of labor settlements ($138 million), debt management actions, including defeasing certain auction rate bonds ($128 million), and to finance discretionary grants from the Community Projects Fund ($13 million).

The General Fund ended the 2007-08 fiscal year with a balance of $2.8 billion, which included dedicated balances of $1.2 billion in the State’s rainy day reserve funds that can only be used for unforeseen mid-year shortfalls (after a $175 million deposit to the Rainy Day Reserve Fund at the close of 2007-08), the Contingency Reserve Fund ($21 million), the Community Projects Fund ($340 million) and $1.2 billion in general reserves.

State Operating Funds 2007-08 through 2009-10

State Operating Funds is comprised of the General Fund, State Special Revenue Funds (as defined by DOB), and debt service funds. The State Operating Funds perspective is primarily intended as a measure of State-financed spending.

Recent Trends

Since 2007-08, State Operating Funds spending has been nearly level, declining by approximately $130 million over the three-year period. The spending levels in State Operating Funds have been substantially affected by Federal ARRA funds and the deferral of payments in 2009-10. ARRA funding has temporarily reduced the State’s share of expenses for Medicaid, education, and other governmental services. This has temporarily lowered State Operating Funds spending in 2008-09 and 2009-10, and resulted in a corresponding increase in spending from Federal funds. In addition, payment deferrals in 2009-10 also resulted in a temporary reduction in State Operating Funds spending. Together, ARRA funding and payment deferrals reduced 2009-10 State Operating Funds spending by approximately $6.3 billion.

2009-10 Fiscal Year

State Operating Funds receipts totaled $75.8 billion in 2009-10, an increase of $611 million over the 2008-09 results. Disbursements totaled $76.9 billion in 2009-10, a decrease of $1.3 billion from the 2008-09 results. The State ended the 2009-10 fiscal year with a State Operating Funds cash balance of $4.7 billion. In addition to the $2.3 billion General Fund balance described above, the State’s special revenue funds had a closing balance of approximately $2.0 billion and the debt service funds had a closing balance of $411 million. The fund balance in the special revenue funds largely reflects the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). A large fund balance is dedicated to finance the operations and activities of the State University of New York (“SUNY”) campuses and hospitals ($774 million). The remaining special revenue fund balances are held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflects the timing of bond sales.

2008-09 Fiscal Year

State Operating Funds receipts totaled $75.2 billion in 2008-09, a decrease of $371 million from the 2007-08 results. Disbursements totaled $78.2 billion, an increase of $1.2 billion from the 2007-08 results. School aid was the largest source of annual program growth.

The State ended 2008-09 with a State Operating Funds cash balance of $4.7 billion. In addition to the $1.9 billion General Fund balance described above, the State’s special revenue funds had a closing balance of $2.5 billion and the debt service funds had a closing balance of $298 million. The fund balance in the special revenue funds largely reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The largest fund balances were dedicated to finance the operations and activities of SUNY campuses and hospitals ($742 million) and ongoing HCRA programs ($240 million). The remaining special revenue fund balances were held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflected the timing of bond sales.

2007-08 Fiscal Year

State Operating Funds receipts totaled $75.6 billion in 2007-08, an increase of $3.0 billion from the 2006-07 results. In addition to the growth in General Fund receipts described above, tax receipts to other State Operating Funds also increased. Disbursements totaled $77.0 billion, an increase of $3.5 billion from the 2006-07 results. School Aid, STAR, and transportation aid were the main sources of annual program growth.

The State ended the 2007-08 fiscal year with a State Operating Funds cash balance of $6.6 billion. In addition to the $2.8 billion General Fund balance described above, the State’s special revenue funds had a closing balance of $3.5 billion and the debt service funds had a closing balance of $286 million. The fund balance in the special revenue funds largely reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The largest fund balances were dedicated to finance the operations and activities of SUNY campuses and hospitals ($838 million) and ongoing HCRA programs ($597 million). The remaining special revenue fund balances were held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflected the timing of bond sales.

All Funds 2007-08 through 2009-10

The All Funds Financial Plan records the operations of the four governmental fund types: the General Fund, Special Revenue Funds, Capital Project Funds, and Debt Service Funds. It is the broadest measure of State governmental activity, and includes spending from Federal Funds and Capital Projects Funds.

Recent Trends

The All Funds Financial Plan has grown faster than State Operating funds in recent years. Since 2007-08, All Funds spending has increased by $10.8 billion. The growth includes nearly $2.3 billion in ARRA “pass-through” spending, which is Federal stimulus money that is accounted for in the State’s fund structure but does not provide a direct fiscal benefit to the State (i.e., resources to help balance the General Fund budget).

2009-10 Fiscal Year

All Funds receipts for 2009-10 totaled $126.7 billion, an increase of $7.5 billion over 2008-09 results. Annual growth in Federal grants and miscellaneous receipts was partially offset by a decline in tax receipts. All Funds disbursements for 2009-10 totaled $126.9 billion, an increase of $5.3 billion over 2008-09 results. The annual change reflected growth due to ARRA “pass-through” and growth in School Aid, Medicaid, transportation aid, economic development aid and other State programs.

The State ended the 2009-10 fiscal year with an All Funds cash balance of $4.9 billion. Along with the $4.7 billion State Operating Funds balance described above, Federal operating funds had a closing balance of $456 million, partly offset by a negative capital project funds closing balance of roughly $253 million. The fund balance in the Federal operating funds partly reflects the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The negative balance in the capital projects fund results from outstanding intra-year loans from the STIP used to finance capital projects costs prior to the receipt of bond proceeds.

2008-09 Fiscal Year

All Funds receipts for 2008-09 totaled $119.2 billion, an increase of $3.8 billion over 2007-08 results. Annual growth in Federal grants ($3.9 billion) and miscellaneous receipts ($421 million) was partially offset by a decline in tax receipts ($534 million), largely attributable to business tax declines. All Funds disbursements for 2008-09 totaled $121.6 billion, an increase of $5.5 billion over 2007-08 results. The annual change reflected growth in School Aid, Medicaid, transportation aid, economic development aid and other State programs.

The State ended the 2008-09 fiscal year with an All Funds cash balance of $4.6 billion. Along with the $4.7 billion State Operating Funds balance described above, Federal operating funds had a closing balance of $376 million, offset by a negative capital project funds closing balance of $507 million. The fund balance in the Federal operating funds partly reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The negative balance in the capital projects fund resulted from outstanding intra-year loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

2007-08 Fiscal Year

All Funds receipts for 2007-08 totaled $115.4 billion, an increase of $3.0 billion over 2006-07 results. Moderate growth in tax collections and miscellaneous receipts were partially offset by a decline in Federal grants. All Funds disbursements for 2007-08 totaled $116.1 billion, an increase of $3.3 billion over 2006-07 results. The annual change reflected growth in School Aid, STAR, transportation aid and other State programs.

The State ended the 2007-08 fiscal year with an All Funds cash balance of $6.5 billion. Along with the $6.6 billion State Operating Funds balance described above, Federal operating funds had a closing balance of $359 million, offset by a negative capital project funds closing balance of $433 million. The fund balance in the Federal operating funds partly reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The negative balance in the capital projects fund resulted from outstanding intra-year loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

AUTHORITIES AND LOCALITIES

Public Authorities

For the purposes of this disclosure, public authorities refer to certain of the State’s public benefit corporations, created pursuant to State law. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations. As of December 31, 2009, each of the 19 public authorities below had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these public authorities was approximately $152 billion, only a portion of which constitutes State-supported or State-related debt.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities.

Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

The City of New York

The fiscal demands on the State may be affected by the fiscal condition of the City of New York, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.

The staffs of the Financial Control Board for the City of New York, the Office of the State Deputy Comptroller, the City Comptroller and the Independent Budget Office issue periodic reports on the City’s financial plans.

Other Localities

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and July 2010, the State Legislature authorized 21 bond issuances to finance local government operating deficits. There were four new or additional deficit financing authorizations during 2009-2010. In addition, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality. The Buffalo Fiscal Stability Authority exercised Control Period powers with respect to the City of Buffalo for the City’s 2009-10 fiscal year, but expected to transition to Advisory Period powers sometime during the first six months of the City’s 2010-11 fiscal year. The counties of Nassau and Erie as well as the cities of New York and Troy have fiscal stability boards exercising Advisory Period powers. The City of Yonkers no longer operates under an oversight board but must adhere to a separate fiscal agent act. The City of Newburgh will operate under fiscal monitoring by the State Comptroller. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2010-11 fiscal year or thereafter.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the State or Federal government may reduce (or in some cases eliminate) funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. The expected loss of temporary Federal stimulus funding in 2011 was expected to impact particularly counties and school districts in New York State. The State’s cash flow problems have resulted in delays to the payment of State aid, and in some cases, have necessitated borrowing by the localities. Similarly, State policymakers have expressed interest in implementing a property tax cap for local governments. Adoption of a property tax cap would affect the amount of property tax revenue available for local government purposes and could adversely affect their operations, particularly those that are heavily dependent on property tax revenue such as school districts. Changes to sales tax distributions resulting from the 2010 Federal population census may also have a material impact on certain local governments. Ultimately, localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

DEBT AND OTHER FINANCING ACTIVITIES

New York State is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding. The State ranks fifth in the U.S. in debt per capita, behind Connecticut, Massachusetts, Hawaii, and New Jersey. At the end of the 2009-10 fiscal year, total State-related debt outstanding was $55 billion. Debt measures continue to remain stable with debt outstanding as a percentage of personal income at about 6.0 percent.

DOB measures its debt burden using two categories: State-supported debt and State-related debt. State-supported debt represents obligations of the State that are paid from traditional State resources (i.e., tax revenue) and have a budgetary impact. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. These include the State Personal Income Tax Revenue Bond program and the LGAC. Since 2002, the State has financed most of its capital program with Personal Income Tax Revenue Bonds, a revenue bond program that has reduced its cost of borrowing and created efficiencies by permitting the consolidation of bond sales. Prior to 2002, the State had financed its capital spending with lower-rated lease purchase and service contractual obligations of public authorities.

State-related debt is a broader measure of State debt which includes all debt that is reported in the State’s GAAP basis financial statements, except for unamortized premiums and accumulated accretion on capital appreciation bonds. These financial statements are audited by external independent auditors and published by the OSC on an annual basis. The debt reported in the GAAP basis financial statements includes general obligation voter approved debt, other State-supported debt as defined in the State Finance Law, debt issued by the Tobacco Securitization Finance Corporation, certain debt of the Municipal Bond Bank Agency issued to finance prior year school aid claims and capital leases and mortgage loan commitments. In addition, State-related debt reported by DOB includes State-guaranteed debt, moral obligation financings and certain contingent-contractual obligation financings, where debt service is paid from non-State sources in the first instance, but State appropriations are available, to make payments. These numbers are not included in the State’s GAAP-basis financial statements.

The State’s debt does not encompass, and does not include, debt that is issued by, or on behalf of, local governments and secured (in whole or in part) by State local assistance aid payments. For example, certain State aid to public schools paid to local districts or New York City has been pledged by those local entities to help finance debt service for locally-sponsored and locally-determined financings. This debt, however, is not treated by DOB as either State-supported debt or State-related debt because it (1) is not issued by the State (nor on behalf of the State), and (2) does not result in a State obligation to pay debt service. Instead, this debt is accounted for in the respective financial statements of the local governments or other entity responsible for the issuance of such debt and is similarly treated.

The State indicated in September 2010 that it had never defaulted on any of its general obligation indebtedness or its obligations under lease purchase or contractual obligation financing arrangements and had never been called upon to make any direct payments pursuant to its guarantees.

State-Supported Debt Outstanding

State-supported debt represents obligations of the State that are paid from traditional State resources and have a budgetary impact. It includes General Obligation debt, State Personal Income Tax Revenue Bonds, LGAC revenue bonds and lease purchase and service contract obligations of public authorities and municipalities. Payment of all obligations, except for general obligation debt, is subject to annual appropriations by the State Legislature, but the State’s credits have different security features, as described in this section.

General Obligation Financings

Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake a long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act imposed statutory limitations on new State-supported debt issued on and after April 1, 2000. The State Constitution provides that general obligation bonds, which can be paid without an appropriation, must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. However, general obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance. The Debt Reform Act limits the maximum term of State-supported bonds, including general obligation bonds, to 30 years, and, as of September 7, 2010, the State had no bonds outstanding with a remaining final maturity that was more than 30 years.

General obligation debt is currently authorized for transportation, environment and housing purposes. Transportation-related bonds are issued for State and local highway and bridge improvements, aviation, mass transportation, rail, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally sensitive land acquisitions, air and water quality improvements; municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects.

Most general obligation debt financed spending is authorized under eight previously approved bond acts (three for transportation and five for environmental and recreational programs). The majority of projected general obligation bond financed spending supports authorizations for the 2005 Rebuild and Renew New York Bond Act. The Division of the Budget projects that spending authorizations from the remaining seven bond acts will be virtually depleted by 2013. As of March 31, 2010, the total authorized general obligation debt was $17,185 million; the total authorized but unissued general obligation debt was $2,219 million; and the total general obligation debt outstanding was $3,400 million.

Short Term Borrowings—Under the State Constitution, the State may undertake short-term general obligation borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing general obligation tax and revenue anticipation notes (“TRANs”), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes (“BANs”). General obligation TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. However, since 1990, the State’s ability to issue general obligation TRANs that mature in the same State fiscal year in which they were issued has been limited due to the enactment of the fiscal reform program which created LGAC. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously utilized the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing.

State Personal Income Tax Revenue Bond Program

Since 2002, the Personal Income Tax Revenue Bond Program has been the primary financing vehicle used to fund the State’s capital program, replacing lower rated service contract bonds. Legislation enacted in 2001 provided for the issuance of State Personal Income Tax Revenue Bonds by the State’s Authorized Issuers. The legislation requires 25 percent of State personal income tax receipts (excluding refunds owed to taxpayers) to be deposited into the Revenue Bond Tax Fund (“RBTF”) for purposes of making debt service payments on these bonds, with the excess amounts returned to the General Fund. The first State Personal Income Tax Revenue Bonds were issued on May 9, 2002, and since that time, all of the Authorized Issuers have issued State Personal Income Tax Revenue Bonds.

Legislation enacted in 2007 increased the amount of personal income tax receipts to be deposited into the RBTF by removing an exclusion for personal income tax amounts deposited to the STAR Fund. In the event that (a) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (b) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State Personal Income Tax Revenue Bonds, the legislation requires that personal income tax receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of (i) 25 percent of annual personal income tax receipts or (ii) $6 billion. Debt service on State Personal Income Tax Revenue Bonds is subject to legislative appropriation, as part of the annual debt service bill.

As of March 31, 2010, approximately $18 billion of State Personal Income Tax Revenue Bonds were outstanding. State Personal Income Tax Revenue Bonds have been issued to support programs related to six general purposes: Education, Economic Development and Housing, Environment, State Facilities and Equipment, Transportation and Health and Mental Hygiene. In 2009, pursuant to State law, State Personal Income Tax Revenue Bonds began to be issued under new General Purpose resolutions that permitted the issuance of bonds on a consolidated basis for all purposes. This enhanced flexibility has improved the marketability of the State Personal Income Tax Revenue Bonds, particularly in the taxable market where State Personal Income Tax Revenue Bonds have been issued as Build America Bonds. The State expects to continue to use the General Purpose approach for future issuances of State Personal Income Tax Revenue Bonds, except for Transportation.

Legislation enacted in fiscal year 2009-10 and extended for fiscal year 2010-11 permits the DASNY and the Urban Development Corporation to issue State Personal Income Tax Revenue Bonds for any authorized purpose. Prior to this time, State law required that State Personal Income Tax Revenue Bonds sold for capital purposes had to be sold through specific issuers, creating coordination difficulties in scheduling sales and reimbursing capital disbursements on a timely basis. This has enabled the State to improve the scheduling and sizing of State Personal Income Tax Revenue Bond sales, produced savings through efficiencies in bond pricing, and lowered overall administrative costs.

In addition, legislation that temporarily authorizes the use of State Personal Income Tax Revenue Bonds to finance the State’s Mental Health Facilities Improvement Revenue bond program has been extended for an additional year through fiscal year 2010-11. This has enabled the State to take advantage of the lower interest rates typically paid on State Personal Income Tax Revenue Bonds as compared to the State’s Mental Health Facilities Improvement Revenue Bonds.

As of September 7, 2010, based on current information and assumptions, DOB anticipates the amount of State Personal Income Tax Revenue Bonds to be outstanding during fiscal years 2010-11 through 2013-14 will be as follows: $21,233,000,000 in 2010-11, $23,915,000,000 in 2011-12, $25,406,000,000 in 2012-13 and $26,498,000,000 in 2013-14.

2010-11 Personal Income Tax Revenue Bond Borrowing Plan

The State expects to continue to use State Personal Income Tax Revenue Bonds as the financing vehicle for the vast majority of new bond-financed spending for non-transportation programs. Authority bond-financed spending across all non-transportation programs decreases from approximately $4.9 billion in 2010-11 to about $3.6 billion in 2014-15.

•	State Personal Income Tax Revenue Bonds are expected to be issued to support multiple capital program areas, as summarized below:

•

Education: supports SUNY and CUNY, Expanding our Children’s Education and Learning (“EXCEL”), the Office of Science, Technology and Academic Research (“NYSTAR”), and the Higher Education Capital Matching Grant Program (2010-11 issuances of $1.9 billion).

•

Environment: supports the State Revolving Fund, the State Superfund Program, the Environmental Protection Fund, State Parks, West Valley and other environmental projects (2010-11 issuance of $169 million).

•	Transportation: supports local transportation projects under the CHIPs program (2010-11 issuances of $415 million).

•

Economic Development and Housing: supports Housing, the Strategic Investment Program, economic development the projects for the Buffalo area, AMD, the Community Enhancement Facilities Assistance Program, the Regional Economic Growth Program, the New York State Economic Development Program, high technology and other business investment programs, and recent economic development initiatives (2010-11 issuances of $720 million).

•	Health Care: supports the program for capital and equipment grants to health care providers (2010-11 issuances of $127 million).

•

State Facilities and Equipment: supports correctional facilities, youth facilities, State office buildings, a new State Police headquarters, capital projects for the Department of Military and Naval Affairs and equipment for State agencies, including software development (2010-11 issuances of $623 million).

The personal income tax revenue coverage ratios for upcoming years are based on assumptions of future capital spending contained in the Enacted Budget Capital Plan. Traditionally, these estimates change substantially as new multi-year capital plans are authorized. The projected personal income tax revenue bond coverage ratios are based upon estimates of personal income tax receipts deposited into the RBTF and include new personal income tax debt issuances.

New York Local Government Assistance Corporation

In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State’s annual seasonal borrowing. The legislation also dedicated revenues equal to one cent of the State’s four cent sales and use tax to pay debt service on these bonds. As of June 1995, LGAC had issued State-supported bonds and notes to provide net proceeds of $4.7 billion, completing the program. The issuance of these long-term obligations are to be amortized over a period of no more than 30 years from the dates of their original issuance.

The legislation eliminated the annual issuance of general obligation TRANs that mature in the same fiscal year of the State that they are issued (“seasonal borrowing”) except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors, or factors unanticipated at the time of adoption of the budget, and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded (i.e., no general obligation seasonal borrowing in the fifth year). This provision limiting the State’s seasonal borrowing practices was included as a covenant with LGAC’s bondholders in the General Bond Resolution and General Subordinate Lien Bond Resolution authorizing such bonds. No restrictions were placed upon the State’s ability to issue deficit TRANs (issued in one year and maturing in the following year).

The impact of the LGAC changes, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on seasonal borrowings. However, the State has taken extraordinary measures in recent years to manage its cash flow, including payment deferrals and permitting the State to borrow from other funds of the State (i.e., non-general fund) for a limited period.

Legislation enacted in 2003 requires LGAC to certify, in addition to its own cash needs, $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. In May 2004, LGAC amended its General Bond Resolution and General Subordinate Lien Bond Resolution to make clear that any failure to certify or make payments to the City or its assignee has no impact on LGAC’s own bondholders; and that if any such act or omission were to occur with respect to any bonds issued by The City of New York or its assignee, that act or omission would not constitute an Event of Default with respect to LGAC bonds. The 2010-11 Enacted Budget includes a local assistance appropriation of $170 million from the Local Government Assistance Tax Fund to the City.

Borrowing Plan

Debt issuances of $5.4 billion were planned to finance new capital projects in 2010-11, a decrease of $717 million (11.8 percent) from 2009-10. The bond issuances are to finance capital commitments for education ($2.0 billion), transportation ($1.5 billion), State facilities and equipment ($623 million), economic development ($721 million), health and mental hygiene ($359 million), and the environment ($226 million). Consistent with recent experience, education (including higher education and EXCEL), transportation, and economic development projects were projected to represent approximately 77 percent of new issuances.

Over the next five years, new debt issuances are projected to total nearly $23 billion and are expected to finance capital investments authorized in the five-year transportation program, the five-year higher education capital plan, to protect the environment, to enhance the State’s economic development, and maintain correctional and mental hygiene facilities. New issuances are planned for education facilities ($8.1 billion), transportation infrastructure ($6.5 billion), mental hygiene and health care facilities ($3.1 billion), State facilities and equipment ($2.5 billion), and other programs ($2.5 billion).

Limitations on State-Supported Debt

Debt Reform Act

The Debt Reform Act of 2000 imposed statutory limitations which restricted the issuance of State-supported debt to capital purposes and established a maximum term of 30 years for such debt. The statute also imposed phased-in caps that will ultimately limit the amount of new State-supported debt to 4 percent of State personal income, and new State-supported debt service costs to 5 percent of All Funds receipts. The restrictions apply to all new State-supported debt issued on and after April 1, 2000. The cap on debt outstanding is fully phased in during 2010-11, while the cap on debt service costs is expected to be fully phased in during 2013-14.

The statute requires that the limitations on the amount of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the October Update to the State’s Financial Plan. If the actual amount of new State-supported debt outstanding and debt service costs for the prior fiscal year are below the caps at this time, State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from issuing new State-supported debt until the next annual cap calculation is made and debt is found to be within the applicable limitations.

For the 2009-10 fiscal year, the cumulative debt outstanding and debt service caps were 3.98 percent each. The actual levels of debt outstanding and debt service costs continue to remain below the statutory caps. From April 1, 2000 through March 31, 2010, the State issued new debt resulting in $29.9 billion of debt outstanding applicable to the debt reform cap. This is approximately $6.3 billion below the statutory debt outstanding limitation. In addition, the debt service costs on this new debt totaled $2.4 billion in 2009-10—or roughly $2.7 billion below the statutory debt service limitation.

As of November 9, 2010, projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Act throughout the next several years. However, as of November 9, 2010, the State is continuing through a period of declining debt capacity. In part, declines in debt capacity are a product of reduced forecasts for personal income levels resulting from ongoing recessionary factors. The available room under the debt outstanding cap is expected to decline from $4.2 billion in 2010-11 to $1.8 billion in 2012-13. The State has indicated that measures to further adjust capital spending and debt financing practices are expected to be taken as needed to stay within the statutory limitations.

Interest Rate Exchange Agreements and Net Variable Rate Obligations

Chapter 81 of the Laws of 2002 authorized issuers of State-supported debt to issue a limited amount of variable rate debt instruments and to enter into a limited amount of interest rate exchange agreements. The limit on debt instruments which result in a net variable rate exposure (i.e., both variable rate debt and interest rate exchange agreements) is no more than 20 percent of total outstanding State-supported debt. Interest rate exchange agreements are also limited to a total notional amount of no more than 20 percent of total outstanding State-supported debt. As of March 31, 2010, State-supported debt of $50.3 billion results in variable rate exposure cap and interest rate exchange agreement cap authorizations of about $10 billion each. As discussed below, as of March 31, 2010, both the amount of outstanding variable rate debt instruments and interest rate exchange agreements are significantly less than the authorized totals of 20 percent of total outstanding State-supported debt.

Interest Rate Exchange Agreements

As of March 31, 2010, the State’s Authorized issuers have a notional amount of $2.7 billion in interest rate exchange agreements that are subject to the interest rate exchange agreement cap, or 5.3 percent of total debt outstanding.

The State has significantly reduced its swap exposure from $5.9 billion as of March 31, 2008 to $2.7 billion as of March 31, 2010, a 54 percent reduction. Over this two-year period, the State has terminated $3.2 billion of swaps, including $565 million that was terminated automatically due to the bankruptcy of Lehman Brothers Holdings, Inc. As of September 7, 2010, the State indicated that it had no plans to increase its swap exposure, and that it may take further actions to reduce swap exposures commensurate with variable rate restructuring efforts.

Net Variable Rate Obligations

As of March 31, 2010 the State had about $1.3 billion of outstanding variable rate debt instruments that were subject to the net variable rate exposure cap. This is equal to 2.5 percent of total debt outstanding and that amount includes $1.2 billion of unhedged variable rate obligations and $82 million of synthetic variable rate obligations.

The State has made significant adjustments to its variable rate bond portfolio to mitigate risks and reduce costs. Since February 2008, the State has reduced its variable rate bond exposure by $4.2 billion.

In addition to the variable rate obligations described above, the State has $2.4 billion of fixed rate obligations that may convert to variable rate obligations in the future. This includes $1.75 billion in State-supported convertible rate bonds outstanding as of September 7, 2010. These bonds bear a fixed rate until future mandatory tender dates in 2011, 2012 and 2013, at which times the State can convert them to either a fixed rate or continue them in a variable rate mode. Similar to these convertible bonds, the $618 million in forward starting synthetic variable rate obligations result in the State paying a fixed rate through 2014, and a variable rate between 2014 and 2030. Legislation was enacted in 2005 to clarify that convertible bonds, synthetic variable obligations and similar obligations that were issued on or before July 1, 2005 and which result in the State paying a fixed rate in a fiscal year do not count under the variable rate cap until the fiscal year in which the State may pay a variable rate.

LITIGATION

General

The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. As explained below, these proceedings could adversely affect the State’s finances in the 2010-11 fiscal year or thereafter.

For the purpose of the matters described below, the State defines “material and adverse developments” as rulings or decisions on or directly affecting the merits of a proceeding that have a significant adverse impact upon the State’s ultimate legal position, and reversals of rulings or decisions on or directly affecting the merits of a proceeding in a significant manner, whether in favor of or adverse to the State’s ultimate legal position. The State has indicated that it intends to discontinue disclosure with respect to any individual case after a final determination on the merits or upon a determination by the State that the case does not meet the materiality threshold described above.

As of November 9, 2010, except as described below, there is no material litigation involving the State’s constitutional or statutory authority to contract indebtedness, issue its obligations, or pay such indebtedness when due, or affects the State’s power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

The State is party to other claims and litigation, which either its legal counsel has advised that it is not probable that the State will suffer adverse court decisions or the State has determined do not meet the materiality threshold described in the first paragraph of this section. Although the amounts of potential losses, if any, resulting from this litigation are not presently determinable, it is the State’s opinion as of November 9, 2010 that its ultimate liability in any of these cases is not expected to have a material and adverse effect on the State’s financial position in the 2010-11 fiscal year or thereafter.

Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2010-11 Financial Plan. The State believes that the 2010-11 Enacted Budget Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2010-11 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2010-11 Enacted Budget Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2010-11 Enacted Budget Financial Plan.

Real Property Claims

In Oneida Indian Nation of New York v. State of New York, 74-CV-187 (NDNY), the alleged successors-in-interest to the historic Oneida Indian Nation seek a declaration that they hold a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place beginning in 1795 and ending in 1846, and ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area. This case remained dormant while the Oneidas pursued an earlier action which sought limited relief relating to a single 1795 transaction and the parties engaged in intermittent, but unsuccessful, efforts to reach a settlement. In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant, and to certify a class made up of all individuals who purport to hold title within the affected 250,000 acre area. On September 25, 2000, the District Court granted the motion to amend the complaint to the extent that it sought to add the State as a defendant and to assert money damages with respect to the 250,000 acres and denied the motion to certify a class of individual landowners and to seek the remedy of ejectment.

In a decision dated March 29, 2002, the District Court granted, in part, plaintiffs’ motion to strike the State’s defenses and counterclaims. The District Court also denied the State’s motion to dismiss for failure to join indispensable parties.

Further efforts at settlement of this action failed to reach a successful outcome. While such discussions were underway, two significant decisions were rendered by the Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian Nation of New York, 544 U.S. 197 (2005), and Cayuga Indian Nation of New York v. Pataki, 413 F.3d 266 (2d Cir. 2005), cert. denied, 126 S.Ct. 2021, 2022 (2006). Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims. These decisions prompted the District Court to reassess its 2002 decision, which in part had struck such defenses, and to permit the filing of a motion for summary judgment predicated on the Sherrill and Cayuga holdings. On August 11, 2006, the defendants moved for summary judgment dismissing the action, based on the defenses of laches, acquiescence, and impossibility. By order dated May 21, 2007, the District Court dismissed plaintiffs’ claims to the extent that they asserted a possessory interest, but permitted plaintiffs to pursue a claim seeking the difference between the amount paid and the fair market value of the lands at the time of the transaction. The District Court certified the May 21, 2007 order for interlocutory appeal and, on July 13, 2007, the Second Circuit granted motions by both sides seeking leave to pursue interlocutory appeals of that order. On August 9, 2010, the Circuit Court rendered a decision which affirmed the summary judgment order insofar as it dismissed the Oneida land claim and reversed it insofar as it would have allowed plaintiffs to pursue a fair compensation claim against the State. Oneida Indian Nation et al v. County of Oneida et al., 617 F.3d 114 (2d Cir. 2010). This decision mandates dismissal of the Oneida land claim. The U.S. and the Oneidas filed an application for en banc review before the Second Circuit on October 21, 2010, which, as of November 9, 2010, awaited a decision.

Other Indian land claims include Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al., and The Onondaga Nation v. The State of New York, et al. both in the United States District Court for the Northern District of New York.

In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants’ answers. By decision dated October 20, 2003, the District Court denied the State’s motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution. On February 10, 2006, after renewed efforts at settlement failed to resolve this action, and recognizing the potential significance of the Sherrill and Cayuga appeals, the District Court stayed all further proceedings in this case until 45 days after the United States Supreme Court issued a final decision in the Cayuga Indian Nation of New York case. On November 6, 2006, after certiorari was denied in Cayuga, the defendants moved for judgment on the pleadings. Although the motion is fully briefed and awaiting decision, on April 16, 2008, the District Court issued an order staying the case until a decision is rendered with respect to the appeal in the Oneida case. The court requested that the parties consult and seek agreement by November 2010 on the issue of lifting the stay and supplemental briefing schedules.

In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or “Six Nations Iroquois Confederacy,” and that conveyances of portions of that land pursuant to treaties during the period 1788 to 1822 are null and void. The “aboriginal territory” described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. On August 15, 2006, based on Sherrill and Cayuga, the defendants moved for an order dismissing this action, based on laches. As of November 9, 2010, the motion was fully briefed and awaiting decision.

Cayuga Indian Nation of New York, et al. v Pataki, et al., United States District Court, NDNY, 80-CV-930 (McCurn, District Judge) (2d Cir. [02-6111]) involved approximately 64,000 acres in Seneca and Cayuga Counties surrounding the northern portion of Cayuga Lake that the historic Cayuga Nation sold to the State in 1795 and 1807 in alleged violation of the Nonintercourse Act (first enacted in 1790 and now codified at 25 U.S.C. § 177) because the transactions were not held under federal supervision, and were not formally ratified by the United States Senate and proclaimed by the President. After two lengthy trials, in 2001 the District Court denied ejectment as a remedy, and rendered a judgment against the State for damages and prejudgment interest in the net amount of $250 million. The State appealed. The tribal plaintiffs (but not the U.S.) cross-appealed, seeking ejectment of all of the present day occupants of the land in the 64,000 acre claim area and approximately $1.5 billion in additional prejudgment interest.

On June 28, 2005, the Second Circuit reversed and entered judgment dismissing the Cayuga action, based upon the intervening Supreme Court decision in Oneida Indian Nation v. City of Sherrill, 544 U.S. 197 (2005), which held (in the context of a property tax dispute involving a parcel that the tribe had purchased in fee within the Oneida claim area) that disruptive claims of Indian sovereignty could be barred by equitable defenses, including laches, acquiescence and impossibility. Cayuga Indian Nation v. Pataki, 413 F.3d 266 (2d Cir. 2005). The Second Circuit concluded that the same equitable considerations that the Supreme Court relied on in City of Sherrill applied to the Cayugas’ possessory claim and required dismissal of the entire lawsuit, including plaintiffs’ claim for money damages and their claim for ejectment. The Court also held that the United States’ complaint-in-intervention was barred by laches. The Supreme Court denied certiorari in Cayuga on May 15, 2006. 126 S. Ct. 2021, 2022.

This case was closed but recently became active when the Cayuga plaintiffs filed a FRCP 60(b)(6) motion to have the judgment vacated. Along with this motion a letter was sent to Judge McCurn’s chamber seeking a stay of the 60(b)(6) motion until after the Second Circuit decides the appeal in the Oneida Land Claim case. The motion is premised on Judge Kahn’s ruling in Oneida, discussed above, that in spite of the Second Circuit decision in Cayuga, the tribe may proceed to prove a non-possessory claim for unjust compensation against the State defendant. By stipulation of the parties, so-ordered by Judge McCurn, further briefing on the Cayugas’ motion for relief from judgment was suspended, pending the outcome of the Oneida appeal. That stay was recently lifted in light of the August 9, 2010 Oneida decision, and further briefing regarding the pending Rule 60(b) motion was filed on September 10, 2010.

Metropolitan Transportation Authority

In Hampton Transportation Ventures, Inc. et al. v. Silver et al. (Sup. Ct, Suffolk Co.), and other similar cases, including William Floyd Union Free School District v. State (Sup. Ct., Suffolk Co.), Town of Brookhaven v. Silver, et al. (Sup. Ct., Suffolk Co.), Town of Southampton and Town of Southold v. Silver (Sup. Ct. Suffolk Co.), Town of Huntington v. Silver (Sup. Ct. Suffolk Co.), Town of Smithtown v. Silver (Sup. Ct. Suffolk Co.), Mangano v. Silver (Sup. Ct. Nassau Co) and Vanderhoef v. Silver (now in Sup. Ct. Albany Co), plaintiffs challenge the constitutionality of 2009 Laws of New York chapter 25, which imposed certain taxes and fees, including a regional payroll tax, in the Metropolitan Commuter Transportation District, the revenue from which is directed to the Metropolitan Transportation Authority. Plaintiffs seek a judgment declaring that enactment of chapter 25 violated State constitutional provisions relating to the need for a home rule message, supermajority requirements for enactment of special or local laws, single purpose appropriation bills, and liability for the debts of public authorities. Plaintiffs also seek a judgment declaring that enactment of chapter 25 violated provisions of the Public Authority Law § 1266 requiring that the Metropolitan Transportation Authority be self-sustaining.

With the consent of the plaintiff (the County Executive of Rockland County), the Vanderhoef case was transferred to Albany County from Rockland County and the State has indicated that the defendants intend to move for judgment in their favor. Defendants in each of the other cases have moved to change the venue of their respective cases to Albany County or New York County. A number of additional towns and a village in various counties, Suffolk County and the Orange County Chamber of Commerce have joined the Mangano case as plaintiffs.

School Aid

In Becker et al. v. Paterson et al. (Sup. Ct, Albany Co.), plaintiffs seek a judgment declaring that the governor’s determination to delay payment of school aid due by statute on December 15, 2009, violated State constitutional provisions related to, among other things, the separation of powers doctrine. Since the commencement of the suit, the moneys at issue have been released. Following a February 3, 2010 conference with the court to discuss the status of the case, plaintiffs amended their complaint to reflect late payment of the moneys at issue. Pursuant to a Court-directed schedule, following defendants’ answer, plaintiffs moved for summary judgment on March 5, 2010. Defendants cross-moved for summary judgment on April 15, 2010. The plaintiffs replied on May 7, 2010 and defendants filed their sur-reply on May 21, 2010. The motions were argued on June 24, 2010 and, as of November 9, 2010, the parties were awaiting decision.

In a second case involving the parties (Becker et al. v. Paterson [Sup. Ct., Albany Co.]), plaintiffs seek a judgment declaring that the governor’s determination to delay payment of school aid from March 31, 2010 to June 1, 2010, also violated State constitutional provisions related to, among other things, the separation of powers doctrine. Since the commencement of the suit, the moneys at issue have also been released. The defendants answered, claiming that the statue in question, Education Law §3609-a, permitted payment on June 1, 2010, and that March 31, 2010 was merely an authorized pre-payment date. Plaintiffs moved for summary judgment on July 21, 2010 and defendants responded and cross-moved for summary judgment on September 16, 2010. The plaintiffs waived their right to reply on their motion and submitted no opposition to the cross-motion. The parties waived oral argument and, as of November 9, 2010, were awaiting decision.

In Hussein v. State of New York, plaintiffs seek a judgment declaring that the State’s system of financing public education violates section 1 of article 11 of the State Constitution, on the ground that it fails to provide a sound basic education. In a decision and order dated July 21, 2009, the Supreme Court, Albany County, denied the State’s motion to dismiss the action. The State has appealed this denial to the Appellate Division, Third Department. The appeal was scheduled to be argued in November 2010.

Representative Payees

In Weaver et ano. v. State of New York, filed in the New York State Court of Claims on July 17, 2008 and subsequently amended, two claimants allege that the executive directors of the Office of Mental Health facilities in which the claimants were hospitalized, acting as representative payees under the Federal Social Security Act, improperly received benefits due them and improperly applied those benefits to the cost of their in-patient care and maintenance and, in the case of one of the claimants, also to the cost of her care and maintenance in a state-operated community residence.

The first named claimant initially sought benefits on her own behalf as well as certification of a class of claimants. However, the class claims were dismissed by the Court of Claims on February 10, 2010 for failure to comply with Court of Claims Act § 11(b), which provides that a claim must state when and where the claim arose, the nature of the claim, the items of damage, and the total sum claimed. On March 18, 2010, claimants filed a notice of appeal.

On June 4, 2010, the State moved for summary judgment against the individual claims on various grounds. By decision and order dated September 27, 2010, the Court of Claims (Ruderman, J.), granted the State’s motion for summary judgment and dismissed the individual claims. The Court held that the state statutes relied on by claimants do not apply to Social Security benefits and that executive directors of OMH facilities are acting properly in accordance with the Social Security Act and applicable federal regulations. As of November 9, 2010, the time in which claimants may appeal from this decision and order had not yet expired.

Sales Tax

In Seneca Nation of Indians v. Paterson et al. (United States District Court WDNY), St. Regis Mohawk Tribe v. Paterson, et al. (United States District Court WDNY), Unkechauge Indian Nation v Paterson, et al. (United States District Court WDNY), and Oneida Indian Nation of New York v Paterson, et al. (United States District Court NDNY), plaintiffs seek judgments declaring that Chapters 134 and 136 of the Laws of 2010, which enacted amendments to the Tax Law regarding collection of excise taxes on reservation cigarette sales to non-tribal members, violate their rights under Federal law, and enjoining the State from enforcing those laws. On August 26, 2010, in Seneca, the District Court granted a motion to intervene brought by the Cayuga Indian Nation of New York. In Seneca, in an order dated August 31, 2010, the District Court ordered that defendants are temporarily restrained from implementing, administering and enforcing the challenged provisions of the Tax Law and the implementing regulations as applied to the Seneca Nation of Indians and the Cayuga Indian Nation of New York pending further order of the Court. On October 15, 2010, the District Court granted a similar temporary restraining order in the St. Regis and Unkechauge cases.

On October 14, 2010, the District Court in Seneca denied plaintiffs’ motion for a preliminary injunction but granted a stay of enforcement of the Tax Law amendments pending plaintiffs’ appeal. The Cayuga Indian Nation moved in the District Court for reconsideration of the denial of the preliminary injunction and to refer the case to mediation. On October 14, 2010, the District Court in Oneida granted plaintiff’s motion for a preliminary injunction and also referred the case to mediation. Defendants appealed to the Second Circuit from the stay pending appeal in Seneca and the preliminary injunction in Oneida, and the Seneca Nation of Indians appealed from the denial of the preliminary injunction in Seneca. Defendants moved in the Second Circuit in Seneca and in Oneida to vacate pending appeal the orders that defendants appealed in those cases. Those motions were referred to a motions panel of the Second Circuit which was scheduled to consider them on November 9, 2010.

On October 26, 2010, the District Court heard argument on the plaintiffs’ motions for a preliminary injunction in St. Regis and Unkechauge. It also extended the temporary restraining order in those cases until November 12, 2010.

In Day Wholesale Inc., et al. v. State, et al. (Sup. Ct., Erie Co.), plaintiffs also seek to enjoin the collection of taxes on cigarettes sold to or by reservation retailers. On August 31, 2010, the Supreme Court, Erie County issued an order vacating two earlier preliminary injunctions of that court barring the collection of such taxes until defendants had taken certain steps to comply with prior law. The Court also denied plaintiffs’ motion for a preliminary injunction enjoining enforcement of the provisions of Chapters 134 and 186 of the Laws of 2010.

The plaintiffs in Day Wholesale appealed. On September 14, 2010 the Appellate Division, Fourth Department denied plaintiffs’ motion for a preliminary injunction pending appeal.

Bottle Bill Litigation

In International Bottled Water Association, et al. v. Paterson, et al., plaintiffs seek declaratory and injunctive relief declaring that certain amendments to the State’s Bottle Bill enacted on April 7, 2009 as part of the 2009-2010 budget violate the due process clause, the equal protection clause and the commerce clause of the United States Constitution. On May 27, 2009, the United States District Court for the Southern District of New York issued a preliminary injunction staying the June 1, 2009 effective date of the amendments to the Bottle Bill and declared that the section of the amendments which requires that the plaintiffs and other beverage manufacturers and distributors place a unique New York-exclusive universal product code on all bottles covered by the law that are offered for sale in the State violates the commerce clause of the United States Constitution. By order entered May 29, 2009 that superseded the above-referenced May 27, 2009 preliminary injunction, the District Court granted a preliminary injunction that (1) enjoined the State from implementing or enforcing the New York-exclusive universal product code provision of the Bottle Bill and (2) enjoined the State from implementing or enforcing any and all other amendments to the Bottle Bill signed into law on April 7, 2009, until April 1, 2010, to allow persons subject to the amendments sufficient time to comply with the law’s requirements.

The State defendants moved to modify the preliminary injunction. On August 13, 2009, the Court modified the injunction so that its provisions applied only to water bottles, stating that the injunction would dissolve by October 22, 2009 unless the bottlers showed cause that due process required that the injunction should continue. On October 23, 2009, after reviewing the parties’ submissions, the Court lifted the injunction, allowing most parts of the State law requiring a five cent deposit on water bottles to take effect October 31, 2009. The Court’s decision, however, permanently enjoined the State from implementing a provision that required water bottles to bear a New York-exclusive universal product code on each bottle.

On March 22, 2010, the Court endorsed stipulated final judgments making final the permanent injunction on the New York-exclusive UPC provisions and lifting the preliminary injunctions in the August 13, 2009 and October 23, 2009 orders. On March 23, 2010, the Court endorsed plaintiffs’ voluntary dismissal of all remaining claims, including their challenge to the Sugar Water Exemption. As of November 9, 2010, an interlocutory appeal by a non-party to the Second Circuit challenging a September 14, 2009 clarification order that the August 13, 2009 order lifting the preliminary injunction as to all non-bottled water products was not intended to be retroactive remained pending. Negotiations over plaintiffs’ attorney fees have been completed.

Public Finance

In Bordeleau et al. v. State of New York, et al., a group of 50 individuals filed a complaint in the Supreme Court, Albany County, asking the court to enjoin certain expenditures of State funds and declare them to be illegal under the New York State Constitution. In particular, the plaintiffs claim that the State budget appropriates funds for grants to private corporations, allegedly in violation of Article VII, § 8, paragraph 1 of the Constitution, which provides that “money of the state shall not be given or loaned to or in aid of any private corporation or association, or private undertaking,” except for certain specified exceptions. The plaintiffs also claim that because the State budget provides, in part, that some appropriated funds will be used “in accordance with a memorandum of understanding entered into between the governor, majority leader of the senate and the speaker of the assembly, or their designees,” the Senate and Assembly have “improperly delegated their legislative powers” in violation of Article VII, § 7, which provides that every law making an appropriation “shall distinctly specify the sum appropriated, and the object or purpose to which it is to be applied.”

In addition to the State defendants, the complaint names as defendants certain public authorities and private corporations that are claimed to be recipients of the allegedly illegal appropriations. The State defendants and several other defendants moved to dismiss the complaint for failure to state a cause of action, for failure to join certain necessary parties, and for lack of a justiciable controversy. In a decision and order dated February 27, 2009, the Supreme Court, Albany County, granted the motion to dismiss the complaint, finding no violation of either Article VII, § 7, or Article VII, § 8. The court concluded that the challenged appropriations were valid expenditures for public purposes and not “gifts” prohibited under Article VII, § 8. The court also rejected the appellant’s challenge to the reference in the budget to a memorandum of understanding, relying on that Court’s holding in Saxton v. Carey, 44 N.Y.2d 545 (1978), that the degree of itemization required under Article VII, § 7 is to be determined by the Legislature, not the courts.

Plaintiffs appealed from the dismissal of their complaint. The appeal was argued in the Appellate Division, Third Department, on April 26, 2010. On June 24, 2010, the Appellate Division reversed the dismissal of the case and remanded the matter back to the lower court. The Appellate Division order directed the defendants to answer the complaint thirty days after the date of the decision. On September 13, 2010, the Appellate Division granted the defendants’ motion for leave to appeal to the Court of Appeals.

Eminent Domain

In Gyrodine v. State of New York (Court of Claims), claimant seeks compensation under the Eminent Domain Procedures Law in connection with the appropriation by the State of 245 acres of land in connection with the expansion of SUNY Stony Brook. By decision dated June 21, 2010, the Court of Claims awarded claimant $125 million as compensation for the appropriation. On September 13, 2010, the State appealed from the decision.

Insurance Department Assessments

In New York Insurance Association, Inc. v. State (Sup. Ct., Albany Co.), several insurance companies and an association of insurance companies seek a declaration that certain assessments issued against the plaintiff insurance companies by the Insurance Department pursuant to Insurance Law § 332 violate the Insurance Law and the State and Federal Constitutions to the extent that the assessments include amounts for items that are not direct expenses of the Insurance Department. The State filed its answer on May 4, 2010.

On June 9, 2010, the State filed a motion for summary judgment. Plaintiffs have filed a motion for permission to conduct discovery prior to responding to the State’s motion for summary judgment. Plaintiffs’ motion was returnable on December 13, 2010, but plaintiffs had indicated that they intended to file an amended complaint prior to that time.

Tobacco Master Settlement Agreement (“MSA”)

In Freedom Holdings Inc. et al. v. Spitzer et ano., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 Tobacco Master Settlement Agreement (MSA) that New York and many other states entered into with the major tobacco manufacturers. The initial complaint alleged: (1) violations of the Commerce Clause of the United States Constitution; (2) the establishment of an “output cartel” in conflict with the Sherman Act; and (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution. The United States District Court for the Southern District of New York granted defendants’ motion to dismiss the complaint for failure to state a cause of action. Plaintiffs appealed from this dismissal. In an opinion dated January 6, 2004, the United States Court of Appeals for the Second Circuit (1) affirmed the dismissal of the Commerce Clause claim; (2) reversed the dismissal of the Sherman Act claim; and (3) remanded the selective enforcement claim to the District Court for further proceedings. Plaintiffs have filed an amended complaint that also challenges the MSA itself (as well as other related State statutes) primarily on preemption grounds. On September 14, 2004, the District Court denied all aspects of plaintiffs’ motion for a preliminary injunction, except that portion of the motion relating to the ability of tobacco manufacturers to obtain the release of certain funds from escrow. Plaintiffs appealed from the denial of the remainder of the motion to the United States Court of Appeals for the Second Circuit. In May 2005, the Second Circuit affirmed the denial of the preliminary injunction. In December 2006, the motions and cross-motions of the parties for summary judgment were fully submitted to the District Court. By order dated July 7, 2008, the District Court requested updated statistical information and other information needed to resolve certain material questions. Following an evidentiary hearing, by a December 15, 2008 order summarizing a preliminary decision, the District Court dismissed all of plaintiff’s claims. On January 12, 2009, the Court issued its opinion and order granting judgment dismissing the complaint. Plaintiff appealed and, as of November 9, 2010, the appeal was pending before the Second Circuit.

In Grand River Ent. v. King, a cigarette importer raises the same claims as those brought by the plaintiffs in Freedom Holdings, in a suit against the attorneys general of thirty states, including New York. The parties have cross-moved for summary judgment in the United States District Court for the Southern District of New York; oral argument was held on April 27, 2010 and, as of November 9, 2010, the parties were awaiting the decision from Judge Keenan.

MSA Arbitration

Each year in perpetuity, under the MSA between tobacco manufacturers who are party to the MSA (“PMs”) and 46 settling states, plus some territories and the District of Columbia (collectively the “Settling States”), the PMs pay the Settling States a base payment to compensate for financial harm to the Settling States for smoking-related illness. New York’s allocable share of the total payment is approximately 12.8% of the total, or approximately $800 million annually. In order to keep the base payment under the MSA, each Settling State must pass and diligently enforce a statute that requires tobacco manufacturers who are not party to the MSA (“NPMs”) to deposit in escrow an amount roughly equal to the amount that the PMs pay per pack sold. The PMs have brought a nationwide arbitration against the Settling States (minus Montana) asserting that those States failed to diligently enforce their respective escrow statutes in 2003. Any such claim for the years prior to 2003 were settled in 2003. The PMs are making the same claim for years 2004-2006, but none of those years are yet in arbitration. The full panel of arbitrators, all of whom are retired Art. III federal judges, has been selected. An Administrative Conference was held on July 20, 2010; the Initial Conference took place in Chicago on October 5, 2010; as of November 9, 2010, the next hearing on several preliminary legal issues was to be held in Chicago on December 6-7, 2010.

* * * * *

ADDITIONAL CONSIDERATIONS

New York municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX D

ADDITIONAL INFORMATION CONCERNING PUERTO RICO MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Puerto Rico (“Puerto Rico,” the “Commonwealth” or the “Island”). The sources of payment for Puerto Rico municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in official statements relating to offerings of Puerto Rico bond issues, the most recent such official statement being dated February 10, 2011. Any estimates of future results and other projections are statements of opinion made by the Commonwealth in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any Puerto Rico issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

OVERVIEW

Puerto Rico, the fourth largest of the Caribbean islands, is located approximately 1,600 miles southeast of New York City. According to the United States Census Bureau, the population of Puerto Rico was 3,725,789 in 2010, compared to 3,808,610 in 2000. Puerto Rico’s constitutional status is that of a territory of the United States, and, pursuant to the territorial clause of the U.S. Constitution, the ultimate source of power over Puerto Rico is the U.S. Congress. The relationship between the United States and Puerto Rico is referred to as commonwealth status.

The United States and the Commonwealth share a common defense, market, currency and citizenship. The Commonwealth exercises virtually the same control over its internal affairs as do the 50 states. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections. They are represented in Congress by a Resident Commissioner that has a voice in the House of Representatives but no vote (except in House committees and subcommittees to which he belongs). Most federal taxes, except those such as Social Security taxes, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. Income earned by Puerto Rico residents from sources outside of Puerto Rico, however, is subject to federal income tax. The official languages of Puerto Rico are Spanish and English.

Puerto Rico has a diversified economy with manufacturing and services comprising its principal sectors. Puerto Rico’s economy is closely linked to the United States economy. In fiscal year 2009 (which ended on June 30, 2009), the Commonwealth’s gross national product (preliminary, in current dollars) was $62.8 billion, and personal income per capita (preliminary, in current dollars) was $14,905.

The Constitution of Puerto Rico limits the amount of general obligation debt that the Commonwealth can issue. The Commonwealth’s policy has been and continues to be to prudently manage the level of such debt within the constitutional limitation.

Fiscal responsibility for the Commonwealth is shared among the Department of the Treasury (the “Treasury Department”), the Office of Management and Budget (“OMB”) and Government Development Bank for Puerto Rico (“Government Development Bank” or “GDB”). The Department of the Treasury is responsible for collecting most of the Commonwealth’s revenues, overseeing preparation of its financial statements and contributing to the preparation of the budget. OMB prepares the Commonwealth’s budget and is responsible for monitoring expenditures. Government Development Bank is the fiscal agent and financial advisor to the Commonwealth and its agencies, public corporations and municipalities and coordinates the management of public finances.

OVERVIEW OF ECONOMIC AND FISCAL CONDITION

Economic Condition

Puerto Rico’s economy is in a recession that began in the fourth quarter of fiscal year 2006. Although Puerto Rico’s economy is closely linked to the United States economy, for fiscal years 2007, 2008 and 2009, Puerto Rico’s real gross national product decreased by 1.2%, 2.8%, and 3.7%, respectively, while the United States economy grew at a rate of 1.8% and 2.8% during fiscal years 2007 and 2008, respectively, and contracted during fiscal year 2009 at a rate of 2.5%. According to the Puerto Rico Planning Board’s (the “Planning Board”) March 2010 projections, which take into account the preliminary results for fiscal year 2009, the economic impact of a delay in the disbursement of funds from the American Recovery and Reinvestment Act of 2009 (“ARRA”), and other economic factors, the gross national product for fiscal year 2010 was forecasted to contract by 3.6%. The gross national product for fiscal year 2011, however, is forecasted to grow by 0.4%.

Fiscal Condition

Structural Budget Imbalance. Since 2000, the Commonwealth has experienced a structural imbalance between recurring government revenues and total expenditures. Prior to fiscal year 2009, the government bridged the deficit resulting from the structural imbalance through the use of non-recurring measures, such as borrowing from GDB or in the bond market, postponing the payment of various government expenses, such as payments to suppliers and utilities providers, and other one time measures such as the use of derivatives and borrowings collateralized with government owned real estate. Since March 2009, the government has taken multiple steps to address and resolve this structural imbalance. These steps are discussed below under “Economy—Fiscal Stabilization and Economic Reconstruction.”

For fiscal year 2009, the deficit was $3.306 billion, consisting of the difference between total recurring revenues of $7.583 billion and total expenditures for such fiscal year of $10.890 billion. The estimated deficit is projected to be approximately $2.1 billion for fiscal year 2010 and approximately $1.0 billion for fiscal year 2011, as discussed below.

Results for Fiscal Year 2009. Total General Fund revenues for fiscal year 2009 were $7.583 billion, representing a decrease of $775.5 million, or 9.3%, from fiscal year 2008 revenues. Total expenditures for fiscal year 2009 were approximately $10.890 billion, consisting of $9.927 billion of total expenditures and approximately $962 million of other uses. Total expenditures of $10.890 billion represented an increase of approximately $1.402 billion, or 14.8%, of original budgeted expenditures and exceeded total General Fund revenues (excluding other financing sources) by $3.306 billion, or 43.6%.

During fiscal year 2009, the administration also faced an aggregate cash shortfall of $1.153 billion that, when added to the deficit, provides for approximately $4.459 billion in excess expenditures and cash shortfall. The difference between General Fund revenues and total expenditures for fiscal year 2009 was principally paid from proceeds of bond issues made by Puerto Rico Sales Tax Financing Corporation (“COFINA” by its Spanish-language acronym) and the restructuring of the corpus account of the Puerto Rico Infrastructure Financing Authority (“PRIFA”) pursuant to the fiscal stabilization plan described below.

Preliminary Results for Fiscal Year 2010. Preliminary General Fund revenues for fiscal year 2010 (from July 1, 2009 to June 30, 2010) were $7.691 billion, a decrease of $19 million from the $7.710 billion of revenues for fiscal year 2009 and $21 million, or 0.3%, from the $7.670 billion of estimated revenues for fiscal year 2010. The major changes in revenues from fiscal year 2009 were a decrease of $258 million and $251.4 million in sales and use tax and withholding taxes from non-residents, respectively. The decrease in sales and use taxes was due to the assignment to COFINA of an additional 1.75% of the 5.5% Commonwealth sales and use tax while the decrease in withholding taxes from non-residents is due to a one time payment received in fiscal year 2009. These decreases were offset by an increase in property taxes of $226.5 million (which were not received in fiscal year 2009) and excise taxes of approximately $85 million, principally due to revenue raising measures implemented as part of Act. No. 7 of March 9, 2009, as amended (“Act 7”), discussed below. Income taxes from corporations also increased by $302 million due in part to increased enforcement initiatives.

Preliminary total expenditures for fiscal year 2010 amount to $9.833 billion, consisting of $7.670 billion of budgeted General Fund expenditures and approximately $2.163 billion of additional expenditures covered from COFINA bond issues, as part of a multi-year fiscal stabilization plan to achieve fiscal balance (see “Fiscal Stabilization Plan” below). Preliminary total expenditures were approximately $337 million, or 3.3%, below originally budgeted expenditures of $10.170 billion.

Preliminary Results for the First Five Months of Fiscal Year 2011. Preliminary General Fund revenues for the first five months of fiscal year 2011 (from July 1, 2010 to November 30, 2010) were $2.641 billion, a decrease of $51 million, or 1.9%, from $2.692 billion of revenues for the same period in the prior fiscal year and a decrease of $14.1 million, or 0.5%, from the original estimate of revenues of $2.655 billion made for budget purposes.

The decline in General Fund revenues is mainly due to a decrease of $113.4 million, $26.2 million, $70.7 million and $23.3 million in collections from income tax on corporations, withholding on non-residents, other non-tax revenues and federal excise taxes on off-shore shipments of rum, respectively. These declines were partially offset by increases of $146.5 million, $30.2 million and $18.3 million in collections from income tax on individuals, property taxes and excise taxes on cigarettes, respectively.

The decrease in corporate income taxes and withholding taxes from non-residents is due to current economic conditions. The decrease in federal excise taxes on off-shore shipments of rum was due to a delay in the approval of federal legislation extending the reimbursement rate per proof gallon. This legislation was approved in December 2010 and, in January 2011, the Commonwealth Government (the “Government”) received from the federal government $50 million of such federal excise taxes on off-shore rum shipments related to the period from July through December 2010.

Fiscal Stabilization Plan. In January 2009, the administration, which gained control of the Executive and Legislative branches of government in the November 2008 elections, began to implement a multi-year plan designed to achieve fiscal balance, restore sustainable economic growth and safeguard the investment-grade ratings of the Commonwealth. The fiscal stabilization plan, which was generally contained in Act 7, sought to achieve budgetary balance, while addressing expected fiscal deficits in the intervening years through the implementation of a number of initiatives, including: (i) a gradual operating expense-reduction plan through reduction of operating expenses, including payroll, which is the main component of government expenditures, and the reorganization of the Executive Branch; (ii) a combination of temporary and permanent revenue raising measures, coupled with additional tax enforcement measures; and (iii) a bond issuance program through COFINA. The proceeds from the COFINA bond issuance program (which proceeds are held by GDB in an account referred to herein as the “Stabilization Fund”) have been used to repay existing government debt (including debts with GDB), finance operating expenses for fiscal years 2008 through 2011, including costs related to the implementation of a workforce reduction plan, and fund an economic stimulus plan, as described below. These proceeds may also be used for fiscal year 2012, to the extent included in the government’s annual budget for such fiscal year.

Unfunded Pension and Non-Pension Post-Employment Benefit Obligations and Funding Shortfalls of the Retirement Systems. One of the challenges every administration has faced during the past 20 years is how to address the growing unfunded pension benefit obligations and funding shortfalls of the three Government retirement systems (the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System) that are funded principally with government appropriations. As of June 30, 2009, the unfunded actuarial accrued liability (including basic and system administered benefits) for the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System was $17.092 billion, $6.564 billion and $273 million, respectively, and the funded ratios were 9.8%, 24.7% and 15.6%, respectively. According to preliminary actuarial valuations as of June 30, 2010, the unfunded actuarial accrued liability of the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System increased to $17.834 billion, $7.058 billion and $283 million, respectively, the funded ratios of the Employees Retirement System and Teachers Retirement System decreased to 8.5% and 23.9%, respectively, and the funded ratio of the Judiciary Retirement System increased to 16.4%.

Based on current employer and member contributions to the retirement systems, the unfunded actuarial accrued liabilities will continue to increase significantly, with a corresponding decrease in the funded ratios, since the annual contributions are not sufficient to fund pension benefits, and thus, are also insufficient to amortize the unfunded actuarial accrued liabilities. Because annual benefit payments and administrative expenses of the retirement systems have been significantly larger than annual employer and member contributions, the retirement systems have been forced to use investment income, borrowings and sale of investment portfolio assets to cover funding shortfalls. The funding shortfall (basic system benefits, administrative expenses and debt service in excess of contributions) for fiscal year 2011 for the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System is expected to be approximately $752 million, $274 million and $8 million, respectively. As a result, the assets of the retirement systems are expected to continue to decline.

Based on the assumptions used in the latest preliminary actuarial valuations, including the expected continued funding shortfalls: (i) the Employees Retirement System, the largest of the three retirement systems, would deplete its net assets (total assets less liabilities, including the principal amount of certain pension obligation bonds) by fiscal year 2014 and its gross assets by fiscal year 2019; (ii) the Teachers Retirement System would deplete its net and gross assets by fiscal year 2020; and (iii) the Judiciary Retirement System would deplete its net and gross assets by fiscal year 2018. The estimated years for depletion of the assets could vary depending on how actual results differ from the assumptions used in the actuarial valuations, as well as based on any future changes to the contribution and benefits structures of the retirement systems.

Since the Commonwealth and other participating employers are ultimately responsible for any funding deficiency in the three retirement systems, the depletion of the assets available to cover retirement benefits will require the Commonwealth and other participating employers to cover such funding deficiency. It is estimated that the Commonwealth would be responsible for approximately 74% of the combined funding deficiency of the three retirement systems, with the balance being the responsibility of the municipalities and participating public corporations.

The Commonwealth also provides non-pension post-employment benefits that consist of a medical insurance plan contribution. These benefits, which amounted to $114.2 million for fiscal year 2010, are funded on a pay-as-you-go basis from the General Fund and are valued using actuarial principles similar to the way that pension benefits are calculated. Based on preliminary actuarial valuations, as of June 30, 2010, the aggregate unfunded actuarial accrued liability of these benefits for the three retirement systems was $2.3 billion.

In order to address the growing unfunded pension and non-pension benefit obligations and funding shortfalls of the three government retirement systems, in February 2010, the Governor of Puerto Rico (the “Governor”) established a special commission to make recommendations for improving the financial solvency of the retirement systems. The special commission submitted a report to the Governor on October 21, 2010. As of February 10, 2011, the individual recommendations made by the members of the special commission, which included increasing the amount of the employer and employee annual contributions and changing the benefits structure, were being analyzed with the intent of presenting a comprehensive, consensus legislation package during 2011. The Secretary of Labor, who chaired the special commission, was evaluating, in particular, proposing additional employer contributions to improve the funding ratio, the impact of special laws that have provided additional retirement benefits, and the impact on the system’s cash flow of previously approved increases in the amount that members may borrow from the systems under various loan programs.

On July 2, 2010, the Government enacted Act No. 70 (“Act 70”), which is designed to reduce government expenditures by providing an early retirement window for eligible employees (who opted to retire by January 14, 2011 or during such other period that may be established by a designated committee) under a formula that results in a positive actuarial impact for the government’s retirement systems. Employees that elected to participate in the program will receive retirement benefits based on a lower salary and a lower pension rate than what they would otherwise have been entitled to if they had continued in their employment until full vesting, but at a higher rate than what they would be entitled to based on their current years of service. Approximately 4,000 employees opted for early retirement under Act 70.

Because of the multi-year fiscal imbalances mentioned above, the Commonwealth is unable to make the actuarially recommended contributions to the retirement systems. If the Commonwealth fails to take action in the short-term to address the retirement systems’ funding deficiency, the continued use of investment assets to pay benefits as a result of funding shortfalls and the resulting depletion of assets could adversely affect the ability of the retirement systems to meet the rates of return assumed in the actuarial valuations, which could in turn result in an earlier depletion of the retirement systems’ assets and a significant increase in the unfunded actuarial accrued liability. Ultimately, since the Commonwealth’s General Fund is required to cover a significant amount of the funding deficiency, the Commonwealth would have difficulty funding the annual required contributions unless it implements significant reforms to the retirement systems, obtains additional revenues, or takes other budgetary measures. For more information regarding the financial condition of the retirement systems and the Government’s efforts to address the unfunded pension and non-pension benefit obligations and cash flow shortfalls of the retirement systems, see “Revenues and Expenses—Expenses—Retirement Systems.”

Economic Reconstruction Plan

In fiscal year 2009, the administration began to implement a short-term economic reconstruction plan. The cornerstone of this plan was the implementation of federal and local economic stimulus programs. The Commonwealth was awarded approximately $6.8 billion in stimulus funds under the ARRA program, which was enacted by the U.S. government to stimulate the U.S. economy in the wake of the global economic downturn. Approximately $3.3 billion of the ARRA funds are allocated for consumer and taxpayer relief and the remainder are expected to be used to expand unemployment and other social welfare benefits, and spending in education, health care and infrastructure, among other measures. As of December 15, 2010, the Commonwealth had disbursed $4.3 billion in ARRA funds, or 63%, of awarded funds.

The administration has complemented the federal stimulus package with additional short and medium-term supplemental stimulus measures that seek to address local economic challenges and provide investment in strategic areas. These measures included a local $500 million economic stimulus plan to supplement the federal plan.

Economic Development Plan

The administration has also developed the Strategic Model for a New Economy, which is a comprehensive long-term economic development plan aimed at improving Puerto Rico’s overall competitiveness and business environment and increasing private-sector participation in the Puerto Rico economy. As part of this plan, the administration enacted Act No. 161 of December 1, 2009, which overhauled the permitting and licensing process in Puerto Rico in order to provide for a leaner and more efficient process in order to foster economic development. The administration also enacted Acts No. 82 and 83 of July 19, 2010, which provide for a new energy policy that seeks to lower energy costs and reduce energy-price volatility by reducing Puerto Rico’s dependence on fuel oil and the promotion of diverse, renewable-energy technologies. Moreover, the administration has proposed to adopt a comprehensive tax reform that takes into account the Commonwealth’s current financial situation.

In addition, to further stimulate economic development and cope with the fiscal crisis, on June 8, 2009, the Legislative Assembly approved Act No. 29 establishing a clear public policy and legal framework for the establishment of public-private partnerships to finance and develop infrastructure projects and operate and manage certain public assets. During fiscal year 2010, the administration engaged various financial advisors to assist it in the evaluation and procurement of various projects in the energy, transportation, water and public school infrastructure sectors. During the fourth quarter of fiscal year 2010, the administration published desirability studies for four public-private partnership priority projects and commenced procurement for such projects. The administration has short-listed proponents for the toll roads and school infrastructure projects. Moreover, the administration has made substantial progress in the preparation of a public-private partnership procurement for the Luis Muñoz Marin International Airport.

The administration has also identified strategic initiatives to promote economic growth in various sectors of the economy where the Commonwealth has competitive advantages and several strategic/regional projects aimed at fostering balanced economic development throughout the Island. These projects, some of which are ongoing, include tourism and urban redevelopment projects.

The fiscal stabilization plan, the economic reconstruction plan, and the long-term economic development plan are described in further detail below under “Economy—Fiscal Stabilization and Economic Reconstruction.”

Tax Reform

In February 2010, the Governor named a committee to review the Commonwealth’s income tax system and propose a tax reform directed at promoting economic growth and job creation within the framework of preserving the administration’s path towards achieving fiscal stability. The committee presented its findings to the Governor and, on October 25, 2010, the Governor announced that he was submitting to the Legislative Assembly various bills in order to implement the tax reform. The tax reform is intended to be revenue positive.

The tax reform consists of two phases focused on providing tax relief to individuals and corporations, promoting economic development and job creation, simplifying the tax system and reducing tax evasion through enhanced tax compliance measures. The first phase, enacted as Act No. 171 of November 15, 2010, is expected to provide individual and corporate taxpayers with aggregate savings of $309 million for taxable year 2010. The second phase, enacted as Act No. 1 of January 31, 2011 (“Act No. 1”), is projected to provide individual and corporate taxpayers aggregate annual average savings of $1.2 billion for the next six taxable years, commencing in taxable year 2011. Consistent with the objective of maintaining the path towards fiscal stability, the tax relief provisions applicable to individuals and corporations for taxable years 2014 through 2016 become effective only if (i) OMB certifies that the administration’s expense control target has been met, (ii) the Treasury Department certifies that General Fund revenue target has been met and (iii) the Planning Board certifies a year-over-year target increase in gross domestic product. See “Revenues and Expenses—Major Sources of General Fund Revenues—Tax Reform” under for a summary of the principal provisions of the tax reform.

As part of structuring the tax reform, the Government utilized a group of economic consultants to project its impact on tax revenues through the use of dynamic economic models adjusted to Puerto Rico’s specific economic conditions. The Government also conducted its own internal analyses of such impact. Based on these analyses, the Government expects that the reduction in income tax revenues resulting from the implementation of the tax reform should be fully offset by the additional revenues produced by (i) enhanced tax compliance measures, (ii) the elimination of certain incentives and tax credits, (iii) a new temporary excise tax imposed at a declining rate (from 4% for 2011 to 1% for 2016) on certain acquisitions from related parties, and (iv) an expansion of taxation of certain nonresident alien individuals, foreign corporations and foreign partnerships that are members of controlled groups that have members that are engaged in manufacturing or production or manufacturing services in Puerto Rico. The temporary excise tax and the expansion of the taxation of certain foreign persons were adopted by Act No. 154 of October 25, 2010, as amended (“Act 154”). In circumstances in which the temporary excise tax applies, the expansion of the taxation of nonresident individuals, foreign corporations and foreign partnerships does not apply. The other revenue enhancement measures, which are part of the second phase of the tax reform, are included in Act No. 1. On December 29, 2010, the Treasury Department adopted regulations that provide certain tax credits against the temporary excise tax that lessen its impact on affected taxpayers subject to the temporary excise tax. These regulations became effective on January 1, 2011. The first monthly excise tax payment was due on February 15, 2011. The regulations address implementation and interpretation issues and include provisions regarding certain applicable credits against the tax subject to maintaining a baseline employment and other conditions. The Government estimates that this excise tax will affect foreign corporations or partnerships that are principally engaged in the manufacturing of pharmaceuticals and electronics. The Government expects to raise approximately $1.4 billion from the excise tax during the first year of implementation of Act 154 and $5.6 billion for the six year period that the excise tax is in place.

Based on its analysis, the Government believes that the revenue projections from the taxes imposed by Act 154 are reasonable. However, since such taxes only became effective on January 1, 2011, there can be no assurance that the revenues therefrom, together with the other revenue enhancement measures included in the tax reform, will be sufficient to fully offset the reduction in income tax revenues expected from other aspects of the tax reform.

In connection with the expansion of the taxation of foreign persons by Act 154, the Government obtained a legal opinion regarding the creditability of the excise tax for U.S. federal income tax purposes. The opinion concludes that this excise tax should be creditable against U.S. federal income tax. That conclusion was based in part upon a determination that the expansion of the taxation of foreign persons and the imposition of the excise tax more likely than not satisfy the constitutional requirements of due process and the Commerce Clause of the United States Constitution, for reasons discussed therein. Act 154 has not been challenged in court; consequently, no court has passed on the constitutionality of Act 154. There can be no assurance that its constitutionality will not be challenged and that, if challenged, the courts will uphold Act 154. To the extent a court determines that the imposition of the excise tax or the expansion of the income tax or both are unconstitutional, the Government’s revenues may be materially adversely affected.

Budget for Fiscal Year 2011

On July 2, 2010, the Governor signed the Commonwealth’s central government budget for fiscal year 2011. The approved budget provides for total resources of $15.8 billion and total General Fund revenues of $8.134 billion, compared to preliminary General Fund revenues of $7.691 billion for fiscal year 2010. The budgeted General Fund revenues of $8.134 billion include base revenues of $7.691 billion, $302.5 million from tax enforcement and compliance measures, $110 million in expected revenues from the implementation of the property tax appraisal provisions included in Act No. 71 of July 2, 2010 and $30 million in additional revenues from casinos. The approved fiscal year 2011 budget provides for total expenditures of $9.134 billion, consisting of General Fund expenditures of $8.134 billion and additional expenditures of $1.0 billion that are expected to be covered from moneys deposited in the Stabilization Fund funded with the proceeds of a COFINA bond issue completed in June 2010. The budgeted total expenditures for fiscal year 2011 are $699 million, or 7.1%, lower than preliminary total expenditures of $9.833 billion for fiscal year 2010, and $1.756 billion, or 16%, lower than total expenditures of $10.890 billion for fiscal year 2009.

ECONOMY

General

The Commonwealth in the past has established policies and programs directed principally at developing the manufacturing sector and expanding and modernizing the Commonwealth’s infrastructure. Domestic and foreign investments have historically been stimulated by selective tax exemptions, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been to a large extent financed by bonds and notes issued by the Commonwealth, its public corporations, and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the population.

Puerto Rico’s economy experienced a considerable transformation during the second half of the twentieth century, from an agriculture economy to an industrial one. Factors contributing to this transformation included government-sponsored economic development programs, increases in the level of federal transfer payments, and the relatively low cost of borrowing. In some years, these factors were aided by a significant rise in construction investment driven by infrastructure projects, private investment, primarily in housing, and relatively low oil prices. Nevertheless, the significant oil price increases experienced from January 2002 to June 2008, the continuous contraction of the manufacturing sector, and the budgetary pressures on government finances triggered a general contraction in the economy.

As of February 10, 2011, Puerto Rico’s economy is in a recession that began in the fourth quarter of fiscal year 2006, a fiscal year in which the real gross national product grew by only 0.5% and the government was shut down during the first two weeks of May. For fiscal years 2007 and 2008, the real gross national product contracted by 1.2% and 2.8%, respectively. For fiscal year 2009, preliminary reports indicate that the real gross national product contracted by 3.7%. In March 2010, the Planning Board announced that it was projecting a contraction of 3.6% in real gross national product for fiscal year 2010. The Planning Board projects an increase in real gross national product of 0.4% for fiscal year 2011.

Nominal personal income, both aggregate and per capita, has shown a positive average growth rate from 1947 to 2009. In fiscal year 2009, aggregate personal income was $59 billion ($49.9 billion at 2005 prices) and personal income per capita was $14,905 ($12,589 in 2005 prices). Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total U.S. federal transfer payments to individuals amounted to $13.1 billion in fiscal year 2009 ($12.2 billion in fiscal year 2008). Entitlements for previously performed services or resulting from contributions to programs such as Social Security, Veterans’ Benefits, Medicare, and U.S. Civil Service retirement pensions were $10 billion, or 76% of the transfer payments to individuals in fiscal year 2009 ($9.3 billion, or 73.9%, in fiscal year 2008). The remainder of the federal transfers to individuals is represented by grants, mostly concentrated in the Nutritional Assistance Program (Food Stamps) and Pell Grant scholarships (higher education).

Total average annual employment (as measured by the Puerto Rico Department of Labor and Human Resources Household Employment Survey, known as the “Household Survey”) also increased during the last decade. From fiscal year 2000 to fiscal year 2010, total employment decreased at an average annual rate of 5.6% to 1,102,700. A steep decline in total employment began in fiscal year 2007 and has continued in fiscal year 2010 due to the current recession.

The dominant sectors of the Puerto Rico economy in terms of production and income are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher-wage, high-technology industries, such as pharmaceuticals, biotechnology, professional and scientific instruments, and certain high technology machinery and equipment. The service sector, which includes finance, insurance, real estate, wholesale and retail trade, transportation, communications and public utilities, and other services, has played a major role in the economy. It ranks second to manufacturing in contribution to gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy, as most of the external factors that affect the Puerto Rico economy (other than oil prices) are determined by the policies and performance of the mainland economy. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. During fiscal year 2009, approximately 71.6% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 46.9% of Puerto Rico’s imports. In fiscal year 2009, Puerto Rico experienced a positive merchandise trade balance of $20.2 billion. During fiscal year 2010, approximately 68.1% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 51.2% of Puerto Rico’s imports. In fiscal year 2010, Puerto Rico experienced a positive merchandise trade balance of $20.8 billion.

Economic Forecast for Fiscal Years 2010 and 2011

On March 10, 2010, the Planning Board released its revised gross national product forecast for fiscal year 2010 and its gross national product forecast for fiscal year 2011. The Planning Board revised its gross national product forecast for fiscal year 2010 from a projected growth of 0.7% to a contraction of 3.6%, both in constant dollars. The Planning Board’s revised forecast for fiscal year 2010 took into account the estimated effects on the Puerto Rico economy of the Government’s fiscal stabilization plan and the activity expected to be generated from the Government’s local stimulus package. The revised forecast also considered the effect on the Puerto Rico economy of general and global economic conditions, the U.S. economy, the volatility of oil prices, interest rates and the behavior of local exports, including expenditures by visitors. The Planning Board’s forecast for fiscal year 2011 projects an increase in gross national product of 0.4% in constant dollars. The forecast, however, did not take into account the activity expected to be generated from funds received or expected to be received by ARRA. The Planning Board’s forecast for fiscal year 2011 took into account the estimated effect of the projected growth of the U.S. economy, tourism activity, personal consumption expenditures, federal transfers to individuals and the acceleration of investment in construction due to the Government’s local stimulus package and the establishment of public-private partnerships.

According to the Household Survey, total employment for fiscal year 2010 averaged 1,102,700, a decrease of 65,500, or 5.6%, from the previous fiscal year. The unemployment rate for fiscal year 2010 was 16.0%, an increase from 13.4% for fiscal year 2009.

Fiscal Year 2009

The Planning Board’s preliminary reports on the performance of the Puerto Rico economy for fiscal year 2009 indicate that real gross national product decreased 3.7% (an increase of 2.0% in current dollars) over fiscal year 2008. Nominal gross national product was $62.8 billion in fiscal year 2009 ($50 billion in 2005 prices), compared to $61.5 billion in fiscal year 2008 ($51.9 billion in 2005 prices). Aggregate personal income increased from $55.6 billion in fiscal year 2008 ($49 billion in 2005 prices) to $59 billion in fiscal year 2009 ($49.9 billion in 2005 prices), and personal income per capita increased from $14,080 in fiscal year 2008 ($12,410 in 2005 prices) to $14,905 in fiscal year 2009 ($12,589 in 2005 prices).

According to the Household Survey, total employment for fiscal year 2009 averaged 1,168,200, a decrease of 49,300, or 4.1%, from the previous fiscal year. The unemployment rate for fiscal year 2009 was 13.4%, an increase from 11% for fiscal year 2008.

Among the variables contributing to the decrease in gross national product was the continuous contraction of the manufacturing and construction sectors. Due to the Commonwealth’s dependence on oil for power generation and gasoline (in spite of its recent improvements in power-production diversification), the high level of oil prices accounted for an increased outflow of local income in fiscal year 2008. Although the situation improved significantly during fiscal year 2009, oil prices remained at relatively high levels and the impact of the increases of previous years were still felt in fiscal year 2009. The difficulties associated with the financial crisis resulted in lower short-term interest rates, but this did not translate into a significant improvement in the construction sector due to the high level of inventory of residential housing units.

Fiscal Stabilization and Economic Reconstruction

In January 2009, the administration began to implement a multi-year Fiscal Stabilization Plan (the “Fiscal Plan”) and Economic Reconstruction Plan (the “Economic Plan”) that sought to achieve fiscal balance and restore economic growth. The Fiscal Plan was central to safeguarding the Commonwealth’s investment-grade credit rating and restoring Puerto Rico’s economic growth and development. As of September 30, 2010, the Legislative Assembly had enacted eleven bills providing for the implementation of the Fiscal Plan and the Economic Plan.

In addition, the administration designed and began to implement the Strategic Model for a New Economy, a series of economic development initiatives which aim to enhance Puerto Rico’s competitiveness and strengthen specific industry sectors. These economic development initiatives were intended to support the prospects of long-term and sustainable growth.

Fiscal Stabilization Plan

The Fiscal Plan had three main objectives: (i) stabilize the short-term fiscal situation, (ii) safeguard and strengthen the Commonwealth’s credit rating, and (iii) achieve budgetary balance. The Fiscal Plan, which was generally contained in Act 7, included operating expense-reduction measures, tax revenue enforcement measures, temporary and permanent revenue raising measures, and financial measures, as discussed below.

Expense Reduction Measures. A significant portion of Puerto Rico’s budget deficit is attributable to the accumulated effect of high operating expenses in the government. The Fiscal Plan sought to reduce the government’s recurring expense base to make it consistent with the level of government revenues. The Fiscal Plan established a government-wide operating expense-reduction program aimed at reducing operating expenses, including payroll.

Payroll expense is the most significant component of the government’s recurring expense base. The reduction in payroll expenses contemplated by the Fiscal Plan was implemented in three phases and included certain benefits conferred to participating employees, as follows:

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Phase I: Incentivized Voluntary Resignation and Voluntary Permanent Workday Reduction Programs: The Incentivized Voluntary Resignation Program offered public employees a compensation incentive based on the time of service in the government. The Voluntary Permanent Workday Reduction Program was available to public employees with 20 or more years of service. The Workday Reduction Program consisted of a voluntary reduction of one regular workday every fifteen calendar days, which is equivalent to approximately a 10% reduction in annual workdays. Phase I commenced in March 2009 and public employees had until April 27, 2009 to submit the required information to participate in the voluntary programs available under Phase I and be eligible for the Public Employees Alternatives Program. Under Phase I, 2,553 employees resigned under the Incentivized Voluntary Resignation Program and 27 employees took advantage of the Voluntary Permanent Workday Reduction Program. Based on the number of employees who agreed to participate in these programs, the administration estimates that expenses for fiscal year 2010 were reduced by $90.9 million.

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Phase II: Involuntary Layoff Plan: As provided in Act 7, Phase II went into effect because the objective of reducing $2 billion in expenses was not achieved after implementation of Phase I and Phase III (see below). Under Phase II, subject to certain exceptions, employees with transitory or non-permanent positions were terminated. As a result, 1,990 positions were eliminated, representing an estimated savings of $44.7 million annually. In addition, Phase II provided for one or more rounds of involuntary layoffs and applied to most central government public employees unless excluded pursuant to Act 7, strictly according to seniority in public service, starting with employees with the least seniority. The plan excluded certain employees providing “essential” services, certain employees paid by federal funds, those on military leave, and political appointees and their trust employees (political appointees and their trust employees, who do not hold a permanent or career position in the government, are referred to herein as “non-career employees”). Employees in Phase II received a severance package that included health coverage payment for up to a maximum of six months or until the former public employee became eligible for health insurance coverage at another job. As of September 30, 2010, the total number of government employees dismissed under Phase II (excluding the 2,237 transitory or non-permanent positions eliminated) was approximately 12,604, representing an estimated savings of $325.4 million annually. This amount excludes approximately 1,945 employees rehired by the Department of Education as a result of an agreement with the union providing for certain salary and workday reductions and the inclusion of additional service requirements, among other things. The negotiation of this agreement by the administration resulted in annual savings of $53 million, an increase of $27 million over the estimated savings achievable through the termination of such employees.

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Phase III: Temporary Suspension of Certain Provisions of Laws, Collective Bargaining Agreements, and Other Agreements: Phase III went into effect on March 9, 2009 and imposed a temporary freeze on salary increases and other economic benefits included in laws, collective bargaining agreements, and any other agreements. Phase III is to remain in effect for a period of two years. The administration estimates that savings from the implementation of these measures was approximately $186.9 million for fiscal year 2010.

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Public Employees Alternatives Program: The employees that elected to participate in the Incentivized Voluntary Resignation Program under Phase I or that were subject to involuntary layoffs under Phase II were eligible to participate in the Public Employees Alternatives Program. This program assists public employees in their transition to other productive alternatives, and offers vouchers for college education, technical education, and professional training, as well as for establishing a business and for relocation.

Act 7 extended the term of collective bargaining agreements with public employees that had expired at the time of its enactment or that expire while it is in effect for a period of two years (until March 9, 2011) and provided that during this period such collective bargaining agreements may not be renegotiated or renewed.

On April 13, 2009, a group of government employees and labor organizations filed a complaint in the U.S. District Court for the District of Puerto Rico challenging the constitutionality of Act 7 and seeking to enjoin the enforcement of Act 7. The Governor of Puerto Rico and several agency heads are defendants in the action. The complaint alleges that Act 7 violates the United States and Puerto Rico constitutions because, among other reasons, the statute substantially impairs certain statutory and contractual rights of government employees including those contained in their collective bargaining agreements with Commonwealth agencies. On August 5, 2009, the U.S. District Court for the District of Puerto Rico denied the requested preliminary injunction and, on December 14, 2009, the court dismissed the complaint. Plaintiffs have appealed the Court’s decision. The District Court’s decision allowed the Government to continue with the implementation of Act 7. The Commonwealth has indicated that the Government plans to vigorously defend the constitutionality of Act 7.

The second element of the expense-reduction measures, which pertains to other operating expenses, was conducted through an austerity program in combination with other expense reduction measures. The austerity program mandated a 10% reduction in other operational expenses, including cellular phone use, credit cards, and official vehicles.

In July 2010, the Governor renewed an executive order issued in September 2009 requiring all agencies and public corporations to reduce, modify or cancel service contracts to achieve a cost reduction of at least 15%. The executive order covers advertising, consulting, information technology, accounting, legal and other services (except for direct services to the public), and grants the Fiscal Restructuring and Stabilization Board created under Act 7 (the “Fiscal Board”) the power to monitor agencies and public corporations in order to ensure the required 15% minimum cost reduction. Each agency or public corporation had 30 days to report the following to the Fiscal Board: (i) all service contracts then in effect, (ii) all canceled and/or modified contracts and the corresponding savings, (iii) justification for any remaining contracts in light of the mission of the agency or public corporation, and (iv) the reasonableness of the fees or compensation terms for each remaining contract.

In July 2010, the Governor also renewed another executive order issued in September 2009 requiring all agencies and public corporations to report the following to the Fiscal Board within 30 days: (i) all lease contracts then in effect, (ii) the uses of leased premises, (iii) the needs for such premises, (iv) the terms and conditions of each lease, and (v) budgeted amounts for rent and other related expenses. During fiscal year 2010, the administration achieved savings by, among other things, consolidating operations of one or more agencies or public corporations and renegotiating leases to obtain more favorable terms. The administration expects to achieve annual savings of at least 15% of rent and related expenses, or approximately $22 million, in future fiscal years.

As of September 30, 2010, the administration had already reduced operating expenses through expense reduction measures other than Phases I through III of the Fiscal Plan by $150 million, and professional service contracts and lease agreements by $42 million through the implementation of the executive orders referred to above.

Tax Revenue Enforcement Measures. The Fiscal Plan also sought to increase tax revenues by implementing a more rigorous and ongoing tax enforcement and compliance strategy. Specific tax enforcement initiatives included: (i) enhancements to the administration of federal grants and fund receipts, (ii) stronger collections and auditing efforts on Puerto Rico’s sales and use tax, and (iii) a voluntary tax compliance program.

Revenue Raising Measures. The goal of achieving fiscal and budgetary balance required a combination of measures that included the introduction of permanent and temporary tax increases. The Fiscal Plan included six temporary and four permanent revenue increasing measures. The temporary revenue increasing measures consisted of: (i) a 5% surtax on income of certain individuals that was expected to generate $58 million in additional revenues, (ii) a 5% surtax on income of certain corporations that was expected to generate $41 million in additional revenues, (iii) a 5% income tax on credit unions (commonly known as “cooperativas” in Puerto Rico) that was expected to produce $5 million in additional revenues, (iv) a 5% income tax on Puerto Rico international banking entities that was expected to produce $20 million in additional revenues, (v) a special property tax on residential and commercial real estate that was expected to produce $230 million in additional revenues, and (vi) a moratorium on certain tax credits. The temporary measures are to be in effect for up to three fiscal years beginning in fiscal year 2010. The permanent measures include (i) modifications to the alternative minimum tax for individuals and corporations each of which is expected to generate $10 million annually, (ii) an increase in the excise tax on cigarettes, (iii) a new excise tax on motorcycles, and (iv) an increase in the excise tax on alcoholic beverages. The permanent increases in the excise taxes on cigarette, motorcycles and alcoholic beverages are expected to generate $48 million, $1 million and $5 million, respectively, in additional revenues. The total preliminary revenues from these temporary and permanent measures for fiscal year 2010 are $428 million. The total estimated revenues from these temporary and permanent measures for fiscal year 2011 are $420 million.

Financial Measures. The administration has also carried out several financial measures designed to achieve fiscal stability throughout the Fiscal Plan implementation period. These measures included, among others, (i) a financing or bond issuance program, the proceeds of which were used to bridge the structural budgetary imbalance during the Fiscal Plan implementation period and fund some of the Economic Plan initiatives, (ii) the restructuring of the securities held in the Corpus Account of the Infrastructure Development Fund (the “Corpus Account”), which is under the custody and control of PRIFA, and (iii) the restructuring of a portion of the Commonwealth’s debt service.

These financial measures were anchored on the bond-issuance program of COFINA. Act 7, in conjunction with Act No. 91 of May 13, 2006, as amended (“Act 91”), and Act No. 1 of January 14, 2009 (“Act 1”), allocated to COFINA, commencing on July 1, 2009, 2.75% (one-half of the tax rate of 5.5%) of the sales and use tax imposed by the central government, thus increasing COFINA’s financing capacity and allowing the Commonwealth to achieve fiscal stability throughout the implementation period of the Fiscal Plan.

During fiscal years 2009 and 2010, COFINA issued approximately $5.6 billion and $3.6 billion, respectively, of revenue bonds payable from sales and use tax collections transferred to COFINA. The proceeds from these bond issues have been used for, among other uses, paying approximately $1.9 billion of Commonwealth obligations that did not have a designated source of repayment, paying or financing approximately $4.8 billion of operational expenses constituting a portion of the Commonwealth’s deficit, and funding the Local Stimulus Fund and the Stabilization Fund for fiscal year 2011 with approximately $500 million and $1.0 billion, respectively.

Act No. 3, approved by the Legislative Assembly of the Commonwealth on January 14, 2009 (“Act 3”), authorized the sale of the securities held in the Corpus Account. PRIFA sold the securities in January 2009 and used the proceeds to, among other things, make a deposit to the General Fund of approximately $319 million, which was applied to cover a portion of the Commonwealth’s budget deficit and make a transfer to GDB of approximately $159 million as a capital contribution. The gross proceeds resulting from the sale were approximately $884 million.

The Fiscal Plan has provided more fiscal stability, thereby safeguarding and strengthening Puerto Rico’s credit. The fiscal structure resulting from the full implementation of the plan is expected to be sustainable and conducive to economic growth and development.

Economic Reconstruction Plan

To balance the impact of the Fiscal Plan, the administration developed and is implementing an economic reconstruction program designed to stimulate growth in the short term and lay the foundation for long-term economic development. The Economic Plan consists of two main components: (i) two economic stimulus programs, and (ii) a supplemental stimulus plan.

Economic Stimulus Programs. The cornerstone of Puerto Rico’s short-term economic reconstruction plan was the implementation of two economic stimulus programs aimed at reigniting growth and counterbalancing any adverse effects associated with the Fiscal Plan. The economic stimulus programs consisted of Puerto Rico’s participation in ARRA (also referred to herein as the “Federal Stimulus”) and a local plan (the “Local Stimulus”) designed to complement the Federal Stimulus.

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Federal Stimulus Program: Puerto Rico was awarded $6.8 billion in stimulus funds from ARRA. The funds are distributed in four main categories: relief to individuals, budgetary and fiscal relief, taxpayers’ relief, and capital improvements. In terms of government programs, the Federal Stimulus allocates funds to education, agriculture and food assistance, health, housing and urban development, labor, and transportation, among others. As of September 2010, PRIFA, which is responsible for the administration of ARRA in Puerto Rico, reported that approximately $3.6 billion in ARRA funds had been disbursed.

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Local Stimulus Program: The administration formulated the Local Stimulus to supplement the Federal Stimulus and address specific local challenges associated with the local mortgage market, the availability of credit, and the infrastructure and construction sectors. Despite the fact that the Local Stimulus amounted to a $500 million investment by the government, it is estimated that its effect would be greater due to certain lending programs, which are being coordinated in collaboration with commercial banks in Puerto Rico. The administration has been disbursing funds under the $500 million local stimulus program. Most municipalities have received disbursements earmarked to pay outstanding debts and fund local projects. The administration has also disbursed funds allocated towards job training programs, a strategic water distribution project in a southern municipality and the revamping of the Puerto Rico permits system. In addition, $399 million of Local Stimulus funds are to be used mainly to promote infrastructure projects.

Supplemental Stimulus Plan. The Supplemental Stimulus Plan was designed to provide investment in strategic areas with the objective of laying the foundations for long-term growth in Puerto Rico. The coordinated implementation of the Supplemental Stimulus Plan is expected to reinforce continuity in reigniting economic growth while making key investments for long-term development.

The Supplemental Stimulus Plan is being conducted through a combination of direct investments and guaranteed lending. Specifically, the Supplemental Stimulus Plan targets critical areas such as key infrastructure projects, public capital improvement programs, private-sector lending to specific industries, and the export and research-and-development knowledge industries. The Supplemental Stimulus Plan takes into account the strategic needs that Puerto Rico must fulfill in order to become a more competitive player in its region and in the global economy.

On September 1, 2010 the Governor signed Act No. 132, also known as the Real Estate Market Stimulus Act of 2010 (“Act 132”), which provides certain incentives to help reduce the existing housing inventory. The incentives provided by Act 132 are scheduled to be effective from September 1, 2010 through June 30, 2011.

Economic Development Program

The Department of Economic Development and Commerce (“DEDC”), in coordination with other government agencies, is in the process of implementing the Strategic Model for a New Economy, which consists of a comprehensive, long-term, economic development program aimed at improving Puerto Rico’s overall global relevance, competitiveness, and business environment, and increasing private-sector capital formation and participation in the economy. These initiatives are centered on the dual mission of fostering multi-sector growth while reducing costs and barriers to business and investment, and are a medium-to-long-term counterpart to the Economic Plan and the Supplemental Stimulus Plan described above.

The administration is emphasizing the following initiatives to enhance Puerto Rico’s competitive position: (i) overhauling the permitting process, (ii) reducing energy costs, (iii) reforming the tax system, (iv) promoting the development of various projects through public-private partnerships, (v) implementing strategic initiatives targeted at specific economic sectors, and (vi) promoting the development of certain strategic/regional projects.

Permitting Process. The first initiative, the reengineering of Puerto Rico’s permitting and licensing process, has already been achieved. On December 1, 2009, the Governor signed into law Act No. 161, which overhauls the existing permitting and licensing process in Puerto Rico in order to provide for a leaner and more efficient process that fosters economic development. In the short term, this restructuring is focused on eliminating the significant backlog of unprocessed permits that are in the pipeline of various government agencies. In the longer term, this law seeks to significantly reduce the number of inter-agency processes and transactions required by creating a centralized, client-focused system that simplifies and shortens the permitting process for applicants. On December 1, 2010, a new permitting agency created under Act No. 161, which centralized permitting processes previously carried out by various agencies, commenced operations.

Energy Policy. On July 19, 2010, the Governor signed Acts No. 82 and 83, providing for, among other things, the adoption of a new energy policy, which is critical for Puerto Rico’s competitiveness. As of February 10, 2011, fluctuations in oil prices are having a significant effect on Puerto Rico’s overall economic performance. Act No. 82 focuses on reducing Puerto Rico’s dependence on fossil fuels, particularly oil, through the promotion of diverse, renewable-energy technologies. This new energy policy seeks to lower energy costs, reduce energy-price volatility, and establish environmentally sustainable energy production through a reduction in ecologically harmful emissions. This legislation also is expected to facilitate the development of several initiatives, including the wheeling of energy, conservation efforts, and the installation of new renewable generation capacity, among others. Moreover, Act No. 83 created a green energy incentives program to promote the development of renewable energy projects as well as a Renewable Portfolio Standards Program. These initiatives are expected to address energy prices in Puerto Rico and provide a means of attracting investment in the energy sector.

Tax Reform. In February 2010, the Governor named a committee to review the Commonwealth’s income tax system and propose a tax reform directed at reducing personal and corporate income tax rates. The committee presented its findings to the Governor and on October 25, 2010, the Governor announced that he was submitting to the Legislative Assembly various bills in order to implement the tax reform. Legislation to implement the first phase of the tax reform was enacted as Act No. 171 of November 15, 2010. Legislation to implement the second phase of the tax reform was enacted as Act No. 1.

Public-Private Partnerships. The administration believes that Public-Private Partnerships (“PPPs”) represent an important tool for economic development, particularly in times of fiscal difficulties. PPPs are contracts between government and non-governmental entities—such as private companies, credit unions, and municipal corporations—to develop infrastructure projects, manage government assets or provide government services. The non-governmental partner takes on certain responsibilities and risks related to the development and/or operation of the project in exchange for certain benefits.

PPPs provide the opportunity for the government to lower project development costs, accelerate project development, reduce financial risk, create additional revenue sources, establish service quality metrics, and re-direct government resources to focus on the implementation of public policy. Puerto Rico has opportunities for the establishment of PPPs in the areas of toll roads, ports, public schools, water provision, correctional facilities, and energy, among others.

On June 8, 2009, the Legislative Assembly approved Act No. 29 (“Act 29”), which established a clear public policy and legal framework for the establishment of public-private partnerships in Puerto Rico to further the development and maintenance of infrastructure facilities, improve the services rendered by the Government and foster the creation of jobs. Act 29 created the Public-Private Partnerships Authority (the “PPP Authority”), the entity tasked with implementing the Commonwealth’s public policy regarding public-private partnerships. On December 19, 2009, the PPP Authority approved regulations establishing the administrative framework for the procurement, evaluation, selection, negotiation and award process for public-private partnerships in Puerto Rico.

During fiscal year 2010, the PPP Authority engaged various financial advisors to assist it in the evaluation and procurement of various projects in the energy, transportation, water and public school infrastructure sectors. During the fourth quarter of fiscal year 2010, the PPP Authority published desirability studies for four public-private partnership priority projects and commenced procurement for such projects. The PPP Authority has short-listed proponents for the toll roads and school infrastructure projects. Moreover, the PPP Authority has made substantial progress in the preparation of a PPP procurement for the Luis Muñoz Marin International Airport.

Sector Initiatives. The administration plans to complement the previously mentioned initiatives with specific strategic initiatives with the objective of creating jobs and increasing economic activity across various sectors of the Puerto Rico economy. The Commonwealth has natural or structural competitive advantages in several areas, such as pharmaceutical and biotechnology manufacturing. These advantages provide opportunities for the development of regional clusters in high-tech manufacturing, research and development, tourism, renewable energy, international trade and professional services. The Commonwealth has indicated that the specific initiatives will be designed to promote sustainable economic growth while accelerating to a knowledge-based and innovation driven economy, focused mainly in the development of human capital and intellectual property, thus diversifying Puerto Rico’s economic base.

Strategic/Regional Projects. The administration has also targeted strategic/regional projects that are expected to generate investments in various regions of the Island in order to foster balanced economic development. One of the strategic projects for the northern region is called the Urban Bay (formerly known as the Golden Triangle), an urban redevelopment project that incorporates the areas of Old San Juan, Puerta de Tierra, Isla Grande, including the Puerto Rico Convention Center District (the “District”), and Condado, as well as other communities in the vicinity of historic San Juan Bay. The aim of the Urban Bay project is to develop San Juan

Bay into a major tourism, recreation, commercial and residential sector which serves the local community and becomes a major attraction for leisure and business travelers, both local and external. Also in the northern region, Science City represents a critical part of the administration’s efforts to move Puerto Rico to the forefront of the science, technology and research and development. It seeks to leverage the significant competitive advantages in the knowledge-based sectors that put Puerto Rico in an ideal position to undertake this type of development.

In the eastern region, the Caribbean Riviera entails the redevelopment of the old Roosevelt Roads navy facility in Ceiba and is a key element in the administration’s strategy to create jobs and reignite the economy of Puerto Rico’s eastern region, including Ceiba, Naguabo, Vieques, and Culebra. The plan is for this tourist complex to include hotels, casinos, eco-tourist attractions, an international airport, retail shops, a yacht marina, and cruise ship ports.

In the western region, the administration is focused on the redevelopment of the Aguadilla airport to serve as the second international airport of Puerto Rico and as a regional logistics hub.

Employment and Unemployment

The number of persons employed in Puerto Rico during fiscal year 2010 averaged 1,102,700, a decrease of 5.6% compared to the previous fiscal year. During the first six months of fiscal year 2011, total employment averaged 1,084,500, a decline of 2.5% with respect to the same period of the prior year; and the unemployment rate averaged 15.9%.

Economic Performance by Sector

From fiscal year 2007 to fiscal year 2009, the manufacturing and service sectors generated the largest portion of gross domestic product. The manufacturing, service, and government sectors were the three sectors of the economy that provided the most employment in Puerto Rico.

Manufacturing

Manufacturing is the largest sector of the Puerto Rico economy in terms of gross domestic product and the second largest in terms of real gross national product. The Planning Board figures show that in fiscal year 2009 manufacturing generated $43.5 billion, or 45.5%, of gross domestic product. Manufacturing, however, only generated $13.6 billion, or 21.7%, of real gross national product in fiscal year 2009. During fiscal year 2010, payroll employment for the manufacturing sector was 89,992, a decrease of 6.9% compared with fiscal year 2009. Most of Puerto Rico’s manufacturing output is shipped to the U.S. mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. Federal minimum wage laws are applicable in Puerto Rico. For fiscal year 2010, the average hourly manufacturing wage rate in Puerto Rico was approximately 53.2% of the average mainland U.S. rate.

Although the manufacturing sector is less prone to business cycles than the agricultural sector, that does not guarantee the avoidance of the effects of a general downturn of manufacturing on the rest of the economy. In the last three decades, industrial development has tended to be more capital intensive and more dependent on skilled labor. This gradual shift in emphasis is best exemplified by large investments over the last two decades in the pharmaceutical and medical-equipment industries in Puerto Rico. Historically, one of the factors that encouraged the development of the manufacturing sector was the tax incentives offered by the federal and Puerto Rico governments. Federal legislation enacted in 1996, however, which amended Section 936 of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”), phased out these federal tax incentives during a ten-year period that ended in 2006. Moreover, Act 154 expanded the income tax rules as they relate to certain nonresident alien individuals, foreign corporations and foreign partnerships and imposed a new temporary excise tax on persons that purchase products manufactured in Puerto Rico by other persons that are members of the same controlled group. The elimination of the benefits provided by Section 936 of the U.S. Code has had, and Act 154 may have, a long-term impact on local manufacturing activity.

Total employment in the manufacturing sector decreased by 22,591 from fiscal year 2006 to fiscal year 2010. Manufacturing employment had been declining during the past decade, but the decline accelerated during fiscal years 2002 and 2003, falling 10.6% and 4.8%, respectively. Thereafter, manufacturing employment stabilized around 118,000 jobs, but the acceleration in job losses reappeared in fiscal year 2006 with the sector experiencing another drop of 4.0%. For fiscal years 2007, 2008, 2009 and 2010, manufacturing employment decreased by 4.2%, 3.5%, 7.1% and 6.9%, respectively. For the first six months of fiscal year 2011, the sector lost an average of 1,400 jobs, or 1.6%, compared to the same period of the previous year. Given that this sector used to pay, on average, the highest wages in Puerto Rico, its general downturn has represented a major difficulty for restoring growth for the whole economy. There are several reasons that explain this sector’s job shrinkage: the end of the phase-out of the tax benefits afforded by Section 936 of the U.S. Code, the net loss of patents on certain pharmaceutical products, the escalation of manufacturing production costs (particularly electricity), the increased use of job outsourcing, and, more recently, the effects of the global economic decline. Puerto Rico’s manufacturing sector is facing increased international competition. As patents on pharmaceutical products manufactured in Puerto Rico expire and the production of such patented products is not replaced by new products, there may be additional job losses in this sector and a loss of tax revenues for the Commonwealth.

Service Sector

Puerto Rico has experienced mixed results in the service sector, which includes wholesale and retail trade, utilities, transportation and warehousing, information, finance and insurance, real estate and rental, and other services. This sector has expanded in terms of income over the past decade, following the general trend of other industrialized economies, but with differences in the magnitude of those changes. During the period between fiscal years 2007 and 2009, the gross domestic product in this sector, in nominal terms, increased at an average annual rate of 1.1%, while payroll employment in this sector decreased at an average annual rate of 2.6% between fiscal years 2007 and 2010. In the Puerto Rico labor market, self-employment, which is not accounted for in the Payroll Survey, represents approximately 15% of total employment according to the Household Survey. Most of the self-employment is concentrated in the service and construction sectors. The development of the service sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing and construction.

The high degree of knowledge, skill, and expertise in professional and technical services available in Puerto Rico places the island in a favorable competitive position with respect to Latin America and other trading countries throughout the world.

The service sector ranks second to manufacturing in its contribution to gross domestic product, but first in its contribution to real gross national product. The service sector is also the sector with the greatest amount of employment. In fiscal year 2009, the service sector generated $41.0 billion, or 42.9%, of gross domestic product, while it generated $36.9 billion, or 58.8%, of real gross national product. Wholesale and retail trade, information services, education and health services, professional and business services and real estate and rentals experienced growth in fiscal years 2007 to 2009, as measured by gross domestic product at current prices. Finance and insurance, transportation and warehousing, utilities, and leisure and hospitality experienced contractions in fiscal years 2007 to 2009, as measured by gross domestic product at current prices. From fiscal year 2007 to 2009, gross domestic product increased in the trade sector from $7.2 billion to $7.5 billion and in real estate and rentals from $11.7 billion to $13.3 billion, and decreased in finance and insurance from $6.7 billion to $5 billion.

Service-sector employment decreased from 566,725 in fiscal year 2006 to 532,883 in fiscal year 2010 (representing 56.6% of total, non-farm, payroll employment). The average service-sector employment for fiscal year 2010 represents a decrease of 2.4% compared to the prior fiscal year. For the first six months of fiscal year

2011, average service-sector employment was 536,050, a decrease of 0.3% with respect to the same period for the prior fiscal year.

Puerto Rico has a developed banking and financial system. As of September 30, 2010, there were ten commercial banks operating in Puerto Rico. Commercial banks in Puerto Rico are generally regulated by the Federal Deposit Insurance Corporation (the “FDIC”) or the Board of Governors of the Federal Reserve System and by the Office of the Commissioner of Financial Institutions of Puerto Rico (the “OCFI”). The OCFI reports that total assets of commercial banks (including assets of units operating as international banking entities) as of September 30, 2010 were $78.4 billion, as compared to $89.2 billion as of December 31, 2009. On April 30, 2010, the OCFI closed three commercial banks and the FDIC was named receiver. On the same date, the FDIC entered into loss share purchase and assumption agreements with three of the other commercial banks with operations in Puerto Rico, providing for the acquisition of most of the assets and liabilities of the closed banks including the assumption of all of the deposits. Through February 10, 2011, the amount of jobs lost as a result of these consolidations has not been significant. The administration expects that this consolidation will strengthen the Puerto Rico banking sector.

Broker-dealers in Puerto Rico are regulated by the Financial Industry Regulatory Authority and the OCFI, and are mainly dedicated to serve investors that are residents of Puerto Rico. According to the OCFI, assets under management by broker-dealers in Puerto Rico totaled $5.5 billion as of September 30, 2010, up from $2.6 billion on September 30, 2009. Another relevant component of the financial sector in Puerto Rico is the mutual fund industry. Local mutual funds are organized as investment companies and recorded assets under management of $13.8 billion as of September 30, 2010, up from $13.7 billion as of September 30, 2009 according to the OCFI.

Other components of the financial sector in Puerto Rico include international banking entities (“IBEs”) and credit unions (locally known as cooperativas). IBEs are licensed financial businesses that conduct offshore banking transactions. As of September 30, 2010, there were 34 international banking entities (including units of commercial banks) operating in Puerto Rico licensed to conduct offshore banking transactions, with total assets of $37.8 billion, a decrease from $52.0 billion in total assets as of September 30, 2009. Meanwhile, credit unions, which tend to provide basic consumer financial services, reached $7.4 billion in assets as of September 30, 2010, a slight increase from $7.0 billion as of September 30, 2009.

In addition, there are specialized players in the local financial industry that include mortgage-origination companies and auto and personal finance companies.

Hotels and Related Services—Tourism

For fiscal year 2010, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists, was 1,803,900, an increase of 5.5% over the number of persons registered during fiscal year 2009. The average occupancy rate in tourist hotels during fiscal year 2010 was 69.0%, compared to 66.2% in fiscal year 2009. The average number of rooms available in tourist hotels increased by 3.6% to 11,403 rooms from fiscal year 2009 to fiscal year 2010.

In terms of employment figures, this sector has shown a behavior consistent with the local business cycle, accentuated by the contraction of U.S. economic activity. For fiscal year 2010, employment in hotels and other lodging facilities was reduced by 3.5% to 12,800 jobs. For the first five months of fiscal year 2011, the average decrease in employment in hotels and other lodging facilities was 0.3% as compared to the same period for the prior fiscal year. According to the Payroll Survey, employment in the leisure and hospitality sector was 71,000 for fiscal year 2010, an increase of 0.1% over employment for fiscal year 2009. For the first five months of fiscal year 2011, employment declined by 1.5% to 70,200 compared to the same period of the prior fiscal year.

San Juan is the largest homeport for cruise ships in the Caribbean and one of the largest homeports for cruise ships in the world.

The Commonwealth, through the Puerto Rico Convention Center District Authority (“PRCDA”), has developed the Dr. Pedro Roselló, Gonzalez Convention Center, the largest convention center in the Caribbean, and the centerpiece of a 100-acre, private development, that includes hotels, restaurants, office space, and housing. The convention center district is being developed at a total cost of $1.3 billion in a public/private partnership effort to improve Puerto Rico’s competitive position in the convention and group-travel segments. The convention center opened on November 17, 2005 and, since its inauguration, the facility has hosted more than 1,000 events accounting for more than 1,000,000 attendees. A 500-room hotel located next to the convention center commenced operations at the end of November 2009.

The PRCDA also owns an 18,500-person capacity multipurpose arena, known as the José Miguel Agrelot Coliseum, located in San Juan, Puerto Rico. The coliseum was inaugurated in 2004 and has hosted more than 2.5 million people attending over 400 world-caliber events. The venue has received numerous awards including “Best International Large Venue of the Year” from Pollstar magazine in 2005.

Government

The government sector of Puerto Rico plays an important role in the economy. It promoted the transformation of Puerto Rico from an agricultural economy to an industrial one during the second half of the previous century, providing the basic infrastructure and services necessary for the modernization of the Island.

In fiscal year 2009, the government accounted for $9.3 billion, or 9.7%, of Puerto Rico’s gross domestic product. The government is also a significant employer, employing 285,600 workers (state, including public corporations, and local), or 28.8% of total, non-farm, payroll employment in fiscal year 2009. From fiscal year 2006 to fiscal year 2009, state and municipal government employment averaged approximately 284,900. During fiscal year 2010, state and municipal government employment decreased by 17,600 jobs, or 6.2%. According to the payroll survey, the distribution of these job reductions was 13,400 jobs in the state government and 4,200 jobs in municipal government.

As discussed previously, Act 7 established, among other things, a temporary freeze of salary increases and other economic benefits included in laws, collective bargaining agreements, and any other agreements. In addition, Act 7 provided that, for a period of two years after its enactment, collective bargaining agreements that had already expired or that would expire while the law is in effect and that relate to public employees may not be renegotiated or renewed. Certain individuals and labor organizations have challenged in court the validity of some of the provisions of Act 7.

Transportation

Thirty-four shipping lines offer regular ocean freight service to eighty United States and foreign ports. San Juan is the island’s leading seaport, but there are also seaport facilities at other locations in Puerto Rico including Arecibo, Culebra, Fajardo, Guayama, Guayanilla, Mayagüez, Ponce, Vieques, and Yabucoa.

Puerto Rico’s airport facilities are located in Carolina, San Juan, Ponce, Mayagüez, Aguadilla, Arecibo, Ceiba, Vieques, Culebra, and Humacao.

Luis Muñoz Marín International Airport in the San Juan metropolitan area is served by 24 domestic and international airlines. The airport receives over 10 million passengers per year, making it the busiest airport in the Caribbean. As of February 10, 2011, there is daily direct service between San Juan and Atlanta, Baltimore, Boston, Chicago, Dallas, Miami, New York, Orlando, Philadelphia, and numerous other destinations within the U.S. mainland. San Juan has also become a hub for intra-Caribbean service for a major airline. While the main hubs in the U.S. mainland serve as the gateway from San Juan to most international destinations, Latin American destinations are also served through Panama City, Panama, with connections to Central and South America, while European cities are also served through Madrid, Spain. On December 22, 2009, the Federal Aviation

Administration (“FAA”) approved the Puerto Rico Ports Authority’s (“Ports Authority” or “PRPA”) preliminary application to participate in the FAA’s airport public-private partnership pilot program. During fiscal year 2010, the PPP Authority engaged a team of advisors and in June 2010 published the related desirability and convenience study, which is required for the establishment of a public private partnership. The PPP Authority expected to issue a request for qualifications by the third quarter of fiscal year 2011.

Regarding other airports, Rafael Hernandez Airport in Aguadilla has regularly scheduled service to and from Fort Lauderdale, New York, Newark and Orlando; and Ponce’s Mercedita Airport has regularly scheduled service to and from New York and Orlando. Both of these airports also have scheduled service to other Caribbean islands. Smaller regional airports serve intra-island traffic. Cargo operations are served by both Federal Express and United Parcel Service (UPS) at the airports in San Juan and Aguadilla.

The island’s major cities are connected by a modern highway system, which, as of December 31, 2009, totaled approximately 4,636 miles and 12,045 miles of local streets and adjacent roads. The highway system comprises 389 miles of primary system highways, which are the more important interregional traffic routes and include PR-52, PR-22, PR-53, PR-66 and PR-20 toll highways, 230 miles of primary urban system highways, 959 miles of secondary system highways serving the needs of intra-regional traffic, and 3,058 miles of tertiary highways and roads serving local, intra-regional traffic. During the first half of fiscal year 2011, the PPP Authority commenced the procurement process for the establishment of a concession for toll roads PR-22 and PR-5.

The Port of the Americas is a deep draft container terminal under development on the south coast of Puerto Rico in the City of Ponce, the Commonwealth’s fourth largest municipality by population. Managed by the Port of the Americas Authority, the terminal can handle containerized import/export and transshipment cargo. The first phase of the port development was completed in 2004 while the second phase, which resulted in container yard with capacity of up to 250,000 Twenty-Foot Equivalent Units per year, was completed in March 2009. A third development phase, which entails a public investment of $84.4 million, is ongoing through September 2011. The completion of phase three is expected to result in an annual terminal processing capacity of up to 500,000 Twenty-Foot Equivalent Units as well as the installation of basic infrastructure required to develop an industrial value-added zone on land adjacent to the Port.

Construction

Although the construction industry represents a relatively small segment of the economy compared to other sectors, it has made significant contributions to the growth of economic activity due to its multiplier effect on the whole economy. During the period from fiscal year 2007 to 2009, however, real construction investment decreased at an average annual rate of 14.7%. During the same time period, the total value of construction permits, in current dollars, decreased at an average annual rate of 9.8%.

Public investment has been an important component of construction investment. During fiscal year 2009, approximately 52.9% of the total investment in construction was related to public projects. The total value of construction permits decreased by 29.2% in fiscal year 2010 as compared to fiscal year 2009, and total sales of cement decreased by 26.3% between 2009 and 2010, the largest decline registered since 1959. Average payroll employment in the construction sector during fiscal year 2010 was 33,600, a reduction of 31.5% from fiscal year 2009. During the first six months of fiscal year 2011, payroll employment in the construction sector averaged 27,100, a further reduction of 24.6% for the same period in fiscal year 2010 and the lowest level of construction sector employment in a decade.

Total construction investment for fiscal year 2009 decreased in real terms by 20.1%, following a 9.0% real decline in fiscal year 2008, due principally to the drop in private construction activity. The Planning Board expects a further construction investment decrease of 5.2% in real terms for fiscal year 2010. Public investment in construction has been negatively affected by the Commonwealth’s fiscal difficulties, while private investment in construction is still suffering from the credit conditions that prevailed during the last decade. While the Planning Board had originally projected a further construction investment decrease of 10.5% in real terms for fiscal year 2010, the expected positive impact of the Federal Stimulus and the Local Stimulus led it to reduce its projected decrease in construction investment to 5.2% in real terms. Public investment was primarily in housing, schools (and school reconstruction programs), water projects, and other public infrastructure projects.

During fiscal year 2010, the number of construction permits decreased by 15.2%, while the total value of construction permits dropped by 29.2% compared to fiscal year 2009. These figures are consistent with cement sales, which declined by 26.3% in fiscal year 2010 and by 14.1% during the first six months of fiscal year 2011, reaching levels not seen in almost three decades.

On September 2, 2010, the Governor signed Act 132. Act 132 was designed primarily to stimulate the Puerto Rico real estate market, which in recent years has been suffering from lower sales, rising inventories, falling median prices and increased foreclosure rates. Pursuant to the provisions of Act 132, the Government has provided tax and transaction fee incentives to both purchasers and sellers of new and existing residential properties, as well as commercial properties with sale prices that do not exceed $3 million. The incentives provided under Act No. 132 are available from September 1, 2010 to June 30, 2011. Certain permanent incentives are also available for rental housing.

Agriculture

The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and the quality of produce, and stimulating the consumption of locally produced agricultural products. It should be noted, however, that agriculture production represents less than 1% of Puerto Rico’s gross domestic product. During fiscal year 2009, gross income from agriculture was $633 million, an increase of 3.4% compared with fiscal year 2008.

The administration supports agricultural activities through incentives, subsidies, and technical and support services, in addition to income tax exemptions for qualified income derived by bona fide farmers. Act No. 225 of 1995 provides a 90% income tax exemption for income derived from agricultural operations, grants for investments in qualified agricultural projects, and a 100% exemption from excise taxes, real and personal property taxes, municipal license taxes and tariff payments. It also provides full income tax exemption for interest income from bonds, notes and other debt instruments issued by financial institutions to provide financing to agricultural businesses.

Policy changes have been implemented to promote employment and income generated by the agricultural sector. The policy initiatives include a restructuring of the Department of Agriculture, an increase in government purchases of local agricultural products, new programs geared towards increasing the production and sales of agricultural products, and a new system of agricultural credits and subsidies for new projects.

Higher Education

During the six decades from 1950 to 2010, Puerto Rico made significant advances in the field of education, particularly at the college and graduate school levels. The transformation of Puerto Rico during the 1950s and 1960s from an agricultural economy to an industrial economy brought about an increased demand for educational services at all levels. During the 1970s and 1980s, certain higher-wage, higher-technology industries became more prominent in Puerto Rico. More recently, employment in the service sector has increased significantly. This has resulted in an increased demand for workers having a higher level of education and greater expertise in various technical fields. During the same time period, enrollments in institutions of higher learning rose very rapidly due to growth in the college-age population, and the increasing percentage of college attendance by such population. During the 1990s and into the current decade, college attendance and college attendance as a percentage of the college-age population continued to increase, although the college-age population has declined since 2000.

The University of Puerto Rico, the only public university in Puerto Rico, has eleven campuses located throughout the island. The University’s total enrollment for academic year 2009-2010 was approximately 65,699 students. The Commonwealth appropriates annually for the University of Puerto Rico an amount equal to 9.60% of the average annual revenue from internal sources (subject to certain exceptions) for each of the two fiscal years immediately preceding the current fiscal year.

In addition to the University of Puerto Rico, there are 40 public and private institutions of higher education located in Puerto Rico. Such institutions had an enrollment during academic year 2009-2010 of approximately 183,673 students and provide programs of study in liberal arts, education, business, natural sciences, technology, secretarial and computer sciences, nursing, medicine, and law. Degrees are offered by these institutions at the associate, bachelor, master, and doctoral levels.

Tax Incentives

One factor that has promoted and continues to promote the development of the manufacturing and service sectors in Puerto Rico is the various local and federal tax incentives available, particularly those under Puerto Rico’s Industrial Incentives Program and, until 2006, Sections 30A and 936 of the U.S. Code. Tax and other incentives have also been established to promote the development of the tourism industry. These incentives are summarized below.

Industrial Incentives Program

Since 1948, Puerto Rico has had various incentives laws designed to promote investment and job creation. Under these laws, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other local taxes. As of February 10, 2011, the most recent of these incentives laws is the Economic Incentives Act, enacted in May 2008.

The benefits provided by the Economic Incentives Act are available to new companies as well as companies already conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grants, expand current operations or commence operating a new eligible business. The activities eligible for tax exemption under the Economic Incentives Act include manufacturing, certain designated services performed for markets outside Puerto Rico (including the United States), the production of energy from local renewable sources for consumption in Puerto Rico and laboratories for research and development. The Economic Incentives Act expands the definition of eligible business from that included in Act No. 135 of December 2, 1997, as amended (the “1998 Tax Incentives Act”), to include clusters and supply chains.

Companies qualifying under the Economic Incentives Act can benefit from a simplified income tax system: in most cases, an income tax rate of 4% and a withholding tax rate of 12% on royalty payments. Alternatively, the income tax rate can be 8% and a withholding rate of 2% on royalty payments. Special rates apply to projects located in low and mid-development zones (an income tax reduction of 0.5%), certain local projects (an income tax rate as low as 3%), certain small- and medium-sized businesses (an income tax rate as low as 1%) and pioneering activities (an income tax rate of 1%, but for those using intangible property created or developed in Puerto Rico the income tax rate may be 0%). In addition, as with the 1998 Tax Incentives Act, the Economic Incentives Act grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and at least 60% thereafter, and 100% exemption from excise taxes, and sales and use taxes with respect to the acquisition of raw materials and certain machinery and equipment used in the exempt activities.

The Economic Incentives Act is designed to stimulate employment and productivity, research and development, capital investment, reduction in the cost of energy and increased purchase of local products.

Under the Economic Incentives Act, as with the 1998 Tax Incentives Act, companies can repatriate or distribute their profits free of Puerto Rico dividend taxes. In addition, passive income derived by exempted businesses from the investment of eligible funds in Puerto Rico financial institutions, obligations of the Commonwealth, and other designated investments is fully exempt from income and municipal license taxes. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period that is otherwise subject to Puerto Rico income tax would be subject to a special Puerto Rico income tax rate of 4%.

The Economic Incentives Act, like the 1998 Tax Incentives Act, also provides investors that acquire an exempted business that is in the process of closing its operations in Puerto Rico a 50% credit in connection with the cash purchase of such corporation’s stocks or operational assets.

Green Energy Incentives Program

On July 19, 2010 the Legislative Assembly enacted Act No. 83 of July 19, 2010, also known as the “Green Energy Incentives Act,” to encourage the production of renewable energy on a commercial scale. The activities eligible for tax exemption under the Green Energy Incentives Act include businesses engaged in the production and sale of green energy on a commercial scale for consumption in Puerto Rico, a producer of green energy, the installation of machinery and equipment for the production of green energy, and property used for the production of green energy.

Companies qualifying under the Green Energy Incentives Act can benefit from a simplified income tax system: an income tax rate of 4% and a withholding tax rate of 12% on royalty payments, license fees and rental payments to non-Puerto Rico resident companies. In addition, the Green Energy Incentives Act grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and at least 60% thereafter, and 100% exemption from excise taxes, and sale and use taxes with respect to the acquisition of raw materials and certain machinery and equipment used in the exempt activities.

Under the Green Energy Incentives Act, companies can repatriate or distribute their profits free of Puerto Rico dividend taxes. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period that is otherwise subject to Puerto Rico income tax would be subject to a special Puerto Rico income tax rate of 4%.

Tourism Incentives Program

For many years, Puerto Rico has enacted incentives laws designed to stimulate investment in hotel operations on the island. The Puerto Rico Tourism Development Act of 2010 (the “Tourism Development Act”) provides partial exemptions from income, property, and municipal license taxes for a period of ten years. The Tourism Development Act also provides certain tax credits for qualifying investments in tourism activities, including hotel and condo-hotel development projects. The Tourism Development Act provides further tourism incentives by granting tax exemptions on interest income, fees and other charges received with respect to bonds, notes, or other obligations issued by tourism businesses for the development, construction, rehabilitation, or improvements of tourism projects.

As part of the incentives to promote the tourism industry, in 1993 the Commonwealth established the Tourism Development Fund as a subsidiary of GDB with the authority to (i) make investments in or provide financing to entities that contribute to the development of the tourism industry and (ii) provide financial guarantees and direct loans for financing tourism development projects. Through February 10, 2011, the Fund has provided direct loans and financial guarantees in the aggregate of approximately $1.368 billion for loans made or bonds issued to finance the development of twenty-one tourism projects representing 4,744 new hotel rooms and a total investment of approximately $2.135 billion.

Treatment of Puerto Rico Corporations under the U.S. Code—Controlled Foreign Corporations

As a result of the modification and phase-out of the federal tax incentives under Section 936 of the U.S. Code, many corporations previously operating thereunder reorganized their operations in Puerto Rico to become controlled foreign corporations (“CFCs” ). A CFC is a corporation that is organized outside the United States (including, for these purposes, in Puerto Rico) and is controlled by United States shareholders. In general, a CFC may defer the payment of federal income taxes on its trade or business income until such income is repatriated to the United States in the form of dividends or through investments in certain United States properties. The Puerto Rico Office of Industrial Tax Exemption has received notification from numerous corporations that have converted part or all of their operations to CFCs. These include most of the major pharmaceutical, instrument and electronics manufacturing companies in Puerto Rico.

CFCs operate under transfer pricing rules for intangible income that are different from those applicable to United States corporations operating under Section 936 of the U.S. Code (“Section 936 Corporations”). In many cases, they are allowed to attribute a larger share of this income to their Puerto Rico operation but must make a royalty payment “commensurate with income” to their U.S. affiliates. Section 936 Corporations were exempted from Puerto Rico withholding taxes on any cost-sharing payments they might have opted to make, but CFCs are subject to a 15% Puerto Rico withholding tax on royalty payments, unless they have a renegotiated Puerto Rico tax grant issued under the Economic Act in which case this withholding tax could be lowered to 2% or 12%.

In May 2009, the U.S. Department of the Treasury announced proposed changes to the U.S. Code that include, among others, changes to remove incentives for shifting jobs overseas. Several of these initiatives could affect CFCs operating in Puerto Rico. As of February 10, 2011, no such legislation has been approved by either House of Congress of the United States. As of February 10, 2011, it is not possible to determine the legislative changes that may be made to the U.S. Code, or their effect on the long-term outlook on the economy of Puerto Rico. The administration expects to develop policy responses to the U.S. government to seek to safeguard Puerto Rico’s economic reconstruction and development plans.

DEBT

Public Sector Debt

Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations (“notes” as used in this section refers to certain types of non-bonded debt regardless of maturity), subject to the exclusions described below.

Section 2 of Article VI of the Constitution of the Commonwealth provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued that is payable in any fiscal year, together with any amount paid by the Commonwealth in the fiscal year preceding the fiscal year of such proposed issuance on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and deposited into the treasury (hereinafter “internal revenues”) in the two fiscal years preceding the fiscal year of such proposed issuance. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded through payments by the Commonwealth on such guaranteed debt. Internal revenues consist principally of income taxes, property taxes, sales taxes and excise taxes. Certain revenues, such as federal excise taxes on offshore shipments of alcoholic beverages and tobacco products and customs duties, which are collected by the United States Government and returned to the Treasury Department, and motor vehicle fuel taxes, crude oil and derivative products excise taxes and license fees, which are allocated to the Highway and Transportation Authority, are not included as internal revenues for the purpose of calculating the debt limit, although they may be available for the payment of debt service. In addition, the portion of the Sales Tax (defined below) allocated to COFINA is not included as internal revenues since the legislation that created COFINA transferred ownership of such portion of the Sales Tax to COFINA and provided that such portion was not “available resources” under the Constitutional provisions relating to full faith and credit bonds.

Future maximum annual debt service for the Commonwealth’s outstanding general obligation debt is $939,262,955 in the fiscal year ending June 30, 2015 (based on the assumption that the (i) Public Improvement Refunding Bonds, Series 2004 A, which are variable rate bonds, bear interest at their actual rate per annum through July 1, 2012 and thereafter at 12% per annum, (ii) Public Improvement Refunding Bonds, Series 2004 B and the Public Improvement Refunding Bonds, Series 2008 B, which are variable rate bonds, bear interest at 12% per annum, and (iii) a portion of each of the Public Improvement Refunding Bonds, Series 2003 C, Public Improvement Bonds of 2006, Series A, and Public Improvement Refunding Bonds, Series 2007 A that are variable rate bonds, bear interest at 12% per annum). This amount ($939,262,955) plus the amount paid by the Commonwealth in fiscal year 2010 on account of bonds or notes guaranteed by the Commonwealth ($10,491,303), totaled $949,238,499, equal to 12.97% of $7,320,525,500, which is the average of the adjusted internal revenues for the fiscal years ended June 30, 2009 and June 30, 2010. If the interest on the outstanding bonds described in items (i) through (iii) above was calculated using the effective fixed interest rate payable by the Commonwealth under the interest rate exchange agreements entered into in respect thereof, the percentage referred to in the preceding sentence would be 11.44% and future maximum annual debt service for the Commonwealth’s outstanding general obligation debt would be $826,812,043 in the fiscal year ending June 30, 2020. The potential termination payment (which is a full faith and credit obligation of the Commonwealth) payable by the Commonwealth (based on the then applicable mark-to-market value) upon termination of the above mentioned swap agreements is not included in the calculation of the 15% constitutional debt limitation.

Except as set forth below, annual debt service payments on bonds guaranteed by the Commonwealth are not included in the calculation of the 15% debt limitation. In the event any of the public corporations issuers of guaranteed bonds are unable to make any portion of the future debt service payments on its guaranteed bonds, the Commonwealth would be required to make such payments under its guarantee from the General Fund, and such debt service would be included in the calculation of the 15% constitutional debt limitation.

As of September 30, 2010, Port of the Americas Authority had outstanding bonds guaranteed by the Commonwealth (the “POA Guaranteed Bonds”), representing a $250 million GDB financing with an outstanding principal amount of $198.7 million. The Commonwealth has begun to make payments of debt service on the POA Guaranteed Bonds and expects to make all payment on the POA Guaranteed Bonds under the full faith and credit guarantee of the Commonwealth. During fiscal year 2010, the Commonwealth made payments under its guaranty of the POA Guaranteed Bonds of $10.5 million.

The Commonwealth’s policy has been and continues to be to prudently manage such debt within the constitutional limitation. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

Direct debt of the Commonwealth is issued pursuant to specific legislation approved in each particular case. Debt of the municipalities is issued pursuant to ordinances adopted by the respective municipal legislatures. Debt of public corporations is issued in accordance with their enabling statutes. GDB, as fiscal agent of the Commonwealth and its municipalities and public corporations, must approve the specific terms of each issuance.

Interest Rate Exchange Agreements

General. The Commonwealth and various public corporations are party to various interest rate exchange agreements or swaps. Except for the basis swaps discussed below, the purpose of all of the interest rate exchange agreements in place as of February 10, 2011 is to hedge the Commonwealth’s variable rate debt exposure and the interest rate risks associated therewith. When the Commonwealth or a public corporation has issued variable rate bonds, it has entered into an interest rate exchange agreement with a counterparty pursuant to which the Commonwealth or the public corporation agrees to pay the counterparty a fixed rate and the counterparty agrees to pay the Commonwealth or public corporation a variable rate intended to match the variable rate payable on the bonds (a “synthetic fixed rate swap”). In theory, the variable rate payments received by the Commonwealth under the swap offset the variable rate payments on the bonds and, thus, the Commonwealth or the public corporation is left with a net fixed rate payment to a counterparty. The intention of these swaps was to lower the all-in cost of borrowing below what could have been achieved by issuing fixed rate bonds.

Basis Swap. The Commonwealth and the Puerto Rico Electric Power Authority (“PREPA”) are also party to agreements (“basis swaps” ), entered into in June 2006 and March 2008, respectively, pursuant to which they are making payments on a specified notional amount based on a short-term interest rate index published by the Securities Industry and Financial Markets Association (“SIFMA”) and are receiving from their counterparties payments on the same notional amount based on the published three-month London Interbank Offered Rate (“LIBOR”) plus a specified fixed rate payment (the “basis annuity”). For fiscal year 2010 and the first six months of fiscal year 2011, the Commonwealth received $6.9 million and $3.8 million, respectively, from its counterparties under the basis swap, net of the Commonwealth’s payments to the counterparties, and PREPA received $9.5 million and $4.8 million, respectively, from its counterparty under the basis swap, net of PREPA’s payments to the counterparty.

Risks. By using derivative financial instruments, the Commonwealth exposes itself, among other risks, to credit risk (based on the counterparty’s ability to perform under the terms of the agreement), market risk (based on the changes in the value of the instrument resulting from changes in interest rates and other market factors) and, in the case of basis swaps, basis risk (based on changes to the correlation between different indexes used in connection with a derivative and the variable rate debt they hedge). GDB, as fiscal agent, regularly monitors the exposure of the Commonwealth and the public corporations under the interest rate exchange agreements and attempts to minimize the risks. To minimize some of the credit risk, the Commonwealth and the public corporations enter into agreements with counterparties that have good credit ratings. The outstanding interest rate exchange agreements are with eleven different counterparties, all of which are rated in one of the three highest rating categories by either Moody’s or S&P. In addition, all of the agreements contain requirements of posting collateral by the counterparties based on certain valuation thresholds and credit ratings.

During fiscal years 2009 and 2010, in order to reduce the risks associated with the swaps portfolio, the Commonwealth and the public corporations terminated approximately $2.0 billion of swaps. In May and September 2009, the Commonwealth terminated a swap with an $850 million notional amount pursuant to which the Commonwealth was making payments based on the published short-term SIFMA municipal swap rate and was receiving payments based on the 10-year SIFMA (the “constant maturity swap”) rate at an aggregate gain of approximately $24.8 million. Besides the basis swaps, the constant maturity swap was the only other interest rate exchange agreement that did not hedge specific variable rate debt of the Commonwealth. The aggregate notional amount of the swaps for the Commonwealth and the public corporations has decreased from $9.2 billion as of June 30, 2008, to $7.9 billion as of June 30, 2009 and $7.1 billion as of December 31, 2010, an aggregate decrease of 22.8%.

Notional Amounts. The aggregate notional amount as of December 31, 2010 of synthetic fixed rate swaps and basis swaps of the Commonwealth and the public corporations was approximately $7.1 billion.

Market Value. Generally, the interest rate exchange agreements may be terminated by the Commonwealth or the public corporations at any time at their then-current market values. The agreements may also be terminated upon the occurrence of certain credit events. If a termination occurs due to a credit event, the Commonwealth or the public corporations may be obligated to pay to the applicable swap counterparty an amount based on the terminating swap’s market value, which may be substantial, or vice versa, with other termination costs being paid by the defaulting party. The mark-to-market value of the swaps fluctuates with interest rates and other market conditions. The Commonwealth’s obligations under the interest rate exchange agreements are secured by the full faith, credit and taxing power of the Commonwealth.

As of December 31, 2010, the net mark-to-market value of all outstanding interest rate exchange agreements was approximately negative $706.8 million. Since the mark-to-market value of all swaps was negative as of December 31, 2010, the Commonwealth or the public corporations, as applicable, would owe money to the counterparties if any of the agreements had been terminated as of that date.

Collateral Requirements. Under the majority of the interest rate exchange agreements, the Commonwealth and the public corporations are required to deliver collateral to the counterparties to guarantee their performance under the agreements based on the credit ratings of the Commonwealth and the public corporations and certain contractual mark-to-market value thresholds. During the fourth quarter of 2008, as a result of the U.S. financial market crisis, the Commonwealth and the public corporations were required to post collateral of approximately $251.8 million and $82.5 million, respectively, to their counterparties on certain interest rate exchange agreements. Based on an improvement in the mark-to-market value of the swap portfolio since then, the Commonwealth had $37.7 million of collateral posted to its counterparties as of December 31, 2010 and the public corporations had no collateral posted as of that date. However, if the mark-to-market value of the swaps portfolio deteriorates or the credit ratings of the Commonwealth or the public corporations are lowered, the collateral posting obligations contained in the agreements may require further deliveries of collateral.

Variable Rate Bonds and Mandatory Tender Bonds

Variable Rate Bonds. The Commonwealth and various public corporations have outstanding variable rate bonds, consisting of variable rate demand bonds which are subject to mandatory tender for purchase prior to their maturity on certain interest rate reset dates and upon expiration of an associated credit or liquidity facility (“VRDO Bonds”) and other bonds where the interest rate changes periodically based on the LIBOR rate or a particular index but that are not subject to tender prior to their maturity. The Commonwealth and the public corporations have hedged their variable rate debt exposure by entering into interest rate exchange agreements with certain swap providers with respect to all variable rate bonds. Pursuant to these agreements, the Commonwealth and the public corporations receive a variable rate payment expected to approximate the interest cost of the variable rate bonds, and pay a fixed rate. As of December 31, 2010, the Commonwealth had approximately $1.3 billion of outstanding variable rate general obligation bonds, which consist of approximately $865.9 million of VRDO Bonds and approximately $601.8 million of other variable rate debt. At December 31, 2010, the total outstanding variable rate debt was approximately $2.5 billion.

The VRDO Bonds bear a floating interest rate adjusted at specified intervals, such as daily or weekly (each, a “remarketing date”) and provide investors the option to tender or put the bonds at par on each remarketing date. The tendered bonds are then resold by a remarketing agent in the secondary market to other investors. Most of the VRDO Bonds are secured by letters of credit or other liquidity or credit facilities (“credit/liquidity facilities”) that provide for the payment of the purchase price payable upon the tender of the bonds. The credit/liquidity facilities expire prior to the final maturity of the bonds. If upon the expiration or termination of any credit/liquidity facility with respect to a series of VRDO Bonds the Commonwealth or the applicable public corporation is unable to renew or replace such facility with an alternate credit/liquidity facility, the VRDO Bonds of such series are subject to mandatory tender for purchase by the credit/liquidity facility provider and generally become subject to higher interest rates and accelerated amortization schedules pursuant to the terms of each expiring credit/liquidity facility.

The recent U.S. financial market crisis has resulted in a significant reduction in the availability of credit/liquidity facilities to support VRDO Bonds, and a related increase in the price of these facilities when they can be obtained. Thus, if the Commonwealth and the public corporations are not able to renew or roll over the expiring credit/liquidity facilities with respect to VRDO Bonds, or are not able to do so at an acceptable price, the Commonwealth and the public corporations would have to refinance the VRDO Bonds or otherwise obtain financing for such bonds in order to avoid the higher interest rates and accelerated amortization schedules set forth in the expiring credit/liquidity facility.

In addition, since there are interest rate exchange agreements with respect to all VRDO Bonds, if the Commonwealth or the applicable public corporation cannot renew or replace a credit/liquidity facility upon its expiration or remarket the related series of bonds successfully upon their mandatory tender as variable rate bonds, the Commonwealth or the applicable public corporation may have to terminate the interest rate exchange agreements associated with such series of VRDO Bonds. Termination of the applicable interest rate exchange agreement may result, depending on then-current interest rate levels and market conditions, in the payment of a termination amount, which may be substantial, by the Commonwealth to compensate the counterparty for its economic losses. As of December 31, 2010, the mark-to-market value of all the interest rate exchange agreements with respect to VRDO Bonds was negative $127.6 million for the Commonwealth and negative $30.8 million for the public corporations.

VRDO Bonds subject to mandatory tender upon expiration of the applicable credit/liquidity facilities amount to approximately $474.0 million for fiscal year 2011 and approximately $591.9 million for fiscal year 2012.

Mandatory Tender Bonds. As of December 31, 2010, the Commonwealth and the public corporations also had outstanding bonds bearing interest at a fixed rate but subject to mandatory tender for purchase prior to maturity, payable from the remarketing of the bonds, on certain specified dates (the “Mandatory Tender Bonds”). After the mandatory tender date, the Commonwealth or the applicable public corporation may from time to time change the method of determining the interest on the Mandatory Tender Bonds, which may be a fixed or variable rate. The Commonwealth and the public corporations have not provided any liquidity facility for the payment of the purchase price payable upon the mandatory tender, which purchase price is expected to be obtained from the remarketing of the bonds. If the Commonwealth or the applicable public corporation cannot remarket the Mandatory Tender Bonds, they would have to obtain other funds in order to provide for the purchase price of these bonds.

As of December 31, 2010, the Commonwealth had outstanding approximately $279.2 million of general obligation bonds subject to mandatory tender on July 1, 2012 and $1.95 billion of total bonds subject to mandatory tender by July 1, 2017.

The Commonwealth has entered into forward starting interest rate exchange agreements with respect to approximately $69.2 million of its Mandatory Tender Bonds. COFINA has also entered into forward starting interest rate exchange agreements with respect to approximately $907 million of Mandatory Tender Bonds of Public Finance Corporation. The forward starting interest rate exchange agreements assume that the Commonwealth Mandatory Tender Bonds will be remarketed as variable rate bonds after their mandatory tender date and that COFINA will issue variable rate bonds to refund the Public Finance Corporation Mandatory Tender Bonds on their mandatory tender date. If the Commonwealth and COFINA cannot remarket or issue these bonds as variable rate bonds at that time, they may have to terminate their respective forward starting interest rate exchange agreements, which may result in the payment of a termination amount. As of December 31, 2010, the mark-to-market value of these forward starting swaps to the Commonwealth and COFINA was negative $7.7 million and negative $154.3 million, respectively, which are the amounts the Commonwealth and COFINA would have been required to pay to terminate the swaps on that date.

Commonwealth Guaranteed Debt

As of September 30, 2010, $3.07 billion of Commonwealth guaranteed bonds of the Puerto Rico Public Buildings Authority (“Public Buildings Authority” or “PBA”) were outstanding. Maximum annual debt service on these bonds is $258.8 million in fiscal year 2011, with their final maturity being July 1, 2039. Through February 10, 2011, no payments under the Commonwealth guaranty have been required for these bonds.

As of September 30, 2010, $267 million of Commonwealth guaranteed bonds of GDB were outstanding. Through February 10, 2011, no payments under the Commonwealth guaranty have been required for these bonds.

As of September 30, 2010, GDB held approximately $198.7 million of the Port of the Americas Authority’s outstanding bonds, which are guaranteed by the Commonwealth. The Authority is authorized to issue and GDB is authorized to purchase its bonds guaranteed by the Commonwealth in a maximum aggregate principal amount of $250 million. The proceeds from these bonds are to be used to continue the development of the Port of the Americas. Payments of $38.1 million under the Commonwealth guaranty have been required to pay interest and principal on these bonds.

As of September 30, 2010, the aggregate outstanding principal amount of obligations of the Puerto Rico Aqueduct and Sewer Authority (“PRASA”) guaranteed by the Commonwealth was $985.3 million. This amount consisted of $284.8 million in revenue bonds sold to the public, $316.6 million in bonds issued to the United States Department of Agriculture, Rural Development, and $383.9 million of loans by the State Revolving (Clean Water and Safe Drinking Water Act) Funds for the benefit of PRASA. From January 1997 through fiscal year 2005, the Commonwealth made debt service payments under its guaranty. Beginning with the debt service payment due January 1, 2006, the Commonwealth stopped making guarantee payments on these obligations and PRASA resumed making payment on this debt. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed obligations, the Commonwealth would be required once more to make such payments from the General Fund under its guarantee.

The long-term public sector debt was approximately $53.4 billion as of June 30, 2010, and the short-term public sector debt was approximately $3.5 billion as of that date. As of June 30, 2010, outstanding short-term debt, relative to total debt, was 6.1%.

PUBLIC CORPORATIONS

In Puerto Rico, many governmental and quasi-governmental functions are performed by public corporations created by the Legislative Assembly with varying degrees of independence from the central government to perform generally a single function or a limited number of related functions. Most public corporations obtain revenues from rates charged for services or products, but many are subsidized to some extent by the central government. Most public corporations are governed by boards whose members are appointed by the Governor with the advice and consent of the Senate, but some public corporations are attached to departments of the central government. Capital improvements of most of the larger public corporations are financed by revenue bonds issued under trust agreements or bond resolutions, or by notes issued under loan agreements.

Government Development Bank for Puerto Rico

The principal functions of GDB are to act as financial advisor to and fiscal agent for the Commonwealth, its municipalities and public corporations in connection with the issuance of bonds and notes, to make loans and advances to public corporations and municipalities, and to promote the economic development of Puerto Rico. As part of its role as fiscal agent, during fiscal years 2009 and 2010, GDB entered into fiscal oversight agreements with PRASA, PREPA, the Highway and Transportation Authority, and Ports Authority. As part of these agreements, GDB imposed certain conditions on the extension of credit to these entities and continually monitors their finances, among other things.

As of September 30, 2010, GDB had total assets of $14.7 billion and total liabilities of $13.0 billion. GDB’s total capital as of such date was $1.7 billion and its total capital ratio was 11.69%.

As of June 30, 2010, $3.2 billion of bonds and notes of GDB (excluding its subsidiaries) were outstanding, consisting of $267 million in Commonwealth guaranteed bonds and $3 billion of medium term senior notes. Act

No. 12 of May 9, 1975, as amended, provides that the payment of principal of and interest on specified notes and other obligations of GDB, not exceeding $550 million, may be guaranteed by the Commonwealth, of which $267 million were outstanding as of September 30, 2010. As of that date, GDB also had $7.1 billion in loans outstanding to the central government of the Commonwealth and its public corporations and municipalities.

Act No. 82 of June 16, 2002 (“Act 82”) amended GDB’s Charter to authorize GDB to transfer annually to the General Fund, beginning with fiscal year 2001, up to 10% of its audited net income or $10,000,000, whichever is greater. GDB is not required by Act 82 to transfer any funds. GDB made payments to the General Fund of $11.6 million for fiscal year 2003 and $18.4 million for fiscal year 2004. As of February 10, 2011, GDB has not made any payment to the General Fund under Act 82 since fiscal year 2004.

Under Act No. 271 of November 21, 2002, GDB made a required special capital contribution to the Special Communities Perpetual Trust (the “Perpetual Trust”) of $500 million and provided the Perpetual Trust with a $500 million, non-revolving, line of credit. The amounts transferred to the Perpetual Trust were deposited in two investment accounts held by GDB for the benefit of the Perpetual Trust. As of September 30, 2010, the Perpetual Trust had repaid $123.9 million of its line of credit and had an outstanding balance of $376 million and no interest due. The line of credit is payable from legislative appropriations.

As part of its role as lender and promoter of the economic development of Puerto Rico, GDB provides financing to the Commonwealth, its public corporations and municipalities. This financing includes interim loans to finance the capital expenditures of the Commonwealth in anticipation of the issuance of bonds and notes, and loans to cover operational deficits of those government entities. GDB generally does not provide financing to any governmental entity of the Commonwealth unless GDB reasonably believes that the borrower governmental entity will have sufficient resources, including the ability to issue bonds or notes or otherwise borrow funds, to repay such loan. GDB, however, has provided financing in the past and may continue to provide financing to governmental entities that do not have sufficient independent resources to cover operating expense, to the extent permitted by law. A material increase in the amount of loans to the public sector, coupled with continued deterioration of the public sector’s fiscal situation and financial condition may have an adverse effect on GDB’s financial condition and liquidity.

GDB has several subsidiaries that perform various functions. The principal subsidiaries and their functions are listed below:

Puerto Rico Housing Finance Authority. Puerto Rico Housing Finance Authority (“Housing Finance Authority”) (formerly known as Housing Finance Corporation) was created to provide needed rental housing units and stimulate the construction industry under federally subsidized programs. Effective February 8, 2002, Housing Finance Corporation became the Housing Finance Authority and the Housing Bank and Finance Agency was dissolved and its powers transferred to the Housing Finance Authority. Housing Finance Authority provides financing for rental housing units, stimulates the construction industry under federally subsidized programs and provides interim financing for low-income housing projects and single-family homeownership programs. It is also engaged in insuring and servicing mortgages originated by the former Housing Bank and Finance Agency. As of September 30, 2010, Housing Finance Authority’s total outstanding loans to the private sector for development of housing projects targeted to low and moderate income families were $115.7 million. The Authority’s mortgage loans to low and moderate income homeowners represented an additional $92.5 million as of the same date.

Housing Finance Authority has outstanding tax-exempt revenue bonds and notes that were issued to finance the construction of housing units approved for federal rental subsidies and to finance home ownership of single family housing units. Such bonds and notes are generally limited obligations of Housing Finance Authority payable solely from revenues collected from such housing units, with certain exceptions. As of September 30, 2010, the Housing Finance Authority had total notes and bonds outstanding of $982.3 million (including $865.5 million in outstanding bonds, $104.2 million of debt outstanding under GDB lines of credit, and $4.8 million in notes payable), and total unrestricted net assets of $266.2 million.

Puerto Rico Tourism Development Fund. Puerto Rico Tourism Development Fund (“TDF”) promotes Puerto Rico’s hotel and tourism industry by working with private sector financial institutions in structuring financings for new hotel projects. TDF can provide guarantees to interim and permanent financings for new hotel development projects. In certain cases, TDF acts as a direct lender, guarantees mezzanine financings and provides preferred equity capital. As of September 30, 2010, TDF had outstanding direct loans in an aggregate principal amount of $377 million and guarantees in the amount of $339 million.

TDF has made payments under its guarantees and letters of credit in the aggregate amount of approximately $210 million with respect to several projects. Of the total amount disbursed, as of February 10, 2011, TDF has been able to recover approximately $156 million from the borrowers.

As of June 30, 2010, TDF had net assets of $171 million (including approximately $72.1 in equity investments transferred from the Government Development Bank for Puerto Rico Capital Fund (the “Capital Fund”)), and its allowance for losses on guarantees, loans, other assets and letters of credit was approximately $77.1 million.

Government Development Bank for Puerto Rico Capital Fund. The Capital Fund invests and trades in debt obligations and publicly traded shares of domestic and foreign corporations separate from GDB’s general investment operations. On June 30, 2010, the Capital Fund transferred to the Tourism Development Fund, on behalf of GDB, $72.1 million representing all the investments in the Capital Fund portfolio. As of September 30, 2010, the Capital Fund had assets of $247,000.

Puerto Rico Development Fund. Puerto Rico Development Fund (the “Development Fund”) provides an alternate source of financing to private enterprises in Puerto Rico that have difficulties in obtaining financing from traditional sources. The Development Fund also guarantees obligations of these enterprises and invests in their equity securities. As of September 30, 2010, the Development Fund had $35.3 million in assets of consisting of (i) $7.1 million in loans, (ii) $5.7 million in preferred shares of various private entities, (iii) $15 million in loan guarantees under the “Key to Your Business” program of the Economic Development Bank, and (iv) $22.4 million in an interest bearing account.

Puerto Rico Public Finance Corporation. Puerto Rico Public Finance Corporation (“PFC”) provides agencies and instrumentalities of the Commonwealth with alternate means of meeting their financing requirements. As of February 10, 2011, PFC holds notes payable by the Commonwealth, the Maritime Shipping Authority, the Office for the Improvement of Public Schools, the Department of Health, and PRASA, among others. As of September 30, 2010, it had $1.6 billion aggregate principal amount of bonds outstanding. All such bonds are limited, non-recourse obligations of PFC payable from Commonwealth appropriations made to pay the notes held by PFC.

A description of certain other affiliates of GDB is provided in “Other Public Corporations” below.

Other Public Corporations

Puerto Rico Aqueduct and Sewer Authority. PRASA owns and operates Puerto Rico’s public water supply and wastewater systems.

PRASA reported an operating loss of $58.3 million for fiscal year 2010, compared to operating losses of $63.7 million and $101.2 million for fiscal years 2009 and 2008, respectively. In order to improve its financial condition, PRASA adopted a comprehensive plan to increase its revenues and reduce its expenses.

As of September 30, 2010, PRASA’s total debt was $3.4 billion. This debt includes outstanding bonds in the principal amount of $1.9 billion and interim financing for capital improvements in the principal amount of 1.4 billion. On November 9, 2010, PRASA’s rating was affirmed, but its outlook was revised from stable to negative. This negative outlook reflects PRASA’s continued reliance on GDB and the Commonwealth for financial support, as well as the operational challenges it faces to reduce the significant amount of water lost through its system.

The Commonwealth guarantees the principal and interest payments on the outstanding revenue refunding bonds, 2008 Series A and 2008 Series B, any bonds issued on or before June 30, 2015 to the Rural Utilities Service of the United States Department of Agriculture, and the loans granted on or before June 30, 2015 by the Puerto Rico Water Pollution Control Revolving Fund and the Puerto Rico Safe Drinking Water Revolving Fund to PRASA. In the event that PRASA is unable to make all or any portion of the future debt service payments on these guaranteed debts, the Commonwealth will be responsible for covering such payments.

On April 28, 2006, PRASA entered into a consent decree with the U.S. Environmental Protection Agency (“EPA”) that requires PRASA to implement systemwide remedial measures at all of the wastewater treatment plants operated by PRASA. The EPA consent decree establishes deadlines for the compliance with the conditions set forth therein and stipulates penalties for violation of any of those deadlines.

On December 15, 2006, a settlement agreement was signed between PRASA and the Department of Health of the Commonwealth (“DOH”) relating to violations of the Safe Drinking Water Act. The settlement agreement was preliminarily approved by the supervising court on March 15, 2007, and was amended and finally approved by that court on June 20, 2008. PRASA agreed to implement a work plan to remediate the violations, establish preventive and mitigation measures, and execute a preventive maintenance program for the purpose of meeting the requirements of the Safe Drinking Water Act.

PRASA has established a 15-year capital improvement program with a total investment of $2.2 billion in order to comply with the agreements signed with the EPA and DOH agencies. PRASA has committed an investment of $1.2 billion to comply with the EPA consent decree and $1.0 billion to comply with the DOH settlement agreement.

PRASA has already invested $941 million in capital investment projects covering the first 5-year term of the above mentioned agreements.

During fiscal year 2011, PRASA has received $85 million in Commonwealth appropriations and $20 million in other Commonwealth available funds. According to the provisions of PRASA’s trust agreement, these moneys are taken into account for purposes of determining its revenues and its compliance with certain covenants therein.

Children’s Trust. Children’s Trust is a not-for-profit corporate entity created in 1999 as a public instrumentality of the Commonwealth. The Commonwealth has transferred to Children’s Trust all of its rights, title and interest under the tobacco litigation Master Settlement Agreement, including the Commonwealth’s right to receive initial, annual and strategic contribution payments to be made by the participating cigarette manufacturers under the Master Settlement Agreement.

Children’s Trust issued $1.2 billion Tobacco Settlement Asset-Backed Bonds in October 2002. The bond proceeds were used, among other things, to pay the cost of certain capital expenses of the Commonwealth and certain capital and working capital expenses of PRASA. On June 30, 2005, Children’s Trust issued $108.2 million subordinate Tobacco Settlement Asset-Backed Bonds to pay working capital expenses of the Commonwealth. On May 1, 2008, Children’s Trust issued an additional $195.9 million of subordinate Tobacco Settlement Asset-Backed Bonds. As of September 30, 2010, Children’s Trust had outstanding bonds in the principal amount of $1.3 billion. These bonds and any, other additional senior bonds issued by Children’s Trust are payable solely from, and secured by a statutory pledge of, the payments made and to be made by the participating cigarette manufacturers under the Master Settlement Agreement. Through February 10, 2011, all

principal and interest payments required to be made by Children’s Trust on its outstanding bonds have been made on a timely basis from contribution payments made by the participating cigarette manufacturers under the Master Settlement Agreement.

Puerto Rico Convention Center District Authority. PRDCA was created to own, develop, finance, plan, design, build, operate, maintain, administrate and promote the Dr. Pedro Roselló González Convention Center, a new convention center, and designated private parcels located within the Convention Center District in San Juan. The convention center opened in November 2005. PRDCA also owns a multipurpose coliseum in San Juan, known as the José Miguel Agrelot Coliseum. As of September 30, 2010, PRDCA’s debt was $598.2 million, consisting of $447.1 million in outstanding bonds issued to finance the convention center that are payable from a portion of a hotel room tax and a $151.0 million line of credit with GDB used to finance the construction of the Coliseum that is payable from the Commonwealth’s General Fund.

Puerto Rico Electric Power Authority. PREPA owns and operates Puerto Rico’s electric power system.

PREPA reported net operating income of $377.7 million (unaudited), $362.6 million, $181.1 million and $370.9 million during fiscal years 2010, 2009, 2008 and 2007, respectively. The total debt of PREPA was $7.6 billion as of September 30, 2010. This debt includes outstanding bonds of $7.4 billion and interim financing for operations of $147.5 million.

In October 2010, PREPA issued its Power Revenue Refunding Bonds, Series DDD in the amount of $218,225,000 to refund a portion of its outstanding Power Revenue and Power Revenue Refunding Bonds for present value savings. PREPA has used and plans to continue to use the proceeds of these bonds to repay outstanding lines of credit used to fund capital improvements and finance working capital needs as well as to refund a portion of its outstanding bonds and provide for the termination of certain synthetic fixed swaps associated with the refunded bonds.

In December 2010, PREPA issued its Power Revenue Bonds, Series EEE (Issuer Subsidy Build America Bonds) in an aggregate principal amount of $355,730,000. The proceeds of these bonds are to be utilized to fund its capital improvement program, including the construction of a new natural gas pipeline.

As a means of reducing its dependency on oil, PREPA has entered into long-term power purchase agreements with private operators of two co-generation plants that use fuels other than oil. As of February 10, 2011, these two co-generation plants provide approximately 31% of PREPA’s energy needs. PREPA has also commenced developing plans for the conversion of its main oil-fired units into natural gas and clean-coal fired units.

Health Insurance Administration. The Health Insurance Administration was created in 1993 to negotiate and contract for the provision of comprehensive health insurance coverage for qualifying (generally low income) Puerto Rico residents. Under this system, the government selects, through a bidding system, one private health insurance company in each of eight designated regions of the island and pays such insurance company the insurance premium for each eligible beneficiary within such region. The health insurance system covers the entire island, and approximately 1.5 million persons were covered by the system during fiscal year 2010.

The Commonwealth has entered into various contracts with several Medicare Advantage organizations for the provision of health coverage to approximately 200,000 eligible beneficiaries. Pursuant to these agreements, the Commonwealth pays each Medicare Advantage organization a premium difference to cover services not included in their contracts with the Center for Medicaid and Medicare Services.

The total cost of the health insurance program for fiscal year 2010 was $1.962 billion, compared to $1.861 billion for fiscal year 2009 and $1.735 billion for fiscal year 2008. For fiscal year 2010, the General Fund covered $1.2 billion of the total cost of the health insurance program. The remaining $762 million is to be paid from federal, municipal, internal and other sources.

On October 1, 2010, the administration implemented “Mi Salud,” which is the health program that replaced the government’s Health Reform program. The principal differences between “Mi Salud” and the Health Reform program are the use of a preferred-provider network organization rather than independent practice associations, an increase of benefits and services and an expansion of eligible participants. During the implementation of the program’s second phase, eligibility requirements are also expected to be expanded to include small to medium businesses. The estimated cost for “Mi Salud” during fiscal year 2011 is $1.930 billion. The General Fund is expected to cover $1.122 billion, while the remaining $808 million is to be paid from federal, municipal and other sources. This projection, however, does not take into account increases in the enrollment of new beneficiaries, which could affect this estimate.

As of February 10, 2011, the Governor had recently signed into law a bill that authorizes the Health Insurance Administration to borrow approximately $187 million from GDB in order to pay amounts owed to its suppliers, including premiums owed to certain insurance companies for services rendered under the Health Reform program.

Puerto Rico Highways and Transportation Authority. Puerto Rico Highways and Transportation Authority (“PRHTA”) is responsible for highway construction in Puerto Rico. Such construction is financed by debt (interim notes and revenue bonds), revenues of PRHTA, and federal and Commonwealth grants.

PRHTA reported a net operating loss of $492.0 million for fiscal year 2009, compared to net operating losses of $448.7 million and $386.0 million for fiscal years 2008 and 2007, respectively.

Debt service on PRHTA’s revenue bonds constitutes a first lien on its gross revenues, which, as of February 10, 2011, consist of all the proceeds of the tax on gasoline, one-half of the proceeds of the tax on gas oil and diesel oil, all the proceeds of the excise taxes on crude oil, unfinished oil and derivative products, up to $120 million per fiscal year, highway toll revenues and the gross receipts of $15.00 per vehicle per year from certain motor vehicle license fees. Such revenues (except for toll revenues) may be applied first to the payment of debt service on general obligation bonds and notes of the Commonwealth and to payments required to be made by the Commonwealth under its guarantees of bonds and notes, to the extent that no other revenues are available for such purpose. As of February 10, 2011, the Commonwealth had never applied such revenues for such payment.

As of September 30, 2010, PRHTA’s total debt was $7.2 billion, including $6.1 billion in outstanding bonds and interim, subordinated financings with GDB in the aggregate principal amount of $1.032 billion.

PRHTA has a mass transit system, known as Tren Urbano, serving a portion of metropolitan San Juan. It was constructed under several design/build contracts and is being privately operated under a five-year contract with an additional five-year option at PRHTA’s election. The cost of the project was $2.25 billion, which cost was financed by federal Transit Administration grants, other federal funding sources and PRHTA’s own resources, including revenue bonds. Tren Urbano commenced operations in June 2005 and as of February 10, 2011 has ridership of about 35,000 persons per day. The operation of the Tren Urbano generated a loss of $64.5 million, $62.5 million and $60.2 million in fiscal years 2009, 2008, and 2007, respectively.

PRHTA is a party to a concession agreement under which a private company designed, constructed and is operating a toll bridge spanning the San José Lagoon. The toll bridge was financed with special facility revenue bonds of PRHTA, payable by the private operator of the bridge principally from toll revenues. The concession is for a term of 35 years, subject to earlier termination or extension. The bridge opened for traffic in February 1994. In certain circumstances described in the concession agreement, including where toll revenues are insufficient to generate certain rates of return to the private operator, the private operator may require PRHTA, among other things, to assume the operator’s obligations with respect to the special facility revenue bonds. Some of those circumstances, including lower than projected toll revenues, exist as of February 10, 2011, but as of that date PRHTA did not anticipate that the operator would exercise its remedy against PRHTA.

During the second quarter of fiscal year 2011, PRHTA and PPP Authority commenced a procurement process intended to lead to the establishment of a concession agreement for the operation of two toll roads. Future procurement processes are expected to lead to the establishment of concession agreements for the principal toll roads in Puerto Rico.

Puerto Rico Industrial Development Company. Puerto Rico Industrial Development Company (“PRIDCO”) participates in the Commonwealth-sponsored economic development program by providing physical facilities, general assistance, and special incentive grants to manufacturers. PRIDCO reported consolidated net operating losses of $10.3 million for fiscal year 2010, compared to consolidated net operating losses of $6.0 million for fiscal year 2009 and consolidated net income of $6.1 million for fiscal year 2008. The total debt of PRIDCO was $412.6 million as of September 30, 2010. This debt includes outstanding bonds of $241.2 million and financings for operations of $171.4 million (including loans from its subsidiary Puerto Rico Industrial Investment Corporation).

During fiscal years 2006 and 2007 PRIDCO entered into a company reorganization plan establishing an early retirement plan and a voluntary separation plan with the objective of reducing workforce and to achieve expense reductions. This plan was financed by a line of credit from GDB, which had an outstanding balance of $45.7 million as of September 30, 2010.

Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority (“AFICA”). AFICA was created to finance (through the issuance of its revenue bonds) industrial, tourist, educational, medical, and environmental control facilities in Puerto Rico for the use of private companies, non-profit entities, or government agencies. The bonds are payable solely from payments to be made to AFICA by such private companies, non-profit entities, or government agencies, and do not constitute a debt of the Commonwealth or any of its other public corporations or municipalities. As of September 30, 2010, approximately $1.4 billion of AFICA’s bonds were outstanding. In addition, as of September 30, 2010, AFICA has a $67 million line of credit with GDB with a principal outstanding balance of $59.2 million used for the acquisition of assets from PREPA.

Puerto Rico Infrastructure Financing Authority (“PRIFA”). PRIFA was created to provide financial, administrative, consulting, technical, advisory, and other types of assistance to other public corporations, governmental instrumentalities, political subdivisions and municipalities (collectively, “Benefited Entities”) authorized to develop infrastructure facilities and to establish alternate means for financing those facilities. PRIFA is authorized to issue bonds and provide loans, grants and other financial assistance for the construction, acquisition, repair, maintenance and reconstruction of infrastructure projects by Benefited Entities.

As of September 30, 2010, PRIFA’s total debt was $1.84 billion. This debt includes bonds outstanding of $1.84 billion and interim financing for capital improvements of $3.4 million.

PRIFA oversees the Puerto Rico Infrastructure Fund, which is being funded annually thru fiscal year 2052 with the first $117 million of proceeds of federal excise taxes imposed on rum and other articles produced in Puerto Rico and sold in the United States that are transferred to Puerto Rico pursuant to the United States Internal Revenue Code of 1986, as amended. As of February 10, 2011, rum is the only article produced in Puerto Rico subject to federal excise taxes, the proceeds of which are required to be returned to the Treasury Department. PRIFA is using these funds to pay debt service of bonds issued to finance various infrastructure projects.

PRIFA also has custody and control of the Infrastructure Development Fund and its Corpus Account, a perpetual account established under Act No. 92 of June 24, 1998 that was funded with $1.2 billion of the proceeds of the sale of Puerto Rico Telephone Company. The interest earned on the securities held in the Corpus

Account were being used by PRIFA to pay debt service on its $1.1 billion Series 2000 A and B Bonds. Act No. 3, approved by the Legislative Assembly of the Commonwealth on January 14, 2009 (“Act 3”), authorized the sale of the securities held in the Corpus Account. PRIFA sold the securities in January 2009 and used the proceeds to: (i) make a deposit into an escrow account in an amount sufficient to retire the Series 2000 A and B Bonds on October 1, 2010, (ii) make a deposit to the General Fund which was applied to cover a portion of the Commonwealth’s budget deficit, (iii) make a transfer to GDB as a capital contribution, and (iv) make a deposit to the Corpus Account to be invested in a long-term investment agreement with GDB.

Pursuant to Act No. 8 of March 9, 2009, PRIFA is responsible for implementing in the Commonwealth the applicable provisions of ARRA. One of its main responsibilities regarding ARRA is to maximize the flow of funds from the Federal Government for the appropriate investment in qualified projects and activities. PRIFA also has responsibility for the receipt, administration and disbursement of such funds and monitoring those governmental agencies and entities that receive ARRA funds.

Puerto Rico Municipal Finance Agency. Puerto Rico Municipal Finance Agency (“MFA”) is authorized to issue bonds to purchase general obligation bonds and notes of Puerto Rico municipalities and to fund a debt service reserve. Debt service on MFA’s bonds is payable from debt service payments on municipal bonds and notes held by MFA and from the debt service reserve, including investment income thereon. The Commonwealth has agreed to pay such amounts to the debt service reserve as may be necessary to maintain it at its required level, subject to appropriation by the Legislative Assembly, which appropriation is authorized but not legally required to be made. Through February 10, 2011, no such payments have been required. As of September 30, 2010, MFA had $1.1 billion of bonds outstanding.

Port of the Americas Authority. Port of the Americas Authority (“PAA”) is responsible for the development and operation of the Port of the Americas (the “Port”), a deep draft port on the south coast of Puerto Rico.

PAA is authorized to issue bonds guaranteed by the Commonwealth in a maximum aggregate principal amount of $250 million. The proceeds from these bonds are to be used to continue the development of the Port. GDB is authorized by law to purchase bonds of PAA in an aggregate principal amount not to exceed $250 million. As of September 30, 2010, GDB held approximately $198.7 million of PAA’s outstanding bonds, which are guaranteed by the Commonwealth.

The first phase of the Port was completed in fiscal year 2004. This initial phase included the improvement of piers 4, 5, and 6 of the Port and the acquisition of heavy equipment at a cost of $40 million. The second phase of the Port was completed in February 2009. This phase, which was designed to provide capacity to handle up to 250,000 Twenty-Foot Equivalent Units (“TEU”) per year, included (i) dredging the entrance channel and adjacent areas of the Port to a depth of 50 feet, (ii) reconstructing the container terminals, (iii) commencing certain required environmental risk mitigation procedures, and (iv) preparing final construction schematics.

A third phase, which provides for the expansion of the Port’s capacity, was initiated in May 2007. This phase includes (i) infrastructure improvements related to access roads, (ii) the development of utility infrastructure, namely, a new storm canal and the relocation of electricity lines and the water and sanitation system, (iii) additional dredging at certain pier locations, and (iv) the expansion of the container terminal. The first expansion under this phase is expected to provide sufficient capacity to process 500,000 TEU annually and is expected to be finished in the second half of 2011.

Puerto Rico Ports Authority. Ports Authority owns and operates the major airport and seaport facilities in Puerto Rico. Ports Authority derives revenues from a variety of sources, including charges on airplane fuel sales, air terminal space rentals, landing fees, wharfage, dockage and harbor fees, and rentals for the lease of property and seaport equipment. Ports Authority reported operating losses of $38.7 million and $47.6 million during fiscal years 2010 and 2009, respectively. The total debt of PRPA was $742.3 million as of September 30, 2010. This debt includes outstanding bonds of $46.3 million, credit facilities for capital improvements with GDB and private financial institutions of $309.3 million and a loan for operational purposes with private financial institutions of $386.7 million. The loan for operational purposes and a portion of the credit facilities for capital improvements are guaranteed by GDB.

As of September 30, 2010, the outstanding balance of the credit facilities for capital improvements with private financial institutions was $153.2 million, which was due on June 30, 2010. Of this amount, $71.8 million, plus interest, is guaranteed by GDB.

Puerto Rico Public Buildings Authority. PBA is authorized to construct, purchase or lease office, school, health, correctional and other facilities for lease to departments, public corporations, and instrumentalities of the Commonwealth. Bonds that have been issued by PBA to finance such facilities (through retirement of interim notes or otherwise) are payable from lease payments, which are largely derived from legislative appropriations and are secured by the Commonwealth’s guaranty. PBA is authorized by law to have outstanding at any one time up to $4.325 billion of bonds guaranteed by the Commonwealth. As of September 30, 2010, $3.070 billion of such bonds of PBA were outstanding (not including accretion of interest from the respective issuance dates on capital appreciation bonds). As of September 30, 2010, PBA’s line of credit with GDB had an outstanding balance of $193.7 million.

Public-Private Partnerships Authority. PPP Authority is an independent governmental instrumentality of the Commonwealth created by Act No. 29 of June 8, 2009. The Authority is tasked with implementing the Commonwealth’s public policy regarding public-private partnerships to further the development and maintenance of infrastructure facilities, improve the services rendered by the Government and foster the creation of jobs. As of April 2010, the Authority had engaged various financial advisors to assist it in the evaluation of various projects in the energy, transportation, water and public school infrastructure sectors. During the fourth quarter of fiscal year 2010, the Authority published desirability studies for four public-private partnership priority projects and commenced procurement for such projects. The Authority has short-listed proponents for the toll roads and school infrastructure projects. Moreover, the Authority has made substantial progress in the preparation of a public-private partnership procurement for the Luis Muñoz Marin International Airport. As of September 30, 2010, the Authority has a $20 million revolving line of credit with GDB with an outstanding balance of $3.3 million.

Puerto Rico Sales Tax Financing Corporation. COFINA is an independent governmental instrumentality of the Commonwealth created by Act 91. COFINA was originally created for the purpose of financing the payment, retirement, or defeasance of certain appropriation-backed debt outstanding as of June 30, 2006, payable to GDB and PFC.

In 2009, the Legislative Assembly of Puerto Rico expanded the purposes for which COFINA was created and, correspondingly, increased its revenues by increasing from 1% to 2.75% (one-half of the tax rate of 5.5%) the portion that is transferred to COFINA of the sales and use tax imposed by the central government. As a result, COFINA was authorized to issue bonds for the following additional purposes: (i) to pay, in whole or in part, the debt of the Secretary of the Treasury with GDB in the amount of $1 billion, the proceeds of which were used to cover the budgetary deficit for fiscal year 2009, (ii) to pay, in whole or in part, certain financing granted to the Secretary of the Treasury by GDB payable from future Commonwealth general obligation bonds, and any debt of the Commonwealth outstanding as of December 31, 2008 that did not have a source of repayment or was payable from budgetary appropriations, (iii) to pay, in whole or in part, the accounts payable to suppliers of the Commonwealth, (iv) to pay or finance operational expenses of the Commonwealth for fiscal years 2009, 2010, and 2011, (v) to pay or finance operational expenses of the Commonwealth for fiscal year 2012, which would have to be included in the annual budget of the Government of Puerto Rico, (vi) to fund the Puerto Rico Economic Stimulus Fund, (vii) to fund the Commonwealth Emergency Fund in order to cover expenses resulting from catastrophic events such as hurricanes or floods, and (viii) to generate moneys to fund the Economic Cooperation and Public Employees Alternatives Fund. As of June 30, 2010, COFINA had approximately $13.4 billion outstanding of its Sales Tax Revenue Bonds (excluding all accretion on capital appreciation bonds).

Special Communities Perpetual Trust. Perpetual Trust is a public corporation created by law to be an irrevocable and permanent trust. Perpetual Trust’s principal purpose is to fund development projects that address the infrastructure and housing needs of underprivileged communities. GDB has made a special capital contribution to Perpetual Trust of $500 million and provided the Trust with a $500 million, non-revolving, line of credit. The amounts transferred by GDB were deposited in two investment accounts held by GDB for the benefit of Perpetual Trust, which generated interest ascending to $90.6 million as of June 30, 2010. These additional funds were distributed among 56 new identified special communities for the construction of new infrastructure projects in these communities, and a portion was assigned to complete construction projects in the original 686 special communities. Perpetual Trust has disbursed the total amount of $910.3 million as of June 30, 2010. As of September 30, 2010, Perpetual Trust’s line of credit with GDB had an outstanding balance of $376.1 million. The line of credit is payable from legislative appropriations.

University of Puerto Rico. University of Puerto Rico (the “University”), with approximately 65,669 students in academic year 2009-2010, is the largest institution of higher education on the island. Government appropriations are the principal source of University revenues, but additional revenues are derived from tuition, student fees, auxiliary enterprises, interest income, federal grants, and other sources. University capital improvements have been financed mainly by revenue bonds. As of September 30, 2010, the University’s total debt was $554.3 million, consisting of outstanding revenue bonds (excluding $19.6 million owed by the University’s Medical Services).

In 2000, AFICA issued its $86,735,000 Educational Facilities Revenue Bonds, 2000 Series A (University Plaza Project) for the purpose of financing the construction of additional student housing and parking and office space for the University. The project was built, is being operated by Desarrollos Universitarios, Inc., a Puerto Rico not-for-profit corporation, and is leased to the University for a term equal to the term of the bonds, with University lease payments being sufficient to pay debt service on the bonds as they become due. These bonds are not included in the University’s total debt or outstanding revenue bonds set forth in the prior paragraph.

In June 2007, the Board of Trustees of the University approved Certification No. 60 establishing a new policy and methodology for tuition fees structure. This new structure covers the tuition fees to be charged to new students until academic year 2012-2013. This policy was adopted to pursue continued development and financial stability of the University.

In June 2010, the Board of Trustees of the University approved Certification No. 146 establishing a $400 stabilization fee to be charged each semester to all students in addition to tuition charges and other fees already in place at the University. This stabilization fee was imposed to address the University’s fiscal difficulties and is expected to increase annual revenues by approximately $40 million.

As a result of a student-led strike that lasted approximately two months, on June 26, 2010, the Middle States Commission on Higher Education (“MSCHE”), the entity that accredits the University’s campuses, placed 10 of its 11 campuses on probation due to deficiencies in connection with two of 14 applicable standards and requested information with respect to a third standard. MSCHE also requested a report outlining the University’s plan in order to achieve and maintain compliance with those standards. Probationary periods are designed to last up to 24 months and the affected University campuses will maintain their MSCHE accreditation while on probation.

Other public corporations. Public corporations not described above have outstanding debt in the aggregate amount of $1.469 billion as of September 30, 2010. Debt service on $701 million of such outstanding debt is being paid from legislative appropriations. The Commonwealth is not, however, obligated to make any such appropriations. Additional legislative appropriations are made to enable certain of such corporations to pay their operating expenses.

REVENUES AND EXPENSES

Revenues

The General Fund is the primary operating fund of the Commonwealth. General Fund revenues are broadly based and include revenues raised internally as well as those from non-Puerto Rico sources. Internal revenues consist principally of income, excise and sales and use taxes. Revenues from non-Puerto Rico sources are derived from federal excise taxes and customs duties returned to the Commonwealth. The primary expenditures of the Commonwealth through the General Fund are for grants and subsidies, and personal and other services.

Preliminary General Fund Revenues for Fiscal Year 2010 Compared to Fiscal Year 2009

Preliminary General Fund total revenues for fiscal year 2010 were $7.691 billion, representing a decrease of $19.5 million from fiscal year 2009 revenues and an increase of $21 million from budgeted revenues for fiscal year 2010. The principal changes in sources of revenues from fiscal year 2009 include a decrease in the sales and use tax received by the General Fund of $258.3 million due to the increased allocation of this tax to COFINA. This decrease in the amount of sales and use taxes allocated to the General Fund was fully offset, however, by increases in property taxes and excise taxes on cigarettes and alcoholic beverages of approximately $226.5 million and $60.5 million, respectively, as a result of the temporary and permanent revenue raising measures implemented as part of the Commonwealth’s fiscal stabilization plan under Act 7. Preliminary revenues from income taxes for fiscal year 2010 were approximately the same as in fiscal year 2009, reflecting the continuing impact of the ongoing economic recession.

Preliminary total General Fund expenses (on a cash basis) for fiscal year 2010 amounted to $9.380 billion, which were composed of $8.976 billion of operational expenses and $403.6 million transferred to the redemption fund. The difference between preliminary revenues and expenses for fiscal year 2010 of $1.3 billion was covered principally by proceeds from a COFINA bond issue.

General Fund Revenues for Fiscal Year 2009 Compared to Fiscal Year 2008

General Fund total revenues for fiscal year 2009 were $7.710 billion, representing a decrease of $648.8 million, or 7.8%, from fiscal year 2008 revenues. The major changes from fiscal year 2008 were: (i) decreases in income taxes from individuals of $111 million and in corporate income taxes of $189.9 million, (ii) a decrease of $58.9 million in excise taxes, (iii) a decrease of $182.3 million in miscellaneous non-tax revenues, and (iv) a decrease of $113.8 million in the sales and use tax revenues due primarily to a one-time change in the manner sales and use tax collections are reported by the Treasury Department. The decreases in revenues in these categories for fiscal year 2009 as compared to fiscal year 2008 reflect the acceleration of the economic recession during that fiscal year.

Total General Fund expenses (on a cash basis) for fiscal year 2009 amounted to $10.230 billion, which were composed of $9.623 billion of operational expenses and $607 million transferred to the redemption fund. The difference between revenues and expenses for fiscal year 2009 of $2.5 billion was covered principally by proceeds from COFINA bond issues.

Major Sources of General Fund Revenues

Income Taxes

The historical revenue data presented is based on collections realized or accrued under the provisions of the Internal Revenue Code of 1994, as amended (the “PR Code”), which applied to taxable years beginning after June 30, 1995 and ending before January 1, 2011. The PR Code was replaced by the Internal Revenue Code for a New Puerto Rico, Act No. 1 of January 31, 2011, which will apply for taxable years commencing after December 31, 2010 (“Act No. 1”). Many of the provisions of Act No. 1 are identical to the equivalent provisions of the PR Code. Thus unless otherwise noted, the discussion below refers to the provisions of both the PR Code and Act No. 1.

The PR Code imposed a tax on the income of individual residents of Puerto Rico, trusts, estates, and domestic and foreign (if engaged in a trade or business in Puerto Rico) corporations and partnerships at graduated rates. A flat tax was imposed on certain payments made to non-residents of Puerto Rico, which was collected through an income tax withholding.

Individuals. Resident individuals are subject to tax on their taxable income from all sources. The PR Code had four tax brackets for individuals with tax rates of 7%, 14%, 25%, and 33%. The highest income tax bracket applicable to individuals under the PR Code was $50,000. Under Act No. 1, the highest income tax bracket gradually increases every year for the next six years from $60,000 to $121,500. For taxable years starting before January 1, 2016, the income tax rates applicable to individuals remain unaltered under Act No. 1. After January 1, 2016, the top individual rate is lowered to 30%. Certain requirements that must be satisfied in order for tax benefits under Act No. 1 to enter into effect for taxable years starting after December 31, 2013 are noted below. Dividend income from Puerto Rico corporations and certain qualifying foreign corporations is taxed at an income tax rate of 10%.

Gains realized from the sale or exchange of a capital asset by resident individuals, if held for more than six months, is taxed at an income tax rate of 10%.

Interest income in excess of $2,000 on deposit with Puerto Rico financial institutions is taxed at an income tax rate of 10%; the first $2,000 of interest income from such institutions is exempt from taxation. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts, estates, corporations and partnerships qualifies for an income tax rate of 10%.

Corporations and Partnerships. Puerto Rico corporations and partnerships are subject to tax on income from all sources; foreign corporations and partnerships that are engaged in a trade or business in Puerto Rico are subject to tax on their income from Puerto Rico sources and on income from sources outside Puerto Rico that is effectively connected with the conduct of their trade or business in Puerto Rico. Unless a corporation or partnership qualifies for partial exemption from corporate income and other taxes under the tax incentives programs, it is subject to tax at graduated rates.

In general, the PR Code provided for six income tax brackets for corporations and partnerships, with the highest rate (39%) applicable to net taxable income in excess of $300,000. Gains realized from the sale or exchange of a capital asset, if held for more than six months, were taxed at a maximum regular income tax rate of 15%. Under Act No. 1, for taxable years commencing after December 31, 2010, the highest corporate income tax rate is lowered to 30% for net taxable income in excess of $1,750,000 (it will be reduced to 25% for taxable years starting after December 31, 2013 subject to the satisfaction of certain conditions) and the alternative minimum tax is also reduced from a rate of 22% to the greater of (i) the amount produced by applying a minimum rate of 20% to the alternative minimum net income or, (ii) subject to certain exceptions, the amount produced by applying a 1% excise tax on the purchase from related parties of tangible personal property to be used in a Puerto Rico trade or business applicable to persons with gross sales of $50 million or more during any of three preceding taxable years. Dividends received by Puerto Rico corporations and partnerships from foreign corporations and partnerships engaged in trade or business in Puerto Rico are subject to general income tax rates. A dividends received credit may be available when the corporation or partnership making the distribution is organized in Puerto Rico. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to corporations and partnerships qualifies for a special tax rate of 10%.

In general, corporations and partnerships operating under a new grant of tax exemption issued under the Economic Incentives Act are subject to a maximum income tax rate of 4% during their basic exemption period.

Corporations and partnerships covered by the Tourism Development Act are subject to a maximum tax rate of 39% on their taxable income after applying the 90% exemption granted under the Tourism Development Act, which results in a maximum effective tax rate of 3.9% on their net tourism development income. Under Act No. 1, the net income of corporations and partnerships covered under the Tourism Development Act is subject generally to a maximum effective tax rate of 3%.

The PR Code generally imposes a branch profits tax on resident foreign corporations whose gross income qualifies as income effectively connected with a Puerto Rico trade or business. The branch profits tax is 10% of an annual dividend equivalent amount, and it applies without regard to the Puerto Rico source of income rules.

Interest from Puerto Rico sources paid to non-resident non-affiliated corporate recipients is not subject to any income or withholding tax. Interest paid to certain related non-resident recipients is subject to a withholding tax of 29%. Dividends paid to non-resident corporate recipients are subject to a withholding tax of 10%. Dividends distributed by corporations operating under new grants of tax exemption issued under the Economic Incentives Act and the Green Energy Incentives Act are not subject to Puerto Rico income tax. However, royalty payments made by corporations covered under the Economic Incentives Act to non-resident recipients are subject to an income tax withholding of 2% or 12%, depending on certain elections made by the grantee, and in the case of corporations covered by the Green Energy Incentives Act, royalty payments to non-residents are subject to an income tax withholding of 12%.

Subject to certain exceptions, payments in excess of $1,500 during a calendar year made by the Commonwealth and persons engaged in a trade or business in Puerto Rico in consideration of the receipt of services rendered in Puerto Rico are subject to a 7% income tax withholding.

Act 7—Special Tax Measures Implemented as part of the New Administration’s Fiscal Stabilization Plan. Act 7 was enacted as part of the new administration’s Fiscal Plan, and sought, among other things, to increase the tax revenues of the Puerto Rico government by imposing certain permanent and temporary tax increases.

With respect to income taxes, Act 7 included the following temporary measures that are applicable for taxable years commenced after December 31, 2008 and before January 1, 2012:

(i)	taxable corporations and individuals whose adjusted gross income equals or exceeds $100,000 (for single individuals) or $150,000 (in the case of married persons filing jointly) are subject to a surtax of 5% on their total tax liability (for taxable years commencing after December 31, 2010, Act No. 1 eliminates this surtax);

(ii)	international banking entities that do not operate as bank units are subject to a 5% income tax on their entire net income computed in accordance with the PR Code (international banking entities operating as bank units are subject to this 5% tax on their net income that does not constitute excess net income);

(iii)	credit unions, their subsidiaries, and affiliates are subject to a 5% tax on the amount of net taxable income in excess of $250,000 (these entities were totally exempt before the enactment of Act 7); however, if the Government of Puerto Rico collects $690 million prior to January 1, 2012, the 5% tax will not be applicable for the remaining period;

(iv)	the Cooperative Bank, its subsidiaries, and affiliates are subject to a 5% tax on the amount of net taxable income in excess of $250,000 (these entities were totally exempt before the enactment of Act 7);

(v)	insurance cooperatives are subject to a 5% tax on the amount of net taxable income in excess of $250,000 (these entities were totally exempt before the enactment of Act 7); and

(vi)	international insurers and holding companies of international insurers are subject to a 5% tax on their net income (these entities were totally exempt before the enactment of Act 7).

Act 7 also provided as a permanent measure a change in the method of computing the net income subject to alternative minimum tax (“Puerto Rico AMT”) in the case of individuals by including in the computation various categories of exempt income and income subject to preferential tax rates under the PR Code, such as: (a) long-term capital gains, which enjoy a preferential tax rate of 10% under the PR Code; (b) dividends that are taxable at the rate of 10% under the PR Code; (c) interest on bank deposits and individual retirement accounts subject to the special 10% and 17% preferential income tax rates, respectively; and (d) interest from notes or bonds eligible for the special 10% tax rate provided by the PR Code.

Another change introduced by Act 7, for taxable years commenced after December 31, 2008 and before January 1, 2012 is an adjustment to the calculation of the net income subject to the Puerto Rico AMT in the case of entities taxed as corporations that denies a deduction for expenses paid or accrued for services rendered outside of Puerto Rico by a related party. Lastly, different income tax credits awarded to investors under certain special laws for activities such as revitalization of urban centers (only in part), venture capital, solid waste, housing infrastructure, and rehabilitation of social-interest housing (only projects without qualification certifications as of March 9, 2009), among others, may not be claimed or granted for taxable years commenced after December 31, 2008 and before January 1, 2012. Tax credits associated with manufacturing, tourism, and cinematographic projects, however, are not affected by Act 7.

Tax Reform

In February 2010, the Governor named a committee to review the Commonwealth’s income tax system and propose a tax reform directed at reducing personal and corporate income tax rates. The committee presented its findings to the Governor and on October 25, 2010, the Governor announced that he was submitting to the Legislative Assembly various bills in order to implement the tax reform. The tax reform consists of two phases focused on providing tax relief to individuals and corporations, promoting economic development and job creation, simplifying the tax system and reducing tax evasion. The tax reform is projected to provide taxpayers aggregate annual savings of $1.2 billion for each of the next six fiscal years, commencing in taxable year 2011.

The first phase, enacted as Act No. 171 of November 15, 2010, applies to the 2010 tax return and provides a tax credit to each individual and corporate taxpayer. The tax credit applicable to individuals and determined by reference to the tax liability ranges from 7% for those taxpayers in higher brackets to 15% for taxpayers in the lowest bracket. Corporate taxpayers will also be entitled to a 7% tax credit determined by reference to the tax liability; provided, that such taxpayer paid the statutorily required Christmas bonus for 2010. Also, the corporate net operating loss carryforward is extended from 7 years to 10 years. This first phase is expected to provide individual and corporate taxpayers with aggregate savings of $309 million for taxable year 2010.

The second phase, enacted as Act No. 1, (i) promotes employment by doubling the earning income credit and increasing the maximum applicable income to qualify for such credit; (ii) provides a $400 tax credit to individuals over 65 years of age with an income below $15,000; (iii) significantly reduces individual income tax rates and only allows the following five deductions (a) mortgage interest up to 30% of adjusted gross income, (b) charitable contributions up to 50% of adjusted gross income, (c) medical expenses in excess of 6% of adjusted gross income, (d) interest on student loans, and (e) contributions to retirement plans and accounts, including individual retirement accounts, health savings accounts and education savings accounts; and (iv) significantly reduces corporate income tax rates.

The reduction in income tax revenues resulting from the implementation of the tax reform is expected to be offset by the additional revenues produced by (i) an expanded income tax source rule and a new excise tax imposed on entities that purchase products manufactured in Puerto Rico by their affiliates under the provisions of Act 154, discussed below, (ii) enhanced enforcement efforts, including the statutorily required reporting of certain client information by financial institutions to the Treasury Department, and (iii) increased economic activity produced by the tax relief measures. The combined effect of the tax reform measures and the revenue and enforcement measures is expected to be revenue positive. Act No. 1 conditions the implementation of the tax reductions applicable to individuals and corporations after fiscal year 2014 on the Commonwealth’s ability to continue its path towards fiscal stability. Specifically, the tax relief provisions for individuals and corporations for taxable years 2014 through 2016 will only be implemented if (i) OMB certifies that the expense control target has been met, (ii) the Treasury Department certifies that General Fund revenue target has been met and (iii) the Planning Board certifies a year-over-year target increase in gross domestic product. There is no assurance that sufficient revenues will be collected to partially offset the reduction in income tax revenues expected from the implementation of the tax reform.

Act 154—Expanded Income Taxation and New Excise Tax. Act 154, approved on October 25, 2010, as amended, seeks, among other things, to balance the tax burden among the taxpayers and increase the tax revenues of the Government. Act 154 modified the income taxation of certain nonresident alien individuals, foreign corporations and foreign partnerships (each, a taxpayer) by expanding the circumstances in which such persons would be subject to Puerto Rico income taxation, and the Act imposed an excise tax on the acquisition of certain personal property manufactured or produced in whole or in part in Puerto Rico and on the acquisition of certain manufacturing services carried out in Puerto Rico. Act 154 applies to income realized and acquisitions occurring after December 31, 2010.

The Act provides that, in certain circumstances, taxpayers will be deemed to be engaged in trade or business in Puerto Rico and taxable in Puerto Rico with respect to a portion of their income where the taxpayers engage in significant transactions with other persons that are members of the same controlled group. Where a person engages in significant transactions with a member of the same controlled group that has gross receipts of seventy-five million dollars or more in any of the last three years and that manufactures or produces goods in Puerto Rico, or provides services in connection with the manufacture or production of goods in Puerto Rico, the person will not be subject to income tax, and will instead be subject to the excise tax in lieu of any income tax. The excise tax is to apply for a period of six years. The excise tax is based on the value of the personal property or services acquired and is slated to be 4% for calendar year 2011, declining to 3.75% in 2012, 2.75% in 2013, 2.5% in 2014, 2.25% in 2015 and 1% in 2016. On December 29, 2010, the Treasury Department adopted regulations that provide certain tax credits against the temporary excise tax that lessen its impact on affected taxpayers subject to the temporary excise tax. These regulations became effective on January 1, 2011. The first monthly excise tax payment was due on February 15, 2011. The regulations address implementation and interpretation issues and include provisions regarding certain applicable credits against the tax subject to maintaining a baseline employment and other conditions. The Government expects that this excise tax will affect foreign corporations or partnerships that are principally engaged in the manufacturing of pharmaceuticals and electronics. The Government expects to raise approximately $1.4 billion from the excise tax during the first year of implementation of Act 154 and $5.6 billion for the six-year period that the excise tax is in place.

While the Government expects that certain taxpayers subject to the excise tax will be able to credit all or a portion of the excise tax paid against their U.S. federal income tax liabilities, it is uncertain how this new tax will affect each individual taxpayer. The long-term effects of the excise tax on the manufacturing sector of the Puerto Rico economy are also uncertain.

Since Act 154 became effective on January 1, 2011, there can be no assurance as to the amount of revenues that will be collected by its application.

In connection with the expansion of the income tax and the imposition of the new excise tax, the Government obtained a legal opinion regarding the creditability of the excise tax for U.S. federal income tax purposes. The opinion concludes that the excise tax should be creditable against U.S. federal income tax. That conclusion was based in part upon a determination that the expansion of the taxation of foreign persons and the excise tax more likely than not satisfy the constitutional requirements of due process and the Commerce Clause, for reasons discussed therein. Act 154 has not been challenged in court; consequently, no court has yet passed on the constitutionality of Act 154. There can be no assurance that its constitutionality will not be challenged and that, if challenged, the courts will uphold Act 154. To the extent a court determines that the imposition of excise tax or the expansion of the income tax or both are unconstitutional, the Government’s revenues may be materially adversely affected.

Sales and Use Taxes

Act No. 117 of July 4, 2006 (“Act 117”) amended the PR Code to provide, among other things, for a general sales and use tax of 5.5% to be imposed by the central government (the “Commonwealth Sales Tax”). Act 117 also authorized each municipal government to impose a municipal sales and use tax of 1.5% (the “Municipal Sales Tax” and, together with the Commonwealth Sales Tax, the “Sales Tax”). In general, the Municipal Sales Tax has the same tax base, exemptions (except for unprocessed foods) and limitations as those provided for the Commonwealth Sales Tax. Act 117 also provides certain income tax reductions to address the regressive effect of the Sales Tax on taxpayers in lower income tax brackets.

The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and certain other types of transactions covering separable and identifiable taxable items which are sold for a single price, subject to certain exceptions and limitations. The Sales Tax does not apply to, among other things: (i) motor vehicles, (ii) non-prepared food, (iii) health care services and prescription medicines, (iv) certain bakery goods, (v) crude oil and its derivatives, including gasoline, (vi) hotel room charges, (vii) financial services, (viii) services provided by the Commonwealth, including electricity and water, and (ix) local sales of goods to be used as content in a manufactured good, whether or not bound for export.

Act 117 also repealed the 5% general excise tax imposed on imported goods and the 3.6% general excise tax imposed on goods manufactured in Puerto Rico. Other items, such as fuel, crude oil and petroleum products, and vehicles, however, remain subject to the excise tax previously applicable to such items, and are not subject to the Sales Tax.

The Sales Tax became effective on November 15, 2006 and the effective date of the repeal of the 5% general excise tax was October 16, 2006. Municipalities were authorized to implement the Municipal Sales Tax starting on July 1, 2006. The revenues derived from the Sales Tax are distributed as follows: 5.5% goes to the central government and 1.5% to Puerto Rico’s municipalities. One-half of the 5.5% Commonwealth Sales Tax is transferred to the Dedicated Sales Tax Fund, created by Act 91, as amended, and the balance goes to the General Fund. The 1.5% Municipal Sales Tax is divided as follows: (i) 1% goes to the municipalities, and (ii) 0.5% goes to the Municipal Improvements Fund. The increase in revenues generated by the Sales Tax has been partly offset by the elimination of the 5% general excise tax and the effect of the income tax reduction measures included in Act 117.

The Treasury Department has reported and recorded Commonwealth Sales Tax revenues on a “modified cash basis.” This means that the figures for each month represent the sales taxes corresponding to sales made by merchants and retailers and sales tax collected by such merchants and retailers during that month, but reported and remitted to the Treasury Department during the following month.

Effective fiscal year 2010, the Treasury Department began reporting Commonwealth Sales Tax revenues on a cash basis in order to report these revenues on the same basis and at the same time as it reports all other tax revenues. Accordingly, for fiscal year 2010, Commonwealth Sales Tax revenues were reported in the month in which such revenues were received by the Treasury Department. The new reporting method became effective as of July 1, 2009. Thus, the figures for sales tax collections previously reported in June 2009 were transferred to July 2009.

The Sales Tax generated total annual gross revenues for the General Fund of approximately $539 million for fiscal year 2010.

The Treasury Department has also sponsored legislation to limit or close certain gaps that existed in Act 117, as amended. In this regard, one of the amendments incorporated in Act 7 requires a merchant or retailer to file his or her Commonwealth Sales Tax monthly return on or prior to the tenth day of the following month, rather than the twentieth day (as originally required in Act 117). Such amendment also provides that the Commonwealth Sales Tax exemption applicable to resellers applies only to merchants and retailers (i) with gross sales greater than or equal to $500,000 or (ii) that do not meet the $500,000 sales threshold but meet certain other requirements imposed by the Treasury Department. A merchant or retailer that meets neither the $500,000 threshold nor the other requirements imposed by the Treasury Department would still be entitled to a credit on sales tax paid on merchandise acquired for resale that must be claimed in each monthly filing. This measure is intended to enable responsible taxpayers to take advantage of the exemption while preventing non-compliant merchants and retailers from abusing the exemption.

Excise Taxes

The PR Code imposes an excise tax on certain articles and commodities, such as cigarettes, alcohol, sugar, cement, motor vehicles and certain petroleum products, which are taxed at different rates.

Under Act 7, the excise tax was increased on certain articles (cigarettes and certain alcoholic beverages) and was expanded with respect to others (motor vehicles). With respect to cigarettes, the increase was approximately 81% per taxable unit. For certain alcoholic beverages, the increase ranges between $0.30 and $0.70 per standard gallon. Motor vehicles, motorcycles, all terrain vehicles and “scooters,” which used to be subject to the Sales Tax, are now subject to an excise tax of 10%.

Property Taxes

Personal property, which accounts for approximately 46% of total collections of taxable property, is self-assessed. Real property taxes are assessed based on 1958 property values. No real property reassessment has been made since 1958, and construction taking place after that year has been assessed on the basis of what the value of the property would have been in 1958. Accordingly, the overall assessed valuation of real property for taxation purposes is substantially lower than the actual market value. Also, an exemption on the first $15,000 of assessed valuation in owner-occupied residences is available.

Property taxes are assessed, determined and collected for the benefit of the municipalities by the Municipal Revenues Collection Center (“CRIM”), a government instrumentality of the Commonwealth. However, 1.03% of the property tax based on the assessed value of all property (other than exempted property) is used for purposes of paying the Commonwealth’s general obligation debt and is deposited in the Commonwealth’s Redemption Fund.

One of the amendments incorporated in Act 7 was that, for fiscal years 2010 through 2013, the appraisal values of real property in Puerto Rico were increased tenfold and the real personal property tax rates applicable to such values were reduced tenfold so as to offset any increased tax that would have otherwise been applicable due to the increase in appraisal values. This temporary amendment, which is expected to be revenue neutral, was intended to increase the borrowing capacity of Puerto Rico’s municipalities.

Act 7 did impose, however, an additional real property tax on residential and commercial real properties with appraised values in excess of approximately $210,000. This tax is to apply during fiscal years 2010, 2011 and 2012, or until $690 million is collected. The additional real property tax, to be collected by the Treasury Department, will be equal to 0.591% of such properties’ appraised value as determined by CRIM. Act No. 1 eliminated this additional real property tax for fiscal year 2012.

Other Taxes and Revenues

Motor vehicle license plate and registration fees comprise the major portion of license tax receipts.

Non-tax revenues consist principally of lottery proceeds, documentary stamps, permits, fees and forfeits, proceeds of land sales and receipts from public corporations in lieu of taxes.

Revenues from Non-Commonwealth Sources

Revenues from non-Commonwealth sources include customs duties collected in Puerto Rico and excise taxes on shipments of rum from Puerto Rico to the United States mainland. The customs duties and excise taxes on shipments are imposed and collected by the United States and returned to the Commonwealth. As of February 10, 2011, the excise tax on shipments of rum from Puerto Rico and other rum producing countries is $13.50 per gallon. Of this amount, as of February 10, 2011, the lesser of $10.50 per proof gallon and the actual excise tax imposed is returned (“covered over”) to the Commonwealth. Since 1999, however, the U.S. Congress has enacted special supplementary legislation increasing the maximum amount covered over to the Commonwealth to $13.25 per proof gallon. For fiscal year 2010, the total excise taxes on rum shipments returned to the Commonwealth was $352.3 million.

In June 2008, the Government of the United States Virgin Islands (the “USVI”) signed an agreement with Diageo USVI, Inc. (“Diageo”) for the construction and operation of a new rum distillery in St. Croix, USVI, that will manufacture Captain Morgan branded products to be sold in the United States beginning in January 2012. As of February 10, 2011, all rum used in Captain Morgan products sold in the United States is procured through a supply contract with Serralles Distillery (“Serralles”) in Puerto Rico which expires on December 31, 2011. The Government estimates that the exports of Captain Morgan rum produced in Puerto Rico by Serralles during calendar year 2009 were 9,403,224 proof gallons. These rum exports of Captain Morgan resulted in an estimated $124.5 million in excise tax on rum shipments returned by the United States to Puerto Rico during fiscal year 2009. As a result of the termination of the contract between Serralles and Diageo, it is expected that after 2011, the income received by the Commonwealth from the federal excise tax on rum shipments will decrease unless Serralles is able to find other clients in the United States for the volume of bulk rum previously purchased by Diageo for its Captain Morgan products or new rum distilleries are established in Puerto Rico.

In an effort to maintain the local rum industry and preserve or increase the amount of federal excise taxes on rum shipments returned to Puerto Rico under the cover-over program, the Governor of Puerto Rico signed Act No. 178 of December 1, 2010 (“Act 178”), which increases from 10% to 25% the portion of the monies from the federal excise tax that the Government of Puerto Rico may invest to provide incentives to and promote the Puerto Rican rum industry. The law also authorizes the Governor of Puerto Rico to increase this percentage up to 46% after December 31, 2011, through an Executive Order. In order to promote the Puerto Rican rum industry in general, the amount received from such refund will be transferred to a special account of the General Fund, which may be used for marketing, production and infrastructure investment incentives. Effective January 1, 2011, Act No. 1 replaced Act 178 and contains identical provisions.

The Government of Puerto Rico is in discussions with certain rum producers to provide them a series of subsidies and incentives, as permitted under Act No. 1, in order to promote the production of rum in Puerto Rico. If such discussions culminate in definitive agreements, this would allow such companies to benefit from the cover-over program rebate and would promote and encourage the export of rum produced in Puerto Rico.

Federal Grants

Puerto Rico receives grants under numerous federal programs. Federal grants to the agencies and instrumentalities of the Commonwealth government are estimated to be $5.020 billion for fiscal year 2011, a decrease of $869 million, or 15%, from fiscal year 2010.

One of the sources of federal grants received by the Government, beginning on 2009, was ARRA. Puerto Rico expects to receive a total of approximately $6.966 billion in stimulus funds from ARRA, of which $508.9 million and $2.687 billion were disbursed by the government during fiscal years 2009 and 2010, respectively, and $2.442 billion are expected to be disbursed by the government during fiscal year 2011.

Expenses

Insurance Matters

Government-owned property is insured through policies obtained by the Secretary of the Treasury and through self-insurance, except for property owned by Electric Power Authority and PRASA, whose properties are insured through arrangements and policies obtained by the respective Authorities. Personal injury awards against the Commonwealth are limited by law to $150,000 per occurrence.

Retirement Systems

General. Substantially all of the public employees of the Commonwealth and its instrumentalities are covered by five retirement systems: the Employees Retirement System of the Government of the Commonwealth (the “Employees Retirement System”), the Puerto Rico System of Annuities and Pensions for Teachers (the “Teachers Retirement System”), the Commonwealth Judiciary Retirement System (the “Judiciary Retirement System”), the Retirement System of the University of Puerto Rico (the “University Retirement System”) and the Employees Retirement System of Puerto Rico Electric Power Authority (the “Electric Power Authority Retirement System”). The Employees Retirement System and the Teachers Retirement System are the largest plans, both in number of active members and retirees and in the amount of their actuarial accrued liabilities.

The University Retirement System and the Electric Power Authority Retirement System covers employees of the University of Puerto Rico and Electric Power Authority, respectively, and are funded by those public corporations from their revenues. Although the Commonwealth is not required to contribute directly to those two systems, a large portion of the University’s revenues is derived from legally mandated legislative appropriations. The discussion that follows only covers the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System (each a “Retirement System” and, collectively, the “Retirement Systems”).

The Retirement Systems are funded principally by contributions made by employers (the Commonwealth, public corporations and municipalities) and employees, as well as investment income.

Covered Employees. As of June 30, 2009, the central government was responsible for making contributions with respect to 100,811 active members of the Employees Retirement System, or 63.0% of total active members (consisting of 24,545 Act 447 Participants, 38,066 Act 1 Participants and 38,200 System 2000 Participants). Municipalities were responsible for 34,987, or 21.9%, active members, and public corporations were responsible for 24,255, or 15.2%, active members.

Funding Requirements. The Commonwealth central government is responsible for approximately 64% of total employer contributions to the Employees Retirement System, and the other 36% is the responsibility of public corporations and municipalities. The Commonwealth central government is also responsible for 100% and 99% of total employer contributions to the Judiciary and Teachers Retirement Systems, respectively. Retirement and related benefits provided by the Retirement Systems and required contributions to the Retirement Systems by employers and employees are determined by law rather than by actuarial requirements.

For the Employees Retirement System, the statutory employer contribution is at least 9.275% of covered payroll. Covered payroll is the compensation regularly paid to active employees on which contributions to the retirement systems are computed and is generally equivalent to their annual salary. The current employer contribution rate has been in effect since February 1990; prior to that date, Commonwealth departments, agencies and public corporations were required to make employer contributions of at least 8% of their covered payroll, while municipalities were required to make employer contributions of at least 7% of their covered payroll. Required employee contributions for the Employees Retirement System vary according how the individual employee’s retirement benefits are coordinated with social security benefits. Act 447 requires that employer contributions cover the difference between (i) the benefits provided by the System, plus administrative costs, and

(ii) the contributions that employees are required to make to the System. This requirement, however, has not been adhered to and the level of employer contributions has been limited to the minimum statutory rate.

For the Teachers Retirement System, the statutory employer contribution is 8.5% of covered payroll and 9.0% for the employees. For the Judiciary Retirement System, the employer contribution is 30.34% of covered payroll and 8% for the employees. The employer contribution rate for the Judiciary Retirement System increased from 20.0% to 30.34% of payroll as of July 1, 2008. The Commonwealth is also ultimately responsible for any funding deficiency in the Teachers Retirement System and the Judiciary Retirement System.

Benefits and Special Benefits. Each Retirement System provides basic benefits principally consisting of a retirement annuity and death and disability benefits (collectively referred to herein as “Basic System Pension Benefits”). Each also administers benefits granted under various special laws that have provided additional benefits for the retirees and beneficiaries (collectively referred to herein as “System Administered Pension Benefits”). The System Administered Pension Benefits include, among other things, additional minimum pension, death and disability benefits, ad-hoc cost-of-living adjustments and summer and Christmas bonuses.

Through June 30, 2004, the Teachers Retirement System had paid $119.6 million from its resources to cover System Administered Pension Benefits that should have been received from the Commonwealth through annual appropriations. On May 31, 2004, the Teachers Retirement System made a claim to OMB to collect this amount. OMB disputed the Teachers Retirement System’s interpretation of certain System Administered Pension Benefit laws to the effect that the Commonwealth is required to reimburse the Teachers Retirement System for such benefits paid. During 2009, the Department of Education paid $12.2 million that was part of the amounts claimed to OMB. On April 23, 2010, OMB and the Teachers Retirement System settled the remaining claim for $53.8 million, to be paid in five equal installments of $10.8 million during the following five fiscal years, starting in fiscal year 2011. In July 2010, the Teachers Retirement System received the first installment.

The Employees Retirement System is also seeking reimbursement from the Commonwealth, the municipalities and public corporations in the amount of $79.2 million, $30.5 million and $62.1 million, respectively, for cumulative System Administered Pension Benefits paid to its beneficiaries through June 30, 2010. As of June 30, 2010, the Teachers Retirement System was also seeking reimbursement from the Commonwealth of $491,000 (excluding the aforementioned $53.8 million) on account of System Administered Pension Benefits paid.

Composition and Market Value of Investment Portfolios. As of June 30, 2010, the market value of the Employees Retirement System’s investment portfolio was $4.467 billion, compared to $4.603 billion as of June 30, 2009. As of June 30, 2010, the investment portfolio was comprised of approximately 36.3% of U.S. domestic and international equity investments, 14.8% of fixed-income securities, 29.7% of internally managed mortgage and personal loans portfolio, 17.8% of short-term cash equivalents and 1% of other investments. As of September 30, 2010, the market value of the Employees Retirement System’s investment portfolio was $4.338 billion. The decrease in the value of the investment portfolio since June 30, 2009 principally reflects the continued use of investment portfolio assets to pay current benefits.

As of June 30, 2010, the market value of the Teachers Retirement System’s investment portfolio was $2.204 billion, compared to $2.180 billion as of June 30, 2009. As of June 30, 2010, the investment portfolio was comprised of approximately 60.4% of U.S. domestic and international equity investments, 19.1% of fixed-income securities, 19.2% of internally managed mortgage and personal loans portfolio, 0.20% of short-term cash equivalents and 1% of other investments. As of September 30, 2010, the market value of the Teachers Retirement System’s investment portfolio was $2.314 billion.

As of June 30, 2010, the market value of the Judiciary Retirement System’s investment portfolio was $83.9 million, compared to $76.1 million as of June 30, 2009. As of June 30, 2010, the investment portfolio was comprised of approximately 63.9% of U.S. domestic and international equity investments, 34.8% of fixed-

income securities, 1% of internally managed mortgage and personal loans portfolio and 0.40% of short-term cash equivalents. As of September 30, 2010, the market value of the Judiciary Retirement System’s investment portfolio was $87.9 million.

Actuarial Valuations of the Retirement Systems. Historically, each of the Retirement Systems has conducted an actuarial valuation as of the end of every two fiscal years. Actuarial valuations were conducted by Milliman Inc., a firm of independent consulting actuaries, as of June 30, 2009. However, due to the deterioration of the funding status of the Retirement Systems, each of the Retirement Systems now plans to conduct annual actuarial valuations. As of February 10, 2011, preliminary results of new actuarial valuations as of June 30, 2010 were being evaluated by the Employees Retirement System and the Teachers Retirement System. These actuarial valuations were expected to be completed by the end of February 2011.

The actual return of assets of each of the Retirement Systems during fiscal year 2009 was significantly lower than the assumed investment return utilized to prepare the actuarial accrued liability. The actual return of assets of each of the Retirement Systems for fiscal year 2010, however, was higher than the assumed investment return utilized to prepare the actuarial accrued liability.

The ratio of the unfunded actuarial accrued liability (“UAAL”) to covered payroll is a measure of the significance of the UAAL relative to the capacity to pay it. The trend in the ratio provides information as to whether the financial strength of a pension plan is improving or deteriorating over time. As of June 30, 2009, the UAAL for the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System were $17.092 billion, $6.564 billion and $273 million, respectively, and the funded ratios were 9.8%, 24.7% and 15.6%, respectively. According to preliminary actuarial valuations as of June 30, 2010, the UAAL of the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System increased to $17.834 billion, $7.058 billion and $283 million, respectively, the funded ratios of the Employees Retirement System and the Teachers Retirement System decreased to 8.5% and 23.9%, respectively, and the funded ratio of the Judiciary Retirement System increased to 16.4%. Historical data show a steady increase in the UAAL to covered payroll for each of the Retirement Systems, which in turn shows a significant deterioration in their financial strength.

Based on the current funding requirements of the Retirement Systems, the UAAL of the Retirement Systems will continue to increase indefinitely into the future instead of being amortized and future scheduled contributions at the current funding rates will not be sufficient to make future benefit payments when due. Additional funding from the Commonwealth will ultimately be necessary to cover such unfunded obligation. It is estimated that the Commonwealth would be responsible for approximately 64% of any such funding deficiency of the Employees Retirement System and approximately 74% of the combined funding deficiency of the Retirement Systems, with the balance being the responsibility of the municipalities and participating public corporations.

Funding Shortfalls. For several fiscal years, actual employer and employee contributions to each of the Retirement Systems have been lower than annual Basic System Pension Benefits payments and administrative expenses. These shortfalls in contributions over the amounts required to pay Basic System Pension Benefits and expenses are referred to herein as “funding shortfalls.” The funding shortfalls, however, do not reflect the actual cash flow position of the Retirement Systems, which is affected, among other things, by their investment and financing activities. One type of investment that has particularly contributed to the deterioration of the Retirement Systems’ actual cash position has been the increase in personal loans to their members.

The Retirement Systems have been forced to cover the funding shortfalls with investment income, loans from financial institutions and various non-recurring sources of funds. In some fiscal years, the funding shortfall has also exceeded the investment income of the Retirement Systems, causing the Systems’ assets to decline and adversely affecting the funded status.

Besides using investment income to cover benefit payments, the Employees Retirement System has covered some of its historical funding shortfalls with the sale of investment portfolio assets and proceeds of loans from the Treasury Department or other financial institutions, some of which have been collateralized with the System’s assets. During 2008, the Employees Retirement System issued approximately $2.9 billion of Senior Pension Funding Bonds (the “Pension Bonds”), for which repayment the Employees Retirement System pledged all employer contributions made after the issuance of the bonds. The Pension Bonds increased the funds of the Employees Retirement System available to pay pension benefits. Although the original expectation was that the Employees Retirement System’s investment earnings on the proceeds of the Pension Bonds would exceed the cost of the debt, the Employees Retirement System’s investment earnings on the proceeds of the Pension Bonds have in fact been lower than the cost of the Pension Bonds. As a result of market declines since the issuance of the Pension Bonds, the market value of some of the investments made with Pension Bonds proceeds is below their original cost. Thus, through February 10, 2011, the Pension Bonds transactions have negatively affected the UAAL of the Employees Retirement System. Preliminary figures for the fiscal year ended June 30, 2010 show funding shortfalls of $542.3 million for the Employees Retirement System, $250.1 million for the Teachers Retirement System and $4.7 million for the Judiciary Retirement System.

The Employees Retirement System anticipates that, based on the current contributions and benefit structure, its future cash flow needs for disbursement of benefits to participants are likely to continue to exceed the sum of the employer and employee contributions received and its investment and other recurring income. Based on the preliminary actuarial valuation report as of June 30, 2010, the Employees Retirement System expects to have a funding shortfall (after payment of debt service on the Pension Bonds) of $752 million for fiscal year 2011 and this negative trend is expected to continue. Based on the Employees Retirement System’s funding and disbursement projections as of June 30, 2010 (which reflect continued funding shortfalls) and other assumptions, the preliminary actuarial valuation as of June 30, 2010 states that the System is being rapidly disfunded and projects that its net assets (total assets minus the Pension Bonds and other liabilities) will be depleted by fiscal year 2014 and its gross assets will be depleted by fiscal year 2019. This means that during the period from fiscal year 2014 through fiscal year 2019, benefits are expected to be paid from the proceeds of the Pension Bonds, and that after depletion of the gross assets, there would be no funds remaining to pay pension benefits.

The Teachers Retirement System has also covered funding shortfalls during the prior five fiscal years through the sale of investment portfolio assets. Based on the preliminary actuarial valuation report as of June 30, 2010, the Teachers Retirement System expects to have a funding shortfall of approximately $274 million for fiscal year 2011, and this negative trend is expected to continue. Based on the Teachers Retirement System’s funding and disbursement projections as of June 30, 2010 (which reflect continued funding shortfalls) and other assumptions, the preliminary actuarial valuation as of June 30, 2010 states that the System is being gradually disfunded and projects that its net and gross assets will be depleted by fiscal year 2020.

The Judiciary Retirement System has also experienced funding shortfalls during the last five fiscal years and has used investment income to cover some of these shortfalls. Based on the preliminary actuarial valuation report as of June 30, 2010, the Judiciary Retirement System expects to have a funding shortfall of approximately $8 million for fiscal year 2011, and this negative trend is expected to continue. Based on the Judiciary Retirement System’s funding and disbursement projections as of June 30, 2010 (which reflect continued funding shortfalls) and other assumptions, the preliminary actuarial valuation as of June 30, 2010 states that the System is being disfunded and projects that its net and gross assets will be depleted by fiscal year 2018.

The estimated years for depletion of the assets stated above could vary depending on how actual results differ from the assumptions used in the actuarial valuations, as well as based on any future changes to the contribution and benefits structures of the Retirement Systems.

Efforts to Address Cash Flow Shortfall and Improve Funding Ratio. The Retirement Systems and the current administration are evaluating measures to improve the financial solvency of the Retirement Systems. In order to maintain the long-term fiscal integrity of the Retirement Systems and their ability to pay required benefits to their members, a combination of some or all of the following will be required: (i) a substantial increase in contributions by the Commonwealth and the participating employers, and (ii) actions resulting in changes to liabilities of the Retirement Systems. Because of the multi-year fiscal imbalances mentioned above, as of February 10, 2011, the Commonwealth is unable to make the actuarially recommended contributions to the retirement systems.

In March 2010, the Governor of Puerto Rico established a special commission to make recommendations for improving the financial solvency of the Retirement Systems. The Commission issued its report on October 21, 2010. The Commission’s report does not make a consensus set of recommendations for addressing the financial solvency of the Retirement Systems, but rather discusses the principal recommendations made by different members of the Commission in the following areas: (i) employer and employee contributions, (ii) benefit structure, (iii) retirement age, (iv) benefits under special laws, (v) early retirement programs, (vi) mortgage loans and personal loans, and (vii) governance structure. All members of the Commission agreed that there has to be an increase in employer contributions, while some members also recommended an increase in employee contribution rates. One of the proposals is that employer contribution rates be increased by 1% of payroll per year for the next 10 to 15 years. In the benefits areas, the recommendations include various proposals to reduce or limit benefits, such as eliminating merit pensions, establishing caps on benefits, increasing the retirement age in order to receive full benefits and modifying or eliminating some benefits granted under special laws. Some members of the Commission also recommended prohibiting all future early retirement programs unless they are actuarially positive to the Retirement Systems. In order to address the liquidity position of the Retirement Systems, various members of the Commission recommended eliminating the loan programs or restricting their use. Various members also commented that improvements to the governance structure of the Retirement Systems was necessary, as it appeared that in the past governance had not been as rigorous as it should have been. Other recommendations included increasing penalties for late payments by participating employers and creating other dedicated revenue sources for the Retirement Systems, such as a special lottery drawing or a special tax on government contractors.

The administration has assigned to a task force headed by the Secretary of Labor the evaluation of the Commission’s recommendations in order to determine which of its recommendations or other alternatives will be formally proposed. The implementation of most of the recommendations or other alternatives will require adopting legislation, which the administration expects to submit during 2011. There can be no assurance as to which changes, if any, to the Retirement Systems will be proposed and adopted. Because of the Commonwealth’s current budgetary constraints and the significant underfunding of the Retirement Systems discussed above, however, improving the financial solvency of the Retirement Systems will require the adoption of several of the measures mentioned above and it is not expected that a significant improvement would be achieved before several years have elapsed. In the short-term, the financial situation of the Retirement Systems may have an adverse impact on the Commonwealth’s budgetary situation.

On July 2, 2010, the Government enacted Act 70, which is designed to reduce Government expenditures by providing a voluntary early retirement window for central government employees. At the same time, Act 70 is expected to have a positive actuarial impact on the UAAL of the Employees Retirement System and the Teachers Retirement System. Under Act 70, central government employees meeting certain years of service criteria opted for early retirement by January 14, 2011 (or during such other period that may be established by a designated committee) and receive a higher pension benefit rate than they would otherwise be entitled to receive based on their years of service, but such pension rate is lower than what they would have been entitled to if they had waited to meet the full vesting requirements. Pursuant to Act 70, the Commonwealth, as employer, will continue making the applicable employer contributions to the Employees Retirement System and the Teachers Retirement System, as well as make payments to cover the annuity payments to the employees opting for the early retirement window, until both the years of service and age requirements for full vesting would have occurred, at which time the applicable Retirement System will continue making the annuity payments. Approximately 4,000 employees opted for early retirement under Act 70.

Impact of Funding Shortfall on the Commonwealth. The Commonwealth and other participating employers are ultimately responsible for any funding deficiency in the Retirement Systems. The depletion of the assets available to cover retirement benefits will require the Commonwealth and other participating employers to cover such funding deficiency. However, due to the multi-year fiscal imbalances mentioned above, the Commonwealth has been unable to make the actuarially recommended contributions to the retirement systems. If the Commonwealth fails to take action in the short-term to address the retirement systems’ funding deficiency, the continued use of investment assets to pay benefits as a result of funding shortfalls and the resulting depletion of assets could adversely affect the ability of the retirement systems to meet the rates of return assumed in the actuarial valuations, which could in turn result in an earlier depletion of the retirement systems’ assets and a significant increase in the unfunded actuarial accrued liability. Ultimately, since the Commonwealth’s General Fund is required to cover a significant amount of the funding deficiency, the Commonwealth would have difficulty funding the annual required contributions unless it implements significant reforms to the retirement systems, obtains additional revenues, or takes other budgetary measures.

Post-Employment Benefits Other Than Pensions

In addition to the pension benefits, the Commonwealth provides non-pension post-employment benefits that consist of a medical insurance plan contribution for retired employees meeting the service credit eligibility requirements. These benefits are administered by the Retirement Systems. The medical insurance plan contribution is a payment of up to $100 per month to the eligible medical insurance plan selected by the retiree or disabled member.

The Commonwealth funds these post-employment benefits on a “pay-as-you-go” basis from the General Fund, which means that the Commonwealth does not pre-fund, or otherwise establish a reserve or other pool of assets against the medical insurance plan contribution expenses that the Commonwealth may incur in future years. For fiscal year 2010, the Commonwealth paid $114.2 million for these benefits for the eligible retirees of the Retirement Systems (including retirees of public corporations and municipalities, which are also paid for by the Commonwealth). For fiscal year 2011, these benefits are expected to amount to $122.2 million.

According to preliminary actuarial valuations, as of June 30, 2010, the UAAL of these benefits for the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System were $1,646 million, $694 million and $6 million, respectively.

BUDGET OF THE COMMONWEALTH

Budgetary Process

The fiscal year of the Commonwealth begins each July 1. The Governor is constitutionally required to submit to the Legislative Assembly an annual balanced budget of revenues, capital improvements, and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by OMB, in coordination with the Planning Board, the Treasury Department, and other government offices and agencies. Section 7 of Article VI of the Constitution provides that “The appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law.”

The annual budget, which is developed utilizing elements of program budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under (i) laws existing at the time the budget is submitted, and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor’s recommendations as to appropriations that in his judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

The Legislative Assembly may amend the budget submitted by the Governor but may not increase any items so as to cause a deficit without imposing taxes to cover such deficit. Upon passage by the Legislative Assembly, the budget is referred to the Governor, who may decrease or eliminate any item but may not increase or insert any new item in the budget. The Governor may also veto the budget in its entirety and return it to the Legislative Assembly with the Governor’s objections. The Legislative Assembly, by a two-thirds majority in each house, may override the Governor’s veto. If a budget is not adopted prior to the commencement of a fiscal year, the budget for such fiscal year shall be the annual budget for the preceding fiscal year as originally approved by the Legislative Assembly and the Governor until a new budget is approved. This permits the Commonwealth to continue making payments of its operating and other expenses until a new budget is approved.

Appropriations

For fiscal year 2010, approximately 34% of the General Fund was committed to the payment of fixed charges such as municipal subsidies, grants to the University of Puerto Rico, mandated funding for the Judicial Branch, rent payments to the Public Buildings Authority, and debt service on the direct debt of the Commonwealth. This proportion is expected to decrease to 29% in fiscal year 2011. For fiscal year 2010, approximately 48% of the controllable funds portion of the General Fund was committed for the payment of the central government payroll (not including the University of Puerto Rico and the Judicial Branch).

Budget for Fiscal Year 2010

Estimated revenues for fiscal year 2010 total $16.4 billion and projected General Fund revenues total $7.7 billion. The principal changes in General Fund revenues are accounted for mainly by increases in property taxes (up $229 million), corporate income tax (up $191.7 million), excise taxes on motor vehicles and accessories (up to $19.6 million), cigarettes and alcoholic beverages (up $49.2 million), and decreases in sales and use taxes (down $349.9 million, due principally to the increase in the portion of the tax transferred to COFINA), retained non-resident income taxes (down $203.3 million), federal excise taxes on offshore shipments (down $39.7 million), and 10% withholding taxes on dividends (down $14.7 million).

Estimated expenses and capital improvements for the central government of all budgetary funds total $14.9 billion, a decrease of $2.0 billion from fiscal year 2009. General Fund expenditures are estimated to total $9.833 billion. The principal changes in General Fund expenditures by program in fiscal year 2010 compared to fiscal year 2009 are mainly attributable to increases in general obligation bonds debt service (up $255.4 million), and decreases in general government (down $1.5 billion), public safety and protection (down $1.2 billion), education (down $409.9 million), welfare (down $243.4 million), other debt service appropriations (down $195.8 million), health (down $194.2 million), economic development (down $55.6 million), transportation and communication (down $22.2 million), contributions to municipalities (down $18.5 million), and housing (down $17.7 million).

For fiscal year 2010, the government incurred an additional $2.2 billion in expenses, for a total of $9.833 billion in expenses. Approximately $2 billion of this amount is related to (i) transitory expenses related to the implementation of the expense-reduction measures included in the Fiscal Plan ($1 billion) and (ii) additional expenses ($1 billion) to be incurred only in fiscal year 2010 (these expenses, which are not expected to be incurred in subsequent fiscal years, are a result of the expense reduction plan being implemented under Act 7). These additional expenses are included in the consolidated budget of the Commonwealth and were covered from proceeds of COFINA bond issues.

Budget for Fiscal Year 2011

On July 2, 2010, the Governor signed the Commonwealth’s central government budget for fiscal year 2011. The budget provides for total resources of $15.8 billion and total General Fund revenues of $8.134 billion, compared to preliminary General Fund revenues of $7.691 billion for fiscal year 2010. The budgeted General Fund revenues of $8.134 billion include base revenues of $7.691 billion, $302.5 million from tax enforcement and compliance measures, $110 million in expected revenues from the implementation of the property tax appraisal provisions included in Act No. 71 of July 2, 2010, and $30 million in additional revenues from casinos.

The principal changes in budgeted General Fund revenues compared to the fiscal year 2010 budget are accounted for mainly by projected increases in personal income taxes (up $198 million), property taxes (up $110 million), corporate income tax (up $101 million), excise taxes on motor vehicles and accessories (up $15 million) and sales and use taxes (up $59 million), and projected decreases in retained non-resident income taxes (down $26.5 million) and federal excise taxes on offshore shipments (down $12 million).

The fiscal year 2011 budget provides for total expenditures of $9.134 billion, consisting of General Fund expenditures of $8.134 billion and additional expenditures of $1.0 billion that are expected to be covered from proceeds of COFINA deposited in the Stabilization Fund. The budgeted total expenditures for fiscal year 2011 are $9.134 billion, or 10.1%, lower than budgeted total expenditures of $10.170 billion for fiscal year 2010, and $756 million, or 16.1%, lower than total expenditures of $10.890 billion for fiscal year 2009.

Budgeted expenses and capital improvements for the central government of all budgetary funds total $15.8 billion, an increase of $875.6 million from fiscal year 2010 budgeted appropriations. The principal changes in General Fund expenditures by program in fiscal year 2011 compared to the fiscal year 2010 budget are mainly due to increases in public safety and protection (up $519.2 million), other debt service appropriations (up $144.0 million), health (up $138.8 million), economic development (up $71.8 million), welfare (up $21.6 million) and special pension contributions (up $20.9 million), and decreases in general obligation bonds debt service (down $319.8 million) and education (down $124.5 million).

LITIGATION

General. The Commonwealth is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Under Act No. 104 of June 25, 1955, as amended (“Act 104”), persons are authorized to sue the Commonwealth only for causes of actions specified in said Act. The Commonwealth may be liable under Act 104 for damages up to a maximum amount of $75,000, or $150,000 if the suit involves actions for damages to more than one person or where a single injured party is entitled to several causes of action.

Under certain circumstances, as provided in Act No. 9 of November 26, 1975, as amended, the Commonwealth may provide its officers and employees, including directors of public corporations and government instrumentalities and mayors of the municipalities of the Commonwealth, with legal representation, as well as assume the payment of any judgment that may be entered against them. There is no limitation on the amount of the judgment that may be paid under the Act in cases in federal court, but in all other cases the Puerto Rico Secretary of Justice may determine whether, and to what extent, the Commonwealth will assume payment of such judgment.

With respect to pending and threatened litigation, as of June 30, 2009, the Commonwealth has included in its financial statements reported liabilities of approximately $621 million for awarded and anticipated unfavorable judgments. While amounts claimed exceed $7 billion, such amount represents the amount estimated at the time as a probable liability or a liability with a fixed or expected due date, which would require future available financial resources for its payment. The Commonwealth believes that the ultimate liability in excess of amounts provided in the financial statements, if any, would not be significant.

Constitutionality of Act 7. On April 13, 2009, a group of government employees along with labor organizations that represent governmental employees filed a complaint in the U.S. District Court for the District of Puerto Rico against the Governor of Puerto Rico and several agency heads. In the complaint, the plaintiffs challenge the constitutionality of Act 7 and seek, among other relief, an injunction to stop the Government of Puerto Rico from implementing the cost-cutting provisions of Act 7.

On August 5, 2009, the U.S. District Court for the District of Puerto Rico denied the requested preliminary injunction and, on December 14, 2009, the court dismissed the complaint. Plaintiffs have appealed the Court’s decision. The Commonwealth has indicated that the Government will continue to vigorously defend this case. As previously discussed, the Supreme Court of Puerto Rico has upheld the constitutionality of the provisions of Act 7 relating to employee dismissals and the administration continues with its implementation.

Recovery of Medicaid Funds. The Commonwealth is a defendant in two lawsuits filed, one in Commonwealth court and one in the U.S. District Court for the District of Puerto Rico, by certain Federally Qualified Health Centers (“FQHC”) seeking to recover from the Commonwealth approximately $800 million in Medicaid wraparound payments which the Department of Health failed to make since 1997. In June 2004, the Superior Court of the Commonwealth in San Juan determined that the Commonwealth must make Medicaid “wraparound” payments to the health centers to cover the difference between the reimbursement they are owed and what they are paid by managed care organizations. The Court of Appeals of Puerto Rico, however, upheld a partial ruling allowing the Commonwealth to deduct from the payments due to the FQHCs certain grants received by these centers from the federal government. As of February 10, 2011, attorneys in the case filed in Commonwealth court are trying to determine the amounts due to FQHCs thereunder.

With respect to the federal case, in February 2005, the U.S. Court of Appeals (First Circuit) upheld a preliminary injunction issued by the U.S. District Court for the District of Puerto Rico requiring the Commonwealth to make Medicaid “wraparound” payments to the health centers. In December 2008, the U.S. Court of Appeals determined that the U.S. District Court erred when it vacated the preliminary injunction and determined that the Department of Health had met its obligations to establish and implement a payment system for FQHCs in compliance with the federal Medicaid statute. The U.S. Court of Appeals reversed the District Court’s order vacating the preliminary injunction and remanded the case for further proceedings. Since mid-2009, the parties have been presenting evidence before a Special Master in order to determine the precise amounts of payments due to the health centers.

As of June 30, 2010, the Commonwealth had accrued $147 million in its financial statements for this legal contingency. This contingency, however, only covers amounts claimed in the federal lawsuit in connection with the period from July 2006 through June 2009. According to various recent rulings in this case, the Department of Justice believes that the total ultimate liability to the Commonwealth in the federal lawsuit should not exceed $28 million. Notwithstanding the foregoing, any amounts not paid in connection with the resolution of the federal lawsuit must ultimately be paid in connection with the Commonwealth lawsuit. In addition, the Department of Health must continue to comply with the federal Medicaid statute which requires that wraparound payments be issued to FQHCs every three to four months. These wraparound payments equal approximately $10 million each quarter. As of February 10, 2011, however, the Commonwealth, is challenging in federal court the wraparound payment formula pursuant to which these amounts are determined.

Special Education Students. The Commonwealth is also a defendant in a class action presented in 1980 by parents of special education students before Commonwealth courts alleging that the Puerto Rico Department of Education had failed to provide legally required special education and related services. In February 2002, the court issued a judgment approving the stipulations reached by the parties regarding the manner in which special education services should be provided. Since December 2002, the Department of Education has paid fines for not complying with the stipulations reached. The fines were originally set in the amount of $1,000 daily, and were raised to $2,000 daily in January 2006. In February 8, 2010, the court issued a resolution advancing its intention to establish a new scheme of fines ranging from $0.25 to $0.75 daily per registered student. As of February 2010, there were 121,339 students registered in the Special Education Program. The resolution also creates a new scheme of monitoring compliance with the stipulations, including the added participation of 12 experts (each party has the right to designate 2 experts) in 6 areas of expertise. The monitoring scheme began on July 1, 2010.

The February 2002 judgment only disposed of the injunctive relief sought by plaintiffs. Still pending before the court are the claims for damages regarding the failure to provide adequate services. In 2005, the Court approved damages for the class as a whole. The Commonwealth appealed the decision and, in October 2005, the Court of Appeals decided that there could be no general damages award, but that every member of the class must come forward and prove their individual damages. Assuming the Court grants damages to the plaintiffs, the Commonwealth estimates that each plaintiff could receive at least $5,000. Based on a current enrollment of 120,000 students, the total award could amount to at least $600 million. The Commonwealth has indicated that it plans to defend vigorously each case.

The plaintiffs have approached the Commonwealth to inquire about its disposition to reach a settlement agreement regarding the damages phase. The Commonwealth has requested that plaintiffs provide a reasonable settlement amount in order to analyze and formally address the settlement proposal. As of the date of this Report, the Commonwealth has not received a formal settlement request from the plaintiffs.

As of June 30, 2009, the Commonwealth had accrued $600 million in its financial statements for this legal contingency.

Other. The Commonwealth and various component units are defendants in other lawsuits alleging violations of civil rights, breach of contract, and other damage claims. Preliminary hearings and discovery proceedings are in progress. The amounts claimed exceed $5 billion; however, as of February 10, 2011, the ultimate liability cannot be determined. The Commonwealth has indicated that, in its opinion, the claims are excessive. No provision for any liability that may result upon adjudication of these lawsuits has been recognized by the Commonwealth. The Commonwealth has indicated that it believes that the ultimate liability, if any, would not be significant.

APPENDIX E

WESTERN ASSET MANAGEMENT COMPANY

PROXY VOTING POLICIES AND PROCEDURES

Background

Western Asset Management Company (“Western Asset”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the Western Asset Form ADV contains a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the

NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

March 31, 2011

STATEMENT OF ADDITIONAL INFORMATION

LEGG MASON WESTERN ASSET MASSACHUSETTS MUNICIPALS FUND

Class A (SLMMX), Class B (SMABX), Class C (SMALX), Class FI and Class I (LHMIX)

55 Water Street

New York, New York 10041

1-877-721-1926

This Statement of Additional Information (this “SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectus of Legg Mason Western Asset Massachusetts Municipals Fund (the “fund”), dated March 31, 2011, as amended and supplemented from time to time, and is incorporated by reference in its entirety into the fund’s Prospectus.

The fund is a series of Legg Mason Partners Income Trust (the “Trust”), a Maryland statutory trust. Certain historical information contained in this SAI for periods prior to April 16, 2007 is that of the fund’s predecessor. Prior to October 5, 2009, the fund was known as “Legg Mason Partners Massachusetts Municipals Fund.” As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007.

Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual report contains financial statements that are incorporated herein by reference. The fund’s Prospectus and copies of these reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the fund’s distributor to sell shares of the fund (each called a “Service Agent”), by writing or calling the Trust at the address or telephone number set forth above, by sending an e-mail request to prospectus@leggmason.com, or by visiting the fund’s website at http://www.leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the fund’s sole and exclusive distributor.

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THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

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INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”).

The fund’s Prospectus discusses the fund’s investment objective and strategies. The following discussion supplements the description of the fund’s investment strategies in its Prospectus.

Investment Objective

The fund seeks to provide Massachusetts investors with as high a level of current income exempt from federal income taxes and Massachusetts state personal income taxes as is consistent with the preservation of principal.

Principal Investment Strategies and Certain Limitations

Following is a summary of the principal investment strategies and certain investment limitations of the fund.

Under normal circumstances, the fund invests at least 80% of its assets in investment grade “Massachusetts municipal securities” or other investments with similar economic characteristics. Massachusetts municipal securities are securities the interest on which is excluded from regular federal income tax and Massachusetts personal income taxes. The fund’s 80% policy may not be changed without a shareholder vote. Interest on Massachusetts municipal securities may be subject to the alternative minimum tax.

Massachusetts municipal securities include debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated Baa/BBB or above) but may invest up to 20% of its assets in below investment grade bonds (commonly known as “junk bonds”).

Instead of investing directly in particular securities, the fund may use instruments such as derivatives, including futures contracts, and synthetic instruments that are intended to provide economic exposure to the securities or the issuer. The fund may use one or more types of these instruments to the extent consistent with its 80% policy. These instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

The fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a small number of issuers than a diversified fund.

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SUPPLEMENTAL INFORMATION REGARDING INVESTMENT PRACTICES AND RISK FACTORS

The fund’s principal investment strategies are summarized above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the fund. To the extent permitted by law and the fund’s investment policies, the fund may engage in the practices described below.

Municipal Securities

Municipal securities (which are also referred to herein as “municipal obligations” or “Municipal Bonds”) generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is excluded from gross income for regular federal income tax purposes, although it may be subject to federal alternative minimum tax (“AMT”). Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds

Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under current federal income tax law, interest on Municipal Bonds issued after August 7, 1986 which are specified private activity bonds and the proportionate share of any exempt-interest dividend paid by a regulated

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investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT that is imposed on individuals and corporations by the Internal Revenue Code of 1986, as amended (the “Code”), though for regular federal income tax purposes such interest will remain fully tax-exempt. Bonds issued in 2009 and 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item. Although interest on all tax-exempt obligations (including private activity bonds) is generally included in “adjusted current earnings” of corporations for AMT purposes, interest on bonds issued in 2009 and 2010 generally is not included in adjusted current earnings.

Industrial Development Bonds

Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the federal AMT.

Tender Option Bonds

A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate. (See the discussion of Structured Notes and Related Instruments, below.)

Municipal Leases

Municipal leases or installment purchase contracts are issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover the fund’s exposure.

Participation Interests

Tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations) are typically issued by a financial institution. A participation interest gives the fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the

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participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. The fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the fund. The issuer of the participation interest may bear the cost of insurance backing the participation interest, although the fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Participation interests may be sold prior to maturity. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that the fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Municipal Notes

There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-exempt Commercial Paper

Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments

Municipal bonds may be issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable- or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in the fund receiving a variable rate on its investment.

Because of the variable rate nature of the instruments, when prevailing interest rates decline the fund’s yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during

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periods when prevailing interest rates increase, the fund’s yield will increase and its shareholders will have reduced risk of capital depreciation.

Custodial Receipts

The fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Stand-By Commitments

The fund may acquire “stand-by commitments” with respect to municipal obligations held in its portfolio. Under a stand-by commitment a dealer agrees to purchase, at the fund’s option, specified municipal obligations held by the fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.

The fund will generally acquire stand-by commitments to facilitate fund liquidity. The cost of entering into stand-by commitments will increase the cost of the underlying municipal obligation and similarly will decrease such security’s yield to investors. Gains, if any, realized in connection with stand-by commitments will be taxable.

Additional Risks Relating to Municipal Securities

Tax risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by the fund and the value of the fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. The fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

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Information risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

State and Federal law risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and ratings risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of the fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the overall or any state’s municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix A for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Risks associated with sources of liquidity or credit support. Issuers of municipal obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by domestic or foreign entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or the fund’s share price. Banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Other. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the subadviser believes to be a temporary disparity in the normal yield relationship between the two securities. In general, the secondary market for tax-exempt securities in the fund’s portfolio may be less liquid than that for taxable fixed income securities. Accordingly, the ability of the fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

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Taxable Municipal Obligations

The market for taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It may also be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations

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relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The subadviser cannot predict the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. A moral obligation bond is a type of revenue bond issued by a state or municipality pursuant to legislation authorizing the establishment of a reserve fund to pay principal and interest payments if the issuer is unable to meet its obligations. The establishment of such a reserve fund generally requires appropriation by the state legislature, which is not legally required. Accordingly, the establishment of a reserve fund is generally considered a moral commitment but not a legal obligation of the state or municipality that created the issuer.

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Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. government, or in some cases obligations guaranteed by the U.S. government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The subadviser cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, 34 smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 99%. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity

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until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

Massachusetts and Other U.S. Territories

The following is a brief summary of certain factors affecting the economies of the state and territories listed below and does not purport to be a complete description of such factors. Many complex political, social and economic forces influence each state’s or territory’s economy and finances, which may in turn affect the state’s or territory’s financial plan. These forces may affect a state or territory unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the state’s or territory’s control.

Massachusetts. The fund intends to invest a high proportion of its assets in Massachusetts municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Massachusetts issuers and/or obligors of Commonwealth, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or Massachusetts and the resulting impact on the Commonwealth will not adversely affect the market value of Massachusetts municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of Massachusetts may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of Massachusetts municipal obligations. There is no obligation on the part of the Commonwealth of Massachusetts to make payments on those securities in the event of default.

For further information concerning the economy of Massachusetts, see Appendix B to this SAI. The summary set forth above and in Appendix B is included for the purpose of providing a general description of the Commonwealth of Massachusetts’ credit and financial conditions, is based on information from statements of issuers of Massachusetts municipal obligations, and does not purport to be complete. The fund is not responsible for the accuracy, completeness or timeliness of this information.

Other U.S. Territories. The fund may invest a portion of its assets in the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The

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sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers.

Puerto Rico. General obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, transportation, communications and public utilities and other services, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy. Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues.

There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the funds or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning obligations of the government of Puerto Rico, see Appendix C to this SAI. The summary set forth above and in Appendix C is included for the purpose of providing a general description of Puerto Rico’s credit and financial conditions, is based on information from statements of issuers of Puerto Rico municipal obligations (and, in the case of the above summary, other information issued by the commonwealth) and does not purport to be complete. The fund is not responsible for the accuracy, completeness or timeliness of this information.

Guam. General obligations and/or revenue bonds of issuers located in Guam may be affected by political, social and economic conditions in Guam. The following is a brief summary of factors affecting the economy of Guam and does not purport to be a complete description of such factors.

Guam, the westernmost territory of the U.S., is located 3,800 miles to the west-southwest of Honolulu, Hawaii and approximately 1,500 miles southeast of Tokyo, Japan. In July 2010, the population of Guam was estimated to be 180,865.

Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Tourism, particularly from Japan, where approximately 78% of visitors to Guam originated in 2009, represents the primary source of income for Guam’s economy. A weak economy, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond Guam’s control, can adversely affect its tourism industry. Guam is also exposed to periodic typhoons, tropical storms, super typhoons and earthquakes. The U.S. military presence also affects economic activity on Guam in various ways. Economic, geopolitical, and other influences which are beyond Guam’s control could cause the U.S. military to reduce its existing presence on Guam or forgo any planned enhancements to its presence on Guam. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy.

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United States Virgin Islands. General obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands may be affected by political, social and economic conditions in the U.S. Virgin Islands. The following is a brief summary of factors affecting the economy of the U.S. Virgin Islands and does not purport to be a complete description of such factors.

The U.S. Virgin Islands consists of four main islands: St. Croix, St. Thomas, St. John, and Water Island and approximately 70 smaller islands, islets and cays. The total land area is about twice the size of Washington, D.C. The U.S. Virgin Islands is located 60 miles east of Puerto Rico and 1,075 miles south of Miami, Florida in the Caribbean Sea and the Atlantic Ocean. In 2010, the population of the U.S. Virgin Islands was estimated at 109,750.

With tourist visits of approximately two million annually, tourism accounts for a substantial portion of the Gross Domestic Product (GDP). A weak economy, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the Territory, can adversely affect its tourism. Tourism-related services help increase private sector employment. Other private sector employment includes wholesale and retail trade, manufacturing (petroleum refining, watch assembly, pharmaceuticals, textiles and electronics), rum distilling and construction and mining. HOVENSA, one of the world’s largest petroleum refineries is located on the island of St. Croix and is the Territory’s largest private sector employer. International business and financial services are small but growing components of the economy. The global economic recession has affected all sectors of the economy and has had a negative effect on the employment rate.

Other Debt and Fixed Income Securities

The fund may invest in other debt and fixed income securities. These securities share three principal risks. First, the level of interest income generated by the fund’s fixed income investments may decline due to a decrease in market interest rates. Thus, when fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of the fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when the fund’s duration or average maturity is longer. In addition, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay. Common types of these instruments, and their associated risks, are discussed below.

Bank Obligations

The fund may invest in all types of bank obligations, including certificates of deposit (“CDs”) and bankers’ acceptances. U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign

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governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Collateralized Debt Obligations

Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of the fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the fund’s Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be

15

adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Deferred Interest Bonds

Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

High Yield Securities

High yield securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the fund to purchase and may also have the effect of limiting the ability of the fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by the fund may decline more than a portfolio consisting of higher rated securities. If the fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by the fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require sale of these securities by the fund, but the subadviser will consider the event in determining whether the fund should continue to hold the security.

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Structured Notes and Related Instruments

“Structured” notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

U.S. Government Obligations

U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as Government National Mortgage Association (“Ginnie Mae”) certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae (formally known as the Federal National Mortgage Association) ; or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, the fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

The fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of

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the interest rate reset feature, floaters may provide the fund with a certain degree of protection against rising interest rates, the fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the fund is not entitled to exercise its demand rights, and the fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Zero Coupon and Pay-In-Kind Securities

A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. A fund investing in zero coupon bonds generally accrues income on such securities prior to the receipt of cash payments. Since the fund must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, to the extent that the fund invests in zero coupon bonds, it may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash.

Derivatives

General. The fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). The fund may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). Except as otherwise provided in its Prospectus, this SAI or by applicable law, the fund may purchase and sell any type of Financial Instrument. The fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.

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Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. Any new regulations could adversely affect the value, availability and performance of derivative instruments, may make them more costly, and may limit or restrict their use by the fund.

The use of Financial Instruments may be limited by applicable law and any applicable regulations of the Securities and Exchange Commission (the “SEC”), the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that the fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, the fund’s ability to use Financial Instruments may be limited by tax considerations.

In addition to the instruments and strategies discussed in this section, the subadviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as the subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The subadviser may utilize these opportunities and techniques to the extent that they are consistent with the fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

This discussion is not intended to limit the fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the fund as broadly as possible. Statements concerning what the fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the Prospectus or this discussion indicates that the fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.

Summary of Certain Risks. The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to the fund. In general, the use of Financial Instruments may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the fund. As noted above, there can be no assurance that any derivatives strategy will succeed.

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Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon the subadviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency. Even if the subadviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

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The fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against the fund’s position, the fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to the fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If the fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to

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investment risk on the assets. Segregation, cover, margin and collateral requirements may impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

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The fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or the fund is not successful in its negotiations, the fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. The fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, the fund continues to be subject to investment risk on the Financial Instrument. The fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.

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Certain Financial Instruments transactions may have a leveraging effect on the fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When the fund engages in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

•	Many Financial Instruments may be difficult to value or may be valued subjectively. Inaccurate valuations can result in increased payment requirements to counterparties or a loss of value to the fund.

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Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (or OTC) options and swaps, may be considered illiquid and therefore subject to the fund’s limitation on investments in illiquid securities.

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In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in the fund incurring substantial losses and/or not achieving anticipated gains.

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Hedging strategies can reduce opportunity for gain by offsetting the positive effect of favorable price movements. Even if the strategy works as intended, the fund might be in a better position had it not attempted to hedge at all.

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Financial Instruments transactions used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the fund enters into a derivatives transaction as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivatives transaction itself.

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Certain Financial Instruments transactions involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the fund may

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have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

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Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result the fund bears greater risk of default by the counterparties to such transactions. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

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Swap contracts involve special risks. Swaps may in some cases be illiquid. In the absence of a central exchange or market for swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Credit default swaps involve additional risks. For example, credit default swaps increase credit risk since the fund has exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap.

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Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The risk of operational failures may be higher for OTC derivatives transactions. For derivatives not guaranteed by an exchange, the fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.

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Financial Instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.

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Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.

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Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders, including in a fund that invests largely in municipal securities.

Hedging. As stated above, the term “hedging” often is used to describe a transaction or strategy that is intended to mitigate risk of loss in some fashion. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund’s portfolio. In a short hedge the fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a

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long hedge, the fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

In hedging transactions, Financial Instruments on securities (such as options and/or futures) generally are used to attempt to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.

Options — Generally. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. When the fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

Writing put or call options can enable the fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, the fund may also suffer a loss. For example, if the market price of the security underlying a put option written by the fund declines to less than the exercise price of the option, minus the premium received, it can be expected that the option will be exercised and the fund would be required to purchase the security at more than its market value. If a security appreciates to a price higher than the exercise price of a call option written by the fund, it can be expected that the option will be exercised and the fund will be obligated to sell the security at less than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by the fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by the fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

The fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is

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known as a closing sale transaction. Closing transactions permit the fund to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for the fund to enter into any closing transaction.

A type of put that the fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to the fund. An optional delivery standby commitment gives the fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Options on Indices. Puts and calls on indices are similar to puts and calls on securities (described above) or futures contracts (described below) except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Options on indices may, depending on the circumstances, involve greater risk than options on securities. Because index options are settled in cash, when the fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

Futures Contracts and Options on Futures Contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument or, in the case of index and similar futures, cash, called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the asset called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

Futures strategies can be used to change the duration of the fund’s portfolio. If the subadviser wishes to shorten the duration of the fund’s portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the subadviser wishes to lengthen the duration of the fund’s portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for other purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

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Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a disadvantageous time or price.

Although some futures and options on futures call for making or taking delivery of the underlying securities, currencies or cash, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same index, currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, the fund realizes a gain, or if it is more, the fund realizes a loss. If an offsetting sale price is more than the original purchase price, the fund realizes a gain, or if it is less, the fund realizes a loss. The fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

If an index future is used for hedging purposes the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the fund has sold index futures contracts to hedge against a decline in the market, the market may advance and the value of the securities held in the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities.

Where index futures are purchased to hedge against a possible increase in the price of securities before the fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the subadviser then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, the fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Futures and options on futures are regulated by the CFTC. The fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and, therefore, such person is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

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Non-U.S. Currency Strategies. The fund may invest in securities that are denominated in non-U.S. currencies and may engage in a variety of non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates or to earn additional income. The fund may use options and futures contracts, swaps and indexed notes relating to non-U.S. currencies and forward currency contracts to attempt to hedge against movements in the values of the non-U.S. currencies in which the fund’s securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that the fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The value of Financial Instruments on non-U.S. currencies depends on the value of the underlying currency relative to the U.S. dollar. Because non-U.S. currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for non-U.S. currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in non-U.S. currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, the fund might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Generally, OTC non-U.S. currency options used by the fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Forward Currency Contracts. The fund may enter into forward currency contracts to purchase or sell non-U.S. currencies for a fixed amount of U.S. dollars or another non-U.S. currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

The cost to the fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward

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currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty.

If the fund engages in a forward currency contract with respect to particular securities, the precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the forward currency contract has been established. Thus, the fund might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts.

Swaps, Caps, Floors and Collars. The fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance yield or total return. A swap typically involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price and yield because, and to the extent, these agreements affect the fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed or other security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift the fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.

The fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non- U.S. corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than the fund’s cost to enter into the credit default swap.

The fund may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

The net amount of the excess, if any, of the fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be set aside as cover, as described below. The fund will also maintain collateral with respect to its total

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obligations under any swaps that are not entered into on a net basis, and will maintain cover as required by SEC guidelines from time to time with respect to caps and floors written by the fund.

Combined Positions. The fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Cover. Transactions using Financial Instruments may involve obligations which if not covered could be construed as “senior securities.” The fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate or set aside on its books cash or liquid assets in the prescribed amount as determined daily. The fund may cover such transactions using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff. Although SEC guidelines on cover are designed to limit the transactions involving Financial Instruments that the fund may be engaged in at any time, the segregation of assets does not reduce the risks to the fund of entering into transactions in Financial Instruments.

Turnover. The fund’s derivatives activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Forward Commitments and When-Issued Securities

The fund may purchase securities on a “when-issued” or “to be announced” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place at a later date. In a “to be announced” transaction, the fund commits to purchase securities for which all specific information is not known at the time of the trade.

Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. At the time the fund enters into a “when issued” or “forward delivery” commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. The fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

An increase in the percentage of the fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

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Illiquid Assets

The fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities and other assets that are illiquid. Illiquid assets are assets that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which they are being carried on the fund’s books. These assets include, among others, certain securities that are subject to legal or contractual restrictions on resale, certain derivative products and any repurchase transactions that do not mature within seven days. The fund may not be able to sell illiquid securities and other assets in its portfolio at a time when the sale would be desirable or at a price the fund deems representative of their value. Disposing of illiquid investments may involve time-consuming negotiation and expenses.

Certain restricted securities can be traded freely among qualified purchasers in accordance with Rule 144A under the Securities Act of 1933 (the “1933 Act”). The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Board of Trustees (the “Board”) has delegated to the subadviser authority to determine whether particular securities eligible for trading under Rule 144A are and continue to be “liquid.” Investing in these restricted securities could have the effect of increasing the fund’s illiquidity, however, if qualified purchasers become uninterested in buying these securities.

Repurchase Agreements

Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. All repurchase agreements entered into by the fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to an amount of the loan, including interest thereon, and the fund or its custodian shall have control of the collateral, which the subadviser believes will give the applicable fund a valid, perfected security interest in the collateral. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

Pursuant to an exemptive order issued by the SEC, the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Borrowings

The fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

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When the fund invests borrowing proceeds in other securities, the fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the fund more volatile and increases the fund’s overall investment exposure. In addition, if the fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that the fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.

The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

The fund may borrow on a secured or on an unsecured basis. If the fund enters into a secured borrowing arrangement, a portion of the fund's assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, the fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the portfolio managers’ strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in the fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Reverse Repurchase Agreements

The fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of a secured borrowing by the fund and creates leverage in the fund’s portfolio. In a reverse repurchase transaction, the fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, the fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, the fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the Prospectus or this SAI, the fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.

During the term of the transaction, the fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered in to the transaction. When the fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the fund more volatile and increases the fund’s overall investment exposure. In addition, if the fund’s return on its investment of the proceeds of the reverse repurchase

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agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.

When the fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, the fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. At the time the fund enters into a reverse repurchase agreement, the fund is required to set aside cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect the fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

Subordinated Securities

The fund may invest in securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are deemed by the subadviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Short-Term Trading

Fund transactions will be undertaken principally to accomplish the fund’s investment objective in relation to anticipated movements in the general level of interest rates, but the fund may also engage in short-term trading consistent with its investment objective.

New Investment Products

New types of mortgage-backed and asset-backed securities derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund expects to invest in those new types of securities and instruments that its subadviser believes may assist the fund in achieving its investment objective.

Alternative Investment Strategies and Temporary Investments

At times the subadviser may judge that conditions in the securities markets make pursuing the fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, the subadviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund’s assets. In implementing these defensive strategies, the fund may invest without limit in securities that the subadviser believes present less risk to the fund, including equity securities, debt and fixed income securities, preferred

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stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptance or other securities the subadviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of the fund may diverge from the duration range for the fund disclosed in its Prospectus (if applicable). It is impossible to predict when, or for how long, the fund will use these alternative strategies. As a result of using these alternative strategies, the fund may not achieve its investment objective.

Non-Diversified Classification

A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. The fund is currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, the fund is subject to greater risk than a diversified fund. Under the 1940 Act, the fund may change its classification from non-diversified to diversified without shareholder approval.

The fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code, which will relieve the fund of any liability for federal income taxes to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, the fund will limit its investments so that, at the close of each quarter of its taxable year, (a) not more than 25% of the market value of the fund’s total assets will be invested in the securities (other than U.S. government securities and securities of other regulated investment companies) of a single issuer, and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer.

Ratings as Investment Criteria

In general, the ratings of nationally recognized statistical rating organizations (“NRSROs”) represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of the subadviser to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A to this SAI contains further information concerning the rating categories of NRSROs and their significance.

If a security is rated by different agencies and receives different ratings from these agencies, the fund will treat the security as being rated in the highest rating category received from an agency.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets. In that case, the fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Duration

For the simplest fixed income securities, “duration” indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon “bullet” bond with a

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maturity of 3.5 years (i.e., a bond that pays interest at regular intervals and that will have a single principal payment of the entire principal amount in 3.5 years) might have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity.

Determining duration becomes more complex when fixed income security features like floating or adjustable coupon payments, optionality (for example, the right of the issuer to prepay or call the security), and structuring (for example, the right of the holders of certain securities to receive priority as to the issuer’s cash flows) are considered. The calculation of “effective duration” attempts to take into account optionality and other complex features. Generally, the longer the effective duration of a security, the greater will be the expected change in the percentage price of the security with respect to a change in the security’s own yield. By way of illustration, a security with an effective duration of 3.5 years might normally be expected to go down in price by 35 bps if its yield goes up by 10 bps, while another security with an effective duration of 4.0 years might normally be expected to go down in price by 40 bps if its yield goes up by 10 bps.

The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. For example, many mortgage pass-through securities may have stated final maturities of 30 years, but current prepayment rates, which can vary widely under different economic conditions, may have a large influence on the pass-through security’s response to changes in yield. In these situations, the subadviser may consider other analytical techniques that seek to incorporate the security’s additional features into the determination of its response to changes in its yield.

A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to its effective duration.

As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.

Lending of Portfolio Securities

Consistent with applicable regulatory requirements, the fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by the fund will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, the fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides the fund with collateral other than cash, the borrower is also obligated to pay the fund or portfolio a fee for use of the borrowed securities. The fund does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, the fund

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could suffer loss if the loan terminates and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer. If the subadviser determines to make loans, it is not intended that the value of the securities loaned by the fund would exceed 33 1/3% of the value of its net assets.

The fund does not currently intend to engage in securities lending, although it may engage in transactions (such as reverse repurchase agreements) which have similar characteristics.

Commodity Exchange Act Registration

The fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the fund, from registration as a “commodity pool operator” with respect to the fund under the Commodity Exchange Act, and therefore, are not subject to registration or regulation with respect to the fund under the Commodity Exchange Act.

INVESTMENT POLICIES

The fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of the fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a fund meeting, if the holders of more than 50% of the voting securities of the fund are present or represented by proxy, or (b) more than 50% of the voting securities of the fund. The Board may change non-fundamental restrictions at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.

The fund’s investment objective is non-fundamental.

Fundamental Investment Policies

The fund’s fundamental investment policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority

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with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

(8) Under normal circumstances, the fund invests at least 80% of its assets in investment grade Massachusetts municipal securities or other investments with similar economic characteristics.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus, subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the fund’s net investment income in any given period. Currently the fund does not contemplate borrowing money for leverage, but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit the fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits the fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit the fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates.) The

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SEC frequently treats repurchase agreements as loans. While lending securities may be a source of income to the fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or the subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits the fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. The fund may also borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit the fund from owning real estate; however, the fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit the fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, the fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If the fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There may also be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not

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concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to investments in Massachusetts municipal securities set forth in (8) above, the fund considers any investments in Massachusetts municipal securities that pay interest subject to the AMT as part of the 80% of the fund’s assets that must be invested in Massachusetts municipal securities.

The fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policy

Under a non-fundamental investment policy adopted by the Trust, the fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

PORTFOLIO TURNOVER

For reporting purposes, the fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Increased portfolio turnover necessarily results in correspondingly greater transaction costs which must be paid by the fund. Portfolio turnover will not be a limiting factor should the subadviser deem it advisable to purchase or sell securities.

For the fiscal years ended November 30, 2009 and 2010, the portfolio turnover rates were 14% and 21%, respectively.

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MANAGEMENT

The business and affairs of the fund are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee (including each Trustee of the fund who is not an “interested person” of the fund (an “Independent Trustee”)) and officer is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the fund is set forth below.

Name and Year of Birth	Position(s) with Trust	Term of Office(*) and Length of Time Served(**)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Independent Trustees#:

Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	59

World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter)

(1998 to 2008)

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Retired; Dean Emeritus and Professor Emeritus, Texas A & M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A & M University (2009 to 2010); A.P. Wiley Professor, Texas A & M University (2001 to 2008); Interim Chancellor, Texas A & M University System (2003 to 2004); Dean of the Mays Business School, Texas A & M University (1987 to 2001)	59	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994).

37

Name and Year of Birth	Position(s) with Trust	Term of Office(*) and Length of Time Served(**)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)	59	None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009);	59	None

Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)	59	Avica, Ltd (industrial and real estate holding) (since 2002)

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)	59	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	59	None

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Name and Year of Birth	Position(s) with Trust	Term of Office(*) and Length of Time Served(**)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Diana R. Harrington Born 1940	Trustee	Since 1992	Babson Distinguished Professor of Finance, Babson College (since 1992)	59	None

Susan M. Heilbron Born 1945	Trustee	Since 1994	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)	59	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	59	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	59

Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology)

(2004 to 2006); formerly, Director,

Digital Net

Holdings, Inc.

(2003 to 2004); formerly, Director, Comshare, Inc. (information technology)

(1985 to 2003)

39

Name and Year of Birth	Position(s) with Trust	Term of Office(*) and Length of Time Served(**)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
R. Richardson Pettit Born 1942	Trustee	Since 1990	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University	59	None
Interested Trustee and Officer:

R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 165 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)	136	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

#	Trustees who are not “interested persons” of the fund within the meaning of Section 2(a)(19) of the 1940 Act.

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*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.
†	Mr. Gerken is an “interested person” of the fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Trust	Term of Office(*) and Length of Time Served(**)	Principal Occupation(s) During Past 5 Years
Additional Officers:

Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2007	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

David Castano Born 1971 55 Water Street New York, NY 10041	Treasurer	Since 2010	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Treasurer of Lord Abbett mutual funds (prior to 2006); formerly, Supervisor at UBS Global Asset Management (prior to 2004)

John Chiota Born 1968 100 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer	Since 2007 Since 2008	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel Born 1954 100 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2007	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Jeanne M. Kelly Born 1951 620 Eighth Avenue New York, NY 10018	Senior Vice President	Since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

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Name, Year of Birth and Address	Position(s) with Trust	Term of Office(*) and Length of Time Served(**)	Principal Occupation(s) During Past 5 Years
Thomas C. Mandia Born 1962 100 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2007	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM and CFM (since 2002)

Kaprel Ozsolak Born 1965 55 Water Street New York, NY 10041	Chief Financial Officer	Since 2010	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office.

Each of the Trustees previously served as a trustee or director of certain predecessor funds in the Legg Mason-sponsored fund complex, and each Trustee was thus initially selected by the board of the applicable predecessor funds. In connection with a restructuring of the fund complex completed in 2007, the Board was established to oversee mutual funds in the fund complex that invest primarily in fixed income securities, including the fund, with a view to ensuring continuity of representation by board members of predecessor funds on the Board and in order to establish a Board with experience in and focused on overseeing fixed income mutual funds, which experience would be further developed and enhanced over time.

In connection with the restructuring, the Trustees were selected to join the Board based upon the following as to each Board Member: his or her contribution as a board member of predecessor funds; such person’s character and integrity; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; as to each Trustee other than Mr. Gerken, his or her status as not being an “interested person” as defined in the 1940 Act; and, as to Mr. Gerken, his status as a representative of Legg Mason.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the manager, subadviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the fund, as well as the perspectives gained from the Trustee’s service on the board of the predecessor fund. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Berv, experience as a chief executive officer and board member of various businesses and organizations and organizational consulting experience; Dr. Cocanougher, academic leadership experience and background in business and finance and experience as a board member of various business and non-profit organizations; Ms. Dasher, experience as a chief financial officer of a private investment company; Mr. Finn,

42

investment management experience as an executive, consultant and portfolio manager; Mr. Greeven, legal background and experience as a board member of various organizations; Mr. Gross, accounting background and experience and experience as an officer and board member of various organizations; Mr. Hanson, experience in academic leadership; Dr. Harrington, background in investment and finance; Ms. Heilbron, legal background and experience, business and consulting experience and experience as a board member of public companies; Ms. Kerley, investment consulting experience and background and mutual fund board experience; Dr. Merten, academic leadership experience, background in investments and finance, and board experience; Dr. Pettit, economic and finance background and academic management experience; and Mr. Gerken, investment management experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the fund. Mr. Gerken serves as Chairman of the Board. Mr. Gerken is an interested person of the fund. Independent Trustees constitute more than 75% of the Board.

The Board has three standing committees: the Audit Committee, Nominating and Governance Committee (referred to as the Governance Committee), and Investment and Performance Committee (referred to as the Performance Committee). Each of the Audit, Governance and Performance Committees is chaired by an Independent Trustee and composed of all of the Independent Trustees. The chair of the Governance Committee serves as Lead Independent Trustee (the “Lead Trustee”). Where deemed appropriate, the Board constitutes ad hoc committees.

The Lead Trustee and the chairs of the Audit and Performance Committees work with the Chairman of the Board to set the agendas for Board and committee meetings. The Lead Trustee also serves as a key point person for dealings between management and the Independent Trustees. As noted below, through the committees the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the fund have effective and independent governance and oversight. The Board also has determined that due to the multiple board structure of the fund complex, a single chair for all of the boards in the fund complex is effective and promotes efficiencies, and that therefore the Board’s leadership structure is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the fund’s subadviser.

The Audit Committee oversees, among other things, the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and the internal controls over financial accounting and reporting. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the fund, and the qualifications and independence of the fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting.

The Governance Committee is the forum for consideration of a number of issues required to be considered separately by independent trustees of mutual funds, including, among other things, recommending candidates to

43

fill vacancies on the Board. The Governance Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately. When addressing vacancies, the Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the fund’s investment management and subadvisory arrangements.

As an integral part of its responsibility for oversight of the fund in the interests of shareholders, the Board oversees risk management of the fund’s investment programs and business affairs. The Board has emphasized to the fund’s manager and subadviser the importance of maintaining vigorous risk management. The manager and the subadviser also have their own independent interest in risk management and in maintaining risk management programs. Oversight of the risk management process is part of the Board’s general oversight of the fund and its service providers. The Board exercises oversight of the risk management process primarily through the Performance Committee and the Audit Committee, and through oversight by the Board itself.

The fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the fund.

44

Under the overall oversight of the Board or the applicable committee, the fund, or the manager, the fund’s subadviser, and the affiliates of the manager and the subadviser, or other service providers to the fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the fund’s and the manager’s CCO and the manager’s chief risk officer, as well as various personnel of the subadviser and other service providers, such as the fund’s independent accountants, also make periodic reports to the Performance Committee or Audit Committee or to the Board, pursuant to the committee’s or Board’s request, with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

The Board met 10 times during the fund’s fiscal year ended November 30, 2010. Each of the Audit, Governance and Performance Committees met 4 times during the fund’s last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in the fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2010.

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee ($)
Independent Trustees:
Elliott J. Berv	None	None
A. Benton Cocanougher	None	Over 100,000
Jane F. Dasher	None	Over 100,000
Mark T. Finn	None	Over 100,000
Rainer Greeven	None	None
Stephen Randolph Gross	None	50,001—100,000
Richard E. Hanson, Jr.	None	Over 100,000
Diana R. Harrington	None	Over 100,000
Susan M. Heilbron	None	50,001—100,000
Susan B. Kerley	None	None
Alan G. Merten	None	Over 100,000
R. Richardson Pettit	None	Over 100,000

Interested Trustee:
R. Jay Gerken	None	Over 100,000

As of December 31, 2010, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the fund’s manager, subadviser or distributor, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the fund.

45

Information regarding compensation paid by the fund to its Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the fund for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The fund pays a pro rata share of the Trustee fees based upon asset size. The fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $160,000, plus $20,000 for each regularly scheduled Board meeting attended in person and $2,500 for certain telephonic Board and committee meetings in which that Trustee participates. The Lead Trustee receives an additional $30,000 per year and the Chairs of the Audit Committee and Performance Committee each receives an additional $15,000 per year. Each of the other members of the Performance Committee receives an additional $10,000 per year in connection with the annual consideration of the fund’s advisory, subadvisory and distribution arrangements.

Information regarding compensation paid to the Trustees is shown below:

Name	Aggregate Compensation from the Fund for Fiscal Year Ended November 30, 2010 ($)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses for Fiscal Year Ended November 30, 2010(1) ($)	Total Compensation from Fund Complex Paid to Trustee for Calendar Year Ended December 31, 2010 ($)	Number of Portfolios in Fund Complex Overseen by Trustee for Fiscal Year Ended November 30, 2010
Independent Trustees:
Elliott J. Berv	169	0	255,000	59
A. Benton Cocanougher	189	0	285,000	59
Jane F. Dasher	169	0	255,000	59
Mark T. Finn	169	0	255,000	59
Rainer Greeven	169	0	255,000	59
Stephen Randolph Gross	179	0	270,000	59
Richard E. Hanson, Jr.	169	0	255,000	59
Diana R. Harrington	177	0	267,500	59
Susan M. Heilbron	169	0	255,000	59
Susan B. Kerley	169	0	255,000	59
Alan G. Merten	169	0	255,000	59
R. Richardson Pettit	169	0	255,000	59

Interested Trustee:
R. Jay Gerken(2)	0	0	0	136

(1)	Pursuant to prior retirement plans, the fund made payments to former trustees for the fiscal year ended November 30, 2010 of $1,537.
(2)	Mr. Gerken was not compensated for his service as a Trustee because of his affiliation with the manager.

Officers of the fund receive no compensation from the fund, although they may be reimbursed by the fund for reasonable out-of-pocket travel expenses for attending Board meetings.

As of March 2, 2011, the Trustees and officers of the fund, as a group, owned less than 1% of each class of the fund.

46

To the knowledge of the fund, as of March 2, 2011, the following shareholders owned or held of record 5% or more, as indicated, of the outstanding voting securities of the applicable class of the fund:

Class	Name and Address	Percentage of Class (%)
A	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	41.71

A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	13.54

A	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	9.50

A	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 890000611 PO BOX 9446 MINNEAPOLIS MN 55440-9446	7.81

B	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	20.62

B	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	16.44

B	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	14.68

B	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	11.30

B	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	6.38

47

Class	Name and Address	Percentage of Class (%)
C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	30.07

C	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	23.87

C	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	10.22

C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	6.36

I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	67.19

I	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	15.79

I	FBO LPL CUSTOMERS ATTN MUTUAL FUNDS OPS PO BOX 509046 SAN DIEGO CA 92150-9046	7.26

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as investment manager to the fund and provides certain oversight services to the fund, in each case pursuant to an investment management agreement (the “Management Agreement”). LMPFA is a wholly-owned subsidiary of Legg Mason.

The manager has agreed, under the Management Agreement, subject to the supervision of the fund’s Board, to provide the fund with investment research, advice, management and supervision, furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into a subadvisory agreement, as described below.

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As compensation for services performed, facilities furnished and expenses assumed by the manager, the fund pays the manager a fee computed daily at an annual rate of the fund’s average daily net assets as described below. The manager also performs administrative and management services as reasonably requested by the fund necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration or qualification of the fund’s shares under federal and state laws.

The Management Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees, with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager on not less than 90 days’ written notice to the fund, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the manager. The Management Agreement is not assignable by the Trust except with the consent of the manager.

The Management Agreement provides that the manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the manager is not protected against any liability to the fund to which the manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

For its services under the Management Agreement, the manager receives an investment management fee, calculated daily and payable monthly, at an annual rate that decreases as assets increase as follows: 0.50% on assets up to and including $500 million; and 0.48% on assets over $500 million. The manager may reimburse the fund or waive all or a portion of its management fees.

For the periods below, the fund paid investment management fees to the manager as follows:

Fiscal Year Ended	Gross Management Fees ($)	Management Fees Forgone/Expense reimbursements ($)	Net Management Fees (after waivers/Expense reimbursements) ($)
November 30, 2010	632,245	29,446	602,799
November 30, 2009	644,381	48,004	596,377
November 30, 2008	595,539	27,590	567,949

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Subadviser

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of the fund as subadviser pursuant to a subadvisory agreement (“Subadvisory Agreement”). Western Asset is a wholly-owned subsidiary of Legg Mason.

Under the Subadvisory Agreement, subject to the supervision of the Board and the manager, the subadviser regularly provides with respect to the portion of the fund’s assets allocated to it by the manager investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The subadviser may delegate to companies that the subadviser controls, is controlled by, or is under common control with, certain of the subadviser’s duties under the Subadvisory Agreement, subject to the subadviser’s supervision, provided the subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

The Subadvisory Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually with respect to the fund (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and, (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Subadvisory Agreement on not more than 60 days’ nor less than 30 days’ written notice to the subadviser without penalty. The subadviser may terminate the Subadvisory Agreement on not less than 90 days’ written notice to the fund and the manager without penalty. The manager and the subadviser may terminate the Subadvisory Agreement upon their mutual written consent. The Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser. The manager may not assign the Subadvisory Agreement except with the subadviser’s consent.

The Subadvisory Agreement provides that the subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the subadviser is not protected against any liability to the fund or the manager to which the subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

As compensation for its services, the manager pays to the subadviser a fee equal to 70% of the management fee paid to the manager by the fund, net of any waivers and expense reimbursements. For the fiscal year ended November 30, 2010, the manager paid fees to the subadviser equal to $421,959 for its services relating to the fund.

Portfolio Managers

The following table sets forth certain additional information with respect to the portfolio managers of the fund. Unless noted otherwise, all information is provided as of November 30, 2010.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

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Data for registered investment companies is shown based on the specific portfolio managers that are named in the applicable disclosure documents. Data for other pooled investment vehicles and other accounts is reported based on Western Asset’s practice of naming a particular individual to maintain oversight responsibility for each vehicle/account. Where the named individual has been assigned primary responsibility for oversight of an other pooled investment vehicle or other account, that vehicle/account has been allocated to that individual for disclosure purposes, but not other portfolio managers that may be involved in managing that vehicle/account.

Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
S. Kenneth Leech	104 registered investment companies with $171.7 billion in total assets under management (none of which charge a performance fee)	216 other pooled investment vehicles with $109.2 billion in assets under management (of which 7 other pooled investment vehicles with $1.1 billion in total assets under management pay a performance fee)	791 other accounts with $178.9 billion in total assets under management (of which 81 other pooled investment vehicles with $19.5 billion in total assets under management pay a performance fee)

Stephen A. Walsh	104 registered investment companies with $171.7 billion in total assets under management (none of which charge a performance fee)	216 other pooled investment vehicles with $109.2 billion in assets under management (of which 7 other pooled investment vehicles with $1.1 billion in total assets under management pay a performance fee)	791 other accounts with $178.9 billion in total assets under management (of which 81 other pooled investment vehicles with $19.5 billion in total assets under management pay a performance fee)

Robert E. Amodeo	25 registered investment companies with $29.8 billion in total assets under management (none of which charge a performance fee)	None	12 other accounts with $1.6 billion in total assets under management (none of which charge a performance fee)

Joseph P. Deane	25 registered investment companies with $29.8 billion in total assets under management (none of which charge a performance fee)	None	12 other accounts with $1.6 billion in total assets under management (none of which charge a performance fee)

David T. Fare	16 registered investment companies with $15.6 billion in total assets under management (none of which charge a performance fee)	None	12 other accounts with $1.6 billion in total assets under management (none of which charge a performance fee)

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Portfolio Manager Compensation

With respect to the compensation of portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to the fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Conflicts of Interest

The manager, subadviser and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for the fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

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Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services. These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the fund) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or the subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

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Portfolio Manager Securities Ownership

The table below identifies ownership of portfolio securities by each portfolio manager as of November 30, 2010.

Portfolio Manager	Dollar Range of Ownership of Securities ($)
S. Kenneth Leech	None
Stephen A. Walsh	1-10,000
Robert E. Amodeo	None
Joseph P. Deane	None
David T. Fare	None

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), the fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the fund; costs (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Board members and employees; and litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Management may agree to implement an expense limitation and/or reimburse operating expenses for one or more classes of shares. Any such expense limitations and/or reimbursements are described in the fund’s Prospectus. The expense limitations and/or reimbursements do not cover (a) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (b) extraordinary expenses, such as any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Some of these arrangements do not cover interest expenses.

These arrangements may be reduced or terminated under certain circumstances.

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In order to implement an expense limitation, the manager will, as necessary, forgo management fees or reimburse operating expenses. The manager is also permitted to recapture amounts forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the class’ expense limitation. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding such expense limitation or any lower limit then in effect.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of the fund pursuant to a written agreement dated December 1, 2005 (as amended, the “Distribution Agreement”).

Under the Distribution Agreement, the distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of the fund. The distributor offers the shares on an agency or “best efforts” basis under which the fund issues only the number of shares actually sold. Shares of the fund are continuously offered by the distributor.

The Distribution Agreement is renewable from year to year with respect to the fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to the fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act. Dealer reallowances are described in the fund’s Prospectus.

Services and Distribution Plan

The Trust, on behalf of the fund, has adopted a shareholder services and distribution plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to its Class A, Class B, Class C and Class FI shares. Under the 12b-1 Plan, the fund may pay monthly fees to LMIS at an annual rate not to exceed 0.15% of the average daily net assets of the fund attributable to Class A shares, not to exceed 0.65% of the average daily net assets of the fund attributable to Class B shares, not to exceed 0.70% of the average daily net assets of the fund attributable to Class C shares and not to exceed 0.25% of the average daily net assets of the fund attributable to Class FI shares. The fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

Fees under the 12b-1 Plan may be used to make payments to the distributor, Service Agents and other parties in respect of the sale of shares of the fund, for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than existing shareholders. The fund may also make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services

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under Financial Industry Regulatory Authority (“FINRA”) Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the 12b-1 Plan are not tied directly to expenses, the amount of the fees paid by a class of the fund during any year may be more or less than actual expenses incurred pursuant to the 12b-1 Plan. This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the expenses exceed the fees provided for by the 12b-1 Plan, the fund will not be obligated to pay more than those fees and, if expenses incurred are less than the fees paid to the distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to the fund, such as its manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including profits or payments received from the fund for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of the fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

For the fiscal year ended November 30, 2010, the service and distribution fees incurred by the fund with respect to Class A, Class B and Class C shares were $144,370, $21,951 and $164,727, respectively.

No information is given for Class FI shares because no Class FI shares were outstanding during the fiscal year ended November 30, 2010.

For the fiscal year ended November 30, 2010, LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The distributor may have made revenue sharing payments in addition to the expenses shown here.

	Third Party Fees ($)	Financial Consultants ($)	Marketing ($)	Printing ($)	Total Current Expenses ($)
Class A	145,887	0	0	N/A	145,887
Class B	6,417	2,587	1,677	1,203	11,884
Class C	118,552	33,371	36,543	1,976	190,442

No information is given for Class FI shares because no Class FI shares were outstanding during the fiscal year ended November 30, 2010.

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Sales Charges

The following expenses were incurred during the periods indicated:

Initial Sales Charges

The aggregate dollar amounts of commissions on Class A Shares received by the distributor were as follows:

For the Fiscal Year Ended November 30	LMIS ($)
2010	28,474
2009	18,019
2008	24,954

Contingent Deferred Sales Charges

Class A Shares

For the Fiscal Year Ended November 30	LMIS ($)
2010	0
2009	6,406
2008	24,934

Class B Shares

For the Fiscal Year Ended November 30	LMIS
2010	2,927
2009	2,753
2008	6,473

Class C Shares

For the Fiscal Year Ended November 30	LMIS
2010	4,750
2009	3,643
2008	8,647

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund, receives and delivers all assets for the fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the fund, and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies, nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also may act as the fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

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Boston Financial Data Services, Inc. (“BFDS” or “transfer agent”), located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169, serves as the fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon” or “transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as co-transfer agent with respect to shares purchased by clients of certain service providers. Under the co-transfer agency agreement with BNY Mellon, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

Counsel

Bingham McCutchen LLP, located at One Federal Street, Boston, Massachusetts 02110, serves as counsel to the fund.

Sullivan & Worcester LLP, located at 1666 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report on the fund’s financial statements and financial highlights for the fiscal year ending November 30, 2011.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, each of the fund, the manager, the subadviser and the distributor has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the fund, the manager, the subadviser and the distributor are on file with the SEC.

Proxy Voting Policies and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or the subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

The manager delegates the responsibility for voting proxies for the fund to the subadviser through its contract with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, the manager does not expect to have proxy-voting responsibility for the fund. Should the

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manager become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, the manager will utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of the manager (or its affiliates if such conflict is known to persons responsible for voting at the manager) and the fund, the board of directors of the manager will consider how to address the conflict and/or how to vote the proxies. The manager will maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that the manager votes proxies. The manager will be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix D to this SAI. Information regarding how the fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-877-721-1926, (2) on the fund’s website at http://www.leggmason.com/individualinvestors, and (3) on the SEC’s website at http://www.sec.gov.

PURCHASE OF SHARES

General

See the fund’s Prospectus for a discussion of which classes of shares of the fund are available for purchase and who is eligible to purchase shares of each class.

Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify the class of shares being purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the transfer agent are not subject to a maintenance fee.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge, as described in the fund’s Prospectus.

The distributor and Service Agents may receive a portion of the sales charge as described in the fund’s Prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class B and Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason; (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”); (iii) current employees of Legg Mason and its subsidiaries; (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21); and (v) a pension, profit-sharing or other benefit plan for the benefit of such

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persons. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Class B and Class C Shares. Class B and Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class FI and Class I Shares. Class FI and Class I shares are sold at net asset value with no initial sales charge and no contingent deferred sales charge upon redemption.

The following persons are eligible to purchase Class I shares of the fund: (i) current employees of the fund’s manager and its affiliates; (ii) current and former board members of investment companies managed by affiliates of Legg Mason; (iii) current and former board members of Legg Mason; and (iv) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

For additional information regarding applicable investment minimums and eligibility requirements for purchases of fund shares, please see the fund’s Prospectus.

Under certain circumstances, an investor who purchases fund shares pursuant to a fee-based advisory account program of an Eligible Financial Intermediary as authorized by LMIS may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same fund to Class I shares of that fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

Systematic Investment Plan. Shareholders may purchase additional Class A, Class B and Class C shares of the fund through a service known as the Systematic Investment Plan. For information about the Systematic Investment Plan, please see the fund’s Prospectus. A shareholder who has insufficient funds to complete a pre-authorized transfer may be charged a fee of up to $25 by a Service Agent or the transfer agent. Additional information is available from the fund or a Service Agent.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances:

(a)	sales to (i) current and retired Board Members, (ii) current employees of Legg Mason and its subsidiaries, (iii) the “immediate families” of such persons, and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b)	sales to any employees of Service Agents having dealer, service or other selling agreements or other arrangements with the distributor, and to the immediate families of such persons or a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c)	offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d)	purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund sold by the distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

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(e)	purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(f)	purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

Accumulation Privilege—Please see the fund’s Prospectus for information regarding accumulation privileges.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of five Asset Level Goal amounts, as follows:

(1) $100,000	(4) $750,000
(2) $250,000	(5) $1,000,000
(3) $500,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds sold by the distributor.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a 13-month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter of Intent will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter of Intent, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter of Intent.

Eligible Fund Purchases. Generally, any shares of a fund sold by the distributor may be credited towards your Asset Level Goal. Shares of certain money market funds acquired by exchange from other funds offered with a sales charge and sold by the distributor may be credited toward your Asset Level Goal.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

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Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then-current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent; and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter of Intent. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of the Letter of Intent. You may cancel a Letter of Intent by notifying your financial professional in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter of Intent) is accepted, will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement, and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter of Intent are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its thirteen month term are less than your Asset Level Goal, whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter of Intent before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter of Intent. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

Class C shares and Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the contingent deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the

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number of years since the shareholder made the purchase payment from which the amount is being redeemed, as further described in the Prospectus. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month.

Class B shares will convert automatically to Class A shares approximately eight years after the date on which they were purchased, and thereafter, will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the distributor. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence per month, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined by the Code) of the shareholder; (d) involuntary redemptions; (e) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; and (f) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

A shareholder who has redeemed shares from other funds sold by the distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Determination of Public Offering Price

The fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of the fund is equal to the net asset value per share at the time of purchase, plus for Class A shares, an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A, B and C shares.

Set forth below is an example of the method of computing the offering price of the Class A shares of the fund, based on the net asset value of a share as of November 30, 2010.

Class A (based on a net asset value of $12.50 and a maximum initial sales charge of 4.25%)	$13.05

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REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable, or (c) for any other periods as the SEC by order may permit for protection of the fund’s shareholders.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and should be disclosed to its customers by each Service Agent.

Additional Information Regarding Telephone Redemption and Exchange Program. The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders, as described in the fund’s Prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time that he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or, if permitted, between classes of the fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the transfer agent. Withdrawals may be scheduled on any day of the month; however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 25th day (or the next business day if the 25th day is a weekend or holiday) of the month.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the fund to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the fund’s Prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

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EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in another fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. The fund’s Prospectus describes the requirements for exchanging shares of the fund.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds, net of any applicable sales charge, are immediately invested in shares of the fund being acquired at that fund’s then-current net asset value. The fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Additional Information Regarding the Exchange Privilege

The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent trading of fund shares” in the fund’s Prospectus.

During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent, to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

VALUATION OF SHARES

The net asset value per share of each class is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. Please see the fund’s Prospectus for a description of the procedures used by the fund in valuing its assets.

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PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, the subadviser is primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions, with respect to assets allocated to the subadviser.

Pursuant to its Subadvisory Agreement, the subadviser is authorized to place orders pursuant to its investment determinations for the fund either directly with, the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act) to the fund and/or the other accounts over which the subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases the fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduced its expenses as the fund’s subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers who effect securities transactions for the fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing the fund. Not all of these research services are used by the subadviser in managing any particular account, including the fund.

Debt securities purchased and sold by the fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. The fund will pay a spread or commission in connection with such transactions.

In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the subadviser’s other clients. Investment decisions for the fund and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security.

Under the subadviser’s procedures, portfolio managers and their trading desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account managed by the

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subadviser. In some cases, this policy may adversely affect the price paid or received by the fund or an account, or the size of the position obtained or liquidated. In other cases, however, the ability of the fund or account to participate in volume transactions will produce better executions for the fund or account. Certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions. Generally, when trades are aggregated, the fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts).

For the fiscal year ended November 30, 2010, the fund did not direct any amounts to brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

Aggregate Brokerage Commissions Paid

For the fiscal years ended November 30, 2008, 2009 and 2010, the fund did not pay any brokerage commissions for portfolio transactions.

During the fiscal year ended November 30, 2010, the fund did not hold any securities issued by the fund’s regular broker/dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

The funds’ Board has adopted policies and procedures developed by the manager with respect to the disclosure of a fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a fund’s portfolio holdings is in the best interests of the fund’s shareholders. As a consequence, any conflicts of interest between the interests of the fund’s shareholders and those of the manager, the distributor or their affiliates in connection with the disclosure of portfolio holdings information would be addressed in a manner that places the interests of fund shareholders first.

The policy provides that information regarding a fund’s portfolio holdings may be shared with the manager, a fund’s subadvisers and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel).

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel: (i) upon the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the Form N-Q or Form N-CSR or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy also permits the release of limited portfolio holdings information to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel in other circumstances, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

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3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A small number of a fund’s portfolio holdings (including information that the fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the fund and is not contrary to law.

7. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, a fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. A fund may enter into other ongoing arrangements for the release of portfolio holdings information for a legitimate business purpose with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the fund’s board.

The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy. Any exceptions from the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions from the policy are reported annually to each fund’s board.

The funds intend to disclose their complete portfolio holdings 14 calendar days after quarter-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund).

Set forth below is a list, as of January 31, 2011, of those parties with whom LMPFA, on behalf of each fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
A.S.A.P. Advisor Services, Inc.	Quarterly	Sent 8-10 Days after Quarter-End
Bloomberg L.P.	Quarterly	Sent 6 Business Days after Quarter-End
Lipper Analytical Services Corp.	Quarterly	Sent 6 Business Days after Quarter-End

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Recipient	Frequency	Delay Before Dissemination
Morningstar	Quarterly	Sent 8-10 Days after Quarter-End
Thomson/Vestek	Daily	None
FactSet	Daily	None
The Bank of New York Mellon	Daily	None
Thomson	Semi-annually	None
SunGard/Protegent (formerly Dataware)	Daily	None
ITG	Daily	None
Institutional Shareholder Services, Inc. (Proxy Voting Services)	As necessary	None

Portfolio holdings information for the fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan Associates, Inc.	Quarterly	Sent 8-10 Days after Quarter-End
Mercer LLC	Quarterly	Sent 8-10 Days after Quarter-End
eVestment Alliance	Quarterly	Sent 8-10 Days after Quarter-End
Rogerscasey	Quarterly	Sent 8-10 Days after Quarter-End
Cambridge Associates LLC	Quarterly	Sent 8-10 Days after Quarter-End
Wilshire Associates Inc.	Quarterly	Sent 8-10 Days after Quarter-End
Informa Investment Solutions	Quarterly	Sent 8-10 Days after Quarter-End
Prima Capital	Quarterly	Sent 8-10 Days after Quarter-End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter-End
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter-End
Quantitative Services Group	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month-End	None
SunTrust	Weekly and Month-End	None
S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day
Moody’s (Rating Agency)	Monthly	6-8 Business Days
Electra Information Systems	Daily	None
Cabot Research	Weekly	None
Goldman Sachs	Daily	None
Chicago Mercantile Exchange	Daily	None
Canterbury Consulting	Quarterly	Sent 8-10 Days after Quarter-End
Broadridge	Daily	None
DST Global Solutions Limited	Monthly	Sent 6 Business Days after Month-End
Interactive Data Corp.	Daily	None
Citigroup Global Markets Inc.	Daily	None
Glass Lewis & Co.	Daily	None
Fidelity	Quarterly	5 Business Days

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The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, LMPFA or a subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts, including a fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by LMPFA or a subadviser may be able to infer the portfolio holdings of the fund from the portfolio holdings in that investor’s account.

DIVIDENDS AND DISTRIBUTIONS

The fund’s policy is to declare and pay exempt-interest dividends, if any, monthly. Dividends from net realized capital gains, if any, will be distributed annually. The fund may also pay additional dividends before December 31 each year from certain amounts of undistributed ordinary income and capital gains, in order to avoid federal income and excise tax liability. If a shareholder does not otherwise instruct, exempt-interest dividends and capital gain distributions will be reinvested automatically in additional shares of the same class at net asset value, with no additional sales charge or contingent deferred sales charge. A shareholder may change the option at any time by notifying his or her Service Agent.

The per share amounts of the exempt-interest dividends on Class B and Class C shares will be lower than on Class A, Class FI and Class I shares, mainly as a result of the distribution fees applicable to Class B and Class C shares. Similarly, the per share amounts of exempt-interest dividends on Class A shares will be lower than on Class I shares, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same across all classes of fund shares (A, B, C, FI and I).

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state) income tax considerations affecting the fund and its shareholders. This discussion is very general and, except where noted, does not address investors subject to special tax rules, such as investors who hold shares in the fund through an IRA, 401(k) or other tax-advantaged account. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The fund and its investments. The fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

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The fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, the fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current and accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) for taxable years beginning on or before December 31, 2012, to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the fund may incur significant fund-level taxes and may be forced to dispose of certain assets. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

Capital Loss Carryovers. On November 30, 2010, the unused capital loss carryovers by the fund were approximately $(5,567,993). For federal income tax purposes, unused capital loss carryovers that arose in tax years that began on or before December 22, 2010 are available to be applied against future capital gains of the fund, if any, that are realized by the fund prior to the expiration of the carryovers. Those carryovers expire on November 30 of the years indicated below.

2011 ($)	2012 ($)	2013 ($)	2016 ($)	2017 ($)	2018 ($)
(554,670)	(1,206,214)	(644,828)	(269,236)	(2,027,117)	(865,928)

Carryovers of short- and long-term capital losses incurred in taxable years beginning after December 22, 2010 may be carried forward without limit.

Under certain circumstances, the fund may elect to treat certain losses as though they were incurred on the first day of the taxable year following the taxable year in which they were actually incurred.

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The fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the fund level, the fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

The fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

In general, gain or loss on a short sale is recognized when the fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by the fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the fund for more than one year. In general, the fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, the fund may make or receive periodic net payments. The fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).

The fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules, or rules applicable to partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,”

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including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the fund, the fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). If, however, the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (“IRS”).

Exempt-interest dividends paid by the fund are exempt from regular federal income taxes. Dividends of taxable net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gain, if any, that the fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund.

Dividends and distributions from the fund, other than exempt-interest dividends, will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts for taxable years beginning after December 31, 2012.

The fund does not anticipate that any of its dividends paid will qualify for the dividends-received deduction for corporate shareholders. The fund also does not expect any distributions to be treated as “qualified dividend income,” which for taxable years beginning before January 1, 2013 is taxable to noncorporate shareholders at reduced rates.

Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the fund as capital assets). Each shareholder who receives distributions in the form of additional shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. A shareholder’s tax basis in the shares so received will be equal to such amount.

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Investors considering buying shares just prior to a taxable dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Because the fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares is not deductible for U.S. federal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from the fund may, under certain circumstances, cause a portion of such benefits to be subject to federal income tax. Furthermore, a portion of any exempt-interest dividend paid by the fund that represents income derived from certain revenue or private activity bonds held by the fund may not retain its federal tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by the fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes.

Shareholders should consult their own tax advisors as to whether they are (a) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (b) subject to a federal alternative minimum tax, the federal branch profits tax or the federal “excess net passive income” tax.

Sales of Shares. Upon the sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or fewer will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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Backup Withholding. The fund may be required in certain circumstances to apply backup withholding on dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Notices. Shareholders will receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the U.S. federal income tax and Massachusetts personal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year. These statements also will designate the amount of exempt-interest dividends that is a preference item for purposes of the federal individual and corporate alternative minimum taxes. The dollar amount of dividends excluded or exempt from federal income taxation and Massachusetts personal income taxation and the dollar amount of dividends subject to federal income taxation and Massachusetts personal income taxation, if any, will vary for each shareholder depending upon the size and duration of such shareholder’s investment in the fund. To the extent the fund earns taxable net investment income, it generally intends to report as taxable dividends the same percentage of each day’s dividend as its taxable net investment income bears to its total net investment income earned on that day.

Massachusetts Taxation. Individual shareholders of the fund who are otherwise subject to Massachusetts personal income tax will not be subject to such tax on exempt-interest dividends received from the fund to the extent the dividends are attributable to interest on Massachusetts municipal securities. Also, individual shareholders will not be subject to Massachusetts personal income tax on dividends received from the fund to the extent the dividends are attributable to interest on U.S. government securities.

Other distributions from the fund, including those related to long-term and short-term capital gains, generally will not be exempt from Massachusetts personal income tax; however, distributions of net capital gain may be exempt from Massachusetts personal income tax if the gains from which the distribution is paid are derived from certain Massachusetts municipal securities the gains from which are exempted by statute. Businesses should note that the fund’s distributions derived from Massachusetts municipal securities are not exempt from Massachusetts corporate excise tax.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by the fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses, or to redemption proceeds.

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For fund taxable years beginning before January 1, 2012, the 30% withholding tax also will not apply to dividends that the fund reports as (a) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain.” “Qualified net interest income” is the fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. The fund currently does not expect to report any distributions as “interest-related dividends” or “short-term capital gain dividends.”

Distributions and redemption payments paid after December 31, 2012 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate notwithstanding the status of any such amounts as capital gain dividends, short-term capital gain dividends or interest-related dividends. Distributions and redemption payments paid after December 31, 2012 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications. The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state tax consequences) affecting the fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

THE TRUST

The certificate of trust to establish Legg Mason Partners Income Trust was filed with the State of Maryland on October 4, 2006. As of April 16, 2007, the fund was redomiciled as a series of the Trust. Immediately prior to such redomiciliation, the fund was reorganized on April 16, 2007 as a series of Legg Mason Partners Income Funds, a Massachusetts business trust.

The Trust is a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the Trust’s declaration of trust (the “Declaration”) are described below.

Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

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Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares. The fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts. The Declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of the fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of the fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. A Trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a Trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Trust or a series thereof, and with the care that an ordinarily

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prudent person in a like position would use under similar circumstances. The Declaration limits a Trustee’s liability to the Trust or any shareholder to the full extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, audit committee financial expert or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Declaration also requires that shareholders owning shares representing at least 5% of the voting power of the affected funds must join in bringing the derivative action. The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The Declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

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LEGAL MATTERS

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets, Inc. (“CGMI”), a former distributor of the fund and other affiliated funds (collectively the “Funds”), and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the identified Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

***

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as Western Asset/CitiSM New York Tax Free Reserves and before that, CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant.

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The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings that was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless of whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answer has been conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

***

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The audited financial statements of the fund (Statement of Assets and Liabilities, including the Schedule of Investments, as of November 30, 2010, Statement of Operations for the year ended November 30, 2010, Statements of Changes in Net Assets for each of the years in the two-year period ended November 30, 2010, Financial Highlights for each of the years or periods in the five-year period ended November 30, 2010, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the fund), is incorporated into this SAI (Filed on January 24, 2011; Accession Number 0001193125-11-012836).

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APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s Short-Term Obligation Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

US Municipal Short-Term Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels–MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

US Municipal Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Long-term issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Municipal Short-Term Note Ratings Definitions:

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s has indicated that its analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Description of Standard & Poor’s Ratings Group’s Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

preliminary: Preliminary ratings, with the ‘prelim’ qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. (3) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (4) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations. (5) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings. (6) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30% and 50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B—Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC—Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC—Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C—Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

Description of Fitch Ratings’ Structured, Project & Public Finance Long-Term Obligation Ratings:

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B—Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC—Substantial credit risk. ‘CCC’ ratings indicate that default is a real possibility.

CC—Very high levels of credit risk. ‘CC’ ratings indicate that default of some kind appears probable.

C—Exceptionally high levels of credit risk. ‘C’ ratings indicate that default appears imminent or inevitable.

D—Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or (3) the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults—”Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. “Imminent” default alternatively refers to the case where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Write-downs—Where an instrument has experienced an involuntary and, in Fitch Ratings’ opinion, irreversible “write-down” of principal (i.e., other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where Fitch Ratings believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed irreversible, the credit rating will be lowered to ‘D’.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.

Description of Fitch Ratings’ Corporate, Public and Structured Finance Short-Term Obligation Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C—High short-term default risk. Default is a real possibility.

RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Or, the default of a specific short-term obligation.

D—Default. Indicates a broad-based default event for an entity, or the default of all short-term obligations.

Notes to Fitch Ratings’ Long-Term and Short-Term Obligation Ratings:

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g., shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

Expected Ratings: Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (EXP), this indicates that a full rating has been assigned based upon Fitch Ratings’ expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. No other conditionality pertains to an expected rating. While expected ratings typically convert to final ratings within a short time, as determined by the issuer’s decisions regarding timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch, as with final ratings.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g., medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

“Interest-Only” Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.

“Rate of Return” Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

Paid-In-Full: This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol “PIF”.

NR: A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

APPENDIX B

ADDITIONAL INFORMATION CONCERNING

MASSACHUSETTS MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Massachusetts (“Massachusetts,” the “Commonwealth” or the “State”). The sources of payment for Massachusetts municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by Massachusetts and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last two paragraphs hereof, is derived solely from information contained in official statements relating to debt offerings by the State, the most recent such official statement being dated June 8, 2010, as supplemented as of February 1, 2011. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. The fund has not independently verified, and is not responsible for, the accuracy, completeness or timeliness of this information, and the fund does not undertake any obligation to update such information. Such information is included herein without the express authority of any Massachusetts issuer.

ECONOMIC INFORMATION

Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last 25 years, significant changes have occurred in the age distribution of the population: dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over age group in the next 25 years. Just as the working-age population has increased, income levels in Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts residents have significantly higher amounts of annual income than the national average. These higher levels of income have been accompanied by a consistently lower poverty rate and, with the exception of the recession of the early 1990s and a seventeen month stretch between 2006 and 2007, considerably lower unemployment rates in Massachusetts than in the United States since 1980. While the State unemployment rate fell to 8.4 percent in September 2010, the State has seen a slower rise in unemployment than the nation as a whole. In 2008, Massachusetts was ranked second in the U.S. according to the American Human Development Index, modeled after the United Nations Human Development Index, an index which compares health, income and education outcomes.

Personal Income

Real per capita income levels in Massachusetts increased faster than the national average between 1994 and 1997. In 2000, Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 2.4 percentage points. From 2001 to 2003, real income in both Massachusetts and the United States declined, with steeper declines in Massachusetts. However, real income levels in Massachusetts remained well above the national average. In 2004 and 2005, income growth was comparable in the State and the nation. In 2006 and 2007, income in the State grew faster than in the nation. In 2008 and 2009, real income fell in both the State and the nation. Only the District of Columbia, Connecticut and New Jersey have had higher levels of per capita personal income.

Massachusetts saw steady growth in average annual pay for most of the past decade, until 2009. Average annual pay is computed by dividing the total annual payroll of employees covered by Unemployment Insurance programs by the average monthly number of employees. Data are reported by employers covered under the Unemployment Insurance programs. Since 2001, average annual wages in the State have grown at the same average annual rate to the nation, at 2.9 percent. The level of average annual pay in Massachusetts in 2009 was

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23.5 percent higher than the national average: $56,267 compared to $45,559. However, average annual pay in Massachusetts fell slightly in 2009 for the first time in the decade, from $56,746 in 2008.

Higher income levels in Massachusetts relative to the rest of the United States are offset to some extent by the higher cost of living in Massachusetts. In 2009, the Boston metropolitan area and the U.S. experienced their first monthly year over year declines in the Consumer Price Index for All Urban Consumers (“CPI-U”) since 1954 and 1955, respectively. Annual declines in the CPI-U for Boston and the U.S. were 0.7 and 0.4 percent, respectively, in 2009. The latest available data for September 2010 show that the CPI-U for the Boston metropolitan area decreased at a rate of 0.1 percent over September 2009, while the U.S. index increased by 1.1 percent over the same period.

Consumer Confidence

The overall “Consumer Confidence” index is a weighted average of the “Present Situation” index, which measures consumers’ appraisal of business and employment conditions at the time of the survey, and the “Future Expectations” index, which focuses on consumers’ expectations for the six months following the time of the survey regarding business and employment conditions, as well as expected family income. Although the U.S. measures are compiled by a different source than the Massachusetts measures, according to the Federal Reserve Bank of Boston the numbers are generally comparable. A score of 100 is considered neutral. According to The Conference Board, Inc., which publishes the U.S. results, consumer confidence nationally reached a six year high point of 111.9 in July 2007, followed by an all time low of 37.4 in January 2009. It recovered to 54.8 by May 2009, and between May 2009 and October 2010 fluctuated between a low of 46.4 in February 2010 and 62.7 in May 2010, before dropping again to 52.9 in June 2010. As of October 1, 2010, the Massachusetts index had been significantly higher than the U.S. index since both reached their lowest point in January 2009. The Mass Insight Corporation, which publishes Massachusetts’ results, reported that the Massachusetts index rose from 38.0 in January 2009, the lowest index since Mass Insight began tracking it in 1991, to 65.0 in October 2010, which was, as of October 1, 2010, its most recent measured value.

Poverty

Through 2009, the Massachusetts poverty rate remained below the national average. Since 1980, the percentage of the Massachusetts poverty universe below the poverty line has varied between 7.7 percent and 12.2 percent. During the same time, the national poverty rate varied between 11.3 percent and 15.1 percent. The estimated poverty rate in Massachusetts decreased from 11.3 percent in 2008 to 10.8 percent in 2009, while the poverty rate in the United States increased from 13.2 percent in 2008 to 14.3 percent in 2009. These official poverty estimates are based on a sample of households and are not adjusted for regional differences in the cost of living. Poverty estimates for states are not as reliable as national estimates. Not everyone has a poverty status determined; the poverty universe excludes foster children, college students in dormitories, military personnel in barracks, nursing home residents, and other groups of people in institutionalized settings. As of October 1, 2010, poverty data for 2010 were not yet available.

Employment

Employment by Industry. Like many industrial states, Massachusetts has seen a steady decline of its manufacturing jobs base over the last two decades, not only as a share of total employment, but in absolute numbers of jobs as well. Several North American Industry Classification System (“NAICS”) service sectors have grown to take the place of manufacturing in driving the Massachusetts economy and now account for more than half of total payroll employment, while Financial Activities, Government, Information, Trade, Transportation and Utilities have remained level or declined in share.

After significant declines in 2002 and 2003, total non-agricultural employment in Massachusetts increased by 0.5 percent in 2005 and continued to increase every year through 2008. In 2009, employment began to decline

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again, down 3.6 percent from 0.3 percent growth in 2008, and down 5.0 percent from the 2001 peak. The comparable growth rate for the nation in 2009 was down 4.5 percent from 2008 and down 0.7 percent from 2001. As of October 1, 2010, the latest seasonally adjusted estimate for the State (3.20 million for August 2010) is about 182,400 below the peak month in 2001 (3.38 million in February 2001) and about 28,300 below the 2009 peak in January (3.23 million).

After years of moderate but steady declines or near-zero growth in the late nineties and early 2000s, manufacturing employment in the State experienced steep annual declines in 2002 (10.2 percent) and 2003 (7.0 percent) before returning to more moderate declines in 2004 (3.5 percent). The declines for manufacturing employment in 2007 and 2008 were similar to the steady declines prior to 2002. In 2009, the decline was a steep 9.7 percent. The seasonally adjusted estimates for the first eight months of 2010 average 3.5 percent below the comparable estimates for 2009.

Unemployment Insurance Trust Fund. The unemployment insurance system is a federal-state cooperative program established by the Social Security Act and the Federal Unemployment Tax Act to provide for the payment of benefits to eligible individuals when they become unemployed through no fault of their own. Benefits are paid from the Commonwealth’s Unemployment Insurance Trust Fund, financed through employer contributions. The assets and liabilities of the Commonwealth Unemployment Insurance Trust Fund are not assets and liabilities of the Commonwealth.

As of August 31, 2010, the Massachusetts Unemployment Trust Fund had a balance of $236.7 million. This balance is the sum of the private contributory account balance of $131.5 million and the government contributory account balance of $105.2 million. This compares to an April 2010 balance of $301.1 million with a private contributory portion of $199.7 million. The September 2010 Unemployment Insurance Trust Fund report indicated that the private contributory account balance was estimated to be $2.284 billion by the end of 2014 according to the Moody’s based outlook.

Unemployment. The unemployment rate in Massachusetts was consistently below the national average from mid-1995 through November 2005, with similar patterns of gradual improvement after the mid-2003 peak. The Massachusetts rate exceeded the U.S. rate for 17 months starting in December 2005, but only three of those differences exceeded 0.2%. Between April 2007 and October 2010, the unemployment rate in Massachusetts was at or below the comparable U.S. rate, seasonally adjusted. In October 2007, the Massachusetts rate was 4.4 percent, the lowest it had been since October 2001. By September 2010, the Massachusetts rate had dropped to 8.4 percent from 9.2 percent in May 2010.

Economic Base and Performance

The Massachusetts economy remains diversified among several industrial and non-industrial sectors. The four largest sectors of the economy (real estate and rental and leasing, professional and technical services, finance and insurance, and manufacturing) contributed 47.3 percent of the Massachusetts Gross Domestic Product (“GDP”) in 2008. When measured in chained 2000 dollars, the change in Massachusetts total GDP was 10.8 percent between 2001 and 2007.

Exports. Massachusetts ranked 14th in the United States, and first in New England, with $23.6 billion in international exports in 2009. This represents a 16.7 percent decrease from the previous year’s export value from the Commonwealth, while national exports decreased by 18.7 percent. Total exports from New England also shrank 14.9 percent. The United Kingdom replaced Canada, the Commonwealth’s top trading partner in 2008, as the Commonwealth’s top trading partner in 2009.

Federal Spending in Massachusetts. Federal government spending contributes significantly to the Massachusetts economy. In fiscal 2009, Massachusetts received almost $83 billion, a 16 percent increase from 2008, and ranked seventh among states in per capita distribution of federal funds, with total spending of $12,723

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per person, excluding loans and insurance. Massachusetts ranked tenth in fiscal 2008. While federal spending in Massachusetts has increased every year since 1990, its share of total U.S. spending has declined steadily since 1990, until 2008. Federal spending includes grants to state and local governments, direct payments to individuals, wage and salary employment, and procurement contracts, and includes only those expenditures that can be associated with individual states and territories.

In fiscal year 2009, 42.7 percent of federal spending in Massachusetts was composed of health care and social programs like Medicare, Medicaid, Social Security, unemployment benefits and Section 8 Housing Vouchers, 1.8 percent less than 2008. Massachusetts was 42 percent above the national average in per capita federal grants to state and local governments, receiving $3,394 per capita compared to a national average of $2,394. Per capita federal spending on salaries and wages in 2009 was 33 percent lower in Massachusetts than in the rest of the nation at $647 compared to a national average of $963. Massachusetts however, was 9 percent above the national average in per capita direct federal payments to individuals at $5,816 compared to a national average of $5,312. Massachusetts ranked 7th (10th in 2008) among states in per capita procurement contract awards at $2,865 compared to a national average of $1,727 in 2009.

Federal Contracts. Between 2000 and October 2010, the total dollar value of all federal contracts performed in Massachusetts increased an average of 20.3 percent per year, which was 3.5 percent faster than the 16.8 percent U.S. average.

State Revenues. Taxes collected by all states in fiscal year 2009 totaled $715.2 billion, 8.5 percent less than in fiscal year 2008. Massachusetts collected $19.5 billion in fiscal year 2009, 10.8 percent less than it did in fiscal year 2008. Massachusetts’ revenues shrank more than any other New England state. Massachusetts ranked 11th in total taxes collected in 2009, unchanged from 2008.

In fiscal year 2009, Massachusetts collected 55 percent of its revenue from individual income tax. Overall, states received 34 percent of their revenues from individual income taxes and seven states did not have state income tax in 2009. In fiscal year 2009, the State collected only 0.5 percent more than it did in fiscal year 2006 without adjusting for inflation. Revenue from licenses, tobacco, death, and gift taxes increased a third while documentary, stock transfer, and pari-mutuels decreased a third or more during that three year period. Contributions from the State’s different revenue sources in fiscal year 2009 however, did not vary by more than one percent from fiscal year 2006.

State Lottery Proceeds. Massachusetts ranked fourth in revenue, $4.4 billion, and prize money awarded, $900 million, among the 42 states with lotteries in fiscal year 2008. It ranked sixth on per capita sales, seventh in the portion of revenue used for its administration, and seventh in the portion of revenue used for prizes.

State Expenditures. Massachusetts ranked 9th in the nation in per capita expenditures ($7,023) in 2008, while it ranked 8th and spent $6,779 in 2007. This represents a 3.6 percent increase in per capita expenditures from 2007 to 2008 with the largest per capita dollar increase on highways.

Electricity Prices, Supply and Capacity by Source. Massachusetts electric utilities generated $4.74 billion in year-to-date revenue as of July 2010. This was 3.7 percent less than the same period in 2009, while they sold 5.0 percent more electricity. Massachusetts had the fourth highest electric rate in the country in 2008 (16.27 cents per kilowatt hour) while the U.S. average was 9.74. This was an increase of 7.3 percent for Massachusetts and an increase of 6.7 percent for the U.S. from the previous year. As of October 2010, Massachusetts’s combined electric rate had dropped 8.4 percent since the beginning of the year to 14.54 cents per kilowatt hour. The Massachusetts Net Electricity Trade Index, which represents the State’s electricity self-sufficiency, was 0.74 in 2008. This means that Massachusetts imported 26 percent of its electricity supply, 16,281 million kilowatt hours, from out-of-state. In 2008, two-thirds of Massachusetts generating capacity was oil and natural gas based.

Travel and Tourism. The Massachusetts Office of Travel and Tourism reported a decrease of 4.7 percent in museum and attraction attendance, 1.3 million visitors, in June 2010, compared to June 2009. June 2010

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year-to-date museum and attraction attendance, 5.4 million visitors, was up 0.2 percent compared to the same period in 2009.

Transportation and Warehousing. Between 2001 and 2008, the transportation and warehousing sector of Massachusetts GDP increased by 0.6 percent when measured with year 2000 chained dollars. It contributed 1.6 percent to the total Massachusetts Real GDP in 2008, 0.2 percent less than it did in 2001.

Massachusetts’ major air and seaports are managed by the Massachusetts Port Authority (“Massport”), an independent public authority. According to Massport, Logan had nearly 50 airlines connecting Boston with more than 100 non-stop, domestic and international destinations. Based on total passenger volume in calendar year 2009 data, Logan Airport was the most active airport in New England, remaining the 20th most active in the U.S. according to the Federal Aviation Authority and 45th most active in the world according to Airports Council International. Massport reported that as of May 2010, total airport flight operations were up 1.4 percent and total airport passengers were up 6.6 percent from the same period in 2009.

Logan was served by 11 all-cargo and small package/express carriers in 2007. According to the FAA, in calendar year 2009 Logan Airport ranked 29th in the nation in total air cargo volume. In 2009, the airport handled 836 million pounds of cargo; a 15.1 percent decrease from 2008. Massport reported that as of May 2010, the combined cargo volume was up 7.5 percent and total express mail was up 1.6 percent from the same period in 2009.

At Massport’s Port of Boston properties, 2008 total cargo throughput was 14.7 million metric tons, a 5 percent decrease from 2007. Automobile processing increased 166 percent to 26,779 units, and cruise passenger trips increased 15 percent to 269,911. Total containerized cargo at public and private terminals decreased 15 percent to 1.5 million metric tons. The Army Corps of Engineers reported Massachusetts total waterborne cargo shipped or received in 2008 decreased by 7.3 percent to 26.0 million short tons from 2007. Waterborne cargo in New England decreased 7.7 percent while the U.S decreased 3.4 percent.

COMMONWEALTH BUDGET AND FINANCIAL MANAGEMENT CONTROLS

Operating Fund Structure

The Commonwealth’s operating fund structure satisfies the requirements of state finance law and is in accordance with Generally Accepted Accounting Principles (“GAAP”), as defined by the Governmental Accounting Standards Board (“GASB”). The General Fund and other funds that are appropriated in the annual state budget receive most of the non-bond and non-federal grant revenues of the Commonwealth. These funds are referred to as the “budgeted operating funds” of the Commonwealth. Budgeted operating funds are created and repealed from time to time through the enactment of legislation, and existing funds may become inactive when no appropriations are made from them. Budgeted operating funds do not include the capital projects funds of the Commonwealth, into which the proceeds of Commonwealth bonds are deposited.

Two of the budgeted operating funds account for most of the Commonwealth’s appropriated spending: the General Fund and the Commonwealth Transportation Fund (the “Transportation Fund”) (formerly the Highway Fund), from which approximately 94.8% of the statutory basis budgeted operating fund outflows in fiscal 2009 were made. The remaining approximately 5.2% of statutory operating fund outflows occurred in other operating funds: the Stabilization Fund, the Workforce Training Fund, the Massachusetts Tourism Fund, the Inland Fisheries and Game Fund, two administrative control funds, the Intragovernmental Service Fund, and the Temporary Holding Fund. There were also four inactive funds which were authorized by law but had no activity: the Tax Reduction Fund, the Collective Bargaining Reserve Fund, the Dam Safety Trust Fund and the International Educational and Foreign Language Grant Fund. In fiscal 2009, the Commonwealth Stabilization Fund had both inflows and outflows. At the end of a fiscal year, undesignated balances in the budgeted operating funds, unless excluded by law, are used to calculate consolidated net surplus. Under state finance law, balances in the Stabilization Fund and the Tax Reduction Fund, both of which may receive consolidated net surplus funds, and in the Inland Fisheries and Game Fund are excluded from the consolidated net surplus calculation.

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Overview of Operating Budget Process

Generally, funds for the Commonwealth’s programs and services must be appropriated by the Legislature. The process of preparing a budget begins with the Executive branch early in the fiscal year preceding the fiscal year for which the budget will take effect. The legislative budgetary process begins in late January (or, in the case of a newly elected Governor, not later than early March) with the Governor’s budget submission to the Legislature for the fiscal year commencing in the ensuing July. The Massachusetts constitution requires that the Governor recommend to the Legislature a budget which contains a statement of all proposed expenditures of the Commonwealth for the upcoming fiscal year, including those already authorized by law, and of all taxes, revenues, loans and other means by which such expenditures are to be defrayed. State finance law requires the Legislature and the Governor to approve a balanced budget for each fiscal year, and the Governor may approve no supplementary appropriation bills that would result in an unbalanced budget. However, this is a statutory requirement that may be superseded by an appropriation act.

The House Ways and Means Committee considers the Governor’s budget recommendations and, with revisions, proposes a budget to the full House of Representatives. Once approved by the House, the budget is considered by the Senate Ways and Means Committee, which in turn proposes a budget to be considered by the full Senate. In recent years, the legislative budget review process has included joint hearings by the Ways and Means Committees of the Senate and the House. After Senate action, a legislative conference committee develops a joint budget recommendation for consideration by both houses of the Legislature, which upon adoption is sent to the Governor. Under the Massachusetts constitution, the Governor may veto the budget in whole or disapprove or reduce specific line items (line item veto). The Legislature may override the Governor’s veto or specific line-item vetoes by a two-thirds vote of both the House and Senate. The annual budget legislation, as finally enacted, is known as the General Appropriations Act (“GAA”).

In years in which the GAA is not approved by the Legislature and the Governor before the beginning of the applicable fiscal year, the Legislature and the Governor generally approve a temporary budget under which funds for the Commonwealth’s programs and services are appropriated based upon the level of appropriations from the prior fiscal year budget.

State finance law requires the Commonwealth to monitor revenues and expenditures during a fiscal year. For example, the Secretary of Administration and Finance is required to provide quarterly revenue estimates to the Governor and the Legislature, and the Comptroller publishes a quarterly report of planned and actual revenues. Department heads are required to notify the Secretary of Administration and Finance and the House and Senate Committees on Ways and Means of any anticipated decrease in estimated revenues for their departments from the federal government or other sources or if it appears that any appropriation will be insufficient to meet all expenditures required in the fiscal year by any law, rule, regulation or order not subject to the administrative control. The Secretary of Administration and Finance must notify the Governor and the House and Senate Committees on Ways and Means whenever the Secretary determines that revenues will be insufficient to meet authorized expenditures. The Secretary of Administration and Finance is then required to compute projected deficiencies and, under Section 9C of Chapter 29 of the General Laws, the Governor is required to reduce allotments, to the extent lawfully permitted to do so, or submit proposals to the Legislature to raise additional revenues or to make appropriations from the Stabilization Fund to cover such deficiencies. The Supreme Judicial Court has ruled that the Governor’s authority to reduce allotments of appropriated funds extends only to appropriations of funds to state agencies under the Governor’s control.

Cash and Budgetary Controls

The Commonwealth has in place controls designed to ensure that sufficient cash is available to meet the Commonwealth’s obligations, that state expenditures are consistent with periodic allotments of annual appropriations and that monies are expended consistently with statutory and public purposes. Two independently elected Executive Branch officials, the State Treasurer and the State Auditor, conduct the cash management and

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audit functions, respectively. The Comptroller conducts the expenditure control function. The Secretary of Administration and Finance is the Governor’s chief fiscal officer and provides overall coordination of fiscal activities.

Capital Investment Process and Controls

Capital expenditures are primarily financed with debt proceeds and federal grants. Authorization for capital investments requires approval by the Legislature, and the issuance of debt must be approved by a two-thirds vote of each house of the Legislature. Upon such approval to issue debt, the Governor submits a bill to the Legislature, as required by the State constitution, to set the terms and conditions of the borrowing for the authorized debt. The State Treasurer issues authorized debt at the request of the Governor, and the Governor, through the Secretary of Administration and Finance, controls the amount of capital expenditures through the allotment of funds pursuant to such authorizations.

Based on outstanding authorizations, the Executive Office for Administration and Finance, at the direction of the Governor and in conjunction with the cabinet and other officials, establishes a capital investment plan. The plan is an administrative guideline and subject to amendment at any time. The plan assigns authority for secretariats and agencies to spend on capital projects and is reviewed each fiscal year. The primary policy objectives of the plan are to determine and prioritize the Commonwealth’s investment needs, to determine the affordable level of debt that may be issued and the other funding sources available to address these investment needs, and to allocate these limited capital investment resources among the highest priority projects.

The Comptroller has established various funds to account for financial activity related to the acquisition or construction of capital assets. In addition, accounting procedures and financial controls have been instituted to limit agency capital spending to the levels approved by the Governor. All agency capital spending is tracked against the capital investment plan on both a cash and encumbrance accounting basis on the State’s accounting system, and federal reimbursements are budgeted and monitored against anticipated receipts.

Cash Management Practices of State Treasurer

The State Treasurer is responsible for ensuring that all Commonwealth financial obligations are met on a timely basis. The Massachusetts constitution requires that all payments by the Commonwealth (other than debt service) be made pursuant to a warrant approved by the Governor’s Council. The Comptroller prepares certificates which, with the advice and consent of the Governor’s Council and approval of the Governor, become the warrant to the State Treasurer. Once the warrant is approved, the State Treasurer’s office disburses the money.

The Cash Management Division of the State Treasurer’s office accounts on a daily basis for cash received into over 600 separate accounts of the Department of Revenue and other Commonwealth agencies and departments. The Division relies primarily upon electronic receipt and disbursement systems.

The State Treasurer, in conjunction with the Executive Office for Administration and Finance, is required to submit quarterly cash flow projections for the then current fiscal year to the House and Senate Committees on Ways and Means on or before each September 1, December 1, March 1 and June 1. The projections must include estimated sources and uses of cash, together with the assumptions from which such estimates were derived and identification of any cash flow gaps. The State Treasurer’s office, in conjunction with the Executive Office for Administration and Finance, is also required to develop quarterly and annual cash management plans to address any gap identified by the cash flow projections and variance reports. The State Treasurer’s office oversees the issuance of short-term debt to meet cash flow needs, including the issuance of commercial paper.

Under State finance law, the State Treasurer may invest Commonwealth funds in obligations of the United States Treasury, bonds or notes of various states and municipalities, corporate commercial paper meeting specified ratings criteria, bankers acceptances, certificates of deposit, repurchase agreements secured by United

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States Treasury obligations, money market funds meeting specified ratings criteria, securities eligible for purchase by a money market fund operated in accordance with Rule 2a-7 of the federal Securities and Exchange Commission or investment agreements meeting specified ratings criteria. Cash that is not needed for immediate funding needs is invested in the Massachusetts Municipal Depository Trust. The State Treasurer serves as trustee of the Trust and has sole authority pertaining to rules, regulations and operations of the Trust. The Trust has two investment options: a money market fund and a short-term bond fund. General operating cash is invested in the money market fund, which is administered in accordance with Rule 2a-7 of the Securities and Exchange Commission and additional policies and investment restrictions adopted by the State Treasurer. The three objectives for the money market fund are safety, liquidity and yield. The money market fund maintains a stable net asset value of one dollar and is marked to market daily. Moneys in the Stabilization Fund, which are not used by the Commonwealth for liquidity, are invested in both the money market fund and the short-term bond fund. The short-term bond fund invests in a diversified portfolio of high-quality investment-grade fixed-income assets that seeks to obtain the highest possible level of current income consistent with preservation of capital and liquidity. The portfolio is required to maintain an average credit rating of A-. The duration of the portfolio is managed to within +/- one half year duration of the benchmark. The benchmark for the short-term bond fund, as of June 8, 2010, was the Barclays Capital 1-to-5-year Government/Credit Index, which includes all medium and larger issues of United States government, investment-grade corporate and investment-grade international dollar-denominated bonds that have maturities between one and five years and are publicly issued.

Audit Practices of State Auditor

The State Auditor is mandated under State law to conduct an audit at least once every two years of all activities of the Commonwealth. The audit encompasses 750 entities, including the court system and the independent authorities, and includes an overall evaluation of management operations. The State Auditor also has the authority to audit federally aided programs and vendors under contract with the Commonwealth, as well as to conduct special audit projects. The State Auditor conducts both financial compliance and performance audits in accordance with generally accepted government auditing standards issued by the Comptroller General of the United States. In addition, and in conjunction with an independent public accounting firm, the State Auditor performs a significant portion of the audit work relating to the State single audit.

Within the State Auditor’s office is the Division of Local Mandates, which evaluates all proposed and actual legislation to determine the financial impact on the Commonwealth’s cities and towns. In accordance with State law, the Commonwealth is required to reimburse cities and towns for any costs incurred through mandated programs established after the passage of Proposition 2 1/2, the statewide tax limitation enacted by the voters in 1980, unless expressly exempted from those provisions, and the State Auditor’s financial analysis is used to establish the amount of reimbursement due to the Commonwealth’s cities and towns.

Also within the State Auditor’s office is the Bureau of Special Investigations, which is charged with the responsibility of investigating fraud within public assistance programs.

Stabilization Fund

The Stabilization Fund is established by state finance law as a reserve of surplus revenues to be used for the purposes of covering revenue shortfalls, covering state or local losses of federal funds or for any event which threatens the health, safety or welfare of the people or the fiscal stability of the Commonwealth or any of its political subdivisions. The fund is sometimes referred to as the State’s “rainy day fund,” serving as a source of financial support for the state budget in times of slow or declining revenue growth and as the primary source of protection against having to make drastic cuts in state services in periods of economic downturns.

Required Deposits and Allowable Stabilization Fund Balance. Beginning July 1, 2004, state finance law has provided that (i) 0.5% of the net tax revenues from each fiscal year must be deposited into the Stabilization Fund at fiscal year-end, (ii) 0.5% of current-year net tax revenues must be made available for the next fiscal year

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before the year-end surplus is calculated and (iii) any remaining amount of the year-end surplus must be transferred to the Stabilization Fund. Prior to fiscal 2004, the allowable Stabilization Fund balance at fiscal year-end could not exceed 10% of the total revenues for that year. Since fiscal 2004, the allowable Stabilization Fund balance has been 15% of total current-year revenues. If the Stabilization Fund balance exceeds the allowable limit, the excess amounts are to be transferred to the Tax Reduction Fund.

The fiscal 2010 budget authorizes the transfer of $199 million from the Stabilization Fund to the General Fund and the transfer of all fiscal 2010 interest earnings. As of July 8, 2010, the Executive Office for Administration and Finance anticipated utilizing $149 million of the $199 million authorization. The budget also suspends the statutorily required deposit for fiscal 2010. Supplemental budget legislation signed into law on November 24, 2009 authorized an additional transfer of $35.8 million from the Stabilization Fund to the General Fund. The Governor’s budget recommendations for fiscal 2011 proposed to suspend the statutorily required deposit and transfer $146 million from the Stabilization Fund to the General Fund. As of June 8, 2010, neither the House nor the Senate relied on a withdrawal from the Stabilization Fund as part of their respective versions of the fiscal 2011 budget.

LONG-TERM LIABILITIES

General Authority to Borrow

Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the Legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

The Commonwealth has waived its sovereign immunity and consented to be sued on contractual obligations, which includes bonds and notes issued by it and all claims with respect thereto. However, the property of the Commonwealth is not subject to attachment or levy to pay a judgment, and the satisfaction of any judgment generally requires legislative appropriation. Enforcement of a claim for payment of principal of or interest on bonds and notes of the Commonwealth may also be subject to the provisions of federal or Commonwealth statutes, if any, hereafter enacted extending the time for payment or imposing other constraints upon enforcement, insofar as the same may be constitutionally applied. The United States Bankruptcy Code is not applicable to states.

Commonwealth Debt. The State Treasurer is statutorily responsible for the borrowing needs of the Commonwealth, including short-term cash flow needs and long-term borrowing needs for the capital budget. Borrowing is accomplished through the sale of short-term notes and long-term bonds. The Commonwealth is authorized to issue three types of direct debt – general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Commonwealth Transportation Fund (formerly the Highway Fund) or with a pledge of receipts credited to the Convention Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements.

Other Long-Term Liabilities. The Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as (a) general obligation contract assistance

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liabilities, (b) budgetary contract assistance liabilities or (c) contingent liabilities. In addition, the Commonwealth is authorized to pledge its credit in support of scheduled, periodic payments to be made by the Commonwealth under interest rate swaps and other hedging agreements related to bonds or notes of the Commonwealth.

General obligation contract assistance liabilities arise from statutory requirements for payments by the Commonwealth to the Massachusetts Water Pollution Abatement Trust, the Massachusetts Department of Transportation and the Massachusetts Development Finance Agency that are used by such entities to pay a portion of the debt service on certain of their outstanding bonds. Such liabilities constitute a pledge of the Commonwealth’s credit for which a two-thirds vote of the Legislature is required.

Budgetary contract assistance liabilities arise from statutory requirements for payments by the Commonwealth under capital leases and other contractual agreements. Such liabilities do not constitute a pledge of the Commonwealth’s credit.

Contingent liabilities relate to debt obligations of certain independent authorities and agencies of the Commonwealth that are expected to be paid without Commonwealth assistance, but for which the Commonwealth has some kind of liability if expected payment sources do not materialize. These liabilities consist of guaranties and similar obligations with respect to which the Commonwealth’s credit has been or may be pledged, as in the case of certain debt obligations of the Massachusetts Bay Transportation Authority (“MBTA”); regional transit authorities; the Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority; and the higher education building authorities. The Commonwealth has certain statutorily contemplated payment obligations with respect to which the Commonwealth’s credit has not been pledged, as in the case of the Commonwealth’s obligation to replenish the capital reserve funds securing certain debt obligations of the Massachusetts Housing Finance Agency and the Commonwealth’s obligation to fund debt service, solely from monies otherwise appropriated for the affected institution, owed by certain community colleges and state colleges on bonds issued by the Massachusetts Health and Educational Facilities Authority and the Massachusetts State College Building Authority.

Statutory Limit on Direct Debt. Legislation enacted in December 1989 imposes a limit on the amount of outstanding “direct” bonds of the Commonwealth. The law, which is codified in Section 60A of Chapter 29 of the General Laws, set a fiscal 1991 limit of $6.8 billion and provided that the limit for each subsequent fiscal year was to be 105% of the previous fiscal year’s limit. This limit is calculated under the statutory basis of accounting, which differs from GAAP in that the principal amount of outstanding bonds is measured net of underwriters’ discount, costs of issuance and other financing costs. The law further provides that bonds to be refunded from the proceeds of Commonwealth refunding bonds are to be excluded from outstanding “direct” bonds upon the issuance of the refunding bonds. Pursuant to special legislation enacted over the years, certain outstanding Commonwealth debt obligations are not counted in computing the amount of bonds subject to the limit, including Commonwealth refunding/restructuring bonds issued in September and October 1991, federal grant anticipation notes, bonds issued to pay operating notes issued by the MBTA or to reimburse the Commonwealth for advances to the MBTA, bonds payable from the Central Artery and Statewide Road and Bridge Infrastructure Fund, bonds issued to finance the Massachusetts School Building Authority and bonds issued to finance the Commonwealth’s accelerated structurally-deficient bridge program. As of June 8, 2010, the statutory limit on “direct” bonds during fiscal 2010 was approximately $17.183 billion.

Limit on Debt Service Appropriations. In January 1990, legislation was enacted to impose a limit on debt service appropriations in Commonwealth budgets beginning in fiscal 1991. The law, which is codified as Section 60B of Chapter 29 of the General Laws, provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt of the Commonwealth.

Debt service relating to bonds that are excluded from the debt limit on direct debt is not included in the limit on debt service appropriations. Section 60B is subject to amendment or repeal by the Legislature at any time and may be superseded in the annual appropriations act for any year.

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General Obligation Debt

The Commonwealth issues general obligation bonds and notes pursuant to Chapter 29 of the General Laws. General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit are pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note.

As of December 31, 2009, the Commonwealth had approximately $17.2 billion in general obligation bonds outstanding, of which $13.6 billion, or approximately 79%, was fixed rate debt and $3.6 billion, or 21%, was variable rate debt. The Commonwealth’s outstanding general obligation variable rate debt consists of several variable rate structures. Most of the outstanding variable rate bonds are in the form of variable rate demand bonds, which account for $2.2 billion of outstanding general obligation debt as of December 31, 2009. Other outstanding variable rate structures include London Interbank Offered Rate (LIBOR) index bonds, auction rate securities, and consumer price index bonds. Of the variable rate debt outstanding, the interest rates on $3.2 billion, or approximately 19% of total general obligation debt, have been synthetically fixed by means of floating-to-fixed interest rate swap agreements. These agreements are used as hedges to mitigate the risk associated with variable rate bonds.

Under legislation approved by the Governor on August 11, 2008, scheduled, periodic payments to be made by the Commonwealth pursuant to swap agreements in existence on August 1, 2008 or entered into after such date constitute general obligations of the Commonwealth to which its full faith and credit are pledged. The remaining variable rate debt of $323 million, or approximately 2% of the total outstanding general obligation debt, is unhedged and, accordingly, floats with interest rates re-set on a weekly basis.

As of December 31, 2009, the Commonwealth had outstanding approximately $145.1 million ($76.4 million principal and $68.8 million discount) of variable rate “U. Plan” bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with the interest, as of June 8, 2010, at the rate of 0.5%.

The Commonwealth has issued general obligation bonds in the form of Build America Bonds (“BABs”). BABs were authorized under the federal American Recovery and Reinvestment Act of 2009 (“ARRA”). Pursuant to ARRA, the Commonwealth is entitled to receive a cash subsidy from the federal government equal to 35% of the investment payable on the BABs provided the Commonwealth makes certain required filings in accordance with applicable federal rules. Such interest subsidy payments are treated under federal law as overpayments of tax and, accordingly, are subject to offset against certain amounts that may be owed by the Commonwealth to the federal government or its agencies. The Commonwealth is obligated to make payments of principal and interest on the BABs whether or not it receives interest subsidy payments. As of June 1, 2010, the Commonwealth had approximately $1.4 billion of BABs outstanding.

The Commonwealth is authorized to issue short-term general obligation debt as revenue anticipation notes or bond anticipation notes. Revenue anticipation notes may be issued by the State Treasurer in any fiscal year in anticipation of revenue receipts for that year. Revenue anticipation notes must be repaid no later than the close of the fiscal year in which they are issued. Bond anticipation notes may be issued by the State Treasurer in anticipation of the issuance of bonds, including, in some circumstances, special obligation bonds. In addition, as of June 8, 2010, the Commonwealth had liquidity support for an $800 million commercial paper program which it utilizes regularly for cash flow purposes. In addition to borrowing via its commercial paper program, the Commonwealth issues fixed-rate revenue anticipation notes (or “RANs”).

Special Obligation Debt

The Commonwealth Transportation Fund. Section 2O of Chapter 29 of the General Laws, as amended, authorizes the Commonwealth to issue special obligation bonds secured by all or a portion of revenues accounted

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to the Commonwealth Transportation Fund (formerly the Highway Fund). Revenues, which are currently accounted to the Commonwealth Transportation Fund, are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax and registry of motor vehicles fees. Chapter 33 of the Acts of 1991 authorizes the Commonwealth to issue such special obligation bonds in an aggregate amount not to exceed $1.125 billion. As of December 31, 2009, the Commonwealth had outstanding $449.5 million of such special obligation bonds secured by a pledge of 6.86¢ of the 21¢ motor fuels excise tax.

On August 4, 2008, the Governor approved legislation that authorizes the issuance of an additional $1.9 billion of special obligation bonds secured by a pledge of motor fuels excise tax receipts to fund a portion of the Commonwealth’s accelerated structurally deficient bridge program. The legislation was amended in 2009 to allow the State Treasurer to issue special obligation bonds payable solely from moneys credited to the Commonwealth Transportation Fund for the accelerated structurally-deficient bridge program.

On December 23, 2010 the State Treasurer issued approximately $576.1 million of special obligation bonds secured by a pledge of certain revenues credited to the Commonwealth Transportation Fund (“CTF Bonds”) to fund a portion of the Commonwealth’s accelerated structurally deficient bridge program. The Commonwealth elected to issue such bonds as BABs (approximately $419.8 million) and Recovery Zone Economic Development Bonds (RZEDBs) (approximately $156.4 million) for purposes of ARRA. Such election entitles the Commonwealth to receive cash subsidy payments from the federal government equal to 35% of the debt service payable on the BABs and 45% of the debt service payable on the RZEDBs provided, in both cases, the Commonwealth makes certain required filings in accordance with applicable federal rules. Such subsidy payments are treated under federal law as overpayments of tax and, accordingly, are subject to offset against certain amounts that may be owed by the Commonwealth to the federal government or its agencies. As of February 1, 2011, under current law, such payments received by the Commonwealth are required to be deposited in the General Fund and thus do not secure the CTF Bonds. The Commonwealth has indicated that the Executive Office for Administration and Finance intends to seek legislative authority to provide that such payments will be pledged to secure the CTF Bonds.

Convention Center Fund. Chapter 152 of the Acts of 1997, as amended, authorizes $694.4 million of special obligation bonds to be issued for the purposes of building a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million). The bonds are payable from monies credited to the Convention Center Fund created by such legislation, which include certain hotel tax receipts from hotels in Boston, Cambridge, Springfield and Worcester, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, a surcharge on sightseeing tours and cruises in Boston and sales tax receipts from certain hotels and other retail establishments in Boston, Cambridge and Springfield. The legislation requires a capital reserve fund to be maintained at a level equal to maximum annual debt service and provides that if the fund falls below its required balance, the 2.75% convention center financing fee in Boston is to be increased (though the overall hotel tax in Boston, including the fee, cannot exceed 14%). In June 2004, the Commonwealth issued $686.7 million of special obligation bonds secured solely by the pledge of receipts of tax revenues within the special districts surrounding the centers and other special revenues connected to such facilities, $638.7 million of which remained outstanding as of December 31, 2009.

Federal Grant Anticipation Notes

The Commonwealth has issued federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized, to finance the current cash flow needs of the Central Artery/Ted Williams Tunnel Project (“CA/T Project”) in anticipation of future federal reimbursements. The legislation authorizing such notes contains a statutory covenant that as long as any such grant anticipation notes remain outstanding, the Commonwealth will deposit all federal highway reimbursements into the Grant Anticipation Note Trust Fund, to be released to the Commonwealth once all the debt service and reserve funding obligations of the trust agreement securing the grant anticipation notes have been met. If the United States Congress reduces

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the aggregate amount appropriated nationwide for federal highway spending to less than $17.1 billion and debt service coverage with respect to the notes falls below 120%, then the legislation further pledges that 10¢ per gallon of existing motor fuel tax collections will be deposited into the trust fund, to be used for debt service on the notes, subject to legislative appropriation. Principal amortization of the notes began in fiscal 2006 and is slated to continue through fiscal 2015. Under the trust agreement securing the notes, aggregate annual debt service on grant anticipation notes may not exceed $216 million unless the rating agencies rating the notes confirm that exceeding $216 million in annual debt service will not cause them to withdraw or reduce their credit ratings. Such notes and the interest thereon are secured solely by the pledge of federal highway construction reimbursement payments and by a contingent pledge of certain motor fuels excises. In practice, the interest on such notes has been paid from State appropriations. As of December 31, 2009, $910 million of such notes remained outstanding.

On August 4, 2008, the Governor approved legislation authorizing the issuance of an additional $1.1 billion of grant anticipation notes secured by future federal funds to fund a portion of the Commonwealth’s accelerated structurally deficient bridge program. Similar to the notes issued for the CA/T Project, as of June 8, 2010, the Commonwealth expected to pay interest on the notes for the bridge program from State appropriations. As of that date, however, no such notes had been issued.

On December 23, 2010 the State Treasurer issued approximately $480.5 million of federal grant anticipation notes to refund a portion of the Commonwealth’s outstanding federal grant anticipation notes (approximately $380.5 million) and to finance a portion of the Commonwealth’s accelerated structurally deficient bridge program ($100 million). The new-money notes were issued as BABs, entitling the Commonwealth to receive cash subsidy payments from the federal government equal to 35% of the debt service payable on such bonds provided the Commonwealth makes certain required filings in accordance with applicable federal rules. Such subsidy payments are treated under federal law as overpayments of tax and, accordingly, are subject to offset against certain amounts that may be owed by the Commonwealth to the federal government or its agencies. As of February 1, 2011, under current law, such payments received by the Commonwealth are required to be deposited in the General Fund and thus do not secure such notes. The Commonwealth has indicated that the Executive Office for Administration and Finance intends to seek legislative authority to provide that such payments will be pledged to secure the notes. The refunding notes are secured by the same senior lien on federal highway receipts and other pledged funds that secures other outstanding federal grant anticipation notes, except that the back-up 10¢-per-gallon gasoline tax pledge is now subordinated to the general pledge of Commonwealth Transportation Fund receipts associated with the CTF Bonds, and that senior lien has been closed to future issuance of debt. The new-money notes are subordinated to the refunding notes and other senior federal grant anticipation notes, but are also secured by a back-up pledge of net amounts in the Commonwealth Transportation Fund after application of such amounts in accordance with the trust agreements securing the CTF Bonds, the senior federal grant anticipation notes and previously issued gasoline tax bonds.

General Obligation Contract Assistance Liabilities

Massachusetts Department of Transportation, as successor to the Massachusetts Turnpike Authority. On February 19, 1999, the Commonwealth and the Massachusetts Turnpike Authority entered into a contract which provides for the Commonwealth to make annual operating assistance payments to the Massachusetts Department of Transportation, as successor to the Turnpike Authority, which are capped at $25 million annually and extend until the end of the 40th fiscal year following the transfer of certain facilities associated with the Commonwealth’s CA/T Project to the Massachusetts Department of Transportation. On June 30, 2009, the Commonwealth and the Turnpike Authority entered into a contract for financial assistance which provides for the payment by the Commonwealth to the Massachusetts Department of Transportation, as successor to the Turnpike Authority, of $100 million per fiscal year, commencing July 1, 2009 until June 30, 2039. Payments under both contracts constitute a general obligation pledge of the Commonwealth for which the full faith and credit of the Commonwealth are pledged.

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Massachusetts Water Pollution Abatement Trust. The Massachusetts Water Pollution Abatement Trust (the “Trust”) manages the Commonwealth’s state revolving fund program under the federal Clean Water Act and the federal Safe Drinking Water Act. The Trust is authorized to apply for and accept federal grants and associated Commonwealth matching grants to capitalize the revolving funds and to issue debt obligations to make loans to local governmental units and others to finance eligible water pollution abatement and water treatment projects. Under state law, loans made by the Trust are required to provide for subsidies or other financial assistance to reduce the debt service expense on the loans. As of June 8, 2010, most new loans made by the Trust bear interest at 2%. Other loans made by the Trust have, in the past, and may in the future, bear interest at lower rates, including a zero rate of interest, and a portion of the principal of certain loans has also been subsidized by the Trust. To provide for a portion of the subsidy on most of its loans, the Trust receives contract assistance payments from the Commonwealth. Under the Trust’s enabling act, the aggregate annual contract assistance payment for the Trust’s Clean Water Act program may not exceed $71 million, and the aggregate annual contract assistance payment for the Trust’s Safe Drinking Water Act program may not exceed $17 million. The Commonwealth’s agreement to provide contract assistance constitutes a general obligation of the Commonwealth for which its faith and credit are pledged, and the Commonwealth’s contract assistance payments are pledged as security for repayment of the Trust’s debt obligations. As of December 31, 2009, the Trust had approximately $3.3 billion of bonds outstanding. Approximately 14.2% of the Trust’s aggregate debt service is covered by Commonwealth contract assistance. As of June 8, 2010, the Commonwealth indicated that the Trust intended to issue additional fixed-rate bonds in the aggregate principal amount of approximately $520 million in July 2010.

Massachusetts Development Finance Agency. On June 12, 2008, the Governor approved legislation amending a 2006 law authorizing an “infrastructure investment incentive” program, known as “I-Cubed.” The amendment, among other things, clarifies the manner in which the program is to be financed and the security for the related bonds. Under the program, up to $250 million of public infrastructure improvements to support significant new private developments may be financed by bonds issued by the Massachusetts Development Finance Agency (“MassDevelopment”) that will be secured by and payable from a general obligation pledge of contract assistance from the Commonwealth. Until a related new private development is completed and occupied, the developer’s property will be assessed by the municipality in which the development is located in amounts equal to the debt service cost on the bonds to reimburse the Commonwealth for such cost. After each phase of the private development is completed and occupied, the municipality will be required to reimburse the Commonwealth for any portion of the debt service cost on the bonds that is not covered by new state tax revenues generated from the related private development. The municipality’s reimbursement obligation will be secured by a general obligation pledge of the municipality, a local aid intercept and a reserve fund which must be funded in an amount equal to or greater than two years of debt service on the bonds. The obligation of the municipality ends when the Commonwealth has collected revenues sufficient to pay principal and interest payments to date plus all remaining principal payments due. Pursuant to this legislation, in April 2010, MassDevelopment issued $10 million of two-year bond anticipation notes in anticipation of the issuance of up to $20 million of bonds to finance certain public infrastructure costs at a development in Somerville, Massachusetts.

Legislation approved by the Governor on August 8, 2008 includes an authorization to finance up to $43 million of the costs of a parkway at the former South Weymouth naval air base to support the development of the former base. Similar to the I-Cubed program financing model, the bonds to be issued by MassDevelopment to finance the parkway will be secured and payable from a general obligation pledge of contract assistance from the Commonwealth. In the event that the new state tax revenues generated from the new private development are less than the debt service cost on the bonds, it is expected that the South Shore Tri-Town Development Corporation, a public entity with municipal taxing and other powers over the geographic area of the former base, would be required to reimburse the Commonwealth for any such shortfall. The legislation provides that such payment obligations of the Corporation be secured by a general obligation pledge of the Corporation. Pursuant to this legislation, as of June 8, 2010, MassDevelopment expected to issue approximately $30 million in bonds in June 2010.

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Budgetary Contract Assistance Liabilities

Plymouth County Certificates of Participation. In May 1992, Plymouth County caused to be issued approximately $110.5 million of certificates of participation to finance the construction of a county correctional facility. In March 1999, Plymouth County caused to be issued approximately $140.1 million of certificates of participation to advance refund the 1992 certificates, construct an administration office building and auxiliary facilities near the county correctional facility and fund repairs and improvements to the facility. The certificates bear interest at a fixed rate with a final maturity of April 1, 2022. The Commonwealth, acting through the Executive Office of Public Safety and Security and the Department of Correction, is obligated under a memorandum of agreement with Plymouth County to pay an amount at least equal to the debt service on the outstanding certificates of participation, but are subject to appropriation of such amounts by the Legislature in the annual budgetary line item for the Executive Office of Public Safety and Security. The obligation of the Commonwealth under the memorandum of agreement does not constitute a general obligation or a pledge of the credit of the Commonwealth. As of December 31, 2009, such certificates were outstanding in the aggregate principal amount of $94,205,000. The Commonwealth has indicated that it is considering refunding opportunities, including issuing refunding bonds as Commonwealth general obligation bonds, which is permitted pursuant to authorization granted in legislation approved by the Governor on August 11, 2008.

Route 3 North Transportation Improvements Association Commonwealth Lease Revenue Bonds. In August 2000, the Route 3 North Transportation Improvements Association issued approximately $394.3 million of lease revenue bonds to finance the reconstruction and widening of a portion of state Route 3 North. In May 2002, the Route 3 North Transportation Improvements Association issued approximately $312.7 million of additional lease revenue bonds, $305.6 million of which were issued as refunding bonds. In connection with the financing, the Commonwealth leased the portion of the highway to be improved to the Association, and the Association leased the property back to the Commonwealth pursuant to a sublease. Under the sublease, the Commonwealth is obligated to make payments equal to the debt service on the bonds and certain other expenses associated with the project. The obligations of the Commonwealth do not constitute a general obligation or a pledge of the credit of the Commonwealth and are subject to annual appropriation by the Legislature. In May 2007 and November 2008, the Commonwealth sold general obligation bonds to refund most of the lease revenue bonds and replace them with fixed-rate general obligation bonds. As of December 31, 2009, the Route 3 North Transportation Association had $26.8 million of such lease revenue bonds outstanding, all of which were fixed rate.

Saltonstall Building Redevelopment Corporation Project. In May 2002, MassDevelopment issued $195.8 million of lease revenue bonds pursuant to an agreement to loan the proceeds of the bonds to the MassDevelopment/Saltonstall Building Redevelopment Corporation (“MSBRC”). The loan was used to finance the redevelopment of the Saltonstall State Office Building. Under the provisions of the legislation relating to the building’s redevelopment, the building was leased to MSBRC for a term of up to 50 years, with extension terms permitted for an aggregate of 30 more years. MSBRC paid the Commonwealth $1,699,517 in ground rent and $14,719 in accrued interest for the first six months of fiscal 2010. For January through June 2010, the additional projected ground rent payments were calculated to be $3,218,053, and the accrued interest payments were calculated to be $4,766. As of June 8, 2010, the accrued rent balance was projected to be approximately $2.2 million, and the accrued interest was projected to be approximately $600.

MSBRC has renovated the building and subleased half of it back to the Commonwealth for office space and related parking (for a comparable lease term), in respect of which sublease the Commonwealth makes sublease payments to MSBRC. The remainder of the building has been redeveloped as private office space, as well as private housing units and retail establishments. The obligations of the Commonwealth under the office sublease do not constitute a general obligation or a pledge of the credit of the Commonwealth and are subject to annual appropriation by the Legislature. The Commonwealth’s full-year costs include $7,076,954 per year of base rent and parking space rent for the first five years, after which the parking space rent may be adjusted for fair market value every five years. In addition, the Commonwealth’s estimated pro-rata share of office operating expense reimbursements has been escalating at 3% per year, and the Commonwealth’s replacement reserve contribution

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has been calculated at 21¢ per rental square foot per year. As of December 31, 2009, MSBRC had approximately $169.5 million of such lease revenue bonds outstanding.

Long-Term Operating Leases and Capital Leases. In addition to Commonwealth-owned buildings and facilities, the Commonwealth leases additional space from private parties. In certain circumstances, the Commonwealth has acquired certain types of capital assets under long-term capital leases; typically, these arrangements relate to computer and telecommunications equipment and to motor vehicles.

Contingent Liabilities

Massachusetts Bay Transportation Authority. The MBTA issues its own bonds and notes and is also responsible for the payment of obligations issued by the Boston Metropolitan District prior to the creation of the MBTA in 1964. Prior to July 1, 2000, the Commonwealth supported MBTA bonds, notes and other obligations through guaranties of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of the MBTA’s net cost of service (current expenses, including debt service, minus current income). Beginning July 1, 2000, the Commonwealth’s annual obligation to support the MBTA for operating costs and debt service is limited to a portion of the revenues raised by the Commonwealth’s sales tax, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000 and for MBTA payment obligations related to leases, reimbursement obligations, interest exchange agreements and other financing obligations entered into prior to July 1, 2000. The Commonwealth’s obligation to pay such prior bonds is a general obligation for which its full faith and credit have been pledged. As of December 31, 2009, the MBTA had approximately $855.6 million of such prior bonds outstanding. As of June 8, 2010, such bonds are scheduled to mature annually through fiscal 2030, with annual debt service in the range of approximately $166 million to $156 million through fiscal 2013 and declining thereafter.

Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority. The Steamship Authority operates passenger ferries to Martha’s Vineyard and Nantucket. The Steamship Authority issues its own bonds and notes. Commonwealth support of the bonds and notes of the Steamship Authority includes a Commonwealth guaranty pursuant to statutory provisions requiring the Commonwealth to provide the Authority with funds sufficient to meet the principal of and interest on their bonds and notes as they mature to the extent that funds sufficient for this purpose are not otherwise available to the Authority and the Commonwealth’s payment, under applicable statutory provisions, of the net cost of service of the Steamship Authority (current expenses, including debt service, minus current income). As of June 8, 2010, the Steamship Authority was self-supporting, requiring no net cost of service or contract assistance payments. As of December 31, 2009, the Steamship Authority had approximately $66.5 million of bonds outstanding. The Commonwealth’s obligations to the Steamship Authority are general obligations for which its full faith and credit have been pledged.

University of Massachusetts Building Authority and Massachusetts State College Building Authority. These higher education building authorities, created to assist institutions of public higher education in the Commonwealth, have outstanding bonds, some of which are guaranteed as to their principal and interest by the Commonwealth. The guaranty is a general obligation of the Commonwealth for which its full faith and credit are pledged. In addition to such guaranty, certain revenues of these authorities, including dormitory rental income and student union fees, are pledged to their respective debt service requirements. As of December 31, 2009, the Massachusetts State College Building Authority had approximately $44.8 million of Commonwealth-guaranteed debt outstanding. Under its enabling act, the Massachusetts State College Building Authority is not permitted to issue any additional Commonwealth-guaranteed debt. The Commonwealth noted that the University of Massachusetts Building Authority may have outstanding up to $200 million in Commonwealth-guaranteed debt and had approximately $145.4 million of Commonwealth-guaranteed debt outstanding as of December 31, 2009.

Massachusetts Housing Finance Agency (“MassHousing”). MassHousing is authorized to issue bonds to finance multi-family housing projects within the Commonwealth and to provide mortgage loan financing with respect to certain single-family residences within the Commonwealth. Such bonds are solely the obligations of

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MassHousing, payable directly or indirectly from, and secured by a pledge of, revenues derived from MassHousing’s mortgage on or other interest in the financed housing. MassHousing’s enabling legislation also permits the creation of a capital reserve fund in connection with the issuance of such bonds. No single-family housing bonds secured by capital reserve funds are outstanding, and no such bonds have been issued by MassHousing since 1985. As of December 31, 2009, MassHousing had outstanding approximately $311.6 million of multi-family housing bonds secured by capital reserve funds. Any such capital reserve fund must be in an amount at least equal to the maximum annual debt service in any succeeding calendar year on all outstanding bonds secured by such fund. All such capital reserve funds are maintained at their required levels. If amounts are withdrawn from a capital reserve fund to pay debt service on bonds secured by such fund, upon certification by the chairperson of MassHousing to the Governor of any amount necessary to restore the fund to the above-described requirement, the Legislature may, but is not legally bound to, make an appropriation in such amount. As of June 8, 2010, no such appropriation had been necessary.

Regional Transit Authorities. There are 15 regional transit authorities throughout the Commonwealth that provide public transportation in 231 municipalities with areas not served by the MBTA. These authorities are overseen by the Massachusetts Department of Transportation and are funded from operating revenues, federal subsidies, state subsidies and assessments paid by the participating municipalities. The subsidies and local assessments are paid one fiscal year in arrears to reimburse the authorities for the net cost of service not covered by operating revenues. In anticipation of receipt of these subsidies and local assessments in the following fiscal year, the authorities issue revenue anticipation notes to fund their net costs of service. Legislation approved by the Governor on July 13, 2008 provided for the Commonwealth guaranty for revenue anticipation notes issued by regional transit authorities. The legislation provides that the Commonwealth is required to pay any principal or interest on any such note if the authority does not have sufficient funds to make the payment and grants the holder of any such note the right to require such payment by the Commonwealth, which right is enforceable as a claim against the Commonwealth. As of December 31, 2009, revenue anticipation notes issued by regional transit authorities were outstanding in the aggregate principal amount of approximately $145.3 million.

Massachusetts Health and Educational Facilities Authority. On August 10, 2010, the Governor approved legislation, effective October 1, 2010, that authorizes the Massachusetts Health and Educational Facilities Authority (“HEFA”) to issue bonds for the benefit of nonprofit community hospitals and nonprofit community health centers. Such bonds would be secured by capital reserve funds funded at the time of bond issuance in an amount equal to maximum annual debt service on the bonds. The legislation provides that the Authority is to notify the Governor if any such capital reserve fund needs to be replenished, and that the Legislature is to appropriate the amount necessary to restore the fund to its required level. The legislation contains no limit on the amount of such bonds that may be issued. Any project to be financed by such bonds must be approved by the Secretary of Health and Human Services, and any loan to a community hospital or community health center (and the issuance and terms of the related bonds) must be approved by the Secretary of Administration and Finance. If any such institution defaults on a loan, any moneys in the custody of the Commonwealth that are payable to the institution may be withheld by the Commonwealth and used to pay debt service or to replenish the applicable capital reserve fund. If, following a Commonwealth transfer to replenish a capital reserve fund, the applicable institution fails to reimburse the Commonwealth within six months, the Commonwealth may withhold funds payable to the institution, and all contracts issued by the Group Insurance Commission, the Commonwealth Health Insurance Connector Authority and MassHealth to a third party for the purposes of providing health care insurance paid for by the Commonwealth are to provide that the third party is to withhold payments to the institution and transfer the withheld amounts to the Commonwealth. If, following a Commonwealth transfer to replenish a capital reserve fund, the Commonwealth has not been fully reimbursed within one year, HEFA would be required to reimburse the Commonwealth according to a schedule to be determined by the Secretary of Administration and Finance.

Massachusetts Development Finance Agency. Under legislation approved by the Governor in August, 2010, MassDevelopment is authorized to issue bonds for the benefit of nonprofit community hospitals and nonprofit community health centers. Such bonds are to be secured by capital reserve funds funded at the time of bond

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issuance in an amount equal to the maximum annual debt service on the bonds. The legislation provides that MassDevelopment is to notify the Governor if any such capital reserve fund needs to be replenished, and that the Legislature is to appropriate the amount necessary to restore the fund to its required level. The legislation contains no limit on the amount of such bonds that may be issued. Any project to be financed by such bonds must be approved by the Secretary of Health and Human Services, and any loan to a community hospital or community health center (and the issuance and terms of the related bonds) must be approved by the Secretary of Administration and Finance. If any such institution defaults on a loan, any moneys in the custody of the Commonwealth that are payable to the institution may be withheld by the Commonwealth and used to pay debt service or to replenish the applicable capital reserve fund. If, following a Commonwealth transfer to replenish a capital reserve fund, the applicable institution fails to reimburse the Commonwealth within six months, the Commonwealth may withhold funds payable to the institution, and all contracts issued by the Group Insurance Commission, the Commonwealth Health Insurance Connector Authority and MassHealth to a third party for the purposes of providing health care insurance paid for by the Commonwealth are to provide that the third party is to withhold payments to the institution and transfer the withheld amounts to the Commonwealth. If, following a Commonwealth transfer to replenish a capital reserve fund, the Commonwealth has not been fully reimbursed within one year, MassDevelopment would be required to reimburse the Commonwealth according to a schedule to be determined by the Secretary of Administration and Finance.

Authorized But Unissued Debt

General obligation bonds of the Commonwealth are authorized to correspond with capital appropriations. Over the last decade, the Commonwealth has typically had a large amount of authorized but unissued debt. However, the Commonwealth’s actual expenditures for capital projects in a given year relate more to the capital needs which the Commonwealth determines it can afford to finance in such year than to the total amount of authorized but unissued debt.

COMMONWEALTH EXPENDITURES

Local Aid

Commonwealth Financial Support for Local Governments. The Commonwealth makes substantial payments to its cities, towns and regional school districts (“local aid”) to mitigate the impact of local property tax limits on local programs and services. Local aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct local aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called “cherry sheet” prepared by the Department of Revenue, excluding certain pension funds and non-appropriated funds. In fiscal 2009, approximately $4.724 billion of the Commonwealth’s budget was allocated to direct local aid. The fiscal 2010 budget was to provide $4.837 billion of state-funded local aid to municipalities.

As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds is earmarked for public education and is distributed through a formula specified in Chapter 70 of the General Laws designed to provide more aid to the Commonwealth’s poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. Since fiscal 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets. Beginning in fiscal 2007, the Legislature implemented a new model for the Chapter 70 program which was adjusted to resolve aspects of the formulas that were perceived to be creating inequities in the aid distribution. The fiscal 2010 budget included state funding for Chapter 70 education aid of $3.870 billion and also included $167 million of federal State Fiscal Stabilization Funds, provided for through ARRA, for Chapter 70 education aid. The $4.037 billion in state and federal funds for Chapter 70 was to bring all school districts to the foundation level called for by 1993 education reform legislation, and was an increase of $89 million over the fiscal 2009 amount of $3.948 billion.

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In fiscal 2009, cities and towns were budgeted to receive $810 million in aid from the State Lottery Fund and $378 million from Additional Assistance. In addition, $124 million in aid was budgeted to support any potential lottery shortfalls in fiscal 2009. Due to the economic recession and falling state tax revenues, the Additional Assistance distribution was reduced through Section 9C budget cuts by $36.9 million (9.74%) and the General Fund supplement to hold the lottery aid harmless was also reduced $91 million (9.74%). The fiscal 2009 budget provided for State Lottery Fund distributions of approximately $843 million. The fiscal 2010 budget eliminated lottery local aid and Additional Assistance and created a new local aid funding source called Unrestricted General Government Aid. This account is now the other major component of direct local aid, providing unrestricted funds for municipal use. As of June 8, 2010, the Commonwealth was projected to spend $936 million in Unrestricted General Government Aid in fiscal 2010. This amount is $377 million lower than the total amount originally budgeted for through lottery aid and Additional Assistance in fiscal 2009.

Property Tax Limits. In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2 1/2 is not a provision of the State constitution and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1/2, as amended, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein or (ii) 2.5% over the previous year’s levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. The law contains certain voter override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special election. Between fiscal 1981 and fiscal 2000, the aggregate property tax levy grew from $3.347 billion to $11.553 billion, a compound annual growth rate of 4.48%.

Medicaid and the Commonwealth Care Trust Fund

The Commonwealth’s Medicaid program, called MassHealth, provides health care to low-income children and families, certain low-income adults, disabled individuals and low-income elders. The program, administered by the Office of Medicaid within the Executive Office of Health and Human Services, generally receives 50% in federal reimbursement on most expenditures. ARRA increased the federal medical assistance percentage (“FMAP”) for expenditures made between October 1, 2008, and December 31, 2010 from 50% to between 56.2% and 61.59%, depending on the Commonwealth’s unemployment rate. The Commonwealth’s FMAP under ARRA for all expenditures in fiscal 2010 was 61.59%. Beginning in fiscal 1999, payments for some children’s benefits became 65% federally reimbursable under the State Children’s Health Insurance Program.

For fiscal 2010, nearly 30% of the Commonwealth’s budget was devoted to Medicaid. It is the largest and has been one of the fastest growing items in the Commonwealth’s budget. Medicaid spending from fiscal 2006 to fiscal 2010 is estimated to have grown by 6.6% on a compound annual basis (including Medicaid administrative expenses and off-budget Medicaid expenses). During the same period, Medicaid enrollment is estimated to have increased 3.2% on a compound annual basis, driven largely by eligibility expansions and the individual mandate prescribed by the 2006 health care reform legislation.

As of June 8, 2010, the fiscal 2010 estimated spending was $9.291 billion which included an assumed fiscal 2010 deficiency figure of $432 million. The Governor approved supplemental legislation that included $200 million in additional funding for the program and filed supplemental legislation that included an additional $163 million. The Commonwealth indicated that the remaining amount was expected to be solved by MassHealth’s ability to transfer surplus funds from the MassHealth Medicare Clawback account. MassHealth is also working on quantifying potential additional exposures in the Children’s Behavioral Health Initiative related to compliance with the remedial plan ordered in Rosie D. et al v. the Governor.

The Governor’s fiscal 2011 budget recommendations included $9.838 billion for the MassHealth program. This is 5.9% higher than fiscal 2010 estimated spending of $9.291 billion. The fiscal 2011 budget fully maintains

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eligibility for MassHealth and funds projected enrollment growth of 3%. The budget keeps MassHealth costs affordable for the Commonwealth and members by maintaining appropriate discipline on rates, instituting new program integrity measures and restructuring dental services. In light of fiscal challenges, the MassHealth adult dental benefit would be restructured to cover preventative and emergency services but not restorative dental services. The Commonwealth has indicated that this change will not impact children or developmentally disabled members, and other members will be able to have access to restorative dental services at Community Health Centers through the Health Safety Net.

Federal 1115 MassHealth Demonstration Waiver. The Medicaid waiver agreement that was signed on December 22, 2008 for the July 1, 2008 – June 30, 2011 waiver period authorizes federal reimbursement for up to approximately $22.7 billion in state health care spending from fiscal 2009 through fiscal 2011, which allows the Commonwealth to spend up to $5.6 billion more over the three-year period than for fiscal 2006 through fiscal 2008. It enables the Commonwealth to claim federal reimbursement for all programs at current eligibility and benefit levels (including for Commonwealth Care’s subsidized coverage of adults up to 300% of the federal poverty level). As of June 8, 2010, the Commonwealth was due to file a waiver renewal application at the end of fiscal 2010 for the period starting July 1, 2011 through June 30, 2014.

Commonwealth Care. State health care reform legislation enacted in 2006 created the Commonwealth Health Insurance Connector Authority (the “Connector Authority”) to, among other things, administer the new Commonwealth Care program, a subsidized health insurance coverage program for adults whose income is up to 300% of the federal poverty level and who do not have access to employer-sponsored insurance. Commonwealth Care began enrolling individuals on October 1, 2006. As of May 1, 2010, over 150,000 residents with incomes up to 300% of the federal poverty level were enrolled in Commonwealth Care.

As of June 8, 2010, the fiscal 2010 budget included $631.7 million for Commonwealth Care. The fiscal 2010 budgeted amount for Commonwealth Care was lower than fiscal 2009 program spending for two reasons: (i) as proposed by the Legislature and enacted into law, Commonwealth Care coverage previously provided to “aliens with special status” (legal immigrants who do not qualify for federal reimbursement because of their arrival in the United States within the last five years) was terminated as of September 1, 2009; and (ii) budgeted amounts reflect new savings initiatives designed to control Commonwealth Care costs while maintaining the integrity of the program. The $631.7 million includes legislation approved by the Governor on August 7, 2009 that provided an additional $40 million to continue state-subsidized health coverage for these aliens with special status through June 30, 2010. On August 31, 2009, the Governor and the Connector Authority announced plans to contract with a health plan to offer this continuing coverage beginning as early as October 1, 2009 – under a new “Commonwealth Care Bridge” program. On October 1, 2009, eligible aliens with special status began to be enrolled in the health plan selected to offer this continuing coverage through Commonwealth Care Bridge.

As of June 8, 2010, the Connector Authority continued to monitor cost and enrollment trends for Commonwealth Care for fiscal 2010 and was expected to revise estimates based on updated information. As of June 8, 2010, spending estimates ranged from $715 million to $730 million, reflecting different potential enrollment scenarios for the program. The cost estimates discussed above represent projections of gross funding needs for Commonwealth Care (net of enrollee contributions) and do not account for federal reimbursement under the Commonwealth’s Medicaid waiver.

The Commonwealth indicated that the Governor’s fiscal 2011 budget recommendations would preserve current eligibility for Commonwealth Care and provide $796.9 million to fund additional enrollment in fiscal 2011 (funding over 20,000 additional members in the program from 2010 enrollment levels). The budget does not assume any increases in Commonwealth Care enrollee premiums in light of 2010 federal “maintenance of effort” requirements. The budget assumes that Plan Type 1 co-payments would increase by $1 for generic drugs, consistent with MassHealth changes (with no co-payment increases for Plans Type 2 and 3) and that dental coverage for Plan Type 1 members would be restructured in the same manner as MassHealth dental benefits. The $796.9 million General Fund contribution includes $75 million for the Commonwealth Care Bridge program.

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The Commonwealth has indicated that this program will continue to be run by the Secretary of Administration and Finance, the Secretary of Health and Human Services and the Executive Director of the Connector.

In addition to the General Fund supported transfer to the Commonwealth Care Trust Fund, the Commonwealth Care program is financed by a number of other revenue sources, including:

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Fair Share Assessment: The “Fair Share” test requires employers with over 11 full-time equivalents to either make a “fair and reasonable” contribution to health insurance for their full-time employees or pay a $295 per employee annual assessment to the State. Revenue estimates for the fair share assessment average over $10 million annually.

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Cigarette Tax Revenue: Starting in fiscal 2009, the State raised taxes on cigarettes by $1 per pack and dedicated the increased revenues to the Commonwealth Care Trust Fund. These revenues are projected to total over $100 million per year.

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Individual Tax Penalties: Adults who can afford health insurance but fail to purchase coverage are required to pay monetary penalties when filing their tax returns. These revenues are projected to generate over $12 million in fiscal 2010 and 2011.

Health Safety Net/Health Safety Net Trust Fund. Overseen by the State’s Division of Health Care Finance and Policy, the Health Safety Net (“HSN”) reimburses hospitals and community health centers for health care services provided to low- and moderate-income uninsured or underinsured residents. It was formerly known as the Uncompensated Care Pool.

The Commonwealth has indicated that success in expanding enrollment in health insurance through health care reform has resulted in decreased HSN utilization and payments. As compared to the Uncompensated Care Pool in fiscal 2007, HSN payments sustained a record drop through the HSN in fiscal 2009 (from $661 million to $414 million).

The fiscal 2010 budget assumed $390 million in dedicated resources for the HSN, including $320 million from hospital and insurer assessments and $70 million from supplemental payments made by other sources. The fiscal 2010 budget also anticipated retaining an additional $21.1 million in accumulated HSN fiscal 2008 and fiscal 2009 surpluses within the Health Safety Net Trust Fund to help address fiscal 2010 demand. In light of these resources, while there was significant uncertainty around HSN program demand for fiscal 2010, given the downturn in the economy and lags in data, as of June 8, 2010, demand was projected to exceed these revenues by $30 million to $60 million. In the event that demand exceeded available revenues, the shortfall was expected to be allocated among hospitals based on rules already established in regulation.

The Governor’s fiscal 2011 budget assumed $420 million in dedicated resources for the HSN, including $320 million from hospital and insurer assessments, $70 million from supplemental payments made by other sources and a $30 million contribution from the General Fund.

The Division of Health Care Finance and Policy continues to monitor HSN service volume and costs, to update evolving trends relating to Trust Fund care demand. The Commonwealth has indicated that projections will likely change as more data emerges regarding demand on the HSN.

Both Commonwealth Care and HSN spending occurs in the Commonwealth Care Trust Fund. As noted above, both the Commonwealth Care program and HSN are financed by a number of different sources.

Federal Health Care Reform. On March 23, 2010 the President signed into law a comprehensive national health reform measure, the Patient Protection and Affordable Health Care Act (“PPACA”) (P.L. 111-148). Many of the provisions that were passed in the PPACA are similar to the Massachusetts health care reform model including the introduction of a health insurance exchange, insurance market reforms, individual mandate requirements to

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ensure that individuals are accessing health insurance, and rules designed to encourage employers to contribute to health insurance for their employees. The Commonwealth has indicated that, unlike many other states, it will not need to devote new state funding to cover populations under the federal Medicaid expansions, as the Commonwealth is already providing coverage exceeding the new federal coverage levels. Instead, PPACA is to provide the Commonwealth with significant additional federal funding for the Commonwealth’s health insurance programs for low-income individuals starting in 2014. The Commonwealth also does not expect to need to devote significant resources to implementation. As of June 8, 2010, the Commonwealth indicated that it was aggressively analyzing this legislation to identify immediate funding opportunities and compliance requirements for the Commonwealth and to begin planning for further adjustments needed as key provisions of national health care reform are gradually phased in (with many taking effect in 2014).

Other Health and Human Services

Office of Health Services. The Office of Health Services encompasses programs and services from the Department of Public Health, the Department of Mental Health and the Division of Health Care Finance and Policy. Their goal is to promote healthy people, families, communities and environments through coordinated care. The departments work in unison to determine that individuals and families can live and work in their communities self-sufficiently and safely. The following are a few examples of programs and services provided by this office: substance abuse programs, immunization services, early intervention programs, environmental health services, youth violence programs, supportive housing and residential services for the mentally ill of all ages, and emergency and acute hospital services. The Division of Health Care Finance and Policy works to improve the delivery of and financing of health care by providing information, developing policies and promoting efficiency that benefit the people of the Commonwealth.

Office of Children, Youth and Family Services. The Office of Children, Youth and Family Services works to provide services to children and their families through a variety of programs and services. The programs and services are offered through the Department of Social Services, the Department of Youth Services, the Department of Transitional Assistance and the Office of Refugees and Immigrants. The collaborative goal of this office is to work to ensure that individuals, children and families are provided with public assistance needed as well as access to programs that will allow for them to be safe and self-sufficient.

Through the Department of Transitional Assistance, the Commonwealth administers four major programs of public assistance for eligible State residents: transitional aid to families with dependent children; emergency assistance; emergency aid to the elderly, disabled and children; and the state supplemental benefits for residents enrolled in the federal supplemental security income program. In addition, the Department is responsible for administering the entirely federally funded Supplemental Nutrition Assistance Program (formerly, food stamps), which provides food assistance to low-income families and individuals. The Department oversees state homeless shelter programs and spending for families and individuals. Lastly, beginning in fiscal 2008, the Department established a new supplemental nutritional program, which provides small supplemental benefits to certain working families currently enrolled in the food stamps program.

The federal welfare reform legislation that was enacted on August 22, 1996 eliminated the federal entitlement program of aid to families with dependent children and replaced it with block grant funding for transitional assistance to needy families (“TANF”). The TANF program replaced Title IV-A of the Social Security Act and allows states greater flexibility in designing programs that promote work and self-sufficiency. The block grant for the Commonwealth was established at $459.4 million annually for federal fiscal years 1997 through 2006. The Commonwealth must meet federal maintenance-of-effort requirements in order to be eligible for the full TANF grant award. In February 2006, federal legislation reauthorized the TANF block grant providing $459.4 million annually to the Commonwealth for the following five years, provided that the Commonwealth meets federal work requirements outlined below.

Under federal TANF program rules, the Commonwealth must meet the federal work participation rate (i.e., the percentage of families receiving assistance that are participating in work or training-related activities allowed under

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the program) of 50% for all TANF families and 90% for two-parent families. Through federal fiscal 2008, the Commonwealth was eligible under the federal program rules to lower the State’s total required work participation rate requirement by applying credits earned through annual caseload reductions while continuing to meet federal requirements for state maintenance of effort spending. Beginning in fiscal 2008, the Commonwealth became subject to a new methodology in determining the total annual caseload reduction credit that could be applied to the State’s work participation target. Because the new methodology diminished the State’s ability to lower its work participation target, the State established a supplemental nutrition program. Working families enrolled in this new program were counted towards the work participation rate and allowed the State to meet the federal participation rate. This avoided potential losses in federal revenue due to penalties, while providing the working poor with a food assistance benefit. In February 2010, the State was informed that, based on the caseload reduction credit for 2008, the revised target was 0%. Consistent with federal guidance in 2009 (under ARRA), the State’s target participation rate for 2008 through 2011 would be the lower of the 2008 or 2009 targets. Based on the 0% for 2008, the targets for 2008 through 2011 were to be 0%. Since the supplemental nutrition program was no longer needed to enable the Commonwealth to meet its target, the program was suspended.

Office of Disabilities and Community Services. The Office of Disabilities and Community Services assists in the welfare of many disadvantaged residents of the Commonwealth through a variety of agencies. Programs and services are provided by the Massachusetts Rehabilitation Commission, the Massachusetts Commission for the Deaf and Hard of Hearing, the Massachusetts Commission for the Blind, the Department of Developmental Services (formerly the Department of Mental Retardation) and the Soldiers’ Homes in Chelsea and Holyoke. These agencies provide assistance to this population and create public awareness to the citizens of the Commonwealth. Other facets of the Office of Disabilities and Community Services include both oversight and inter-agency collaboration which attend to the needs of the community, disabled and multi-disabled population. This holistic approach is designed to ensure that those of all ages with disabilities are able to lead functionally equivalent lives despite limitations that they may face.

Department of Elder Affairs. The Department of Elder Affairs (“Elder Affairs”) provides a variety of services and programs to eligible seniors and their families. Elder Affairs administers supportive and congregate housing programs, regulates assisted living residences, provides home care and caregiver support services, and nutrition programs. Eligibility for services is based largely on age, income, and disability status. The Department of Elder Affairs also administers the Prescription Advantage Program.

Department of Veterans’ Services. The Department of Veterans’ Services provides a variety of services, programs and benefits to eligible veterans and their families. The Department of Veterans’ Services provides outreach services to help eligible veterans enroll in a variety of programs, administers supportive housing and homeless services, and provides over 65,000 veterans, veterans’ spouses and parents with annuity and benefit payments.

Employee Benefits

Group Insurance. The Group Insurance Commission (“GIC”) provides health insurance benefits to approximately 300,000 active and retired state employees and their dependents. Currently, employee contributions are based on date of hire; all employees hired on or before June 30, 2003 contribute 20% of total premium costs and employees hired after June 30, 2003 pay 25% of premium costs. The fiscal 2010 general appropriations act increased premium contributions by 5% for all employees.

The fiscal 2010 budget was consistent with Government Accounting Standards Board (“GASB”) Statement No. 45 and the State’s intent to consolidate spending for current retirees with deposits towards the Commonwealth’s non-pension retiree liability. The original fiscal 2010 budget appropriated $959 million for the GIC to fund health coverage for active employees and their dependents. An updated fiscal 2010 budget authorized transfers of up to $372 million to the State Retiree Benefits Trust Fund for the purpose of making expenditures for retirees and their dependents. Budgeted funding at the GIC in fiscal 2010, including health coverage for active and retired employees and other costs, totaled $1.435 billion.

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The GIC was facing a budget shortfall at the outset of fiscal 2010. To address this gap, the GIC Commission voted to increase co-pays and establish deductibles effective February 1, 2010. Co-pays were increased by about $5 for most services, which brought state employee benefits in line with private sector employee benefits. In addition, a $250 deductible was added for single coverage and up to $750 for families. The Commonwealth indicated that the benefit cuts were projected to save the Commonwealth $18 million in fiscal 2010 and annualize to over $50 million in savings in fiscal 2011.

Pension. Almost all non-federal public employees in the Commonwealth participate in defined-benefit pension plans administered pursuant to state law by 105 public retirement systems. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the state employees’ retirement system) and for teachers of the cities, towns and regional school districts throughout the State (including members of the Massachusetts teachers’ retirement system and teachers in the Boston public schools, who are members of the State-Boston retirement system but whose pensions are also the responsibility of the Commonwealth). The members of the retirement system do not participate in the Social Security System. Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority, and of counties, cities and towns (other than teachers) are covered by 103 separate retirement systems and the Commonwealth is not responsible for making contributions towards the funding of these retirement systems. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers’ Retirement Board. Investment of the assets of the state employees’ and Massachusetts teachers’ retirement systems is managed by the Pension Reserves Investment Management (“PRIM”) Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. Many such retirement boards invest their assets with the PRIM Board, and legislation approved in 2007 allows the PRIM Board to take over the assets of local retirement systems that are less than 65% funded and have failed to come within 2% of the PRIM Board’s performance over a ten-year period. With a very small number of exceptions, the members of these state and local retirement systems do not participate in the federal Social Security System.

The Massachusetts State Employees’ Retirement System (“MSERS”) and the Massachusetts Teachers’ Retirement System (“MTRS”) are the two largest plans of the public contributory retirement systems operated in the Commonwealth. As of January 1, 2010, the MSERS had 85,839 active members and 52,486 retirees and beneficiaries, the MTRS had 88,673 active members and 53,951 retired members and beneficiaries, and the Boston Teachers’ Retirement System (“Boston Teachers”) had 5,564 active members and 3,916 retired members and beneficiaries. Legislation approved in 2010 allows the $12,000 base for annual cost-of-living allowance increases to be increased in multiples of $1,000 for local systems by a majority vote of the local retirement board, subject to approval of the local legislative body.

The MSERS is a single-employer defined-benefit public employee retirements system. The MTRS is a defined-benefit public employee retirement system managed by the Commonwealth on behalf of municipal teachers and municipal teacher retirees. The Commonwealth is a non-employer contributor and is responsible for all contributions and future benefits of the MTRS. Members become vested after ten years of creditable service. Superannuation retirement allowance may be received upon the completion of 20 years of service or upon reaching the age of 55 with ten years of service. Normal retirement for most employees occurs at age 65. For certain hazardous duty and public safety positions, normal retirement is at age 55.

The retirement systems’ funding policies have been established by Chapter 32 of the Massachusetts General Laws. The Legislature has the authority to amend these policies. The annuity portion of the MSERS and the MTRS retirement allowance is funded by employees, who contribute a percentage of their regular compensation. Costs of administering the plan are funded out of plan assets. The policies provide for uniform benefit and contribution requirements for all contributory public employee retirement systems. These requirements provide for superannuation retirement allowance benefits up to a maximum of 80% of a member’s highest three-year average annual rate of regular compensation. Benefit payments are based upon a member’s age, length of creditable service and group creditable service, and group classification.

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Legislation approved in 1997 provided, subject to legislative approval, for annual increases in cost-of-living allowances equal to the lesser of 3% or the previous year’s percentage increase in the United States Consumer Price Index on the first $12,000 of benefits for members of the MSERS and MTRS. The Commonwealth pension funding schedule assumes that annual increases of 3% will be approved for its retirees. Local retirement systems that have established pension funding schedules may opt in to the requirement as well, with the costs and actuarial liabilities attributable to the cost-of-living allowances required to be reflected in such systems’ funding schedules. Legislation approved in 1999 allows local retirement systems to increase the cost-of-living allowance up to 3% during years that the previous year’s percentage increase in the United States consumer price index is less than 3%.

Employee Contributions. The MSERS and MTRS are partially funded by employee contributions of regular compensation – 5% for those hired before January 1, 1975, 7% for those hired from January 1, 1975 through December 31, 1983, 8% for those hired from January 1, 1984 through June 30, 1996 and 9% for those hired on or after July 1, 1996, plus an additional 2% of compensation above $30,000 per year for all those members hired on or after January 1, 1979. Employee contributions are 12% of compensation for members of the state police hired after July 1, 1996. Legislation enacted in fiscal 2000 establishing an alternative superannuation retirement benefit program for members of the MTRS and teachers of the State-Boston retirement system mandates that active members who opt for the alternative program and all teachers hired on or after July 1, 2001 contribute 11% of regular compensation. Members who elect to participate are required to make a minimum of five years of retirement contributions at the 11% rate.

Unfunded Actuarial Accrued Liability. The retirement systems were originally established as “pay-as-you-go” systems, meaning that amounts were appropriated each year to pay current benefits, and no provision was made to fund currently the future liabilities already incurred. In fiscal 1988, the Commonwealth began to address the unfunded liabilities of the two state systems by making appropriations to pension reserves. Under current law, such unfunded liability is required to be amortized to zero by June 30, 2025.

The Secretary of Administration and Finance is required by law to prepare a funding schedule providing for both the normal cost of Commonwealth benefits (normal cost being that portion of the actuarial present value of pension benefits which is allocated to a valuation year by an actuarial cost method) and the amortization by June 30, 2025, of the unfunded actuarial liability of the Commonwealth for its pension obligations. The funding schedule is required to be updated periodically on the basis of new actuarial valuation reports prepared under the direction of the Secretary of Administration and Finance. Funding schedules are to be filed with the Legislature triennially by January 15 and are subject to legislative approval. If a schedule is not approved by the Legislature, payments are to be made in accordance with the most recently approved schedule at a level at least equal to the prior year’s payments. As of June 8, 2010, the most recent funding schedule was adopted in March 2009.

On September 21, 2009, the Public Employee Retirement Administration Commission (“PERAC”) released its actuarial valuation of the total pension obligation as of January 1, 2009. This valuation was based on the plan provisions in effect at the time and is based on member data and asset information as of December 31, 2008.

The unfunded actuarial accrued liability as of that date for the total obligation was approximately $22.080 billion, including approximately $6.730 billion for the State Employees’ Retirement System, $13.620 billion for the Massachusetts Teachers’ Retirement System, $1.410 billion for Boston Teachers and $325 million for cost-of-living increases reimbursable to local systems. The valuation study estimated the total actuarial accrued liability as of January 1, 2009 to be approximately $59.140 billion (comprised of $23.720 billion for state employees, $32.540 billion for state teachers, $2.550 billion for Boston Teachers and $325 million for cost-of-living increases reimbursable to local systems). Total assets were valued at approximately $37.060 billion based on a five-year average valuation method, which equaled 110% of the January 1, 2009 total asset market value. The valuation method was the same as the method used in the 2008 valuation.

The principal assumptions used in the valuation were an investment return assumption of 8.25% and a salary increase assumption based on Group and years of service. The ultimate salary increase rate is 4.5% for Groups 1

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and 2, 5.0% for Groups 3 and 4, and 4.75% for teachers. The assumption is higher in early years of employment and grades down to the ultimate rate. All assumptions other than the investment return assumption are based on PERAC’s most recent Experience Study Analysis for the State Retirement System, published in 2007 and the Massachusetts Teachers’ Retirement System, published in 2008. The unfunded liability is amortized on a 4.5% annual increasing basis until fiscal 2025.

The Governor’s fiscal 2011 budget proposal maintained the January 1, 2009 pension schedule by recommending a transfer of $1.442 billion, an increase of $65 million over fiscal 2010. The Commonwealth revises its funding schedule every three years. Recognizing the impact that the loss of assets will have on the pension fund and future funding schedules, the Governor has instructed the Secretary of Administration and Finance to form a task force to begin developing strategies and recommendations for a new triennial schedule to be adopted for fiscal 2012.

On January 27, 2010, the Governor filed legislation proposing pension reforms in addition to those adopted by the passage of pension reform legislation in June 2009. The additional reforms included eliminating abuses, improving fairness and updating the system to reflect changes in work patterns. Such reforms are expected by the Governor to generate an estimated savings of over $2 billion over 30 years.

On October 1, 2010, pursuant to Chapter 32 of the Massachusetts General Laws, PERAC released its actuarial valuation of the total pension obligation as of January 1, 2010. This valuation was based on the plan provisions in effect at the time and is based on member data and asset information as of December 31, 2009.

The unfunded actuarial accrued liability as of that date for the total obligation was approximately $19.986 billion, including approximately $5.843 billion for the MSERS, $12.477 billion for the MTRS, $1.364 billion for Boston Teachers and $302 million for cost-of-living increases reimbursable to local systems. The valuation study estimated the total actuarial accrued liability as of January 1, 2010 to be approximately $61.576 billion (comprised of $24.862 billion for MSERS, $33.739 billion for MTRS, $2.672 billion for Boston Teachers and $302 million for cost-of-living increases reimbursable to local systems). Total assets were valued on an actuarial basis at approximately $41.590 billion based on a five-year average valuation method, which equaled 110% of the January 1, 2010 total asset market value. The valuation method was the same as the method used in the 2009 valuation.

On January 18, 2011, the Secretary for Administration and Finance filed a new triennial schedule that would extend by 15 years the deadline for amortizing the unfunded liability to zero, from June 30, 2025 to June 30, 2040. The other assumptions underlying the new funding schedule included valuation of assets and liabilities as of January 1, 2010, an annual rate of return on assets of 8.25%, and an amortization growth rate of 5 to 6% during fiscal years 2013 to 2017. The fiscal 2012 transfer included in that schedule is $1.478 billion, a $36 million increase over fiscal 2011.

On the same day, the Governor filed legislation proposing pension reforms in addition to those adopted by the passage of pension reform legislation in June 2009. The additional reforms include increasing the retirement ages, eliminating early retirement subsidies and increasing the period for average earnings from the highest three years to the highest five years for all new state employees. The legislation also incorporates the new pension funding amounts for the next six years rather than the statutorily required three, and requires that any adjustments to these amounts based on the next triennial schedule shall be limited to increases in the schedule amounts for each of the specified years. If enacted as filed, the legislation is expected by the Governor to generate savings over the next 30 years estimated at more than $3 billion for the Commonwealth and $2 billion for municipalities. These savings projections are not assumed in the revised pension funding schedule.

Other Post-Employment Benefit (“OPEB”) Obligations. In addition to providing pension benefits, the Commonwealth is required to provide certain health care and life insurance benefits for retired employees of the Commonwealth, housing authorities, redevelopment authorities and certain other governmental agencies.

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Substantially all of the Commonwealth’s employees may become eligible for these benefits if they reach retirement age while working for the Commonwealth. Eligible retirees are required to contribute a specified percentage of the health care / benefit costs which are comparable to contributions required from employees. The Commonwealth is reimbursed for the cost of benefits to retirees of the eligible authorities and non-state agencies.

The GIC manages the Commonwealth’s defined benefit OPEB plan as an agent multiple employer program including the Commonwealth and 370 municipalities and other non-Commonwealth governmental entities. These entities that participate in the GIC are responsible for paying premiums at the same rate to the GIC and therefore benefit from the Commonwealth’s premium rates. The GIC has representation on the Trustees of the State Retiree Benefits Trust Fund (“SRBTF”). The SRBTF is set up solely to pay for OPEB benefits and the cost to administer those benefits and can only be dissolved when all such health care and other non-pension benefits, current and future have been paid or defeased. GIC administers benefit payments, while the Trustees are responsible for investment decisions.

Employer and employee contribution rates are set by statute. The Commonwealth recognizes its share of the costs on an actuarial basis. As of June 30, 2009, Commonwealth participants contributed 0% to 20% of premium costs, depending on the date of hire and whether the participant is of active, retiree or survivor status. As of July 1, 2009, all active employees were required to pay an additional 5% of premium costs. There were approximately 142,635 participants eligible to receive benefits as of June 30, 2009.

Accounting standards promulgated in 2004 by the GASB required the Commonwealth to begin disclosing its liability for OPEB in its fiscal 2008 financial reports.

According to the June 2009 report, the Commonwealth assumed no pre-funding. The report detailed an actuarial accrued liability of the Commonwealth for OPEB obligations earned through January 1, 2009 of $15.305 billion. This is a slight drop from the January 1, 2008 number assuming no pre-funding of $15.637 billion. The decline is largely through census changes and per-capita adjustments.

As the Commonwealth is not fully funding the amortization of the actuarial liability, a liability for the difference between the amount funded and the actuarially required contribution is reflected on the Commonwealth’s statement of net assets, as presented on a GAAP basis. The liability will increase or decrease each year depending on the amount funded, investment return and changes in amortization and assumptions. This change in liability will be reflected either as a revenue or expense item in the Commonwealth’s statement of activities as presented on a GAAP basis, dependent on these factors. As of June 30, 2009, this net OPEB obligation as reflected on the Commonwealth’s statement of net assets was $1.149 billion.

The independent actuarial report covered only the Commonwealth’s OPEB obligations for Commonwealth employees and their survivors. Municipalities and authorities of the Commonwealth, even if their health care coverage is administered by the Group Insurance Commission, will perform their own valuations, as the Commonwealth acts only as an agent for these entities with respect to OPEB and does not assume the risk or financial burden of their health care costs.

The difference between the value of pre-funded and non-pre-funded OPEB liabilities is due to the discount rate used in the calculation. In the absence of pre-funding, the discount rate must approximate the Commonwealth’s rate of return on non-pension (liquid) investments over the long term, estimated at 4.5% as of June 8, 2010 for the purpose of this study. The 4.5% reflects the long-term rate of return (since inception) of the Massachusetts Municipal Depository Trust. In order to qualify its OPEB liabilities as pre-funded, the Commonwealth must deposit annual contributions in a qualifying trust in accordance with the requirements of GASB Statement No. 45 (and similar to the program for funding the Commonwealth’s unfunded actuarial liability for pensions).

GASB Statement No. 45 requires that OPEB obligations be recalculated at two-year intervals. Such calculations may be affected by many factors, including changing experience and assumptions regarding future

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health care claims, by whether or not the Commonwealth enacts legislation that qualifies its OPEB obligations to be calculated on a pre-funded basis, by changes in the Commonwealth’s employee profile and possibly by changes in OPEB coverage levels and retiree contribution requirements. Accordingly, it should be anticipated that the actuarial accrued liability of the Commonwealth for OPEB liabilities may fluctuate.

The executive and legislative branches have been working to develop a short- and long-term strategy for addressing the Commonwealth’s OPEB liability. The State Retiree Benefits Trust Fund was created, and in fiscal 2008 spending for current retirees’ healthcare occurred from the fund, helping to consolidate the State’s retiree funding efforts and better project future liabilities. In fiscal 2008, the fund benefited from a one-time transfer of approximately $329 million from the Health Care Security Trust. The actuarial value of plan assets as of January 1, 2009 was approximately $277 million, reflecting fair market value losses in investments.

A special commission on the Commonwealth’s OPEB liability released a report in July 2008. In its report, the special commission recommends that the Commonwealth develop a strategy to pre-fund the Commonwealth’s OPEB liability. The commission identifies three funding sources—tobacco settlement funds, unanticipated budgetary surpluses and annual legislative appropriations—and recommends funneling funds from all three sources to the State Retiree Benefits Trust Fund in order to address the unfunded OPEB liability. With regard to tobacco settlement funds, the commission advises a phased-in approach, whereby a specified percentage of the settlement funds (increasing from 25% of such funds in year one to 90% of such funds in year four and thereafter) would be transferred to the State Retiree Benefits Trust Fund. In addition to using the tobacco settlement funds, the commission further recommends that the Commonwealth allocate 50% of any unanticipated surplus funds in a budget surplus year to the fund. Finally, the commission recommends that annual appropriations to the fund be included in each annual budget so as to eliminate the unfunded liability by 2038.

The fiscal 2009 and 2010 budgets did not include any of the special commission’s recommendations for addressing the Commonwealth’s OPEB liability. The Governor, House and Senate did include a provision in their respective fiscal 2011 budget recommendations that would deposit, on an annual basis, 5% of any capital gains tax revenues in excess of $1 billion to the State Retiree Benefits Trust Fund.

In October 2010, a new independent actuarial report on the Commonwealth’s other post-employment benefits (OPEB) was released. The report estimated an actuarial accrued liability for the Commonwealth for OPEB obligations earned through January 1, 2010 of $15.166 billion. This is a slight drop from the January 1, 2009 liability. The decline is largely due to census changes and per-capita adjustments. The Executive Office for Administration and Finance also estimates that the increased retirement ages for new employees proposed by the Governor on January 18, 2011 would reduce retiree health benefit costs by $1 billion for the Commonwealth and $1 billion for municipalities over the next 30 years.

As of November 1, 2009, at the inception of the newly formed Massachusetts Department of Transportation, the employees of the former Massachusetts Turnpike Authority became eligible to participate in the Commonwealth’s OPEB plan. All other employees of the Massachusetts Department of Transportation were members of the plan prior to the creation of the Massachusetts Department of Transportation and remain so. The Massachusetts Turnpike Authority OPEB liability for its 1,057 active members and 979 retirees was last valued in June 2008 at $179.5 million. These liabilities are included in the Commonwealth’s liability.

As proposed by the Governor, legislation included in the fiscal 2011 budget amended state finance law to require deposits, on an annual basis, to the State Retiree Benefits Trust Fund in the amount of 5% of any capital gains tax revenues in excess of $1 billion.

Education

Executive Office of Education. In fiscal 2008, enacted reorganization legislation created an Executive Office of Education encompassing the Department of Early Education and Care, the Department of Elementary and

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Secondary Education (previously the Department of Education), the Department of Higher Education (previously the Board of Higher Education) and the University of Massachusetts system. The Office is committed to advancing actions and initiatives that will improve achievement for all students, close persistent achievement gaps, and create a 21st century public education system that prepares students for higher education, work and life in a world economy and global society.

Department of Elementary and Secondary Education. The Department of Elementary and Secondary Education serves the student population from kindergarten through twelfth grade by providing support for students, educators, schools and districts and by providing state leadership. The Department of Elementary and Secondary Education is governed by the Executive Office of Education and by the Board of Education, which now includes 13 members. There are 328 school districts in the Commonwealth, serving over 950,000 students.

Department of Higher Education. The Commonwealth’s system of higher education includes the five-campus University of Massachusetts, nine state colleges and 15 community colleges. The higher education system is coordinated by the Department of Higher Education which has a governing board, the Board of Higher Education, and each institution of higher education is governed by a separate board of trustees. The Board of Higher Education nominates, and the Secretary of Education appoints, a Commissioner of Higher Education, who is responsible for carrying out the policies established by the board at the Department of Higher Education.

The operating revenues of each institution consist primarily of state appropriations and of student fees that are set by the board of trustees of each institution. Tuition levels are set by the Board of Higher Education. State-supported tuition revenue is required to be remitted to the State Treasurer by each institution; however, the Massachusetts College of Art and Design and the Massachusetts Maritime Academy have the authority to retain tuition indefinitely. The board of trustees of each institution submits annually audited financial statements to the Comptroller and the Board of Higher Education. The Department of Higher Education prepares annual operating budget requests on behalf of all institutions, which are submitted to the Executive Office of Education and subsequently to the Executive Office for Administration and Finance and to the House and Senate Committees on Ways and Means. The Legislature appropriates funds for the higher education system in the Commonwealth’s annual operating budget in various line items for each institution.

Department of Early Education and Care. The Department of Early Education and Care provides support to children and families seeking a foundational education. Additionally, the Department strives to educate current and prospective early education and care providers in a variety of instructive aspects. Included within the Department’s programs and services are supportive child care, TANF-related child care, low-income child care, Head Start grants, universal pre-kindergarten, quality enhancement programs, professional development programs, mental health programs, healthy families programs and family support and engagement programs. Two of these programs, the supportive and TANF-related child care, help children receiving or referred services by the Department of Social Services or the Department of Transitional Assistance.

Public Safety

Twelve state agencies fall under the umbrella of the Executive Office of Public Safety and Security. The largest is the Department of Correction, which operates 18 correctional facilities and centers across the Commonwealth. Other public safety agencies include the State Police, the Parole Board, the Department of Fire Services, the Military Division, the Office of the Chief Medical Examiner and six other public safety related agencies.

In addition to expenditures for these 12 state public safety agencies, the Commonwealth provides funding for the departments of the 14 independently elected Sheriffs that operate 23 jails and correctional facilities. In fiscal 2010, through enactment of chapter 61 of the Acts of 2009, as later amended by Chapter 102 of the Acts of 2009, all 14 Massachusetts state and county sheriffs were aligned under the state budgeting and finance laws. Prior to the transfer, the Commonwealth had seven sheriffs operating as state agencies under the State accounting

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and budgeting system and seven sheriffs operating as county entities. The sheriff departments have successfully transitioned onto the State budgeting and accounting system, and all sheriff employees have been placed on the State payroll. As of June 8, 2010, appropriations had been established to support sheriff department operations for the balance of the fiscal year. Thus, as of June 8, 2010, all 14 sheriff departments were functioning as independent state agencies within the Executive Branch.

Energy and Environmental Affairs

In fiscal 2008, the Executive Office of Environmental Affairs was reorganized into the Executive Office of Energy and Environmental Affairs. This reorganization included the transfer of the Department of Energy Resources and Department of Public Utilities from the Executive Office of Economic Development to the new secretariat. The Executive Office of Energy and Environmental Affairs is responsible for policy development, environmental law enforcement services and oversight of agencies and programs. Six state agencies and numerous boards fall under the umbrella of the Executive Office of Energy and Environmental Affairs. The largest is the Department of Conservation and Recreation, which operates over 600,000 acres of public parkland, recreational facilities, watersheds and forests across the Commonwealth. Other environmental agencies include the Department of Agricultural Resources, responsible for the State’s agricultural and food safety programs; the Department of Environmental Protection, responsible for clean air, water, recycling and environmental remediation programs; and the Department of Fish and Game, responsible for the management and protection of endangered species, fisheries and habitat. Additional agencies include the Department of Public Utilities, responsible for oversight of electric, gas, water and transportation utilities, and the Department of Energy Resources, responsible for energy planning, management and oversight.

Debt Service

Debt service expenditures relate to general obligation bonds and notes, special obligation bonds and federal grant anticipation notes issued by the Commonwealth.

Other Program Expenditures

The remaining expenditures on other programs and services for the state government include the judiciary, district attorneys, the Attorney General, the Executive Office for Administration and Finance, the Executive Office for Housing and Economic Development, the Executive Office of Labor and Workforce Development, and various other programs.

COMMONWEALTH CAPITAL INVESTMENT PLAN

The Executive Office for Administration and Finance annually updates its five-year capital investment plan, including its debt affordability analysis. The five-year plan coordinates capital expenditures by state agencies and authorities that are funded primarily by Commonwealth debt and federal reimbursements. Beginning in fiscal 2009 and expected through fiscal 2013, capital funds are also provided pursuant to ARRA.

The Executive Office for Administration and Finance sets an annual administrative limit on the amount of bond-funded capital expenditures. The purpose of the administrative limit, known as the “bond cap,” is to keep Commonwealth debt within affordable levels.

In October 2010, the Governor released a five-year capital investment plan for fiscal 2011 through fiscal 2015, totaling nearly $18 billion. With the release of the five-year capital investment plan, the Governor announced that the bond cap would be $1.625 billion for fiscal 2011, plus $140 million in unused bond cap from fiscal 2010 which has been carried forward to support spending in fiscal 2011. The bond cap for fiscal 2012 is projected to be $1.750 billion, and is projected to increase by $125 million in each subsequent fiscal year through fiscal 2015.

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The bond cap determination is based on the debt affordability policy described in the updated debt affordability analysis. Under this policy, the Executive Office for Administration and Finance will set the annual borrowing limit at a level designed to keep debt service within 8% of budgeted revenues. For this purpose, debt service includes principal and interest payments on all general obligation debt, special obligation gas tax debt, interest on federal grant anticipation notes, general obligation contract assistance payment obligations and budgetary contract assistant payment obligations on certain capital lease financings. In addition, while the accelerated bridge program will be funded outside of the bond cap, the related debt service costs of the program have been fully accounted for under the debt affordability policy in setting the bond cap at the designated levels. However, when a project financed with debt payable by the Commonwealth directly or indirectly generates new state revenue that is applied to the payment of such debt, the Executive Office for Administration and Finance will exclude the debt, the related debt service payment obligations and the new revenue used to pay such obligations from the debt affordability analysis. For example, bonds issued by MassDevelopment and payable by the Commonwealth pursuant to the I-Cubed program or for the parkway at the former South Weymouth naval base are excluded from the bond cap, as the Commonwealth’s payment liability with respect to such bonds is expected to be limited to the new state tax revenues generated from the private development supported by the infrastructure improvements financed by such bonds.

For the purpose of the debt affordability analysis, budgeted revenue includes all Commonwealth taxes and other revenues available to pay Commonwealth operating expenses, including debt service, pensions and other budgetary obligations. It does not include off-budget revenues dedicated to the Massachusetts Bay Transportation Authority, the Massachusetts School Building Authority and the Massachusetts Convention Center Authority. The fiscal 2011 estimate was based on the adopted fiscal 2011 budget. For purposes of projecting budgeted revenue in future fiscal years, the compound annual growth rate in budgeted revenues from fiscal 2001 through 2011 of 2.75% was applied to fiscal 2012 revenues and to each year thereafter. This is consistent with the debt affordability policy, which states that projected increases to budgeted revenues will be the lesser of 3% or the actual compound annual growth rate over the last ten fiscal years.

In addition to keeping debt service within 8% of budgeted revenues, the debt management policy limits future annual growth in the bond cap for the regular capital program to not more than $125 million. This additional constraint is designed to ensure that projected growth in the bond cap will be held to stable and sustainable levels. As noted above, the bond cap is expected to grow by $125 million annually from fiscal 2012 through fiscal 2015.

The Commonwealth has indicated that the Executive Office for Administration and Finance will revisit the debt capacity and affordability analysis periodically, and at least every year, to revise estimates for future years by taking into account fluctuations in interest rates, budgeted revenues and other changes affecting the Commonwealth’s debt capacity. In addition, the Commonwealth has indicated that the Executive Office for Administration and Finance will annually assess the appropriateness of the methodology and constraints for establishing the bond cap.

Reflecting changed economic conditions, the total bond cap projected in the fiscal 2011 through fiscal 2015 five-year plan is $1.045 billion less than the total bond cap projected in the fiscal 2008 through fiscal 2012 five-year capital plan.

In the past, the Commonwealth aggregated its capital expenditures into eight major categories based primarily on the agencies responsible for spending and carrying out capital projects: information technology, infrastructure and facilities, environment, housing, public safety, transportation, convention centers, other and school building assistance.

Beginning in fiscal 2008, the Executive Office for Administration and Finance re-characterized capital spending into 12 categories based on spending purpose, rather than spending agency: community investments, corrections, courts, economic development, energy and environment, health and human services, higher

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education, housing, information technology, public safety, state office buildings and facilities, and transportation. This presentation of capital investment categories results in certain expenditures appearing in categories that are different from those in which they had been categorized historically. For example, Chapter 90 local aid for municipal transportation projects appears in the community investment category, rather than the transportation category, because these funds are invested in municipally-owned assets.

The capital investment plan for fiscal 2011 through fiscal 2015 is designed to allocate resources strategically to invest in the Commonwealth’s public facilities and programs and represents the Governor’s vision for public infrastructure.

The different sources of funding for the capital program include:

•	Bond cap—Commonwealth borrowing to support the regular capital program;

•	Federal—federal reimbursements for capital expenditures, primarily for transportation projects;

•	Third-party—contributions made by third parties to capital projects being carried out by the Commonwealth;

•	Project-financed bonds—self-supporting bonds payable by the Commonwealth from project-related revenue;

•

Accelerated Bridge Program—Commonwealth special obligation bonds secured by revenues credited to the Commonwealth Transportation Fund or federal grant anticipation notes issued to fund the accelerated bridge program;

•	ARRA—funds provided by the federal stimulus bill directly to the Commonwealth for targeted capital investments; and

•	Energy Efficiency—self-supporting Commonwealth general obligation bonds payable with savings to be achieved as a result of energy efficiencies.

COMMONWEALTH REVENUES

In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the General Fund, the Transportation Fund (formerly the Highway Fund) and other operating budgeted funds. For purposes of this disclosure, these funds will be referred to as budgeted operating funds, and revenues deposited in such funds will be referred to as budgeted operating revenues. In fiscal 2009, on a statutory basis, approximately 57.5% of the Commonwealth’s budgeted operating revenues and other financing sources were derived from state taxes. In addition, the federal government provided approximately 28.2% of such revenues, with the remaining 14.3% provided from departmental revenues and transfers from non-budgeted funds. The measurement of revenues for the budgeted operating funds on a statutory basis differs from governmental revenues on a GAAP basis. The Commonwealth’s executive and legislative branches establish the Commonwealth’s budget using the statutory basis of accounting.

In fiscal 2010, on a statutory basis, approximately 56.7% of the Commonwealth’s budgeted operating revenues and other financing sources were derived from state taxes. In addition, the federal government provided approximately 28.2% of such revenues, with the remaining 15.1% provided from departmental revenues and transfers from non-budgeted funds.

State Taxes

The major components of state taxes are the income tax, which was projected to account for approximately 55.6% of total tax revenues in fiscal 2010, the sales and use tax, which was projected to account for

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approximately 24.4%, and the corporations and other business and excise taxes (including taxes on insurance companies, financial institutions and public utility corporations), which were projected to account for approximately 11.3%. Other tax and excise sources were projected to account for the remaining 8.7% of total fiscal 2010 tax revenues.

Income Tax. The Commonwealth assesses personal income taxes at flat rates, according to classes of income, after specified deductions and exemptions. A rate of 5.3% has been applied to most types of income since January 1, 2002. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12%, and the tax rate on gains from the sale of capital assets owned more than one year is 5.3%. Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.

The state personal income tax rate is scheduled to be gradually reduced to 5.0%, contingent upon “baseline” state tax revenue growth (i.e., revenue growth after factoring out the impact of tax law and administrative processing changes) growing by 2.5% more than the rate of inflation for state and government purchases. In the tax year following that in which the personal income tax rate is reduced to 5.0%, the charitable deduction, which was in effect for tax year 2000 but subsequently suspended, would be restored. In fiscal 2009, tax revenue growth was not sufficient to trigger a tax rate reduction for tax year 2010. Fiscal 2010 baseline revenues were projected to be less than fiscal 2009 revenues, so no tax rate reduction was expected to be triggered for tax year 2011.

Sales and Use Tax. Effective August 1, 2009, the sales tax rate imposed on retail sales of certain tangible property (including retail sales of meals) transacted in the Commonwealth and a corresponding use tax rate on the storage, use or other consumption of like tangible properties brought into the Commonwealth was raised from 5% to 6.25%. Food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries and property subject to other excises (except for cigarettes and, as of August 1, 2009, alcoholic beverages) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and a portion of residential use of telecommunications services.

In August 2009, when the sales tax rate increase was enacted, it was projected to produce an additional $759 million in fiscal 2010 and $900 million annually thereafter. Given the weak economy and the decline in the fiscal 2010 baseline sales tax revenue forecast, the Department of Revenue subsequently estimated that the sales tax increase would result in additional fiscal 2010 revenues of approximately $705 million and fiscal 2011 revenues of $850 million to $900 million. Also effective August 1, 2009 was the elimination of the sales tax exemption on alcohol sales, which was expected to generate $78.8 million in fiscal 2010 and approximately $95 million annually thereafter. Based on revenue collections for the first nine months after the alcoholic beverages sales tax exemption was eliminated, the Department of Revenue estimated, as of June 8, 2010, that fiscal 2010 collections from eliminating the alcoholic beverages exemption would be between $90 million and $100 million, and fiscal 2011 collections would be between $100 million and $120 million.

Sales tax receipts from establishments that first opened on or after July 1, 1997 and that are located near the site of the Boston Convention and Exhibition Center, sales tax receipts from retail vendors in hotels in Boston and Cambridge that first opened on or after July 1, 1997 and sales tax receipts from retail vendors located in the Springfield Civic and Convention Center or in hotels near the Springfield Civic and Convention Center that first opened on or after July 1, 2000 are required to be credited to the Convention Center Fund. As of enactment of the fiscal 2004 GAA, this fund is no longer included in the calculation of revenues for budgeted operating funds.

A portion of the Commonwealth’s receipts from the sales tax (other than the tax on meals) is dedicated through trust funds to the MBTA and the Massachusetts School Building Authority (“MSBA”). The amount dedicated to the MBTA is the amount raised by a 1% sales tax (not including meals), with an inflation-adjusted floor. A comparable amount, though without the floor, is to be dedicated to the MSBA beginning in fiscal 2010, with lesser amounts dedicated to the MSBA from fiscal 2005 through fiscal 2009.

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Beginning in fiscal 2011, a portion of the Commonwealth’s receipts from the sales tax (other than taxes required to be credited to the Convention Center Fund) is to be dedicated to the Massachusetts Transportation Trust Fund. The amount to be dedicated is the amount raised by a portion of the sales tax equal to a 0.385% sales tax, with a floor of $275 million per fiscal year. Included in this amount is $100 million of general obligation contract assistance payments from the Commonwealth to the Massachusetts Department of Transportation. On June 29, 2009, the Governor filed legislation providing that such sales tax receipts be dedicated to the Commonwealth Transportation Fund rather than directly to the Massachusetts Transportation Trust Fund. The fiscal 2010 budget directed the Comptroller to transfer $275 million from the General Fund to the Commonwealth Transportation Fund.

On September 2, 2009, the Attorney General certified an initiative petition to remove the sales tax on alcoholic beverages and alcohol, where the sale of such beverages and alcohol or their importation into the State is already subject to a separate excise tax under state law. The Attorney General also certified a petition to reduce the sales and use tax rates from their current level of 6.25% to 3%. Each petition, if passed, was to take effect as of January 1, 2011. The petition to reduce the sales and use tax rate provided that if the reduced rate would not produce enough revenues to satisfy any lawful pledge of sales and use tax revenues in connection with any bond, note or other contractual obligation, then the rate would instead be reduced to the lowest level allowed by law. Proponents of each certified petition collected the signatures of 66,593 registered voters by December 2, 2009 and such petitions were filed with the Legislature. Given that the Legislature failed to enact the initiative petitions by May 5, 2010, their proponents had to collect another 11,099 signatures from registered voters by early July 2010, to place the initiatives on the November 2010 ballot. As of July 15, 2010, the proponents of the initiative petitions to remove the sales tax on alcoholic beverages and to reduce the sales and use tax rates to 3% had collected sufficient signatures to place both petitions on the November 2010 ballot.

On November 2, 2010, the initiative petition that would have reduced the sales and use tax rates to 3% was defeated by voters. However, the initiative petition to remove the sales tax on alcoholic beverages effective January 1, 2011 was passed by voters. The Department of Revenue estimates the tax revenue loss resulting from this change will be approximately $46 million for fiscal 2011 and between $105 million and $116 million annually thereafter.

Business Corporations Tax. Business corporations doing business in the Commonwealth, other than banks and other financial institutions, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Massachusetts tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to Massachusetts, which is based on net income for federal taxes, is taxed at 8.75% (as of January 1, 2010), subject to further scheduled reductions. The minimum tax is $456. Changes to the corporate tax structure and the business corporations tax rates are discussed below under “Corporate Tax Reform.”

Corporate Tax Reform. On July 3, 2008, the Governor approved legislation that changed the corporate tax structure in Massachusetts from a “separate company” reporting state to a “combined reporting” state, effective January 1, 2009. Under a combined reporting structure, commonly owned business corporations (together with financial institutions, public utilities and certain other entities) engaged in a “unitary” business, whether or not they have nexus in Massachusetts, determine their income as one combined business in the aggregate. The combined income of the group is then apportioned to Massachusetts in accordance with the existing apportionment rules and taxed to those members of the group that have nexus in Massachusetts. Transactions between member companies are generally disregarded.

The legislation also repealed the differences between federal and Massachusetts business entity classification rules for tax purposes so that companies will be classified as the same type of legal entity for federal and Massachusetts tax purposes. The new law retained the existing structure for different types of corporations—business corporations, manufacturers, financial institutions, utilities and S corporations, with different tax rates and apportionment rules.

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Together with these structural changes, the legislation reduced the then-current 9.5% business corporations tax rate to 8.75% as of January 1, 2010, 8.25% as of January 1, 2011 and 8.00% as of January 1, 2012 and thereafter.

Massachusetts tax law imposes an entity level tax on S corporations with more than $6 million in annual receipts. The corporate tax reform legislation also reduced the tax rate for S corporations with more than $9 million in annual receipts so that the regular, non-S corporation rate (for a business corporation or financial institution, as applicable) for the year minus the personal income tax rate for the year equals the rate for such S corporations. The tax rate for S corporations with between $6 million and $9 million in annual receipts will equal two-thirds of the rate applicable to the larger S corporations.

The Department of Revenue estimated that, prior to the so-called Financial Accounting Standards (“FAS”) No. 109 (“FAS 109”) deduction (described in the following paragraph), the structural corporate tax law changes combined with the gradual reductions in the business corporations tax rate, the large S corporations tax rates and the financial institutions tax rate increased revenues by approximately $255 million in fiscal 2009 (reflecting less than a full year’s impact of the changes) and would increase revenues by $345.2 million in fiscal 2010, $239.9 million in fiscal 2011, $169.1 million in fiscal 2012 and $145 million in fiscal 2013 and thereafter.

FAS 109 Deduction. The corporate tax reform described above included a new tax deduction designed to limit the impact of combined reporting in the Commonwealth on certain publicly traded corporations’ financial statements. The deduction is generally referred to as the “FAS 109” deduction, in reference to the Statement of Financial Accounting Standards (FAS) No. 109, Accounting for Income Taxes. The Department of Revenue issued a report on “FAS 109” deductions on September 23, 2009, based on notices filed by the companies intending to claim FAS 109 deductions. The Department of Revenue used the aggregate amount of FAS 109 deductions intending to be claimed to calculate the aggregate potential tax benefit to such companies, and corresponding tax revenue reduction for the Commonwealth.

The Department of Revenue report indicated that the companies filing such notices stated that their FAS 109 deductions would total approximately $178.1 billion, which would result in corporate tax savings of $535 million at the applicable tax rates in the years in which the deductions are claimed. Corporations are required to claim deductions over a seven-year period starting in tax year 2012. These deductions are expected to result in corporate tax savings (and corresponding Commonwealth corporate tax revenue reductions) of $76 million to $79 million annually for tax years 2012 through 2018, inclusive.

In general, corporations apportion their income to Massachusetts based on the proportion of payroll, property and sales within the Commonwealth, with sales being double-weighted. However, beginning January 1, 1996, legislation was phased in over five years establishing a “single sales factor” apportionment formula for the business corporations tax for manufacturing companies. The formula calculates a firm’s taxable income as its net income times the percentage of its total sales that are in Massachusetts, as opposed to the prior formula that took other factors, such as payroll and property, into account. Beginning January 1, 1997, legislation was phased in which sourced income of mutual fund service corporations to the states of domicile of the shareholders of the mutual funds that receive services instead of sourcing the sales to the state where the mutual fund provider bore the cost of performing services.

Financial Institutions Tax. Financial institutions (which include commercial and savings banks) are subject to an excise tax. The corporate tax reform legislation discussed above also provides for a reduction in the financial institutions tax rate from 10.5% to 10% as of January 1, 2010, 9.5% as of January 1, 2011 and 9% as of January 1, 2012 and thereafter.

Insurance Taxes. Life insurance companies are subject to a 2% tax on gross premiums. Domestic companies also pay a 14% tax on net investment income. Property and casualty insurance companies are subject to a 2.28% tax on gross premiums. Domestic companies also pay a 1% tax on gross investment income.

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Public Utility Corporation Taxes. Public utility corporations are subject to an excise tax of 6.5% on net income.

Other Taxes. Other tax revenues are derived by the Commonwealth from excise taxes on motor fuels, cigarettes, alcoholic beverages and deeds, and hotel/motel room occupancy, among other tax sources. The excise tax on motor fuels is 21¢ per gallon. The state tax on hotel/motel room occupancy is 5.7%.

On July 1, 2008, the Governor approved legislation raising the tax on cigarettes from $1.51 per pack to $2.51 per pack. The Department of Revenue estimated that the $1.00 per pack cigarette tax increase resulted in a fiscal 2009 revenue increase of between $140 million and $150 million, and would result in a fiscal 2010 revenue increase of between $120 million and $130 million, compared to revenue generated at the $1.51 per pack rate. The Department of Revenue estimated that revenue increases in subsequent years should also be between $120 million and $130 million annually.

ARRA “De-coupling.” The fiscal 2010 budget included several provisions “decoupling” Commonwealth tax law from certain federal tax law changes made by ARRA and, in one instance, from the impact of an interpretation by the federal Internal Revenue Service that was effectively repealed (but only prospectively) by ARRA. The purpose of the decoupling provisions was to prevent revenue losses to the Commonwealth. The federal provisions at issue were ones that affected the scope of income or deductions of businesses under the federal Internal Revenue Code (“IRC”) and, in the absence of decoupling, would also have applied for purposes of Commonwealth taxation. The specific federal provisions from which the Commonwealth legislation decoupled include: (a) deferral of the recognition of certain cancellation of indebtedness income under the IRC; (b) suspension of IRC rules that would otherwise have disallowed or deferred deductions for original issue discount claimed by issuers of debt obligations; and (c) relief from certain limitations on the use of losses after changes of ownership of a business under (i) IRS Notice 2008-83 (for periods prior to its effective repeal by ARRA) and (ii) new IRC Section 382(n) as added by ARRA.

In addition, the Commonwealth legislation specifically adopted a new federal exclusion from gross income of certain individuals. ARRA provides a subsidy of 65% of the cost of the Consolidated Omnibus Budget Reconciliation Act (or “COBRA,” which gives workers and their families who lose their health benefits the right to choose to continue group health benefits provided by their group health plan for limited periods of time under certain circumstances) continuation premiums for up to nine months for certain involuntarily terminated employees and for their families. This subsidy also applies to health care continuation coverage if required by states for small employers. ARRA provides for an exclusion from federal gross income of the COBRA subsidy. Because Commonwealth personal income tax law generally adopts IRC rules defining the scope of gross income as of January 1, 2005, it was necessary to adopt a specific Commonwealth exclusion to prevent this 2009 federal subsidy from being included in the Commonwealth taxable income of affected employees.

Tax Credits and Other Incentives. Massachusetts law provides for a variety of tax credits that may be applied against corporate excise or personal income taxes due, as applicable under relevant law. These credits are designed as benefits for specified economic activities as a means to encourage such business in the State. Certain of these credits, to the extent not used to reduce a current tax liability, may be carried forward, transferred or refunded, as specified in the applicable statute. In addition, certain statutory provisions may also provide an exemption from sales and use taxes for qualifying expenditures, or other specified tax benefits. The annual “tax expenditure budget” filed by the Governor provides a list, description and revenue estimate of various tax credits and incentives.

In July 2007, the Commonwealth revised its film tax credit to provide tax credits of 25% of certain production costs incurred by film production companies in Massachusetts that incurred at least $50,000 of film production costs in the State. Such production companies were also granted a sales and use tax exemption for goods purchased in the Commonwealth. A film production company may elect either to transfer all or part of its production credit to another taxpayer or to claim a refund of 90% of the amount that is not currently used. There

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is no cap on the amount of film tax credits that may be claimed. Under current law, the film tax credit will expire on January 1, 2023. As of June 8, 2010, approximately $261 million in tax credits had been approved or were in the process of being approved by the Department of Revenue since the program’s inception. The Department of Revenue estimated that the tax credits reduced fiscal 2007 tax revenues by approximately $12 million, reduced fiscal 2008 tax revenues by approximately $11 million, reduced fiscal 2009 tax revenues by approximately $110 million, and would reduce fiscal 2010 revenues by between $100 million and $130 million, not including any offsetting tax revenue from the film-related economic activity generated by the tax incentives. Virtually all of the reduction in tax payments resulting from credits that have been transferred or sold is reflected in the insurance, financial institutions, public utilities, and corporate tax categories. The Department of Revenue is required to prepare an annual report of the impact of the film tax credit and, as of June 8, 2010, was in the process of preparing its 2010 study.

Under legislation approved on June 16, 2008 in support of the life sciences industry, up to $25 million per year in tax incentives will be available to certified life sciences companies over a ten-year period, commencing on January 1, 2009 for an aggregate amount of $250 million, although the Governor proposed in his fiscal 2011 budget to administratively limit the aggregate amount of tax incentives granted to $20 million in fiscal 2011. The Department of Revenue estimated that this program would result in a revenue reduction of between $2 million and $5 million in fiscal 2010 and between $20 and $25 million in fiscal 2011.

Tax Revenue Forecasting

Under state law, on or before October 15 and March 15 of each year, the Secretary of Administration and Finance is required to submit to the Governor and to the House and Senate Committees on Ways and Means estimates of revenues available to meet appropriations and other needs in the following fiscal year. On or before October 15, January 15 and April 15, the Secretary is required to submit revised estimates for the current fiscal year unless, in his opinion, no significant changes have occurred since the last estimate of total available revenues. On or before January 15 of each year, the Secretary is required to develop jointly with the House and Senate Committees on Ways and Means a consensus tax revenue forecast for the following fiscal year. Beginning in fiscal 2005, state finance law has required that the consensus tax revenue forecasts be net of the amount necessary to fully fund the pension system according to the applicable funding schedule, which amount is to be transferred without further appropriation from the General Fund to the Commonwealth’s Pension Liability Fund.

On January 13, 2009, a fiscal 2010 consensus tax revenue estimate of $19.530 billion was agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means. On May 6, 2009, the same parties agreed upon a downwardly revised fiscal 2010 consensus tax revenue estimate of $17.989 billion. This revised consensus estimate was then adjusted for tax law changes enacted as part of the fiscal 2010 budget that were expected to increase fiscal 2010 tax revenues to $18.879 billion. The most significant adjustment was for the increase in the sales and use tax rates from 5% to 6.25%, effective August 1, 2009, which was estimated to produce an additional $759 million in fiscal 2010, of which $275 million was to be dedicated to transportation.

On October 15, 2009, based on an analysis of fiscal 2010 year-to-date revenue trends and taking into account revised economic forecasts and recommendations of the Governor’s Council of Economic Advisors and the Department of Revenue, as well as outside economists from the Massachusetts Taxpayers Foundation and Suffolk University’s Beacon Hill Institute who testified at a specially convened joint hearing held by the Secretary of Administration and Finance and the House and Senate Committees on Ways and Means on October 8, 2009, the Secretary of Administration and Finance revised the fiscal 2010 revenue estimate downward by $600 million, from $18.879 billion to $18.279 billion. The $600 million downward revision was at the high end of the revenue shortfall estimates provided by the Department of Revenue, the Governor’s Council of Economic Advisors, and forecasters who testified at the joint hearing. On January 7, 2010, the $18.279 billion benchmark estimate was revised upward to $18.460 billion based on the slightly improved year-to-date above benchmark performance through December 2009.

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Fiscal 2009, Fiscal 2010 and Fiscal 2011 Tax Revenues and Fiscal 2012 Tax Revenue Estimates

Fiscal 2009. Tax revenue collections for fiscal 2009 totaled $18.260 billion, a decrease of $2.620 billion, or 12.5%, compared to fiscal 2008.

The fiscal 2009 tax revenue decrease of $2.620 billion was attributable in large part to a decrease of approximately $712.5 million, or 28.6%, in personal income tax estimated payments, a decrease of approximately $147.6 million, or 1.6%, in withholding collections, a decrease of approximately $825.2 million, or 36.4%, in income tax payments made with returns and extensions, an increase of approximately $216.4 million, or 16.2%, in income tax refunds, a decrease of approximately $218 million, or 5.3%, in sales tax collections, and a decrease of approximately $449.6 million, or 17.6%, in corporate and business tax collections, which were partially offset by changes in other revenues (net of refunds). The fiscal 2009 collections were $176.5 million below the benchmark estimate for the corresponding period, based on the Secretary of Administration and Finance’s revised fiscal 2009 revenue estimate of $18.436 billion announced on May 4, 2009.

Fiscal 2010. Fiscal 2010 collections totaled $18.544 billion, an increase of approximately $284 million, or 1.6%, over fiscal 2009. The tax revenue increase of $284.4 million from fiscal 2009 is attributable in large part to an increase of approximately $743 million, or 19.2%, in sales and use tax collections, an increase of approximately $21 million, or 1.0%, in corporate and business collections, offset by a decrease of approximately $473 million, or 4.5%, in income tax collections. The tax revenue figures from the Department of Revenue indicate that fiscal 2010 tax collections were $84 million above the revised fiscal 2010 estimate of $18.460 billion announced by the Secretary of Administration and Finance on January 7, 2010.

Fiscal 2011. On December 16, 2009 the Secretary for Administration and Finance and the House and Senate Committees on Ways and Means held a public hearing in Boston and heard testimony from the Department of Revenue, the Federal Reserve Bank of Boston, the Massachusetts Taxpayers Foundation, the Beacon Hill Institute, and economists from Harvard University and Northeastern University. The three branches of government subsequently agreed upon a fiscal 2011 tax revenue estimate of $19.050 billion, consistent with testimony presented at the hearing.

The fiscal 2011 consensus tax revenue estimate of $19.050 billion represents revenue growth of 3.2% actual and 2.5% baseline from the fiscal 2010 estimate of $18.460 billion. The fiscal 2011 estimate assumes that the national and state economies will continue a moderate recovery throughout the fiscal year. In developing the consensus estimate, the Commonwealth relied on economic forecasts from Moody’s Economy.com, Global Insight, and the New England Economic Partnership. The economic forecasts (from November 2009) upon which the consensus revenue estimate is based are:

•

The national economy is beginning to emerge from recession. Following declines in the first quarter and second quarter of calendar year 2009, real gross domestic product (GDP) growth turned positive in the third quarter and grew at an annualized rate of 2.8%, and was expected to remain positive through calendar year 2010. Real GDP growth for the full fiscal 2010 was projected to be 0.4% compared to growth of 2.2% in fiscal 2008 and -2.2% in fiscal 2009. In fiscal 2011, real GDP growth is projected to range from 2.4% to 2.7%;

•	Massachusetts employment was expected to decline by 1.8% to 3.2% for fiscal 2010 as a whole. For fiscal 2011, Massachusetts employment is expected to change by -0.6% to 0.5%;

•

Massachusetts personal income (excluding capital gains) was expected to decline by 1.9% to 0.1% for fiscal 2010 as a whole. For fiscal 2011, Massachusetts personal income is projected to grow by 2.6% to 3.5%;

•

Massachusetts wages and salaries were projected to decline by 1.7% to 5.1% for fiscal 2010 as a whole. For fiscal 2011, the growth in Massachusetts wages and salaries is projected to range from 1.1% to 3.4%;

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•	Massachusetts retail sales growth was expected to decline by 0.4% to 1.9% for fiscal 2010 as a whole. For fiscal 2011, Massachusetts retail sales are projected to grow by 3.5% to 4.4%;

•

Corporate profits at the national level were expected to increase by 3.8% to 22.6% for fiscal 2010 as whole (there were no forecasts for state corporate profits). For fiscal 2011, growth in corporate profits is projected to range from 2.9% to 6.4%.

In addition to the economic forecasts described above, the consensus revenue estimate takes into account forecasts for capital gains realizations and taxes. The consensus agreement capital gains forecast is based on the following considerations:

•

Preliminary tax year 2008 data indicates that Massachusetts capital gains realizations decreased by approximately 60.4% in tax year 2008, to $14.6 billion. Fiscal 2009 taxes on those capital gains realizations totaled approximately $541 million, a decrease of approximately $1.632 billion, or 75.1%, from fiscal 2008 (taxes on tax year 2008 capital gains realizations were paid mostly in fiscal 2009).

•

The stock market, as measured by the average of the S&P 500 over the entire year, declined by 22.5% in calendar year 2009 (which largely determines fiscal 2010 capital gains taxes), and was expected to increase by 15.6% to 24.7% in calendar year 2010 (which largely determines fiscal 2011 capital gains taxes). Massachusetts capital gains realizations were projected to decline by 13.5% in calendar year 2009 and increase by 10.3% in calendar year 2010.

A preliminary analysis of tax revenue collections in April and May 2010 indicated that tax year 2009 capital gains tax realizations may have fallen by significantly more than the 13.5% assumed in the fiscal 2010 and fiscal 2011 consensus revenue estimates; however, higher than projected fiscal 2010 growth in other tax sources mostly offset the shortfall in capital gains taxes.

Preliminary tax revenues for the first seven months of fiscal 2011, ended January 31, 2011, totaled approximately $11.649 billion, an increase of approximately $1.091 million, or 10.3%, over the same period in fiscal 2010.

The year-to-date tax revenue increase of approximately $1.091 billion through January 31, 2011 from the same period in fiscal 2010 is attributable in large part to an increase of approximately $395.7 million, or 7.7%, in withholding collections, an increase of approximately $239.0 million, or 24.9%, in income estimated payments, a decrease of approximately $105.8 million, or 28.0%, in income refunds, an increase of approximately $289.5 million, or 10.8%, in sales and use tax collections, and an increase of approximately $54.9 million, or 5.9%, in corporate and business tax collections. Year-to-date fiscal 2011 tax collections (through January 2011) were approximately $28 million above the revised benchmark estimate, which is based on the January 18, 2011 fiscal 2011 tax revenue estimate of $19.784 billion, which was an upward revision from the consensus estimate used for the original fiscal 2011 budget (adjusted for the impacts of the economic development bill and the sales tax holidays in August 2010).

Fiscal 2012. On January 18, 2011, a fiscal 2012 consensus tax revenue estimate of $20.525 billion was agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means. The fiscal 2012 consensus tax revenue estimate of $20.525 billion represents revenue growth of 3.7% actual and 5.3% baseline from the revised fiscal 2011 estimate of $19.784 billion.

Federal and Other Non-Tax Revenues

Federal revenues are collected through reimbursements for the federal share of entitlement programs such as Medicaid and through block grants for programs such as TANF. The amount of federal reimbursements to be received is determined by state expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly

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and is contingent upon a maintenance-of-effort spending level determined annually by the federal government. Federal reimbursements for fiscal 2009 were $8.251 billion including $870 million as a result of enhanced FMAP reimbursement under ARRA. As of June 8, 2010, federal reimbursements for fiscal 2010 were projected to be $8.589 billion.

Departmental and other non-tax revenues are derived from licenses, tuition, fees and reimbursements and assessments for services. For fiscal 2009, departmental and other non-tax revenues were $2.326 billion. The largest budgeted departmental revenues, assessments and miscellaneous revenues in fiscal 2009 included $428.3 million for Registry of Motor Vehicles fees, fines and assessments, $125.6 million from filing, registration and other fees paid to the Secretary of State’s office, $123.5 million in fees, fines and assessments charged by the court systems and $68.7 million in tuition remitted to schools of higher education. Fiscal 2010 departmental and other non-tax revenues were projected to be $2.889 billion.

Lottery Revenues. For the budgeted operating funds, inter-fund transfers include transfers of profits from the State Lottery Fund and the Arts Lottery Fund and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for transfers from the Lottery of $1.018 billion, $1.035 billion, $1.103 billion, $1.128 billion and $1.003 billion in fiscal 2005 through 2009, respectively. Under state law, the net balance in the State Lottery Fund, as determined by the Comptroller on each September 30, December 31, March 31 and June 30, is to be used to provide local aid.

The Lottery Commission’s operating revenues for fiscal 2009 were $959 million. This includes a $1 million spending reduction in operating expenses, a $2 million spending reduction in administrative expenses and an additional $760,000 spending reversion by the Lottery. The result was a shortfall of $43.7 million against the assumed $1.003 billion budget to fund various commitments appropriated by the Legislature from the State Lottery Fund and Arts Lottery Fund, including Lottery administrative expenses, and $811 million in appropriations for local aid to cities and towns, with the balance, if any, to be transferred to the General Fund for the general activities of the Commonwealth. Legislation approved by the Governor on October 29, 2009 authorized the Comptroller to make a transfer from the General Fund to the State Lottery Fund to cure the deficiency.

The Lottery’s operating revenues for fiscal 2010 were $989.7 million. The result was a surplus of $55.4 million against the assumed $934.3 million budget to fund various commitments appropriated by the Legislature from the State Lottery Fund and Arts Lottery Fund, including Lottery administrative expenses, and $758.8 million in appropriations for local aid to cities and towns, with the balance of $55.4 million to be transferred to the General Fund for the general activities of the Commonwealth.

As enacted, the fiscal 2011 budget assumed total transfers from the Lottery of $1.008 billion to fund various commitments appropriated by the Legislature from the State Lottery Fund and the Arts Lottery Fund, including Lottery administrative expenses, and $812.2 million in appropriations for local aid to cities and towns, with the balance, if any, to be transferred to the General Fund for the general activities of the Commonwealth. This legislative assumption exceeded the revenue projections given by the State Lottery Commission for fiscal 2011 ($986.8 million) by approximately $21 million. This deficiency, along with other budgetary exposures, was addressed by the Governor with vetoes when he signed the fiscal 2011 budget. In December 2010, the State Lottery Commission reduced its projection from $986.8 million to $960.5 million. As of February 1, 2011, the estimated deficiency for budgetary distributions to be funded by lottery proceeds is $27.6 million.

Tobacco Settlement. In November 1998, the Commonwealth joined with other states in a master settlement agreement that resolved the Commonwealth’s and other states’ litigation against the cigarette industry. Under the agreement, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume.

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The Commonwealth’s allocable share of the base amounts payable under the master settlement agreement is approximately 4.04% which equals more than $8.3 billion through 2025, subject to adjustments, reductions and offsets. However, in pending litigation tobacco manufacturers are claiming that because of certain developments they are entitled to reduce future payments under the master settlement agreement, and certain manufacturers withheld payments to the states due in April 2006, April 2007, April 2008 and April 2009. The Commonwealth believes it is due the full amount and is pursuing its claim to unreduced payments. The Commonwealth was also awarded $414.3 million from a separate Strategic Contribution Fund established under the master settlement agreement to reward certain states’ particular contributions to the national tobacco litigation effort. This additional amount, also subject to a number of adjustments, reductions and offsets, is payable in equal annual installments during the years 2008 through 2017.

Tobacco settlement payments were initially deposited in a permanent trust fund (the Health Care Security Trust), with only a portion of the monies made available for appropriation. Beginning in fiscal 2003, however, the Commonwealth has appropriated the full amount of tobacco settlement receipts in each year’s budget. The balance accumulated in the Health Care Security Trust amounted to $509.7 million at the end of fiscal 2007. The fiscal 2008 budget established the State Retiree Benefits Trust Fund for the purposes of depositing, investing and disbursing amounts set aside solely to meet liabilities of the state employees’ retirement system for health care and other non-pension benefits for retired members of the system. In fiscal 2008, the Health Care Security Trust’s balance was transferred to the State Retiree Benefits Trust Fund. The fiscal 2009 and 2010 budgets were slated to transfer all payments received by the Commonwealth in fiscal 2009 and 2010 pursuant to the master settlement agreement from the Health Care Security Trust to the General Fund.

Limitations on Tax Revenues

Chapter 62F of the General Laws, which was enacted by the voters in November 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. The growth limit is used to calculate “allowable state tax revenue” for each fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then-current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that “although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems and payment of principal and interest on debt and other obligations of the Commonwealth.”

Tax revenues in fiscal 2003 through 2009 were lower than the “allowable state tax revenue” limit set by Chapter 62F and, as of June 8, 2010, were expected to be lower than the allowable limit in fiscal 2010.

Chapter 62F was amended by the fiscal 2003 and fiscal 2004 GAAs to establish an additional tax revenue limitation. The fiscal 2003 budget created a quarterly cumulative “permissible tax revenue” limit equal to the cumulative year-to-date actual state tax revenue collected during the same fiscal period in the prior fiscal year, increased by the sum of the most recently available year-over-year inflation rate plus two percentage points. Effective July 1, 2003, at the end of each quarter the Commissioner of Revenue must calculate cumulative permissible tax revenue. The Comptroller must then divert tax revenue in excess of permissible tax revenue from the General Fund to a Temporary Holding Fund to make such excess revenue unavailable for expenditure. If actual tax revenue collections fall short of the permissible limit, the difference flows back into the General Fund. At the end of each fiscal year, tax revenue in excess of permissible state tax revenue for the year is to be held in

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the Temporary Holding Fund pending disposition by the Comptroller. The Comptroller is required to first use any funds in the Temporary Holding Fund to reimburse the Commonwealth Stabilization Fund for any amounts expended from the Stabilization Fund during the fiscal year. The general law amendments in the fiscal 2004 budget require that at the end of each fiscal year, the Comptroller must transfer remaining excess revenue from the Temporary Holding Fund back to the General Fund for inclusion in consolidated net surplus.

As of December 31, 2009, actual state tax revenue had not exceeded the permissible state tax revenue limit set by Chapter 62F.

FISCAL 2010 AND FISCAL 2011

Fiscal 2009 Ending Balance

As of June 30, 2009, the Commonwealth ended fiscal 2009 with an undesignated budgetary fund balance of $74.7 million, net of a 0.5% tax revenue carry-forward into fiscal 2010 of $92.6 million. The $74.7 million is commonly known as “consolidated net surplus.” Of the $74.7 million surplus, $10 million was transferred to the Massachusetts Life Sciences Investment Fund, with the remaining $64.7 million transferred to the Stabilization Fund.

For fiscal 2009, the Commonwealth’s audited financial statements report a year-end balance in the Stabilization Fund of $841.3 million. The year closed with additional reserve fund balances of $68.8 million, $10 million of which represents the amount dedicated to the Massachusetts Life Sciences Investment Fund. The total ending fund balance in the budgeted operating funds was $1.017 billion.

Fiscal 2010

The fiscal 2010 general appropriations act, including vetoes, totaled $27.046 billion. The budget as enacted by the Legislature was based on a fiscal 2010 tax revenue estimate of $18.879 billion. The $18.879 billion estimate reflects the fiscal 2010 consensus tax estimate of $17.989 billion adjusted for the impact of tax law changes enacted as part of the fiscal 2010 budget. This estimate was initially revised downward by $600 million to $18.279 on October 15, 2009 and was subsequently revised to $18.460 billion on January 7, 2010.

To cover the projected $600 million tax revenue shortfall reflected in the original revised tax estimate as well as additional supplemental appropriations, the Governor announced approximately $277 million in spending reductions in October 2009, pursuant to Section 9C, across executive branch agencies. These cuts were reduced, in part, as a result of the second revision to the tax revenue estimate, and assume $228 million in 9C reductions. Other solutions to the reduction in the consensus revenue estimate included the use of $80 million in Stabilization Fund reserves, $126 million in anticipated departmental and other revenues, as well as $62 million in available federal funds under ARRA. Based on the updated guidance provided by the federal government that indicated that the State would be eligible for nearly $80 million in additional federal Medicaid reimbursements in fiscal 2010 related to the state’s Medicare “clawback” payments, the Secretary of Administration and Finance instructed the Comptroller to transfer $80 million from the General Fund back to the Stabilization Fund.

In March 2010, the Executive Office for Administration and Finance announced that it had identified $195 million (gross) of additional non-tax revenue and cost exposures in fiscal 2010 that were not previously anticipated. A portion of the deficiency was being reimbursed by the federal government leaving a $118 million deficiency that needed to be closed using state resources. To address these deficiencies the Governor proposed $38 million of line item spending reductions and a transfer of $50 million in surplus funds from the Commonwealth Transportation Fund to support certain transportation spending. These measures were signed into law as part of the supplemental budget legislation approved by the Governor on April 28, 2010. In addition the Secretary of Administration and Finance directed the Comptroller to transfer $30 million of the $80 million of clawback payments described in the paragraph above from the Stabilization Fund to the General Fund.

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As of August 10, 2010, the Governor had signed fiscal 2010 supplemental appropriations legislation totaling $665.4 million. The majority of additional funding was necessary to support state safety net programs and services affected by increased caseloads and utilization as a result of the economic downturn, such as the MassHealth program, the state program that provides legal representation to indigent persons in criminal and civil court cases and the emergency family shelters program at the Department of Housing and Community Development. There were also other unanticipated costs, such as special elections and increased funding for snow and ice removal, that have required supplemental funding. The Governor approved or filed supplemental appropriations to address these funding needs. On July 9, 2010, the Governor filed a final supplemental appropriations bill for fiscal 2010 that provided for net new spending in the amount of $28.5 million. This funding primarily addressed outstanding liabilities of the Commonwealth and, as of August 10, 2010, the Commonwealth indicated that there were sufficient resources available to cover these expenditures.

On October 31, 2010, the Commonwealth published the fiscal 2010 statutory basis financial report, which shows a consolidated net surplus of approximately $21.3 million before a $10 million transfer for life sciences funding required by the Commonwealth’s fiscal 2011 budget.

Fiscal 2011

On January 27, 2010, the Governor filed his budget recommendations for fiscal 2011 with the Legislature. The Governor’s recommendations were based on the consensus tax revenue estimate for fiscal 2011 of $19.050 billion. The Governor’s recommendations called for total spending in fiscal 2011 of $28.212 billion. The projected fiscal 2011 budget shortfall was $2.75 billion which the Governor recommended solving through budget reductions, use of federal stimulus, use of state Stabilization Funds and other revenue proposals.

The Governor’s fiscal 2011 budget recommendation included a total of $1.297 billion in enhanced FMAP, generated throughout fiscal 2011. Under ARRA, the level of enhanced FMAP for each state is dependent on the state’s unemployment rates. As of June 8, 2010, Massachusetts qualifies for tier 3, which is the highest tier for FMAP percentages. The enhanced FMAP through the ARRA legislation extended through December 2010. This approximately $1.297 billion total included the amount projected, as of June 8, 2010, for the first half of fiscal 2011 which provides the Commonwealth with a tier 3 level of FMAP reimbursement of 61.59% or approximately $690 million. In addition, it reflected the anticipated success in securing the expected enactment of a six-month extension of enhanced federal matching relief as part of pending federal legislation. This approach was consistent with projections included in fiscal 2010 budget recommendations while ARRA was pending. The Governor’s budget recommendations assumed a tier 2 level of reimbursement of 60.2% or approximately $607 million for the six-month extension portion of enhanced FMAP.

Though both the U.S. House of Representatives and Senate had passed a six-month extension of enhanced FMAP in separate legislative vehicles, and the President had indicated his support of it, as of June 8, 2010, Congress had not yet enacted the measure. The Governor, upon filing his fiscal 2011 budget recommendations, indicated that in the event Congress did not enact the six-month extension of enhanced FMAP by June 2010 he would revise his original fiscal 2011 budget recommendation to reflect a balanced budget proposal. On June 8, 2010, the Governor submitted such a revision for consideration by the legislative conference committee charged with developing a joint fiscal 2011 budget recommendation. In order to solve for the approximately $607 million in lost revenue the revision made proportional reductions across the Governor’s original fiscal 2011 budget recommendations with the exception of debt service, the Chapter 70 education aid program and the Unrestricted General Government Aid account.

On April 30, 2010, the House of Representatives approved a budget for fiscal 2011 that was based on the consensus tax revenue estimate for fiscal 2011 of $19.050 billion. The approved fiscal 2011 budget provided for $27.823 billion in spending. It did not rely on a withdrawal from the Stabilization Fund but did rely on the $1.297 billion FMAP.

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On May 28, 2010, the Senate released its fiscal 2011 budget, which was based upon the consensus tax revenue estimate for fiscal 2011 of $19.050 billion. According to the Committee, its budget provided for $27.926 billion in spending, did not rely on a withdrawal from the Stabilization Fund but did rely on $1.374 billion FMAP. The Committee’s budget assumed a tier 3 level of enhanced FMAP reimbursement for all of fiscal 2011.

The Governor’s fiscal 2011 budget recommendations and the House and Senate versions of the budget all included a new mechanism for budgeting for capital gains revenues. As one element of the yearly consensus revenue process, the Governor and the Legislature would agree on a maximum amount of capital gains tax revenues that would be included in the overall consensus revenue estimate. This amount would be based on projections for the fiscal year, as well as principles of prudent budgeting necessary to modulate the impact of this fluctuating revenue source, and subject to a $1 billion annual maximum. Any capital gains tax revenues in excess of $1 billion would be transferred to the Stabilization Fund, except for 5% of such excess which would be transferred to the State Retiree Benefits Trust fund to pay for unfunded retiree health insurance liability.

On June 30, 2010 the Governor approved the fiscal 2011 budget, which totaled $27.570 billion. The Governor vetoed approximately $457 million from the budget that was enacted by the Legislature. Such vetoes included $372 million of appropriations funded from additional federal Medicaid matching funds (FMAP) that were assumed in the budget, but which the United States Congress had not yet approved. (As described below, the FMAP extension legislation was subsequently approved.) A six-month extension of the enhanced FMAP rate was anticipated in the Governor’s fiscal 2011 budget proposals filed in January 2010, as well as in both the House and Senate versions of the budget. In addition, the budget enacted by the Legislature included $54 million in anticipated federal assistance for needy families that, as of August 10, 2010, had not been approved by Congress. The budget enacted by the Legislature also included approximately $21 million in Lottery revenues in excess of revenue projections given by the State Lottery Commission. The Governor vetoed certain funding in the fiscal 2011 budget to solve for the exposures anticipated at that time.

The fiscal 2011 budget included a $100 million withdrawal from the Stabilization Fund, the use of fiscal 2011 interest earnings on the Stabilization Fund and an additional $95 million in savings by suspending the statutory carryover of the General Fund balance into fiscal year 2012. Taking all that into account, the Stabilization Fund was projected, when the fiscal 2011 budget was signed into law, to have a $556 million balance at the end of fiscal 2011. The fiscal 2011 budget also relies on $809 million in remaining available federal funds under ARRA.

On August 5, 2010, the Governor signed into law legislation relating to economic development that includes four sets of provisions affecting tax revenues:

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The legislation extends the net operating loss carry-forward period for specified categories of taxpayers (generally including business corporations but not financial institutions or utility corporations) filing under the corporate excise tax from five years to 20 years, for losses sustained in tax years beginning in calendar year 2010. The Department of Revenue estimates that the static revenue loss under this provision will be approximately $4.7 million in fiscal 2016, $12.6 million in fiscal 2017, $19.8 million in fiscal 2018, $25.5 million in fiscal 2019, and $30.3 million in fiscal 2020. The Department of Revenue estimates that the static revenue loss under this provision will increase annually until the tax law change is fully phased in by fiscal 2031, at which point the annual revenue loss will be approximately $92.2 million.

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The legislation institutes a reduced 3% capital gains tax rate under the individual income tax for sale of investments in certain Massachusetts-based start-ups. The new rate takes effect for tax years beginning on or after January 1, 2011 with respect to investments in corporations incorporated on or after January 1, 2011, but a three-year holding period is required. The Department of Revenue estimates that this provision will result in a static revenue loss of $0.1 million in fiscal 2014, $0.7 million in fiscal 2015, $2.3 million in fiscal 2016, $4.0 million in fiscal 2017, and $5.7 million in fiscal 2018. The Department of Revenue estimates that the static revenue loss under this provision will increase annually until fiscal 2022, at which point the annual revenue loss will be approximately $13.5 million.

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The legislation provides for the exclusion of income of a non-U.S. corporation from a “water’s edge” combined report under the corporate excise tax if the income is not subject to U.S. federal income tax by reason of an exemption in a federal bi-lateral treaty, effective for tax years beginning January 1, 2009. Other income of a non-U.S. corporation that is derived from U.S. sources (as well as income effectively connected with a U.S. trade or business) would continue to be included in the combined group’s Massachusetts income tax base in accordance with the combined reporting statute and regulations, including in situations where a federal treaty reduces the federal tax rate on such income but does not completely exempt the income from tax. The Department of Revenue estimates that this provision will result in a revenue reduction or revenue forgone of up to approximately $28 million annually, with a potentially larger revenue loss in fiscal 2011 due to the retroactive nature of the change.

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The legislation established a sales tax holiday on August 14-15, 2010. All non-business retail sales of $2,500 or less were exempt from the Massachusetts sales tax, excluding telecommunications services, motor vehicles, meals, utilities, motor boats, and tobacco products. The Department of Revenue certified on December 29, 2010 that the sales tax holiday resulted in a static revenue loss of approximately $19.9 million in fiscal 2011.

On August 10, 2010, the President signed a $26 billion state-aid package that would provide additional federal funding to the states for Medicaid and teachers’ pay. This measure extends the FMAP rate originally set to expire on December 31, 2010 to June 30, 2011, which is expected to provide approximately $449 million in additional Medicaid reimbursement to the Commonwealth to retain or hire teachers at local school districts.

On September 8, 2010, the Commonwealth novated its swap agreement with Ambac Financial Services, LLC initially entered into with respect to the Commonwealth’s General Obligation Refunding Bonds, 1997 Series B. As part of the novation, Ambac Financial Services, LLC transferred all of its rights, liabilities, duties and obligations with respect to such swap to SMBC Capital Markets, Inc. The Commonwealth pays a fixed rate of 4.659% to SMBC and SMBC pays the Commonwealth a variable rate equal to the Securities Industry and Financial Markets Association (SIFMA) Index.

On October 15, 2010 the Governor approved supplemental budget legislation that included approximately $419 million in supplemental appropriations in order to preserve program funding for safety net services and public safety functions. This additional funding was supported with $399 million of the $449 million in estimated additional federal revenues to be provided to the Commonwealth in fiscal 2011 from the August 2010 extension of the FMAP rate through June 30, 2011. As of October 15, 2010, this leaves $50 million in such revenues unexpended. The legislation also eliminated the planned fiscal 2011 withdrawal of $100 million from the Stabilization Fund and restored the “statutory carry forward” in fiscal 2011, worth approximately $95 million. Of the $419 million in supplemental funding, approximately $327 million was provided for the MassHealth program. The Commonwealth receives additional federal Medicaid reimbursements for these expenditures, leaving the “net” total amount of supplemental funding at approximately $203 million.

On January 4, 2011 the Governor approved $330 million in supplemental appropriations, including $258 million for the MassHealth program, $20 million for the Commonwealth Care Bridge Program and $16 million for the emergency assistance shelter program.

On January 18, 2011 the Secretary of Administration and Finance, in consultation with the chairs of the House and Senate Committees on Ways and Mean and based on available data on tax revenue collections and economic trends, revised the fiscal 2011 tax revenue estimate from $19.078 billion to $19.784 billion. The Secretary also revised the non-tax revenue estimate to account for, among other non-tax revenue items, the fact that the Secretary no longer expects approximately $160 million in estimated fiscal 2011 revenues tied to reimbursement for certain costs associated with the Special Disability Workload, owed by the federal government to the Commonwealth, to be received in fiscal 2011. When the fiscal 2011 budget was signed into law, it appeared likely that the United States Congress would fund these amounts owed to states before the

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November 2010 elections. However, the Secretary of Administration and Finance is now less confident that the Commonwealth will receive this amount from the federal government in fiscal 2011.

On January 26, 2011, the Governor filed legislation requesting supplemental fiscal 2011 appropriations totaling $311.7 million, including $183.3 million for additional payments from the Medical Assistance Trust Fund to hospitals (these payments are to be entirely supported by offsetting federal revenues in fiscal 2011), $32.6 million for a reserve for the Trial Court to support collective bargaining increases for the Office and Professional Employees International Union (“OPEIU”) Local 6, $25 million for additional projected snow and ice removal costs, $14.4 million to support cash assistance caseload spending at the Department of Transitional Assistance, $25 million for additional funding to support Underground Storage Tank reimbursements, $8.2 million for the operations of the Fernald Development Center in Waltham (which has remained open beyond projected closure dates) and $6 million for projected caseload spending by the Department of Housing and Community Development for Emergency Assistance family homeless shelters.

In addition, the legislation provides for other requests such as line item transfer authority for MassHealth and the Department of Early Education and Care to manage caseload and utilization changes, and authorization for the Secretary of Administration and Finance to fund the statutorily required deposit into the Stabilization Fund of 0.5% of total tax revenue. This deposit was suspended in the fiscal 2011 budget. The value of this deposit is projected to be $95 million and would result in a projected fiscal 2011 ending balance of $770 million in the Stabilization Fund.

Fiscal 2012

On January 26, 2011, the Governor filed with the Legislature his budget recommendations for fiscal 2012. The Governor’s recommendations call for total spending in fiscal 2012 to be less than total anticipated spending in fiscal 2011 by $570 million, or 1.8%, after accounting for close to $400 million of off-budget spending in fiscal 2011 for Chapter 70 education aid, higher education and special education from federal stimulus funds that would otherwise be accounted for within the state budget. After one-time resources supporting the fiscal 2011 budget and estimated changes in tax and non tax revenues are accounted for, the total resources expected to be available in fiscal 2012 are $1.2 billion less than in fiscal 2011. The Governor has proposed $627 million in additional resources to support the fiscal 2012 budget, resulting in a total budget that is $570 million below fiscal 2011 estimated spending. Of the $627 million in additional resources, $385 million are considered by the Executive Office for Administration and Finance to be one-time resources, including a withdrawal of $200 million from the Stabilization Fund. The $200 million withdrawal from the Stabilization Fund leaves a projected fiscal 2012 ending balance of approximately $570 million. The Governor’s fiscal 2012 budget recommendations also include a proposal to require any one-time litigation or tax settlements in excess of $10 million to be deposited into the Stabilization Fund. The $385 million in fiscal 2012 one-time resources is an approximate $1.5 billion decrease from one-time resources currently assumed in the fiscal 2011 budget.

In addition to the $200 million withdrawal from the Stabilization Fund, the fiscal 2012 budget recommendation includes the following revenue proposals: $99 million in additional abandoned property revenues above the roughly $90 million that are typically collected each year; $46 million from the delay of the FAS 109 deduction, which is to become effective in the next tax year; $8 million in state revenues from clarifying that hotel resellers must collect hotel occupancy taxes on their mark-ups; $78 million from additional federal Medicaid revenue adopted under a waiver with the Centers for Medicare and Medicaid Services; $61.5 million from enhanced tax collection activities performed by the Department of Revenue; $40 million in revenue maximization efforts to optimize federal revenue and other sources; $20 million from the modernization of bottle redemption laws to include a broader group of beverage sales subject to the 5¢ bottle deposit; $20 million from making technical clarifications to the State’s existing corporate sales factor rules; $25 million from contributions from quasi-public authorities; and other revenue initiatives totaling $30 million in fiscal 2012.

Included in the Governor’s fiscal 2012 budget, or in legislation filed concurrently with the budget recommendations, are a number of reform initiatives including: pension reform, criminal justice reform,

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homeless shelter reform and a municipal relief package. Many of these and other reform proposals are expected to generate savings that have been assumed in the Governor’s fiscal 2012 budget proposal. The Governor’s budget proposal also assumes growth in spending for the Commonwealth’s health care coverage programs, including MassHealth, Commonwealth Care and the Group Insurance Commission, will be avoided in fiscal 2012 based on new procurement and enrollment strategies expected to drive care to lower-cost settings. With respect to MassHealth, other steps to control growth in costs are also being taken, including reductions in provider and managed care plan rates, reductions in certain optional benefits and increases in certain co-payments. In the absence of these steps to control growth in costs, the Executive Office for Administration and Finance estimates that costs in the Commonwealth’s health care coverage programs would grow by approximately $1 billion.

Cash Flow

The State Treasurer is responsible for cash management and ensuring that all Commonwealth financial obligations are met on a timely basis. Cash flow management incorporates the periodic use of short-term borrowing to meet cash flow needs for both capital and operating expenditures. In particular, the Commonwealth makes local aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which in recent years has often resulted in the need for short-term cash flow borrowings. All short-term cash flow borrowings, including both commercial paper and revenue anticipation notes, must be repaid by the end of the fiscal year. As of June 8, 2010, the State had liquidity support for an $800 million tax-exempt commercial paper program for general obligation notes, through four $200 million credit lines. The Commonwealth has relied upon the commercial paper program for additional liquidity since 2002.

The Commonwealth ended fiscal 2010 with an overall increase in the non-segregated cash balance from $805.3 million (at the end of fiscal 2009) to $844.2 million, as compared to a projection of $860.2 million in the June 3, 2010 cash flow forecast.

On December 3, 2010, the State Treasurer and the Secretary of Administration and Finance released a cash flow statement for fiscal 2011. The fiscal 2011 cash flow statement is based upon the fiscal 2011 budget signed on June 30, 2010 (including the value of all vetoes and subsequent overrides), all supplemental appropriations filed, enacted or anticipated, and all prior appropriations continued into fiscal 2011.

The Commonwealth’s five-year capital investment plan, which is reviewed annually, calls for approximately $2.3 billion of bonds to be issued in fiscal 2011. This amount includes $1.625 billion in general obligation bonds issued under the bond cap and $675.0 million of borrowing for the accelerated bridge program (which includes $300 million of borrowing for the program carried over from prior fiscal years, as well as $375 million in borrowing for fiscal 2011). Prior year spending of $200 million under the accelerated bridge program bond authorization was temporarily financed with general obligation bond anticipation notes issued in July 2010. (Such notes were retired with a portion of proceeds of accelerated bridge program bonds issued on December 23, 2010.)

On August 26, 2010 the State Treasurer issued $358 million in general obligation bonds under the bond cap and $1.2 billion in revenue anticipation notes to support the State’s cash flow. The revenue anticipation notes are scheduled to mature in late April 2011, late May 2011 and late June 2011. The State Treasurer issued an additional $350 million in general obligation bonds under the bond cap on December 1, 2010. The State Treasurer also issued general obligation refunding bonds on July 29, 2010 (approximately $120.4 million) and September 15, 2010 (approximately $165.6 million) to refund certain Commonwealth bonds that matured on August 1, 2010, October 1, 2010 and November 1, 2010, pursuant to special legislation enacted in conjunction with the fiscal 2011 budget. Both series of refunding bonds were sold on July 23, 2010. The refunding bonds mature in 2014 and 2015.

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LEGAL MATTERS

There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. As of June 8, 2010, in the opinion of the Attorney General, no litigation was pending or, to her knowledge, threatened which was likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Programs and Services

From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth’s reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

Health Care for All v. Romney, et al., United States District Court. A group of individual plaintiffs brought this action for injunctive and declaratory relief, challenging the Commonwealth’s administration of the MassHealth dental program. Specifically, the plaintiffs asserted that the Commonwealth’s administration of the dental program fails to comply with federal Medicaid law. In February 2006, the District Court entered judgment against the state defendants on three counts of the plaintiffs’ third amended complaint with respect to MassHealth-eligible members under age 21. Pursuant to that judgment, the Commonwealth must develop and implement a remedial plan to improve access to Medicaid-covered dental services for MassHealth-eligible members under age 21. Crucial aspects of the plan, including certain regulatory changes and the retention of a third-party administrator for the MassHealth dental plan, have already been implemented, but it is anticipated that ongoing compliance with the judgment will result in additional costs which, as of February 1, 2011, could not be accurately estimated.

Rosie D., et al. v. the Governor, United States District Court, Western Division. In a memorandum of decision dated January 26, 2006, the District Court ruled in favor of a class of Medicaid-recipient children that the Commonwealth fails to provide the home- and community-based services required under the Early and Periodic Screening, Diagnosis and Treatment (“EPSDT”) provisions of the Medicaid Act. In February 2007, the District Court adopted the defendants’ proposed remedial plan, with some modifications, and, in July 2007, entered judgment in accordance with that plan, as modified. The Commonwealth did not appeal from that judgment and has begun implementation of its remedial plan. The plan originally contemplated full implementation by June 30, 2009, but, on the Commonwealth’s motion, the Court modified the judgment to extend the date for full implementation to November 30, 2009. In January 2009, the Court allowed plaintiffs’ motion for $7 million in legal fees. The cost of implementation is likely to exceed $20 million annually beginning in fiscal 2009. Although in fiscal 2009 the Commonwealth paid the plaintiffs’ attorneys approximately $7.1 million in court-approved fees, plaintiffs are entitled to submit additional petitions for recovery of attorneys’ fees incurred post-judgment (e.g., for monitoring activity), through the end of the remedial plan implementation period (July 2012). In late May 2010, plaintiffs moved the Court for payment of approximately $1.48 million in attorneys’ fees for monitoring the implementation of the judgment during the period from January 1, 2007, through June 30, 2009. Defendants’ counsel filed an objection to approximately $250,000 of the fees requested. The Court issued an order reducing defendants’ attorneys’ fees by $50,000. As of February 1, 2011, the defendants were considering whether to appeal the Court’s order with respect to the remainder of the disputed fees.

Disability Law Center, Inc. v. Massachusetts Department of Correction et al., United States District Court. The Disability Law Center (the “DLC”) filed suit against the Department of Correction (the “DOC”) and various senior DOC officials, alleging that confining prisoners with mental illness in segregation beyond a short period violates the Eighth Amendment of the United States Constitution, the Americans with Disabilities Act and the Rehabilitation Act of 1973. The DLC asks the court to enjoin the DOC from confining mentally ill prisoners in

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segregation for more than one week and to require the DOC to establish a maximum security residential treatment unit or units as an alternative to segregation. The DLC has proposed a broad definition of mental illness which, if adopted, would cover a large percentage of the DOC’s segregation population. The DLC’s counsel and consultants (a psychiatrist, a psychologist and a corrections specialist) have toured several DOC facilities and have interviewed numerous segregation inmates. The DLC has received the medical and mental health records of numerous inmates. On July 31, 2009, the state defendant filed, under seal, a draft settlement agreement that contemplates appropriate services to inmates with serious mental illness while taking account of the Commonwealth’s current budgetary constraints. The DLC rejected the state defendant’s settlement offer, as proposed. Thereafter, in early November 2009, the parties filed separate status reports with the Court reporting a cessation of their settlement discussions and, consequently, the need for a trial date. A scheduling order dated February 10, 2010 provides that any amended pleadings must be filed by early May 2010, and all discovery is to be completed by mid-March 2011. The Court set a trial date of June 6, 2011. While the DLC requests only injunctive relief, the DOC has conducted a preliminary funding analysis, which estimates that approximately $135 million of additional funding would be required over the next five fiscal years relating to program costs and staffing associated with the implementation of provisions of the original draft settlement agreement. This estimate does not include approximately $8 million in bond funding for information technology infrastructure and related upgrades.

Harper et al. v. Massachusetts Department of Transitional Assistance, United States District Court. This lawsuit was filed by four individuals seeking to represent a class of indigent disabled individuals who apply for or receive subsistence-level cash and/or food stamp benefits from the Massachusetts Department of Transitional Assistance (the “DTA”). Plaintiffs allege that the way the DTA administers its programs has the effect of preventing persons with disabilities from having equal access to the DTA’s benefits and services, and therefore violates the Americans with Disabilities Act and the Rehabilitation Act of 1973. Plaintiffs seek systemic changes to the DTA’s policies and procedures as well as to information and telephone systems. The DTA has answered the complaint, and as of June 8, 2010, the parties were conducting discovery. After the assigned magistrate judge recommended class certification, the DTA filed objections with the District Court judge, who, as of June 8, 2010, had the matter under advisement since mid-March 2010. As the result of an August 2010 court order, the case had been stayed, as of February 1, 2011, while the parties engaged in mediation. The Commonwealth has indicated that although the existence and scope of liability are contested by the DTA, the cost of implementing the changes demanded by the plaintiffs could be millions of dollars.

Kristy Didonato, et al. v. Department of Transitional Assistance, et al. (Didonato I and Didonato II), Massachusetts Housing Court, Western Division. These are consolidated class actions challenging the DTA’s practices and procedures relating to emergency shelter placements and, more specifically, its practices and procedures relating to the placement of families in shelters that are located more than 20 miles from their home communities. In October 2006, the Housing Court allowed the plaintiffs’ motion for partial summary judgment on the systemic notice and hearing claims in Didonato I and Didonato II. Following the court’s decision, the DTA worked with plaintiffs’ counsel to implement the court’s partial summary judgment decision and also initiated settlement discussions to resolve the remaining claims in the consolidated complaints. Plaintiffs’ counsel moved to expand plaintiffs’ requested relief to include a demand that the DTA adopt a policy requiring that motel placements be used to avoid placing families with school-age children in shelters that are more than 20 miles from their home communities. On July 1, 2009, the emergency shelter program was transferred from the DTA to another state agency, the Department of Housing and Community Development. The defendants served a formal opposition to the motion to expand the case in early May 2010. A hearing on the motion to amend was held on June 17, 2010. On December 13, 2010 the court allowed the plaintiffs’ motion to amend their complaint. If the court agrees to expand the Didonato cases to include this claim relating to the use of motels, and ultimately finds that the Commonwealth must facilitate a motel placement before placing a family with school-age children in a shelter more than 20 miles from their home community, the program costs related to implementing such a requirement potentially could exceed $20 million.

Mass. Community College Council, Inc., et al. v. Board of Higher Ed., et al., Suffolk County Superior Court. A group of individual plaintiffs and the employee organizations to which they belong brought this action

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for declaratory and mandamus relief, challenging the Commonwealth’s criteria for eligibility to enroll in Group Insurance Commission health insurance coverage under G.L. c. 32A and for the payment of a pro rata contribution for non-eligible employees who obtain health insurance coverage through the Health Insurance Connector Authority. As of June 8, 2010, the case was still in the early stages of litigation. The complaint was filed in late November 2009, and the State defendants answered on February 12, 2010, denying that the plaintiffs are entitled to any of the relief they demand. While the case is not a class action, if the plaintiffs prevail, it is expected that the Commonwealth would likely make similarly situated persons eligible for coverage or contribution. The Commonwealth has indicated that, as of June 8, 2010, it was not possible to accurately estimate the costs that would be incurred if the plaintiffs prevailed.

Finch, et al. v. Health Insurance Connector Authority, et al., Supreme Judicial Court for Suffolk County. This lawsuit, filed directly in the Supreme Judicial Court single justice session, challenges, under the state Equal Protection Clause, a statute enacted in August 2009 that excludes from the Commonwealth Care program, run by the Connector Authority, those individuals who are alien residents with special status (“AWSS”). Many members of the AWSS population are otherwise eligible for subsidized insurance through the Commonwealth Care program. Because the Commonwealth does not receive federal Medicaid funds for these individuals (unlike other members of Commonwealth Care), the Legislature effectively reduced the Connector Authority’s budget by excluding this group of members. The Commonwealth then established a less expensive program to cover much of the AWSS population with health insurance. The lawsuit does not ask for retroactive relief, but seeks to have the individuals reinstated to the Commonwealth Care program. While the Commonwealth has expressed no opinion on the likelihood of loss, if plaintiffs succeed on their claims, and the Legislature makes no other changes to eligibility requirements, the Commonwealth could incur more than $100 million in additional costs for covering special status immigrants through Commonwealth Care per fiscal year. The Commonwealth has noted that this is a conservative estimate based on projected average program costs and will be refined as updated cost and enrollment information for special status immigrants becomes available.

Connor B., ex rel. Vigurs, et al. v. Patrick, et al., United States District Court, Western Division. This is a proposed class action in which plaintiffs allege that the Commonwealth’s foster care system violates foster children’s constitutional and statutory rights to be protected from harm while in state custody; not to be deprived unnecessarily of child-parent and sibling relationships; to safe, stable foster care placements and timely adoption planning and recruitment; to payments to foster care providers that cover the actual costs of providing food, clothing, shelter, and other essential items; and to adequate educational, mental health, medical, and dental services. Plaintiffs further allege that children are abused and neglected while in the Commonwealth’s foster care system at a rate higher than the national average; that children in foster care are moved from one placement to another with unusual frequency; that many children never achieve permanency in their placements; and that hundreds of children “age out” of foster care inadequately prepared to live independently as adults. Plaintiffs claim that the system’s alleged failures are attributable to an insufficient number of social workers, all carrying excessive caseloads; a dearth of appropriate foster care placements and ancillary services; and insufficient supports (including financial reimbursement) to foster care providers. On August 20, 2010, defendants filed a motion to dismiss the entire complaint. On January 4, 2011, the court denied defendants’ motion to dismiss in its entirety. As of February 1, 2011, a hearing on defendants’ opposition to the plaintiffs’ motion for class certification had been scheduled. If plaintiffs succeed in achieving all of the declaratory and injunctive relief they seek, the Commonwealth could be required to expend millions of dollars in increased foster care reimbursement payments, personnel costs, and services.

Medicaid Audits and Regulatory Reviews

In re: Centers for Medicare and Medicaid Services regulations (Uncompensated Care Pool/Health Safety Net Trust Fund). The federal Health Care Financing Administration (now the Centers for Medicare and Medicaid Services (“CMS”)) asserted in June 2000 that the portion of the Medicaid program funded by the Commonwealth’s Health Safety Net Trust Fund (formerly the Uncompensated Care Pool) might violate federal regulations regarding permissible taxes on health care providers. Since 1993, MassHealth has sought federal

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waivers for the Commonwealth’s assessment on acute care hospitals and surcharge payers, respectively, which fund the Uncompensated Care Pool and its successor, the Health Safety Net Trust Fund. The Commonwealth believes that the assessments are within the federal law pertaining to health care-related taxes. Under federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible health care-related tax, the federal government could seek retroactive repayment of federal Medicaid reimbursements. New federal regulations on health care-related taxes were, in large part, subject to a moratorium on implementation through June 30, 2009, which CMS extended until June 30, 2010. As of June 8, 2010, the Commonwealth was expecting to have collected by the end of pool fiscal year 2010 an estimated $4.836 billion in acute hospital assessments since 1990 and an estimated $1.717 billion in surcharge payments since 1998. As of February 1, 2011, the Commonwealth has indicated that, by the end of pool fiscal year 2011, it expects to have collected an estimated $4.997 billion in acute hospital assessments since 1990 and an estimated $1.877 billion in surcharge payments since 1998. Clarification of the law surrounding permissible provider taxes is a national issue involving a number of states.

In re: Deferral of 2005 MassHealth acute hospital supplemental payments. In March 2006, CMS deferred payment of claims for Federal Financial Participation (“FFP”) totaling almost $52.5 million. This amount represents the federal share of the portion of MassHealth supplemental payments to Boston Medical Center (“BMC”), Cambridge Health Alliance (“CHA”) and UMass Memorial Health Care, Inc. (“UMMHC”) hospitals attributable to dates of service in or before fiscal 2003. CMS released $16.4 million in FFP for payments to BMC and CHA and is holding $27 million in FFP for payments to UMMHC. The Executive Office of Health and Human Services returned $9 million in FFP based on its own update of projected payment limits.

In re: Disallowance by the U.S. Department of Health and Human Services Centers of Medicare and Medicaid Services (Targeted Case Management). On March 20, 2008, CMS issued a notice of disallowance of $86,645,347 in FFP for fiscal 2002 and fiscal 2003. As the basis for the disallowance, CMS cited the final findings of an audit conducted by the Office of the Inspector General of the U.S. Department of Health and Human Services regarding Medicaid targeted case management claims for children in the target group of abused or neglected children involved with the Department of Social Services. The Commonwealth appealed the CMS disallowance to the Departmental Appeal Board of the U.S. Department of Health and Human Services. On December 31, 2008, the Departmental Appeals Board affirmed the disallowance. The Commonwealth filed an appeal of the disallowance in federal district court on February 25, 2009. The parties entered into a settlement agreement which provides that CMS retain the approximately $86.6 million FFP and forgo any further disallowance actions for other similar FFP claims. (See Commonwealth v. Sebelius below.)

Commonwealth v. Sebelius, United States District Court. The Attorney General filed this action seeking judicial review of the decision by CMS to deny approximately $86.6 million FFP for targeted case management services provided by the Department of Children and Families (formerly the Department of Social Services). On March 24, 2010, the District Court entered judgment for the United States. On May 20, 2010, the Commonwealth filed its appeal with the United States Court of Appeals for the First Circuit. The parties entered into a settlement agreement which provides that CMS retain the approximately $86.6 million FFP and forgo any further disallowance actions for other similar FFP claims.

Boston Medical Center Corp. and Boston Medical Center Health Plan, Inc. v. Secretary of the Executive Office of Health and Human Services, Suffolk Superior Court. Plaintiffs filed suit in July 2009 claiming that they are owed at least $127.6 million, plus interest, for fiscal 2009. First, plaintiffs allege that the Commonwealth was obligated to set higher Medicaid reimbursement rates for services provided to Medicaid clients by the BMC hospital and managed care organization entities and that, if the rates for that year were increased to levels that BMC seeks, it would be entitled to an additional $120.9 million for fiscal 2009. Second, BMC also alleges that it is entitled to an additional $6.7 million in net supplemental payments for fiscal 2009 under St. 2006, c. 58, § 122, the so-called Health Care Reform Act. Defendant filed an Answer denying all claims. On December 20, 2010 the court granted the defendant’s motion to dismiss all of the plaintiffs’ claims.

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Holyoke Medical Center, Inc., et al. v. Secretary of the Executive Office of Health & Human Services, Suffolk Superior Court. Six community hospitals that mainly serve patients covered by state and federal public insurance plans filed suit in December 2009 claiming that they are owed at least $115.9 million by the Commonwealth’s Medicaid program. Plaintiffs allege that the Commonwealth was obligated to set higher Medicaid reimbursement rates for services provided to Medicaid clients by the six plaintiff hospitals. On December 20, 2010, the court granted the defendant’s motion to dismiss all of the plaintiffs’ claims.

Taxes

There are several tax cases pending that could result in significant refunds if taxpayers prevail. The Commonwealth has indicated that it is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth, and the descriptions that follow are not intended to imply that the Commissioner has conceded any liability whatsoever. As of June 4, 2010, it is estimated that approximately $145.8 million in contingent liabilities exist in the aggregate in tax cases pending before the Appellate Tax Board, Appeals Court or Supreme Judicial Court. These contingent liabilities include both taxes and interest. Several cases comprise a sizeable share of these liabilities.

TJX Companies v. Commissioner of Revenue (“TJX I”), Appeals Court. In TJX I, the taxpayer challenged certain assessed corporate excise taxes and the Commissioner’s application of the sham transaction doctrine to various deductions claimed by TJX on account of purported royalty and interest payments to related, out-of-state corporations. According to the statement of agreed facts submitted to the Appellate Tax Board in TJX I, the direct amount in dispute, exclusive of interest, was approximately $9.8 million. The Board decided TJX I in favor of the Commissioner, and the taxpayer appealed. The Appeals Court largely affirmed the decision of the Appellate Tax Board in an unpublished decision dated April 3, 2009. Subsequently, the Supreme Judicial Court denied TJX Companies’ application for further appellate review.

TJX Companies v. Commissioner of Revenue (“TJX II”), Appeals Court. In TJX II, the taxpayer challenged a tax liability of approximately $18 million (including interest), arising from the Commissioner’s disallowance of deductions for various royalty payments and interest taken in connection with transactions between several subsidiaries of the taxpayer. The Appellate Tax Board decided TJX II in favor of the Commissioner, and the taxpayer appealed. The Appeals Court affirmed the decision of the Appellate Tax Board in an unpublished decision dated July 23, 2010.

Feeney, et al. v. Dell, Inc. v. Commissioner of Revenue, Middlesex Superior Court. The plaintiffs, a putative class of Massachusetts consumers who purchased Dell computers between 1995 and 2006, brought suit against Dell seeking a declaration that Dell wrongfully collected (and remitted to the Commissioner) sales tax upon service contracts that were purchased at the same time consumers purchased personal computers from Dell. (The computers themselves were not subject to sales tax because Dell, at that time, had no physical presence in Massachusetts.) The Supreme Judicial Court ruled that Dell could not be liable under Chapter 93A (and therefore be forced to pay treble damages) for collecting taxes that it believed, in good faith, were due; the Court, however, let the declaratory action go forward. Dell has now filed a third-party complaint against the Commissioner, seeking a declaration that the taxes were wrongfully collected and should be paid back. The Superior Court now has under advisement the Commissioner’s motion to dismiss the third-party action, premised on the ground that Dell must first exhaust its administrative remedies. (Dell’s request for an abatement was denied by the Commissioner; Dell then filed abatement petitions with the Appellate Tax Board, seeking abatement of all sales taxes paid and remitted on Dell service contracts during the period at issue.) If successful on all of its claims, Dell argues that it is entitled to an abatement of approximately $27.8 million in previously paid tax (including interest that has accrued since dates of payment). The Feeney plaintiffs have estimated that approximately $40 million in sales tax was collected and should be returned to purchasers. As of June 8, 2010, neither the Commissioner nor the Attorney General had ventured any opinion as to Dell’s likelihood of recovery.

DIRECTV, Inc. v. Commonwealth of Massachusetts Department of Revenue, Suffolk Superior Court. In a lawsuit filed in early 2010, DIRECTV claims that the excise on the sale of direct broadcast satellite services to

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subscribers or customers in the Commonwealth (enacted by Mass. St. 2009, c. 27, sec. 61 and 150) violates the Commerce Clause of the United States Constitution and the equal protection clauses of the United States and Massachusetts Constitutions. Although the suit is only in its incipient stage, the Commonwealth has indicated that the potential refund of taxes collected under the statute may exceed $10 million for each tax year. In mid-March 2010, the Commonwealth served a motion to dismiss the complaint for failure to exhaust administrative remedies.

Vodaphone Americas, Inc. v. Commissioner of Revenue, Appellate Tax Board. These five docket numbers cover the years 2000 to 2008 for two entities that owned an interest in a partnership doing business in the Commonwealth as Verizon Wireless. For the first three years, the partnership was owned through a tiered ownership structure of pass-through entities. The Commissioner claims that nexus is appropriate in these years. For the next six years, one of the entities in the ownership chain was a Bermuda corporation. The partner (Vodafone) is claiming that the corporation should pay tax on its income, while the corporation, as a disregarded entity, is filing a return (PS-1, for utilities) that indicates that its shareholder, a partnership, is flowing all income up to the partners. The issue is which entity is properly subject to tax on the income in this case. An additional issue concerns the sourcing of receipts for services in the numerator of the sales factor based upon where the company incurred the costs of performing the income-producing activity that gave rise to those receipts. The case was set for a status conference on June 16, 2010, with a discovery completion date scheduled for September 2010, and a trial date scheduled for January 19, 2011. The Commonwealth has indicated that should Vodaphone prevail on all issues the potential loss to the Commonwealth is estimated at approximately $44 million.

Other Revenues

Commonwealth of Massachusetts v. Philip Morris Inc., RJ Reynolds Tobacco Company, Lorillard Tobacco Company, et al. (2003 NPM Adjustment). This matter arises under the Tobacco Master Settlement Agreement (“MSA”), entered into in 1998, that settled litigation and claims by the Commonwealth and 45 other states, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, American Samoa and the Northern Marianas (collectively, the “States”), against the major tobacco manufacturers. Under the MSA, payments made by the Original Participating Manufacturers (“OPMs”) and Subsequent Participating Manufacturers (collectively the “Participating Manufacturers” or “PMs”) are subject to a number of adjustments. One such adjustment is the Non-Participating Manufacturer (“NPM”) Adjustment, which can be triggered if the OPMs suffer a specified market share loss as compared to the OPMs’ market share during the base year 1997. Because the OPMs did suffer the requisite market share loss in 2003, the OPMs are seeking to reduce, by $1.1 billion (or 18.6%), the $6.2 billion payment they made to the States for 2003. Under the MSA, a nationally recognized economic firm selected jointly by the States and the OPMs (the “Firm”) must make a determination that “the disadvantages experienced” by the PMs as a result of complying with the MSA were “a significant factor contributing to the Market Share Loss” for 2003. Even if such a determination were made, the States could still avoid the $1.1 billion adjustment if it was determined that the States “diligently enforced” their individual NPM Escrow Statutes. The Significant Factor Determination (“SFD”) proceeding got under way in June 2005. The Firm issued its final determination on March 27, 2006 and found that the disadvantages experienced by the OPMs as a result of the MSA were a significant factor in the OPMs’ market share loss in 2003. Immediately following the Firm’s determination, the OPMs requested that the Independent Auditor issue an adjustment to their April 2006 annual MSA payment in the amount of $1.1 billion which would have reduced the initial 2006 payout to the Commonwealth by approximately $45 million to $50 million. The Independent Auditor notified the parties that it would not make the adjustment until a fact finder resolved whether the States had diligently enforced their escrow statutes during 2003. Philip Morris paid its entire April 2006 annual MSA payment, but R. J. Reynolds and Lorillard withheld their portion of the NPM Adjustment, which reduced the initial 2006 payout to the Commonwealth by approximately $30 million.

On April 18, 2006, upon the PMs’ withholding of the payment due April 17, 2006, the Commonwealth filed an emergency motion in Middlesex County Superior Court seeking immediate payment of the disputed amount and a judicial declaration that the Commonwealth diligently enforced its escrow statute during 2003. The PMs

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filed a motion to compel arbitration. On June 22, 2006, the Superior Court allowed the PMs’ motion to compel arbitration of the diligent-enforcement dispute and dismissed the Commonwealth’s complaint. The Commonwealth appealed the Superior Court’s order, and the Supreme Judicial Court allowed its application for direct appellate review. On April 23, 2007, the Supreme Judicial Court affirmed the Superior Court’s order dismissing the Commonwealth’s complaint and compelling arbitration of the diligent-enforcement dispute. The Supreme Judicial Court did not resolve the merits of the diligent-enforcement dispute, leaving that determination to a panel of arbitrators selected in accordance with the terms of the MSA.

In early July 2010, the three-judge panel of arbitrators was seated to hear the 2003 NPM Adjustment arbitration between Massachusetts and the other states on one side, and the participating cigarette manufacturers on the other side. On July 20, 2010, the panel conducted its first administrative conference with all parties, and scheduled resolution of certain preliminary jurisdictional issues raised by other parties. A hearing was scheduled for October 5, 2010, with an agenda yet to be determined by the panel. The parties anticipated that the panel would identify, during the October 5, 2010 hearing, other preliminary legal issues that the panel would like to have briefed for its determination in the following months.

If the Commonwealth prevails in establishing that it diligently enforced its NPM escrow statute during 2003, then it will be immune from any potential NPM adjustment that the Independent Auditor may be required to make, and the approximately $30 million in withheld payments will have to be released to the Commonwealth. If, on the other hand, the Commonwealth does not prevail, future MSA payments to the Commonwealth would be reduced by an amount yet to be determined, but not exceeding the full amount of the State’s 2003 MSA payment, depending upon the outcome of similar NPM proceedings against other states.

(2004 NPM Adjustment) The SFD proceeding for a 2004 NPM Adjustment commenced in May 2006. Because the OPMs did suffer the requisite market share loss in 2004, they are seeking to reduce, by approximately $1.1 billion, the MSA payments they made to the States for 2004 sales. In February 2007, the Firm again found that the disadvantages experienced by the OPMs as a result of the MSA were a significant factor in the OPMs’ 2004 market-share loss. Immediately following the Firm’s determination, the OPMs requested that the Independent Auditor issue an adjustment to their April 2007 annual MSA payment in the amount of $1.1 billion, which would have reduced the initial 2007 pay-out to the Commonwealth by approximately $45 million to $50 million. The Independent Auditor notified the parties that it would not make the adjustment until a fact finder resolved whether the States had diligently enforced their escrow statutes during 2004. Philip Morris paid its entire April 2007 annual MSA payment, but R. J. Reynolds and Lorillard withheld their portion of the NPM Adjustment, which reduced the initial 2007 payout to the Commonwealth by approximately $30 million. Consistent with the procedures outlined above, the States can avoid the 2004 NPM Adjustment if it is determined that the States diligently enforced their individual NPM Escrow Statutes. If the Commonwealth does not prevail, future MSA payments to the Commonwealth would be reduced by an amount yet to be determined, but not exceeding the full amount of the State’s 2004 MSA payment, depending upon the outcome of similar NPM proceedings against other states.

(2005 NPM Adjustment) The SFD proceeding for a 2005 NPM Adjustment commenced in May 2007. Because the OPMs did suffer the requisite market share loss in 2005, they are seeking to reduce, by approximately $709 million, the MSA payments they made to the states for 2005 sales. In February 2008, the Firm again found that the disadvantages experienced by the OPMs as a result of the MSA were a significant factor in the OPMs’ 2005 market-share loss. Immediately following the Firm’s determination, the OPMs requested that the Independent Auditor issue an adjustment to their April 2008 annual MSA payment in the amount of $709 million, which would have reduced the initial 2008 pay-out to the Commonwealth by approximately $28 million to $30 million. The Independent Auditor notified the parties that it would not make the adjustment until a fact finder resolved whether the states had diligently enforced their escrow statutes during 2005. Philip Morris paid its entire April 2008 annual MSA payment, but R. J. Reynolds and Lorillard withheld their portion of the NPM Adjustment, which reduced the initial 2008 payout to the Commonwealth by approximately $21 million. Consistent with the procedures outlined above, the States can avoid the 2005 NPM

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Adjustment if it is determined that the States diligently enforced their individual NPM Escrow Statutes. If the Commonwealth does not prevail, future MSA payments to the Commonwealth would be reduced by an amount yet to be determined, but not exceeding the full amount of the State’s 2005 MSA payment, depending upon the outcome of similar NPM proceedings against other states.

(2006 NPM Adjustment) The SFD proceeding for a 2006 NPM Adjustment commenced in May 2008. Because the OPMs did suffer the requisite market share loss in 2006, they are seeking to reduce, by approximately $611 million, the MSA payments they made to the States for 2006 sales. In March 2009, the Firm again found that the disadvantages experienced by the OPMs as a result of the MSA were a significant factor in the OPMs’ 2006 market-share loss. As in past years, the Commonwealth anticipated that one or more of the OPMs would withhold a portion of their payments due on April 15, 2009, to account for the 2006 NPM Adjustment. This withholding could reduce the Commonwealth’s anticipated payment by approximately $24 million or less, depending on how many OPMs withhold payments. Consistent with the procedures outlined above, the States could avoid the 2006 NPM Adjustment if it is determined that the States diligently enforced their individual NPM escrow statutes. If the Commonwealth does not prevail, future MSA payments to the Commonwealth would be reduced by an amount yet to be determined, but not exceeding the full amount of the State’s 2006 MSA payment, depending upon the outcome of similar NPM proceedings against other States.

In January 2009, the Commonwealth and other settling states entered into an agreement on arbitration with the OPMs. Broadly stated, the agreement on arbitration provides for a national arbitration proceeding to resolve the ongoing NPM adjustment disputes. As consideration for the states’ assent to this agreement, the OPMs agreed, among other things, to release the funds withheld from their April 2008 MSA payments in connection with the 2005 NPM adjustment dispute. Notwithstanding this release of funds, the OPMs continue to contest the states’ diligent enforcement of their escrow statutes. Nevertheless, as a result of this agreement, on February 26, 2009, the Independent Auditor released approximately $21.8 million in withheld 2005 MSA payments to the Commonwealth. Philip Morris paid its entire April 2009 annual MSA payment, but R.J. Reynolds Tobacco Co. and Lorillard Tobacco Co. withheld their portion of the NPM Adjustment, which reduced the initial 2009 payout to the Commonwealth by approximately $22 million. As of June 8, 2010, the parties were still selecting arbitrators to hear the diligent enforcement claims. Each party had appointed one arbitrator. As of June 8, 2010, the two-party appointed arbitrators were in the process of selecting the third neutral arbitrator under the terms of the parties’ Agreement Regarding Arbitration and panel formation agreement. The full panel was expected to be in place by the end of August 2010.

Grand River Enterprises Six Nations, Ltd. v. William Pryor, et al., United States District Court, New York. This case arises out of a challenge to the Tobacco Master Settlement Agreement (“MSA”) that was initiated in 2002 by a group of companies that manufacture, import or distribute cigarettes manufactured by tobacco companies that are not parties to the MSA, otherwise called Non-Participating Manufacturers (“NPMs”). These NPMs sued 31 Attorneys General, including the Attorney General of the Commonwealth, alleging that the MSA, the States’ escrow statutes and NPM enforcement actions violate the federal constitution and federal law. More specifically, the plaintiffs alleged that the States’ escrow and certification statutes violate Section 1 of the Sherman Antitrust Act, are preempted by the Federal Cigarette Labeling and Advertising Act and violate the dormant commerce clause of the United States Constitution. In April 2006, the States filed a petition for certiorari asking the United States Supreme Court to review whether the District Court has jurisdiction over the defendants. This petition was denied in October 2006. Grand River also sought to preliminarily enjoin enforcement of state escrow statutes against it, but this motion was denied and the denial affirmed by the U.S. Court of Appeals for the Second Circuit. Plaintiffs are seeking a final judgment that the MSA is illegal, and such a decision could negatively affect the billions of dollars in future payments to the States anticipated under the MSA. Discovery is complete. On April 27, 2010, the Court heard oral argument on the parties’ cross motion for summary judgment and took the matter under advisement.

Sandra Murphy, et al. v. Massachusetts Turnpike Authority, Middlesex Superior Court. Plaintiffs filed suit against the Turnpike Authority on behalf of a purported class consisting of all toll payers within the Metropolitan

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Highway System (“MHS”). The plaintiffs claim that the use of toll money collected in some parts of the MHS to fund operations, maintenance and debt service for other parts of the MHS (specifically, the Central Artery) is an unconstitutional tax. Plaintiffs’ class action complaint does not specify claimed damages but does allege that from July 2006 through June 2009 the Authority charged users of the toll roads $440 million more than the toll roads actually cost. The Turnpike Authority filed a motion to dismiss seeking to dismiss all counts of the Third Amended Complaint. On January 18, 2011, the Superior Court granted the Authority’s motion to dismiss all counts of the Third Amended Complaint, but reported the case to the Appeals Court for determination of the correctness of its decision.

Carol Surprenant v. Massachusetts Turnpike Authority, Massachusetts Port Authority, and Massachusetts Department of Transportation, United States District Court. Plaintiff originally sued the Massachusetts Turnpike Authority (“MTA”) and the Massachusetts Port Authority (“MassPort”) on behalf of a purported “class” consisting of all toll-payers at the Tobin Memorial Bridge and the Sumner and Ted Williams Tunnels who use E-Z Pass or Fast Lane transponders but do not qualify for the so-called “Resident Discount Programs.” The plaintiff claims that the “Resident Discount Programs” are unconstitutional. The MTA and MassPort filed a motion to dismiss the complaint. On March 4, 2010, the court allowed, in part, their motion to dismiss under the Privileges and Immunities Clause of the United States Constitution and denied it, in part, as to the claim under the Commerce Clause of the United States Constitution. The Court authorized a 90-day period for discovery, followed by supplemental briefing. On April 5, 2010, plaintiff filed her first amended complaint, adding the Massachusetts Department of Transportation (“MassDOT”) as a defendant. MassDOT answered the amended complaint by denying all claims, and by asserting that the claims against it are barred by the Commonwealth’s sovereign immunity, and by the fact that neither the Commonwealth nor MassDOT is subject to suit under 42 U.S.C. § 1983. The court held a hearing on the defendants’ motion for judgment on the pleadings on November 23, 2010 and took the matter under advisement.

Environment

Wellesley College v. Commonwealth, Suffolk Superior Court. Wellesley College has claimed a right of contribution from the Commonwealth and reserved potential counterclaims for costs related to the clean-up of environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban (the “Site”). In September, 2001, the Court entered judgment incorporating a partial settlement between the parties, under which the College funded a clean up of hazardous materials at the campus and the northern shoreline of Lake Waban that is expected to cost approximately $40 million. The judgment has since been amended by agreement of the parties and with approval of the court. Under the terms of the partial settlement and judgment, the Commonwealth has reimbursed the College approximately $1.1 million (approximately 2.5% of total clean up costs) from an escrow account after the Department of Environmental Protection (“DEP”) determined that a portion of the Lake Waban shoreline clean up was properly performed. The Commonwealth and the College have each reserved rights against the other concerning liability for future clean up costs for portions of the Site not covered by the partial settlement. Other issues that may lead to counterclaims by the College against the Commonwealth or its agencies include (1) groundwater contamination, estimated to cost $2 million or more depending on future decisions by DEP on appropriate clean up; (2) clean up of Lake Waban itself, for which DEP has now approved a temporary solution, reviewable every five years; and (3) clean-up of contaminated sediments in Lower Waban Brook. (If a full clean up of the lake is required in the future, it could cost up to $100 million.)

In re Massachusetts Military Reservation (pre-litigation). The Commonwealth, through the Executive Office of Environmental Affairs, the Department of Environmental Protection and the Attorney General’s Office, were engaged in discussions with federal Natural Resource Trustees, including the United States Army and Air Force, the Department of the Interior, the National Oceanic and Atmospheric Administration, and private contractors regarding natural resource damages at the Massachusetts Military Reservation on Cape Cod. Federal Trustees and private contractors claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation and are responsible for response actions and related clean-up activities. The assessment process for natural resource damages is set out in

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federal regulations and has not been completed. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars.

The Arborway Committee v. Executive Office of Transportation, et al., Appeals Court. The plaintiff, a volunteer group of residents and merchants in Jamaica Plain, filed a complaint in February 2007, seeking to compel the Commonwealth to restore electric light-rail service between Heath Street and the Forest Hills station in Boston. Green Line service along this route, known as the Arborway Line, was discontinued in 1984. The plaintiff claims that the Commonwealth’s failure to restore the Arborway Line is a breach of a memorandum of understanding entered into between the Commonwealth and the Conservation Law Foundation in 1990. The Superior Court granted summary judgment to the state defendants on statute of limitations grounds, and the plaintiffs appealed. As of June 8, 2010, the matter was in the process of being briefed before the Appeals Court, and an argument date had not yet been set.

Boston Harbor Clean Up. The Commonwealth is engaged in various lawsuits in the United States District Court concerning environmental and related laws, including an action brought by the federal Environmental Protection Agency alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor, e.g., United States v. Metropolitan District Commission; Conservation Law Foundation v. Metropolitan District Commission. The Massachusetts Water Resources Authority (“MWRA”), successor in liability to the Metropolitan District Commission, has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the federal requirements. The total cost of construction of the wastewater facilities required under the Court’s order, not including combined sewer overflow (“CSO”) costs, was approximately $3.8 billion. The MWRA anticipates spending $964 million for CSO projects going forward. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water Act cases to the extent that the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment. The cost of initial construction of water treatment facilities required under the federal district court’s order had amounted to approximately $4.5 billion through December 2009. Going forward, the Massachusetts Water Resources Authority anticipated spending an additional $230 million on remaining construction work on CSO projects. These figures do not include routine ongoing costs, such as maintenance expenses and capital spending for plant and system upgrades, retrofits, and replacements.

United States v. South Essex Sewerage District, United States District Court. This is another federal Clean Water Act case in which the Commonwealth faces the same type of potential liability as above.

Other

Perini Corp., Kiewit Constr. Corp., Jay Cashman, Inc., d/b/a Perini—Kiewit—Cashman Joint Venture v. Commonwealth. In several related cases and potential cases, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the CA/T Project. Plaintiffs have asserted claims in excess of $130 million. These claims are at various stages of resolution, including in proceedings before the Superior Court and the Central Artery Tunnel Project Dispute Review Board (“DRB”) panel. The DRB issued decisions on some of the claims, awarding plaintiffs approximately $62 million on claims of approximately $92 million. As of February 1, 2011, those decisions are the subject of further court proceedings. As of February 1, 2011, plaintiffs also still have in excess of $72 million in claims pending.

In re: Historic Renovation of Suffolk County Courthouse. This matter is now in suit, captioned Suffolk Construction Co. and NER Construction Management, Inc. d/b/a Suffolk/NER v. Commonwealth of Massachusetts Division of Capital Asset Management, Suffolk Superior Court. The general contractor for this historic renovation project sued the Division of Capital Asset Management claiming that it is owed additional amounts for extra costs and delays associated with the project. Total exposure is approximately $60 million ($16 million in claims of the general contractor and $44 million in pass-through claims from subcontractors).

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Local 589, Amalgamated Transit Union, et al. v. Commonwealth of Massachusetts, et al., Suffolk Superior Court. In a class action complaint filed in September 2009, ten separate union organizations and numerous MBTA employees and retirees challenge various provisions in the recently enacted transportation reform legislation that alter the requirements for employee pension eligibility, transfer the MBTA employees’ and retirees’ health insurance coverage to Group Insurance Commission plans, increase the percentage of health insurance premiums to be paid by MBTA employees and retirees, and foreclose collective bargaining of group insurance coverage. These changes are in each instance prospective, do not apply to the pension and health insurance provisions in collective bargaining agreements existing as of June 2010, and when ultimately implemented are anticipated to result in projected annual savings of $30 million to $40 million associated with the transition of the MBTA employee/retiree benefits to State-controlled insurance plans. Plaintiffs claim that the changes effected by the statute violate federal labor protective agreements, unconstitutionally impair union and other contracts, and effect an unconstitutional taking of property. On December 24, 2009, the Superior Court denied the plaintiffs’ request for a preliminary injunction regarding the first round of health insurance transfers, which then took place on January 1, 2010. Both the Commonwealth and the MBTA have filed answers, and, as of June 8, 2010, the case was in the discovery phase. In May 2010, the parties served cross-motions for summary judgment, which had not been heard by the Superior Court as of February 1, 2011.

OPEIU, Local 6 v. Mulligan. On May 7, 2010, the Trial Court received an arbitrator’s award on two grievances involving the nonpayment of negotiated salary increases for bargaining units of court clerical and professional employees. Despite the lack of appropriations by the Legislature, the arbitrator concluded that the Trial Court was obligated to pay increases in the second and third years of a collective bargaining agreement covering the period July 1, 2007, through June 30, 2010, because the Legislature had funded a wage increase for the first year of the agreement. On October 18, 2010, the plaintiff union, which won an arbitration award requiring the trial court to pay its clerical and professional employees wage increases totaling approximately $40 million, filed a petition to enforce the arbitration award. The Commonwealth has filed a motion to stay, which the union has opposed. The union has also filed an unfair labor practice charge with the Division of Labor Relations alleging that the Commonwealth’s failure to comply with the arbitration award violates G.L. c. 150E and is seeking payment of the award. As of June 8, 2010, the Commonwealth had indicated that the estimated cost of implementing the retroactive portion of the agreement would be approximately $30.8 million. The estimated costs going forward for fiscal 2011 were estimated to be approximately $18 million.

Howe v. Town of North Andover, et al., United States District Court. A lawsuit was filed in late January 2010, naming twenty Massachusetts State Police officers or employees and three Essex Sheriff officers or employees as defendants. The lawsuit arises out of a death at a sobriety checkpoint allegedly organized and/or staffed by the Massachusetts State Police, Essex Sheriff’s Department and the North Andover Police Department. The lawsuit alleges wrongful death, civil rights violations, negligence and other claims. As of June 8, 2010, no determination had been made as to the merits of the claims against the defendants.

*    *    *    *    *

ADDITIONAL CONSIDERATIONS

Massachusetts municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Massachusetts state personal income taxes. Accordingly, the fund’s investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

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APPENDIX C

ADDITIONAL INFORMATION CONCERNING PUERTO RICO MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Puerto Rico (“Puerto Rico,” the “Commonwealth” or the “Island”). The sources of payment for Puerto Rico municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in official statements relating to offerings of Puerto Rico bond issues, the most recent such official statement being dated February 10, 2011. Any estimates of future results and other projections are statements of opinion made by the Commonwealth in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any Puerto Rico issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

OVERVIEW

Puerto Rico, the fourth largest of the Caribbean islands, is located approximately 1,600 miles southeast of New York City. According to the United States Census Bureau, the population of Puerto Rico was 3,725,789 in 2010, compared to 3,808,610 in 2000. Puerto Rico’s constitutional status is that of a territory of the United States, and, pursuant to the territorial clause of the U.S. Constitution, the ultimate source of power over Puerto Rico is the U.S. Congress. The relationship between the United States and Puerto Rico is referred to as commonwealth status.

The United States and the Commonwealth share a common defense, market, currency and citizenship. The Commonwealth exercises virtually the same control over its internal affairs as do the 50 states. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections. They are represented in Congress by a Resident Commissioner that has a voice in the House of Representatives but no vote (except in House committees and subcommittees to which he belongs). Most federal taxes, except those such as Social Security taxes, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. Income earned by Puerto Rico residents from sources outside of Puerto Rico, however, is subject to federal income tax. The official languages of Puerto Rico are Spanish and English.

Puerto Rico has a diversified economy with manufacturing and services comprising its principal sectors. Puerto Rico’s economy is closely linked to the United States economy. In fiscal year 2009 (which ended on June 30, 2009), the Commonwealth’s gross national product (preliminary, in current dollars) was $62.8 billion, and personal income per capita (preliminary, in current dollars) was $14,905.

The Constitution of Puerto Rico limits the amount of general obligation debt that the Commonwealth can issue. The Commonwealth’s policy has been and continues to be to prudently manage the level of such debt within the constitutional limitation.

Fiscal responsibility for the Commonwealth is shared among the Department of the Treasury (the “Treasury Department”), the Office of Management and Budget (“OMB”) and Government Development Bank for Puerto Rico (“Government Development Bank” or “GDB”). The Department of the Treasury is responsible for

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collecting most of the Commonwealth’s revenues, overseeing preparation of its financial statements and contributing to the preparation of the budget. OMB prepares the Commonwealth’s budget and is responsible for monitoring expenditures. Government Development Bank is the fiscal agent and financial advisor to the Commonwealth and its agencies, public corporations and municipalities and coordinates the management of public finances.

OVERVIEW OF ECONOMIC AND FISCAL CONDITION

Economic Condition

Puerto Rico’s economy is in a recession that began in the fourth quarter of fiscal year 2006. Although Puerto Rico’s economy is closely linked to the United States economy, for fiscal years 2007, 2008 and 2009, Puerto Rico’s real gross national product decreased by 1.2%, 2.8%, and 3.7%, respectively, while the United States economy grew at a rate of 1.8% and 2.8% during fiscal years 2007 and 2008, respectively, and contracted during fiscal year 2009 at a rate of 2.5%. According to the Puerto Rico Planning Board’s (the “Planning Board”) March 2010 projections, which take into account the preliminary results for fiscal year 2009, the economic impact of a delay in the disbursement of funds from the American Recovery and Reinvestment Act of 2009 (“ARRA”), and other economic factors, the gross national product for fiscal year 2010 was forecasted to contract by 3.6%. The gross national product for fiscal year 2011, however, is forecasted to grow by 0.4%.

Fiscal Condition

Structural Budget Imbalance. Since 2000, the Commonwealth has experienced a structural imbalance between recurring government revenues and total expenditures. Prior to fiscal year 2009, the government bridged the deficit resulting from the structural imbalance through the use of non-recurring measures, such as borrowing from GDB or in the bond market, postponing the payment of various government expenses, such as payments to suppliers and utilities providers, and other one time measures such as the use of derivatives and borrowings collateralized with government owned real estate. Since March 2009, the government has taken multiple steps to address and resolve this structural imbalance. These steps are discussed below under “Economy—Fiscal Stabilization and Economic Reconstruction.”

For fiscal year 2009, the deficit was $3.306 billion, consisting of the difference between total recurring revenues of $7.583 billion and total expenditures for such fiscal year of $10.890 billion. The estimated deficit is projected to be approximately $2.1 billion for fiscal year 2010 and approximately $1.0 billion for fiscal year 2011, as discussed below.

Results for Fiscal Year 2009. Total General Fund revenues for fiscal year 2009 were $7.583 billion, representing a decrease of $775.5 million, or 9.3%, from fiscal year 2008 revenues. Total expenditures for fiscal year 2009 were approximately $10.890 billion, consisting of $9.927 billion of total expenditures and approximately $962 million of other uses. Total expenditures of $10.890 billion represented an increase of approximately $1.402 billion, or 14.8%, of original budgeted expenditures and exceeded total General Fund revenues (excluding other financing sources) by $3.306 billion, or 43.6%.

During fiscal year 2009, the administration also faced an aggregate cash shortfall of $1.153 billion that, when added to the deficit, provides for approximately $4.459 billion in excess expenditures and cash shortfall. The difference between General Fund revenues and total expenditures for fiscal year 2009 was principally paid from proceeds of bond issues made by Puerto Rico Sales Tax Financing Corporation (“COFINA” by its Spanish-language acronym) and the restructuring of the corpus account of the Puerto Rico Infrastructure Financing Authority (“PRIFA”) pursuant to the fiscal stabilization plan described below.

Preliminary Results for Fiscal Year 2010. Preliminary General Fund revenues for fiscal year 2010 (from July 1, 2009 to June 30, 2010) were $7.691 billion, a decrease of $19 million from the $7.710 billion of revenues

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for fiscal year 2009 and $21 million, or 0.3%, from the $7.670 billion of estimated revenues for fiscal year 2010. The major changes in revenues from fiscal year 2009 were a decrease of $258 million and $251.4 million in sales and use tax and withholding taxes from non-residents, respectively. The decrease in sales and use taxes was due to the assignment to COFINA of an additional 1.75% of the 5.5% Commonwealth sales and use tax while the decrease in withholding taxes from non-residents is due to a one time payment received in fiscal year 2009. These decreases were offset by an increase in property taxes of $226.5 million (which were not received in fiscal year 2009) and excise taxes of approximately $85 million, principally due to revenue raising measures implemented as part of Act. No. 7 of March 9, 2009, as amended (“Act 7”), discussed below. Income taxes from corporations also increased by $302 million due in part to increased enforcement initiatives.

Preliminary total expenditures for fiscal year 2010 amount to $9.833 billion, consisting of $7.670 billion of budgeted General Fund expenditures and approximately $2.163 billion of additional expenditures covered from COFINA bond issues, as part of a multi-year fiscal stabilization plan to achieve fiscal balance (see “Fiscal Stabilization Plan” below). Preliminary total expenditures were approximately $337 million, or 3.3%, below originally budgeted expenditures of $10.170 billion.

Preliminary Results for the First Five Months of Fiscal Year 2011. Preliminary General Fund revenues for the first five months of fiscal year 2011 (from July 1, 2010 to November 30, 2010) were $2.641 billion, a decrease of $51 million, or 1.9%, from $2.692 billion of revenues for the same period in the prior fiscal year and a decrease of $14.1 million, or 0.5%, from the original estimate of revenues of $2.655 billion made for budget purposes.

The decline in General Fund revenues is mainly due to a decrease of $113.4 million, $26.2 million, $70.7 million and $23.3 million in collections from income tax on corporations, withholding on non-residents, other non-tax revenues and federal excise taxes on off-shore shipments of rum, respectively. These declines were partially offset by increases of $146.5 million, $30.2 million and $18.3 million in collections from income tax on individuals, property taxes and excise taxes on cigarettes, respectively.

The decrease in corporate income taxes and withholding taxes from non-residents is due to current economic conditions. The decrease in federal excise taxes on off-shore shipments of rum was due to a delay in the approval of federal legislation extending the reimbursement rate per proof gallon. This legislation was approved in December 2010 and, in January 2011, the Commonwealth Government (the “Government”) received from the federal government $50 million of such federal excise taxes on off-shore rum shipments related to the period from July through December 2010.

Fiscal Stabilization Plan. In January 2009, the administration, which gained control of the Executive and Legislative branches of government in the November 2008 elections, began to implement a multi-year plan designed to achieve fiscal balance, restore sustainable economic growth and safeguard the investment-grade ratings of the Commonwealth. The fiscal stabilization plan, which was generally contained in Act 7, sought to achieve budgetary balance, while addressing expected fiscal deficits in the intervening years through the implementation of a number of initiatives, including: (i) a gradual operating expense-reduction plan through reduction of operating expenses, including payroll, which is the main component of government expenditures, and the reorganization of the Executive Branch; (ii) a combination of temporary and permanent revenue raising measures, coupled with additional tax enforcement measures; and (iii) a bond issuance program through COFINA. The proceeds from the COFINA bond issuance program (which proceeds are held by GDB in an account referred to herein as the “Stabilization Fund”) have been used to repay existing government debt (including debts with GDB), finance operating expenses for fiscal years 2008 through 2011, including costs related to the implementation of a workforce reduction plan, and fund an economic stimulus plan, as described below. These proceeds may also be used for fiscal year 2012, to the extent included in the government’s annual budget for such fiscal year.

Unfunded Pension and Non-Pension Post-Employment Benefit Obligations and Funding Shortfalls of the Retirement Systems. One of the challenges every administration has faced during the past 20 years is how to

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address the growing unfunded pension benefit obligations and funding shortfalls of the three Government retirement systems (the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System) that are funded principally with government appropriations. As of June 30, 2009, the unfunded actuarial accrued liability (including basic and system administered benefits) for the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System was $17.092 billion, $6.564 billion and $273 million, respectively, and the funded ratios were 9.8%, 24.7% and 15.6%, respectively. According to preliminary actuarial valuations as of June 30, 2010, the unfunded actuarial accrued liability of the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System increased to $17.834 billion, $7.058 billion and $283 million, respectively, the funded ratios of the Employees Retirement System and Teachers Retirement System decreased to 8.5% and 23.9%, respectively, and the funded ratio of the Judiciary Retirement System increased to 16.4%.

Based on current employer and member contributions to the retirement systems, the unfunded actuarial accrued liabilities will continue to increase significantly, with a corresponding decrease in the funded ratios, since the annual contributions are not sufficient to fund pension benefits, and thus, are also insufficient to amortize the unfunded actuarial accrued liabilities. Because annual benefit payments and administrative expenses of the retirement systems have been significantly larger than annual employer and member contributions, the retirement systems have been forced to use investment income, borrowings and sale of investment portfolio assets to cover funding shortfalls. The funding shortfall (basic system benefits, administrative expenses and debt service in excess of contributions) for fiscal year 2011 for the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System is expected to be approximately $752 million, $274 million and $8 million, respectively. As a result, the assets of the retirement systems are expected to continue to decline.

Based on the assumptions used in the latest preliminary actuarial valuations, including the expected continued funding shortfalls: (i) the Employees Retirement System, the largest of the three retirement systems, would deplete its net assets (total assets less liabilities, including the principal amount of certain pension obligation bonds) by fiscal year 2014 and its gross assets by fiscal year 2019; (ii) the Teachers Retirement System would deplete its net and gross assets by fiscal year 2020; and (iii) the Judiciary Retirement System would deplete its net and gross assets by fiscal year 2018. The estimated years for depletion of the assets could vary depending on how actual results differ from the assumptions used in the actuarial valuations, as well as based on any future changes to the contribution and benefits structures of the retirement systems.

Since the Commonwealth and other participating employers are ultimately responsible for any funding deficiency in the three retirement systems, the depletion of the assets available to cover retirement benefits will require the Commonwealth and other participating employers to cover such funding deficiency. It is estimated that the Commonwealth would be responsible for approximately 74% of the combined funding deficiency of the three retirement systems, with the balance being the responsibility of the municipalities and participating public corporations.

The Commonwealth also provides non-pension post-employment benefits that consist of a medical insurance plan contribution. These benefits, which amounted to $114.2 million for fiscal year 2010, are funded on a pay-as-you-go basis from the General Fund and are valued using actuarial principles similar to the way that pension benefits are calculated. Based on preliminary actuarial valuations, as of June 30, 2010, the aggregate unfunded actuarial accrued liability of these benefits for the three retirement systems was $2.3 billion.

In order to address the growing unfunded pension and non-pension benefit obligations and funding shortfalls of the three government retirement systems, in February 2010, the Governor of Puerto Rico (the “Governor”) established a special commission to make recommendations for improving the financial solvency of the retirement systems. The special commission submitted a report to the Governor on October 21, 2010. As of February 10, 2011, the individual recommendations made by the members of the special commission, which included increasing the amount of the employer and employee annual contributions and changing the benefits structure, were being analyzed with the intent of presenting a comprehensive, consensus legislation package

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during 2011. The Secretary of Labor, who chaired the special commission, was evaluating, in particular, proposing additional employer contributions to improve the funding ratio, the impact of special laws that have provided additional retirement benefits, and the impact on the system’s cash flow of previously approved increases in the amount that members may borrow from the systems under various loan programs.

On July 2, 2010, the Government enacted Act No. 70 (“Act 70”), which is designed to reduce government expenditures by providing an early retirement window for eligible employees (who opted to retire by January 14, 2011 or during such other period that may be established by a designated committee) under a formula that results in a positive actuarial impact for the government’s retirement systems. Employees that elected to participate in the program will receive retirement benefits based on a lower salary and a lower pension rate than what they would otherwise have been entitled to if they had continued in their employment until full vesting, but at a higher rate than what they would be entitled to based on their current years of service. Approximately 4,000 employees opted for early retirement under Act 70.

Because of the multi-year fiscal imbalances mentioned above, the Commonwealth is unable to make the actuarially recommended contributions to the retirement systems. If the Commonwealth fails to take action in the short-term to address the retirement systems’ funding deficiency, the continued use of investment assets to pay benefits as a result of funding shortfalls and the resulting depletion of assets could adversely affect the ability of the retirement systems to meet the rates of return assumed in the actuarial valuations, which could in turn result in an earlier depletion of the retirement systems’ assets and a significant increase in the unfunded actuarial accrued liability. Ultimately, since the Commonwealth’s General Fund is required to cover a significant amount of the funding deficiency, the Commonwealth would have difficulty funding the annual required contributions unless it implements significant reforms to the retirement systems, obtains additional revenues, or takes other budgetary measures. For more information regarding the financial condition of the retirement systems and the Government’s efforts to address the unfunded pension and non-pension benefit obligations and cash flow shortfalls of the retirement systems, see “Revenues and Expenses—Expenses—Retirement Systems.”

Economic Reconstruction Plan

In fiscal year 2009, the administration began to implement a short-term economic reconstruction plan. The cornerstone of this plan was the implementation of federal and local economic stimulus programs. The Commonwealth was awarded approximately $6.8 billion in stimulus funds under the ARRA program, which was enacted by the U.S. government to stimulate the U.S. economy in the wake of the global economic downturn. Approximately $3.3 billion of the ARRA funds are allocated for consumer and taxpayer relief and the remainder are expected to be used to expand unemployment and other social welfare benefits, and spending in education, health care and infrastructure, among other measures. As of December 15, 2010, the Commonwealth had disbursed $4.3 billion in ARRA funds, or 63%, of awarded funds.

The administration has complemented the federal stimulus package with additional short and medium-term supplemental stimulus measures that seek to address local economic challenges and provide investment in strategic areas. These measures included a local $500 million economic stimulus plan to supplement the federal plan.

Economic Development Plan

The administration has also developed the Strategic Model for a New Economy, which is a comprehensive long-term economic development plan aimed at improving Puerto Rico’s overall competitiveness and business environment and increasing private-sector participation in the Puerto Rico economy. As part of this plan, the administration enacted Act No. 161 of December 1, 2009, which overhauled the permitting and licensing process in Puerto Rico in order to provide for a leaner and more efficient process in order to foster economic development. The administration also enacted Acts No. 82 and 83 of July 19, 2010, which provide for a new energy policy that seeks to lower energy costs and reduce energy-price volatility by reducing Puerto Rico’s dependence on fuel oil and the promotion of diverse, renewable-energy technologies. Moreover, the

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administration has proposed to adopt a comprehensive tax reform that takes into account the Commonwealth’s current financial situation.

In addition, to further stimulate economic development and cope with the fiscal crisis, on June 8, 2009, the Legislative Assembly approved Act No. 29 establishing a clear public policy and legal framework for the establishment of public-private partnerships to finance and develop infrastructure projects and operate and manage certain public assets. During fiscal year 2010, the administration engaged various financial advisors to assist it in the evaluation and procurement of various projects in the energy, transportation, water and public school infrastructure sectors. During the fourth quarter of fiscal year 2010, the administration published desirability studies for four public-private partnership priority projects and commenced procurement for such projects. The administration has short-listed proponents for the toll roads and school infrastructure projects. Moreover, the administration has made substantial progress in the preparation of a public-private partnership procurement for the Luis Muñoz Marin International Airport.

The administration has also identified strategic initiatives to promote economic growth in various sectors of the economy where the Commonwealth has competitive advantages and several strategic/regional projects aimed at fostering balanced economic development throughout the Island. These projects, some of which are ongoing, include tourism and urban redevelopment projects.

The fiscal stabilization plan, the economic reconstruction plan, and the long-term economic development plan are described in further detail below under “Economy—Fiscal Stabilization and Economic Reconstruction.”

Tax Reform

In February 2010, the Governor named a committee to review the Commonwealth’s income tax system and propose a tax reform directed at promoting economic growth and job creation within the framework of preserving the administration’s path towards achieving fiscal stability. The committee presented its findings to the Governor and, on October 25, 2010, the Governor announced that he was submitting to the Legislative Assembly various bills in order to implement the tax reform. The tax reform is intended to be revenue positive.

The tax reform consists of two phases focused on providing tax relief to individuals and corporations, promoting economic development and job creation, simplifying the tax system and reducing tax evasion through enhanced tax compliance measures. The first phase, enacted as Act No. 171 of November 15, 2010, is expected to provide individual and corporate taxpayers with aggregate savings of $309 million for taxable year 2010. The second phase, enacted as Act No. 1 of January 31, 2011 (“Act No. 1”), is projected to provide individual and corporate taxpayers aggregate annual average savings of $1.2 billion for the next six taxable years, commencing in taxable year 2011. Consistent with the objective of maintaining the path towards fiscal stability, the tax relief provisions applicable to individuals and corporations for taxable years 2014 through 2016 become effective only if (i) OMB certifies that the administration’s expense control target has been met, (ii) the Treasury Department certifies that General Fund revenue target has been met and (iii) the Planning Board certifies a year-over-year target increase in gross domestic product. See “Revenues and Expenses—Major Sources of General Fund Revenues—Tax Reform” under for a summary of the principal provisions of the tax reform.

As part of structuring the tax reform, the Government utilized a group of economic consultants to project its impact on tax revenues through the use of dynamic economic models adjusted to Puerto Rico’s specific economic conditions. The Government also conducted its own internal analyses of such impact. Based on these analyses, the Government expects that the reduction in income tax revenues resulting from the implementation of the tax reform should be fully offset by the additional revenues produced by (i) enhanced tax compliance measures, (ii) the elimination of certain incentives and tax credits, (iii) a new temporary excise tax imposed at a declining rate (from 4% for 2011 to 1% for 2016) on certain acquisitions from related parties, and (iv) an expansion of taxation of certain nonresident alien individuals, foreign corporations and foreign partnerships that are members of controlled groups that have members that are engaged in manufacturing or production or

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manufacturing services in Puerto Rico. The temporary excise tax and the expansion of the taxation of certain foreign persons were adopted by Act No. 154 of October 25, 2010, as amended (“Act 154”). In circumstances in which the temporary excise tax applies, the expansion of the taxation of nonresident individuals, foreign corporations and foreign partnerships does not apply. The other revenue enhancement measures, which are part of the second phase of the tax reform, are included in Act No. 1. On December 29, 2010, the Treasury Department adopted regulations that provide certain tax credits against the temporary excise tax that lessen its impact on affected taxpayers subject to the temporary excise tax. These regulations became effective on January 1, 2011. The first monthly excise tax payment was due on February 15, 2011. The regulations address implementation and interpretation issues and include provisions regarding certain applicable credits against the tax subject to maintaining a baseline employment and other conditions. The Government estimates that this excise tax will affect foreign corporations or partnerships that are principally engaged in the manufacturing of pharmaceuticals and electronics. The Government expects to raise approximately $1.4 billion from the excise tax during the first year of implementation of Act 154 and $5.6 billion for the six year period that the excise tax is in place.

Based on its analysis, the Government believes that the revenue projections from the taxes imposed by Act 154 are reasonable. However, since such taxes only became effective on January 1, 2011, there can be no assurance that the revenues therefrom, together with the other revenue enhancement measures included in the tax reform, will be sufficient to fully offset the reduction in income tax revenues expected from other aspects of the tax reform.

In connection with the expansion of the taxation of foreign persons by Act 154, the Government obtained a legal opinion regarding the creditability of the excise tax for U.S. federal income tax purposes. The opinion concludes that this excise tax should be creditable against U.S. federal income tax. That conclusion was based in part upon a determination that the expansion of the taxation of foreign persons and the imposition of the excise tax more likely than not satisfy the constitutional requirements of due process and the Commerce Clause of the United States Constitution, for reasons discussed therein. Act 154 has not been challenged in court; consequently, no court has passed on the constitutionality of Act 154. There can be no assurance that its constitutionality will not be challenged and that, if challenged, the courts will uphold Act 154. To the extent a court determines that the imposition of the excise tax or the expansion of the income tax or both are unconstitutional, the Government’s revenues may be materially adversely affected.

Budget for Fiscal Year 2011

On July 2, 2010, the Governor signed the Commonwealth’s central government budget for fiscal year 2011. The approved budget provides for total resources of $15.8 billion and total General Fund revenues of $8.134 billion, compared to preliminary General Fund revenues of $7.691 billion for fiscal year 2010. The budgeted General Fund revenues of $8.134 billion include base revenues of $7.691 billion, $302.5 million from tax enforcement and compliance measures, $110 million in expected revenues from the implementation of the property tax appraisal provisions included in Act No. 71 of July 2, 2010 and $30 million in additional revenues from casinos. The approved fiscal year 2011 budget provides for total expenditures of $9.134 billion, consisting of General Fund expenditures of $8.134 billion and additional expenditures of $1.0 billion that are expected to be covered from moneys deposited in the Stabilization Fund funded with the proceeds of a COFINA bond issue completed in June 2010. The budgeted total expenditures for fiscal year 2011 are $699 million, or 7.1%, lower than preliminary total expenditures of $9.833 billion for fiscal year 2010, and $1.756 billion, or 16%, lower than total expenditures of $10.890 billion for fiscal year 2009.

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ECONOMY

General

The Commonwealth in the past has established policies and programs directed principally at developing the manufacturing sector and expanding and modernizing the Commonwealth’s infrastructure. Domestic and foreign investments have historically been stimulated by selective tax exemptions, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been to a large extent financed by bonds and notes issued by the Commonwealth, its public corporations, and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the population.

Puerto Rico’s economy experienced a considerable transformation during the second half of the twentieth century, from an agriculture economy to an industrial one. Factors contributing to this transformation included government-sponsored economic development programs, increases in the level of federal transfer payments, and the relatively low cost of borrowing. In some years, these factors were aided by a significant rise in construction investment driven by infrastructure projects, private investment, primarily in housing, and relatively low oil prices. Nevertheless, the significant oil price increases experienced from January 2002 to June 2008, the continuous contraction of the manufacturing sector, and the budgetary pressures on government finances triggered a general contraction in the economy.

As of February 10, 2011, Puerto Rico’s economy is in a recession that began in the fourth quarter of fiscal year 2006, a fiscal year in which the real gross national product grew by only 0.5% and the government was shut down during the first two weeks of May. For fiscal years 2007 and 2008, the real gross national product contracted by 1.2% and 2.8%, respectively. For fiscal year 2009, preliminary reports indicate that the real gross national product contracted by 3.7%. In March 2010, the Planning Board announced that it was projecting a contraction of 3.6% in real gross national product for fiscal year 2010. The Planning Board projects an increase in real gross national product of 0.4% for fiscal year 2011.

Nominal personal income, both aggregate and per capita, has shown a positive average growth rate from 1947 to 2009. In fiscal year 2009, aggregate personal income was $59 billion ($49.9 billion at 2005 prices) and personal income per capita was $14,905 ($12,589 in 2005 prices). Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total U.S. federal transfer payments to individuals amounted to $13.1 billion in fiscal year 2009 ($12.2 billion in fiscal year 2008). Entitlements for previously performed services or resulting from contributions to programs such as Social Security, Veterans’ Benefits, Medicare, and U.S. Civil Service retirement pensions were $10 billion, or 76% of the transfer payments to individuals in fiscal year 2009 ($9.3 billion, or 73.9%, in fiscal year 2008). The remainder of the federal transfers to individuals is represented by grants, mostly concentrated in the Nutritional Assistance Program (Food Stamps) and Pell Grant scholarships (higher education).

Total average annual employment (as measured by the Puerto Rico Department of Labor and Human Resources Household Employment Survey, known as the “Household Survey”) also increased during the last decade. From fiscal year 2000 to fiscal year 2010, total employment decreased at an average annual rate of 5.6% to 1,102,700. A steep decline in total employment began in fiscal year 2007 and has continued in fiscal year 2010 due to the current recession.

The dominant sectors of the Puerto Rico economy in terms of production and income are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher-wage, high-technology industries, such as pharmaceuticals, biotechnology, professional and scientific instruments, and certain high technology machinery and equipment. The service sector, which includes finance, insurance, real estate, wholesale and retail trade, transportation, communications and public utilities, and other services, has played a major role in the economy. It ranks second to manufacturing in contribution to gross domestic product and leads all sectors in providing employment.

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The economy of Puerto Rico is closely linked to the United States economy, as most of the external factors that affect the Puerto Rico economy (other than oil prices) are determined by the policies and performance of the mainland economy. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. During fiscal year 2009, approximately 71.6% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 46.9% of Puerto Rico’s imports. In fiscal year 2009, Puerto Rico experienced a positive merchandise trade balance of $20.2 billion. During fiscal year 2010, approximately 68.1% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 51.2% of Puerto Rico’s imports. In fiscal year 2010, Puerto Rico experienced a positive merchandise trade balance of $20.8 billion.

Economic Forecast for Fiscal Years 2010 and 2011

On March 10, 2010, the Planning Board released its revised gross national product forecast for fiscal year 2010 and its gross national product forecast for fiscal year 2011. The Planning Board revised its gross national product forecast for fiscal year 2010 from a projected growth of 0.7% to a contraction of 3.6%, both in constant dollars. The Planning Board’s revised forecast for fiscal year 2010 took into account the estimated effects on the Puerto Rico economy of the Government’s fiscal stabilization plan and the activity expected to be generated from the Government’s local stimulus package. The revised forecast also considered the effect on the Puerto Rico economy of general and global economic conditions, the U.S. economy, the volatility of oil prices, interest rates and the behavior of local exports, including expenditures by visitors. The Planning Board’s forecast for fiscal year 2011 projects an increase in gross national product of 0.4% in constant dollars. The forecast, however, did not take into account the activity expected to be generated from funds received or expected to be received by ARRA. The Planning Board’s forecast for fiscal year 2011 took into account the estimated effect of the projected growth of the U.S. economy, tourism activity, personal consumption expenditures, federal transfers to individuals and the acceleration of investment in construction due to the Government’s local stimulus package and the establishment of public-private partnerships.

According to the Household Survey, total employment for fiscal year 2010 averaged 1,102,700, a decrease of 65,500, or 5.6%, from the previous fiscal year. The unemployment rate for fiscal year 2010 was 16.0%, an increase from 13.4% for fiscal year 2009.

Fiscal Year 2009

The Planning Board’s preliminary reports on the performance of the Puerto Rico economy for fiscal year 2009 indicate that real gross national product decreased 3.7% (an increase of 2.0% in current dollars) over fiscal year 2008. Nominal gross national product was $62.8 billion in fiscal year 2009 ($50 billion in 2005 prices), compared to $61.5 billion in fiscal year 2008 ($51.9 billion in 2005 prices). Aggregate personal income increased from $55.6 billion in fiscal year 2008 ($49 billion in 2005 prices) to $59 billion in fiscal year 2009 ($49.9 billion in 2005 prices), and personal income per capita increased from $14,080 in fiscal year 2008 ($12,410 in 2005 prices) to $14,905 in fiscal year 2009 ($12,589 in 2005 prices).

According to the Household Survey, total employment for fiscal year 2009 averaged 1,168,200, a decrease of 49,300, or 4.1%, from the previous fiscal year. The unemployment rate for fiscal year 2009 was 13.4%, an increase from 11% for fiscal year 2008.

Among the variables contributing to the decrease in gross national product was the continuous contraction of the manufacturing and construction sectors. Due to the Commonwealth’s dependence on oil for power generation and gasoline (in spite of its recent improvements in power-production diversification), the high level of oil prices accounted for an increased outflow of local income in fiscal year 2008. Although the situation improved significantly during fiscal year 2009, oil prices remained at relatively high levels and the impact of the increases of previous years were still felt in fiscal year 2009. The difficulties associated with the financial crisis resulted in lower short-term interest rates, but this did not translate into a significant improvement in the construction sector due to the high level of inventory of residential housing units.

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Fiscal Stabilization and Economic Reconstruction

In January 2009, the administration began to implement a multi-year Fiscal Stabilization Plan (the “Fiscal Plan”) and Economic Reconstruction Plan (the “Economic Plan”) that sought to achieve fiscal balance and restore economic growth. The Fiscal Plan was central to safeguarding the Commonwealth’s investment-grade credit rating and restoring Puerto Rico’s economic growth and development. As of September 30, 2010, the Legislative Assembly had enacted eleven bills providing for the implementation of the Fiscal Plan and the Economic Plan.

In addition, the administration designed and began to implement the Strategic Model for a New Economy, a series of economic development initiatives which aim to enhance Puerto Rico’s competitiveness and strengthen specific industry sectors. These economic development initiatives were intended to support the prospects of long-term and sustainable growth.

Fiscal Stabilization Plan

The Fiscal Plan had three main objectives: (i) stabilize the short-term fiscal situation, (ii) safeguard and strengthen the Commonwealth’s credit rating, and (iii) achieve budgetary balance. The Fiscal Plan, which was generally contained in Act 7, included operating expense-reduction measures, tax revenue enforcement measures, temporary and permanent revenue raising measures, and financial measures, as discussed below.

Expense Reduction Measures. A significant portion of Puerto Rico’s budget deficit is attributable to the accumulated effect of high operating expenses in the government. The Fiscal Plan sought to reduce the government’s recurring expense base to make it consistent with the level of government revenues. The Fiscal Plan established a government-wide operating expense-reduction program aimed at reducing operating expenses, including payroll.

Payroll expense is the most significant component of the government’s recurring expense base. The reduction in payroll expenses contemplated by the Fiscal Plan was implemented in three phases and included certain benefits conferred to participating employees, as follows:

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Phase I: Incentivized Voluntary Resignation and Voluntary Permanent Workday Reduction Programs: The Incentivized Voluntary Resignation Program offered public employees a compensation incentive based on the time of service in the government. The Voluntary Permanent Workday Reduction Program was available to public employees with 20 or more years of service. The Workday Reduction Program consisted of a voluntary reduction of one regular workday every fifteen calendar days, which is equivalent to approximately a 10% reduction in annual workdays. Phase I commenced in March 2009 and public employees had until April 27, 2009 to submit the required information to participate in the voluntary programs available under Phase I and be eligible for the Public Employees Alternatives Program. Under Phase I, 2,553 employees resigned under the Incentivized Voluntary Resignation Program and 27 employees took advantage of the Voluntary Permanent Workday Reduction Program. Based on the number of employees who agreed to participate in these programs, the administration estimates that expenses for fiscal year 2010 were reduced by $90.9 million.

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Phase II: Involuntary Layoff Plan: As provided in Act 7, Phase II went into effect because the objective of reducing $2 billion in expenses was not achieved after implementation of Phase I and Phase III (see below). Under Phase II, subject to certain exceptions, employees with transitory or non-permanent positions were terminated. As a result, 1,990 positions were eliminated, representing an estimated savings of $44.7 million annually. In addition, Phase II provided for one or more rounds of involuntary layoffs and applied to most central government public employees unless excluded pursuant to Act 7, strictly according to seniority in public service, starting with employees with the least seniority. The plan excluded certain employees providing “essential” services, certain employees paid by federal funds, those on military leave, and political appointees and their trust employees (political appointees and their trust

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employees, who do not hold a permanent or career position in the government, are referred to herein as “non-career employees”). Employees in Phase II received a severance package that included health coverage payment for up to a maximum of six months or until the former public employee became eligible for health insurance coverage at another job. As of September 30, 2010, the total number of government employees dismissed under Phase II (excluding the 2,237 transitory or non-permanent positions eliminated) was approximately 12,604, representing an estimated savings of $325.4 million annually. This amount excludes approximately 1,945 employees rehired by the Department of Education as a result of an agreement with the union providing for certain salary and workday reductions and the inclusion of additional service requirements, among other things. The negotiation of this agreement by the administration resulted in annual savings of $53 million, an increase of $27 million over the estimated savings achievable through the termination of such employees.

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Phase III: Temporary Suspension of Certain Provisions of Laws, Collective Bargaining Agreements, and Other Agreements: Phase III went into effect on March 9, 2009 and imposed a temporary freeze on salary increases and other economic benefits included in laws, collective bargaining agreements, and any other agreements. Phase III is to remain in effect for a period of two years. The administration estimates that savings from the implementation of these measures was approximately $186.9 million for fiscal year 2010.

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Public Employees Alternatives Program: The employees that elected to participate in the Incentivized Voluntary Resignation Program under Phase I or that were subject to involuntary layoffs under Phase II were eligible to participate in the Public Employees Alternatives Program. This program assists public employees in their transition to other productive alternatives, and offers vouchers for college education, technical education, and professional training, as well as for establishing a business and for relocation.

Act 7 extended the term of collective bargaining agreements with public employees that had expired at the time of its enactment or that expire while it is in effect for a period of two years (until March 9, 2011) and provided that during this period such collective bargaining agreements may not be renegotiated or renewed.

On April 13, 2009, a group of government employees and labor organizations filed a complaint in the U.S. District Court for the District of Puerto Rico challenging the constitutionality of Act 7 and seeking to enjoin the enforcement of Act 7. The Governor of Puerto Rico and several agency heads are defendants in the action. The complaint alleges that Act 7 violates the United States and Puerto Rico constitutions because, among other reasons, the statute substantially impairs certain statutory and contractual rights of government employees including those contained in their collective bargaining agreements with Commonwealth agencies. On August 5, 2009, the U.S. District Court for the District of Puerto Rico denied the requested preliminary injunction and, on December 14, 2009, the court dismissed the complaint. Plaintiffs have appealed the Court’s decision. The District Court’s decision allowed the Government to continue with the implementation of Act 7. The Commonwealth has indicated that the Government plans to vigorously defend the constitutionality of Act 7.

The second element of the expense-reduction measures, which pertains to other operating expenses, was conducted through an austerity program in combination with other expense reduction measures. The austerity program mandated a 10% reduction in other operational expenses, including cellular phone use, credit cards, and official vehicles.

In July 2010, the Governor renewed an executive order issued in September 2009 requiring all agencies and public corporations to reduce, modify or cancel service contracts to achieve a cost reduction of at least 15%. The executive order covers advertising, consulting, information technology, accounting, legal and other services (except for direct services to the public), and grants the Fiscal Restructuring and Stabilization Board created under Act 7 (the “Fiscal Board”) the power to monitor agencies and public corporations in order to ensure the required 15% minimum cost reduction. Each agency or public corporation had 30 days to report the following to the Fiscal Board: (i) all service contracts then in effect, (ii) all canceled and/or modified contracts and the corresponding savings, (iii) justification for any remaining contracts in light of the mission of the agency or public corporation, and (iv) the reasonableness of the fees or compensation terms for each remaining contract.

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In July 2010, the Governor also renewed another executive order issued in September 2009 requiring all agencies and public corporations to report the following to the Fiscal Board within 30 days: (i) all lease contracts then in effect, (ii) the uses of leased premises, (iii) the needs for such premises, (iv) the terms and conditions of each lease, and (v) budgeted amounts for rent and other related expenses. During fiscal year 2010, the administration achieved savings by, among other things, consolidating operations of one or more agencies or public corporations and renegotiating leases to obtain more favorable terms. The administration expects to achieve annual savings of at least 15% of rent and related expenses, or approximately $22 million, in future fiscal years.

As of September 30, 2010, the administration had already reduced operating expenses through expense reduction measures other than Phases I through III of the Fiscal Plan by $150 million, and professional service contracts and lease agreements by $42 million through the implementation of the executive orders referred to above.

Tax Revenue Enforcement Measures. The Fiscal Plan also sought to increase tax revenues by implementing a more rigorous and ongoing tax enforcement and compliance strategy. Specific tax enforcement initiatives included: (i) enhancements to the administration of federal grants and fund receipts, (ii) stronger collections and auditing efforts on Puerto Rico’s sales and use tax, and (iii) a voluntary tax compliance program.

Revenue Raising Measures. The goal of achieving fiscal and budgetary balance required a combination of measures that included the introduction of permanent and temporary tax increases. The Fiscal Plan included six temporary and four permanent revenue increasing measures. The temporary revenue increasing measures consisted of: (i) a 5% surtax on income of certain individuals that was expected to generate $58 million in additional revenues, (ii) a 5% surtax on income of certain corporations that was expected to generate $41 million in additional revenues, (iii) a 5% income tax on credit unions (commonly known as “cooperativas” in Puerto Rico) that was expected to produce $5 million in additional revenues, (iv) a 5% income tax on Puerto Rico international banking entities that was expected to produce $20 million in additional revenues, (v) a special property tax on residential and commercial real estate that was expected to produce $230 million in additional revenues, and (vi) a moratorium on certain tax credits. The temporary measures are to be in effect for up to three fiscal years beginning in fiscal year 2010. The permanent measures include (i) modifications to the alternative minimum tax for individuals and corporations each of which is expected to generate $10 million annually, (ii) an increase in the excise tax on cigarettes, (iii) a new excise tax on motorcycles, and (iv) an increase in the excise tax on alcoholic beverages. The permanent increases in the excise taxes on cigarette, motorcycles and alcoholic beverages are expected to generate $48 million, $1 million and $5 million, respectively, in additional revenues. The total preliminary revenues from these temporary and permanent measures for fiscal year 2010 are $428 million. The total estimated revenues from these temporary and permanent measures for fiscal year 2011 are $420 million.

Financial Measures. The administration has also carried out several financial measures designed to achieve fiscal stability throughout the Fiscal Plan implementation period. These measures included, among others, (i) a financing or bond issuance program, the proceeds of which were used to bridge the structural budgetary imbalance during the Fiscal Plan implementation period and fund some of the Economic Plan initiatives, (ii) the restructuring of the securities held in the Corpus Account of the Infrastructure Development Fund (the “Corpus Account”), which is under the custody and control of PRIFA, and (iii) the restructuring of a portion of the Commonwealth’s debt service.

These financial measures were anchored on the bond-issuance program of COFINA. Act 7, in conjunction with Act No. 91 of May 13, 2006, as amended (“Act 91”), and Act No. 1 of January 14, 2009 (“Act 1”), allocated to COFINA, commencing on July 1, 2009, 2.75% (one-half of the tax rate of 5.5%) of the sales and use tax imposed by the central government, thus increasing COFINA’s financing capacity and allowing the Commonwealth to achieve fiscal stability throughout the implementation period of the Fiscal Plan.

During fiscal years 2009 and 2010, COFINA issued approximately $5.6 billion and $3.6 billion, respectively, of revenue bonds payable from sales and use tax collections transferred to COFINA. The proceeds from these bond issues have been used for, among other uses, paying approximately $1.9 billion of

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Commonwealth obligations that did not have a designated source of repayment, paying or financing approximately $4.8 billion of operational expenses constituting a portion of the Commonwealth’s deficit, and funding the Local Stimulus Fund and the Stabilization Fund for fiscal year 2011 with approximately $500 million and $1.0 billion, respectively.

Act No. 3, approved by the Legislative Assembly of the Commonwealth on January 14, 2009 (“Act 3”), authorized the sale of the securities held in the Corpus Account. PRIFA sold the securities in January 2009 and used the proceeds to, among other things, make a deposit to the General Fund of approximately $319 million, which was applied to cover a portion of the Commonwealth’s budget deficit and make a transfer to GDB of approximately $159 million as a capital contribution. The gross proceeds resulting from the sale were approximately $884 million.

The Fiscal Plan has provided more fiscal stability, thereby safeguarding and strengthening Puerto Rico’s credit. The fiscal structure resulting from the full implementation of the plan is expected to be sustainable and conducive to economic growth and development.

Economic Reconstruction Plan

To balance the impact of the Fiscal Plan, the administration developed and is implementing an economic reconstruction program designed to stimulate growth in the short term and lay the foundation for long-term economic development. The Economic Plan consists of two main components: (i) two economic stimulus programs, and (ii) a supplemental stimulus plan.

Economic Stimulus Programs. The cornerstone of Puerto Rico’s short-term economic reconstruction plan was the implementation of two economic stimulus programs aimed at reigniting growth and counterbalancing any adverse effects associated with the Fiscal Plan. The economic stimulus programs consisted of Puerto Rico’s participation in ARRA (also referred to herein as the “Federal Stimulus”) and a local plan (the “Local Stimulus”) designed to complement the Federal Stimulus.

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Federal Stimulus Program: Puerto Rico was awarded $6.8 billion in stimulus funds from ARRA. The funds are distributed in four main categories: relief to individuals, budgetary and fiscal relief, taxpayers’ relief, and capital improvements. In terms of government programs, the Federal Stimulus allocates funds to education, agriculture and food assistance, health, housing and urban development, labor, and transportation, among others. As of September 2010, PRIFA, which is responsible for the administration of ARRA in Puerto Rico, reported that approximately $3.6 billion in ARRA funds had been disbursed.

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Local Stimulus Program: The administration formulated the Local Stimulus to supplement the Federal Stimulus and address specific local challenges associated with the local mortgage market, the availability of credit, and the infrastructure and construction sectors. Despite the fact that the Local Stimulus amounted to a $500 million investment by the government, it is estimated that its effect would be greater due to certain lending programs, which are being coordinated in collaboration with commercial banks in Puerto Rico. The administration has been disbursing funds under the $500 million local stimulus program. Most municipalities have received disbursements earmarked to pay outstanding debts and fund local projects. The administration has also disbursed funds allocated towards job training programs, a strategic water distribution project in a southern municipality and the revamping of the Puerto Rico permits system. In addition, $399 million of Local Stimulus funds are to be used mainly to promote infrastructure projects.

Supplemental Stimulus Plan. The Supplemental Stimulus Plan was designed to provide investment in strategic areas with the objective of laying the foundations for long-term growth in Puerto Rico. The coordinated implementation of the Supplemental Stimulus Plan is expected to reinforce continuity in reigniting economic growth while making key investments for long-term development.

The Supplemental Stimulus Plan is being conducted through a combination of direct investments and guaranteed lending. Specifically, the Supplemental Stimulus Plan targets critical areas such as key infrastructure

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projects, public capital improvement programs, private-sector lending to specific industries, and the export and research-and-development knowledge industries. The Supplemental Stimulus Plan takes into account the strategic needs that Puerto Rico must fulfill in order to become a more competitive player in its region and in the global economy.

On September 1, 2010 the Governor signed Act No. 132, also known as the Real Estate Market Stimulus Act of 2010 (“Act 132”), which provides certain incentives to help reduce the existing housing inventory. The incentives provided by Act 132 are scheduled to be effective from September 1, 2010 through June 30, 2011.

Economic Development Program

The Department of Economic Development and Commerce (“DEDC”), in coordination with other government agencies, is in the process of implementing the Strategic Model for a New Economy, which consists of a comprehensive, long-term, economic development program aimed at improving Puerto Rico’s overall global relevance, competitiveness, and business environment, and increasing private-sector capital formation and participation in the economy. These initiatives are centered on the dual mission of fostering multi-sector growth while reducing costs and barriers to business and investment, and are a medium-to-long-term counterpart to the Economic Plan and the Supplemental Stimulus Plan described above.

The administration is emphasizing the following initiatives to enhance Puerto Rico’s competitive position: (i) overhauling the permitting process, (ii) reducing energy costs, (iii) reforming the tax system, (iv) promoting the development of various projects through public-private partnerships, (v) implementing strategic initiatives targeted at specific economic sectors, and (vi) promoting the development of certain strategic/regional projects.

Permitting Process. The first initiative, the reengineering of Puerto Rico’s permitting and licensing process, has already been achieved. On December 1, 2009, the Governor signed into law Act No. 161, which overhauls the existing permitting and licensing process in Puerto Rico in order to provide for a leaner and more efficient process that fosters economic development. In the short term, this restructuring is focused on eliminating the significant backlog of unprocessed permits that are in the pipeline of various government agencies. In the longer term, this law seeks to significantly reduce the number of inter-agency processes and transactions required by creating a centralized, client-focused system that simplifies and shortens the permitting process for applicants. On December 1, 2010, a new permitting agency created under Act No. 161, which centralized permitting processes previously carried out by various agencies, commenced operations.

Energy Policy. On July 19, 2010, the Governor signed Acts No. 82 and 83, providing for, among other things, the adoption of a new energy policy, which is critical for Puerto Rico’s competitiveness. As of February 10, 2011, fluctuations in oil prices are having a significant effect on Puerto Rico’s overall economic performance. Act No. 82 focuses on reducing Puerto Rico’s dependence on fossil fuels, particularly oil, through the promotion of diverse, renewable-energy technologies. This new energy policy seeks to lower energy costs, reduce energy-price volatility, and establish environmentally sustainable energy production through a reduction in ecologically harmful emissions. This legislation also is expected to facilitate the development of several initiatives, including the wheeling of energy, conservation efforts, and the installation of new renewable generation capacity, among others. Moreover, Act No. 83 created a green energy incentives program to promote the development of renewable energy projects as well as a Renewable Portfolio Standards Program. These initiatives are expected to address energy prices in Puerto Rico and provide a means of attracting investment in the energy sector.

Tax Reform. In February 2010, the Governor named a committee to review the Commonwealth’s income tax system and propose a tax reform directed at reducing personal and corporate income tax rates. The committee presented its findings to the Governor and on October 25, 2010, the Governor announced that he was submitting to the Legislative Assembly various bills in order to implement the tax reform. Legislation to implement the first

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phase of the tax reform was enacted as Act No. 171 of November 15, 2010. Legislation to implement the second phase of the tax reform was enacted as Act No. 1.

Public-Private Partnerships. The administration believes that Public-Private Partnerships (“PPPs”) represent an important tool for economic development, particularly in times of fiscal difficulties. PPPs are contracts between government and non-governmental entities—such as private companies, credit unions, and municipal corporations—to develop infrastructure projects, manage government assets or provide government services. The non-governmental partner takes on certain responsibilities and risks related to the development and/or operation of the project in exchange for certain benefits.

PPPs provide the opportunity for the government to lower project development costs, accelerate project development, reduce financial risk, create additional revenue sources, establish service quality metrics, and re-direct government resources to focus on the implementation of public policy. Puerto Rico has opportunities for the establishment of PPPs in the areas of toll roads, ports, public schools, water provision, correctional facilities, and energy, among others.

On June 8, 2009, the Legislative Assembly approved Act No. 29 (“Act 29”), which established a clear public policy and legal framework for the establishment of public-private partnerships in Puerto Rico to further the development and maintenance of infrastructure facilities, improve the services rendered by the Government and foster the creation of jobs. Act 29 created the Public-Private Partnerships Authority (the “PPP Authority”), the entity tasked with implementing the Commonwealth’s public policy regarding public-private partnerships. On December 19, 2009, the PPP Authority approved regulations establishing the administrative framework for the procurement, evaluation, selection, negotiation and award process for public-private partnerships in Puerto Rico.

During fiscal year 2010, the PPP Authority engaged various financial advisors to assist it in the evaluation and procurement of various projects in the energy, transportation, water and public school infrastructure sectors. During the fourth quarter of fiscal year 2010, the PPP Authority published desirability studies for four public-private partnership priority projects and commenced procurement for such projects. The PPP Authority has short-listed proponents for the toll roads and school infrastructure projects. Moreover, the PPP Authority has made substantial progress in the preparation of a PPP procurement for the Luis Muñoz Marin International Airport.

Sector Initiatives. The administration plans to complement the previously mentioned initiatives with specific strategic initiatives with the objective of creating jobs and increasing economic activity across various sectors of the Puerto Rico economy. The Commonwealth has natural or structural competitive advantages in several areas, such as pharmaceutical and biotechnology manufacturing. These advantages provide opportunities for the development of regional clusters in high-tech manufacturing, research and development, tourism, renewable energy, international trade and professional services. The Commonwealth has indicated that the specific initiatives will be designed to promote sustainable economic growth while accelerating to a knowledge-based and innovation driven economy, focused mainly in the development of human capital and intellectual property, thus diversifying Puerto Rico’s economic base.

Strategic/Regional Projects. The administration has also targeted strategic/regional projects that are expected to generate investments in various regions of the Island in order to foster balanced economic development. One of the strategic projects for the northern region is called the Urban Bay (formerly known as the Golden Triangle), an urban redevelopment project that incorporates the areas of Old San Juan, Puerta de Tierra, Isla Grande, including the Puerto Rico Convention Center District (the “District”), and Condado, as well as other communities in the vicinity of historic San Juan Bay. The aim of the Urban Bay project is to develop San Juan Bay into a major tourism, recreation, commercial and residential sector which serves the local community and becomes a major attraction for leisure and business travelers, both local and external. Also in the northern region, Science City represents a critical part of the administration’s efforts to move Puerto Rico to the forefront of the science, technology and research and development. It seeks to leverage the significant competitive advantages in the knowledge-based sectors that put Puerto Rico in an ideal position to undertake this type of development.

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In the eastern region, the Caribbean Riviera entails the redevelopment of the old Roosevelt Roads navy facility in Ceiba and is a key element in the administration’s strategy to create jobs and reignite the economy of Puerto Rico’s eastern region, including Ceiba, Naguabo, Vieques, and Culebra. The plan is for this tourist complex to include hotels, casinos, eco-tourist attractions, an international airport, retail shops, a yacht marina, and cruise ship ports.

In the western region, the administration is focused on the redevelopment of the Aguadilla airport to serve as the second international airport of Puerto Rico and as a regional logistics hub.

Employment and Unemployment

The number of persons employed in Puerto Rico during fiscal year 2010 averaged 1,102,700, a decrease of 5.6% compared to the previous fiscal year. During the first six months of fiscal year 2011, total employment averaged 1,084,500, a decline of 2.5% with respect to the same period of the prior year; and the unemployment rate averaged 15.9%.

Economic Performance by Sector

From fiscal year 2007 to fiscal year 2009, the manufacturing and service sectors generated the largest portion of gross domestic product. The manufacturing, service, and government sectors were the three sectors of the economy that provided the most employment in Puerto Rico.

Manufacturing

Manufacturing is the largest sector of the Puerto Rico economy in terms of gross domestic product and the second largest in terms of real gross national product. The Planning Board figures show that in fiscal year 2009 manufacturing generated $43.5 billion, or 45.5%, of gross domestic product. Manufacturing, however, only generated $13.6 billion, or 21.7%, of real gross national product in fiscal year 2009. During fiscal year 2010, payroll employment for the manufacturing sector was 89,992, a decrease of 6.9% compared with fiscal year 2009. Most of Puerto Rico’s manufacturing output is shipped to the U.S. mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. Federal minimum wage laws are applicable in Puerto Rico. For fiscal year 2010, the average hourly manufacturing wage rate in Puerto Rico was approximately 53.2% of the average mainland U.S. rate.

Although the manufacturing sector is less prone to business cycles than the agricultural sector, that does not guarantee the avoidance of the effects of a general downturn of manufacturing on the rest of the economy. In the last three decades, industrial development has tended to be more capital intensive and more dependent on skilled labor. This gradual shift in emphasis is best exemplified by large investments over the last two decades in the pharmaceutical and medical-equipment industries in Puerto Rico. Historically, one of the factors that encouraged the development of the manufacturing sector was the tax incentives offered by the federal and Puerto Rico governments. Federal legislation enacted in 1996, however, which amended Section 936 of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”), phased out these federal tax incentives during a ten-year period that ended in 2006. Moreover, Act 154 expanded the income tax rules as they relate to certain nonresident alien individuals, foreign corporations and foreign partnerships and imposed a new temporary excise tax on persons that purchase products manufactured in Puerto Rico by other persons that are members of the same controlled group. The elimination of the benefits provided by Section 936 of the U.S. Code has had, and Act 154 may have, a long-term impact on local manufacturing activity.

Total employment in the manufacturing sector decreased by 22,591 from fiscal year 2006 to fiscal year 2010. Manufacturing employment had been declining during the past decade, but the decline accelerated during fiscal years 2002 and 2003, falling 10.6% and 4.8%, respectively. Thereafter, manufacturing employment stabilized around 118,000 jobs, but the acceleration in job losses reappeared in fiscal year 2006 with the sector

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experiencing another drop of 4.0%. For fiscal years 2007, 2008, 2009 and 2010, manufacturing employment decreased by 4.2%, 3.5%, 7.1% and 6.9%, respectively. For the first six months of fiscal year 2011, the sector lost an average of 1,400 jobs, or 1.6%, compared to the same period of the previous year. Given that this sector used to pay, on average, the highest wages in Puerto Rico, its general downturn has represented a major difficulty for restoring growth for the whole economy. There are several reasons that explain this sector’s job shrinkage: the end of the phase-out of the tax benefits afforded by Section 936 of the U.S. Code, the net loss of patents on certain pharmaceutical products, the escalation of manufacturing production costs (particularly electricity), the increased use of job outsourcing, and, more recently, the effects of the global economic decline. Puerto Rico’s manufacturing sector is facing increased international competition. As patents on pharmaceutical products manufactured in Puerto Rico expire and the production of such patented products is not replaced by new products, there may be additional job losses in this sector and a loss of tax revenues for the Commonwealth.

Service Sector

Puerto Rico has experienced mixed results in the service sector, which includes wholesale and retail trade, utilities, transportation and warehousing, information, finance and insurance, real estate and rental, and other services. This sector has expanded in terms of income over the past decade, following the general trend of other industrialized economies, but with differences in the magnitude of those changes. During the period between fiscal years 2007 and 2009, the gross domestic product in this sector, in nominal terms, increased at an average annual rate of 1.1%, while payroll employment in this sector decreased at an average annual rate of 2.6% between fiscal years 2007 and 2010. In the Puerto Rico labor market, self-employment, which is not accounted for in the Payroll Survey, represents approximately 15% of total employment according to the Household Survey. Most of the self-employment is concentrated in the service and construction sectors. The development of the service sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing and construction.

The high degree of knowledge, skill, and expertise in professional and technical services available in Puerto Rico places the island in a favorable competitive position with respect to Latin America and other trading countries throughout the world.

The service sector ranks second to manufacturing in its contribution to gross domestic product, but first in its contribution to real gross national product. The service sector is also the sector with the greatest amount of employment. In fiscal year 2009, the service sector generated $41.0 billion, or 42.9%, of gross domestic product, while it generated $36.9 billion, or 58.8%, of real gross national product. Wholesale and retail trade, information services, education and health services, professional and business services and real estate and rentals experienced growth in fiscal years 2007 to 2009, as measured by gross domestic product at current prices. Finance and insurance, transportation and warehousing, utilities, and leisure and hospitality experienced contractions in fiscal years 2007 to 2009, as measured by gross domestic product at current prices. From fiscal year 2007 to 2009, gross domestic product increased in the trade sector from $7.2 billion to $7.5 billion and in real estate and rentals from $11.7 billion to $13.3 billion, and decreased in finance and insurance from $6.7 billion to $5 billion.

Service-sector employment decreased from 566,725 in fiscal year 2006 to 532,883 in fiscal year 2010 (representing 56.6% of total, non-farm, payroll employment). The average service-sector employment for fiscal year 2010 represents a decrease of 2.4% compared to the prior fiscal year. For the first six months of fiscal year 2011, average service-sector employment was 536,050, a decrease of 0.3% with respect to the same period for the prior fiscal year.

Puerto Rico has a developed banking and financial system. As of September 30, 2010, there were ten commercial banks operating in Puerto Rico. Commercial banks in Puerto Rico are generally regulated by the Federal Deposit Insurance Corporation (the “FDIC”) or the Board of Governors of the Federal Reserve System and by the Office of the Commissioner of Financial Institutions of Puerto Rico (the “OCFI”). The OCFI reports that total assets of commercial banks (including assets of units operating as international banking entities) as of

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September 30, 2010 were $78.4 billion, as compared to $89.2 billion as of December 31, 2009. On April 30, 2010, the OCFI closed three commercial banks and the FDIC was named receiver. On the same date, the FDIC entered into loss share purchase and assumption agreements with three of the other commercial banks with operations in Puerto Rico, providing for the acquisition of most of the assets and liabilities of the closed banks including the assumption of all of the deposits. Through February 10, 2011, the amount of jobs lost as a result of these consolidations has not been significant. The administration expects that this consolidation will strengthen the Puerto Rico banking sector.

Broker-dealers in Puerto Rico are regulated by the Financial Industry Regulatory Authority and the OCFI, and are mainly dedicated to serve investors that are residents of Puerto Rico. According to the OCFI, assets under management by broker-dealers in Puerto Rico totaled $5.5 billion as of September 30, 2010, up from $2.6 billion on September 30, 2009. Another relevant component of the financial sector in Puerto Rico is the mutual fund industry. Local mutual funds are organized as investment companies and recorded assets under management of $13.8 billion as of September 30, 2010, up from $13.7 billion as of September 30, 2009 according to the OCFI.

Other components of the financial sector in Puerto Rico include international banking entities (“IBEs”) and credit unions (locally known as cooperativas). IBEs are licensed financial businesses that conduct offshore banking transactions. As of September 30, 2010, there were 34 international banking entities (including units of commercial banks) operating in Puerto Rico licensed to conduct offshore banking transactions, with total assets of $37.8 billion, a decrease from $52.0 billion in total assets as of September 30, 2009. Meanwhile, credit unions, which tend to provide basic consumer financial services, reached $7.4 billion in assets as of September 30, 2010, a slight increase from $7.0 billion as of September 30, 2009.

In addition, there are specialized players in the local financial industry that include mortgage-origination companies and auto and personal finance companies.

Hotels and Related Services—Tourism

For fiscal year 2010, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists, was 1,803,900, an increase of 5.5% over the number of persons registered during fiscal year 2009. The average occupancy rate in tourist hotels during fiscal year 2010 was 69.0%, compared to 66.2% in fiscal year 2009. The average number of rooms available in tourist hotels increased by 3.6% to 11,403 rooms from fiscal year 2009 to fiscal year 2010.

In terms of employment figures, this sector has shown a behavior consistent with the local business cycle, accentuated by the contraction of U.S. economic activity. For fiscal year 2010, employment in hotels and other lodging facilities was reduced by 3.5% to 12,800 jobs. For the first five months of fiscal year 2011, the average decrease in employment in hotels and other lodging facilities was 0.3% as compared to the same period for the prior fiscal year. According to the Payroll Survey, employment in the leisure and hospitality sector was 71,000 for fiscal year 2010, an increase of 0.1% over employment for fiscal year 2009. For the first five months of fiscal year 2011, employment declined by 1.5% to 70,200 compared to the same period of the prior fiscal year.

San Juan is the largest homeport for cruise ships in the Caribbean and one of the largest homeports for cruise ships in the world.

The Commonwealth, through the Puerto Rico Convention Center District Authority (“PRCDA”), has developed the Dr. Pedro Roselló, Gonzalez Convention Center, the largest convention center in the Caribbean, and the centerpiece of a 100-acre, private development, that includes hotels, restaurants, office space, and housing. The convention center district is being developed at a total cost of $1.3 billion in a public/private partnership effort to improve Puerto Rico’s competitive position in the convention and group-travel segments. The convention center opened on November 17, 2005 and, since its inauguration, the facility has hosted more than 1,000 events accounting for more than 1,000,000 attendees. A 500-room hotel located next to the convention center commenced operations at the end of November 2009.

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The PRCDA also owns an 18,500-person capacity multipurpose arena, known as the José Miguel Agrelot Coliseum, located in San Juan, Puerto Rico. The coliseum was inaugurated in 2004 and has hosted more than 2.5 million people attending over 400 world-caliber events. The venue has received numerous awards including “Best International Large Venue of the Year” from Pollstar magazine in 2005.

Government

The government sector of Puerto Rico plays an important role in the economy. It promoted the transformation of Puerto Rico from an agricultural economy to an industrial one during the second half of the previous century, providing the basic infrastructure and services necessary for the modernization of the Island.

In fiscal year 2009, the government accounted for $9.3 billion, or 9.7%, of Puerto Rico’s gross domestic product. The government is also a significant employer, employing 285,600 workers (state, including public corporations, and local), or 28.8% of total, non-farm, payroll employment in fiscal year 2009. From fiscal year 2006 to fiscal year 2009, state and municipal government employment averaged approximately 284,900. During fiscal year 2010, state and municipal government employment decreased by 17,600 jobs, or 6.2%. According to the payroll survey, the distribution of these job reductions was 13,400 jobs in the state government and 4,200 jobs in municipal government.

As discussed previously, Act 7 established, among other things, a temporary freeze of salary increases and other economic benefits included in laws, collective bargaining agreements, and any other agreements. In addition, Act 7 provided that, for a period of two years after its enactment, collective bargaining agreements that had already expired or that would expire while the law is in effect and that relate to public employees may not be renegotiated or renewed. Certain individuals and labor organizations have challenged in court the validity of some of the provisions of Act 7.

Transportation

Thirty-four shipping lines offer regular ocean freight service to eighty United States and foreign ports. San Juan is the island’s leading seaport, but there are also seaport facilities at other locations in Puerto Rico including Arecibo, Culebra, Fajardo, Guayama, Guayanilla, Mayagüez, Ponce, Vieques, and Yabucoa.

Puerto Rico’s airport facilities are located in Carolina, San Juan, Ponce, Mayagüez, Aguadilla, Arecibo, Ceiba, Vieques, Culebra, and Humacao.

Luis Muñoz Marín International Airport in the San Juan metropolitan area is served by 24 domestic and international airlines. The airport receives over 10 million passengers per year, making it the busiest airport in the Caribbean. As of February 10, 2011, there is daily direct service between San Juan and Atlanta, Baltimore, Boston, Chicago, Dallas, Miami, New York, Orlando, Philadelphia, and numerous other destinations within the U.S. mainland. San Juan has also become a hub for intra-Caribbean service for a major airline. While the main hubs in the U.S. mainland serve as the gateway from San Juan to most international destinations, Latin American destinations are also served through Panama City, Panama, with connections to Central and South America, while European cities are also served through Madrid, Spain. On December 22, 2009, the Federal Aviation Administration (“FAA”) approved the Puerto Rico Ports Authority’s (“Ports Authority” or “PRPA”) preliminary application to participate in the FAA’s airport public-private partnership pilot program. During fiscal year 2010, the PPP Authority engaged a team of advisors and in June 2010 published the related desirability and convenience study, which is required for the establishment of a public private partnership. The PPP Authority expected to issue a request for qualifications by the third quarter of fiscal year 2011.

Regarding other airports, Rafael Hernandez Airport in Aguadilla has regularly scheduled service to and from Fort Lauderdale, New York, Newark and Orlando; and Ponce’s Mercedita Airport has regularly scheduled service to and from New York and Orlando. Both of these airports also have scheduled service to other

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Caribbean islands. Smaller regional airports serve intra-island traffic. Cargo operations are served by both Federal Express and United Parcel Service (UPS) at the airports in San Juan and Aguadilla.

The island’s major cities are connected by a modern highway system, which, as of December 31, 2009, totaled approximately 4,636 miles and 12,045 miles of local streets and adjacent roads. The highway system comprises 389 miles of primary system highways, which are the more important interregional traffic routes and include PR-52, PR-22, PR-53, PR-66 and PR-20 toll highways, 230 miles of primary urban system highways, 959 miles of secondary system highways serving the needs of intra-regional traffic, and 3,058 miles of tertiary highways and roads serving local, intra-regional traffic. During the first half of fiscal year 2011, the PPP Authority commenced the procurement process for the establishment of a concession for toll roads PR-22 and PR-5.

The Port of the Americas is a deep draft container terminal under development on the south coast of Puerto Rico in the City of Ponce, the Commonwealth’s fourth largest municipality by population. Managed by the Port of the Americas Authority, the terminal can handle containerized import/export and transshipment cargo. The first phase of the port development was completed in 2004 while the second phase, which resulted in container yard with capacity of up to 250,000 Twenty-Foot Equivalent Units per year, was completed in March 2009. A third development phase, which entails a public investment of $84.4 million, is ongoing through September 2011. The completion of phase three is expected to result in an annual terminal processing capacity of up to 500,000 Twenty-Foot Equivalent Units as well as the installation of basic infrastructure required to develop an industrial value-added zone on land adjacent to the Port.

Construction

Although the construction industry represents a relatively small segment of the economy compared to other sectors, it has made significant contributions to the growth of economic activity due to its multiplier effect on the whole economy. During the period from fiscal year 2007 to 2009, however, real construction investment decreased at an average annual rate of 14.7%. During the same time period, the total value of construction permits, in current dollars, decreased at an average annual rate of 9.8%.

Public investment has been an important component of construction investment. During fiscal year 2009, approximately 52.9% of the total investment in construction was related to public projects. The total value of construction permits decreased by 29.2% in fiscal year 2010 as compared to fiscal year 2009, and total sales of cement decreased by 26.3% between 2009 and 2010, the largest decline registered since 1959. Average payroll employment in the construction sector during fiscal year 2010 was 33,600, a reduction of 31.5% from fiscal year 2009. During the first six months of fiscal year 2011, payroll employment in the construction sector averaged 27,100, a further reduction of 24.6% for the same period in fiscal year 2010 and the lowest level of construction sector employment in a decade.

Total construction investment for fiscal year 2009 decreased in real terms by 20.1%, following a 9.0% real decline in fiscal year 2008, due principally to the drop in private construction activity. The Planning Board expects a further construction investment decrease of 5.2% in real terms for fiscal year 2010. Public investment in construction has been negatively affected by the Commonwealth’s fiscal difficulties, while private investment in construction is still suffering from the credit conditions that prevailed during the last decade. While the Planning Board had originally projected a further construction investment decrease of 10.5% in real terms for fiscal year 2010, the expected positive impact of the Federal Stimulus and the Local Stimulus led it to reduce its projected decrease in construction investment to 5.2% in real terms. Public investment was primarily in housing, schools (and school reconstruction programs), water projects, and other public infrastructure projects.

During fiscal year 2010, the number of construction permits decreased by 15.2%, while the total value of construction permits dropped by 29.2% compared to fiscal year 2009. These figures are consistent with cement sales, which declined by 26.3% in fiscal year 2010 and by 14.1% during the first six months of fiscal year 2011, reaching levels not seen in almost three decades.

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On September 2, 2010, the Governor signed Act 132. Act 132 was designed primarily to stimulate the Puerto Rico real estate market, which in recent years has been suffering from lower sales, rising inventories, falling median prices and increased foreclosure rates. Pursuant to the provisions of Act 132, the Government has provided tax and transaction fee incentives to both purchasers and sellers of new and existing residential properties, as well as commercial properties with sale prices that do not exceed $3 million. The incentives provided under Act No. 132 are available from September 1, 2010 to June 30, 2011. Certain permanent incentives are also available for rental housing.

Agriculture

The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and the quality of produce, and stimulating the consumption of locally produced agricultural products. It should be noted, however, that agriculture production represents less than 1% of Puerto Rico’s gross domestic product. During fiscal year 2009, gross income from agriculture was $633 million, an increase of 3.4% compared with fiscal year 2008.

The administration supports agricultural activities through incentives, subsidies, and technical and support services, in addition to income tax exemptions for qualified income derived by bona fide farmers. Act No. 225 of 1995 provides a 90% income tax exemption for income derived from agricultural operations, grants for investments in qualified agricultural projects, and a 100% exemption from excise taxes, real and personal property taxes, municipal license taxes and tariff payments. It also provides full income tax exemption for interest income from bonds, notes and other debt instruments issued by financial institutions to provide financing to agricultural businesses.

Policy changes have been implemented to promote employment and income generated by the agricultural sector. The policy initiatives include a restructuring of the Department of Agriculture, an increase in government purchases of local agricultural products, new programs geared towards increasing the production and sales of agricultural products, and a new system of agricultural credits and subsidies for new projects.

Higher Education

During the six decades from 1950 to 2010, Puerto Rico made significant advances in the field of education, particularly at the college and graduate school levels. The transformation of Puerto Rico during the 1950s and 1960s from an agricultural economy to an industrial economy brought about an increased demand for educational services at all levels. During the 1970s and 1980s, certain higher-wage, higher-technology industries became more prominent in Puerto Rico. More recently, employment in the service sector has increased significantly. This has resulted in an increased demand for workers having a higher level of education and greater expertise in various technical fields. During the same time period, enrollments in institutions of higher learning rose very rapidly due to growth in the college-age population, and the increasing percentage of college attendance by such population. During the 1990s and into the current decade, college attendance and college attendance as a percentage of the college-age population continued to increase, although the college-age population has declined since 2000.

The University of Puerto Rico, the only public university in Puerto Rico, has eleven campuses located throughout the island. The University’s total enrollment for academic year 2009-2010 was approximately 65,699 students. The Commonwealth appropriates annually for the University of Puerto Rico an amount equal to 9.60% of the average annual revenue from internal sources (subject to certain exceptions) for each of the two fiscal years immediately preceding the current fiscal year.

In addition to the University of Puerto Rico, there are 40 public and private institutions of higher education located in Puerto Rico. Such institutions had an enrollment during academic year 2009-2010 of approximately 183,673 students and provide programs of study in liberal arts, education, business, natural sciences, technology,

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secretarial and computer sciences, nursing, medicine, and law. Degrees are offered by these institutions at the associate, bachelor, master, and doctoral levels.

Tax Incentives

One factor that has promoted and continues to promote the development of the manufacturing and service sectors in Puerto Rico is the various local and federal tax incentives available, particularly those under Puerto Rico’s Industrial Incentives Program and, until 2006, Sections 30A and 936 of the U.S. Code. Tax and other incentives have also been established to promote the development of the tourism industry. These incentives are summarized below.

Industrial Incentives Program

Since 1948, Puerto Rico has had various incentives laws designed to promote investment and job creation. Under these laws, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other local taxes. As of February 10, 2011, the most recent of these incentives laws is the Economic Incentives Act, enacted in May 2008.

The benefits provided by the Economic Incentives Act are available to new companies as well as companies already conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grants, expand current operations or commence operating a new eligible business. The activities eligible for tax exemption under the Economic Incentives Act include manufacturing, certain designated services performed for markets outside Puerto Rico (including the United States), the production of energy from local renewable sources for consumption in Puerto Rico and laboratories for research and development. The Economic Incentives Act expands the definition of eligible business from that included in Act No. 135 of December 2, 1997, as amended (the “1998 Tax Incentives Act”), to include clusters and supply chains.

Companies qualifying under the Economic Incentives Act can benefit from a simplified income tax system: in most cases, an income tax rate of 4% and a withholding tax rate of 12% on royalty payments. Alternatively, the income tax rate can be 8% and a withholding rate of 2% on royalty payments. Special rates apply to projects located in low and mid-development zones (an income tax reduction of 0.5%), certain local projects (an income tax rate as low as 3%), certain small- and medium-sized businesses (an income tax rate as low as 1%) and pioneering activities (an income tax rate of 1%, but for those using intangible property created or developed in Puerto Rico the income tax rate may be 0%). In addition, as with the 1998 Tax Incentives Act, the Economic Incentives Act grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and at least 60% thereafter, and 100% exemption from excise taxes, and sales and use taxes with respect to the acquisition of raw materials and certain machinery and equipment used in the exempt activities.

The Economic Incentives Act is designed to stimulate employment and productivity, research and development, capital investment, reduction in the cost of energy and increased purchase of local products.

Under the Economic Incentives Act, as with the 1998 Tax Incentives Act, companies can repatriate or distribute their profits free of Puerto Rico dividend taxes. In addition, passive income derived by exempted businesses from the investment of eligible funds in Puerto Rico financial institutions, obligations of the Commonwealth, and other designated investments is fully exempt from income and municipal license taxes. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period that is otherwise subject to Puerto Rico income tax would be subject to a special Puerto Rico income tax rate of 4%.

The Economic Incentives Act, like the 1998 Tax Incentives Act, also provides investors that acquire an exempted business that is in the process of closing its operations in Puerto Rico a 50% credit in connection with the cash purchase of such corporation’s stocks or operational assets.

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Green Energy Incentives Program

On July 19, 2010 the Legislative Assembly enacted Act No. 83 of July 19, 2010, also known as the “Green Energy Incentives Act,” to encourage the production of renewable energy on a commercial scale. The activities eligible for tax exemption under the Green Energy Incentives Act include businesses engaged in the production and sale of green energy on a commercial scale for consumption in Puerto Rico, a producer of green energy, the installation of machinery and equipment for the production of green energy, and property used for the production of green energy.

Companies qualifying under the Green Energy Incentives Act can benefit from a simplified income tax system: an income tax rate of 4% and a withholding tax rate of 12% on royalty payments, license fees and rental payments to non-Puerto Rico resident companies. In addition, the Green Energy Incentives Act grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and at least 60% thereafter, and 100% exemption from excise taxes, and sale and use taxes with respect to the acquisition of raw materials and certain machinery and equipment used in the exempt activities.

Under the Green Energy Incentives Act, companies can repatriate or distribute their profits free of Puerto Rico dividend taxes. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period that is otherwise subject to Puerto Rico income tax would be subject to a special Puerto Rico income tax rate of 4%.

Tourism Incentives Program

For many years, Puerto Rico has enacted incentives laws designed to stimulate investment in hotel operations on the island. The Puerto Rico Tourism Development Act of 2010 (the “Tourism Development Act”) provides partial exemptions from income, property, and municipal license taxes for a period of ten years. The Tourism Development Act also provides certain tax credits for qualifying investments in tourism activities, including hotel and condo-hotel development projects. The Tourism Development Act provides further tourism incentives by granting tax exemptions on interest income, fees and other charges received with respect to bonds, notes, or other obligations issued by tourism businesses for the development, construction, rehabilitation, or improvements of tourism projects.

As part of the incentives to promote the tourism industry, in 1993 the Commonwealth established the Tourism Development Fund as a subsidiary of GDB with the authority to (i) make investments in or provide financing to entities that contribute to the development of the tourism industry and (ii) provide financial guarantees and direct loans for financing tourism development projects. Through February 10, 2011, the Fund has provided direct loans and financial guarantees in the aggregate of approximately $1.368 billion for loans made or bonds issued to finance the development of twenty-one tourism projects representing 4,744 new hotel rooms and a total investment of approximately $2.135 billion.

Treatment of Puerto Rico Corporations under the U.S. Code—Controlled Foreign Corporations

As a result of the modification and phase-out of the federal tax incentives under Section 936 of the U.S. Code, many corporations previously operating thereunder reorganized their operations in Puerto Rico to become controlled foreign corporations (“CFCs” ). A CFC is a corporation that is organized outside the United States (including, for these purposes, in Puerto Rico) and is controlled by United States shareholders. In general, a CFC may defer the payment of federal income taxes on its trade or business income until such income is repatriated to the United States in the form of dividends or through investments in certain United States properties. The Puerto Rico Office of Industrial Tax Exemption has received notification from numerous corporations that have converted part or all of their operations to CFCs. These include most of the major pharmaceutical, instrument and electronics manufacturing companies in Puerto Rico.

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CFCs operate under transfer pricing rules for intangible income that are different from those applicable to United States corporations operating under Section 936 of the U.S. Code (“Section 936 Corporations”). In many cases, they are allowed to attribute a larger share of this income to their Puerto Rico operation but must make a royalty payment “commensurate with income” to their U.S. affiliates. Section 936 Corporations were exempted from Puerto Rico withholding taxes on any cost-sharing payments they might have opted to make, but CFCs are subject to a 15% Puerto Rico withholding tax on royalty payments, unless they have a renegotiated Puerto Rico tax grant issued under the Economic Act in which case this withholding tax could be lowered to 2% or 12%.

In May 2009, the U.S. Department of the Treasury announced proposed changes to the U.S. Code that include, among others, changes to remove incentives for shifting jobs overseas. Several of these initiatives could affect CFCs operating in Puerto Rico. As of February 10, 2011, no such legislation has been approved by either House of Congress of the United States. As of February 10, 2011, it is not possible to determine the legislative changes that may be made to the U.S. Code, or their effect on the long-term outlook on the economy of Puerto Rico. The administration expects to develop policy responses to the U.S. government to seek to safeguard Puerto Rico’s economic reconstruction and development plans.

DEBT

Public Sector Debt

Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations (“notes” as used in this section refers to certain types of non-bonded debt regardless of maturity), subject to the exclusions described below.

Section 2 of Article VI of the Constitution of the Commonwealth provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued that is payable in any fiscal year, together with any amount paid by the Commonwealth in the fiscal year preceding the fiscal year of such proposed issuance on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and deposited into the treasury (hereinafter “internal revenues”) in the two fiscal years preceding the fiscal year of such proposed issuance. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded through payments by the Commonwealth on such guaranteed debt. Internal revenues consist principally of income taxes, property taxes, sales taxes and excise taxes. Certain revenues, such as federal excise taxes on offshore shipments of alcoholic beverages and tobacco products and customs duties, which are collected by the United States Government and returned to the Treasury Department, and motor vehicle fuel taxes, crude oil and derivative products excise taxes and license fees, which are allocated to the Highway and Transportation Authority, are not included as internal revenues for the purpose of calculating the debt limit, although they may be available for the payment of debt service. In addition, the portion of the Sales Tax (defined below) allocated to COFINA is not included as internal revenues since the legislation that created COFINA transferred ownership of such portion of the Sales Tax to COFINA and provided that such portion was not “available resources” under the Constitutional provisions relating to full faith and credit bonds.

Future maximum annual debt service for the Commonwealth’s outstanding general obligation debt is $939,262,955 in the fiscal year ending June 30, 2015 (based on the assumption that the (i) Public Improvement Refunding Bonds, Series 2004 A, which are variable rate bonds, bear interest at their actual rate per annum through July 1, 2012 and thereafter at 12% per annum, (ii) Public Improvement Refunding Bonds, Series 2004 B and the Public Improvement Refunding Bonds, Series 2008 B, which are variable rate bonds, bear interest at 12% per annum, and (iii) a portion of each of the Public Improvement Refunding Bonds, Series 2003 C, Public Improvement Bonds of 2006, Series A, and Public Improvement Refunding Bonds, Series 2007 A that are variable rate bonds, bear interest at 12% per annum). This amount ($939,262,955) plus the amount paid by the Commonwealth in fiscal year 2010 on account of bonds or notes guaranteed by the Commonwealth

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($10,491,303), totaled $949,238,499, equal to 12.97% of $7,320,525,500, which is the average of the adjusted internal revenues for the fiscal years ended June 30, 2009 and June 30, 2010. If the interest on the outstanding bonds described in items (i) through (iii) above was calculated using the effective fixed interest rate payable by the Commonwealth under the interest rate exchange agreements entered into in respect thereof, the percentage referred to in the preceding sentence would be 11.44% and future maximum annual debt service for the Commonwealth’s outstanding general obligation debt would be $826,812,043 in the fiscal year ending June 30, 2020. The potential termination payment (which is a full faith and credit obligation of the Commonwealth) payable by the Commonwealth (based on the then applicable mark-to-market value) upon termination of the above mentioned swap agreements is not included in the calculation of the 15% constitutional debt limitation.

Except as set forth below, annual debt service payments on bonds guaranteed by the Commonwealth are not included in the calculation of the 15% debt limitation. In the event any of the public corporations issuers of guaranteed bonds are unable to make any portion of the future debt service payments on its guaranteed bonds, the Commonwealth would be required to make such payments under its guarantee from the General Fund, and such debt service would be included in the calculation of the 15% constitutional debt limitation.

As of September 30, 2010, Port of the Americas Authority had outstanding bonds guaranteed by the Commonwealth (the “POA Guaranteed Bonds”), representing a $250 million GDB financing with an outstanding principal amount of $198.7 million. The Commonwealth has begun to make payments of debt service on the POA Guaranteed Bonds and expects to make all payment on the POA Guaranteed Bonds under the full faith and credit guarantee of the Commonwealth. During fiscal year 2010, the Commonwealth made payments under its guaranty of the POA Guaranteed Bonds of $10.5 million.

The Commonwealth’s policy has been and continues to be to prudently manage such debt within the constitutional limitation. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

Direct debt of the Commonwealth is issued pursuant to specific legislation approved in each particular case. Debt of the municipalities is issued pursuant to ordinances adopted by the respective municipal legislatures. Debt of public corporations is issued in accordance with their enabling statutes. GDB, as fiscal agent of the Commonwealth and its municipalities and public corporations, must approve the specific terms of each issuance.

Interest Rate Exchange Agreements

General. The Commonwealth and various public corporations are party to various interest rate exchange agreements or swaps. Except for the basis swaps discussed below, the purpose of all of the interest rate exchange agreements in place as of February 10, 2011 is to hedge the Commonwealth’s variable rate debt exposure and the interest rate risks associated therewith. When the Commonwealth or a public corporation has issued variable rate bonds, it has entered into an interest rate exchange agreement with a counterparty pursuant to which the Commonwealth or the public corporation agrees to pay the counterparty a fixed rate and the counterparty agrees to pay the Commonwealth or public corporation a variable rate intended to match the variable rate payable on the bonds (a “synthetic fixed rate swap”). In theory, the variable rate payments received by the Commonwealth under the swap offset the variable rate payments on the bonds and, thus, the Commonwealth or the public corporation is left with a net fixed rate payment to a counterparty. The intention of these swaps was to lower the all-in cost of borrowing below what could have been achieved by issuing fixed rate bonds.

Basis Swap. The Commonwealth and the Puerto Rico Electric Power Authority (“PREPA”) are also party to agreements (“basis swaps” ), entered into in June 2006 and March 2008, respectively, pursuant to which they are making payments on a specified notional amount based on a short-term interest rate index published by the

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Securities Industry and Financial Markets Association (“SIFMA”) and are receiving from their counterparties payments on the same notional amount based on the published three-month London Interbank Offered Rate (“LIBOR”) plus a specified fixed rate payment (the “basis annuity”). For fiscal year 2010 and the first six months of fiscal year 2011, the Commonwealth received $6.9 million and $3.8 million, respectively, from its counterparties under the basis swap, net of the Commonwealth’s payments to the counterparties, and PREPA received $9.5 million and $4.8 million, respectively, from its counterparty under the basis swap, net of PREPA’s payments to the counterparty.

Risks. By using derivative financial instruments, the Commonwealth exposes itself, among other risks, to credit risk (based on the counterparty’s ability to perform under the terms of the agreement), market risk (based on the changes in the value of the instrument resulting from changes in interest rates and other market factors) and, in the case of basis swaps, basis risk (based on changes to the correlation between different indexes used in connection with a derivative and the variable rate debt they hedge). GDB, as fiscal agent, regularly monitors the exposure of the Commonwealth and the public corporations under the interest rate exchange agreements and attempts to minimize the risks. To minimize some of the credit risk, the Commonwealth and the public corporations enter into agreements with counterparties that have good credit ratings. The outstanding interest rate exchange agreements are with eleven different counterparties, all of which are rated in one of the three highest rating categories by either Moody’s or S&P. In addition, all of the agreements contain requirements of posting collateral by the counterparties based on certain valuation thresholds and credit ratings.

During fiscal years 2009 and 2010, in order to reduce the risks associated with the swaps portfolio, the Commonwealth and the public corporations terminated approximately $2.0 billion of swaps. In May and September 2009, the Commonwealth terminated a swap with an $850 million notional amount pursuant to which the Commonwealth was making payments based on the published short-term SIFMA municipal swap rate and was receiving payments based on the 10-year SIFMA (the “constant maturity swap”) rate at an aggregate gain of approximately $24.8 million. Besides the basis swaps, the constant maturity swap was the only other interest rate exchange agreement that did not hedge specific variable rate debt of the Commonwealth. The aggregate notional amount of the swaps for the Commonwealth and the public corporations has decreased from $9.2 billion as of June 30, 2008, to $7.9 billion as of June 30, 2009 and $7.1 billion as of December 31, 2010, an aggregate decrease of 22.8%.

Notional Amounts. The aggregate notional amount as of December 31, 2010 of synthetic fixed rate swaps and basis swaps of the Commonwealth and the public corporations was approximately $7.1 billion.

Market Value. Generally, the interest rate exchange agreements may be terminated by the Commonwealth or the public corporations at any time at their then-current market values. The agreements may also be terminated upon the occurrence of certain credit events. If a termination occurs due to a credit event, the Commonwealth or the public corporations may be obligated to pay to the applicable swap counterparty an amount based on the terminating swap’s market value, which may be substantial, or vice versa, with other termination costs being paid by the defaulting party. The mark-to-market value of the swaps fluctuates with interest rates and other market conditions. The Commonwealth’s obligations under the interest rate exchange agreements are secured by the full faith, credit and taxing power of the Commonwealth.

As of December 31, 2010, the net mark-to-market value of all outstanding interest rate exchange agreements was approximately negative $706.8 million. Since the mark-to-market value of all swaps was negative as of December 31, 2010, the Commonwealth or the public corporations, as applicable, would owe money to the counterparties if any of the agreements had been terminated as of that date.

Collateral Requirements. Under the majority of the interest rate exchange agreements, the Commonwealth and the public corporations are required to deliver collateral to the counterparties to guarantee their performance under the agreements based on the credit ratings of the Commonwealth and the public corporations and certain contractual mark-to-market value thresholds. During the fourth quarter of 2008, as a result of the U.S. financial

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market crisis, the Commonwealth and the public corporations were required to post collateral of approximately $251.8 million and $82.5 million, respectively, to their counterparties on certain interest rate exchange agreements. Based on an improvement in the mark-to-market value of the swap portfolio since then, the Commonwealth had $37.7 million of collateral posted to its counterparties as of December 31, 2010 and the public corporations had no collateral posted as of that date. However, if the mark-to-market value of the swaps portfolio deteriorates or the credit ratings of the Commonwealth or the public corporations are lowered, the collateral posting obligations contained in the agreements may require further deliveries of collateral.

Variable Rate Bonds and Mandatory Tender Bonds

Variable Rate Bonds. The Commonwealth and various public corporations have outstanding variable rate bonds, consisting of variable rate demand bonds which are subject to mandatory tender for purchase prior to their maturity on certain interest rate reset dates and upon expiration of an associated credit or liquidity facility (“VRDO Bonds”) and other bonds where the interest rate changes periodically based on the LIBOR rate or a particular index but that are not subject to tender prior to their maturity. The Commonwealth and the public corporations have hedged their variable rate debt exposure by entering into interest rate exchange agreements with certain swap providers with respect to all variable rate bonds. Pursuant to these agreements, the Commonwealth and the public corporations receive a variable rate payment expected to approximate the interest cost of the variable rate bonds, and pay a fixed rate. As of December 31, 2010, the Commonwealth had approximately $1.3 billion of outstanding variable rate general obligation bonds, which consist of approximately $865.9 million of VRDO Bonds and approximately $601.8 million of other variable rate debt. At December 31, 2010, the total outstanding variable rate debt was approximately $2.5 billion.

The VRDO Bonds bear a floating interest rate adjusted at specified intervals, such as daily or weekly (each, a “remarketing date”) and provide investors the option to tender or put the bonds at par on each remarketing date. The tendered bonds are then resold by a remarketing agent in the secondary market to other investors. Most of the VRDO Bonds are secured by letters of credit or other liquidity or credit facilities (“credit/liquidity facilities”) that provide for the payment of the purchase price payable upon the tender of the bonds. The credit/liquidity facilities expire prior to the final maturity of the bonds. If upon the expiration or termination of any credit/liquidity facility with respect to a series of VRDO Bonds the Commonwealth or the applicable public corporation is unable to renew or replace such facility with an alternate credit/liquidity facility, the VRDO Bonds of such series are subject to mandatory tender for purchase by the credit/liquidity facility provider and generally become subject to higher interest rates and accelerated amortization schedules pursuant to the terms of each expiring credit/liquidity facility.

The recent U.S. financial market crisis has resulted in a significant reduction in the availability of credit/liquidity facilities to support VRDO Bonds, and a related increase in the price of these facilities when they can be obtained. Thus, if the Commonwealth and the public corporations are not able to renew or roll over the expiring credit/liquidity facilities with respect to VRDO Bonds, or are not able to do so at an acceptable price, the Commonwealth and the public corporations would have to refinance the VRDO Bonds or otherwise obtain financing for such bonds in order to avoid the higher interest rates and accelerated amortization schedules set forth in the expiring credit/liquidity facility.

In addition, since there are interest rate exchange agreements with respect to all VRDO Bonds, if the Commonwealth or the applicable public corporation cannot renew or replace a credit/liquidity facility upon its expiration or remarket the related series of bonds successfully upon their mandatory tender as variable rate bonds, the Commonwealth or the applicable public corporation may have to terminate the interest rate exchange agreements associated with such series of VRDO Bonds. Termination of the applicable interest rate exchange agreement may result, depending on then-current interest rate levels and market conditions, in the payment of a termination amount, which may be substantial, by the Commonwealth to compensate the counterparty for its economic losses. As of December 31, 2010, the mark-to-market value of all the interest rate exchange agreements with respect to VRDO Bonds was negative $127.6 million for the Commonwealth and negative $30.8 million for the public corporations.

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VRDO Bonds subject to mandatory tender upon expiration of the applicable credit/liquidity facilities amount to approximately $474.0 million for fiscal year 2011 and approximately $591.9 million for fiscal year 2012.

Mandatory Tender Bonds. As of December 31, 2010, the Commonwealth and the public corporations also had outstanding bonds bearing interest at a fixed rate but subject to mandatory tender for purchase prior to maturity, payable from the remarketing of the bonds, on certain specified dates (the “Mandatory Tender Bonds”). After the mandatory tender date, the Commonwealth or the applicable public corporation may from time to time change the method of determining the interest on the Mandatory Tender Bonds, which may be a fixed or variable rate. The Commonwealth and the public corporations have not provided any liquidity facility for the payment of the purchase price payable upon the mandatory tender, which purchase price is expected to be obtained from the remarketing of the bonds. If the Commonwealth or the applicable public corporation cannot remarket the Mandatory Tender Bonds, they would have to obtain other funds in order to provide for the purchase price of these bonds.

As of December 31, 2010, the Commonwealth had outstanding approximately $279.2 million of general obligation bonds subject to mandatory tender on July 1, 2012 and $1.95 billion of total bonds subject to mandatory tender by July 1, 2017.

The Commonwealth has entered into forward starting interest rate exchange agreements with respect to approximately $69.2 million of its Mandatory Tender Bonds. COFINA has also entered into forward starting interest rate exchange agreements with respect to approximately $907 million of Mandatory Tender Bonds of Public Finance Corporation. The forward starting interest rate exchange agreements assume that the Commonwealth Mandatory Tender Bonds will be remarketed as variable rate bonds after their mandatory tender date and that COFINA will issue variable rate bonds to refund the Public Finance Corporation Mandatory Tender Bonds on their mandatory tender date. If the Commonwealth and COFINA cannot remarket or issue these bonds as variable rate bonds at that time, they may have to terminate their respective forward starting interest rate exchange agreements, which may result in the payment of a termination amount. As of December 31, 2010, the mark-to-market value of these forward starting swaps to the Commonwealth and COFINA was negative $7.7 million and negative $154.3 million, respectively, which are the amounts the Commonwealth and COFINA would have been required to pay to terminate the swaps on that date.

Commonwealth Guaranteed Debt

As of September 30, 2010, $3.07 billion of Commonwealth guaranteed bonds of the Puerto Rico Public Buildings Authority (“Public Buildings Authority” or “PBA”) were outstanding. Maximum annual debt service on these bonds is $258.8 million in fiscal year 2011, with their final maturity being July 1, 2039. Through February 10, 2011, no payments under the Commonwealth guaranty have been required for these bonds.

As of September 30, 2010, $267 million of Commonwealth guaranteed bonds of GDB were outstanding. Through February 10, 2011, no payments under the Commonwealth guaranty have been required for these bonds.

As of September 30, 2010, GDB held approximately $198.7 million of the Port of the Americas Authority’s outstanding bonds, which are guaranteed by the Commonwealth. The Authority is authorized to issue and GDB is authorized to purchase its bonds guaranteed by the Commonwealth in a maximum aggregate principal amount of $250 million. The proceeds from these bonds are to be used to continue the development of the Port of the Americas. Payments of $38.1 million under the Commonwealth guaranty have been required to pay interest and principal on these bonds.

As of September 30, 2010, the aggregate outstanding principal amount of obligations of the Puerto Rico Aqueduct and Sewer Authority (“PRASA”) guaranteed by the Commonwealth was $985.3 million. This amount consisted of $284.8 million in revenue bonds sold to the public, $316.6 million in bonds issued to the United

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States Department of Agriculture, Rural Development, and $383.9 million of loans by the State Revolving (Clean Water and Safe Drinking Water Act) Funds for the benefit of PRASA. From January 1997 through fiscal year 2005, the Commonwealth made debt service payments under its guaranty. Beginning with the debt service payment due January 1, 2006, the Commonwealth stopped making guarantee payments on these obligations and PRASA resumed making payment on this debt. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed obligations, the Commonwealth would be required once more to make such payments from the General Fund under its guarantee.

The long-term public sector debt was approximately $53.4 billion as of June 30, 2010, and the short-term public sector debt was approximately $3.5 billion as of that date. As of June 30, 2010, outstanding short-term debt, relative to total debt, was 6.1%.

PUBLIC CORPORATIONS

In Puerto Rico, many governmental and quasi-governmental functions are performed by public corporations created by the Legislative Assembly with varying degrees of independence from the central government to perform generally a single function or a limited number of related functions. Most public corporations obtain revenues from rates charged for services or products, but many are subsidized to some extent by the central government. Most public corporations are governed by boards whose members are appointed by the Governor with the advice and consent of the Senate, but some public corporations are attached to departments of the central government. Capital improvements of most of the larger public corporations are financed by revenue bonds issued under trust agreements or bond resolutions, or by notes issued under loan agreements.

Government Development Bank for Puerto Rico

The principal functions of GDB are to act as financial advisor to and fiscal agent for the Commonwealth, its municipalities and public corporations in connection with the issuance of bonds and notes, to make loans and advances to public corporations and municipalities, and to promote the economic development of Puerto Rico. As part of its role as fiscal agent, during fiscal years 2009 and 2010, GDB entered into fiscal oversight agreements with PRASA, PREPA, the Highway and Transportation Authority, and Ports Authority. As part of these agreements, GDB imposed certain conditions on the extension of credit to these entities and continually monitors their finances, among other things.

As of September 30, 2010, GDB had total assets of $14.7 billion and total liabilities of $13.0 billion. GDB’s total capital as of such date was $1.7 billion and its total capital ratio was 11.69%.

As of June 30, 2010, $3.2 billion of bonds and notes of GDB (excluding its subsidiaries) were outstanding, consisting of $267 million in Commonwealth guaranteed bonds and $3 billion of medium term senior notes. Act No. 12 of May 9, 1975, as amended, provides that the payment of principal of and interest on specified notes and other obligations of GDB, not exceeding $550 million, may be guaranteed by the Commonwealth, of which $267 million were outstanding as of September 30, 2010. As of that date, GDB also had $7.1 billion in loans outstanding to the central government of the Commonwealth and its public corporations and municipalities.

Act No. 82 of June 16, 2002 (“Act 82”) amended GDB’s Charter to authorize GDB to transfer annually to the General Fund, beginning with fiscal year 2001, up to 10% of its audited net income or $10,000,000, whichever is greater. GDB is not required by Act 82 to transfer any funds. GDB made payments to the General Fund of $11.6 million for fiscal year 2003 and $18.4 million for fiscal year 2004. As of February 10, 2011, GDB has not made any payment to the General Fund under Act 82 since fiscal year 2004.

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Under Act No. 271 of November 21, 2002, GDB made a required special capital contribution to the Special Communities Perpetual Trust (the “Perpetual Trust”) of $500 million and provided the Perpetual Trust with a $500 million, non-revolving, line of credit. The amounts transferred to the Perpetual Trust were deposited in two investment accounts held by GDB for the benefit of the Perpetual Trust. As of September 30, 2010, the Perpetual Trust had repaid $123.9 million of its line of credit and had an outstanding balance of $376 million and no interest due. The line of credit is payable from legislative appropriations.

As part of its role as lender and promoter of the economic development of Puerto Rico, GDB provides financing to the Commonwealth, its public corporations and municipalities. This financing includes interim loans to finance the capital expenditures of the Commonwealth in anticipation of the issuance of bonds and notes, and loans to cover operational deficits of those government entities. GDB generally does not provide financing to any governmental entity of the Commonwealth unless GDB reasonably believes that the borrower governmental entity will have sufficient resources, including the ability to issue bonds or notes or otherwise borrow funds, to repay such loan. GDB, however, has provided financing in the past and may continue to provide financing to governmental entities that do not have sufficient independent resources to cover operating expense, to the extent permitted by law. A material increase in the amount of loans to the public sector, coupled with continued deterioration of the public sector’s fiscal situation and financial condition may have an adverse effect on GDB’s financial condition and liquidity.

GDB has several subsidiaries that perform various functions. The principal subsidiaries and their functions are listed below:

Puerto Rico Housing Finance Authority. Puerto Rico Housing Finance Authority (“Housing Finance Authority”) (formerly known as Housing Finance Corporation) was created to provide needed rental housing units and stimulate the construction industry under federally subsidized programs. Effective February 8, 2002, Housing Finance Corporation became the Housing Finance Authority and the Housing Bank and Finance Agency was dissolved and its powers transferred to the Housing Finance Authority. Housing Finance Authority provides financing for rental housing units, stimulates the construction industry under federally subsidized programs and provides interim financing for low-income housing projects and single-family homeownership programs. It is also engaged in insuring and servicing mortgages originated by the former Housing Bank and Finance Agency. As of September 30, 2010, Housing Finance Authority’s total outstanding loans to the private sector for development of housing projects targeted to low and moderate income families were $115.7 million. The Authority’s mortgage loans to low and moderate income homeowners represented an additional $92.5 million as of the same date.

Housing Finance Authority has outstanding tax-exempt revenue bonds and notes that were issued to finance the construction of housing units approved for federal rental subsidies and to finance home ownership of single family housing units. Such bonds and notes are generally limited obligations of Housing Finance Authority payable solely from revenues collected from such housing units, with certain exceptions. As of September 30, 2010, the Housing Finance Authority had total notes and bonds outstanding of $982.3 million (including $865.5 million in outstanding bonds, $104.2 million of debt outstanding under GDB lines of credit, and $4.8 million in notes payable), and total unrestricted net assets of $266.2 million.

Puerto Rico Tourism Development Fund. Puerto Rico Tourism Development Fund (“TDF”) promotes Puerto Rico’s hotel and tourism industry by working with private sector financial institutions in structuring financings for new hotel projects. TDF can provide guarantees to interim and permanent financings for new hotel development projects. In certain cases, TDF acts as a direct lender, guarantees mezzanine financings and provides preferred equity capital. As of September 30, 2010, TDF had outstanding direct loans in an aggregate principal amount of $377 million and guarantees in the amount of $339 million.

TDF has made payments under its guarantees and letters of credit in the aggregate amount of approximately $210 million with respect to several projects. Of the total amount disbursed, as of February 10, 2011, TDF has been able to recover approximately $156 million from the borrowers.

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As of June 30, 2010, TDF had net assets of $171 million (including approximately $72.1 in equity investments transferred from the Government Development Bank for Puerto Rico Capital Fund (the “Capital Fund”)), and its allowance for losses on guarantees, loans, other assets and letters of credit was approximately $77.1 million.

Government Development Bank for Puerto Rico Capital Fund. The Capital Fund invests and trades in debt obligations and publicly traded shares of domestic and foreign corporations separate from GDB’s general investment operations. On June 30, 2010, the Capital Fund transferred to the Tourism Development Fund, on behalf of GDB, $72.1 million representing all the investments in the Capital Fund portfolio. As of September 30, 2010, the Capital Fund had assets of $247,000.

Puerto Rico Development Fund. Puerto Rico Development Fund (the “Development Fund”) provides an alternate source of financing to private enterprises in Puerto Rico that have difficulties in obtaining financing from traditional sources. The Development Fund also guarantees obligations of these enterprises and invests in their equity securities. As of September 30, 2010, the Development Fund had $35.3 million in assets of consisting of (i) $7.1 million in loans, (ii) $5.7 million in preferred shares of various private entities, (iii) $15 million in loan guarantees under the “Key to Your Business” program of the Economic Development Bank, and (iv) $22.4 million in an interest bearing account.

Puerto Rico Public Finance Corporation. Puerto Rico Public Finance Corporation (“PFC”) provides agencies and instrumentalities of the Commonwealth with alternate means of meeting their financing requirements. As of February 10, 2011, PFC holds notes payable by the Commonwealth, the Maritime Shipping Authority, the Office for the Improvement of Public Schools, the Department of Health, and PRASA, among others. As of September 30, 2010, it had $1.6 billion aggregate principal amount of bonds outstanding. All such bonds are limited, non-recourse obligations of PFC payable from Commonwealth appropriations made to pay the notes held by PFC.

A description of certain other affiliates of GDB is provided in “Other Public Corporations” below.

Other Public Corporations

Puerto Rico Aqueduct and Sewer Authority. PRASA owns and operates Puerto Rico’s public water supply and wastewater systems.

PRASA reported an operating loss of $58.3 million for fiscal year 2010, compared to operating losses of $63.7 million and $101.2 million for fiscal years 2009 and 2008, respectively. In order to improve its financial condition, PRASA adopted a comprehensive plan to increase its revenues and reduce its expenses.

As of September 30, 2010, PRASA’s total debt was $3.4 billion. This debt includes outstanding bonds in the principal amount of $1.9 billion and interim financing for capital improvements in the principal amount of 1.4 billion. On November 9, 2010, PRASA’s rating was affirmed, but its outlook was revised from stable to negative. This negative outlook reflects PRASA’s continued reliance on GDB and the Commonwealth for financial support, as well as the operational challenges it faces to reduce the significant amount of water lost through its system.

The Commonwealth guarantees the principal and interest payments on the outstanding revenue refunding bonds, 2008 Series A and 2008 Series B, any bonds issued on or before June 30, 2015 to the Rural Utilities Service of the United States Department of Agriculture, and the loans granted on or before June 30, 2015 by the Puerto Rico Water Pollution Control Revolving Fund and the Puerto Rico Safe Drinking Water Revolving Fund to PRASA. In the event that PRASA is unable to make all or any portion of the future debt service payments on these guaranteed debts, the Commonwealth will be responsible for covering such payments.

On April 28, 2006, PRASA entered into a consent decree with the U.S. Environmental Protection Agency (“EPA”) that requires PRASA to implement systemwide remedial measures at all of the wastewater treatment

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plants operated by PRASA. The EPA consent decree establishes deadlines for the compliance with the conditions set forth therein and stipulates penalties for violation of any of those deadlines.

On December 15, 2006, a settlement agreement was signed between PRASA and the Department of Health of the Commonwealth (“DOH”) relating to violations of the Safe Drinking Water Act. The settlement agreement was preliminarily approved by the supervising court on March 15, 2007, and was amended and finally approved by that court on June 20, 2008. PRASA agreed to implement a work plan to remediate the violations, establish preventive and mitigation measures, and execute a preventive maintenance program for the purpose of meeting the requirements of the Safe Drinking Water Act.

PRASA has established a 15-year capital improvement program with a total investment of $2.2 billion in order to comply with the agreements signed with the EPA and DOH agencies. PRASA has committed an investment of $1.2 billion to comply with the EPA consent decree and $1.0 billion to comply with the DOH settlement agreement.

PRASA has already invested $941 million in capital investment projects covering the first 5-year term of the above mentioned agreements.

During fiscal year 2011, PRASA has received $85 million in Commonwealth appropriations and $20 million in other Commonwealth available funds. According to the provisions of PRASA’s trust agreement, these moneys are taken into account for purposes of determining its revenues and its compliance with certain covenants therein.

Children’s Trust. Children’s Trust is a not-for-profit corporate entity created in 1999 as a public instrumentality of the Commonwealth. The Commonwealth has transferred to Children’s Trust all of its rights, title and interest under the tobacco litigation Master Settlement Agreement, including the Commonwealth’s right to receive initial, annual and strategic contribution payments to be made by the participating cigarette manufacturers under the Master Settlement Agreement.

Children’s Trust issued $1.2 billion Tobacco Settlement Asset-Backed Bonds in October 2002. The bond proceeds were used, among other things, to pay the cost of certain capital expenses of the Commonwealth and certain capital and working capital expenses of PRASA. On June 30, 2005, Children’s Trust issued $108.2 million subordinate Tobacco Settlement Asset-Backed Bonds to pay working capital expenses of the Commonwealth. On May 1, 2008, Children’s Trust issued an additional $195.9 million of subordinate Tobacco Settlement Asset-Backed Bonds. As of September 30, 2010, Children’s Trust had outstanding bonds in the principal amount of $1.3 billion. These bonds and any, other additional senior bonds issued by Children’s Trust are payable solely from, and secured by a statutory pledge of, the payments made and to be made by the participating cigarette manufacturers under the Master Settlement Agreement. Through February 10, 2011, all principal and interest payments required to be made by Children’s Trust on its outstanding bonds have been made on a timely basis from contribution payments made by the participating cigarette manufacturers under the Master Settlement Agreement.

Puerto Rico Convention Center District Authority. PRDCA was created to own, develop, finance, plan, design, build, operate, maintain, administrate and promote the Dr. Pedro Roselló González Convention Center, a new convention center, and designated private parcels located within the Convention Center District in San Juan. The convention center opened in November 2005. PRDCA also owns a multipurpose coliseum in San Juan, known as the José Miguel Agrelot Coliseum. As of September 30, 2010, PRDCA’s debt was $598.2 million, consisting of $447.1 million in outstanding bonds issued to finance the convention center that are payable from a portion of a hotel room tax and a $151.0 million line of credit with GDB used to finance the construction of the Coliseum that is payable from the Commonwealth’s General Fund.

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Puerto Rico Electric Power Authority. PREPA owns and operates Puerto Rico’s electric power system.

PREPA reported net operating income of $377.7 million (unaudited), $362.6 million, $181.1 million and $370.9 million during fiscal years 2010, 2009, 2008 and 2007, respectively. The total debt of PREPA was $7.6 billion as of September 30, 2010. This debt includes outstanding bonds of $7.4 billion and interim financing for operations of $147.5 million.

In October 2010, PREPA issued its Power Revenue Refunding Bonds, Series DDD in the amount of $218,225,000 to refund a portion of its outstanding Power Revenue and Power Revenue Refunding Bonds for present value savings. PREPA has used and plans to continue to use the proceeds of these bonds to repay outstanding lines of credit used to fund capital improvements and finance working capital needs as well as to refund a portion of its outstanding bonds and provide for the termination of certain synthetic fixed swaps associated with the refunded bonds.

In December 2010, PREPA issued its Power Revenue Bonds, Series EEE (Issuer Subsidy Build America Bonds) in an aggregate principal amount of $355,730,000. The proceeds of these bonds are to be utilized to fund its capital improvement program, including the construction of a new natural gas pipeline.

As a means of reducing its dependency on oil, PREPA has entered into long-term power purchase agreements with private operators of two co-generation plants that use fuels other than oil. As of February 10, 2011, these two co-generation plants provide approximately 31% of PREPA’s energy needs. PREPA has also commenced developing plans for the conversion of its main oil-fired units into natural gas and clean-coal fired units.

Health Insurance Administration. The Health Insurance Administration was created in 1993 to negotiate and contract for the provision of comprehensive health insurance coverage for qualifying (generally low income) Puerto Rico residents. Under this system, the government selects, through a bidding system, one private health insurance company in each of eight designated regions of the island and pays such insurance company the insurance premium for each eligible beneficiary within such region. The health insurance system covers the entire island, and approximately 1.5 million persons were covered by the system during fiscal year 2010.

The Commonwealth has entered into various contracts with several Medicare Advantage organizations for the provision of health coverage to approximately 200,000 eligible beneficiaries. Pursuant to these agreements, the Commonwealth pays each Medicare Advantage organization a premium difference to cover services not included in their contracts with the Center for Medicaid and Medicare Services.

The total cost of the health insurance program for fiscal year 2010 was $1.962 billion, compared to $1.861 billion for fiscal year 2009 and $1.735 billion for fiscal year 2008. For fiscal year 2010, the General Fund covered $1.2 billion of the total cost of the health insurance program. The remaining $762 million is to be paid from federal, municipal, internal and other sources.

On October 1, 2010, the administration implemented “Mi Salud,” which is the health program that replaced the government’s Health Reform program. The principal differences between “Mi Salud” and the Health Reform program are the use of a preferred-provider network organization rather than independent practice associations, an increase of benefits and services and an expansion of eligible participants. During the implementation of the program’s second phase, eligibility requirements are also expected to be expanded to include small to medium businesses. The estimated cost for “Mi Salud” during fiscal year 2011 is $1.930 billion. The General Fund is expected to cover $1.122 billion, while the remaining $808 million is to be paid from federal, municipal and other sources. This projection, however, does not take into account increases in the enrollment of new beneficiaries, which could affect this estimate.

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As of February 10, 2011, the Governor had recently signed into law a bill that authorizes the Health Insurance Administration to borrow approximately $187 million from GDB in order to pay amounts owed to its suppliers, including premiums owed to certain insurance companies for services rendered under the Health Reform program.

Puerto Rico Highways and Transportation Authority. Puerto Rico Highways and Transportation Authority (“PRHTA”) is responsible for highway construction in Puerto Rico. Such construction is financed by debt (interim notes and revenue bonds), revenues of PRHTA, and federal and Commonwealth grants.

PRHTA reported a net operating loss of $492.0 million for fiscal year 2009, compared to net operating losses of $448.7 million and $386.0 million for fiscal years 2008 and 2007, respectively.

Debt service on PRHTA’s revenue bonds constitutes a first lien on its gross revenues, which, as of February 10, 2011, consist of all the proceeds of the tax on gasoline, one-half of the proceeds of the tax on gas oil and diesel oil, all the proceeds of the excise taxes on crude oil, unfinished oil and derivative products, up to $120 million per fiscal year, highway toll revenues and the gross receipts of $15.00 per vehicle per year from certain motor vehicle license fees. Such revenues (except for toll revenues) may be applied first to the payment of debt service on general obligation bonds and notes of the Commonwealth and to payments required to be made by the Commonwealth under its guarantees of bonds and notes, to the extent that no other revenues are available for such purpose. As of February 10, 2011, the Commonwealth had never applied such revenues for such payment.

As of September 30, 2010, PRHTA’s total debt was $7.2 billion, including $6.1 billion in outstanding bonds and interim, subordinated financings with GDB in the aggregate principal amount of $1.032 billion.

PRHTA has a mass transit system, known as Tren Urbano, serving a portion of metropolitan San Juan. It was constructed under several design/build contracts and is being privately operated under a five-year contract with an additional five-year option at PRHTA’s election. The cost of the project was $2.25 billion, which cost was financed by federal Transit Administration grants, other federal funding sources and PRHTA’s own resources, including revenue bonds. Tren Urbano commenced operations in June 2005 and as of February 10, 2011 has ridership of about 35,000 persons per day. The operation of the Tren Urbano generated a loss of $64.5 million, $62.5 million and $60.2 million in fiscal years 2009, 2008, and 2007, respectively.

PRHTA is a party to a concession agreement under which a private company designed, constructed and is operating a toll bridge spanning the San José Lagoon. The toll bridge was financed with special facility revenue bonds of PRHTA, payable by the private operator of the bridge principally from toll revenues. The concession is for a term of 35 years, subject to earlier termination or extension. The bridge opened for traffic in February 1994. In certain circumstances described in the concession agreement, including where toll revenues are insufficient to generate certain rates of return to the private operator, the private operator may require PRHTA, among other things, to assume the operator’s obligations with respect to the special facility revenue bonds. Some of those circumstances, including lower than projected toll revenues, exist as of February 10, 2011, but as of that date PRHTA did not anticipate that the operator would exercise its remedy against PRHTA.

During the second quarter of fiscal year 2011, PRHTA and PPP Authority commenced a procurement process intended to lead to the establishment of a concession agreement for the operation of two toll roads. Future procurement processes are expected to lead to the establishment of concession agreements for the principal toll roads in Puerto Rico.

Puerto Rico Industrial Development Company. Puerto Rico Industrial Development Company (“PRIDCO”) participates in the Commonwealth-sponsored economic development program by providing physical facilities, general assistance, and special incentive grants to manufacturers. PRIDCO reported consolidated net operating losses of $10.3 million for fiscal year 2010, compared to consolidated net operating losses of $6.0 million for fiscal year 2009 and consolidated net income of $6.1 million for fiscal year 2008. The total debt of PRIDCO was

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$412.6 million as of September 30, 2010. This debt includes outstanding bonds of $241.2 million and financings for operations of $171.4 million (including loans from its subsidiary Puerto Rico Industrial Investment Corporation).

During fiscal years 2006 and 2007 PRIDCO entered into a company reorganization plan establishing an early retirement plan and a voluntary separation plan with the objective of reducing workforce and to achieve expense reductions. This plan was financed by a line of credit from GDB, which had an outstanding balance of $45.7 million as of September 30, 2010.

Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority (“AFICA”). AFICA was created to finance (through the issuance of its revenue bonds) industrial, tourist, educational, medical, and environmental control facilities in Puerto Rico for the use of private companies, non-profit entities, or government agencies. The bonds are payable solely from payments to be made to AFICA by such private companies, non-profit entities, or government agencies, and do not constitute a debt of the Commonwealth or any of its other public corporations or municipalities. As of September 30, 2010, approximately $1.4 billion of AFICA’s bonds were outstanding. In addition, as of September 30, 2010, AFICA has a $67 million line of credit with GDB with a principal outstanding balance of $59.2 million used for the acquisition of assets from PREPA.

Puerto Rico Infrastructure Financing Authority (“PRIFA”). PRIFA was created to provide financial, administrative, consulting, technical, advisory, and other types of assistance to other public corporations, governmental instrumentalities, political subdivisions and municipalities (collectively, “Benefited Entities”) authorized to develop infrastructure facilities and to establish alternate means for financing those facilities. PRIFA is authorized to issue bonds and provide loans, grants and other financial assistance for the construction, acquisition, repair, maintenance and reconstruction of infrastructure projects by Benefited Entities.

As of September 30, 2010, PRIFA’s total debt was $1.84 billion. This debt includes bonds outstanding of $1.84 billion and interim financing for capital improvements of $3.4 million.

PRIFA oversees the Puerto Rico Infrastructure Fund, which is being funded annually thru fiscal year 2052 with the first $117 million of proceeds of federal excise taxes imposed on rum and other articles produced in Puerto Rico and sold in the United States that are transferred to Puerto Rico pursuant to the United States Internal Revenue Code of 1986, as amended. As of February 10, 2011, rum is the only article produced in Puerto Rico subject to federal excise taxes, the proceeds of which are required to be returned to the Treasury Department. PRIFA is using these funds to pay debt service of bonds issued to finance various infrastructure projects.

PRIFA also has custody and control of the Infrastructure Development Fund and its Corpus Account, a perpetual account established under Act No. 92 of June 24, 1998 that was funded with $1.2 billion of the proceeds of the sale of Puerto Rico Telephone Company. The interest earned on the securities held in the Corpus Account were being used by PRIFA to pay debt service on its $1.1 billion Series 2000 A and B Bonds. Act No. 3, approved by the Legislative Assembly of the Commonwealth on January 14, 2009 (“Act 3”), authorized the sale of the securities held in the Corpus Account. PRIFA sold the securities in January 2009 and used the proceeds to: (i) make a deposit into an escrow account in an amount sufficient to retire the Series 2000 A and B Bonds on October 1, 2010, (ii) make a deposit to the General Fund which was applied to cover a portion of the Commonwealth’s budget deficit, (iii) make a transfer to GDB as a capital contribution, and (iv) make a deposit to the Corpus Account to be invested in a long-term investment agreement with GDB.

Pursuant to Act No. 8 of March 9, 2009, PRIFA is responsible for implementing in the Commonwealth the applicable provisions of ARRA. One of its main responsibilities regarding ARRA is to maximize the flow of funds from the Federal Government for the appropriate investment in qualified projects and activities. PRIFA also has responsibility for the receipt, administration and disbursement of such funds and monitoring those governmental agencies and entities that receive ARRA funds.

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Puerto Rico Municipal Finance Agency. Puerto Rico Municipal Finance Agency (“MFA”) is authorized to issue bonds to purchase general obligation bonds and notes of Puerto Rico municipalities and to fund a debt service reserve. Debt service on MFA’s bonds is payable from debt service payments on municipal bonds and notes held by MFA and from the debt service reserve, including investment income thereon. The Commonwealth has agreed to pay such amounts to the debt service reserve as may be necessary to maintain it at its required level, subject to appropriation by the Legislative Assembly, which appropriation is authorized but not legally required to be made. Through February 10, 2011, no such payments have been required. As of September 30, 2010, MFA had $1.1 billion of bonds outstanding.

Port of the Americas Authority. Port of the Americas Authority (“PAA”) is responsible for the development and operation of the Port of the Americas (the “Port”), a deep draft port on the south coast of Puerto Rico.

PAA is authorized to issue bonds guaranteed by the Commonwealth in a maximum aggregate principal amount of $250 million. The proceeds from these bonds are to be used to continue the development of the Port. GDB is authorized by law to purchase bonds of PAA in an aggregate principal amount not to exceed $250 million. As of September 30, 2010, GDB held approximately $198.7 million of PAA’s outstanding bonds, which are guaranteed by the Commonwealth.

The first phase of the Port was completed in fiscal year 2004. This initial phase included the improvement of piers 4, 5, and 6 of the Port and the acquisition of heavy equipment at a cost of $40 million. The second phase of the Port was completed in February 2009. This phase, which was designed to provide capacity to handle up to 250,000 Twenty-Foot Equivalent Units (“TEU”) per year, included (i) dredging the entrance channel and adjacent areas of the Port to a depth of 50 feet, (ii) reconstructing the container terminals, (iii) commencing certain required environmental risk mitigation procedures, and (iv) preparing final construction schematics.

A third phase, which provides for the expansion of the Port’s capacity, was initiated in May 2007. This phase includes (i) infrastructure improvements related to access roads, (ii) the development of utility infrastructure, namely, a new storm canal and the relocation of electricity lines and the water and sanitation system, (iii) additional dredging at certain pier locations, and (iv) the expansion of the container terminal. The first expansion under this phase is expected to provide sufficient capacity to process 500,000 TEU annually and is expected to be finished in the second half of 2011.

Puerto Rico Ports Authority. Ports Authority owns and operates the major airport and seaport facilities in Puerto Rico. Ports Authority derives revenues from a variety of sources, including charges on airplane fuel sales, air terminal space rentals, landing fees, wharfage, dockage and harbor fees, and rentals for the lease of property and seaport equipment. Ports Authority reported operating losses of $38.7 million and $47.6 million during fiscal years 2010 and 2009, respectively. The total debt of PRPA was $742.3 million as of September 30, 2010. This debt includes outstanding bonds of $46.3 million, credit facilities for capital improvements with GDB and private financial institutions of $309.3 million and a loan for operational purposes with private financial institutions of $386.7 million. The loan for operational purposes and a portion of the credit facilities for capital improvements are guaranteed by GDB.

As of September 30, 2010, the outstanding balance of the credit facilities for capital improvements with private financial institutions was $153.2 million, which was due on June 30, 2010. Of this amount, $71.8 million, plus interest, is guaranteed by GDB.

Puerto Rico Public Buildings Authority. PBA is authorized to construct, purchase or lease office, school, health, correctional and other facilities for lease to departments, public corporations, and instrumentalities of the Commonwealth. Bonds that have been issued by PBA to finance such facilities (through retirement of interim notes or otherwise) are payable from lease payments, which are largely derived from legislative appropriations and are secured by the Commonwealth’s guaranty. PBA is authorized by law to have outstanding at any one time up to $4.325 billion of bonds guaranteed by the Commonwealth. As of September 30, 2010, $3.070 billion of

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such bonds of PBA were outstanding (not including accretion of interest from the respective issuance dates on capital appreciation bonds). As of September 30, 2010, PBA’s line of credit with GDB had an outstanding balance of $193.7 million.

Public-Private Partnerships Authority. PPP Authority is an independent governmental instrumentality of the Commonwealth created by Act No. 29 of June 8, 2009. The Authority is tasked with implementing the Commonwealth’s public policy regarding public-private partnerships to further the development and maintenance of infrastructure facilities, improve the services rendered by the Government and foster the creation of jobs. As of April 2010, the Authority had engaged various financial advisors to assist it in the evaluation of various projects in the energy, transportation, water and public school infrastructure sectors. During the fourth quarter of fiscal year 2010, the Authority published desirability studies for four public-private partnership priority projects and commenced procurement for such projects. The Authority has short-listed proponents for the toll roads and school infrastructure projects. Moreover, the Authority has made substantial progress in the preparation of a public-private partnership procurement for the Luis Muñoz Marin International Airport. As of September 30, 2010, the Authority has a $20 million revolving line of credit with GDB with an outstanding balance of $3.3 million.

Puerto Rico Sales Tax Financing Corporation. COFINA is an independent governmental instrumentality of the Commonwealth created by Act 91. COFINA was originally created for the purpose of financing the payment, retirement, or defeasance of certain appropriation-backed debt outstanding as of June 30, 2006, payable to GDB and PFC.

In 2009, the Legislative Assembly of Puerto Rico expanded the purposes for which COFINA was created and, correspondingly, increased its revenues by increasing from 1% to 2.75% (one-half of the tax rate of 5.5%) the portion that is transferred to COFINA of the sales and use tax imposed by the central government. As a result, COFINA was authorized to issue bonds for the following additional purposes: (i) to pay, in whole or in part, the debt of the Secretary of the Treasury with GDB in the amount of $1 billion, the proceeds of which were used to cover the budgetary deficit for fiscal year 2009, (ii) to pay, in whole or in part, certain financing granted to the Secretary of the Treasury by GDB payable from future Commonwealth general obligation bonds, and any debt of the Commonwealth outstanding as of December 31, 2008 that did not have a source of repayment or was payable from budgetary appropriations, (iii) to pay, in whole or in part, the accounts payable to suppliers of the Commonwealth, (iv) to pay or finance operational expenses of the Commonwealth for fiscal years 2009, 2010, and 2011, (v) to pay or finance operational expenses of the Commonwealth for fiscal year 2012, which would have to be included in the annual budget of the Government of Puerto Rico, (vi) to fund the Puerto Rico Economic Stimulus Fund, (vii) to fund the Commonwealth Emergency Fund in order to cover expenses resulting from catastrophic events such as hurricanes or floods, and (viii) to generate moneys to fund the Economic Cooperation and Public Employees Alternatives Fund. As of June 30, 2010, COFINA had approximately $13.4 billion outstanding of its Sales Tax Revenue Bonds (excluding all accretion on capital appreciation bonds).

Special Communities Perpetual Trust. Perpetual Trust is a public corporation created by law to be an irrevocable and permanent trust. Perpetual Trust’s principal purpose is to fund development projects that address the infrastructure and housing needs of underprivileged communities. GDB has made a special capital contribution to Perpetual Trust of $500 million and provided the Trust with a $500 million, non-revolving, line of credit. The amounts transferred by GDB were deposited in two investment accounts held by GDB for the benefit of Perpetual Trust, which generated interest ascending to $90.6 million as of June 30, 2010. These additional funds were distributed among 56 new identified special communities for the construction of new infrastructure projects in these communities, and a portion was assigned to complete construction projects in the original 686 special communities. Perpetual Trust has disbursed the total amount of $910.3 million as of June 30, 2010. As of September 30, 2010, Perpetual Trust’s line of credit with GDB had an outstanding balance of $376.1 million. The line of credit is payable from legislative appropriations.

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University of Puerto Rico. University of Puerto Rico (the “University”), with approximately 65,669 students in academic year 2009-2010, is the largest institution of higher education on the island. Government appropriations are the principal source of University revenues, but additional revenues are derived from tuition, student fees, auxiliary enterprises, interest income, federal grants, and other sources. University capital improvements have been financed mainly by revenue bonds. As of September 30, 2010, the University’s total debt was $554.3 million, consisting of outstanding revenue bonds (excluding $19.6 million owed by the University’s Medical Services).

In 2000, AFICA issued its $86,735,000 Educational Facilities Revenue Bonds, 2000 Series A (University Plaza Project) for the purpose of financing the construction of additional student housing and parking and office space for the University. The project was built, is being operated by Desarrollos Universitarios, Inc., a Puerto Rico not-for-profit corporation, and is leased to the University for a term equal to the term of the bonds, with University lease payments being sufficient to pay debt service on the bonds as they become due. These bonds are not included in the University’s total debt or outstanding revenue bonds set forth in the prior paragraph.

In June 2007, the Board of Trustees of the University approved Certification No. 60 establishing a new policy and methodology for tuition fees structure. This new structure covers the tuition fees to be charged to new students until academic year 2012-2013. This policy was adopted to pursue continued development and financial stability of the University.

In June 2010, the Board of Trustees of the University approved Certification No. 146 establishing a $400 stabilization fee to be charged each semester to all students in addition to tuition charges and other fees already in place at the University. This stabilization fee was imposed to address the University’s fiscal difficulties and is expected to increase annual revenues by approximately $40 million.

As a result of a student-led strike that lasted approximately two months, on June 26, 2010, the Middle States Commission on Higher Education (“MSCHE”), the entity that accredits the University’s campuses, placed 10 of its 11 campuses on probation due to deficiencies in connection with two of 14 applicable standards and requested information with respect to a third standard. MSCHE also requested a report outlining the University’s plan in order to achieve and maintain compliance with those standards. Probationary periods are designed to last up to 24 months and the affected University campuses will maintain their MSCHE accreditation while on probation.

Other public corporations. Public corporations not described above have outstanding debt in the aggregate amount of $1.469 billion as of September 30, 2010. Debt service on $701 million of such outstanding debt is being paid from legislative appropriations. The Commonwealth is not, however, obligated to make any such appropriations. Additional legislative appropriations are made to enable certain of such corporations to pay their operating expenses.

REVENUES AND EXPENSES

Revenues

The General Fund is the primary operating fund of the Commonwealth. General Fund revenues are broadly based and include revenues raised internally as well as those from non-Puerto Rico sources. Internal revenues consist principally of income, excise and sales and use taxes. Revenues from non-Puerto Rico sources are derived from federal excise taxes and customs duties returned to the Commonwealth. The primary expenditures of the Commonwealth through the General Fund are for grants and subsidies, and personal and other services.

Preliminary General Fund Revenues for Fiscal Year 2010 Compared to Fiscal Year 2009

Preliminary General Fund total revenues for fiscal year 2010 were $7.691 billion, representing a decrease of $19.5 million from fiscal year 2009 revenues and an increase of $21 million from budgeted revenues for fiscal

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year 2010. The principal changes in sources of revenues from fiscal year 2009 include a decrease in the sales and use tax received by the General Fund of $258.3 million due to the increased allocation of this tax to COFINA. This decrease in the amount of sales and use taxes allocated to the General Fund was fully offset, however, by increases in property taxes and excise taxes on cigarettes and alcoholic beverages of approximately $226.5 million and $60.5 million, respectively, as a result of the temporary and permanent revenue raising measures implemented as part of the Commonwealth’s fiscal stabilization plan under Act 7. Preliminary revenues from income taxes for fiscal year 2010 were approximately the same as in fiscal year 2009, reflecting the continuing impact of the ongoing economic recession.

Preliminary total General Fund expenses (on a cash basis) for fiscal year 2010 amounted to $9.380 billion, which were composed of $8.976 billion of operational expenses and $403.6 million transferred to the redemption fund. The difference between preliminary revenues and expenses for fiscal year 2010 of $1.3 billion was covered principally by proceeds from a COFINA bond issue.

General Fund Revenues for Fiscal Year 2009 Compared to Fiscal Year 2008

General Fund total revenues for fiscal year 2009 were $7.710 billion, representing a decrease of $648.8 million, or 7.8%, from fiscal year 2008 revenues. The major changes from fiscal year 2008 were: (i) decreases in income taxes from individuals of $111 million and in corporate income taxes of $189.9 million, (ii) a decrease of $58.9 million in excise taxes, (iii) a decrease of $182.3 million in miscellaneous non-tax revenues, and (iv) a decrease of $113.8 million in the sales and use tax revenues due primarily to a one-time change in the manner sales and use tax collections are reported by the Treasury Department. The decreases in revenues in these categories for fiscal year 2009 as compared to fiscal year 2008 reflect the acceleration of the economic recession during that fiscal year.

Total General Fund expenses (on a cash basis) for fiscal year 2009 amounted to $10.230 billion, which were composed of $9.623 billion of operational expenses and $607 million transferred to the redemption fund. The difference between revenues and expenses for fiscal year 2009 of $2.5 billion was covered principally by proceeds from COFINA bond issues.

Major Sources of General Fund Revenues

Income Taxes

The historical revenue data presented is based on collections realized or accrued under the provisions of the Internal Revenue Code of 1994, as amended (the “PR Code”), which applied to taxable years beginning after June 30, 1995 and ending before January 1, 2011. The PR Code was replaced by the Internal Revenue Code for a New Puerto Rico, Act No. 1 of January 31, 2011, which will apply for taxable years commencing after December 31, 2010 (“Act No. 1”). Many of the provisions of Act No. 1 are identical to the equivalent provisions of the PR Code. Thus unless otherwise noted, the discussion below refers to the provisions of both the PR Code and Act No. 1.

The PR Code imposed a tax on the income of individual residents of Puerto Rico, trusts, estates, and domestic and foreign (if engaged in a trade or business in Puerto Rico) corporations and partnerships at graduated rates. A flat tax was imposed on certain payments made to non-residents of Puerto Rico, which was collected through an income tax withholding.

Individuals. Resident individuals are subject to tax on their taxable income from all sources. The PR Code had four tax brackets for individuals with tax rates of 7%, 14%, 25%, and 33%. The highest income tax bracket applicable to individuals under the PR Code was $50,000. Under Act No. 1, the highest income tax bracket gradually increases every year for the next six years from $60,000 to $121,500. For taxable years starting before January 1, 2016, the income tax rates applicable to individuals remain unaltered under Act No. 1. After

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January 1, 2016, the top individual rate is lowered to 30%. Certain requirements that must be satisfied in order for tax benefits under Act No. 1 to enter into effect for taxable years starting after December 31, 2013 are noted below. Dividend income from Puerto Rico corporations and certain qualifying foreign corporations is taxed at an income tax rate of 10%.

Gains realized from the sale or exchange of a capital asset by resident individuals, if held for more than six months, is taxed at an income tax rate of 10%.

Interest income in excess of $2,000 on deposit with Puerto Rico financial institutions is taxed at an income tax rate of 10%; the first $2,000 of interest income from such institutions is exempt from taxation. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts, estates, corporations and partnerships qualifies for an income tax rate of 10%.

Corporations and Partnerships. Puerto Rico corporations and partnerships are subject to tax on income from all sources; foreign corporations and partnerships that are engaged in a trade or business in Puerto Rico are subject to tax on their income from Puerto Rico sources and on income from sources outside Puerto Rico that is effectively connected with the conduct of their trade or business in Puerto Rico. Unless a corporation or partnership qualifies for partial exemption from corporate income and other taxes under the tax incentives programs, it is subject to tax at graduated rates.

In general, the PR Code provided for six income tax brackets for corporations and partnerships, with the highest rate (39%) applicable to net taxable income in excess of $300,000. Gains realized from the sale or exchange of a capital asset, if held for more than six months, were taxed at a maximum regular income tax rate of 15%. Under Act No. 1, for taxable years commencing after December 31, 2010, the highest corporate income tax rate is lowered to 30% for net taxable income in excess of $1,750,000 (it will be reduced to 25% for taxable years starting after December 31, 2013 subject to the satisfaction of certain conditions) and the alternative minimum tax is also reduced from a rate of 22% to the greater of (i) the amount produced by applying a minimum rate of 20% to the alternative minimum net income or, (ii) subject to certain exceptions, the amount produced by applying a 1% excise tax on the purchase from related parties of tangible personal property to be used in a Puerto Rico trade or business applicable to persons with gross sales of $50 million or more during any of three preceding taxable years. Dividends received by Puerto Rico corporations and partnerships from foreign corporations and partnerships engaged in trade or business in Puerto Rico are subject to general income tax rates. A dividends received credit may be available when the corporation or partnership making the distribution is organized in Puerto Rico. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to corporations and partnerships qualifies for a special tax rate of 10%.

In general, corporations and partnerships operating under a new grant of tax exemption issued under the Economic Incentives Act are subject to a maximum income tax rate of 4% during their basic exemption period. Corporations and partnerships covered by the Tourism Development Act are subject to a maximum tax rate of 39% on their taxable income after applying the 90% exemption granted under the Tourism Development Act, which results in a maximum effective tax rate of 3.9% on their net tourism development income. Under Act No. 1, the net income of corporations and partnerships covered under the Tourism Development Act is subject generally to a maximum effective tax rate of 3%.

The PR Code generally imposes a branch profits tax on resident foreign corporations whose gross income qualifies as income effectively connected with a Puerto Rico trade or business. The branch profits tax is 10% of an annual dividend equivalent amount, and it applies without regard to the Puerto Rico source of income rules.

Interest from Puerto Rico sources paid to non-resident non-affiliated corporate recipients is not subject to any income or withholding tax. Interest paid to certain related non-resident recipients is subject to a withholding

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tax of 29%. Dividends paid to non-resident corporate recipients are subject to a withholding tax of 10%. Dividends distributed by corporations operating under new grants of tax exemption issued under the Economic Incentives Act and the Green Energy Incentives Act are not subject to Puerto Rico income tax. However, royalty payments made by corporations covered under the Economic Incentives Act to non-resident recipients are subject to an income tax withholding of 2% or 12%, depending on certain elections made by the grantee, and in the case of corporations covered by the Green Energy Incentives Act, royalty payments to non-residents are subject to an income tax withholding of 12%.

Subject to certain exceptions, payments in excess of $1,500 during a calendar year made by the Commonwealth and persons engaged in a trade or business in Puerto Rico in consideration of the receipt of services rendered in Puerto Rico are subject to a 7% income tax withholding.

Act 7—Special Tax Measures Implemented as part of the New Administration’s Fiscal Stabilization Plan. Act 7 was enacted as part of the new administration’s Fiscal Plan, and sought, among other things, to increase the tax revenues of the Puerto Rico government by imposing certain permanent and temporary tax increases.

With respect to income taxes, Act 7 included the following temporary measures that are applicable for taxable years commenced after December 31, 2008 and before January 1, 2012:

(i)	taxable corporations and individuals whose adjusted gross income equals or exceeds $100,000 (for single individuals) or $150,000 (in the case of married persons filing jointly) are subject to a surtax of 5% on their total tax liability (for taxable years commencing after December 31, 2010, Act No. 1 eliminates this surtax);

(ii)	international banking entities that do not operate as bank units are subject to a 5% income tax on their entire net income computed in accordance with the PR Code (international banking entities operating as bank units are subject to this 5% tax on their net income that does not constitute excess net income);

(iii)	credit unions, their subsidiaries, and affiliates are subject to a 5% tax on the amount of net taxable income in excess of $250,000 (these entities were totally exempt before the enactment of Act 7); however, if the Government of Puerto Rico collects $690 million prior to January 1, 2012, the 5% tax will not be applicable for the remaining period;

(iv)	the Cooperative Bank, its subsidiaries, and affiliates are subject to a 5% tax on the amount of net taxable income in excess of $250,000 (these entities were totally exempt before the enactment of Act 7);

(v)	insurance cooperatives are subject to a 5% tax on the amount of net taxable income in excess of $250,000 (these entities were totally exempt before the enactment of Act 7); and

(vi)	international insurers and holding companies of international insurers are subject to a 5% tax on their net income (these entities were totally exempt before the enactment of Act 7).

Act 7 also provided as a permanent measure a change in the method of computing the net income subject to alternative minimum tax (“Puerto Rico AMT”) in the case of individuals by including in the computation various categories of exempt income and income subject to preferential tax rates under the PR Code, such as: (a) long-term capital gains, which enjoy a preferential tax rate of 10% under the PR Code; (b) dividends that are taxable at the rate of 10% under the PR Code; (c) interest on bank deposits and individual retirement accounts subject to the special 10% and 17% preferential income tax rates, respectively; and (d) interest from notes or bonds eligible for the special 10% tax rate provided by the PR Code.

Another change introduced by Act 7, for taxable years commenced after December 31, 2008 and before January 1, 2012 is an adjustment to the calculation of the net income subject to the Puerto Rico AMT in the case of entities taxed as corporations that denies a deduction for expenses paid or accrued for services rendered outside of Puerto Rico by a related party. Lastly, different income tax credits awarded to investors under certain

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special laws for activities such as revitalization of urban centers (only in part), venture capital, solid waste, housing infrastructure, and rehabilitation of social-interest housing (only projects without qualification certifications as of March 9, 2009), among others, may not be claimed or granted for taxable years commenced after December 31, 2008 and before January 1, 2012. Tax credits associated with manufacturing, tourism, and cinematographic projects, however, are not affected by Act 7.

Tax Reform

In February 2010, the Governor named a committee to review the Commonwealth’s income tax system and propose a tax reform directed at reducing personal and corporate income tax rates. The committee presented its findings to the Governor and on October 25, 2010, the Governor announced that he was submitting to the Legislative Assembly various bills in order to implement the tax reform. The tax reform consists of two phases focused on providing tax relief to individuals and corporations, promoting economic development and job creation, simplifying the tax system and reducing tax evasion. The tax reform is projected to provide taxpayers aggregate annual savings of $1.2 billion for each of the next six fiscal years, commencing in taxable year 2011.

The first phase, enacted as Act No. 171 of November 15, 2010, applies to the 2010 tax return and provides a tax credit to each individual and corporate taxpayer. The tax credit applicable to individuals and determined by reference to the tax liability ranges from 7% for those taxpayers in higher brackets to 15% for taxpayers in the lowest bracket. Corporate taxpayers will also be entitled to a 7% tax credit determined by reference to the tax liability; provided, that such taxpayer paid the statutorily required Christmas bonus for 2010. Also, the corporate net operating loss carryforward is extended from 7 years to 10 years. This first phase is expected to provide individual and corporate taxpayers with aggregate savings of $309 million for taxable year 2010.

The second phase, enacted as Act No. 1, (i) promotes employment by doubling the earning income credit and increasing the maximum applicable income to qualify for such credit; (ii) provides a $400 tax credit to individuals over 65 years of age with an income below $15,000; (iii) significantly reduces individual income tax rates and only allows the following five deductions (a) mortgage interest up to 30% of adjusted gross income, (b) charitable contributions up to 50% of adjusted gross income, (c) medical expenses in excess of 6% of adjusted gross income, (d) interest on student loans, and (e) contributions to retirement plans and accounts, including individual retirement accounts, health savings accounts and education savings accounts; and (iv) significantly reduces corporate income tax rates.

The reduction in income tax revenues resulting from the implementation of the tax reform is expected to be offset by the additional revenues produced by (i) an expanded income tax source rule and a new excise tax imposed on entities that purchase products manufactured in Puerto Rico by their affiliates under the provisions of Act 154, discussed below, (ii) enhanced enforcement efforts, including the statutorily required reporting of certain client information by financial institutions to the Treasury Department, and (iii) increased economic activity produced by the tax relief measures. The combined effect of the tax reform measures and the revenue and enforcement measures is expected to be revenue positive. Act No. 1 conditions the implementation of the tax reductions applicable to individuals and corporations after fiscal year 2014 on the Commonwealth’s ability to continue its path towards fiscal stability. Specifically, the tax relief provisions for individuals and corporations for taxable years 2014 through 2016 will only be implemented if (i) OMB certifies that the expense control target has been met, (ii) the Treasury Department certifies that General Fund revenue target has been met and (iii) the Planning Board certifies a year-over-year target increase in gross domestic product. There is no assurance that sufficient revenues will be collected to partially offset the reduction in income tax revenues expected from the implementation of the tax reform.

Act 154—Expanded Income Taxation and New Excise Tax. Act 154, approved on October 25, 2010, as amended, seeks, among other things, to balance the tax burden among the taxpayers and increase the tax revenues of the Government. Act 154 modified the income taxation of certain nonresident alien individuals, foreign corporations and foreign partnerships (each, a taxpayer) by expanding the circumstances in which such

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persons would be subject to Puerto Rico income taxation, and the Act imposed an excise tax on the acquisition of certain personal property manufactured or produced in whole or in part in Puerto Rico and on the acquisition of certain manufacturing services carried out in Puerto Rico. Act 154 applies to income realized and acquisitions occurring after December 31, 2010.

The Act provides that, in certain circumstances, taxpayers will be deemed to be engaged in trade or business in Puerto Rico and taxable in Puerto Rico with respect to a portion of their income where the taxpayers engage in significant transactions with other persons that are members of the same controlled group. Where a person engages in significant transactions with a member of the same controlled group that has gross receipts of seventy-five million dollars or more in any of the last three years and that manufactures or produces goods in Puerto Rico, or provides services in connection with the manufacture or production of goods in Puerto Rico, the person will not be subject to income tax, and will instead be subject to the excise tax in lieu of any income tax. The excise tax is to apply for a period of six years. The excise tax is based on the value of the personal property or services acquired and is slated to be 4% for calendar year 2011, declining to 3.75% in 2012, 2.75% in 2013, 2.5% in 2014, 2.25% in 2015 and 1% in 2016. On December 29, 2010, the Treasury Department adopted regulations that provide certain tax credits against the temporary excise tax that lessen its impact on affected taxpayers subject to the temporary excise tax. These regulations became effective on January 1, 2011. The first monthly excise tax payment was due on February 15, 2011. The regulations address implementation and interpretation issues and include provisions regarding certain applicable credits against the tax subject to maintaining a baseline employment and other conditions. The Government expects that this excise tax will affect foreign corporations or partnerships that are principally engaged in the manufacturing of pharmaceuticals and electronics. The Government expects to raise approximately $1.4 billion from the excise tax during the first year of implementation of Act 154 and $5.6 billion for the six-year period that the excise tax is in place.

While the Government expects that certain taxpayers subject to the excise tax will be able to credit all or a portion of the excise tax paid against their U.S. federal income tax liabilities, it is uncertain how this new tax will affect each individual taxpayer. The long-term effects of the excise tax on the manufacturing sector of the Puerto Rico economy are also uncertain.

Since Act 154 became effective on January 1, 2011, there can be no assurance as to the amount of revenues that will be collected by its application.

In connection with the expansion of the income tax and the imposition of the new excise tax, the Government obtained a legal opinion regarding the creditability of the excise tax for U.S. federal income tax purposes. The opinion concludes that the excise tax should be creditable against U.S. federal income tax. That conclusion was based in part upon a determination that the expansion of the taxation of foreign persons and the excise tax more likely than not satisfy the constitutional requirements of due process and the Commerce Clause, for reasons discussed therein. Act 154 has not been challenged in court; consequently, no court has yet passed on the constitutionality of Act 154. There can be no assurance that its constitutionality will not be challenged and that, if challenged, the courts will uphold Act 154. To the extent a court determines that the imposition of excise tax or the expansion of the income tax or both are unconstitutional, the Government’s revenues may be materially adversely affected.

Sales and Use Taxes

Act No. 117 of July 4, 2006 (“Act 117”) amended the PR Code to provide, among other things, for a general sales and use tax of 5.5% to be imposed by the central government (the “Commonwealth Sales Tax”). Act 117 also authorized each municipal government to impose a municipal sales and use tax of 1.5% (the “Municipal Sales Tax” and, together with the Commonwealth Sales Tax, the “Sales Tax”). In general, the Municipal Sales Tax has the same tax base, exemptions (except for unprocessed foods) and limitations as those provided for the Commonwealth Sales Tax. Act 117 also provides certain income tax reductions to address the regressive effect of the Sales Tax on taxpayers in lower income tax brackets.

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The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and certain other types of transactions covering separable and identifiable taxable items which are sold for a single price, subject to certain exceptions and limitations. The Sales Tax does not apply to, among other things: (i) motor vehicles, (ii) non-prepared food, (iii) health care services and prescription medicines, (iv) certain bakery goods, (v) crude oil and its derivatives, including gasoline, (vi) hotel room charges, (vii) financial services, (viii) services provided by the Commonwealth, including electricity and water, and (ix) local sales of goods to be used as content in a manufactured good, whether or not bound for export.

Act 117 also repealed the 5% general excise tax imposed on imported goods and the 3.6% general excise tax imposed on goods manufactured in Puerto Rico. Other items, such as fuel, crude oil and petroleum products, and vehicles, however, remain subject to the excise tax previously applicable to such items, and are not subject to the Sales Tax.

The Sales Tax became effective on November 15, 2006 and the effective date of the repeal of the 5% general excise tax was October 16, 2006. Municipalities were authorized to implement the Municipal Sales Tax starting on July 1, 2006. The revenues derived from the Sales Tax are distributed as follows: 5.5% goes to the central government and 1.5% to Puerto Rico’s municipalities. One-half of the 5.5% Commonwealth Sales Tax is transferred to the Dedicated Sales Tax Fund, created by Act 91, as amended, and the balance goes to the General Fund. The 1.5% Municipal Sales Tax is divided as follows: (i) 1% goes to the municipalities, and (ii) 0.5% goes to the Municipal Improvements Fund. The increase in revenues generated by the Sales Tax has been partly offset by the elimination of the 5% general excise tax and the effect of the income tax reduction measures included in Act 117.

The Treasury Department has reported and recorded Commonwealth Sales Tax revenues on a “modified cash basis.” This means that the figures for each month represent the sales taxes corresponding to sales made by merchants and retailers and sales tax collected by such merchants and retailers during that month, but reported and remitted to the Treasury Department during the following month.

Effective fiscal year 2010, the Treasury Department began reporting Commonwealth Sales Tax revenues on a cash basis in order to report these revenues on the same basis and at the same time as it reports all other tax revenues. Accordingly, for fiscal year 2010, Commonwealth Sales Tax revenues were reported in the month in which such revenues were received by the Treasury Department. The new reporting method became effective as of July 1, 2009. Thus, the figures for sales tax collections previously reported in June 2009 were transferred to July 2009.

The Sales Tax generated total annual gross revenues for the General Fund of approximately $539 million for fiscal year 2010.

The Treasury Department has also sponsored legislation to limit or close certain gaps that existed in Act 117, as amended. In this regard, one of the amendments incorporated in Act 7 requires a merchant or retailer to file his or her Commonwealth Sales Tax monthly return on or prior to the tenth day of the following month, rather than the twentieth day (as originally required in Act 117). Such amendment also provides that the Commonwealth Sales Tax exemption applicable to resellers applies only to merchants and retailers (i) with gross sales greater than or equal to $500,000 or (ii) that do not meet the $500,000 sales threshold but meet certain other requirements imposed by the Treasury Department. A merchant or retailer that meets neither the $500,000 threshold nor the other requirements imposed by the Treasury Department would still be entitled to a credit on sales tax paid on merchandise acquired for resale that must be claimed in each monthly filing. This measure is intended to enable responsible taxpayers to take advantage of the exemption while preventing non-compliant merchants and retailers from abusing the exemption.

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Excise Taxes

The PR Code imposes an excise tax on certain articles and commodities, such as cigarettes, alcohol, sugar, cement, motor vehicles and certain petroleum products, which are taxed at different rates.

Under Act 7, the excise tax was increased on certain articles (cigarettes and certain alcoholic beverages) and was expanded with respect to others (motor vehicles). With respect to cigarettes, the increase was approximately 81% per taxable unit. For certain alcoholic beverages, the increase ranges between $0.30 and $0.70 per standard gallon. Motor vehicles, motorcycles, all terrain vehicles and “scooters,” which used to be subject to the Sales Tax, are now subject to an excise tax of 10%.

Property Taxes

Personal property, which accounts for approximately 46% of total collections of taxable property, is self-assessed. Real property taxes are assessed based on 1958 property values. No real property reassessment has been made since 1958, and construction taking place after that year has been assessed on the basis of what the value of the property would have been in 1958. Accordingly, the overall assessed valuation of real property for taxation purposes is substantially lower than the actual market value. Also, an exemption on the first $15,000 of assessed valuation in owner-occupied residences is available.

Property taxes are assessed, determined and collected for the benefit of the municipalities by the Municipal Revenues Collection Center (“CRIM”), a government instrumentality of the Commonwealth. However, 1.03% of the property tax based on the assessed value of all property (other than exempted property) is used for purposes of paying the Commonwealth’s general obligation debt and is deposited in the Commonwealth’s Redemption Fund.

One of the amendments incorporated in Act 7 was that, for fiscal years 2010 through 2013, the appraisal values of real property in Puerto Rico were increased tenfold and the real personal property tax rates applicable to such values were reduced tenfold so as to offset any increased tax that would have otherwise been applicable due to the increase in appraisal values. This temporary amendment, which is expected to be revenue neutral, was intended to increase the borrowing capacity of Puerto Rico’s municipalities.

Act 7 did impose, however, an additional real property tax on residential and commercial real properties with appraised values in excess of approximately $210,000. This tax is to apply during fiscal years 2010, 2011 and 2012, or until $690 million is collected. The additional real property tax, to be collected by the Treasury Department, will be equal to 0.591% of such properties’ appraised value as determined by CRIM. Act No. 1 eliminated this additional real property tax for fiscal year 2012.

Other Taxes and Revenues

Motor vehicle license plate and registration fees comprise the major portion of license tax receipts.

Non-tax revenues consist principally of lottery proceeds, documentary stamps, permits, fees and forfeits, proceeds of land sales and receipts from public corporations in lieu of taxes.

Revenues from Non-Commonwealth Sources

Revenues from non-Commonwealth sources include customs duties collected in Puerto Rico and excise taxes on shipments of rum from Puerto Rico to the United States mainland. The customs duties and excise taxes on shipments are imposed and collected by the United States and returned to the Commonwealth. As of February 10, 2011, the excise tax on shipments of rum from Puerto Rico and other rum producing countries is $13.50 per gallon. Of this amount, as of February 10, 2011, the lesser of $10.50 per proof gallon and the actual

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excise tax imposed is returned (“covered over”) to the Commonwealth. Since 1999, however, the U.S. Congress has enacted special supplementary legislation increasing the maximum amount covered over to the Commonwealth to $13.25 per proof gallon. For fiscal year 2010, the total excise taxes on rum shipments returned to the Commonwealth was $352.3 million.

In June 2008, the Government of the United States Virgin Islands (the “USVI”) signed an agreement with Diageo USVI, Inc. (“Diageo”) for the construction and operation of a new rum distillery in St. Croix, USVI, that will manufacture Captain Morgan branded products to be sold in the United States beginning in January 2012. As of February 10, 2011, all rum used in Captain Morgan products sold in the United States is procured through a supply contract with Serralles Distillery (“Serralles”) in Puerto Rico which expires on December 31, 2011. The Government estimates that the exports of Captain Morgan rum produced in Puerto Rico by Serralles during calendar year 2009 were 9,403,224 proof gallons. These rum exports of Captain Morgan resulted in an estimated $124.5 million in excise tax on rum shipments returned by the United States to Puerto Rico during fiscal year 2009. As a result of the termination of the contract between Serralles and Diageo, it is expected that after 2011, the income received by the Commonwealth from the federal excise tax on rum shipments will decrease unless Serralles is able to find other clients in the United States for the volume of bulk rum previously purchased by Diageo for its Captain Morgan products or new rum distilleries are established in Puerto Rico.

In an effort to maintain the local rum industry and preserve or increase the amount of federal excise taxes on rum shipments returned to Puerto Rico under the cover-over program, the Governor of Puerto Rico signed Act No. 178 of December 1, 2010 (“Act 178”), which increases from 10% to 25% the portion of the monies from the federal excise tax that the Government of Puerto Rico may invest to provide incentives to and promote the Puerto Rican rum industry. The law also authorizes the Governor of Puerto Rico to increase this percentage up to 46% after December 31, 2011, through an Executive Order. In order to promote the Puerto Rican rum industry in general, the amount received from such refund will be transferred to a special account of the General Fund, which may be used for marketing, production and infrastructure investment incentives. Effective January 1, 2011, Act No. 1 replaced Act 178 and contains identical provisions.

The Government of Puerto Rico is in discussions with certain rum producers to provide them a series of subsidies and incentives, as permitted under Act No. 1, in order to promote the production of rum in Puerto Rico. If such discussions culminate in definitive agreements, this would allow such companies to benefit from the cover-over program rebate and would promote and encourage the export of rum produced in Puerto Rico.

Federal Grants

Puerto Rico receives grants under numerous federal programs. Federal grants to the agencies and instrumentalities of the Commonwealth government are estimated to be $5.020 billion for fiscal year 2011, a decrease of $869 million, or 15%, from fiscal year 2010.

One of the sources of federal grants received by the Government, beginning on 2009, was ARRA. Puerto Rico expects to receive a total of approximately $6.966 billion in stimulus funds from ARRA, of which $508.9 million and $2.687 billion were disbursed by the government during fiscal years 2009 and 2010, respectively, and $2.442 billion are expected to be disbursed by the government during fiscal year 2011.

Expenses

Insurance Matters

Government-owned property is insured through policies obtained by the Secretary of the Treasury and through self-insurance, except for property owned by Electric Power Authority and PRASA, whose properties are insured through arrangements and policies obtained by the respective Authorities. Personal injury awards against the Commonwealth are limited by law to $150,000 per occurrence.

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Retirement Systems

General. Substantially all of the public employees of the Commonwealth and its instrumentalities are covered by five retirement systems: the Employees Retirement System of the Government of the Commonwealth (the “Employees Retirement System”), the Puerto Rico System of Annuities and Pensions for Teachers (the “Teachers Retirement System”), the Commonwealth Judiciary Retirement System (the “Judiciary Retirement System”), the Retirement System of the University of Puerto Rico (the “University Retirement System”) and the Employees Retirement System of Puerto Rico Electric Power Authority (the “Electric Power Authority Retirement System”). The Employees Retirement System and the Teachers Retirement System are the largest plans, both in number of active members and retirees and in the amount of their actuarial accrued liabilities.

The University Retirement System and the Electric Power Authority Retirement System covers employees of the University of Puerto Rico and Electric Power Authority, respectively, and are funded by those public corporations from their revenues. Although the Commonwealth is not required to contribute directly to those two systems, a large portion of the University’s revenues is derived from legally mandated legislative appropriations. The discussion that follows only covers the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System (each a “Retirement System” and, collectively, the “Retirement Systems”).

The Retirement Systems are funded principally by contributions made by employers (the Commonwealth, public corporations and municipalities) and employees, as well as investment income.

Covered Employees. As of June 30, 2009, the central government was responsible for making contributions with respect to 100,811 active members of the Employees Retirement System, or 63.0% of total active members (consisting of 24,545 Act 447 Participants, 38,066 Act 1 Participants and 38,200 System 2000 Participants). Municipalities were responsible for 34,987, or 21.9%, active members, and public corporations were responsible for 24,255, or 15.2%, active members.

Funding Requirements. The Commonwealth central government is responsible for approximately 64% of total employer contributions to the Employees Retirement System, and the other 36% is the responsibility of public corporations and municipalities. The Commonwealth central government is also responsible for 100% and 99% of total employer contributions to the Judiciary and Teachers Retirement Systems, respectively. Retirement and related benefits provided by the Retirement Systems and required contributions to the Retirement Systems by employers and employees are determined by law rather than by actuarial requirements.

For the Employees Retirement System, the statutory employer contribution is at least 9.275% of covered payroll. Covered payroll is the compensation regularly paid to active employees on which contributions to the retirement systems are computed and is generally equivalent to their annual salary. The current employer contribution rate has been in effect since February 1990; prior to that date, Commonwealth departments, agencies and public corporations were required to make employer contributions of at least 8% of their covered payroll, while municipalities were required to make employer contributions of at least 7% of their covered payroll. Required employee contributions for the Employees Retirement System vary according how the individual employee’s retirement benefits are coordinated with social security benefits. Act 447 requires that employer contributions cover the difference between (i) the benefits provided by the System, plus administrative costs, and (ii) the contributions that employees are required to make to the System. This requirement, however, has not been adhered to and the level of employer contributions has been limited to the minimum statutory rate.

For the Teachers Retirement System, the statutory employer contribution is 8.5% of covered payroll and 9.0% for the employees. For the Judiciary Retirement System, the employer contribution is 30.34% of covered payroll and 8% for the employees. The employer contribution rate for the Judiciary Retirement System increased from 20.0% to 30.34% of payroll as of July 1, 2008. The Commonwealth is also ultimately responsible for any funding deficiency in the Teachers Retirement System and the Judiciary Retirement System.

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Benefits and Special Benefits. Each Retirement System provides basic benefits principally consisting of a retirement annuity and death and disability benefits (collectively referred to herein as “Basic System Pension Benefits”). Each also administers benefits granted under various special laws that have provided additional benefits for the retirees and beneficiaries (collectively referred to herein as “System Administered Pension Benefits”). The System Administered Pension Benefits include, among other things, additional minimum pension, death and disability benefits, ad-hoc cost-of-living adjustments and summer and Christmas bonuses.

Through June 30, 2004, the Teachers Retirement System had paid $119.6 million from its resources to cover System Administered Pension Benefits that should have been received from the Commonwealth through annual appropriations. On May 31, 2004, the Teachers Retirement System made a claim to OMB to collect this amount. OMB disputed the Teachers Retirement System’s interpretation of certain System Administered Pension Benefit laws to the effect that the Commonwealth is required to reimburse the Teachers Retirement System for such benefits paid. During 2009, the Department of Education paid $12.2 million that was part of the amounts claimed to OMB. On April 23, 2010, OMB and the Teachers Retirement System settled the remaining claim for $53.8 million, to be paid in five equal installments of $10.8 million during the following five fiscal years, starting in fiscal year 2011. In July 2010, the Teachers Retirement System received the first installment.

The Employees Retirement System is also seeking reimbursement from the Commonwealth, the municipalities and public corporations in the amount of $79.2 million, $30.5 million and $62.1 million, respectively, for cumulative System Administered Pension Benefits paid to its beneficiaries through June 30, 2010. As of June 30, 2010, the Teachers Retirement System was also seeking reimbursement from the Commonwealth of $491,000 (excluding the aforementioned $53.8 million) on account of System Administered Pension Benefits paid.

Composition and Market Value of Investment Portfolios. As of June 30, 2010, the market value of the Employees Retirement System’s investment portfolio was $4.467 billion, compared to $4.603 billion as of June 30, 2009. As of June 30, 2010, the investment portfolio was comprised of approximately 36.3% of U.S. domestic and international equity investments, 14.8% of fixed-income securities, 29.7% of internally managed mortgage and personal loans portfolio, 17.8% of short-term cash equivalents and 1% of other investments. As of September 30, 2010, the market value of the Employees Retirement System’s investment portfolio was $4.338 billion. The decrease in the value of the investment portfolio since June 30, 2009 principally reflects the continued use of investment portfolio assets to pay current benefits.

As of June 30, 2010, the market value of the Teachers Retirement System’s investment portfolio was $2.204 billion, compared to $2.180 billion as of June 30, 2009. As of June 30, 2010, the investment portfolio was comprised of approximately 60.4% of U.S. domestic and international equity investments, 19.1% of fixed-income securities, 19.2% of internally managed mortgage and personal loans portfolio, 0.20% of short-term cash equivalents and 1% of other investments. As of September 30, 2010, the market value of the Teachers Retirement System’s investment portfolio was $2.314 billion.

As of June 30, 2010, the market value of the Judiciary Retirement System’s investment portfolio was $83.9 million, compared to $76.1 million as of June 30, 2009. As of June 30, 2010, the investment portfolio was comprised of approximately 63.9% of U.S. domestic and international equity investments, 34.8% of fixed-income securities, 1% of internally managed mortgage and personal loans portfolio and 0.40% of short-term cash equivalents. As of September 30, 2010, the market value of the Judiciary Retirement System’s investment portfolio was $87.9 million.

Actuarial Valuations of the Retirement Systems. Historically, each of the Retirement Systems has conducted an actuarial valuation as of the end of every two fiscal years. Actuarial valuations were conducted by Milliman Inc., a firm of independent consulting actuaries, as of June 30, 2009. However, due to the deterioration of the funding status of the Retirement Systems, each of the Retirement Systems now plans to conduct annual actuarial valuations. As of February 10, 2011, preliminary results of new actuarial valuations as of June 30, 2010 were

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being evaluated by the Employees Retirement System and the Teachers Retirement System. These actuarial valuations were expected to be completed by the end of February 2011.

The actual return of assets of each of the Retirement Systems during fiscal year 2009 was significantly lower than the assumed investment return utilized to prepare the actuarial accrued liability. The actual return of assets of each of the Retirement Systems for fiscal year 2010, however, was higher than the assumed investment return utilized to prepare the actuarial accrued liability.

The ratio of the unfunded actuarial accrued liability (“UAAL”) to covered payroll is a measure of the significance of the UAAL relative to the capacity to pay it. The trend in the ratio provides information as to whether the financial strength of a pension plan is improving or deteriorating over time. As of June 30, 2009, the UAAL for the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System were $17.092 billion, $6.564 billion and $273 million, respectively, and the funded ratios were 9.8%, 24.7% and 15.6%, respectively. According to preliminary actuarial valuations as of June 30, 2010, the UAAL of the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System increased to $17.834 billion, $7.058 billion and $283 million, respectively, the funded ratios of the Employees Retirement System and the Teachers Retirement System decreased to 8.5% and 23.9%, respectively, and the funded ratio of the Judiciary Retirement System increased to 16.4%. Historical data show a steady increase in the UAAL to covered payroll for each of the Retirement Systems, which in turn shows a significant deterioration in their financial strength.

Based on the current funding requirements of the Retirement Systems, the UAAL of the Retirement Systems will continue to increase indefinitely into the future instead of being amortized and future scheduled contributions at the current funding rates will not be sufficient to make future benefit payments when due. Additional funding from the Commonwealth will ultimately be necessary to cover such unfunded obligation. It is estimated that the Commonwealth would be responsible for approximately 64% of any such funding deficiency of the Employees Retirement System and approximately 74% of the combined funding deficiency of the Retirement Systems, with the balance being the responsibility of the municipalities and participating public corporations.

Funding Shortfalls. For several fiscal years, actual employer and employee contributions to each of the Retirement Systems have been lower than annual Basic System Pension Benefits payments and administrative expenses. These shortfalls in contributions over the amounts required to pay Basic System Pension Benefits and expenses are referred to herein as “funding shortfalls.” The funding shortfalls, however, do not reflect the actual cash flow position of the Retirement Systems, which is affected, among other things, by their investment and financing activities. One type of investment that has particularly contributed to the deterioration of the Retirement Systems’ actual cash position has been the increase in personal loans to their members.

The Retirement Systems have been forced to cover the funding shortfalls with investment income, loans from financial institutions and various non-recurring sources of funds. In some fiscal years, the funding shortfall has also exceeded the investment income of the Retirement Systems, causing the Systems’ assets to decline and adversely affecting the funded status.

Besides using investment income to cover benefit payments, the Employees Retirement System has covered some of its historical funding shortfalls with the sale of investment portfolio assets and proceeds of loans from the Treasury Department or other financial institutions, some of which have been collateralized with the System’s assets. During 2008, the Employees Retirement System issued approximately $2.9 billion of Senior Pension Funding Bonds (the “Pension Bonds”), for which repayment the Employees Retirement System pledged all employer contributions made after the issuance of the bonds. The Pension Bonds increased the funds of the Employees Retirement System available to pay pension benefits. Although the original expectation was that the Employees Retirement System’s investment earnings on the proceeds of the Pension Bonds would exceed the cost of the debt, the Employees Retirement System’s investment earnings on the proceeds of the Pension Bonds

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have in fact been lower than the cost of the Pension Bonds. As a result of market declines since the issuance of the Pension Bonds, the market value of some of the investments made with Pension Bonds proceeds is below their original cost. Thus, through February 10, 2011, the Pension Bonds transactions have negatively affected the UAAL of the Employees Retirement System. Preliminary figures for the fiscal year ended June 30, 2010 show funding shortfalls of $542.3 million for the Employees Retirement System, $250.1 million for the Teachers Retirement System and $4.7 million for the Judiciary Retirement System.

The Employees Retirement System anticipates that, based on the current contributions and benefit structure, its future cash flow needs for disbursement of benefits to participants are likely to continue to exceed the sum of the employer and employee contributions received and its investment and other recurring income. Based on the preliminary actuarial valuation report as of June 30, 2010, the Employees Retirement System expects to have a funding shortfall (after payment of debt service on the Pension Bonds) of $752 million for fiscal year 2011 and this negative trend is expected to continue. Based on the Employees Retirement System’s funding and disbursement projections as of June 30, 2010 (which reflect continued funding shortfalls) and other assumptions, the preliminary actuarial valuation as of June 30, 2010 states that the System is being rapidly disfunded and projects that its net assets (total assets minus the Pension Bonds and other liabilities) will be depleted by fiscal year 2014 and its gross assets will be depleted by fiscal year 2019. This means that during the period from fiscal year 2014 through fiscal year 2019, benefits are expected to be paid from the proceeds of the Pension Bonds, and that after depletion of the gross assets, there would be no funds remaining to pay pension benefits.

The Teachers Retirement System has also covered funding shortfalls during the prior five fiscal years through the sale of investment portfolio assets. Based on the preliminary actuarial valuation report as of June 30, 2010, the Teachers Retirement System expects to have a funding shortfall of approximately $274 million for fiscal year 2011, and this negative trend is expected to continue. Based on the Teachers Retirement System’s funding and disbursement projections as of June 30, 2010 (which reflect continued funding shortfalls) and other assumptions, the preliminary actuarial valuation as of June 30, 2010 states that the System is being gradually disfunded and projects that its net and gross assets will be depleted by fiscal year 2020.

The Judiciary Retirement System has also experienced funding shortfalls during the last five fiscal years and has used investment income to cover some of these shortfalls. Based on the preliminary actuarial valuation report as of June 30, 2010, the Judiciary Retirement System expects to have a funding shortfall of approximately $8 million for fiscal year 2011, and this negative trend is expected to continue. Based on the Judiciary Retirement System’s funding and disbursement projections as of June 30, 2010 (which reflect continued funding shortfalls) and other assumptions, the preliminary actuarial valuation as of June 30, 2010 states that the System is being disfunded and projects that its net and gross assets will be depleted by fiscal year 2018.

The estimated years for depletion of the assets stated above could vary depending on how actual results differ from the assumptions used in the actuarial valuations, as well as based on any future changes to the contribution and benefits structures of the Retirement Systems.

Efforts to Address Cash Flow Shortfall and Improve Funding Ratio. The Retirement Systems and the current administration are evaluating measures to improve the financial solvency of the Retirement Systems. In order to maintain the long-term fiscal integrity of the Retirement Systems and their ability to pay required benefits to their members, a combination of some or all of the following will be required: (i) a substantial increase in contributions by the Commonwealth and the participating employers, and (ii) actions resulting in changes to liabilities of the Retirement Systems. Because of the multi-year fiscal imbalances mentioned above, as of February 10, 2011, the Commonwealth is unable to make the actuarially recommended contributions to the retirement systems.

In March 2010, the Governor of Puerto Rico established a special commission to make recommendations for improving the financial solvency of the Retirement Systems. The Commission issued its report on October 21, 2010. The Commission’s report does not make a consensus set of recommendations for addressing

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the financial solvency of the Retirement Systems, but rather discusses the principal recommendations made by different members of the Commission in the following areas: (i) employer and employee contributions, (ii) benefit structure, (iii) retirement age, (iv) benefits under special laws, (v) early retirement programs, (vi) mortgage loans and personal loans, and (vii) governance structure. All members of the Commission agreed that there has to be an increase in employer contributions, while some members also recommended an increase in employee contribution rates. One of the proposals is that employer contribution rates be increased by 1% of payroll per year for the next 10 to 15 years. In the benefits areas, the recommendations include various proposals to reduce or limit benefits, such as eliminating merit pensions, establishing caps on benefits, increasing the retirement age in order to receive full benefits and modifying or eliminating some benefits granted under special laws. Some members of the Commission also recommended prohibiting all future early retirement programs unless they are actuarially positive to the Retirement Systems. In order to address the liquidity position of the Retirement Systems, various members of the Commission recommended eliminating the loan programs or restricting their use. Various members also commented that improvements to the governance structure of the Retirement Systems was necessary, as it appeared that in the past governance had not been as rigorous as it should have been. Other recommendations included increasing penalties for late payments by participating employers and creating other dedicated revenue sources for the Retirement Systems, such as a special lottery drawing or a special tax on government contractors.

The administration has assigned to a task force headed by the Secretary of Labor the evaluation of the Commission’s recommendations in order to determine which of its recommendations or other alternatives will be formally proposed. The implementation of most of the recommendations or other alternatives will require adopting legislation, which the administration expects to submit during 2011. There can be no assurance as to which changes, if any, to the Retirement Systems will be proposed and adopted. Because of the Commonwealth’s current budgetary constraints and the significant underfunding of the Retirement Systems discussed above, however, improving the financial solvency of the Retirement Systems will require the adoption of several of the measures mentioned above and it is not expected that a significant improvement would be achieved before several years have elapsed. In the short-term, the financial situation of the Retirement Systems may have an adverse impact on the Commonwealth’s budgetary situation.

On July 2, 2010, the Government enacted Act 70, which is designed to reduce Government expenditures by providing a voluntary early retirement window for central government employees. At the same time, Act 70 is expected to have a positive actuarial impact on the UAAL of the Employees Retirement System and the Teachers Retirement System. Under Act 70, central government employees meeting certain years of service criteria opted for early retirement by January 14, 2011 (or during such other period that may be established by a designated committee) and receive a higher pension benefit rate than they would otherwise be entitled to receive based on their years of service, but such pension rate is lower than what they would have been entitled to if they had waited to meet the full vesting requirements. Pursuant to Act 70, the Commonwealth, as employer, will continue making the applicable employer contributions to the Employees Retirement System and the Teachers Retirement System, as well as make payments to cover the annuity payments to the employees opting for the early retirement window, until both the years of service and age requirements for full vesting would have occurred, at which time the applicable Retirement System will continue making the annuity payments. Approximately 4,000 employees opted for early retirement under Act 70.

Impact of Funding Shortfall on the Commonwealth. The Commonwealth and other participating employers are ultimately responsible for any funding deficiency in the Retirement Systems. The depletion of the assets available to cover retirement benefits will require the Commonwealth and other participating employers to cover such funding deficiency. However, due to the multi-year fiscal imbalances mentioned above, the Commonwealth has been unable to make the actuarially recommended contributions to the retirement systems. If the Commonwealth fails to take action in the short-term to address the retirement systems’ funding deficiency, the continued use of investment assets to pay benefits as a result of funding shortfalls and the resulting depletion of assets could adversely affect the ability of the retirement systems to meet the rates of return assumed in the actuarial valuations, which could in turn result in an earlier depletion of the retirement systems’ assets and a

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significant increase in the unfunded actuarial accrued liability. Ultimately, since the Commonwealth’s General Fund is required to cover a significant amount of the funding deficiency, the Commonwealth would have difficulty funding the annual required contributions unless it implements significant reforms to the retirement systems, obtains additional revenues, or takes other budgetary measures.

Post-Employment Benefits Other Than Pensions

In addition to the pension benefits, the Commonwealth provides non-pension post-employment benefits that consist of a medical insurance plan contribution for retired employees meeting the service credit eligibility requirements. These benefits are administered by the Retirement Systems. The medical insurance plan contribution is a payment of up to $100 per month to the eligible medical insurance plan selected by the retiree or disabled member.

The Commonwealth funds these post-employment benefits on a “pay-as-you-go” basis from the General Fund, which means that the Commonwealth does not pre-fund, or otherwise establish a reserve or other pool of assets against the medical insurance plan contribution expenses that the Commonwealth may incur in future years. For fiscal year 2010, the Commonwealth paid $114.2 million for these benefits for the eligible retirees of the Retirement Systems (including retirees of public corporations and municipalities, which are also paid for by the Commonwealth). For fiscal year 2011, these benefits are expected to amount to $122.2 million.

According to preliminary actuarial valuations, as of June 30, 2010, the UAAL of these benefits for the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System were $1,646 million, $694 million and $6 million, respectively.

BUDGET OF THE COMMONWEALTH

Budgetary Process

The fiscal year of the Commonwealth begins each July 1. The Governor is constitutionally required to submit to the Legislative Assembly an annual balanced budget of revenues, capital improvements, and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by OMB, in coordination with the Planning Board, the Treasury Department, and other government offices and agencies. Section 7 of Article VI of the Constitution provides that “The appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law.”

The annual budget, which is developed utilizing elements of program budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under (i) laws existing at the time the budget is submitted, and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor’s recommendations as to appropriations that in his judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

The Legislative Assembly may amend the budget submitted by the Governor but may not increase any items so as to cause a deficit without imposing taxes to cover such deficit. Upon passage by the Legislative Assembly, the budget is referred to the Governor, who may decrease or eliminate any item but may not increase or insert any new item in the budget. The Governor may also veto the budget in its entirety and return it to the Legislative Assembly with the Governor’s objections. The Legislative Assembly, by a two-thirds majority in each house, may override the Governor’s veto. If a budget is not adopted prior to the commencement of a fiscal year, the budget for such fiscal year shall be the annual budget for the preceding fiscal year as originally approved by the Legislative Assembly and the Governor until a new budget is approved. This permits the Commonwealth to continue making payments of its operating and other expenses until a new budget is approved.

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Appropriations

For fiscal year 2010, approximately 34% of the General Fund was committed to the payment of fixed charges such as municipal subsidies, grants to the University of Puerto Rico, mandated funding for the Judicial Branch, rent payments to the Public Buildings Authority, and debt service on the direct debt of the Commonwealth. This proportion is expected to decrease to 29% in fiscal year 2011. For fiscal year 2010, approximately 48% of the controllable funds portion of the General Fund was committed for the payment of the central government payroll (not including the University of Puerto Rico and the Judicial Branch).

Budget for Fiscal Year 2010

Estimated revenues for fiscal year 2010 total $16.4 billion and projected General Fund revenues total $7.7 billion. The principal changes in General Fund revenues are accounted for mainly by increases in property taxes (up $229 million), corporate income tax (up $191.7 million), excise taxes on motor vehicles and accessories (up to $19.6 million), cigarettes and alcoholic beverages (up $49.2 million), and decreases in sales and use taxes (down $349.9 million, due principally to the increase in the portion of the tax transferred to COFINA), retained non-resident income taxes (down $203.3 million), federal excise taxes on offshore shipments (down $39.7 million), and 10% withholding taxes on dividends (down $14.7 million).

Estimated expenses and capital improvements for the central government of all budgetary funds total $14.9 billion, a decrease of $2.0 billion from fiscal year 2009. General Fund expenditures are estimated to total $9.833 billion. The principal changes in General Fund expenditures by program in fiscal year 2010 compared to fiscal year 2009 are mainly attributable to increases in general obligation bonds debt service (up $255.4 million), and decreases in general government (down $1.5 billion), public safety and protection (down $1.2 billion), education (down $409.9 million), welfare (down $243.4 million), other debt service appropriations (down $195.8 million), health (down $194.2 million), economic development (down $55.6 million), transportation and communication (down $22.2 million), contributions to municipalities (down $18.5 million), and housing (down $17.7 million).

For fiscal year 2010, the government incurred an additional $2.2 billion in expenses, for a total of $9.833 billion in expenses. Approximately $2 billion of this amount is related to (i) transitory expenses related to the implementation of the expense-reduction measures included in the Fiscal Plan ($1 billion) and (ii) additional expenses ($1 billion) to be incurred only in fiscal year 2010 (these expenses, which are not expected to be incurred in subsequent fiscal years, are a result of the expense reduction plan being implemented under Act 7). These additional expenses are included in the consolidated budget of the Commonwealth and were covered from proceeds of COFINA bond issues.

Budget for Fiscal Year 2011

On July 2, 2010, the Governor signed the Commonwealth’s central government budget for fiscal year 2011. The budget provides for total resources of $15.8 billion and total General Fund revenues of $8.134 billion, compared to preliminary General Fund revenues of $7.691 billion for fiscal year 2010. The budgeted General Fund revenues of $8.134 billion include base revenues of $7.691 billion, $302.5 million from tax enforcement and compliance measures, $110 million in expected revenues from the implementation of the property tax appraisal provisions included in Act No. 71 of July 2, 2010, and $30 million in additional revenues from casinos.

The principal changes in budgeted General Fund revenues compared to the fiscal year 2010 budget are accounted for mainly by projected increases in personal income taxes (up $198 million), property taxes (up $110 million), corporate income tax (up $101 million), excise taxes on motor vehicles and accessories (up $15 million) and sales and use taxes (up $59 million), and projected decreases in retained non-resident income taxes (down $26.5 million) and federal excise taxes on offshore shipments (down $12 million).

The fiscal year 2011 budget provides for total expenditures of $9.134 billion, consisting of General Fund expenditures of $8.134 billion and additional expenditures of $1.0 billion that are expected to be covered from

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proceeds of COFINA deposited in the Stabilization Fund. The budgeted total expenditures for fiscal year 2011 are $9.134 billion, or 10.1%, lower than budgeted total expenditures of $10.170 billion for fiscal year 2010, and $756 million, or 16.1%, lower than total expenditures of $10.890 billion for fiscal year 2009.

Budgeted expenses and capital improvements for the central government of all budgetary funds total $15.8 billion, an increase of $875.6 million from fiscal year 2010 budgeted appropriations. The principal changes in General Fund expenditures by program in fiscal year 2011 compared to the fiscal year 2010 budget are mainly due to increases in public safety and protection (up $519.2 million), other debt service appropriations (up $144.0 million), health (up $138.8 million), economic development (up $71.8 million), welfare (up $21.6 million) and special pension contributions (up $20.9 million), and decreases in general obligation bonds debt service (down $319.8 million) and education (down $124.5 million).

LITIGATION

General. The Commonwealth is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Under Act No. 104 of June 25, 1955, as amended (“Act 104”), persons are authorized to sue the Commonwealth only for causes of actions specified in said Act. The Commonwealth may be liable under Act 104 for damages up to a maximum amount of $75,000, or $150,000 if the suit involves actions for damages to more than one person or where a single injured party is entitled to several causes of action.

Under certain circumstances, as provided in Act No. 9 of November 26, 1975, as amended, the Commonwealth may provide its officers and employees, including directors of public corporations and government instrumentalities and mayors of the municipalities of the Commonwealth, with legal representation, as well as assume the payment of any judgment that may be entered against them. There is no limitation on the amount of the judgment that may be paid under the Act in cases in federal court, but in all other cases the Puerto Rico Secretary of Justice may determine whether, and to what extent, the Commonwealth will assume payment of such judgment.

With respect to pending and threatened litigation, as of June 30, 2009, the Commonwealth has included in its financial statements reported liabilities of approximately $621 million for awarded and anticipated unfavorable judgments. While amounts claimed exceed $7 billion, such amount represents the amount estimated at the time as a probable liability or a liability with a fixed or expected due date, which would require future available financial resources for its payment. The Commonwealth believes that the ultimate liability in excess of amounts provided in the financial statements, if any, would not be significant.

Constitutionality of Act 7. On April 13, 2009, a group of government employees along with labor organizations that represent governmental employees filed a complaint in the U.S. District Court for the District of Puerto Rico against the Governor of Puerto Rico and several agency heads. In the complaint, the plaintiffs challenge the constitutionality of Act 7 and seek, among other relief, an injunction to stop the Government of Puerto Rico from implementing the cost-cutting provisions of Act 7.

On August 5, 2009, the U.S. District Court for the District of Puerto Rico denied the requested preliminary injunction and, on December 14, 2009, the court dismissed the complaint. Plaintiffs have appealed the Court’s decision. The Commonwealth has indicated that the Government will continue to vigorously defend this case. As previously discussed, the Supreme Court of Puerto Rico has upheld the constitutionality of the provisions of Act 7 relating to employee dismissals and the administration continues with its implementation.

Recovery of Medicaid Funds. The Commonwealth is a defendant in two lawsuits filed, one in Commonwealth court and one in the U.S. District Court for the District of Puerto Rico, by certain Federally Qualified Health Centers (“FQHC”) seeking to recover from the Commonwealth approximately $800 million in

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Medicaid wraparound payments which the Department of Health failed to make since 1997. In June 2004, the Superior Court of the Commonwealth in San Juan determined that the Commonwealth must make Medicaid “wraparound” payments to the health centers to cover the difference between the reimbursement they are owed and what they are paid by managed care organizations. The Court of Appeals of Puerto Rico, however, upheld a partial ruling allowing the Commonwealth to deduct from the payments due to the FQHCs certain grants received by these centers from the federal government. As of February 10, 2011, attorneys in the case filed in Commonwealth court are trying to determine the amounts due to FQHCs thereunder.

With respect to the federal case, in February 2005, the U.S. Court of Appeals (First Circuit) upheld a preliminary injunction issued by the U.S. District Court for the District of Puerto Rico requiring the Commonwealth to make Medicaid “wraparound” payments to the health centers. In December 2008, the U.S. Court of Appeals determined that the U.S. District Court erred when it vacated the preliminary injunction and determined that the Department of Health had met its obligations to establish and implement a payment system for FQHCs in compliance with the federal Medicaid statute. The U.S. Court of Appeals reversed the District Court’s order vacating the preliminary injunction and remanded the case for further proceedings. Since mid-2009, the parties have been presenting evidence before a Special Master in order to determine the precise amounts of payments due to the health centers.

As of June 30, 2010, the Commonwealth had accrued $147 million in its financial statements for this legal contingency. This contingency, however, only covers amounts claimed in the federal lawsuit in connection with the period from July 2006 through June 2009. According to various recent rulings in this case, the Department of Justice believes that the total ultimate liability to the Commonwealth in the federal lawsuit should not exceed $28 million. Notwithstanding the foregoing, any amounts not paid in connection with the resolution of the federal lawsuit must ultimately be paid in connection with the Commonwealth lawsuit. In addition, the Department of Health must continue to comply with the federal Medicaid statute which requires that wraparound payments be issued to FQHCs every three to four months. These wraparound payments equal approximately $10 million each quarter. As of February 10, 2011, however, the Commonwealth, is challenging in federal court the wraparound payment formula pursuant to which these amounts are determined.

Special Education Students. The Commonwealth is also a defendant in a class action presented in 1980 by parents of special education students before Commonwealth courts alleging that the Puerto Rico Department of Education had failed to provide legally required special education and related services. In February 2002, the court issued a judgment approving the stipulations reached by the parties regarding the manner in which special education services should be provided. Since December 2002, the Department of Education has paid fines for not complying with the stipulations reached. The fines were originally set in the amount of $1,000 daily, and were raised to $2,000 daily in January 2006. In February 8, 2010, the court issued a resolution advancing its intention to establish a new scheme of fines ranging from $0.25 to $0.75 daily per registered student. As of February 2010, there were 121,339 students registered in the Special Education Program. The resolution also creates a new scheme of monitoring compliance with the stipulations, including the added participation of 12 experts (each party has the right to designate 2 experts) in 6 areas of expertise. The monitoring scheme began on July 1, 2010.

The February 2002 judgment only disposed of the injunctive relief sought by plaintiffs. Still pending before the court are the claims for damages regarding the failure to provide adequate services. In 2005, the Court approved damages for the class as a whole. The Commonwealth appealed the decision and, in October 2005, the Court of Appeals decided that there could be no general damages award, but that every member of the class must come forward and prove their individual damages. Assuming the Court grants damages to the plaintiffs, the Commonwealth estimates that each plaintiff could receive at least $5,000. Based on a current enrollment of 120,000 students, the total award could amount to at least $600 million. The Commonwealth has indicated that it plans to defend vigorously each case.

The plaintiffs have approached the Commonwealth to inquire about its disposition to reach a settlement agreement regarding the damages phase. The Commonwealth has requested that plaintiffs provide a reasonable

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settlement amount in order to analyze and formally address the settlement proposal. As of the date of this Report, the Commonwealth has not received a formal settlement request from the plaintiffs.

As of June 30, 2009, the Commonwealth had accrued $600 million in its financial statements for this legal contingency.

Other. The Commonwealth and various component units are defendants in other lawsuits alleging violations of civil rights, breach of contract, and other damage claims. Preliminary hearings and discovery proceedings are in progress. The amounts claimed exceed $5 billion; however, as of February 10, 2011, the ultimate liability cannot be determined. The Commonwealth has indicated that, in its opinion, the claims are excessive. No provision for any liability that may result upon adjudication of these lawsuits has been recognized by the Commonwealth. The Commonwealth has indicated that it believes that the ultimate liability, if any, would not be significant.

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APPENDIX D

WESTERN ASSET MANAGEMENT COMPANY

PROXY VOTING POLICIES AND PROCEDURES

Background

Western Asset Management Company (“Western Asset”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy

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Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

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d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the Western Asset Form ADV contains a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

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I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

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4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the

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NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

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PART C

OTHER INFORMATION

Item 28.	Exhibits

(a) (1) The Registrant’s Declaration of Trust dated as of October 2, 2006 is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 16, 2007 (“Post-Effective Amendment No. 84”).

(2) Designation of Series of Shares of Beneficial Interests in the Trust effective as of February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 84.

(3) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Registrant, effective as of May 14, 2008, and Amended and Restated Designation of Classes, effective as of May 14, 2008, is incorporated by reference to Post-Effective Amendment No. 116 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 12, 2008 (“Post-Effective Amendment No. 116”).

(4) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Registrant, effective as of November 2008, and Amended and Restated Designation of Classes, effective as of November 2008, is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 19, 2008 (“Post-Effective Amendment No. 118”).

(5) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Registrant, effective as of January 1, 2009, and Amended and Restated Designation of Classes, effective as of January 1, 2009, is incorporated herein by reference to Post-Effective Amendment No. 124 as filed with the SEC on February 6, 2009 (“Post-Effective Amendment No. 124”).

(6) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Registrant, effective as of March 13, 2009, and Amended and Restated Designation of Classes, effective as of March 14, 2009, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 as filed with the SEC on March 23, 2009.

(7) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Registrant, effective as of March 15, 2009, and Amended and Restated Designation of Classes, effective as of March 15, 2009, is incorporated herein by reference to Post-Effective Amendment No. 130 as filed with the SEC on April 28, 2009 (“Post-Effective Amendment No. 130”).

(8) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Registrant, effective as of October 5, 2009, and Amended and Restated Designation of Classes, effective as of October 5, 2009, is incorporated herein by reference to Post-Effective Amendment No. 141 as filed with the SEC on November 23, 2009 (“Post-Effective Amendment No. 141”).

(9) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Registrant and Amended and Restated Designation of Classes to be filed by amendment.

(b) The Registrant’s By-Laws dated October 4, 2006 are incorporated herein by reference to Post-Effective Amendment No. 84.

(c) Not Applicable.

(d) (1) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Adjustable Rate Income Fund (formerly, Legg Mason Partners Adjustable Rate Income Fund), and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 27, 2007 (“Post-Effective Amendment No. 85”).

(2) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset California Municipals Fund (formerly, Legg Mason Partners California Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(3) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Core Bond Fund (formerly, Legg Mason Partners Core Bond Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 139 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 24, 2009 (“Post-Effective Amendment No. 139”).

(4) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Core Plus Bond Fund (formerly, Legg Mason Partners Core Plus Bond Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(5) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Strategic Income Fund (formerly, Legg Mason Partners Strategic Income Fund) (formerly Legg Mason Partners Diversified Strategic Income Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(6) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Global High Yield Bond Fund (formerly, Legg Mason Partners Global High Yield Bond Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(7) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Government Securities Fund (formerly, Legg Mason Partners Government Securities Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(8) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset High Income Fund (formerly, Legg Mason Partners High Income Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(9) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Global Inflation Management Fund (formerly, Legg Mason Partners Global Inflation Management Fund) (formerly known as Legg Mason Partners Inflation Management Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(10) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Intermediate Maturity California Municipals Fund (formerly, Legg Mason Partners Intermediate Maturity California Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(11) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Intermediate Maturity New York Municipals Fund (formerly, Legg Mason Partners Intermediate Maturity New York Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(12) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Intermediate-Term Municipals Fund (formerly, Legg Mason Partners Intermediate-Term Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(13) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Corporate Bond Fund (formerly, Legg Mason Partners Corporate Bond Fund) (formerly Legg Mason Partners Investment Grade Bond Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(14) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Managed Municipals Fund (formerly, Legg Mason Partners Managed Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 133.

(15) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Massachusetts Municipals Fund (formerly, Legg Mason Partners Massachusetts Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(16) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Municipal High Income Fund (formerly, Legg Mason Partners Municipal High Income Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(17) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset New Jersey Municipals Fund (formerly, Legg Mason Partners New Jersey Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(18) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset New York Municipals Fund (formerly, Legg Mason Partners New York Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(19) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Oregon Municipals Fund (formerly, Legg Mason Partners Oregon Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(20) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Pennsylvania Municipals Fund (formerly, Legg Mason Partners Pennsylvania Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(21) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Short Duration Municipal Income Fund (formerly, Legg Mason Partners Short Duration Municipal Income Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(22) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Short-Term Bond Fund (formerly, Legg Mason Partners Short-Term Bond Fund) (formerly Legg Mason Partner Short-Term Investment Grade Bond Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(23) Management Agreement between the Registrant, on behalf of Western Asset Emerging Markets Debt Portfolio, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(24) Management Agreement between the Registrant, on behalf of Western Asset Global High Yield Bond Portfolio, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(25) Management Agreement between the Registrant, on behalf of Western Asset Short Term Yield Fund, and LMPFA to be filed by amendment.

(26) Subadvisory Agreement between LMPFA and Western Asset Management Company (“WAM”), with respect to Legg Mason Western Asset Adjustable Rate Income Fund (formerly, Legg Mason Partners Adjustable Rate Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(27) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset California Municipals Fund (formerly, Legg Mason Partners California Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(28) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset Core Bond Fund (formerly, Legg Mason Partners Core Bond Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(29) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset Core Plus Bond Fund (formerly, Legg Mason Partners Core Plus Bond Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(30) Subadvisory Agreement between WAM and Western Asset Management Company Limited (“WAML”), with respect to Legg Mason Western Asset Core Plus Bond Fund (formerly, Legg Mason Partners Core Plus Bond Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(31) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset Strategic Income Fund (formerly, Legg Mason Partners Strategic Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(32) Subadvisory Agreement between WAM and WAML, with respect to Legg Mason Western Asset Strategic Income Fund (formerly, Legg Mason Partners Strategic Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(33) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset Global High Yield Bond Fund (formerly, Legg Mason Partners Global High Yield Bond Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(34) Subadvisory Agreement between WAM and WAML, with respect to Legg Mason Western Asset Global High Yield Bond Fund (formerly, Legg Mason Partners Global High Yield Bond Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(35) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset Government Securities Fund (formerly, Legg Mason Partners Government Securities Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(36) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset High Income Fund (formerly, Legg Mason Partners High Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(37) Subadvisory Agreement between WAM and WAML, with respect to Legg Mason Western Asset High Income Fund (formerly, Legg Mason Partners High Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(38) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset Global Inflation Management Fund (formerly, Legg Mason Partners Global Inflation Management Fund) (formerly Legg Mason Partners Inflation Management Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(39) Subadvisory Agreement between WAM and WAML, with respect to Legg Mason Western Asset Global Inflation Management Fund (formerly, Legg Mason Partners Global Inflation Management Fund) (formerly, Legg Mason Partners Inflation Management Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(40) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset Intermediate Maturity California Municipals Fund (formerly, Legg Mason Partners Intermediate Maturity California Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(41) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset Intermediate Maturity New York Municipals Fund (formerly, Legg Mason Partners Intermediate Maturity New York Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(42) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset Intermediate-Term Municipals Fund (formerly, Legg Mason Partners Intermediate-Term Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(43) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset Corporate Bond Fund (formerly, Legg Mason Partners Corporate Bond Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(44) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset Managed Municipals Fund (formerly, Legg Mason Partners Managed Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(45) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset Massachusetts Municipals Fund (formerly, Legg Mason Partners Massachusetts Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(46) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset Municipal High Income Fund (formerly, Legg Mason Partners Municipal High Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(47) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset New Jersey Municipals Fund (formerly, Legg Mason Partners New Jersey Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(48) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset New York Municipals Fund (formerly, Legg Mason Partners New York Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(49) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset Oregon Municipals Fund (formerly, Legg Mason Partners Oregon Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(50) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset Pennsylvania Municipals Fund (formerly, Legg Mason Partners Pennsylvania Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(51) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset Short Duration Municipal Income Fund (formerly, Legg Mason Partners Short Duration Municipal Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(52) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset Short-Term Bond Fund (formerly, Legg Mason Partners Short-Term Bond Fund) (formerly Legg Mason Partner Short-Term Investment Grade Bond Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(53) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Emerging Markets Debt Portfolio dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(54) Subadvisory Agreement between WAM and WAML, with respect to Western Asset Emerging Markets Debt Portfolio dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(55) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Global High Yield Bond Portfolio dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(56) Subadvisory Agreement between WAM and WAML, with respect to Western Asset Global High Yield Bond Portfolio dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(57) Subadvisory Agreement between WAM and Western Asset Management Company Ltd., a corporation organized under the laws of Japan (“Western Japan”), with respect to Legg Mason Western Asset Global Inflation Management Fund (formerly, Legg Mason Partners Global Inflation Management Fund) dated September 2, 2008 is incorporated herein by reference to Post-Effective Amendment No. 116.

(58) Subadvisory Agreement between WAM and Western Asset Management Company Pte. Ltd. (“Western Singapore”), with respect to Legg Mason Western Asset Global Inflation Management Fund (formerly, Legg Mason Partners Global Inflation Management Fund) dated September 2, 2008 is incorporated herein by reference to Post-Effective Amendment No. 116.

(59) Subadvisory Agreement between WAM and Western Japan, with respect to Legg Mason Western Asset Strategic Income Fund (formerly, Legg Mason Partners Strategic Income Fund) dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(60) Subadvisory Agreement between WAM and Western Singapore, with respect to Legg Mason Western Asset Strategic Income Fund (formerly, Legg Mason Partners Strategic Income Fund) dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(61) Subadvisory Agreement between WAM and Western Singapore, with respect to Legg Mason Western Asset Global High Yield Bond (formerly, Legg Mason Partners Global High Yield Bond Fund) dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(62) Subadvisory Agreement between WAM and Western Singapore, with respect to Western Asset Global High Yield Bond Portfolio dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(63) Subadvisory Agreement between WAM and Western Singapore, with respect to Western Asset Emerging Markets Debt Portfolio dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(64) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Short Term Yield Fund to be filed by amendment.

(65) Letter Amendment to Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Corporate Bond Fund (formerly, Legg Mason Partners Corporate Bond Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 137 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 29, 2009 (“Post-Effective Amendment No. 137”).

(e) (1) Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC (“LMIS”), on behalf of Legg Mason Western Asset Adjustable Rate Income Fund, Legg Mason Western Asset California Municipals Fund, Legg Mason Western Asset Core Bond Fund, Legg Mason Western Asset Core Plus Bond Fund, Legg Mason Western Asset Corporate Bond Fund, Legg Mason Western Asset Global High Yield Bond Fund, Legg Mason Western Asset Global Inflation Management Fund, Legg Mason Western Asset Government Securities Fund, Legg Mason Western Asset High Income Fund, Legg Mason Western Asset Intermediate Maturity California Municipals Fund, Legg Mason Western Asset Intermediate Maturity New York Municipals Fund, Legg Mason Western Asset Intermediate-Term Municipals Fund, Legg Mason Western Asset Managed Municipals Fund, Legg Mason Western Asset Massachusetts Municipals Fund, Legg Mason Western Asset Municipal High Income Fund, Legg Mason Western Asset New Jersey Municipals Fund, Legg Mason Western Asset New York Municipals Fund, Legg Mason Western Asset Oregon Municipals Fund, Legg Mason Western Asset Pennsylvania Municipals Fund, Legg Mason Western Asset Short Duration Municipal Income Fund, Legg Mason Western Asset Short-Term Bond Fund, Legg Mason Western Asset Strategic Income Fund, Western Asset Emerging Markets Debt Portfolio and Western Asset Global High Yield Bond Portfolio, dated August 10, 2010, is incorporated herein by reference to Post-Effective Amendment No. 159 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 19, 2010 (“Post-Effective Amendment No. 159”).

(2) Amendment to the Distribution Agreement between the Registrant and LMIS, on behalf of Western Asset Short Term Yield Fund, to be filed by amendment.

(f) (1) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on January 8, 2007 (“Post-Effective Amendment No. 78”).

(2) Legg Mason Investment Series (formerly, Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 78.

(3) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan dated as of July 10, 2006 is incorporated herein by reference to Post-Effective Amendment No. 78.

(4) Amended and Restated Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 78.

(5) Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 78.

(g) (1) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”) dated January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(2) Letter Agreement amending the Custodian Services Agreement with State Street dated April 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(3) Letter Agreement amending the Custodian Services Agreement with State Street, with respect to Western Asset Short Term Yield Fund, to be filed by amendment.

(h) (1) Form of License Agreement between the Registrant and Legg Mason Properties, Inc. is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 30, 2006.

(2) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Western Asset California Municipals Fund (formerly, Legg Mason Partners California Municipals Fund) dated March 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(3) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Western Asset Strategic Income Fund (formerly, Legg Mason Partners Strategic Income Fund) (formerly Legg Mason Partners Diversified Strategic Income Fund) dated March 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(4) Amended and Restated Fee Waiver and Expense Reimbursement Agreement for Legg Mason Western Asset Government Securities Fund (formerly, Legg Mason Partners Government Securities Fund) dated February 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(5) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Western Asset High Income Fund (formerly, Legg Mason Partners High Income Fund) dated March 16, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(6) Amended and Restated Fee Waiver and Expense Reimbursement Agreement for Legg Mason Western Asset Managed Municipals Fund (formerly, Legg Mason Partners Managed Municipals Fund) dated March 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(7) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Western Asset New York Municipals Fund (formerly, Legg Mason Partners New York Municipals Fund) dated March 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(8) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Western Asset Pennsylvania Municipals Fund (formerly, Legg Mason Partners Pennsylvania Municipals Fund) dated March 16, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(9) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Western Asset Corporate Bond Fund (formerly, Legg Mason Partners Corporate Bond Fund) is incorporated herein by reference to Post-Effective Amendment No. 137.

(10) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Western Asset Short-Term Bond Fund (formerly, Legg Mason Partners Short-Term Bond Fund) is incorporated herein by reference to Post-Effective Amendment No. 137.

(11) Fee Waiver and Expense Reimbursement Agreement for Western Asset Short Term Yield Fund to be filed by amendment.

(12) Transfer Agency and Services Agreement with Boston Financial Data Services, Inc. (“BFDS”) dated as of April 4, 2009 is incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A as filed April 6, 2009.

(13) Letter Agreement amending the Transfer Agency and Services Agreement with BFDS, with respect to Western Asset Short Term Yield Fund, to be filed by amendment.

(14) Co-Transfer Agency and Services Agreement with BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) dated as of April 1, 2009 is incorporated herein by reference to Post-Effective Amendment No. 137.

(i) (1) Opinion and Consent of Venable LLP as to the legality of the securities being registered is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 as filed with the SEC on June 1, 2007.

(2) Opinion and Consent of Venable LLP regarding the legality of Class R shares of Legg Mason Western Asset Global Inflation Management Fund (formerly, Legg Mason Partners Global Inflation Management Fund) (formerly, Legg Mason Partners Inflation Management Fund), and Class FI shares of Legg Mason Western Asset Short Duration Municipal Income Fund (formerly, Legg Mason Partners Short Duration Municipal Income Fund), is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 14, 2008 (“Post-Effective Amendment No. 97”).

(3) Opinion and Consent of Venable LLP regarding the legality of Class FI shares of each of Legg Mason Western Asset Intermediate Maturity California Municipals Fund (formerly, Legg Mason Partners Intermediate Maturity California Municipals Fund), Legg Mason Western Asset Intermediate Maturity New York Municipals Fund (formerly, Legg Mason Partners Intermediate Maturity New York Municipals Fund) and Legg Mason Western Asset Massachusetts Municipals Fund (formerly, Legg Mason Partners Massachusetts Municipals Fund), is incorporated herein by reference to Post-Effective Amendment No. 99.

(4) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Legg Mason Partners Global Income Fund, Legg Mason Western Asset Government Securities Fund (formerly, Legg Mason Partners Government Securities Fund) and Legg Mason Western Asset Corporate Bond Fund (formerly, Legg Mason Partners Corporate Bond Fund) (formerly Legg Mason Partners Investment Grade Bond Fund; and Class R Shares of Legg Mason Western Asset Global High Yield Bond Fund (formerly, Legg Mason Partners Global High Yield Bond Fund), Legg Mason Partners Global Income Fund, Legg Mason Western Asset Government Securities Fund (formerly, Legg Mason Partners Government Securities Fund), Legg Mason Western Asset Corporate Bond Fund (formerly, Legg Mason Partners Corporate Bond Fund) (formerly Legg Mason Partners Investment Grade Bond Fund), Legg Mason Partners Short/Intermediate U.S. Government Fund and Legg Mason Western Asset Short-Term Bond Fund (formerly, Legg Mason Partners Short-Term Investment Grade Bond Fund), is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 24, 2008.

(5) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Legg Mason Western Asset Managed Municipals Fund (formerly, Legg Mason Partners Managed Municipals Fund), Legg Mason Western Asset California Municipals Fund (formerly, Legg Mason Partners California Municipals Fund), Western Asset Emerging Markets Debt Portfolio and Western Asset Global High Yield Bond Portfolio is incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 11, 2008 (“Post-Effective Amendment No. 108”).

(6) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Legg Mason Western Asset Intermediate-Term Municipals Fund (formerly, Legg Mason Partners Intermediate-Term Municipals Fund), Legg Mason Western Asset New Jersey Municipals Fund (formerly, Legg Mason Partners New Jersey Municipals Fund), Legg Mason Western Asset New York Municipals Fund (formerly, Legg Mason Partners New York Municipals Fund) and Legg Mason Western Asset Pennsylvania Municipals Fund (formerly, Legg Mason Partners Pennsylvania Municipals Fund) is incorporated herein by reference to Post-Effective Amendment No. 111.

(7) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Legg Mason Western Asset Oregon Municipals Fund (formerly, Legg Mason Partners Oregon Municipals Fund) is incorporated herein by reference to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 6, 2008 (“Post-Effective Amendment No. 114”).

(8) Opinion and Consent of Venable LLP as to the legality of Class FI and Class R shares of Legg Mason Western Asset Adjustable Rate Income Fund (formerly, Legg Mason Partners Adjustable Rate Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 116.

(9) Opinion and Consent of Venable LLP as to the legality of Class FI and Class R shares of Legg Mason Western Asset Strategic Income Fund (formerly, Legg Mason Partners Strategic Income Fund), Class FI shares of Legg Mason Western Asset Municipal High Income Fund (formerly, Legg Mason Partners Municipal High Income Fund) and Class R shares of Legg Mason Western Asset High Income Fund (formerly, Legg Mason Partners High Income Fund) is incorporated by reference to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 25, 2008 (“Post-Effective Amendment No. 119”).

(10) Opinion and Consent of Bingham McCutchen LLP regarding the reorganization of High Yield Bond Fund into Legg Mason Partners High Income Fund is incorporated by reference to Post-Effective Amendment No. 119.

(11) Opinion and Consent of Venable LLP as to the legality of Class A, Class C and Class IS shares of Western Asset Emerging Markets Debt Portfolio is incorporated by reference to Post-Effective Amendment No. 123.

(12) Opinion and Consent of Venable LLP as to the legality of Class P shares of Legg Mason Western Asset Corporate Bond Fund (formerly, Legg Mason Partners Corporate Bond Fund) is incorporated herein by reference to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 30, 2009.

(13) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Legg Mason Western Asset Adjustable Rate Income Fund (formerly, Legg Mason Partners Adjustable Rate Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 24, 2009.

(14) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Legg Mason Western Asset Core Bond Fund, Legg Mason Western Asset Core Plus Bond Fund, Legg Mason Western Asset High Income Fund and Legg Mason Western Asset Strategic Income Fund is incorporated by reference to Post-Effective Amendment No. 141.

(15) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Legg Mason Western Asset Global Inflation Management Fund is incorporated herein by reference to Post-Effective Amendment No. 148 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 22, 2010 (“Post-Effective Amendment No. 148”).

(16) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Legg Mason Western Asset Corporate Bond Fund, Legg Mason Western Asset Global High Yield Bond Fund, Legg Mason Western Asset Short-Term Bond Fund and Legg Mason Western Asset Government Securities Fund is incorporated herein by reference to Post-Effective Amendment No. 153 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 27, 2010.

(17) Opinion and Consent of Venable LLP as to the legality of Class FI, Class I and Class IS shares of Western Asset Short Term Yield Fund, to be filed by amendment.

(j) (1) Consents of Independent Registered Public Accounting Firm are filed herewith.

(2) Power of Attorney dated February 9, 2010 and February 11, 2010 is incorporated herein by reference to Post-Effective Amendment No. 147 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 19, 2010 (“Post-Effective Amendment No. 147”).

(3) Power of Attorney dated August 11, 2010 is incorporated herein by reference to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 25, 2010 (“Post-Effective Amendment No. 157”).

(k) Not Applicable.

(l) Not Applicable.

(m)(1) Shareholder Services and Distribution Plan pursuant to Rule 12b-1 of the Registrant, on behalf of Legg Mason Western Asset Adjustable Rate Income Fund, Legg Mason Western Asset California Municipals Fund, Legg Mason Western Asset Core Bond Fund, Legg Mason Western Asset Core Plus Bond Fund, Legg Mason Western Asset Corporate Bond Fund, Legg Mason Western Asset Global High Yield Bond Fund, Legg Mason Western Asset Global Inflation Management Fund, Legg Mason Western Asset Government Securities Fund, Legg Mason Western Asset High Income Fund, Legg Mason Western Asset Intermediate Maturity California Municipals Fund, Legg Mason Western Asset Intermediate Maturity New York Municipals Fund, Legg Mason Western Asset Intermediate-Term Municipals Fund, Legg Mason Western Asset Managed Municipals Fund, Legg Mason Western Asset Massachusetts Municipals Fund, Legg Mason Western Asset Municipal High Income Fund, Legg Mason Western Asset New Jersey Municipals Fund, Legg Mason Western Asset New York Municipals Fund, Legg Mason Western Asset Oregon Municipals Fund, Legg Mason Western Asset Pennsylvania Municipals Fund, Legg Mason Western Asset Short Duration Municipal Income Fund, Legg Mason Western Asset Short-Term Bond Fund, Legg Mason Western Asset Strategic Income Fund, Western Asset Emerging Markets Debt Portfolio and Western Asset Global High Yield Bond Portfolio, dated February 6, 2007, as amended August 2010, is incorporated herein by reference to Post-Effective Amendment No. 159.

(2) Amendment to Shareholder Services and Distribution Plan pursuant to Rule 12b-1 of the Registrant, on behalf of Western Asset Short Term Yield Fund, to be filed by amendment.

(n) Rule 18f-3(d) Multiple Class Plan of the Registrant dated February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(o) Not Applicable

(p) (1) Code of Ethics of Citigroup Asset Management—North America (adopted by LMPFA), as amended September 13, 2005, is incorporated herein by reference to Post-Effective Amendment No. 75.

(2) Code of Ethics of LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 75.

(3) Code of Ethics of WAM, WAML, Western Singapore and certain supervised affiliates dated January 2010 is incorporated herein by reference to Post-Effective Amendment No. 150 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 24, 2010.

(4) Code of Ethics of Western Japan is incorporated herein by reference to Post-Effective Amendment No. 116.

Item 29.	Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 30.	Indemnification

Provisions relating to indemnification of the Registrant’s Trustees and employees are included in Article IX of the Registrant’s Declaration of Trust, which is incorporated herein by reference.

Reference is hereby made to paragraph 10 of the Distribution Agreement between the Registrant and LMIS.

The Trustees and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

Item 31.	Business and Other Connections of Investment Adviser

Investment Adviser—Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 31 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Advisers Act (SEC File No. 801-66785).

Western Asset Management Company—Subadviser—Western Asset Management Company (“WAM”) is an investment adviser registered with the SEC under the Advisers Act. The following is a list of the officers and directors of WAM.

Directors

James W. Hirschmann III

Jeffrey A. Nattans

Officers

Bruce D. Alberts	Chief Financial Officer
Brett B. Canon	Director of Risk Management and Operations
D. Daniel Fleet	President
Daniel E. Giddings	Assistant Secretary
James W. Hirschmann III	Chief Executive Officer
Gavin L. James	Director of Global Client Service and Marketing
Dennis J. McNamara	Director of Portfolio Operations
Charles A. Ruys de Perez	Secretary, General Counsel and Head of Legal and Compliance

Western Asset Management Company Limited—Subadviser—Western Asset Management Company Limited (“WAML”) was incorporated under the laws of England as a corporation. WAML is a wholly-owned subsidiary of Legg Mason. WAML is registered as an investment adviser under the Advisers Act. The following is a list of the officers and directors of WAML.

Directors

James W. Hirschmann III

D. Daniel Fleet

Jeffrey A. Nattans

Michael B. Zelouf

Officers

D. Daniel Fleet	President
James W. Hirschmann III	Managing Director
Suzanne Taylor-King	Finance Officer
Michael B. Zelouf	Head of London Operations

Western Asset Management Company Pte. Ltd—Subadviser—Western Asset Management Company Pte. Ltd. (“Western Singapore”) was incorporated under the laws of Singapore as a corporation. Western Singapore is a wholly-owned subsidiary of Legg Mason. The following is a list of the officers and directors of Western Singapore.

Directors

D. Daniel Fleet

Takashi Komatsu

Jeffrey A. Nattans

Naoya Orime

Officers

D. Daniel Fleet	President
Yasuaki Sudo	Finance Officer
Naoya Orime	Head of Tokyo Operations

Western Asset Management Company Ltd—Subadviser—Western Asset Management Company Ltd (“Western Japan”) was incorporated under the laws of Japan as a corporation. Western Japan is a wholly-owned subsidiary of Legg Mason. Western Japan is authorized and regulated in Japan by the Japanese Securities and Exchange Surveillance Commission. The following is a list of the officers and directors of Western Japan.

Directors

D. Daniel Fleet

Takashi Komatsu

Jeffrey A. Nattans

Naoya Orime

Officers

D. Daniel Fleet	President
Yasuaki Sudo	Finance Officer
Naoya Orime	Head of Tokyo Operations

Following is a list of other substantial business activities in which directors, officers or partners of WAM, WAML, Western Singapore and Western Japan have been engaged as director, officer, employee, partner or trustee.

Officer/Director	Other Offices Held

D. Daniel Fleet	Director, WAML
Director, Western Japan
Director, WAM Australia
Director, WAMCO Hldgs Ltd.
Director, Western Singapore

Jeffrey A. Nattans	Director, WAM
Vice President, Legg Mason, Inc.
Manager and Vice President, LMIH
Director, WAML
Director, Western Japan
Director, WAM Australia
Director, WAMCO Hldgs Ltd.
Director, Western Singapore

Officer/Director	Other Offices Held

James W. Hirschmann III	Director, WAM
Director, WAML

Following is a list of addresses for Item 31 with respect to WAM, WAML, Western Japan and Western Singapore:

Barrett Associates, Inc. (“Barrett”)

565 Fifth Avenue

New York, NY 10017

Bartlett & Co. (“Bartlett”)

36 East Fourth Street

Cincinnati, OH 45202

Batterymarch Financial Management, Inc. (“Batterymarch”)

John Hancock Tower

200 Clarendon Street, 49th Floor

Boston, MA 02116

Brandywine Global Investment Management, LLC (“Brandywine”)

2929 Arch Street, 8th Floor

Philadelphia, PA 19104

Brandywine Global Investment Management (Asia) Pte. Ltd. (“Brandywine Singapore”)

36 Robinson House, #18

City House

Singapore

Clearbridge Advisors, LLC (“Clear Adv”)

620 Eighth Avenue

New York, NY 10018

Clearbridge Asset Management, Inc. (“Clear Asset”)

620 Eighth Avenue

New York, NY 10018

Global Currents Investment Management, LLC (“GCIM”)

100 International Drive

Baltimore, MD 21202

Legg Mason Capital Management, Inc. (“LMCM”)

100 International Drive

Baltimore, MD 21202

Legg Mason Canada Holdings Ltd. (“LM Canada Hldg”)

44 Chipman Hill, 10th Floor

St. John, New Brunswick E2L 4S6

Canada

Legg Mason Fund Adviser, Inc. (“LMFA”)

100 International Drive

Baltimore, MD 21202

Legg Mason Funding Corp. (“LM Funding”)

100 International Drive

Baltimore, MD 21202

Legg Mason Global Asset Allocation, LLC (“LMGAA”)

100 First Stamford Place

Stamford, CT 06902

and

620 Eighth Avenue

New York, NY 10018

Legg Mason, Inc.

100 International Drive

Baltimore, MD 21202

Legg Mason International Holdings, LLC (“LMIH”)

100 International Drive

Baltimore, MD 21202

Legg Mason Investment Counsel, LLC (“LMIC”)

100 International Drive

Baltimore, MD 21202

Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

620 Eighth Avenue

New York, NY 10018

Legg Mason Real Estate Investors, Inc. (“LMREI”)

100 International Drive

Baltimore, MD 21202

Legg Mason Real Estate Securities Advisors, Inc. (“LMRESA”)

100 International Drive

Baltimore, MD 21202

Legg Mason Realty Capital, Inc. (“LMRC”)

100 International Drive

Baltimore, MD 21202

Legg Mason Realty Group, Inc. (“LMRG”)

100 International Drive

Baltimore, MD 21202

Legg Mason Realty Partners, Inc. (“LMRP”)

100 International Drive

Baltimore, MD 21202

Legg Mason Tower, Inc. (“LM Tower”)

100 International Drive

Baltimore, MD 21202

LMRC II, Inc. (“LMRC II”)

100 International Drive

Baltimore, MD 21202

LMRC Properties, Inc. (“LMRC Properties”)

100 International Drive

Baltimore, MD 21202

PCM Holdings I, Inc. (“PCM I”)

8889 Pelican Bay Boulevard, Suite 500

Naples, FL 34108-7512

PCM Holdings II, LLC (“PCM II”)

8889 Pelican Bay Boulevard, Suite 500

Naples, FL 34108-7512

Permal Asset Management, Inc. (“Permal”)

900 Third Ave. 28th Floor

New York, NY 10022

Royce & Associates, LLC (“Royce”)

1414 Avenue of the Americas

New York, NY 10019

Western Asset Management Company (“WAM”)

385 East Colorado Boulevard

Pasadena, CA 91101

and

620 Eighth Avenue

New York, NY 10018

Western Asset Management Company Limited (“WAML”)

10 Exchange Square

Primrose Street

London EC2A2EN England

Western Asset Management Company Ltd (“Western Japan”)

36F Shin-Marunouchi Building

5-1 Marunouchi 1-Chome Chiyoda-Ku

Tokyo 100-6536 Japan

Western Asset Management Company Pty Ltd (“WAM Australia”)

Level 48

120 Collins Street

GPO Box 507

Melbourne Victoria 3000 Australia

Western Asset Management (UK) Holdings Limited (“WAMCO Hldgs Ltd”)

10 Exchange Square

Primrose Street

London EC2A2EN England

Western Asset Management Company Pte. Ltd. (“Western Singapore”)

1 George Street, #23-01

Singapore 049145

Item 32.	Principal Underwriters

Legg Mason Investor Services, LLC (“LMIS”), the distributor of the Registrant, is a distributor of funds that are series of the following registrants: Legg Mason Partners Income Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Equity Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust and Legg Mason Partners Institutional Trust.

LMIS is the placement agent for funds that are series of Master Portfolio Trust.

The information required by this Item 32 with respect to each director and officer of LMIS is listed below:

Kimberly Mustin – Co-Managing Director

Matthew Schiffman – Co-Managing Director

George Betzios – Vice President

W. Talbot Daley – Vice President

David J. Eikenberg – Vice President

Mark E. Freemyer – Vice President

Thomas J. Hirschmann – Vice President

Joseph LaRocque – Vice President

Michael McAllister – Vice President

Theresa P. McGuire – Vice President

Jeremy O’Shea – Vice President

Joel R. Sauber – Vice President

Robert Shepler – Vice President

Jason Bennett – Chief Financial Officer, Treasurer and Financial Reporting Officer

Joseph M. Furey – General Counsel and Secretary

Erin L. Clark – Assistant Secretary

Vicki Schmelzer – Assistant Secretary

Ronald A. Holinsky – Deputy General Counsel

Stephen A. Scarpino – Anti-Money Laundering Compliance Officer

All Addresses are 100 International Drive, Baltimore, Maryland 21202.

(c) Not applicable.

Item 33.	Location of Accounts and Records

With respect to the Registrant:

(1) Legg Mason Partners Income Funds

55 Water Street

New York, New York 10041

With respect to the Registrant’s Investment Manager:

(2) c/o Legg Mason Partners Fund Advisor, LLC

620 Eighth Avenue

New York, New York 10018

With respect to the Registrant’s Subadvisers:

(3) c/o Western Asset Management Company, Western Asset Management Company Limited, Western Singapore and Western Japan

620 Eighth Avenue

New York, New York 10018

With respect to the Registrant’s Custodian:

(4) State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

With respect to the Registrant’s Transfer Agent:

(5) BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

(6) Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

With respect to the Registrant’s Distributor:

(7) Legg Mason Investor Services, LLC

100 International Drive

Baltimore, Maryland 21202

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS INCOME TRUST certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on this 25th day of March, 2011.

LEGG MASON PARTNERS INCOME TRUST, on behalf of its series:

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Legg Mason Western Asset Massachusetts Municipals Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
President and Principal Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on March 25, 2011.

Signature	Title

/s/ R. Jay Gerken R. Jay Gerken	President, Principal Executive Officer and Trustee

/s/ Kaprel Ozsolak Kaprel Ozsolak	Chief Financial Officer

/s/ Elliott J. Berv* Elliott J. Berv	Trustee

/s/ A. Benton Cocanougher* A. Benton Cocanougher	Trustee

/s/ Jane F. Dasher* Jane F. Dasher	Trustee

/s/ Mark T. Finn* Mark T. Finn	Trustee

/s/ Rainer Greeven* Rainer Greeven	Trustee

/s/ Stephen R. Gross* Stephen R. Gross	Trustee

/s/ Richard E. Hanson, Jr.* Richard E. Hanson, Jr.	Trustee

/s/ Diana R. Harrington* Diana R. Harrington	Trustee

/s/ Susan M. Heilbron* Susan M. Heilbron	Trustee

/s/ Susan B. Kerley* Susan B. Kerley	Trustee

/s/ Alan G. Merten*	Trustee

Alan G. Merten

/s/ R. Richardson Pettit* R. Richardson Pettit	Trustee

*By: /s/ R. Jay Gerken R. Jay Gerken

*	Attorney-in-Fact, pursuant to Power of Attorney.

Exhibit Index

(j)(1)	Consents of Independent Registered Public Accounting Firm